UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-8399

PIMCO Variable Insurance Trust

(Exact name of registrant as specified in charter)

840 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive offices)

John P. Hardaway

Treasurer

PIMCO Variable Insurance Trust

840 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan Fox

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (866) 746-2606

Date of fiscal year end: December 31

Date of reporting period: January 1, 2005 - June 30, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

•	PIMCO Variable Insurance Trust All Asset Portfolio Administrative Class

•	PIMCO Variable Insurance Trust All Asset Portfolio Advisor Class

•	PIMCO Variable Insurance Trust All Asset Portfolio Class M

•	PIMCO Variable Insurance Trust CommodityRealReturn Portfolio Administrative Class

•	PIMCO Variable Insurance Trust Emerging Markets Bond Portfolio Administrative Class

•	PIMCO Variable Insurance Trust Foreign Bond Portfolio (U.S. Dollar-Hedged) Administrative Class

•	PIMCO Variable Insurance Trust Foreign Bond Portfolio (U.S. Dollar-Hedged) Institutional Class

•	PIMCO Variable Insurance Trust Global Bond Portfolio (Unhedged) Administrative Class

•	PIMCO Variable Insurance Trust High Yield Portfolio Administrative Class

•	PIMCO Variable Insurance Trust High Yield Portfolio Institutional Class

•	PIMCO Variable Insurance Trust Long-Term U.S. Government Portfolio Administrative Class

•	PIMCO Variable Insurance Trust Long-Term U.S. Government Portfolio Institutional Class

•	PIMCO Variable Insurance Trust Low Duration Portfolio Administrative Class

•	PIMCO Variable Insurance Trust Low Duration Portfolio Institutional Class

•	PIMCO Variable Insurance Trust Money Market Portfolio Administrative Class

•	PIMCO Variable Insurance Trust Money Market Portfolio Institutional Class

•	PIMCO Variable Insurance Trust Real Return Portfolio Administrative Class

•	PIMCO Variable Insurance Trust Real Return Portfolio Institutional Class

•	PIMCO Variable Insurance Trust Short-Term Portfolio Administrative Class

•	PIMCO Variable Insurance Trust Short-Term Portfolio Institutional Class

•	PIMCO Variable Insurance Trust StocksPLUS Growth and Income Portfolio Administrative Class

•	PIMCO Variable Insurance Trust StocksPLUS Growth and Income Portfolio Institutional Class

•	PIMCO Variable Insurance Trust Total Return Portfolio Administrative Class

•	PIMCO Variable Insurance Trust Total Return Portfolio Institutional Class

•	PIMCO Variable Insurance Trust Total Return Portfolio II Administrative Class

•	PIMCO Variable Insurance Trust Total Return Portfolio II Institutional Class

PIMCO VARIABLE INSURANCE TRUST

ALL ASSET PORTFOLIO

ADMINISTRATIVE CLASS

SEMI-ANNUAL REPORT
June 30, 2005

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust prospectus. Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. This and other information is contained in the Portfolio’s prospectus. Please read the prospectus carefully before you invest or send money.

Chairman’s Letter

Dear Shareholder:

We are pleased to present this semi-annual report for the PIMCO Variable Insurance Trust, covering the six-month period ended June 30, 2005.

Bonds generally rallied worldwide during the first half of 2005, as intermediate and long-term interest rates fell, risk appetites for credit-sensitive assets revived somewhat and signs of a global economic slowdown emerged. In the U.S., fixed income returns were also positive overall for the first six months of 2005, as second quarter gains generally offset losses in the first quarter.

The phenomenon of decreasing longer-dated yields amid a tightening cycle by the Federal Reserve—dubbed a “conundrum” by Fed Chairman Alan Greenspan—continued throughout the six-month period. Amidst the explanation of the “conundrum,” several factors emerge. First, inflation remains relatively contained, while weakness in the manufacturing data signaled that the U.S. economy could be poised to slow down. Second, Asian central banks continued to buy Treasuries to keep their currencies from appreciating versus the U.S. dollar, thereby helping to finance the U.S. trade deficit. Finally, demand from U.S. pension funds to reduce the mismatch between the duration of their assets and liabilities provided support for longer-dated bonds.

On the following pages you will find details on the Portfolio and its total return investment performance, including our discussion of the primary factors that affected performance during the six-month reporting period.

We appreciate the trust you have placed in us, and we will strive to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

July 31, 2005

June 30, 2005	Semi-Annual Report	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of fifteen separate investment portfolios. Each portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of a portfolio directly. Shares of a portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: real rate risk, derivative risk, small company risk, non-U.S. security risk, high-yield security risk and specific sector investment risks. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a portfolio could not close out a position when it would be most advantageous to do so. A Portfolio investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified portfolio. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. The cost of investing in the All Asset Portfolio will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

The Portfolio invests in a portfolio of mutual funds. The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

The underlying funds may invest in commodity-linked derivative instruments which may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, changes in interest rates, and other factors such as weather, disease, embargoes, and international economic and political developments, as well as the trading activity of speculators and arbitrageurs in the underlying commodities.

On the performance summary page in this semi-annual report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay (i) on Portfolio distributions or (ii) the redemption of Portfolio shares. The Portfolio’s performance also does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns.

An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the SEC’s website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

2	Semi-Annual Report	June 30, 2005

Important Information (continued)

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this semi-annual report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from January 1, 2005 to June 30, 2005.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel or litigation expense).

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

June 30, 2005	Semi-Annual Report	3

All Asset Portfolio

CUMULATIVE RETURNS THROUGH JUNE 30, 2005

              All Asset      All Asset  Lehman Brothers
              Portfolio      Benchmark     U.S. TIPS
            Administrative   Composite     1-10 Year    AAF Core   CPI + 500
                 Class         Index         Index        Funds   Basis Points
            --------------   ---------  --------------- --------  ------------
 4/30/2003     $10,000        $10,000       $10,000      $10,000     $10,000
 5/31/2003      10,550         10,394        10,296       10,445      10,025
 6/30/2003      10,464         10,360        10,275       10,405      10,078
 7/31/2003       9,991         10,089         9,949       10,052      10,131
 8/31/2003      10,182         10,249        10,081       10,250      10,212
 9/30/2003      10,511         10,488        10,351       10,545      10,288
10/31/2003      10,682         10,624        10,368       10,685      10,319
11/30/2003      10,763         10,716        10,337       10,788      10,334
12/31/2003      11,079         11,028        10,397       11,125      10,366
 1/31/2004      11,192         11,177        10,496       11,292      10,460
 2/29/2004      11,449         11,368        10,701       11,530      10,560
 3/31/2004      11,661         11,512        10,845       11,719      10,672
 4/30/2004      10,909         11,073        10,488       11,144      10,751
 5/31/2004      11,208         11,171        10,618       11,277      10,859
 6/30/2004      11,276         11,257        10,610       11,377      10,938
 7/31/2004      11,307         11,275        10,742       11,420      10,966
 8/31/2004      11,626         11,522        10,936       11,749      11,018
 9/30/2004      11,818         11,655        10,946       11,880      11,087
10/31/2004      12,025         11,840        11,079       12,105      11,192
11/30/2004      12,181         11,966        11,040       12,227      11,244
12/31/2004      12,352         12,186        11,135       12,493      11,250
 1/31/2005      12,288         12,117        11,106       12,398      11,320
 2/28/2005      12,415         12,255        11,066       12,521      11,433
 3/31/2005      12,312         12,180        11,046       12,438      11,570
 4/30/2005      12,462         12,240        11,229       12,562      11,696
 5/31/2005      12,633         12,437        11,278       12,783      11,733
 6/30/2005      12,794         12,590        11,306       12,933      11,788

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

PIMCO FUNDS ALLOCATION‡

Emerging Markets Bond	13.9%
Floating Income	12.1%
High Yield	10.3%
Real Return Asset	8.0%
CommodityRealReturn Strategy	7.8%
RealEstateRealReturn Strategy	7.6%
Real Return	6.8%
Foreign Bond (Unhedged)	6.4%
Other	27.1%

‡ % of Total Investments as of June 30, 2005

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended June 30, 2005

		6 Months	1 Year	Since Inception*
	All Asset Portfolio Administrative Class (Inception 04/30/03)	3.58%	13.46%	12.04%
- - - - - - -	Lehman Brothers U.S. TIPS 1-10 Year Index	1.54%	6.56%	—
– – – –	CPI + 500 Basis Points**	4.78%	7.76%	—
- — - —	All Asset Benchmark Composite Index	3.32%	11.85%	—
..............	AAF Core Funds	3.52%	13.67%	—
	* Annualized. All Portfolio returns are net of fees and expenses.
	** Secondary benchmark

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Please refer to page 2 herein for an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$1,035.80	$1,021.97
Expenses Paid During Period†	$2.88	$2.86

†Expenses are equal to the Portfolio’s Administrative Class annualized expense ratio of 0.57%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The expense ratio excludes the expenses of the underlying Funds, which based upon the allocation of the Portfolio’s assets among the underlying Funds are indirectly borne by the shareholders of the Portfolio. The underlying Fund expenses for the Portfolio are estimated at 0.60%.

PORTFOLIO INSIGHTS

•	The All Asset Portfolio seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class shares of the PIMCO Funds, an unaffiliated open-end management investment company, except the All Asset and All Asset All Authority Funds.

•	The Portfolio may invest in any PIMCO Fund, except the All Asset and All Asset All Authority Funds. However, PIMCO has identified 14 core Funds on which the Portfolio will focus.

•	For the six-month period ended June 30, 2005, the Portfolio’s Administrative Class shares outperformed its benchmarks by returning 3.58%, versus the 1.54% return of the Lehman Brothers U.S. TIPS 1-10 Year Index and the 3.32% return of the All Asset Benchmark Composite Index.

•	The Portfolio’s overweight to short-term strategies detracted from performance, as short-term investments underperformed the average performance of the core Funds.

•	The Portfolio’s overweight to emerging markets Funds was positive for performance, as these Funds outperformed the average performance of the core Funds, while spreads of emerging markets securities narrowed and fundamentals remained strong.

•	An emphasis on the Foreign Bond Fund (Unhedged) was negative for returns, (due in part to the U.S. dollar’s appreciation during the period) as the Fund underperformed the average performance of the core Funds.

•	Overweights to the RealEstateRealReturn Strategy and CommodityRealReturn Strategy Funds were positive for performance, as both Funds outperformed the average performance of the core Funds during the period.

•	An underweight to international equities was negative for performance, as the International StocksPLUS TR Fund outperformed the average performance of the core Funds.

4	Semi-Annual Report	June 30, 2005

Financial Highlights

All Asset Portfolio (Administrative Class)

Selected Per Share Data for the Year or Period Ended:	06/30/2005†		12/31/2004		04/30/2003- 12/31/2003

Net asset value beginning of period	$11.62		$10.77		$10.00
Net investment income (a)	0.20		1.50		0.53
Net realized/unrealized gain (loss) on investments (a)	0.21		(0.27)		0.54
Total income from investment operations	0.41		1.23		1.07
Dividends from net investment income	(0.16)		(0.37)		(0.30)
Distributions from net realized capital gains	0.00		(0.01)		0.00
Total distributions	(0.16)		(0.38)		(0.30)
Net asset value end of period	$11.87		$11.62		$10.77
Total return	3.58%		11.49%		10.79%
Net assets end of period (000s)	$203,441		$102,183		$1,017
Ratio of net expenses to average net assets	0.58	%*(c)(d)	0.57	%(c)(d)	0.60	%*(b)(c)
Ratio of net investment income to average net assets	3.46	%*	13.02%		7.56	%*
Portfolio turnover rate	32%		93%		136%

†	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 10.92%.
(c)	Ratio of expenses to average net assets excluding underlying Funds’ expenses in which the Portfolio invests.
(d)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.60%.

See accompanying notes	June 30, 2005	Semi-Annual Report	5

Statement of Assets and Liabilities

All Asset Portfolio

June 30, 2005 (Unaudited)

Amounts in thousands, except per share amounts

Assets:

Investments in Affiliates, at value	$254,496
Receivable for investments in Affiliates sold	2,147
Receivable for Portfolio shares sold	1,032
Interest and dividends receivable from Affiliates	840
258,515

Liabilities:

Payable for investments in Affiliates purchased	$4,214
Accrued investment advisory fee	39
Accrued administration fee	49
Accrued servicing fee	38
Recoupment payable to Manager	2
4,342

Net Assets	$254,173

Net Assets Consist of:

Paid in capital	$245,956
Undistributed net investment income	1,997
Accumulated undistributed net realized gain	85
Net unrealized appreciation	6,135
$254,173

Net Assets:

Administrative Class	$203,441
Advisor Class	836
Class M	49,896

Shares Issued and Outstanding:

Administrative Class	17,144
Advisor Class	70
Class M	4,212

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Administrative Class	$11.87
Advisor Class	11.87
Class M	11.84

Cost of Investments in Affiliates Owned	$248,361

6	Semi-Annual Report	June 30, 2005	See accompanying notes

Statement of Operations

All Asset Portfolio

Amounts in thousands
Six Months Ended June 30, 2005 (Unaudited)

Investment Income:

Interest	$5
Dividends from Affiliate investments	3,662
Miscellaneous income	7
Total Income	3,674

Expenses:

Investment advisory fees	178
Administration fees	223
Distribution and/or servicing fees - Administrative Class	110
Distribution fees - Class M	72
Miscellaneous expense	5
Total Expenses	588
Reimbursement by Manager	(19)
Net Expenses	569

Net Investment Income	3,105

Net Realized and Unrealized Gain (Loss):

Net realized (loss) on Affiliate investments	(117)
Net change in unrealized appreciation on Affiliate investments	4,643
Net Gain	4,526

Net Increase in Net Assets Resulting from Operations	$7,631

See accompanying notes	June 30, 2005	Semi-Annual Report	7

Statements of Changes in Net Assets

All Asset Portfolio

Amounts in thousands
	Six Months Ended June 30, 2005 (Unaudited)	Year Ended December 31, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income	$3,105	$4,788
Net realized gain (loss) on affiliate investments	(117)	113
Net capital gain distributions received from underlying Funds	0	398
Net change in unrealized appreciation on affiliate investments	4,643	1,465
Net increase resulting from operations	7,631	6,764

Distributions to Shareholders:

From net investment income
Administrative Class	(2,405)	(2,731)
Advisor Class	(5)	0
Class M	(508)	(475)

From net realized capital gains
Administrative Class	0	(98)
Advisor Class	0	0
Class M	0	(17)

Total Distributions	(2,918)	(3,321)

Portfolio Share Transactions:

Receipts for shares sold
Administrative Class	99,201	98,030
Advisor Class	831	10
Class M	31,812	18,815

Issued as reinvestment of distributions
Administrative Class	2,405	2,829
Advisor Class	5	0
Class M	508	492

Cost of shares redeemed
Administrative Class	(4,126)	(2,625)
Advisor Class	(11)	0
Class M	(1,704)	(1,472)
Net increase resulting from Portfolio share transactions	128,921	116,079

Total Increase in Net Assets	133,634	119,522

Net Assets:

Beginning of period	120,539	1,017
End of period*	$254,173	$120,539

*Including undistributed net investment income of:	$1,997	$1,810

8	Semi-Annual Report	June 30, 2005	See accompanying notes

Schedule of Investments

All Asset Portfolio (a)

June 30, 2005 (Unaudited)

Value
Shares	(000s)

PIMCO FUNDS (b) 99.7%

CommodityRealReturn Strategy	1,270,336	$19,830
Convertible	96,142	1,144
Developing Local Markets	665,568	6,682
Emerging Markets Bond	3,175,042	35,465
European Convertible	144,718	1,719
Floating Income	2,988,087	30,688
Foreign Bond (Unhedged)	1,567,899	16,400
Fundamental IndexPLUS (c)	93,260	933
Fundamental IndexPLUS TR (c)	244,109	2,441
GNMA	1,088,531	12,105
High Yield	2,659,217	26,193
International StocksPLUS TR Strategy	261,894	2,902
Long-Term U.S. Government	76,245	875
Real Return	1,504,002	17,356
Real Return Asset	1,646,380	20,300
RealEstateRealReturn Strategy	1,779,621	19,451
Short-Term	1,093,105	10,953
StocksPLUS	308,807	3,008
StocksPLUS Total Return	265,243	3,392
Total Return	851,242	9,202
Total Return Mortgage	1,138,734	12,264

Total PIMCO Funds (Cost $247,168)		253,303

SHORT-TERM INSTRUMENTS 0.4%
	Principal Amount (000s)
Repurchase Agreement 0.4%
State Street Bank
2.650% due 07/01/2005	$1,193	1,193

(Dated 06/30/2005. Collateralized by Fannie Mae 2.875% due 10/15/2005 valued at $1,220. Repurchase proceeds are $1,193.)
Total Short-Term Instruments (Cost $1,193)		1,193

Total Investments 100.1%		$254,496
(Cost $248,361)
Other Assets and Liabilities (Net) (0.1%)		(323)

Net Assets 100.0%		$254,173

Notes to Schedule of Investments:

(a) The Portfolio is investing in shares of affiliated Funds.

(b) Institutional Class of each PIMCO Fund.

(c) Non-income producing Fund.

See accompanying notes	June 30, 2005	Semi-Annual Report	9

Notes to Financial Statements

June 30, 2005 (Unaudited)

1. Organization

The All Asset Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Administrative, Advisor and Class M. Information presented in these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Advisor Class and Class M are provided separately and are available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Investments in Funds within the PIMCO Funds are valued at their net asset value as reported by the underlying PIMCO Funds.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as a component of interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from financial accounting principles generally accepted in the United States of America (“GAAP”). Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported in the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative and servicing fees.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

To the extent the All Asset Portfolio invests in the CommodityRealReturn Strategy Fund (the “Fund”), an underlying Fund with investments as described below, the All Asset Portfolio would be subject to the risk of diminished investment returns if the Fund was to fail to qualify as a regulated investment company and was subject to federal income tax. Moreover, depending upon the composition of All Asset Portfolio’s investments, any failure of the Fund to qualify as a regulated investment company could jeopardize All Asset Portfolio’s own qualification, if it thereby failed to satisfy the asset diversification requirement. If the All Asset Portfolio were to fail to qualify as a regulated investment company in any year, then the All Asset Portfolio would be subject to federal income tax on its net income and capital gains at regular corporate income tax rates (without a deduction for distributions to shareholders), which would diminish the investment returns of shareholders of the All Asset Portfolio. When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the All Asset Portfolio’s earnings and profits.

One of the requirements for qualification as a regulated investment company under Subchapter M of the Code is that the Portfolio derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (the

10	Semi-Annual Report	June 30, 2005

“Qualifying Income Test”). The CommodityRealReturn Strategy Fund (the “Fund”) currently intends to gain most of its exposure to the commodities markets by entering into swap agreements on a commodities index, and may invest in other commodity-linked derivative instruments, including commodity swap agreements, options, futures contracts, options on futures contracts and commodity-linked structured notes. Existing authority does not fully address the treatment of commodity swap agreements and other commodities-linked derivative instruments under the Qualifying Income Test or under related securities laws. For these purposes, the Fund is relying on an opinion of counsel to the Fund that commodity swap agreements entered into by the Fund should constitute securities for purposes of the Qualifying Income Test. Such opinion is not binding on the Internal Revenue Service (“Service”), and the Fund does not intend to obtain a ruling from the Service. There is no assurance that the Service will not challenge the Fund’s status as a regulated investment company, or that, if it were to do so, it would not prevail.

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

Underlying Funds. The Portfolio may invest in any or all of the underlying Funds, but will not normally invest in every underlying Fund at any particular time. The underlying Funds are the Institutional Class shares of the PIMCO Funds, an affiliated open-end management investment company, except All Asset and All Asset All Authority Funds. Though it is anticipated that the All Asset Portfolio will not currently invest in the European StocksPLUS Total Return Strategy, Far East (ex-Japan) StocksPLUS Total Return Strategy, Japanese StocksPLUS TR Strategy, StocksPLUS Municipal-Backed and StocksPLUS TR Short Strategy Funds, the Portfolio may invest in these Funds in the future, without shareholder approval, at the discretion of the Portfolio’s asset allocation sub-adviser.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary of Allianz Global Investors of America L.P., formerly known as Allianz Dresdner Asset Management of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.20%.

Research Affiliates, LLC (“Research Affiliates”) serves as the asset allocation sub-adviser to the All Asset Portfolio and selects the underlying Funds in which the All Asset Portfolio invests. PIMCO pays a fee to Research Affiliates at an annual rate of 0.20% of the average daily net assets of the Portfolio.

PIMCO has contractually agreed, for the All Asset Portfolio’s current fiscal year, to reduce its Advisory Fee to the extent that the underlying Funds’ expenses attributable to Advisory and Administrative Fees exceed 0.60%. PIMCO may recoup these waivers in future periods, not to exceed three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.25%.

Servicing Fee. Allianz Global Investors Distributors, LLC (the “Distributor”), formerly known as PA Distributors LLC, is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributor was 0.15% during current fiscal year.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio’s pro rata share of organization expenses and Trustee fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus

June 30, 2005	Semi-Annual Report	11

Notes to Financial Statements (Cont.)

June 30, 2005 (Unaudited)

plus 0.49 basis points as set forth below (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Administrative Class	0.60%

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months. Expenses that have been waived and may still be reimbursed by the Administrator, to the extent the Portfolio’s annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation, are as follows (amounts in thousands):

	12/31/2003	12/31/2004	06/30/2005
Amount Available for Reimbursement	$51	$0	$0

For the current period ended June 30, 2005, each unaffiliated Trustee received an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, each Committee Chair received an additional annual retainer of $500 and each Audit Committee Chair received an additional annual retainer of $1,500. These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4. Risk Factors of the Portfolio

Investing in the underlying Funds through the All Asset Portfolio involves certain additional expenses and tax results that would not be present in a direct investment in the underlying Funds. Under certain circumstances, an underlying Fund may pay a redemption request by the All Asset Portfolio wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Portfolio may hold securities distributed by an underlying Fund until the Adviser determines that it is appropriate to dispose of such securities.

Each of the underlying Funds may invest in certain specified derivative securities, including: interest rate swaps; caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and financial futures and options. Certain of the underlying Funds may invest in restricted securities, instruments issued by trusts, partnerships or other issuers, including pass-through certificated representing participation in, or debt instruments backed by, the securities owned by such issuers. The underlying Funds also may engage in securities lending, reverse repurchase agreements and dollar roll transactions. In addition, certain of the underlying Funds may invest in below-investment grade debt, debt obligations of foreign issuers and stocks of foreign corporations, securities in foreign investment funds or trusts, foreign derivatives securities including future contracts, options, interest rate and currency swap transactions, and various other investment vehicles, each with inherent risks. Accordingly, the All Asset Portfolio’s investment performance depends upon the ability of the underlying Funds to achieve their objective. There can be no assurance that the investment objectives of any underlying Funds will be achieved.

The officers and directors of the Trust also serve as officers and directors/trustees of the underlying Funds. Conflicts may arise as these companies seek to fulfill their fiduciary responsibilities to both the Portfolio and the underlying Funds.

5. Purchases and Sales of Securities

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2005 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$202,291	$73,322

12	Semi-Annual Report	June 30, 2005

6. Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2005		Year Ended 12/31/2004
	Shares	Amount	Shares	Amount
Receipts for shares sold

Administrative Class	8,501	$99,201	8,679	$98,030
Advisor Class	70	831	1	10
Class M	2,734	31,812	1,668	18,815

Issued as reinvestment of distributions

Administrative Class	205	2,405	244	2,829
Advisor Class	0	5	0	0
Class M	43	508	43	492

Cost of shares redeemed

Administrative Class	(350)	(4,126)	(229)	(2,625)
Advisor Class	(1)	(11)	0	0
Class M	(146)	(1,704)	(130)	(1,472)

Net increase resulting from Portfolio share transactions	11,056	$128,921	10,276	$116,079

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held
Administrative Class	2	96	*
Advisor Class	2	95
Class M	1	98

*	Allianz Life Insurance Co., an indirect wholly owned subsidiary of Allianz Global Investors of Americas L.P. and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio, and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

June 30, 2005	Semi-Annual Report	13

Notes to Financial Statements (Cont.)

June 30, 2005 (Unaudited)

7. Affiliated Transactions

The underlying Funds are considered to be affiliated with the All Asset Portfolio. The table below show the transactions in and earnings from investments in these affiliated funds for the period ended June 30, 2005 (amounts in thousands):

Underlying Funds	Market Value December 31, 2004	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value June 30, 2005	Dividend Income	Net Capital and Realized Gain (Loss)
CommodityRealReturn Strategy	$18,000	$13,206	$12,244	$669	$19,830	$442	$(196)
Convertible	1,520	644	953	8	1,144	10	(42)
Developing Local Markets	0	6,662	0	21	6,682	8	0
Emerging Markets Bond	15,392	20,931	1,832	1,348	35,465	620	(69)
European Convertible	2,728	1,413	2,235	(23)	1,719	30	(37)
Floating Income	11,082	20,282	794	182	30,688	356	(8)
Foreign Bond (Unhedged)	6,277	11,135	254	(475)	16,400	140	(4)
Fundamental IndexPLUS	0	933	0	0	933	0	0
Fundamental IndexPLUS TR	0	2,441	0	0	2,441	0	0
GNMA	8,865	5,408	2,216	40	12,105	173	(17)
High Yield	7,404	18,907	236	386	26,193	458	(10)
International StocksPLUS TR Strategy	5,088	1,141	3,540	165	2,902	0	(173)
Long-Term U.S. Government	2,073	2,057	3,401	53	875	35	66
Real Return	6,859	14,216	3,866	205	17,356	371	(14)
Real Return Asset	7,317	18,443	6,132	732	20,300	477	75
RealEstateRealReturn Strategy	3,737	17,645	4,567	2,446	19,451	77	55
Short-Term	0	15,066	4,103	(7)	10,953	33	(3)
StocksPLUS	10,313	7,549	14,502	(34)	3,008	91	217
StocksPLUS Total Return	10,287	2,697	9,353	239	3,392	44	51
Total Return	2,866	7,554	1,341	117	9,202	128	(2)
Total Return Mortgage	0	13,961	1,753	63	12,264	169	(6)
Totals	$119,808	$202,291	$73,322	$6,135	$253,303	$3,662	$(117)

8. Federal Income Tax Matters

At June 30, 2005, the aggregate cost of investments was the same for federal income tax and financial statement purposes. The net unrealized appreciation (depreciation) of investment securities for federal income tax purposes is as follows (amounts in thousands):

Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation
$ 6,674	$ (539)	$6,135

9. Regulatory and Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, Allianz Global Investors (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.), PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and Allianz Global Investors Distributors LLC (“AGID”), in connection with the same matter. In the New Jersey Settlement, AGI, PEA and AGID neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and AGID had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, AGID, and certain of their affiliates, including PIMCO Funds (formerly, PIMCO Funds: Pacific Investment Management Series), Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series), and the Trustees of the Trust (in their capacity as Trustees of the PIMCO or Allianz Funds), have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits

14	Semi-Annual Report	June 30, 2005

have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO and Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the Allianz and PIMCO Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the PIMCO Funds’ Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the Allianz and PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

On April 11, 2005, the Attorney General of the State of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia (the “West Virginia Complaint”) against Allianz Global Investors Fund Management LLC (formerly PA Fund Management LLC) (“AGIF”), PEA and AGID alleging, among other things, that they improperly allowed broker-dealers, hedge funds and investment advisers to engage in frequent trading of various open-end funds advised or distributed by AGIF and certain of its affiliates in violation of the funds’ stated restrictions on “market timing.” On May 31, 2005, AGIF, PEA and AGID, along with the other mutual fund defendants in the action, removed the action to the U.S. District Court for the District of West Virginia. The West Virginia Complaint also names numerous other defendants unaffiliated with AGIF in separate claims alleging improper market timing and/or late trading of open-end investment companies advised or distributed by such other defendants. The West Virginia Complaint seeks injunctive relief, civil monetary penalties, investigative costs and attorney’s fees.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, AGID and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser, and AGID could be barred from serving as principal underwriter, to any registered investment company, including the Portfolios of the Trust. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, AGID, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order. If the West Virginia Attorney General were to obtain a court injunction against AGIF, PEA or AGID, the Applicants would, in turn, seek exemptive relief under Section 9(c) with respect to that matter, although there is no assurance that such exemptive relief would be granted.

The foregoing speaks only as of the date of this report. It is possible that these matters and/or other developments resulting from these matters could result in increased Portfolio redemptions or other adverse consequences to the Portfolio. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Portfolio.

June 30, 2005	Semi-Annual Report	15

Investment Sub-Adviser

Research Affiliates, LLC

800 E. Colorado Boulevard

Pasadena, California 91101

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

PIMCO VARIABLE INSURANCE TRUST

ALL ASSET PORTFOLIO

ADVISOR CLASS

SEMI-ANNUAL REPORT
June 30, 2005

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust prospectus. Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. This and other information is contained in the Portfolio’s prospectus. Please read the prospectus carefully before you invest or send money.

Chairman’s Letter

Dear Shareholder:

We are pleased to present this semi-annual report for the PIMCO Variable Insurance Trust, covering the six-month period ended June 30, 2005.

Bonds generally rallied worldwide during the first half of 2005, as intermediate and long-term interest rates fell, risk appetites for credit-sensitive assets revived somewhat and signs of a global economic slowdown emerged. In the U.S., fixed income returns were also positive overall for the first six months of 2005, as second quarter gains generally offset losses in the first quarter.

The phenomenon of decreasing longer-dated yields amid a tightening cycle by the Federal Reserve—dubbed a “conundrum” by Fed Chairman Alan Greenspan—continued throughout the six-month period. Amidst the explanation of the “conundrum,” several factors emerge. First, inflation remains relatively contained, while weakness in the manufacturing data signaled that the U.S. economy could be poised to slow down. Second, Asian central banks continued to buy Treasuries to keep their currencies from appreciating versus the U.S. dollar, thereby helping to finance the U.S. trade deficit. Finally, demand from U.S. pension funds to reduce the mismatch between the duration of their assets and liabilities provided support for longer-dated bonds.

On the following pages you will find details on the Portfolio and its total return investment performance, including our discussion of the primary factors that affected performance during the six-month reporting period.

We appreciate the trust you have placed in us, and we will strive to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

July 31, 2005

June 30, 2005	Semi-Annual Report	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of fifteen separate investment portfolios. Each portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of a portfolio directly. Shares of a portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: real rate risk, derivative risk, small company risk, non-U.S. security risk, high-yield security risk and specific sector investment risks. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a portfolio could not close out a position when it would be most advantageous to do so. A Portfolio investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified portfolio. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. The cost of investing in the All Asset Portfolio will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

The Portfolio invests in a portfolio of mutual funds. The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

The underlying funds may invest in commodity-linked derivative instruments which may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, changes in interest rates, and other factors such as weather, disease, embargoes, and international economic and political developments, as well as the trading activity of speculators and arbitrageurs in the underlying commodities.

On the performance summary page in this semi-annual report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay (i) on Portfolio distributions or (ii) the redemption of Portfolio shares. The Portfolio’s performance also does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns.

An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the SEC’s website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

2	Semi-Annual Report	June 30, 2005

Important Information (continued)

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this semi-annual report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from January 1, 2005 to June 30, 2005.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel or litigation expense).

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

June 30, 2005	Semi-Annual Report	3

All Asset Portfolio

CUMULATIVE RETURNS THROUGH JUNE 30, 2005

             All Asset   All Asset   Lehman Brothers
             Portfolio   Benchmark     U.S. TIPS
              Advisor    Composite     1-10 Year       AAF Core     CPI + 500
               Class       Index         Index          Funds      Basis Points
             ---------   ---------   ---------------   --------    ------------
 4/30/2004   $10,000      $10,000      $10,000         $10,000       $10,000
 5/31/2004    10,274       10,088       10,124          10,119        10,100
 6/30/2004    10,332       10,166       10,116          10,209        10,174
 7/31/2004    10,351       10,182       10,242          10,247        10,201
 8/31/2004    10,653       10,405       10,427          10,543        10,249
 9/30/2004    10,821       10,526       10,437          10,660        10,313
10/31/2004    11,010       10,693       10,564          10,862        10,410
11/30/2004    11,152       10,806       10,527          10,972        10,459
12/31/2004    11,318       11,005       10,617          11,210        10,464
 1/31/2005    11,250       10,942       10,590          11,125        10,530
 2/28/2005    11,377       11,067       10,552          11,235        10,634
 3/31/2005    11,275       10,999       10,532          11,161        10,762
 4/30/2005    11,412       11,053       10,707          11,272        10,879
 5/31/2005    11,558       11,231       10,753          11,470        10,913
 6/30/2005    11,699       11,370       10,780          11,605        10,964

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Advisor Class.

PIMCO FUNDS ALLOCATION‡

Emerging Markets Bond	13.9%
Floating Income	12.1%
High Yield	10.3%
Real Return Asset	8.0%
CommodityRealReturn Strategy	7.8%
RealEstateRealReturn Strategy	7.6%
Real Return	6.8%
Foreign Bond (Unhedged)	6.4%
Other	27.1%

‡ % of Total Investments as of June 30, 2005

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended June 30, 2005

		6 Months	1 Year	Since Inception*
	All Asset Portfolio Advisor Class (Inception 04/30/04)	3.36%	13.23%	14.39%
- - - - - - -	Lehman Brothers U.S. TIPS 1-10 Year Index	1.54%	6.56%	—
– – – –	CPI + 500 Basis Points**	4.78%	7.76%	—
- — - —	All Asset Benchmark Composite Index	3.32%	11.85%	—
..............	AAF Core Funds	3.52%	13.67%	—
	* Annualized. All Portfolio returns are net of fees and expenses.
	** Secondary benchmark

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Please refer to page 2 herein for an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$1,033.60	$1,021.47
Expenses Paid During Period†	$3.38	$3.36

†Expenses are equal to the Portfolio’s Advisor Class annualized expense ratio of 0.67%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The expense ratio excludes the expenses of the underlying Funds, which based upon the allocation of the Portfolio’s assets among the underlying Funds are indirectly borne by the shareholders of the Portfolio. The underlying Fund expenses for the Portfolio are estimated at 0.60%.

PORTFOLIO INSIGHTS

•	The All Asset Portfolio seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class shares of the PIMCO Funds, an unaffiliated open-end management investment company, except the All Asset and All Asset All Authority Funds.

•	The Portfolio may invest in any PIMCO Fund, except the All Asset and All Asset All Authority Funds. However, PIMCO has identified 14 core Funds on which the Portfolio will focus.

•	For the six-month period ended June 30, 2005, the Portfolio’s Advisor Class Shares returned 3.36%, outperforming the 1.54% return of the Lehman Brothers U.S. TIPS 1-10 Year Index and performing in line with the 3.32% return of the All Asset Benchmark Composite Index.

•	The Portfolio’s overweight to short-term strategies detracted from performance, as short-term investments underperformed the average performance of the core Funds.

•	The Portfolio’s overweight to emerging markets Funds was positive for performance, as these Funds outperformed the average performance of the core Funds, while spreads of emerging markets securities narrowed and fundamentals remained strong.

•	An emphasis on the Foreign Bond Fund (Unhedged) was negative for returns, (due in part to the U.S. dollar’s appreciation during the period) as the Fund underperformed the average performance of the core Funds.

•	Overweights to the RealEstateRealReturn Strategy and CommodityRealReturn Strategy Funds were positive for performance, as both Funds outperformed the average performance of the core Funds during the period.

•	An underweight to international equities was negative for performance, as the International Stocks PLUS TR Fund outperformed the average performance of the core Funds.

4	Semi-Annual Report	June 30, 2005

Financial Highlights

All Asset Portfolio (Advisor Class)

Selected Per Share Data for the Year or Period Ended:	06/30/2005†		04/30/2004- 12/31/2004

Net asset value beginning of period	$11.64		$10.59
Net investment income (a)	0.33		0.52
Net realized/unrealized gain (loss) on investments (a)	0.06		0.87
Total income from investment operations	0.39		1.39
Dividends from net investment income	(0.16)		(0.33)
Distributions from net realized capital gains	0.00		(0.01)
Total distributions	(0.16)		(0.34)
Net asset value end of period	$11.87		$11.64
Total return	3.36%		13.18%
Net assets end of period (000s)	$836		$11
Ratio of net expenses to average net assets	0.68	%*(b)(d)	0.67	%*(b)(c)
Ratio of net investment income to average net assets	5.58	%*	6.96	%*
Portfolio turnover rate	32%		93%

†	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding underlying Funds’ expenses in which the Portfolio invests.
(c)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.70%.
(d)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.69%.

See accompanying notes	June 30, 2005	Semi-Annual Report	5

Statement of Assets and Liabilities

All Asset Portfolio

June 30, 2005 (Unaudited)

Amounts in thousands, except per share amounts

Assets:

Investments in Affiliates, at value	$254,496
Receivable for investments in Affiliates sold	2,147
Receivable for Portfolio shares sold	1,032
Interest and dividends receivable from Affiliates	840
258,515

Liabilities:

Payable for investments in Affiliates purchased	$4,214
Accrued investment advisory fee	39
Accrued administration fee	49
Accrued servicing fee	38
Recoupment payable to Manager	2
4,342

Net Assets	$254,173

Net Assets Consist of:

Paid in capital	$245,956
Undistributed net investment income	1,997
Accumulated undistributed net realized gain	85
Net unrealized appreciation	6,135
$254,173

Net Assets:

Administrative Class	$203,441
Advisor Class	836
Class M	49,896

Shares Issued and Outstanding:

Administrative Class	17,144
Advisor Class	70
Class M	4,212

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Administrative Class	$11.87
Advisor Class	11.87
Class M	11.84

Cost of Investments in Affiliates Owned	$248,361

6	Semi-Annual Report	June 30, 2005	See accompanying notes

Statement of Operations

All Asset Portfolio

Amounts in thousands
Six Months Ended June 30, 2005 (Unaudited)
Investment Income:

Interest	$5
Dividends from Affiliate investments	3,662
Miscellaneous income	7
Total Income	3,674

Expenses:

Investment advisory fees	178
Administration fees	223
Distribution and/or servicing fees - Administrative Class	110
Distribution fees - Class M	72
Miscellaneous expense	5
Total Expenses	588
Reimbursement by Manager	(19)
Net Expenses	569

Net Investment Income	3,105

Net Realized and Unrealized Gain (Loss):

Net realized (loss) on Affiliate investments	(117)
Net change in unrealized appreciation on Affiliate investments	4,643
Net Gain	4,526

Net Increase in Net Assets Resulting from Operations	$7,631

See accompanying notes	June 30, 2005	Semi-Annual Report	7

Statements of Changes in Net Assets

All Asset Portfolio

Amounts in thousands
	Six Months Ended June 30, 2005 (Unaudited)	Year Ended December 31, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income	$3,105	$4,788
Net realized gain (loss) on affiliate investments	(117)	113
Net capital gain distributions received from underlying Funds	0	398
Net change in unrealized appreciation on affiliate investments	4,643	1,465
Net increase resulting from operations	7,631	6,764

Distributions to Shareholders:

From net investment income
Administrative Class	(2,405)	(2,731)
Advisor Class	(5)	0
Class M	(508)	(475)

From net realized capital gains
Administrative Class	0	(98)
Advisor Class	0	0
Class M	0	(17)

Total Distributions	(2,918)	(3,321)

Portfolio Share Transactions:

Receipts for shares sold
Administrative Class	99,201	98,030
Advisor Class	831	10
Class M	31,812	18,815

Issued as reinvestment of distributions
Administrative Class	2,405	2,829
Advisor Class	5	0
Class M	508	492

Cost of shares redeemed
Administrative Class	(4,126)	(2,625)
Advisor Class	(11)	0
Class M	(1,704)	(1,472)
Net increase resulting from Portfolio share transactions	128,921	116,079

Total Increase in Net Assets	133,634	119,522

Net Assets:

Beginning of period	120,539	1,017
End of period*	$254,173	$120,539

*Including undistributed net investment income of:	$1,997	$1,810

8	Semi-Annual Report	June 30, 2005	See accompanying notes

Schedule of Investments

All Asset Portfolio (a)

June 30, 2005 (Unaudited)

Value
Shares	(000s)

PIMCO FUNDS (b) 99.7%

CommodityRealReturn Strategy	1,270,336	$19,830
Convertible	96,142	1,144
Developing Local Markets	665,568	6,682
Emerging Markets Bond	3,175,042	35,465
European Convertible	144,718	1,719
Floating Income	2,988,087	30,688
Foreign Bond (Unhedged)	1,567,899	16,400
Fundamental IndexPLUS (c)	93,260	933
Fundamental IndexPLUS TR (c)	244,109	2,441
GNMA	1,088,531	12,105
High Yield	2,659,217	26,193
International StocksPLUS TR Strategy	261,894	2,902
Long-Term U.S. Government	76,245	875
Real Return	1,504,002	17,356
Real Return Asset	1,646,380	20,300
RealEstateRealReturn Strategy	1,779,621	19,451
Short-Term	1,093,105	10,953
StocksPLUS	308,807	3,008
StocksPLUS Total Return	265,243	3,392
Total Return	851,242	9,202
Total Return Mortgage	1,138,734	12,264

Total PIMCO Funds (Cost $247,168)		253,303

SHORT-TERM INSTRUMENTS 0.4%
	Principal Amount (000s)
Repurchase Agreement 0.4%
State Street Bank
2.650% due 07/01/2005	$1,193	1,193

(Dated 06/30/2005. Collateralized by Fannie Mae 2.875% due 10/15/2005 valued at $1,220. Repurchase proceeds are $1,193.)
Total Short-Term Instruments (Cost $1,193)		1,193

Total Investments 100.1%		$254,496
(Cost $248,361)
Other Assets and Liabilities (Net) (0.1%)		(323)

Net Assets 100.0%		$254,173

Notes to Schedule of Investments:

(a) The Portfolio is investing in shares of affiliated Funds.

(b) Institutional Class of each PIMCO Fund.

(c) Non-income producing Fund.

See accompanying notes	June 30, 2005	Semi-Annual Report	9

Notes to Financial Statements

June 30, 2005 (Unaudited)

1. Organization

The All Asset Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Administrative, Advisor and Class M. Information presented in these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Administrative Class and Class M are provided separately and are available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Investments in Funds within the PIMCO Funds are valued at their net asset value as reported by the underlying PIMCO Funds.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as a component of interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from financial accounting principles generally accepted in the United States of America (“GAAP”). Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported in the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative and servicing fees.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

To the extent the All Asset Portfolio invests in the CommodityRealReturn Strategy Fund (the “Fund”), an underlying Fund with investments as described below, the All Asset Portfolio would be subject to the risk of diminished investment returns if the Fund was to fail to qualify as a regulated investment company and was subject to federal income tax. Moreover, depending upon the composition of All Asset Portfolio’s investments, any failure of the Fund to qualify as a regulated investment company could jeopardize All Asset Portfolio’s own qualification, if it thereby failed to satisfy the asset diversification requirement. If the All Asset Portfolio were to fail to qualify as a regulated investment company in any year, then the All Asset Portfolio would be subject to federal income tax on its net income and capital gains at regular corporate income tax rates (without a deduction for distributions to shareholders), which would diminish the investment returns of shareholders of the All Asset Portfolio. When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the All Asset Portfolio’s earnings and profits.

One of the requirements for qualification as a regulated investment company under Subchapter M of the Code is that the Portfolio derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (the

10	Semi-Annual Report	June 30, 2005

“Qualifying Income Test”). The CommodityRealReturn Strategy Fund (the “Fund”) currently intends to gain most of its exposure to the commodities markets by entering into swap agreements on a commodities index, and may invest in other commodity-linked derivative instruments, including commodity swap agreements, options, futures contracts, options on futures contracts and commodity-linked structured notes. Existing authority does not fully address the treatment of commodity swap agreements and other commodities-linked derivative instruments under the Qualifying Income Test or under related securities laws. For these purposes, the Fund is relying on an opinion of counsel to the Fund that commodity swap agreements entered into by the Fund should constitute securities for purposes of the Qualifying Income Test. Such opinion is not binding on the Internal Revenue Service (“Service”), and the Fund does not intend to obtain a ruling from the Service. There is no assurance that the Service will not challenge the Fund’s status as a regulated investment company, or that, if it were to do so, it would not prevail.

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

Underlying Funds. The Portfolio may invest in any or all of the underlying Funds, but will not normally invest in every underlying Fund at any particular time. The underlying Funds are the Institutional Class shares of the PIMCO Funds, an affiliated open-end management investment company, except All Asset and All Asset All Authority Funds. Though it is anticipated that the All Asset Portfolio will not currently invest in the European StocksPLUS Total Return Strategy, Far East (ex-Japan) StocksPLUS Total Return Strategy, Japanese StocksPLUS TR Strategy, StocksPLUS Municipal-Backed and StocksPLUS TR Short Strategy Funds, the Portfolio may invest in these Funds in the future, without shareholder approval, at the discretion of the Portfolio’s asset allocation sub-adviser.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary of Allianz Global Investors of America L.P., formerly known as Allianz Dresdner Asset Management of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.20%.

Research Affiliates, LLC (“Research Affiliates”) serves as the asset allocation sub-adviser to the All Asset Portfolio and selects the underlying Funds in which the All Asset Portfolio invests. PIMCO pays a fee to Research Affiliates at an annual rate of 0.20% of the average daily net assets of the Portfolio.

PIMCO has contractually agreed, for the All Asset Portfolio’s current fiscal year, to reduce its Advisory Fee to the extent that the underlying Funds’ expenses attributable to Advisory and Administrative Fees exceed 0.60%. PIMCO may recoup these waivers in future periods, not to exceed three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.25%.

Servicing Fee. Allianz Global Investors Distributors, LLC (the “Distributor”), formerly known as PA Distributors LLC, is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributor was 0.15% during current fiscal year.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio’s pro rata share of organization expenses and Trustee fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus

June 30, 2005	Semi-Annual Report	11

Notes to Financial Statements (Cont.)

June 30, 2005 (Unaudited)

plus 0.49 basis points as set forth below (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Advisor Class	0.70%

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months. Expenses that have been waived and may still be reimbursed by the Administrator, to the extent the Portfolio’s annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation, are as follows (amounts in thousands):

	12/31/2003	12/31/2004	06/30/2005
Amount Available for Reimbursement	$51	$0	$0

For the current period ended June 30, 2005, each unaffiliated Trustee received an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, each Committee Chair received an additional annual retainer of $500 and each Audit Committee Chair received an additional annual retainer of $1,500. These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4. Risk Factors of the Portfolio

Investing in the underlying Funds through the All Asset Portfolio involves certain additional expenses and tax results that would not be present in a direct investment in the underlying Funds. Under certain circumstances, an underlying Fund may pay a redemption request by the All Asset Portfolio wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Portfolio may hold securities distributed by an underlying Fund until the Adviser determines that it is appropriate to dispose of such securities.

Each of the underlying Funds may invest in certain specified derivative securities, including: interest rate swaps; caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and financial futures and options. Certain of the underlying Funds may invest in restricted securities, instruments issued by trusts, partnerships or other issuers, including pass-through certificated representing participation in, or debt instruments backed by, the securities owned by such issuers. The underlying Funds also may engage in securities lending, reverse repurchase agreements and dollar roll transactions. In addition, certain of the underlying Funds may invest in below-investment grade debt, debt obligations of foreign issuers and stocks of foreign corporations, securities in foreign investment funds or trusts, foreign derivatives securities including future contracts, options, interest rate and currency swap transactions, and various other investment vehicles, each with inherent risks. Accordingly, the All Asset Portfolio’s investment performance depends upon the ability of the underlying Funds to achieve their objective. There can be no assurance that the investment objectives of any underlying Funds will be achieved.

The officers and directors of the Trust also serve as officers and directors/trustees of the underlying Funds. Conflicts may arise as these companies seek to fulfill their fiduciary responsibilities to both the Portfolio and the underlying Funds.

5. Purchases and Sales of Securities

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2005 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$202,291	$73,322

12	Semi-Annual Report	June 30, 2005

6. Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2005		Year Ended 12/31/2004
	Shares	Amount	Shares	Amount
Receipts for shares sold

Administrative Class	8,501	$99,201	8,679	$98,030
Advisor Class	70	831	1	10
Class M	2,734	31,812	1,668	18,815

Issued as reinvestment of distributions

Administrative Class	205	2,405	244	2,829
Advisor Class	0	5	0	0
Class M	43	508	43	492

Cost of shares redeemed

Administrative Class	(350)	(4,126)	(229)	(2,625)
Advisor Class	(1)	(11)	0	0
Class M	(146)	(1,704)	(130)	(1,472)

Net increase resulting from Portfolio share transactions	11,056	$128,921	10,276	$116,079

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held
Administrative Class	2	96	*
Advisor Class	2	95
Class M	1	98

*	Allianz Life Insurance Co., an indirect wholly owned subsidiary of Allianz Global Investors of Americas L.P. and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio, and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

June 30, 2005	Semi-Annual Report	13

Notes to Financial Statements (Cont.)

June 30, 2005 (Unaudited)

7. Affiliated Transactions

The underlying Funds are considered to be affiliated with the All Asset Portfolio. The table below show the transactions in and earnings from investments in these affiliated funds for the period ended June 30, 2005 (amounts in thousands):

Underlying Funds	Market Value December 31, 2004	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value June 30, 2005	Dividend Income	Net Capital and Realized Gain (Loss)
CommodityRealReturn Strategy	$18,000	$13,206	$12,244	$669	$19,830	$442	$(196)
Convertible	1,520	644	953	8	1,144	10	(42)
Developing Local Markets	0	6,662	0	21	6,682	8	0
Emerging Markets Bond	15,392	20,931	1,832	1,348	35,465	620	(69)
European Convertible	2,728	1,413	2,235	(23)	1,719	30	(37)
Floating Income	11,082	20,282	794	182	30,688	356	(8)
Foreign Bond (Unhedged)	6,277	11,135	254	(475)	16,400	140	(4)
Fundamental IndexPLUS	0	933	0	0	933	0	0
Fundamental IndexPLUS TR	0	2,441	0	0	2,441	0	0
GNMA	8,865	5,408	2,216	40	12,105	173	(17)
High Yield	7,404	18,907	236	386	26,193	458	(10)
International StocksPLUS TR Strategy	5,088	1,141	3,540	165	2,902	0	(173)
Long-Term U.S. Government	2,073	2,057	3,401	53	875	35	66
Real Return	6,859	14,216	3,866	205	17,356	371	(14)
Real Return Asset	7,317	18,443	6,132	732	20,300	477	75
RealEstateRealReturn Strategy	3,737	17,645	4,567	2,446	19,451	77	55
Short-Term	0	15,066	4,103	(7)	10,953	33	(3)
StocksPLUS	10,313	7,549	14,502	(34)	3,008	91	217
StocksPLUS Total Return	10,287	2,697	9,353	239	3,392	44	51
Total Return	2,866	7,554	1,341	117	9,202	128	(2)
Total Return Mortgage	0	13,961	1,753	63	12,264	169	(6)
Totals	$119,808	$202,291	$73,322	$6,135	$253,303	$3,662	$(117)

8. Federal Income Tax Matters

At June 30, 2005, the aggregate cost of investments was the same for federal income tax and financial statement purposes. The net unrealized appreciation (depreciation) of investment securities for federal income tax purposes is as follows (amounts in thousands):

Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation
$ 6,674	$ (539)	$6,135

9. Regulatory and Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, Allianz Global Investors (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.), PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and Allianz Global Investors Distributors LLC (“AGID”), in connection with the same matter. In the New Jersey Settlement, AGI, PEA and AGID neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and AGID had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, AGID, and certain of their affiliates, including PIMCO Funds (formerly, PIMCO Funds: Pacific Investment Management Series), Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series), and the Trustees of the Trust (in their capacity as Trustees of the PIMCO or Allianz Funds), have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits

14	Semi-Annual Report	June 30, 2005

have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO and Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the Allianz and PIMCO Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the PIMCO Funds’ Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the Allianz and PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

On April 11, 2005, the Attorney General of the State of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia (the “West Virginia Complaint”) against Allianz Global Investors Fund Management LLC (formerly PA Fund Management LLC) (“AGIF”), PEA and AGID alleging, among other things, that they improperly allowed broker-dealers, hedge funds and investment advisers to engage in frequent trading of various open-end funds advised or distributed by AGIF and certain of its affiliates in violation of the funds’ stated restrictions on “market timing.” On May 31, 2005, AGIF, PEA and AGID, along with the other mutual fund defendants in the action, removed the action to the U.S. District Court for the District of West Virginia. The West Virginia Complaint also names numerous other defendants unaffiliated with AGIF in separate claims alleging improper market timing and/or late trading of open-end investment companies advised or distributed by such other defendants. The West Virginia Complaint seeks injunctive relief, civil monetary penalties, investigative costs and attorney’s fees.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, AGID and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser, and AGID could be barred from serving as principal underwriter, to any registered investment company, including the Portfolios of the Trust. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, AGID, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order. If the West Virginia Attorney General were to obtain a court injunction against AGIF, PEA or AGID, the Applicants would, in turn, seek exemptive relief under Section 9(c) with respect to that matter, although there is no assurance that such exemptive relief would be granted.

The foregoing speaks only as of the date of this report. It is possible that these matters and/or other developments resulting from these matters could result in increased Portfolio redemptions or other adverse consequences to the Portfolio. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Portfolio.

June 30, 2005	Semi-Annual Report	15

Investment Sub-Adviser

Research Affiliates, LLC

800 E. Colorado Boulevard

Pasadena, California 91101

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

PIMCO VARIABLE INSURANCE TRUST

ALL ASSET PORTFOLIO

CLASS M

SEMI-ANNUAL REPORT
June 30, 2005

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust prospectus. Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. This and other information is contained in the Portfolio’s prospectus. Please read the prospectus carefully before you invest or send money.

Chairman’s Letter

Dear Shareholder:

We are pleased to present this semi-annual report for the PIMCO Variable Insurance Trust, covering the six-month period ended June 30, 2005.

Bonds generally rallied worldwide during the first half of 2005, as intermediate and long-term interest rates fell, risk appetites for credit-sensitive assets revived somewhat and signs of a global economic slowdown emerged. In the U.S., fixed income returns were also positive overall for the first six months of 2005, as second quarter gains generally offset losses in the first quarter.

The phenomenon of decreasing longer-dated yields amid a tightening cycle by the Federal Reserve—dubbed a “conundrum” by Fed Chairman Alan Greenspan—continued throughout the six-month period. Amidst the explanation of the “conundrum,” several factors emerge. First, inflation remains relatively contained, while weakness in the manufacturing data signaled that the U.S. economy could be poised to slow down. Second, Asian central banks continued to buy Treasuries to keep their currencies from appreciating versus the U.S. dollar, thereby helping to finance the U.S. trade deficit. Finally, demand from U.S. pension funds to reduce the mismatch between the duration of their assets and liabilities provided support for longer-dated bonds.

On the following pages you will find details on the Portfolio and its total return investment performance, including our discussion of the primary factors that affected performance during the six-month reporting period.

We appreciate the trust you have placed in us, and we will strive to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

July 31, 2005

June 30, 2005	Semi-Annual Report	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of fifteen separate investment portfolios. Each portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of a portfolio directly. Shares of a portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: real rate risk, derivative risk, small company risk, non-U.S. security risk, high-yield security risk and specific sector investment risks. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a portfolio could not close out a position when it would be most advantageous to do so. A Portfolio investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified portfolio. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. The cost of investing in the All Asset Portfolio will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

The Portfolio invests in a portfolio of mutual funds. The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

The underlying funds may invest in commodity-linked derivative instruments which may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, changes in interest rates, and other factors such as weather, disease, embargoes, and international economic and political developments, as well as the trading activity of speculators and arbitrageurs in the underlying commodities.

On the performance summary page in this semi-annual report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay (i) on Portfolio distributions or (ii) the redemption of Portfolio shares. The Portfolio’s performance also does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns.

An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the SEC’s website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

2	Semi-Annual Report	June 30, 2005

Important Information (continued)

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this semi-annual report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from January 1, 2005 to June 30, 2005.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel or litigation expense).

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

June 30, 2005	Semi-Annual Report	3

All Asset Portfolio

CUMULATIVE RETURNS THROUGH JUNE 30, 2005

                          All Asset   Lehman Brothers
              All Asset   Benchmark     U.S. TIPS
              Portfolio   Composite     1-10 Year       AAF Core    CPI + 500
               M Class      Index         Index          Funds     Basis Points
              ---------   ---------   ---------------   --------   ------------
  4/30/2004    $10,000     $10,000       $10,000        $10,000      $10,000
  5/31/2004     10,255      10,088        10,124         10,119       10,100
  6/30/2004     10,316      10,166        10,116         10,209       10,174
  7/31/2004     10,335      10,182        10,242         10,247       10,201
  8/31/2004     10,628      10,405        10,427         10,543       10,249
  9/30/2004     10,798      10,526        10,437         10,660       10,313
 10/31/2004     10,988      10,693        10,564         10,862       10,410
 11/30/2004     11,130      10,806        10,527         10,972       10,459
 12/31/2004     11,285      11,005        10,617         11,210       10,464
  1/31/2005     11,217      10,942        10,590         11,125       10,530
  2/28/2005     11,344      11,067        10,552         11,235       10,634
  3/31/2005     11,241      10,999        10,532         11,161       10,762
  4/30/2005     11,377      11,053        10,707         11,272       10,879
  5/31/2005     11,524      11,231        10,753         11,470       10,913
  6/30/2005     11,661      11,370        10,780         11,605       10,964

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Class M.

PIMCO FUNDS ALLOCATION‡

Emerging Markets Bond	13.9%
Floating Income	12.1%
High Yield	10.3%
Real Return Asset	8.0%
CommodityRealReturn Strategy	7.8%
RealEstateRealReturn Strategy	7.6%
Real Return	6.8%
Foreign Bond (Unhedged)	6.4%
Other	27.1%

‡ % of Total Investments as of June 30, 2005

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended June 30, 2005

		6 Months	1 Year	Since Inception*
	All Asset Portfolio M Class (Inception 04/30/04)	3.33%	13.04%	14.08%
- - - - - - -	Lehman Brothers U.S. TIPS 1-10 Year Index	1.54%	6.56%	—
– – – –	CPI + 500 Basis Points**	4.78%	7.76%	—
- — - —	All Asset Benchmark Composite Index	3.32%	11.85%	—
..............	AAF Core Funds	3.52%	13.67%	—
	* Annualized. All Portfolio returns are net of fees and expenses.
	** Secondary benchmark

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Please refer to page 2 herein for an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$1,033.30	$1,020.48
Expenses Paid During Period†	$4.39	$4.36

†Expenses are equal to the Portfolio’s Class M annualized expense ratio of 0.87%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The expense ratio excludes the expenses of the underlying Funds, which based upon the allocation of the Portfolio’s assets among the underlying Funds are indirectly borne by the shareholders of the Portfolio. The underlying Fund expenses for the Portfolio are estimated at 0.60%.

PORTFOLIO INSIGHTS

•	The All Asset Portfolio seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class shares of the PIMCO Funds, an unaffiliated open-end management investment company, except the All Asset and All Asset All Authority Funds.

•	The Portfolio may invest in any PIMCO Fund, except the All Asset and All Asset All Authority Funds. However, PIMCO has identified 14 core Funds on which the Portfolio will focus.

•	For the six-month period ended June 30, 2005, the Portfolio’s Class M Shares returned 3.33%, outperforming the 1.54% return of the Lehman Brothers U.S. TIPS 1-10 Year Index and performing in line with the 3.32% return of the All Asset Benchmark Composite Index.

•	The Portfolio’s overweight to short-term strategies detracted from performance, as short-term investments underperformed the average performance of the core Funds.

•	The Portfolio’s overweight to emerging markets Funds was positive for performance, as these Funds outperformed the average performance of the core Funds, while spreads of emerging markets securities narrowed and fundamentals remained strong.

•	An emphasis on the Foreign Bond Fund (Unhedged) was negative for returns, (due in part to the U.S. dollar’s appreciation during the period) as the Fund underperformed the average performance of the core Funds.

•	Overweights to the RealEstateRealReturn Strategy and CommodityRealReturn Strategy Funds were positive for performance, as both Funds outperformed the average performance of the core Funds during the period.

•	An underweight to international equities was negative for performance, as the International StocksPLUS TR Fund outperformed the average performance of the core Funds.

4	Semi-Annual Report	June 30, 2005

Financial Highlights

All Asset Portfolio (Class M)

Selected Per Share Data for the Year or Period Ended:	06/30/2005†		04/30/2004- 12/31/2004

Net asset value beginning of period	$11.60		$10.59
Net investment income (a)	0.19		0.96
Net realized/unrealized gain on investments (a)	0.19		0.39
Total income from investment operations	0.38		1.35
Dividends from net investment income	(0.14)		(0.33)
Distributions from net realized capital gains	0.00		(0.01)
Total distributions	(0.14)		(0.34)
Net asset value end of period	$11.84		$11.60
Total return	3.33%		12.85%
Net assets end of period (000s)	$49,896		$18,345
Ratio of net expenses to average net assets	0.87	%*(b)(d)	0.87	%*(b)(c)
Ratio of net investment income to average net assets	3.33	%*	12.66	%*
Portfolio turnover rate	32%		93%

†	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding underlying Funds’ expenses in which the Portfolio invests.
(c)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.90%.
(d)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.89%.

See accompanying notes	June 30, 2005	Semi-Annual Report	5

Statement of Assets and Liabilities

All Asset Portfolio

June 30, 2005 (Unaudited)

Amounts in thousands, except per share amounts

Assets:

Investments in Affiliates, at value	$254,496
Receivable for investments in Affiliates sold	2,147
Receivable for Portfolio shares sold	1,032
Interest and dividends receivable from Affiliates	840
258,515

Liabilities:

Payable for investments in Affiliates purchased	$4,214
Accrued investment advisory fee	39
Accrued administration fee	49
Accrued servicing fee	38
Recoupment payable to Manager	2
4,342

Net Assets	$254,173

Net Assets Consist of:

Paid in capital	$245,956
Undistributed net investment income	1,997
Accumulated undistributed net realized gain	85
Net unrealized appreciation	6,135
$254,173

Net Assets:

Administrative Class	$203,441
Advisor Class	836
Class M	49,896

Shares Issued and Outstanding:

Administrative Class	17,144
Advisor Class	70
Class M	4,212

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Administrative Class	$11.87
Advisor Class	11.87
Class M	11.84

Cost of Investments in Affiliates Owned	$248,361

6	Semi-Annual Report	June 30, 2005	See accompanying notes

Statement of Operations

All Asset Portfolio

Amounts in thousands
Six Months Ended June 30, 2005 (Unaudited)
Investment Income:

Interest	$5
Dividends from Affiliate investments	3,662
Miscellaneous income	7
Total Income	3,674

Expenses:

Investment advisory fees	178
Administration fees	223
Distribution and/or servicing fees - Administrative Class	110
Distribution fees - Class M	72
Miscellaneous expense	5
Total Expenses	588
Reimbursement by Manager	(19)
Net Expenses	569

Net Investment Income	3,105

Net Realized and Unrealized Gain (Loss):

Net realized (loss) on Affiliate investments	(117)
Net change in unrealized appreciation on Affiliate investments	4,643
Net Gain	4,526

Net Increase in Net Assets Resulting from Operations	$7,631

See accompanying notes	June 30, 2005	Semi-Annual Report	7

Statements of Changes in Net Assets

All Asset Portfolio

Amounts in thousands
	Six Months Ended June 30, 2005 (Unaudited)	Year Ended December 31, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income	$3,105	$4,788
Net realized gain (loss) on affiliate investments	(117)	113
Net capital gain distributions received from underlying Funds	0	398
Net change in unrealized appreciation on affiliate investments	4,643	1,465
Net increase resulting from operations	7,631	6,764

Distributions to Shareholders:

From net investment income
Administrative Class	(2,405)	(2,731)
Advisor Class	(5)	0
Class M	(508)	(475)

From net realized capital gains
Administrative Class	0	(98)
Advisor Class	0	0
Class M	0	(17)

Total Distributions	(2,918)	(3,321)

Portfolio Share Transactions:

Receipts for shares sold
Administrative Class	99,201	98,030
Advisor Class	831	10
Class M	31,812	18,815

Issued as reinvestment of distributions
Administrative Class	2,405	2,829
Advisor Class	5	0
Class M	508	492

Cost of shares redeemed
Administrative Class	(4,126)	(2,625)
Advisor Class	(11)	0
Class M	(1,704)	(1,472)
Net increase resulting from Portfolio share transactions	128,921	116,079

Total Increase in Net Assets	133,634	119,522

Net Assets:

Beginning of period	120,539	1,017
End of period*	$254,173	$120,539

*Including undistributed net investment income of:	$1,997	$1,810

8	Semi-Annual Report	June 30, 2005	See accompanying notes

Schedule of Investments

All Asset Portfolio (a)

June 30, 2005 (Unaudited)

Value
Shares	(000s)

PIMCO FUNDS (b) 99.7%

CommodityRealReturn Strategy	1,270,336	$19,830
Convertible	96,142	1,144
Developing Local Markets	665,568	6,682
Emerging Markets Bond	3,175,042	35,465
European Convertible	144,718	1,719
Floating Income	2,988,087	30,688
Foreign Bond (Unhedged)	1,567,899	16,400
Fundamental IndexPLUS (c)	93,260	933
Fundamental IndexPLUS TR (c)	244,109	2,441
GNMA	1,088,531	12,105
High Yield	2,659,217	26,193
International StocksPLUS TR Strategy	261,894	2,902
Long-Term U.S. Government	76,245	875
Real Return	1,504,002	17,356
Real Return Asset	1,646,380	20,300
RealEstateRealReturn Strategy	1,779,621	19,451
Short-Term	1,093,105	10,953
StocksPLUS	308,807	3,008
StocksPLUS Total Return	265,243	3,392
Total Return	851,242	9,202
Total Return Mortgage	1,138,734	12,264

Total PIMCO Funds (Cost $247,168)		253,303

SHORT-TERM INSTRUMENTS 0.4%
	Principal Amount (000s)
Repurchase Agreement 0.4%
State Street Bank
2.650% due 07/01/2005	$1,193	1,193

(Dated 06/30/2005. Collateralized by Fannie Mae 2.875% due 10/15/2005 valued at $1,220. Repurchase proceeds are $1,193.)
Total Short-Term Instruments (Cost $1,193)		1,193

Total Investments 100.1%		$254,496
(Cost $248,361)
Other Assets and Liabilities (Net) (0.1%)		(323)

Net Assets 100.0%		$254,173

Notes to Schedule of Investments:

(a) The Portfolio is investing in shares of affiliated Funds.

(b) Institutional Class of each PIMCO Fund.

(c) Non-income producing Fund.

See accompanying notes	June 30, 2005	Semi-Annual Report	9

Notes to Financial Statements

June 30, 2005 (Unaudited)

1. Organization

The All Asset Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Administrative, Advisor and Class M. Information presented in these financial statements pertains to the Class M of the Portfolio. Certain detailed financial information for the Administrative Class and Advisor Class are provided separately and are available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Investments in Funds within the PIMCO Funds are valued at their net asset value as reported by the underlying PIMCO Funds.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as a component of interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from financial accounting principles generally accepted in the United States of America (“GAAP”). Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported in the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative and servicing fees.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

To the extent the All Asset Portfolio invests in the CommodityRealReturn Strategy Fund (the “Fund”), an underlying Fund with investments as described below, the All Asset Portfolio would be subject to the risk of diminished investment returns if the Fund was to fail to qualify as a regulated investment company and was subject to federal income tax. Moreover, depending upon the composition of All Asset Portfolio’s investments, any failure of the Fund to qualify as a regulated investment company could jeopardize All Asset Portfolio’s own qualification, if it thereby failed to satisfy the asset diversification requirement. If the All Asset Portfolio were to fail to qualify as a regulated investment company in any year, then the All Asset Portfolio would be subject to federal income tax on its net income and capital gains at regular corporate income tax rates (without a deduction for distributions to shareholders), which would diminish the investment returns of shareholders of the All Asset Portfolio. When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the All Asset Portfolio’s earnings and profits.

One of the requirements for qualification as a regulated investment company under Subchapter M of the Code is that the Portfolio derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (the

10	Semi-Annual Report	June 30, 2005

“Qualifying Income Test”). The CommodityRealReturn Strategy Fund (the “Fund”) currently intends to gain most of its exposure to the commodities markets by entering into swap agreements on a commodities index, and may invest in other commodity-linked derivative instruments, including commodity swap agreements, options, futures contracts, options on futures contracts and commodity-linked structured notes. Existing authority does not fully address the treatment of commodity swap agreements and other commodities-linked derivative instruments under the Qualifying Income Test or under related securities laws. For these purposes, the Fund is relying on an opinion of counsel to the Fund that commodity swap agreements entered into by the Fund should constitute securities for purposes of the Qualifying Income Test. Such opinion is not binding on the Internal Revenue Service (“Service”), and the Fund does not intend to obtain a ruling from the Service. There is no assurance that the Service will not challenge the Fund’s status as a regulated investment company, or that, if it were to do so, it would not prevail.

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

Underlying Funds. The Portfolio may invest in any or all of the underlying Funds, but will not normally invest in every underlying Fund at any particular time. The underlying Funds are the Institutional Class shares of the PIMCO Funds, an affiliated open-end management investment company, except All Asset and All Asset All Authority Funds. Though it is anticipated that the All Asset Portfolio will not currently invest in the European StocksPLUS Total Return Strategy, Far East (ex-Japan) StocksPLUS Total Return Strategy, Japanese StocksPLUS TR Strategy, StocksPLUS Municipal-Backed and StocksPLUS TR Short Strategy Funds, the Portfolio may invest in these Funds in the future, without shareholder approval, at the discretion of the Portfolio’s asset allocation sub-adviser.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary of Allianz Global Investors of America L.P., formerly known as Allianz Dresdner Asset Management of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.20%.

Research Affiliates, LLC (“Research Affiliates”) serves as the asset allocation sub-adviser to the All Asset Portfolio and selects the underlying Funds in which the All Asset Portfolio invests. PIMCO pays a fee to Research Affiliates at an annual rate of 0.20% of the average daily net assets of the Portfolio.

PIMCO has contractually agreed, for the All Asset Portfolio’s current fiscal year, to reduce its Advisory Fee to the extent that the underlying Funds’ expenses attributable to Advisory and Administrative Fees exceed 0.60%. PIMCO may recoup these waivers in future periods, not to exceed three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.25%.

Servicing Fee. Allianz Global Investors Distributors, LLC (the “Distributor”), formerly known as PA Distributors LLC, is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributor was 0.15% during current fiscal year.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio’s pro rata share of organization expenses and Trustee fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus

June 30, 2005	Semi-Annual Report	11

Notes to Financial Statements (Cont.)

June 30, 2005 (Unaudited)

plus 0.49 basis points as set forth below (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Class M	0.90%

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months. Expenses that have been waived and may still be reimbursed by the Administrator, to the extent the Portfolio’s annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation, are as follows (amounts in thousands):

	12/31/2003	12/31/2004	06/30/2005
Amount Available for Reimbursement	$51	$0	$0

For the current period ended June 30, 2005, each unaffiliated Trustee received an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, each Committee Chair received an additional annual retainer of $500 and each Audit Committee Chair received an additional annual retainer of $1,500. These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4. Risk Factors of the Portfolio

Investing in the underlying Funds through the All Asset Portfolio involves certain additional expenses and tax results that would not be present in a direct investment in the underlying Funds. Under certain circumstances, an underlying Fund may pay a redemption request by the All Asset Portfolio wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Portfolio may hold securities distributed by an underlying Fund until the Adviser determines that it is appropriate to dispose of such securities.

Each of the underlying Funds may invest in certain specified derivative securities, including: interest rate swaps; caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and financial futures and options. Certain of the underlying Funds may invest in restricted securities, instruments issued by trusts, partnerships or other issuers, including pass-through certificated representing participation in, or debt instruments backed by, the securities owned by such issuers. The underlying Funds also may engage in securities lending, reverse repurchase agreements and dollar roll transactions. In addition, certain of the underlying Funds may invest in below-investment grade debt, debt obligations of foreign issuers and stocks of foreign corporations, securities in foreign investment funds or trusts, foreign derivatives securities including future contracts, options, interest rate and currency swap transactions, and various other investment vehicles, each with inherent risks. Accordingly, the All Asset Portfolio’s investment performance depends upon the ability of the underlying Funds to achieve their objective. There can be no assurance that the investment objectives of any underlying Funds will be achieved.

The officers and directors of the Trust also serve as officers and directors/trustees of the underlying Funds. Conflicts may arise as these companies seek to fulfill their fiduciary responsibilities to both the Portfolio and the underlying Funds.

5. Purchases and Sales of Securities

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2005 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$202,291	$73,322

12	Semi-Annual Report	June 30, 2005

6. Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2005		Year Ended 12/31/2004
	Shares	Amount	Shares	Amount
Receipts for shares sold

Administrative Class	8,501	$99,201	8,679	$98,030
Advisor Class	70	831	1	10
Class M	2,734	31,812	1,668	18,815

Issued as reinvestment of distributions

Administrative Class	205	2,405	244	2,829
Advisor Class	0	5	0	0
Class M	43	508	43	492

Cost of shares redeemed

Administrative Class	(350)	(4,126)	(229)	(2,625)
Advisor Class	(1)	(11)	0	0
Class M	(146)	(1,704)	(130)	(1,472)

Net increase resulting from Portfolio share transactions	11,056	$128,921	10,276	$116,079

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held
Administrative Class	2	96	*
Advisor Class	2	95
Class M	1	98

*	Allianz Life Insurance Co., an indirect wholly owned subsidiary of Allianz Global Investors of Americas L.P. and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio, and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

June 30, 2005	Semi-Annual Report	13

Notes to Financial Statements (Cont.)

June 30, 2005 (Unaudited)

7. Affiliated Transactions

The underlying Funds are considered to be affiliated with the All Asset Portfolio. The table below show the transactions in and earnings from investments in these affiliated funds for the period ended June 30, 2005 (amounts in thousands):

Underlying Funds	Market Value December 31, 2004	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value June 30, 2005	Dividend Income	Net Capital and Realized Gain (Loss)
CommodityRealReturn Strategy	$18,000	$13,206	$12,244	$669	$19,830	$442	$(196)
Convertible	1,520	644	953	8	1,144	10	(42)
Developing Local Markets	0	6,662	0	21	6,682	8	0
Emerging Markets Bond	15,392	20,931	1,832	1,348	35,465	620	(69)
European Convertible	2,728	1,413	2,235	(23)	1,719	30	(37)
Floating Income	11,082	20,282	794	182	30,688	356	(8)
Foreign Bond (Unhedged)	6,277	11,135	254	(475)	16,400	140	(4)
Fundamental IndexPLUS	0	933	0	0	933	0	0
Fundamental IndexPLUS TR	0	2,441	0	0	2,441	0	0
GNMA	8,865	5,408	2,216	40	12,105	173	(17)
High Yield	7,404	18,907	236	386	26,193	458	(10)
International StocksPLUS TR Strategy	5,088	1,141	3,540	165	2,902	0	(173)
Long-Term U.S. Government	2,073	2,057	3,401	53	875	35	66
Real Return	6,859	14,216	3,866	205	17,356	371	(14)
Real Return Asset	7,317	18,443	6,132	732	20,300	477	75
RealEstateRealReturn Strategy	3,737	17,645	4,567	2,446	19,451	77	55
Short-Term	0	15,066	4,103	(7)	10,953	33	(3)
StocksPLUS	10,313	7,549	14,502	(34)	3,008	91	217
StocksPLUS Total Return	10,287	2,697	9,353	239	3,392	44	51
Total Return	2,866	7,554	1,341	117	9,202	128	(2)
Total Return Mortgage	0	13,961	1,753	63	12,264	169	(6)
Totals	$119,808	$202,291	$73,322	$6,135	$253,303	$3,662	$(117)

8. Federal Income Tax Matters

At June 30, 2005, the aggregate cost of investments was the same for federal income tax and financial statement purposes. The net unrealized appreciation (depreciation) of investment securities for federal income tax purposes is as follows (amounts in thousands):

Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation
$ 6,674	$ (539)	$6,135

9. Regulatory and Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, Allianz Global Investors (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.), PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and Allianz Global Investors Distributors LLC (“AGID”), in connection with the same matter. In the New Jersey Settlement, AGI, PEA and AGID neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and AGID had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, AGID, and certain of their affiliates, including PIMCO Funds (formerly, PIMCO Funds: Pacific Investment Management Series), Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series), and the Trustees of the Trust (in their capacity as Trustees of the PIMCO or Allianz Funds), have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits

14	Semi-Annual Report	June 30, 2005

have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO and Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the Allianz and PIMCO Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the PIMCO Funds’ Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the Allianz and PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

On April 11, 2005, the Attorney General of the State of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia (the “West Virginia Complaint”) against Allianz Global Investors Fund Management LLC (formerly PA Fund Management LLC) (“AGIF”), PEA and AGID alleging, among other things, that they improperly allowed broker-dealers, hedge funds and investment advisers to engage in frequent trading of various open-end funds advised or distributed by AGIF and certain of its affiliates in violation of the funds’ stated restrictions on “market timing.” On May 31, 2005, AGIF, PEA and AGID, along with the other mutual fund defendants in the action, removed the action to the U.S. District Court for the District of West Virginia. The West Virginia Complaint also names numerous other defendants unaffiliated with AGIF in separate claims alleging improper market timing and/or late trading of open-end investment companies advised or distributed by such other defendants. The West Virginia Complaint seeks injunctive relief, civil monetary penalties, investigative costs and attorney’s fees.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, AGID and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser, and AGID could be barred from serving as principal underwriter, to any registered investment company, including the Portfolios of the Trust. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, AGID, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order. If the West Virginia Attorney General were to obtain a court injunction against AGIF, PEA or AGID, the Applicants would, in turn, seek exemptive relief under Section 9(c) with respect to that matter, although there is no assurance that such exemptive relief would be granted.

The foregoing speaks only as of the date of this report. It is possible that these matters and/or other developments resulting from these matters could result in increased Portfolio redemptions or other adverse consequences to the Portfolio. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Portfolio.

June 30, 2005	Semi-Annual Report	15

Investment Sub-Adviser

Research Affiliates, LLC

800 E. Colorado Boulevard

Pasadena, California 91101

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

PIMCO VARIABLE INSURANCE TRUST

COMMODITYREALRETURN STRATEGY PORTFOLIO

ADMINISTRATIVE CLASS

SEMI-ANNUAL REPORT
June 30, 2005

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust prospectus. Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. This and other information is contained in the Portfolio’s prospectus. Please read the prospectus carefully before you invest or send money.

Chairman’s Letter

Dear Shareholder:

We are pleased to present this semi-annual report for the PIMCO Variable Insurance Trust, covering the six-month period ended June 30, 2005.

Bonds generally rallied worldwide during the first half of 2005, as intermediate and long-term interest rates fell, risk appetites for credit-sensitive assets revived somewhat and signs of a global economic slowdown emerged. In the U.S., fixed income returns were also positive overall for the first six months of 2005, as second quarter gains generally offset losses in the first quarter.

The phenomenon of decreasing longer-dated yields amid a tightening cycle by the Federal Reserve—dubbed a “conundrum” by Fed Chairman Alan Greenspan—continued throughout the six-month period. Amidst the explanation of the “conundrum,” several factors emerge. First, inflation remains relatively contained, while weakness in the manufacturing data signaled that the U.S. economy could be poised to slow down. Second, Asian central banks continued to buy Treasuries to keep their currencies from appreciating versus the U.S. dollar, thereby helping to finance the U.S. trade deficit. Finally, demand from U.S. pension funds to reduce the mismatch between the duration of their assets and liabilities provided support for longer-dated bonds.

On the following pages you will find details on the Portfolio and its total return investment performance, including our discussion of the primary factors that affected performance during the six-month reporting period.

We appreciate the trust you have placed in us, and we will strive to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

July 31, 2005

June 30, 2005	Semi-Annual Report	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of fifteen separate investment portfolios. Each portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of a portfolio directly. Shares of a portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: real rate risk, derivative risk, small company risk, non-U.S. security risk, high-yield security risk and specific sector investment risks. The use of derivative and commodity-linked derivative instruments may subject the portfolio to greater volatility than investments in traditional securities. Derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, changes in interest rates, and other factors such as weather, disease, embargoes, and international economic and political developments, as well as the trading activity of speculators and arbitrageurs in the underlying commodities. Portfolios investing in derivatives could lose more than the principal amount invested. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified portfolio. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

Inflation-indexed bonds issued by the U.S. Government, also known as “TIPS”, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Repayment upon maturity of the original principal as adjusted for inflation is guaranteed by the U.S. Government. Neither the current market value of inflation-indexed bonds nor the value of shares of a portfolio that invests in inflation-indexed bonds is guaranteed, and either or both may fluctuate.

The Portfolio is intended for long-term investors and an investment in the Portfolio should be no more than a small part of a typical diversified portfolio. The Portfolio’s share price is expected to be more volatile than that of other funds. The Portfolio may invest in commodity-linked derivative instruments which may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, changes in interest rates, and other factors such as weather, disease, embargoes, and international economic and political developments, as well as the trading activity of speculators and arbitrageurs in the underlying commodities.

On the performance summary page in this semi-annual report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay (i) on Portfolio distributions or (ii) the redemption of Portfolio shares. The Portfolio’s performance also does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns.

An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the SEC’s website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

2	Semi-Annual Report	June 30, 2005

Important Information (continued)

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this semi-annual report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from January 1, 2005 to June 30, 2005.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel or litigation expense).

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

June 30, 2005	Semi-Annual Report	3

CommodityRealReturn Strategy Portfolio

CUMULATIVE RETURNS THROUGH JUNE 30, 2005

                      CommodityRealReturn            Dow Jones - AIG
                       Strategy Portfolio            Commodity Total
                      Administrative Class               Return
                      --------------------           ---------------
 6/30/2004                 $10,000                      $10,000
 7/31/2004                  10,160                       10,177
 8/31/2004                  10,220                        9,991
 9/30/2004                  10,920                       10,675
10/31/2004                  11,230                       10,856
11/30/2004                  11,050                       10,726
12/31/2004                  10,651                       10,199
 1/31/2005                  10,743                       10,306
 2/28/2005                  11,443                       11,034
 3/31/2005                  11,855                       11,427
 4/30/2005                  11,386                       10,760
 5/31/2005                  11,386                       10,677
 6/30/2005                  11,535                       10,856

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

SECTOR BREAKDOWN‡

Short-Term Instruments‡‡	54.2%
U.S. Treasury Obligations	45.8%

‡ % of Total Investments as of June 30, 2005

‡‡ Primarily serving as collateral for commodity-linked derivative products

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended June 30, 2005

		6 Months	1 Year	Since Inception*
	CommodityRealReturn Strategy Portfolio Administrative Class (Inception 06/30/04)	8.30%	15.35%	15.35%
- - - - - - -	Dow Jones–AIG Commodity Total Return	6.44%	8.56%	—
	* Annualized. All Portfolio returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Please refer to page 2 herein for an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$1,083.00	$1,020.33
Expenses Paid During Period†	$4.65	$4.51

†Expenses are equal to the Portfolio’s Administrative Class annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The CommodityRealReturn Strategy Portfolio seeks to achieve its investment objective by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed-income instruments.

•	For the six-month period ended June 30, 2005, the Portfolio’s Administrative Class shares returned 8.30%, outperforming the 6.44% return of the Dow Jones AIG Commodity Total Return Index.

•	Holding TIPS (similar to those represented in the Lehman TIPS Index) as collateral was a successful strategy during the period, as these TIPS outperformed T-Bills of similar maturity during the period.

•	Although the Portfolio shifted from longer-than-benchmark duration to shorter-than-benchmark duration on TIPS during the last two months of the period, this strategy was neutral for performance as real yields for ten-year maturities were essentially unchanged throughout the six-month period.

•	Net short positions in ten-year nominal bonds from the beginning of the period through the middle of May was negative for performance, as these nominal yields fell during this time period.

•	The Portfolio’s emphasis on longer maturity TIPS from the beginning of the period through the middle of May was positive for performance, as the real yield curve flattened over this time period.

•	Exposure to Eurozone nominal interest rates (primarily via German Bund futures) was positive for performance, as nominal spreads widened between U.S. and European securities.

4	Semi-Annual Report	June 30, 2005

Financial Highlights

CommodityRealReturn Strategy Portfolio (Administrative Class)

Selected Per Share Data for the Year or Period Ended:	06/30/2005†	06/30/2004- 12/31/2004

Net asset value beginning of period	$10.49	$10.00
Net investment income	0.11	0.07
Net realized/unrealized gain on investments	0.76	0.58
Total income from investment operations	0.87	0.65
Dividends from net investment income	(0.07)	0.00
Distributions from net realized capital gains	0.00	(0.16)
Total distributions	(0.07)	(0.16)
Net asset value end of period	$11.29	$10.49
Total return	8.30%	6.51%
Net assets end of period (000s)	$19,446	$3,358
Ratio of net expenses to average net assets	0.89%*	0.90	%*(a)(b)
Ratio of net investment income to average net assets	1.92%*	1.36	%*
Portfolio turnover rate	813%	700%

†	Unaudited
*	Annualized
(a)	Ratio of expenses to average net assets excluding interest expense is 0.89%.
(b)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 1.58%.

See accompanying notes	June 30, 2005	Semi-Annual Report	5

Statement of Assets and Liabilities

CommodityRealReturn Strategy Portfolio

June 30, 2005 (Unaudited)

Amounts in thousands, except per share amounts

Assets:

Investments, at value	$29,409
Repurchase agreement, at value	8,080
Cash	1
Foreign currency, at value	5
Receivable for Fund shares sold	308
Interest and dividends receivable	42
Unrealized appreciation on swap agreements	5
Other assets	4
37,854

Liabilities:
Payable for investments purchased	$497
Payable for investments purchased on delayed-delivery basis	17,238
Written options outstanding	3
Dividends payable	6
Accrued investment advisory fee	5
Accrued administration fee	3
Accrued servicing fee	5
Swap premiums received	12
Unrealized depreciation on swap agreements	639
18,408

Net Assets	$19,446

Net Assets Consist of:
Paid in capital	$19,183
Undistributed net investment income	208
Accumulated undistributed net realized gain	714
Net unrealized (depreciation)	(659)
$19,446

Net Assets:

Administrative Class	$19,446

Shares Issued and Outstanding:

Administrative Class	1,723

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Administrative Class	$11.29

Cost of Investments Owned	$29,438
Cost of Repurchase Agreements Owned	$8,080
Cost of Foreign Currency Held	$5

6	Semi-Annual Report	June 30, 2005	See accompanying notes

Statement of Operations

CommodityRealReturn Strategy Portfolio

Amounts in thousands
Six Months Ended June 30, 2005 (Unaudited)
Investment Income:

Interest	$80
Total Income	80

Expenses:

Investment advisory fees	14
Administration fees	7
Distribution and/or servicing fees - Administrative Class	4
Total Expenses	25

Net Investment Income	55

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments	156
Net realized gain on futures contracts, options, and swaps	560
Net realized (loss) on foreign currency transactions	(1)
Net change in unrealized (depreciation) on investments	(63)
Net change in unrealized (depreciation) on futures contracts, options, and swaps	(547)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(1)
Net Gain	104

Net Increase in Net Assets Resulting from Operations	$159

See accompanying notes	June 30, 2005	Semi-Annual Report	7

Statements of Changes in Net Assets

CommodityRealReturn Strategy Portfolio

Amounts in thousands
	Six Months Ended June 30, 2005 (Unaudited)	Period from June 30, 2004 to December 31, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income	$55	$22
Net realized gain	715	221
Net change in unrealized (depreciation)	(611)	(48)
Net increase resulting from operations	159	195

Distributions to Shareholders:

From net investment income
Administrative Class	(41)	0

From net realized capital gains
Administrative Class	0	(49)

Total Distributions	(41)	(49)

Fund Share Transactions:

Receipts for shares sold
Administrative Class	19,558	3,226

Issued as reinvestment of distributions
Administrative Class	41	50

Cost of shares redeemed
Administrative Class	(3,629)	(64)
Net increase resulting from Fund share transactions	15,970	3,212

Total Increase in Net Assets	16,088	3,358

Net Assets:

Beginning of period	3,358	0
End of period*	$19,446	$3,358

*Including undistributed net investment income of:	$208	$194

8	Semi-Annual Report	June 30, 2005	See accompanying notes

Schedule of Investments

CommodityRealReturn Strategy Portfolio

June 30, 2005 (Unaudited)

Principal
Amount	Value
(000s)	(000s)

U.S. TREASURY OBLIGATIONS 88.3%

Treasury Inflation Protected Securities (a)
3.625% due 01/15/2008	$1,805	$1,911
4.250% due 01/15/2010	347	390
0.875% due 04/15/2010	2,053	2,003
3.500% due 01/15/2011	2,122	2,353
3.000% due 07/15/2012	1,081	1,188
2.000% due 01/15/2014	421	434
2.000% due 07/15/2014	3,094	3,190
1.625% due 01/15/2015	509	507
2.375% due 01/15/2025	1,640	1,796
3.625% due 04/15/2028	2,404	3,231
3.875% due 04/15/2029	118	166

Total U.S. Treasury Obligations (Cost $17,196)		17,169

PURCHASED PUT OPTIONS 0.0%
	# of Contracts
Put - OTC Treasury Inflation Protected Securities
2.000% due 07/15/2014
Strike @ 86.906 Exp. 07/25/2005	500,000	0

Total Purchased Put Options (Cost $0)		0

SHORT-TERM INSTRUMENTS 104.5%
	Principal Amount (000s)
Commercial Paper 60.0%
Barclays U.S. Funding Corp.
3.185% due 08/19/2005	$100	100
3.290% due 09/06/2005	100	99
3.315% due 09/14/2005	100	99
CBA (de) Finance
3.100% due 07/11/2005	100	100
3.160% due 08/08/2005	100	100
Danske Corp.
3.180% due 08/24/2005	100	99
3.225% due 08/31/2005	100	99
3.250% due 09/07/2005	100	99
Den Norske Bank ASA
2.980% due 07/14/2005	100	100
3.180% due 08/22/2005	100	100
3.260% due 09/06/2005	100	99
Dexia Delaware LLC
3.235% due 08/12/2005	300	299
Fannie Mae
2.967% due 07/01/2005	3,900	3,900
2.970% due 07/18/2005	100	100
3.050% due 08/05/2005	100	100
3.067% due 08/10/2005	100	100
3.076% due 08/10/2005	100	100
3.125% due 08/24/2005	100	99
3.143% due 08/31/2005	200	199
3.172% due 08/31/2005	100	99
3.191% due 09/07/2005	100	99
3.205% due 09/07/2005	200	199

Federal Home Loan Bank
2.950% due 07/13/2005	$100	$100
3.017% due 07/22/2005	100	100
3.210% due 07/27/2005	800	798
3.225% due 09/09/2005	300	298
Freddie Mac
2.991% due 08/09/2005	100	100
3.095% due 08/16/2005	100	100
3.150% due 08/30/2005	200	199
3.175% due 09/06/2005	100	99
3.183% due 09/06/2005	200	199
3.190% due 09/06/2005	200	199
3.155% due 09/07/2005	100	99
3.250% due 09/13/2005	100	99
3.254% due 11/01/2005	100	99
General Electric Capital Corp.
3.150% due 08/01/2005	100	100
3.270% due 09/07/2005	100	99
HBOS Treasury Services PLC
3.195% due 08/24/2005	100	99
3.255% due 09/07/2005	200	199
ING U.S. Funding LLC
3.260% due 09/01/2005	200	199
Nordea North America, Inc.
3.300% due 09/06/2005	300	298
Rabobank USA Financial Corp.
3.160% due 08/08/2005	200	199
Royal Bank of Scotland PLC
3.220% due 08/15/2005	100	100
3.230% due 09/01/2005	200	199
Skandinaviska Enskilda Banken AB (SEB)
3.280% due 09/07/2005	300	298
Spintab AB
3.250% due 09/08/2005	100	99
Svenska Handelsbanken, Inc.
3.155% due 08/03/2005	200	199
TotalFinaElf Capital S.A.
3.105% due 07/11/2005	300	300
Toyota Motor Credit Corp.
3.200% due 08/26/2005	100	99
UBS Finance, Inc.
3.105% due 07/11/2005	100	100
2.975% due 07/14/2005	100	100
3.230% due 09/19/2005	100	99

		11,663

Repurchase Agreements 41.5%
Credit Suisse First Boston
2.700% due 07/01/2005	5,700	5,700
(Dated 06/30/2005. Collateralized by U.S. Treasury Notes 3.500% due 08/15/2009 valued at $5,832. Repurchase proceeds are $5,700.)
State Street Bank
2.650% due 07/01/2005	2,380	2,380
(Dated 06/30/2005. Collateralized by Fannie Mae 2.875% due 10/15/2005 valued at $2,430. Repurchase proceeds are $2,380.)

		8,080

U.S. Treasury Bills 3.0%
3.017% due 09/15/2005 (b)(c)	$580	$577

Total Short-Term Instruments (Cost $20,322)		20,320

Total Investments 192.8%		$37,489
(Cost $37,518)
Written Options (d) (0.0%)		(3)
(Premiums $3)
Other Assets and Liabilities (Net) 92.8%		(18,040)

Net Assets 100.0%		$19,446

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a) Principal amount of security is adjusted for inflation.

(b) Securities with an aggregate market value of $497 have been pledged as collateral for swap and swaption contracts at June 30, 2005.

(c) Securities with an aggregate market value of $80 have been segregated with the custodian to cover margin requirements for the following open futures contracts at June 30, 2005:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Euro-Bund 10-Year Note Long Futures	09/2005	1	$3
Euro-Bund Purchased Put Options Strike @ 103.000	09/2005	1	0
U.S. Treasury 10-Year Note Short Futures	09/2005	2	(1)

			$2

See accompanying notes	June 30, 2005	Semi-Annual Report	9

Schedule of Investments (Cont.)

CommodityRealReturn Strategy Portfolio

June 30, 2005 (Unaudited)

(d) Premiums received on written options:

Name of Issuer			Exercise Price	Expiration Date	# of Contracts	Premium		Value
Call - CBOT U.S. Treasury Note September Futures			$115.000	08/26/2005	2		$1	$1
Call - CBOT U.S. Treasury Note September Futures			116.000	08/26/2005	3		1	1
Put - CBOT U.S. Treasury Note September Futures			110.000	08/26/2005	1		0	0
Put - CBOT U.S. Treasury Note September Futures			111.000	08/26/2005	2		0	0
Put - CBOT U.S. Treasury Note December Futures			110.000	11/22/2005	2		1	1

							$3	$3

(e) Swap agreements outstanding at June 30, 2005:
Interest Rate Swaps
Counterparty	Floating Rate Index		Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation
J.P. Morgan Chase & Co.	6-month BP-LIBOR		Pay	5.000%	06/15/2008	BP	100	$3
Barclays Bank PLC	3-month USD-LIBOR		Pay	4.000%	12/15/2007		$900	2
Goldman Sachs & Co.	3-month USD-LIBOR		Receive	5.000%	12/15/2015		150	0

								$5

Total Return Swaps
Counterparty	Receive total return		Pay		Expiration Date	Notional Amount		Unrealized (Depreciation)
J.P. Morgan Chase & Co.	Dow Jones - AIG Commodity Index Total Return		3-month U.S. Treasury Bill rate plus a specified spread		07/22/2005		$16,400	$(639)

(f) Forward foreign currency contracts outstanding at June 30, 2005:
Type		Currency	Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)		Net Unrealized Appreciation
Buy		JY	1,063	07/2005	$0		$0	$0

10	Semi-Annual Report	June 30, 2005	See accompanying notes

Notes to Financial Statements

June 30, 2005 (Unaudited)

1. Organization

The CommodityRealReturn Strategy Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio may offer up to two classes of shares: Institutional and Administrative. Information presented in these financial statements pertains to the Administrative Class of the Portfolio. As of June 30, 2005, the Institutional Class was not yet open. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Portfolio commenced operations on June 30, 2004.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed-income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open. Market value is generally determined on the basis of last reported sales price, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed-income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as a component of interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from financial accounting principles generally accepted in the United States of America (“GAAP”). Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported in the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Delayed-Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and

June 30, 2005	Semi-Annual Report	11

Notes to Financial Statements (Cont.)

June 30, 2005 (Unaudited)

delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

One of the requirements for qualification as a regulated investment company under Subchapter M of the Code is that the Portfolio derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (the “Qualifying Income Test”). The Portfolio currently intends to gain most of its exposure to the commodities markets by entering into swap agreements on a commodities index, and may invest in other commodity-linked derivative instruments, including commodity swap agreements, options, futures contracts, options on futures contracts and commodity-linked structured notes. Existing authority does not fully address the treatment of commodity swap agreements and other commodities-linked derivative instruments under the Qualifying Income Test or under related securities laws. For these purposes, the Portfolio is relying on an opinion of counsel to the Portfolio that commodity swap agreements entered into by the Portfolio should constitute securities for purposes of the Qualifying Income Test. Such opinion is not binding on the Internal Revenue Service (“Service”), and the Portfolio does not intend to obtain a ruling from the Service. There is no assurance that the Service will not challenge the Portfolio’s status as a regulated investment company, or that, if it were to do so, it would not prevail. If the Portfolio were to fail to qualify as a regulated investment company in any year, then the Portfolio would be subject to federal income tax on its net income and capital gains at regular corporate income tax rates (without a deduction for distributions to shareholders), which would diminish the investment returns of shareholders of the Portfolio. When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the Portfolio’s earnings and profits.

Foreign Currency. The accounting records of the Portfolio are maintained in U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollar based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout reports are defined as follows:

BP	-	British Pound
JY	-	Japanese Yen

Forward Currency Transactions. The Portfolio may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the

12	Semi-Annual Report	June 30, 2005

contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Inflation-Indexed Bonds. The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return, forward spread lock, and credit default swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms and the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed-rate payments with respect to the notional amount of principal.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss in the Statements of Operations upon termination of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received by the Portfolio are included as part of realized gain (loss) on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

As a result of a FASB Emerging Issues Task Force (“EITF”) consensus, No. 03-11, and related SEC staff guidance, the Portfolio has reclassified periodic payments made or received under swap agreements, which were previously included within miscellaneous income, to a component of realized gain (loss) in the Statement of Operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year’s Statement of Changes in Net Assets and the per share amounts in the prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly.

U.S. Government Agencies or Government-Sponsored Enterprises. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U. S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business,

June 30, 2005	Semi-Annual Report	13

Notes to Financial Statements (Cont.)

June 30, 2005 (Unaudited)

the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary of Allianz Global Investors of America L.P., formerly known as Allianz Dresdner Asset Management of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.49%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.25%.

Servicing Fee. Allianz Global Investors Distributors, LLC (the “Distributor”), formerly known as PA Distributors LLC (“PAD”), is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributor was 0.15% during current fiscal year.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expense; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio’s pro rata share of organization expenses and Trustee fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Administrative Class	0.89%

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months. Expenses that have been waived and may still be reimbursed by the Administrator, to the extent the Portfolio’s annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation, are as follows (amounts in thousands):

	12/31/2004	06/30/2005
Amount Available for Reimbursement	$11	$0

For the current period ended June 30, 2005, each unaffiliated Trustee received an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, each Committee Chair received an additional annual retainer of $500 and each Audit Committee Chair received an additional annual retainer of $1,500. These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4. Purchases and Sales of Securities

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

14	Semi-Annual Report	June 30, 2005

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2005 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$62,634	$49,136	$0	$0

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

Premium
Balance at 12/31/2004	$0
Sales	4
Closing Buys	0
Expirations	(1)
Exercised	0
Balance at 06/30/2005	$3

6. Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2005		Period from 06/30/2004 to 12/31/2004
	Shares	Amount	Shares	Amount
Receipts for shares sold
Administrative Class	1,728	$19,558	321	$3,226

Issued as reinvestment of distributions
Administrative Class	4	41	5	50

Cost of shares redeemed
Administrative Class	(329)	(3,629)	(6)	(64)

Net increase resulting from Fund share transactions	1,403	$15,970	320	$3,212

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held
Administrative Class	3	96	*

*	Allianz Life Insurance Co., an indirect wholly owned subsidiary of Allianz Global Investors of Americas L.P. and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio, and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

7. Federal Income Tax Matters

At June 30, 2005, the aggregate cost of investments was the same for federal income tax and financial statement purposes. The net unrealized appreciation (depreciation) of investment securities for federal income tax purposes is as follows (amounts in thousands):

Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized (Depreciation)
$ 4	$ (33)	$ (29)

8. Regulatory & Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, Allianz Global Investors (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.), PEA Capital LLC (an

June 30, 2005	Semi-Annual Report	15

Notes to Financial Statements (Cont.)

June 30, 2005 (Unaudited)

entity affiliated with PIMCO through common ownership) (“PEA”) and Allianz Global Investors Distributors LLC (“AGID”), in connection with the same matter. In the New Jersey Settlement, AGI, PEA and AGID neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and AGID had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, AGID, and certain of their affiliates, including PIMCO Funds (formerly, PIMCO Funds: Pacific Investment Management Series), Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series), and the Trustees of the Trust (in their capacity as Trustees of the PIMCO or Allianz Funds), have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO and Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the Allianz and PIMCO Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the PIMCO Funds’ Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the Allianz and PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

On April 11, 2005, the Attorney General of the State of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia (the “West Virginia Complaint”) against Allianz Global Investors Fund Management LLC (formerly PA Fund Management LLC) (“AGIF”), PEA and AGID alleging, among other things, that they improperly allowed broker-dealers, hedge funds and investment advisers to engage in frequent trading of various open-end funds advised or distributed by AGIF and certain of its affiliates in violation of the funds’ stated restrictions on “market timing.” On May 31, 2005, AGIF, PEA and AGID, along with the other mutual fund defendants in the action, removed the action to the U.S. District Court for the District of West Virginia. The West Virginia Complaint also names numerous other defendants unaffiliated with AGIF in separate claims alleging improper market timing and/or late trading of open-end investment companies advised or distributed by such other defendants. The West Virginia Complaint seeks injunctive relief, civil monetary penalties, investigative costs and attorney’s fees.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, AGID and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser, and AGID could be barred from serving as principal underwriter, to any registered investment company, including the Portfolios of the Trust. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, AGID, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order. If the West Virginia Attorney General were to obtain a court injunction against AGIF, PEA or AGID, the Applicants would, in turn, seek exemptive relief under Section 9(c) with respect to that matter, although there is no assurance that such exemptive relief would be granted.

The foregoing speaks only as of the date of this report. It is possible that these matters and/or other developments resulting from these matters could result in increased Portfolio redemptions or other adverse consequences to the Portfolio. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Portfolio.

16	Semi-Annual Report	June 30, 2005

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

PIMCO VARIABLE INSURANCE TRUST

EMERGING MARKETS BOND PORTFOLIO

ADMINISTRATIVE CLASS

SEMI-ANNUAL REPORT
June 30, 2005

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust prospectus. Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. This and other information is contained in the Portfolio’s prospectus. Please read the prospectus carefully before you invest or send money.

Chairman’s Letter

Dear Shareholder:

We are pleased to present this semi-annual report for the PIMCO Variable Insurance Trust, covering the six-month period ended June 30, 2005.

Bonds generally rallied worldwide during the first half of 2005, as intermediate and long-term interest rates fell, risk appetites for credit-sensitive assets revived somewhat and signs of a global economic slowdown emerged. In the U.S., fixed income returns were also positive overall for the first six months of 2005, as second quarter gains generally offset losses in the first quarter.

The phenomenon of decreasing longer-dated yields amid a tightening cycle by the Federal Reserve—dubbed a “conundrum” by Fed Chairman Alan Greenspan—continued throughout the six-month period. Amidst the explanation of the “conundrum,” several factors emerge. First, inflation remains relatively contained, while weakness in the manufacturing data signaled that the U.S. economy could be poised to slow down. Second, Asian central banks continued to buy Treasuries to keep their currencies from appreciating versus the U.S. dollar, thereby helping to finance the U.S. trade deficit. Finally, demand from U.S. pension funds to reduce the mismatch between the duration of their assets and liabilities provided support for longer-dated bonds.

On the following pages you will find details on the Portfolio and its total return investment performance, including our discussion of the primary factors that affected performance during the six-month reporting period.

We appreciate the trust you have placed in us, and we will strive to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

July 31, 2005

June 30, 2005	Semi-Annual Report	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of fifteen separate investment portfolios. Each portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of a portfolio directly. Shares of a portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: real rate risk, derivative risk, small company risk, non-U.S. security risk, high-yield security risk and specific sector investment risks. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a portfolio could not close out a position when it would be most advantageous to do so. A Portfolio investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified portfolio. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

Inflation-indexed bonds issued by the U.S. Government, also known as “TIPS”, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Repayment upon maturity of the original principal as adjusted for inflation is guaranteed by the U.S. Government. Neither the current market value of inflation-indexed bonds nor the value of shares of a portfolio that invests in inflation-indexed bonds is guaranteed, and either or both may fluctuate.

On the performance summary page in this semi-annual report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay (i) on Portfolio distributions or (ii) the redemption of Portfolio shares. The Portfolio’s performance also does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns.

An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the SEC’s website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

2	Semi-Annual Report	June 30, 2005

Important Information (continued)

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this semi-annual report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from January 1, 2005 to June 30, 2005.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel or litigation expense).

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

June 30, 2005	Semi-Annual Report	3

Emerging Markets Bond Portfolio

CUMULATIVE RETURNS THROUGH JUNE 30, 2005

              Emerging Markets Bond       JPMorgan Emerging
                   Portfolio                 Markets Bond
               Administrative Class          Index Global
               --------------------       ------------------
 9/30/2002            $10,000                  $10,000
10/31/2002             10,879                   10,616
11/30/2002             11,248                   10,917
12/31/2002             11,665                   11,253
 1/31/2003             11,972                   11,438
 2/28/2003             12,475                   11,804
 3/31/2003             12,902                   11,995
 4/30/2003             13,728                   12,678
 5/31/2003             14,328                   13,203
 6/30/2003             14,225                   13,203
 7/31/2003             13,624                   12,735
 8/31/2003             14,020                   13,045
 9/30/2003             14,540                   13,503
10/31/2003             14,623                   13,569
11/30/2003             14,886                   13,735
12/31/2003             15,356                   14,139
 1/31/2004             15,541                   14,211
 2/29/2004             15,485                   14,261
 3/31/2004             15,853                   14,617
 4/30/2004             14,754                   13,823
 5/31/2004             14,621                   13,618
 6/30/2004             14,888                   13,818
 7/31/2004             15,257                   14,228
 8/31/2004             15,988                   14,815
 9/30/2004             16,272                   15,062
10/31/2004             16,560                   15,304
11/30/2004             16,719                   15,411
12/31/2004             17,215                   15,797
 1/31/2005             17,349                   15,896
 2/28/2005             17,450                   16,003
 3/31/2005             16,967                   15,595
 4/30/2005             17,289                   15,841
 5/31/2005             17,797                   16,315
 6/30/2005             18,069                   16,605

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

COUNTRY ALLOCATION‡

Brazil	23.9%
Short-Term Instruments	17.2%
Russia	16.0%
Mexico	11.9%
United States	6.2%
Other	24.8%

‡ % of Total Investments as of June 30, 2005

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended June 30, 2005

		6 Months	1 Year	Since Inception*
	Emerging Markets Bond Portfolio Administrative Class (Inception 09/30/02)	4.96%	21.36%	24.02%
- - - - - - -	JPMorgan Emerging Markets Bond Index Global	5.11%	20.17%	—
	* Annualized. All Portfolio returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Please refer to page 2 herein for an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$1,049.60	$1,019.79
Expenses Paid During Period†	$5.13	$5.06

†Expenses are equal to the Portfolio’s Administrative Class annualized expense ratio of 1.01%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The Emerging Markets Bond Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in fixed-income instruments of issuers that economically are tied to countries with emerging securities markets.
•	The Portfolio’s Administrative Class shares returned 4.96% for the six-month period ended June 30, 2005, underperforming the benchmark JPMorgan Emerging Markets Bond Index Global, which returned 5.11%.
•	The Portfolio’s overweight to Russia, one of the strongest performers in the first half of the year, was positive for performance. Russia benefited from a surge in international reserves, continued high oil prices and a series of ratings upgrades in the country’s corporate sector.
•	A significant underweight to Turkey was positive for performance, as the country’s bonds fell amid concerns over its growing current account deficit.
•	An underweight to Venezuela aided relative performance, as Venezuelan bonds underperformed during the six-month period despite the high level of oil prices.
•	An underweight to Argentina helped returns, as completion of the country’s debt exchange disappointed investors expecting more attractive terms.
•	An overweight to Brazil was slightly negative for performance; despite positive economic data which spurred a marked recovery from a sharp decline in March, the country’s bonds were not able to overcome weak first quarter performance that reflected the concentration of hedge fund selling in the largest, most liquid countries.
•	An overweight to Ecuador hurt performance; positive first quarter returns and a late-quarter rally were not enough to offset declines driven by political concerns arising in the beginning of the second quarter.
•	An underweight position in the Philippines hurt performance; despite weak fundamentals and a two-notch downgrade, bonds benefited from strong regional demand as Asian investors sought yield.
•	Modest emerging market currency exposure was negative for performance, reflecting the strength of the U.S. dollar over the six-month period.
•	Below-benchmark duration was negative as yields fell over the six-month period.

4	Semi-Annual Report	June 30, 2005

Financial Highlights

Emerging Markets Bond Portfolio (Administrative Class)

Selected Per Share Data for the Year or Period Ended:	06/30/2005†	12/31/2004		12/31/2003		09/30/2002- 12/31/2002

Net asset value beginning of period	$13.21	$12.97		$11.48		$10.00
Net investment income (a)	0.29	0.48		0.62		0.18
Net realized/unrealized gain on investments (a)	0.36	1.03		2.90		1.48
Total income from investment operations	0.65	1.51		3.52		1.66
Dividends from net investment income	(0.31)	(0.51)		(0.65)		(0.18)
Distributions from net realized capital gains	0.00	(0.76)		(1.38)		0.00
Total distributions	0.31	(1.27)		(2.03)		(0.18)
Net asset value end of period	$13.55	$13.21		$12.97		$11.48
Total return	4.96%	12.11%		31.64%		16.65%
Net assets end of period (000s)	$79,249	$64,598		$50,954		$32,767
Ratio of net expenses to average net assets	1.00%*	1.01	%(b)	1.04	%(b)	1.02	%*(b)(c)
Ratio of net investment income to average net assets	4.50%*	3.70%		4.78%		6.58	%*
Portfolio turnover rate	154%	484%		451%		91%

†	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest expense is 1.00%.
(c)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 1.11%.

See accompanying notes	June 30, 2005	Semi-Annual Report	5

Statement of Assets and Liabilities

Emerging Markets Bond Portfolio

June 30, 2005 (Unaudited)

Amounts in thousands, except per share amounts

Assets:

Investments, at value	$95,123
Cash	473
Receivable for investments sold	14,939
Unrealized appreciation on forward foreign currency contracts	89
Receivable for Portfolio shares sold	348
Interest and dividends receivable	1,641
Variation margin receivable	4
Swap premiums paid	51
Unrealized appreciation on swap agreements	406
113,074

Liabilities:

Payable for investments purchased	$2,491
Payable for investments purchased on delayed-delivery basis	30,953
Unrealized depreciation on forward foreign currency contracts	84
Payable for Portfolio shares redeemed	204
Accrued investment advisory fee	28
Accrued administration fee	25
Accrued servicing fee	8
Recoupment payable to Manager	3
Swap premiums received	18
Unrealized depreciation on swap agreements	1
Other liabilities	10
33,825

Net Assets	$79,249

Net Assets Consist of:

Paid in capital	$68,682
Undistributed net investment income	4,248
Accumulated undistributed net realized gain	1,622
Net unrealized appreciation	4,697
$79,249

Net Assets:

Administrative Class	$79,249

Shares Issued and Outstanding:

Administrative Class	5,846

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Administrative Class	$13.55

Cost of Investments Owned	$90,826

6	Semi-Annual Report	June 30, 2005	See accompanying notes

Statement of Operations

Emerging Markets Bond Portfolio

Amounts in thousands
Six Months Ended June 30, 2005 (Unaudited)
Investment Income:

Interest	$1,843
Total Income	1,843

Expenses:

Investment advisory fees	149
Administration fees	132
Distribution and/or servicing fees - Administrative Class	50
Interest expense	4
Miscellaneous expense	1
Total Expenses	336

Net Investment Income	1,507

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments	1,138
Net realized gain on futures contracts and swaps	183
Net realized gain on foreign currency transactions	196
Net change in unrealized appreciation on investments	516
Net change in unrealized appreciation on futures contracts and swaps	19
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(64)
Net Gain	1,988

Net Increase in Net Assets Resulting from Operations	$3,495

See accompanying notes	June 30, 2005	Semi-Annual Report	7

Statements of Changes in Net Assets

Emerging Markets Bond Portfolio

Amounts in thousands
	Six Months Ended June 30, 2005 (Unaudited)	Year Ended December 31, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income	$1,507	$2,139
Net realized gain	1,517	3,979
Net change in unrealized appreciation	471	857
Net increase resulting from operations	3,495	6,975

Distributions to Shareholders:

From net investment income
Administrative Class	(1,565)	(2,290)

From net realized capital gains
Administrative Class	0	(3,500)

Total Distributions	(1,565)	(5,790)

Portfolio Share Transactions:

Receipts for shares sold
Administrative Class	15,733	13,765

Issued as reinvestment of distributions
Administrative Class	1,565	5,795

Cost of shares redeemed
Administrative Class	(4,577)	(7,101)
Net increase resulting from Portfolio share transactions	12,721	12,459

Total Increase in Net Assets	14,651	13,644

Net Assets:

Beginning of period	64,598	50,954
End of period*	$79,249	$64,598

*Including undistributed net investment income of:	$4,248	$4,306

8	Semi-Annual Report	June 30, 2005	See accompanying notes

Schedule of Investments

Emerging Markets Bond Portfolio

June 30, 2005 (Unaudited)

Principal
Amount	Value
(000s)	(000s)

BRAZIL 28.7%

Republic of Brazil
11.500% due 03/12/2008	$400	$461
9.375% due 04/07/2008	50	55
4.313% due 04/15/2009 (a)	734	729
9.230% due 06/29/2009 (a)	800	929
14.500% due 10/15/2009	540	705
12.000% due 04/15/2010	460	561
10.000% due 08/07/2011	1,250	1,436
11.000% due 01/11/2012	1,160	1,383
4.313% due 04/15/2012 (a)	2,223	2,151
10.250% due 06/17/2013	50	59
8.000% due 04/15/2014	1,578	1,626
10.500% due 07/14/2014	470	557
8.875% due 10/14/2019	600	638
4.250% due 04/15/2024 (a)	100	96
6.000% due 04/15/2024 (a)	120	117
8.875% due 04/15/2024	1,200	1,254
10.125% due 05/15/2027	1,740	2,025
12.250% due 03/06/2030	220	296
8.250% due 01/20/2034	790	775
11.000% due 08/17/2040	5,696	6,859

Total Brazil (Cost $21,012)		22,712

BULGARIA 0.1%

Republic of Bulgaria
3.750% due 07/28/2012 (a)	$71	72

Total Bulgaria (Cost $67)		72

CAYMAN ISLANDS 0.3%

Petrobras International Finance Co.
7.750% due 09/15/2014	$250	260

Total Cayman Islands (Cost $247)		260

CHILE 1.2%

Republic of Chile
5.625% due 07/23/2007	$915	943

Total Chile (Cost $950)		943

CHINA 1.0%

Export-Import Bank of China
5.250% due 07/29/2014	$800	831

Total China (Cost $792)		831

COLOMBIA 1.7%

Republic of Colombia
9.750% due 04/23/2009	$220	254
9.750% due 04/09/2011	78	89
10.000% due 01/23/2012	100	117
10.750% due 01/15/2013	400	488
10.375% due 01/28/2033	350	419

Total Colombia (Cost $1,287)		1,367

ECUADOR 4.0%

Republic of Ecuador
8.000% due 08/15/2030 (a)	$3,769	3,162

Total Ecuador (Cost $2,479)		3,162

EL SALVADOR 0.2%

Republic of El Salvador
8.500% due 07/25/2011	$150	174

Total El Salvador (Cost $162)		174

GUATEMALA 0.9%

Republic of Guatemala
9.250% due 08/01/2013	$570	$674

Total Guatemala (Cost $570)		674

LUXEMBOURG 0.8%

Mobile Telesystems Finance S.A.
8.000% due 01/28/2012	$150	153
Tengizchevroil Finance Co.
6.124% due 11/15/2014	150	154
VimpelCom
8.375% due 10/22/2011	350	358

Total Luxembourg (Cost $650)		665

MALAYSIA 1.3%

Petronas Capital Ltd.
7.000% due 05/22/2012	$325	372
Republic of Malaysia
8.750% due 06/01/2009	120	139
7.500% due 07/15/2011	325	379
TNB Capital L Ltd.
5.250% due 05/05/2015	100	102

Total Malaysia (Cost $971)		992

MEXICO 14.4%

Banco Mercantil del Norte S.A.
5.875% due 02/17/2014 (a)	$145	148
Pemex Project Funding Master Trust
4.710% due 06/15/2010 (a)	1,200	1,241
8.000% due 11/15/2011	250	285
7.375% due 12/15/2014	315	354
9.250% due 03/30/2018	127	164
United Mexican States
10.375% due 02/17/2009	375	448
8.375% due 01/14/2011	860	1,003
7.500% due 01/14/2012	485	551
6.375% due 01/16/2013	2,670	2,873
5.875% due 01/15/2014	250	262
6.625% due 03/03/2015	450	496
11.375% due 09/15/2016	25	37
8.125% due 12/30/2019	574	706
8.300% due 08/15/2031	1,365	1,703
7.500% due 04/08/2033	250	288
6.750% due 09/27/2034	750	797

Total Mexico (Cost $10,863)		11,356

MOROCCO 0.2%

Kingdom of Morocco
2.000% due 01/05/2009 (a)	$200	198

Total Morocco (Cost $187)		198

PANAMA 1.7%

Republic of Panama
8.250% due 04/22/2008	$265	290
9.625% due 02/08/2011	210	252
9.375% due 07/23/2012	310	377
7.250% due 03/15/2015	100	109
8.875% due 09/30/2027	80	96
9.375% due 04/01/2029	200	249

Total Panama (Cost $1,263)		1,373

PERU 3.0%

Republic of Peru
9.125% due 01/15/2008		$750	$833
9.125% due 02/21/2012		1,120	1,316
5.000% due 03/07/2017 (a)		238	226

Total Peru (Cost $2,265)			2,375

RUSSIA (e) 19.2%

Gazprom Capital
5.875% due 06/01/2015	EC	200	244
Gazprom International S.A.
9.625% due 03/01/2013		$950	1,168
Russian Federation
8.750% due 07/24/2005		800	803
8.250% due 03/31/2010 (a)		1,250	1,367
5.000% due 03/31/2030 (a)		10,375	11,610

Total Russia (Cost $14,942)			15,192

SOUTH AFRICA (e) 2.2%

Republic of South Africa
7.375% due 04/25/2012		$310	357
5.250% due 05/16/2013	EC	400	533
6.500% due 06/02/2014		$750	839

Total South Africa (Cost $1,546)			1,729

SOUTH KOREA (e) 0.8%

Hyundai Motor Manufacturing Alabama LLC
5.300% due 12/19/2008	EC	500	506
Industrial Bank of Korea
4.000% due 05/19/2014 (a)		$110	107
Korea Development Bank
5.750% due 09/10/2013		15	16

Total South Korea (Cost $624)			629

TUNISIA (e) 2.1%

Banque Centrale de Tunisie
4.750% due 04/07/2011	EC	500	650
7.375% due 04/25/2012		$900	1,040

Total Tunisia (Cost $1,639)			1,690

UKRAINE 4.1%

Republic of Ukraine
11.000% due 03/15/2007		$267	282
6.365% due 08/05/2009 (a)		1,150	1,246
6.875% due 03/04/2011		1,000	1,058
7.650% due 06/11/2013		600	664

Total Ukraine (Cost $3,054)			3,250

UNITED STATES 7.5%
Asset-Backed Securities 0.3%
First Franklin Mortgage Loan Trust Asset-Backed Certificates
3.444% due 10/25/2034 (a)		$220	220

Corporate Bonds & Notes 0.8%
Pemex Project Funding Master Trust
5.750% due 12/15/2015		600	600

U.S. Treasury Obligations 6.4%
U.S. Treasury Notes
4.875% due 02/15/2012		3,500	3,718
4.125% due 05/15/2015		1,350	1,370

			5,088

Total United States (Cost $5,796)			5,908

See accompanying notes	June 30, 2005	Semi-Annual Report	9

Schedule of Investments (Cont.)

Emerging Markets Bond Portfolio

June 30, 2005 (Unaudited)

Principal
Amount	Value
(000s)	(000s)

VENEZUELA 4.0%

Republic of Venezuela
5.375% due 08/07/2010	$800	$747
4.150% due 04/20/2011 (a)	750	686
10.750% due 09/19/2013	950	1,114
9.250% due 09/15/2027	430	452
9.375% due 01/13/2034	200	210

Total Venezuela (Cost $3,095)		3,209

SHORT-TERM INSTRUMENTS 20.6%
Commercial Paper 18.8%
Barclays U.S. Funding Corp.
3.290% due 09/06/2005	$200	199
CBA (de) Finance
3.140% due 08/08/2005	300	299
CDC IXIS Commercial Paper, Inc.
2.940% due 07/08/2005	500	500
Danske Corp.
3.160% due 08/08/2005	400	399
3.250% due 09/20/2005	400	397
Den Norske Bank ASA
2.980% due 07/14/2005	700	699
3.240% due 09/23/2005	300	298
Fannie Mae
3.010% due 08/03/2005	300	299
Freddie Mac
2.955% due 07/19/2005	800	799
2.872% due 07/26/2005	1,100	1,098
2.943% due 08/01/2005	700	698
3.095% due 08/16/2005	200	199
3.238% due 11/01/2005	700	692
3.360% due 11/29/2005	700	690

HBOS Treasury Services PLC
3.195% due 08/24/2005	$100	$99
3.255% due 09/07/2005	1,000	994
ING U.S. Funding LLC
3.090% due 07/26/2005	900	898
3.110% due 08/03/2005	200	199
Nordea North America, Inc.
3.120% due 08/03/2005	1,700	1,695
Royal Bank of Scotland PLC
3.230% due 09/01/2005	700	696
Skandinaviska Enskilda Banken AB (SEB)
3.310% due 09/15/2005	400	397
Svenska Handelsbanken, Inc.
3.155% due 08/03/2005	500	498
UBS Finance Delaware LLC
3.270% due 09/27/2005	800	793
Westpac Capital Corp.
3.330% due 10/20/2005	1,400	1,385

		14,920

Repurchase Agreement 1.7%
State Street Bank
2.650% due 07/01/2005	1,373	1,373

(Dated 06/30/2005. Collateralized by Freddie Mac 2.250% due 11/28/2005 valued at $1,405. Repurchase proceeds are $1,373.)
U.S. Treasury Bills 0.1%
2.947% due 09/15/2005 (c)	70	69

Total Short-Term Instruments (Cost $16,365)		16,362

Total Investments (b) 120.0%		$95,123
(Cost $90,826)
Other Assets and Liabilities (Net) (20.0%)		(15,874

Net Assets 100.0%		$79,249

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a) Variable rate security.

(b) As of June 30, 2005 portfolio securities with an aggregate market value of $202 were valued with reference to securities whose prices are more readily obtainable.

(c) Securities with an aggregate market value of $69 have been segregated with the custodian to cover margin requirements for the following open futures contracts at June 30, 2005:

Type	Expiration Month	# of Contracts	Unrealized Appreciation
U.S. Treasury 30-Year Bond Long Futures	09/2005	7	0

(d) Swap agreements outstanding at June 30, 2005:

Credit Default Swaps

Counterparty	Reference Entity	Buy/Sell Protection	Pay/Receive Fixed rate	Expiration Date	Notional Amount	Unrealized Appreciation
Credit Suisse First Boston	Russian Federation, 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	0.550%	09/07/2005	$100	$ 0
Goldman Sachs & Co.	Russian Federation, 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	0.700%	03/20/2007	75	0
J.P. Morgan Chase & Co.	United Mexican States 11.500% due 05/15/2026	Sell	2.840%	01/04/2013	1,600	179
Lehman Brothers, Inc.	Russian Federation, 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	0.480%	08/20/2005	20	0
Lehman Brothers, Inc.	Russian Federation, 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	2.550%	03/20/2014	350	31
Merrill Lynch & Co., Inc.	Russian Federation, 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	1.350%	07/10/2005	250	2
Merrill Lynch & Co., Inc.	Russian Federation, 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	3.160%	10/02/2013	450	58
Merrill Lynch & Co., Inc.	Russian Federation, 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	2.310%	01/21/2014	525	40
Morgan Stanley Dean Witter & Co.	Russian Federation, 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	0.580%	06/20/2006	250	0
Morgan Stanley Dean Witter & Co.	Dow Jones CDX N.A. EM2 Index	Sell	2.600%	12/20/2009	1,150	62
Morgan Stanley Dean Witter & Co.	Dow Jones CDX N.A. EM3 Index	Sell	2.100%	06/20/2010	800	26

						$398

10	Semi-Annual Report	June 30, 2005	See accompanying notes

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Goldman Sachs & Co.	BR-CDI-Compounded	Pay	19.020%	10/03/2005	BR	1,400	$(1)
Goldman Sachs & Co.	BR-CDI-Compounded	Pay	19.150%	10/03/2005		650	0
Barclays Bank PLC	3-month USD-LIBOR	Pay	5.000%	12/15/2015		$600	4
Lehman Brothers, Inc.	3-month USD-LIBOR	Pay	5.000%	12/15/2015		600	4

							$7

(e) Forward foreign currency contracts outstanding at June 30, 2005:

Type	Currency	Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BR	164	07/2005	$9	$0	$9
Buy		1,305	08/2005	70	0	70
Sell		1,060	08/2005	0	(40)	(40)
Buy	CP	58,598	08/2005	0	0	0
Buy	CY	896	09/2005	0	(2)	(2)
Sell	EC	1,162	07/2005	0	0	0
Buy	JY	46,374	07/2005	0	(17)	(17)
Buy	KW	97,345	07/2005	0	(3)	(3)
Buy		75,346	08/2005	0	(3)	(3)
Buy	MP	1,155	08/2005	3	0	3
Buy		303	09/2005	0	0	0
Buy	PN	332	08/2005	0	0	0
Buy	PZ	943	08/2005	2	(2)	0
Buy		34	09/2005	0	0	0
Buy	RP	2,043	09/2005	0	0	0
Buy		1,141	11/2005	0	0	0
Buy	RR	1,289	07/2005	0	(2)	(2)
Buy		8,121	08/2005	0	(4)	(4)
Buy	S$	76	07/2005	0	(1)	(1)
Buy		142	08/2005	0	(2)	(2)
Buy	SR	1,336	08/2005	5	(3)	2
Buy	SV	9,664	08/2005	0	(3)	(3)
Buy	T$	3,204	08/2005	0	(2)	(2)

				$89	$(84)	$5

See accompanying notes	June 30, 2005	Semi-Annual Report	11

Notes to Financial Statements

June 30, 2005 (Unaudited)

1. Organization

The Emerging Markets Bond Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio may offer up to two classes of shares: Institutional and Administrative. Information presented in these financial statements pertains to the Administrative Class of the Portfolio. As of June 30, 2005, the Institutional Class was not yet open. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed-income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open. Market value is generally determined on the basis of last reported sales price, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed-income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as a component of interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from financial accounting principles generally accepted in the United States of America (“GAAP”). Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported in the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Delayed-Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery

12	Semi-Annual Report	June 30, 2005

taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Portfolio are maintained in U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollar based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout reports are defined as follows:

BR	-	Brazilian Real
CP	-	Chilean Peso
CY	-	Chinese Yuan Renminbi
EC	-	Euro
JY	-	Japanese Yen
KW	-	South Korean Won
MP	-	Mexican Peso
PN	-	Peruvian New Sol
PZ	-	Polish Zloty
RP	-	Indian Rupee
RR	-	Russian Ruble
S$	-	Singapore Dollar
SR	-	South African Rand
SV	-	Slovakian Koruna
T$	-	Taiwan Dollar

Forward Currency Transactions. The Portfolio may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Loan Agreements. The Portfolio may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower on the loan. At the end of the period, the Portfolio had unfunded loan commitments of $0.

June 30, 2005	Semi-Annual Report	13

Notes to Financial Statements (Cont.)

June 30, 2005 (Unaudited)

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return, forward spread lock, and credit default swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms and the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss in the Statements of Operations upon termination of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received by the Portfolio are included as part of realized gain (loss) on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

As a result of a FASB Emerging Issues Task Force (“EITF”) consensus, No. 03-11, and related SEC staff guidance, the Portfolio has reclassified periodic payments made or received under swap agreements, which were previously included within miscellaneous income, to a component of realized gain (loss) in the Statement of Operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year’s Statement of Changes in Net Assets and the per share amounts in the prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly.

U.S. Government Agencies or Government-Sponsored Enterprises. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary of Allianz Global Investors of America L.P., formerly known as Allianz Dresdner Asset Management of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on

14	Semi-Annual Report	June 30, 2005

average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.45%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.40%.

Servicing Fee. Allianz Global Investors Distributors, LLC (the “Distributor”), formerly known as PA Distributors LLC, is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributor was 0.15% during current fiscal year.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of its administrative fees to the extent that the payment of the Portfolio’s pro rata share of organization expenses and Trustee fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of the Portfolio’s average daily net assets attributable to each class):

Administrative Class	1.00%

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months. Expenses that have been waived and may still be reimbursed by the Administrator, to the extent the Portfolio’s annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation, are as follows (amounts in thousands):

	12/31/2002	12/31/2003	12/31/2004	06/30/2005
Amount Available for Reimbursement	$ 2	$ 0	$ 0	$ 0

For the current period ended June 30, 2005, each unaffiliated Trustee received an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, each Committee Chair received an additional annual retainer of $500 and each Audit Committee Chair received an additional annual retainer of $1,500. These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4. Purchases and Sales of Securities

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2005 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$9,044	$3,986	$107,621	$94,932

June 30, 2005	Semi-Annual Report	15

Notes to Financial Statements (Cont.)

June 30, 2005 (Unaudited)

5. Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2005		Year Ended 12/31/2004
	Shares	Amount	Shares	Amount
Receipts for shares sold

Administrative Class	1,183	$15,733	1,063	$13,765

Issued as reinvestment of distributions

Administrative Class	118	1,565	445	5,795

Cost of shares redeemed

Administrative Class	(347)	(4,577)	(546)	(7,101)

Net increase resulting from Portfolio share transactions	954	$12,721	962	$12,459

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held
Administrative Class	2	96

7. Federal Income Tax Matters

At June 30, 2005, the aggregate cost of investments was the same for federal income tax and financial statement purposes. The net unrealized appreciation (depreciation) of investment securities for federal income tax purposes is as follows (amounts in thousands):

Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation
$ 4,317	$ (20)	$4,297

8. Regulatory & Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, Allianz Global Investors (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.), PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and Allianz Global Investors Distributors LLC (“AGID”), in connection with the same matter. In the New Jersey Settlement, AGI, PEA and AGID neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and AGID had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, AGID, and certain of their affiliates, including PIMCO Funds (formerly, PIMCO Funds: Pacific Investment Management Series), Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series), and the Trustees of the Trust (in their capacity as Trustees of the PIMCO or Allianz Funds), have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO and Allianz Funds.

16	Semi-Annual Report	June 30, 2005

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the Allianz and PIMCO Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the PIMCO Funds’ Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the Allianz and PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

On April 11, 2005, the Attorney General of the State of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia (the “West Virginia Complaint”) against Allianz Global Investors Fund Management LLC (formerly PA Fund Management LLC) (“AGIF”), PEA and AGID alleging, among other things, that they improperly allowed broker-dealers, hedge funds and investment advisers to engage in frequent trading of various open-end funds advised or distributed by AGIF and certain of its affiliates in violation of the funds’ stated restrictions on “market timing.” On May 31, 2005, AGIF, PEA and AGID, along with the other mutual fund defendants in the action, removed the action to the U.S. District Court for the District of West Virginia. The West Virginia Complaint also names numerous other defendants unaffiliated with AGIF in separate claims alleging improper market timing and/or late trading of open-end investment companies advised or distributed by such other defendants. The West Virginia Complaint seeks injunctive relief, civil monetary penalties, investigative costs and attorney’s fees.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, AGID and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser, and AGID could be barred from serving as principal underwriter, to any registered investment company, including the Portfolios of the Trust. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, AGID, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order. If the West Virginia Attorney General were to obtain a court injunction against AGIF, PEA or AGID, the Applicants would, in turn, seek exemptive relief under Section 9(c) with respect to that matter, although there is no assurance that such exemptive relief would be granted.

The foregoing speaks only as of the date of this report. It is possible that these matters and/or other developments resulting from these matters could result in increased Portfolio redemptions or other adverse consequences to the Portfolio. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Portfolio.

June 30, 2005	Semi-Annual Report	17

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

PIMCO VARIABLE INSURANCE TRUST

FOREIGN BOND PORTFOLIO (U.S. DOLLAR-HEDGED)

ADMINISTRATIVE CLASS

SEMI-ANNUAL REPORT
June 30, 2005

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust prospectus. Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. This and other information is contained in the Portfolio’s prospectus. Please read the prospectus carefully before you invest or send money.

Chairman’s Letter

Dear Shareholder:

We are pleased to present this semi-annual report for the PIMCO Variable Insurance Trust, covering the six-month period ended June 30, 2005.

Bonds generally rallied worldwide during the first half of 2005, as intermediate and long-term interest rates fell, risk appetites for credit-sensitive assets revived somewhat and signs of a global economic slowdown emerged. In the U.S., fixed income returns were also positive overall for the first six months of 2005, as second quarter gains generally offset losses in the first quarter.

The phenomenon of decreasing longer-dated yields amid a tightening cycle by the Federal Reserve—dubbed a “conundrum” by Fed Chairman Alan Greenspan—continued throughout the six-month period. Amidst the explanation of the “conundrum,” several factors emerge. First, inflation remains relatively contained, while weakness in the manufacturing data signaled that the U.S. economy could be poised to slow down. Second, Asian central banks continued to buy Treasuries to keep their currencies from appreciating versus the U.S. dollar, thereby helping to finance the U.S. trade deficit. Finally, demand from U.S. pension funds to reduce the mismatch between the duration of their assets and liabilities provided support for longer-dated bonds.

On the following pages you will find details on the Portfolio and its total return investment performance, including our discussion of the primary factors that affected performance during the six-month reporting period.

We appreciate the trust you have placed in us, and we will strive to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

July 31, 2005

June 30, 2005	Semi-Annual Report	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of fifteen separate investment portfolios. Each portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of a portfolio directly. Shares of a portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: real rate risk, derivative risk, small company risk, non-U.S. security risk, high-yield security risk and specific sector investment risks. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a portfolio could not close out a position when it would be most advantageous to do so. A Portfolio investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified portfolio. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

Inflation-indexed bonds issued by the U.S. Government, also known as “TIPS”, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Repayment upon maturity of the original principal as adjusted for inflation is guaranteed by the U.S. Government. Neither the current market value of inflation-indexed bonds nor the value of shares of a portfolio that invests in inflation-indexed bonds is guaranteed, and either or both may fluctuate.

On the performance summary page in this semi-annual report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay (i) on Portfolio distributions or (ii) the redemption of Portfolio shares. The Portfolio’s performance also does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns.

An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the SEC’s website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

2	Semi-Annual Report	June 30, 2005

Important Information (continued)

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this semi-annual report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from January 1, 2005 to June 30, 2005.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel or litigation expense).

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

June 30, 2005	Semi-Annual Report	3

Foreign Bond Portfolio (U.S. Dollar-Hedged)

CUMULATIVE RETURNS THROUGH JUNE 30, 2005

                     Foreign Bond Portfolio      JPMorgan GBI Global
                      (U.S. Dollar-Hedged)          Ex-U.S. Index
                      Administrative Class          Hedged in USD
                     ----------------------      -------------------
     2/28/1999             $10,000                    $10,000
     3/31/1999              10,069                     10,119
     4/30/1999              10,186                     10,248
     5/31/1999              10,075                     10,205
     6/30/1999               9,857                     10,047
     7/31/1999               9,787                     10,021
     8/31/1999               9,706                     10,039
     9/30/1999               9,693                     10,077
    10/31/1999               9,870                     10,102
    11/30/1999               9,868                     10,160
    12/31/1999               9,942                     10,191
     1/31/2000               9,964                     10,192
     2/29/2000               9,997                     10,267
     3/31/2000              10,119                     10,417
     4/30/2000              10,170                     10,473
     5/31/2000              10,210                     10,557
     6/30/2000              10,286                     10,608
     7/31/2000              10,351                     10,684
     8/31/2000              10,356                     10,686
     9/30/2000              10,392                     10,778
    10/31/2000              10,400                     10,865
    11/30/2000              10,570                     11,058
    12/31/2000              10,773                     11,180
     1/31/2001              10,919                     11,313
     2/28/2001              11,019                     11,410
     3/31/2001              11,146                     11,496
     4/30/2001              11,051                     11,418
     5/31/2001              11,115                     11,478
     6/30/2001              11,174                     11,541
     7/31/2001              11,322                     11,646
     8/31/2001              11,425                     11,744
     9/30/2001              11,433                     11,792
    10/31/2001              11,756                     12,008
    11/30/2001              11,649                     11,956
    12/31/2001              11,591                     11,857
     1/31/2002              11,671                     11,870
     2/28/2002              11,705                     11,881
     3/31/2002              11,672                     11,820
     4/30/2002              11,783                     11,916
     5/31/2002              11,776                     11,931
     6/30/2002              11,962                     12,085
     7/31/2002              12,045                     12,202
     8/31/2002              12,158                     12,349
     9/30/2002              12,285                     12,490
    10/31/2002              12,301                     12,484
    11/30/2002              12,376                     12,507
    12/31/2002              12,540                     12,687
     1/31/2003              12,699                     12,787
     2/28/2003              12,847                     12,875
     3/31/2003              12,774                     12,859
     4/30/2003              12,829                     12,888
     5/31/2003              13,003                     13,092
     6/30/2003              12,964                     13,024
     7/31/2003              12,800                     12,880
     8/31/2003              12,699                     12,787
     9/30/2003              12,816                     12,927
    10/31/2003              12,693                     12,807
    11/30/2003              12,684                     12,818
    12/31/2003              12,823                     12,938
     1/31/2004              12,864                     12,996
     2/29/2004              12,977                     13,120
     3/31/2004              13,003                     13,156
     4/30/2004              12,973                     13,053
     5/31/2004              12,955                     13,031
     6/30/2004              12,932                     13,014
     7/31/2004              12,978                     13,067
     8/31/2004              13,128                     13,251
     9/30/2004              13,174                     13,327
    10/31/2004              13,262                     13,412
    11/30/2004              13,454                     13,528
    12/31/2004              13,536                     13,612
     1/31/2005              13,649                     13,745
     2/28/2005              13,599                     13,679
     3/31/2005              13,715                     13,783
     4/30/2005              13,875                     13,957
     5/31/2005              13,969                     14,073
     6/30/2005              14,091                     14,225

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

SECTOR BREAKDOWN‡

United States	39.9%
Germany	22.8%
Japan	13.3%
Spain	8.1%
Other	15.9%

‡ % of Total Investments as of June 30, 2005

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended June 30, 2005

		6 Months	1 Year	5 Years*	Since Inception*
	Foreign Bond Portfolio (U.S. Dollar-Hedged) Administrative Class (Inception 02/16/99)	4.10%	8.97%	6.50%	5.50%
- - - - - - -	JPMorgan GBI Global Ex-U.S. Index Hedged in USD	4.50%	9.30%	6.04%	—
	* Annualized. All Portfolio returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Please refer to page 2 herein for an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$1,041.00	$1,020.33
Expenses Paid During Period†	$4.55	$4.51

†Expenses are equal to the Portfolio’s Administrative Class annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The Foreign Bond Portfolio (U.S. Dollar-Hedged) seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in fixed-income instruments of issuers located outside the United States, representing at least three foreign countries, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities.

•	Over the six-month period ended June 30, 2005, the Portfolio’s Administrative Class shares returned 4.10%, underperforming the benchmark JPMorgan GBI Global Ex-U.S. Index Hedged in USD by 0.40%.

•	Strategies that benefit when the U.K. yield curve steepens were positive for performance, as short-maturity yields fell due to weak economic data and rate cut expectations, while longer maturity yields were pressured by anticipated debt issuance.

•	An overweight to Euroland duration relative to the benchmark was a strong positive, as yields fell in response to continued growth concerns and the possibility that the European Central Bank would respond by cutting interest rates.

•	U.S. duration and curve strategies overall were negative for performance; while intermediate and long-term U.S. yields trended downward, the Portfolio’s yield curve steepening posture (designed to capture roll down) was impacted by a flatter yield curve, as short-term interest rates rose, driven by continued tightening by the Federal Reserve.

•	An underweight to Japanese government bonds (“JGB”) relative to the benchmark was negative for performance, as JGB yields fell over the period in line with global yields.

•	A long position in the Japanese Yen relative to the U.S. dollar detracted from performance as the U.S. dollar rallied, supported by stronger growth fundamentals and interest rate hikes by the Federal Open Market Committee.

•	A tactical allocation to real return bonds detracted from returns, as nominal yields in general fell more than real yields.

4	Semi-Annual Report	June 30, 2005

Financial Highlights

Foreign Bond Portfolio (Administrative Class)

Selected Per Share Data for the Year or Period Ended:	06/30/2005†	12/31/2004	12/31/2003		12/31/2002		12/31/2001		12/31/2000

Net asset value beginning of period	$10.15	$10.03	$10.07		$9.69		$9.40		$9.42
Net investment income (a)	0.13	0.23	0.26		0.36		0.42		0.51
Net realized/unrealized gain (loss) on investments (a)	0.28	0.33	(0.03)		0.42		0.28		0.25
Total income from investment operations	0.41	0.56	0.23		0.78		0.70		0.76
Dividends from net investment income	(0.10)	(0.21)	(0.27)		(0.36)		(0.41)		(0.52)
Distributions from net realized capital gains	0.00	(0.23)	0.00		(0.04)		0.00		(0.26)
Total distributions	(0.10)	(0.44)	(0.27)		(0.40)		(0.41)		(0.78)
Net asset value end of period	$10.46	$10.15	$10.03		$10.07		$9.69		$9.40
Total return	4.10%	5.56%	2.26%		8.19%		7.59%		8.36%
Net assets end of period (000s)	$45,636	$38,141	$32,355		$16,776		$4,856		$924
Ratio of net expenses to average net assets	0.90%*	0.90%	0.93	%(b)	0.93	%(b)(d)	0.90	%(c)	0.90%
Ratio of net investment income to average net assets	2.48%*	2.26%	2.53%		3.67%		4.43%		5.41%
Portfolio turnover rate	257%	515%	600%		321%		285%		306%

†	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expense to average net assets excluding interest expense is 0.90%.
(c)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.91%.
(d)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.94%.

See accompanying notes	June 30, 2005	Semi-Annual Report	5

Statement of Assets and Liabilities

Foreign Bond Portfolio (U.S. Dollar-Hedged)

June 30, 2005 (Unaudited)

Amounts in thousands, except per share amounts

Assets:

Investments, at value	$53,575
Foreign currency, at value	272
Receivable for investments sold	1,316
Receivable for investments sold on delayed-delivery basis	719
Unrealized appreciation on forward foreign currency contracts	285
Receivable for Portfolio shares sold	62
Interest and dividends receivable	713
Variation margin receivable	16
Swap premiums paid	196
Unrealized appreciation on swap agreements	172
57,326

Liabilities:

Payable for investments purchased	$3,530
Payable for investments purchased on delayed-delivery basis	6,055
Unrealized depreciation on forward foreign currency contracts	44
Payable for short sale	719
Overdraft due to Custodian	102
Written options outstanding	93
Payable for Portfolio shares redeemed	3
Accrued investment advisory fee	9
Accrued administration fee	18
Accrued servicing fee	5
Variation margin payable	5
Swap premiums received	698
Unrealized depreciation on swap agreements	395
11,676

Net Assets	$45,650

Net Assets Consist of:

Paid in capital	$43,746
(Overdistributed) net investment income	(1,617)
Accumulated undistributed net realized gain	1,676
Net unrealized appreciation	1,845
$45,650

Net Assets:

Institutional Class	$14
Administrative Class	45,636

Shares Issued and Outstanding:

Institutional Class	1
Administrative Class	4,364

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Institutional Class	$10.46
Administrative Class	10.46

Cost of Investments Owned	$51,810
Cost of Foreign Currency Held	$274

6	Semi-Annual Report	June 30, 2005	See accompanying notes

Statement of Operations

Foreign Bond Portfolio (U.S. Dollar-Hedged)

Amounts in thousands
Six Months Ended June 30, 2005 (Unaudited)
Investment Income:

Interest	$693
Dividends, net of foreign taxes	6
Total Income	699

Expenses:

Investment advisory fees	51
Administration fees	103
Distribution and/or servicing fees - Administrative Class	31
Total Expenses	185

Net Investment Income	514

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments	106
Net realized (loss) on futures contracts, options, and swaps	(156)
Net realized gain on foreign currency transactions	1,913
Net change in unrealized (depreciation) on investments	(1,601)
Net change in unrealized appreciation on futures contracts, options, and swaps	345
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	565
Net Gain	1,172

Net Increase in Net Assets Resulting from Operations	$1,686

See accompanying notes	June 30, 2005	Semi-Annual Report	7

Statements of Changes in Net Assets

Foreign Bond Portfolio (U.S. Dollar-Hedged)

Amounts in thousands
	Six Months Ended June 30, 2005 (Unaudited)	Year Ended December 31, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income	$514	$770
Net realized gain	1,863	325
Net change in unrealized appreciation (depreciation)	(691)	805
Net increase resulting from operations	1,686	1,900

Distributions to Shareholders:

From net investment income
Institutional Class	0	0
Administrative Class	(427)	(696)

From net realized capital gains
Institutional Class	0	0
Administrative Class	0	(812)

Total Distributions	(427)	(1,508)

Portfolio Share Transactions:

Receipts for shares sold
Institutional Class	0	0
Administrative Class	9,177	10,884

Issued as reinvestment of distributions
Institutional Class	0	1
Administrative Class	427	1,507

Cost of shares redeemed
Institutional Class	0	0
Administrative Class	(3,367)	(6,998)
Net increase resulting from Portfolio share transactions	6,237	5,394

Total Increase in Net Assets	7,496	5,786

Net Assets:

Beginning of period	38,154	32,368
End of period*	$45,650	$38,154

*Including (overdistributed) net investment income of:	$(1,617)	$(1,704)

8	Semi-Annual Report	June 30, 2005	See accompanying notes

Schedule of Investments

Foreign Bond Portfolio (U.S. Dollar-Hedged)

June 30, 2005 (Unaudited)

Principal
Amount	Value
(000s)	(000s)

AUSTRALIA 0.0%

Crusade Global Trust
3.598% due 02/15/2030 (a)		$4	$4
Medallion Trust
3.360% due 07/12/2031 (a)		20	20

Total Australia (Cost $23)			24

AUSTRIA (k) 1.2%

Republic of Austria
5.250% due 01/04/2011	EC	300	411
3.800% due 10/20/2013		100	128

Total Austria (Cost $444)			539

BRAZIL 1.7%

Republic of Brazil
4.250% due 04/15/2006 (a)		$16	16
11.250% due 07/26/2007		200	224
4.313% due 04/15/2009 (a)		14	14
9.230% due 06/29/2009 (a)		100	116
4.313% due 04/15/2012 (a)		412	398

Total Brazil (Cost $763)			768

CAYMAN ISLANDS (k) 1.3%

Pylon Ltd.
3.616% due 12/18/2008 (a)	EC	250	319
Vita Capital Ltd.
3.900% due 01/01/2007 (a)		$250	251

Total Cayman Islands (Cost $554)			570

DENMARK (k) 0.1%

Nykredit Konvertible
6.000% due 10/01/2029	DK	126	21

Total Denmark (Cost $14)			21

FRANCE (k) 2.2%

Republic of France
4.000% due 10/25/2009	EC	30	39
5.500% due 04/25/2010		110	151
5.750% due 10/25/2032		500	821

Total France (Cost $964)			1,011

GERMANY (k) 26.8%

KFW International Finance, Inc.
3.500% due 11/15/2005	EC	100	122
Landesbank Baden-Wuerttemberg AG
5.500% due 04/02/2007		30	38
Republic of Germany
4.500% due 07/04/2009		10	13
5.250% due 07/04/2010		400	546
5.250% due 01/04/2011		300	413
5.000% due 01/04/2012		100	137
5.000% due 07/04/2012		1,400	1,929
4.500% due 01/04/2013		1,680	2,256
3.750% due 07/04/2013		600	769
4.250% due 01/04/2014		200	265
6.250% due 01/04/2024		600	992
6.500% due 07/04/2027		890	1,547
5.625% due 01/04/2028		1,800	2,839
4.750% due 07/04/2028		30	42

5.500% due 01/04/2031	EC	100	$158
4.750% due 07/04/2034		100	144

Total Germany (Cost $11,197)			12,210

ITALY (k) 2.0%

Republic of Italy
4.500% due 05/01/2009	EC	360	469
4.250% due 11/01/2009		60	78
5.500% due 11/01/2010		110	152
Seashell Securities PLC
2.433% due 10/25/2028 (a)		130	157
Telecom Italia SpA
5.625% due 02/01/2007		70	89

Total Italy (Cost $902)			945

JAPAN (k) 15.6%

Government of Japan
0.700% due 09/20/2008	JY	10,000	92
1.500% due 12/20/2011		167,000	1,590
1.600% due 09/20/2013		90,000	857
1.500% due 03/20/2014		170,000	1,598
1.600% due 06/20/2014		240,000	2,268
2.400% due 06/20/2024		34,000	337
2.300% due 05/20/2030		28,900	272
Japan Finance Corp. for Municipal Enterprises
5.875% due 03/14/2011		$80	88

Total Japan (Cost $7,075)			7,102

MEXICO 0.1%

Pemex Project Funding Master Trust
8.850% due 09/15/2007		$20	22
9.375% due 12/02/2008		30	34

Total Mexico (Cost $49)			56

NETHERLANDS (k) 0.5%

Kingdom of Netherlands
6.000% due 01/15/2006	EC	200	247

Total Netherlands (Cost $189)			247

NEW ZEALAND (k) 0.2%

Commonwealth of New Zealand
4.500% due 02/15/2016 (d)	N$	86	80

Total New Zealand (Cost $47)			80

PERU 0.3%

Republic of Peru
9.125% due 02/21/2012		$100	117

Total Peru (Cost $116)			117

RUSSIA 0.3%

Russian Federation
8.750% due 07/24/2005		$90	90
10.000% due 06/26/2007		60	66

Total Russia (Cost $157)			156

SOUTH AFRICA 0.2%

Republic of South Africa
8.375% due 10/17/2006		$105	$111

Total South Africa (Cost $112)			111

SPAIN (k) 9.5%

Kingdom of Spain
4.950% due 07/30/2005	EC	30	36
5.150% due 07/30/2009		1,210	1,620
4.000% due 01/31/2010		100	129
4.400% due 01/31/2015		1,800	2,408
5.750% due 07/30/2032		100	164

Total Spain (Cost $4,119)			4,357

SUPRANATIONAL (k) 0.3%

European Investment Bank
4.000% due 10/15/2037	EC	100	125

Total Supranational (Cost $127)			125

UNITED KINGDOM (k) 4.6%

Haus Ltd.
2.403% due 12/14/2037 (a)	EC	62	73
Lloyds TSB Bank PLC
5.625% due 07/15/2049 (a)		40	54
3.500% due 11/29/2049 (a)		$100	91
United Kingdom Gilt
5.000% due 03/07/2008	BP	300	551
5.000% due 03/07/2012		500	942
4.750% due 09/07/2015		200	376

Total United Kingdom (Cost $2,072)			2,087

UNITED STATES (k) 46.8%
Asset-Backed Securities 2.2%
AAA Trust
3.414% due 04/25/2035 (a)		$349	350
Ameriquest Mortgage Securities, Inc.
3.724% due 03/25/2033 (a)		10	10
3.874% due 06/25/2034 (a)		94	94
Amortizing Residential Collateral Trust
2.767% due 10/25/2031 (a)		8	8
3.604% due 07/25/2032 (a)		1	1
AMRESCO Residential Securities Corp. Mortgage Loan Trust
4.254% due 06/25/2029 (a)		3	3
Citifinancial Mortgage Securities, Inc.
3.624% due 05/25/2033 (a)		7	7
Countrywide Asset-Backed Certificates
3.484% due 12/25/2018 (a)		4	4
3.464% due 10/25/2023 (a)		66	66
Credit-Based Asset Servicing & Securitization LLC
3.634% due 06/25/2032 (a)		14	14
CS First Boston Mortgage Securities Corp.
3.624% due 01/25/2032 (a)		5	5
Fieldstone Mortgage Investment Corp.
3.604% due 01/25/2035 (a)		40	40
First Alliance Mortgage Loan Trust
3.490% due 12/20/2027 (a)		4	4
First Franklin Mortgage Loan Trust Asset-Backed Certificates
2.820% due 02/25/2034 (a)		100	100
Home Equity Asset Trust
3.724% due 03/25/2033 (a)		3	3
3.464% due 08/25/2034 (a)		34	34
Household Mortgage Loan Trust
3.560% due 05/20/2032 (a)		20	20

See accompanying notes	June 30, 2005	Semi-Annual Report	9

Schedule of Investments (Cont.)

Foreign Bond Portfolio (U.S. Dollar-Hedged)

June 30, 2005 (Unaudited)

Principal
Amount	Value
(000s)	(000s)

Irwin Home Equity Loan Trust
3.834% due 06/25/2028 (a)		$11	$11
Long Beach Mortgage Loan Trust
3.634% due 06/25/2033 (a)		9	9
3.634% due 07/25/2033 (a)		8	8
Merrill Lynch Mortgage Investors, Inc.
3.600% due 03/15/2025 (a)		31	31
Morgan Stanley Asset-Backed Securities Capital I, Inc.
3.464% due 11/25/2034 (a)		49	50
Novastar Home Equity Loan
3.589% due 04/25/2028 (a)		6	6
3.874% due 01/25/2031 (a)		3	3
Providian Home Equity Loan Trust
3.604% due 06/25/2025 (a)		5	5
Residential Asset Mortgage Products, Inc.
3.654% due 09/25/2033 (a)		40	40
Residential Asset Securities Corp.
3.584% due 04/25/2032 (a)		22	22
3.564% due 07/25/2032 (a)		32	32
SLM Student Loan Trust
3.141% due 07/27/2009 (a)		38	38

			1,018

Convertible Bonds & Notes 0.2%
Mizuho Preferred Capital Co. LLC
8.790% due 12/29/2049 (a)		100	110

Corporate Bonds & Notes 0.8%
General Motors Acceptance Corp.
4.395% due 10/20/2005 (a)		100	100
4.145% due 05/18/2006 (a)		100	100
J.P. Morgan Chase & Co., Inc.
5.342% due 02/15/2012 (a)		10	11
KFW International Finance, Inc.
1.750% due 03/23/2010	JY	11,000	106
Pacific Gas & Electric Co.
3.820% due 04/03/2006 (a)		$14	14
UFJ Finance Aruba AEC
6.750% due 07/15/2013		40	45

			376

Mortgage-Backed Securities 4.1%
Bear Stearns Commercial Mortgage Securities, Inc.
3.436% due 05/14/2016 (a)		199	199
Commercial Mortgage Asset Trust
6.975% due 01/17/2032		100	116
Commercial Mortgage Pass-Through Certificates
3.390% due 07/15/2015 (a)		64	64
Countrywide Home Loan Mortgage Pass-Through Trust
3.644% due 02/25/2035 (a)		90	90
3.634% due 03/25/2035 (a)		280	280
CS First Boston Mortgage Securities Corp.
6.500% due 04/25/2033		22	22
3.400% due 08/25/2033 (a)		33	33
First Horizon Asset Securities, Inc.
7.000% due 05/25/2030		2	2
GMAC Commercial Mortgage Securities, Inc.
6.420% due 05/15/2035		99	105
Impac Secured Assets CMN Owner Trust
3.280% due 08/25/2034 (a)		59	59
Mellon Residential Funding Corp.
3.660% due 12/15/2030 (a)		90	90
Morgan Stanley Dean Witter Capital I, Inc.
3.360% due 04/15/2016 (a)		53	53
Sequoia Mortgage Trust
3.560% due 08/20/2032 (a)		53	53
Structured Asset Mortgage Investments, Inc.
3.610% due 03/19/2034 (a)		135	135
3.550% due 09/19/2032 (a)		127	127
3.590% due 09/19/2032 (a)		55	54
Structured Asset Securities Corp.
3.604% due 01/25/2033 (a)		4	4
Washington Mutual Mortgage Securities Corp.
5.160% due 10/25/2032 (a)		9	9

3.584% due 12/25/2027 (a)	$118	$118
3.435% due 12/25/2044 (a)	96	96
3.765% due 02/27/2034 (a)	39	39
6.000% due 03/25/2017	5	5
Washington Mutual, Inc.
3.320% due 04/25/2045 (a)	98	98

		1,851

Municipal Bonds & Notes 1.0%
Connecticut State General Obligation Bonds, Series 2001
5.500% due 12/15/2013	100	115
Illinois Educational Facilities Authority Revenue Bonds, Series 2003
5.000% due 07/01/2033	100	106
Lower Colorado River Authority Revenue Bonds, (FSA Insured), Series 2003
5.000% due 05/15/2023	100	106
Seattle, Washington Water System Revenue Bonds, (MBIA Insured), Series 2003
5.000% due 09/01/2033	100	105

		432

	Shares
Preferred Security 0.5%
DG Funding Trust
3.360% due 12/29/2049 (a)	20	215

Preferred Stock 0.1%
Fannie Mae
7.000% due 12/31/2049 (a)	1	53

	Principal Amount (000s)
U.S. Government Agencies 23.9%
Fannie Mae
3.434% due 03/25/2034 (a)	$142	142
3.464% due 08/25/2034 (a)	143	143
3.664% due 01/25/2016 (a)	5	5
5.000% due 09/01/2018-08/11/2035 (e)	749	751
5.213% due 04/01/2033 (a)	34	35
5.500% due 11/01/2016-07/14/2035 (e)	8,979	9,113
Freddie Mac
4.181% due 02/01/2029 (a)	46	47
6.530% due 11/26/2012	300	317
Government National Mortgage Association
3.375% due 04/20/2028-06/20/2030 (a)(e)	51	53
Tennessee Valley Authority
4.875% due 12/15/2016	300	317

		10,923

U.S. Treasury Obligations 14.0%
Treasury Inflation Protected Securities (d)
1.625% due 01/15/2015	204	203
3.625% due 04/15/2028	120	162
U.S. Treasury Bonds
8.875% due 02/15/2019	100	149
8.125% due 08/15/2019	300	425
8.125% due 05/15/2021	600	869
U.S. Treasury Notes
3.500% due 12/15/2009	1,900	1,883
4.250% due 08/15/2013	200	205
4.250% due 11/15/2013	500	512
4.250% due 11/15/2014	1,400	1,433
4.125% due 05/15/2015	500	507
U.S. Treasury Strip
0.000% due 11/15/2021 (c)	100	49

		6,397

Total United States (Cost $21,224)		21,375

Notional
Amount	Value
(000s)	(000s)

PURCHASED CALL OPTIONS 0.1%

30-Year Interest Rate Swap (OTC)
Strike @ 5.750%** Exp. 04/27/2009	$200	$33

Total Purchased Call Options (Cost $10)		33

PURCHASED PUT OPTIONS 0.0%

30-Year Interest Rate Swap (OTC)
Strike @ 6.250%* Exp. 04/27/2009	200	5
	# of Contracts

Eurodollar December Futures (CME)
Strike @ 94.250 Exp. 12/19/2005	7	0
Eurodollar September Futures (CME)
Strike @ 95.250 Exp. 09/19/2005	9	0

Total Purchased Put Options (Cost $14)		5

SHORT-TERM INSTRUMENTS 3.6%
	Principal Amount (000s)
Repurchase Agreement 0.2%
State Street Bank
2.650% due 07/01/2005	$92	92

(Dated 06/30/2005. Collateralized by Fannie Mae 2.875% due 10/15/2005 valued at $95. Repurchase proceeds are $92.)
U.S. Treasury Bills 3.4%
2.942% due 09/01/2005-09/15/2005 (e)(f)(g)	1,555	1,544

Total Short-Term Instruments (Cost $1,638)		1,636

Total Investments (b) 117.4%		$53,575
(Cost $51,810)
Written Options (i) (0.2%)		(93)
(Premiums $111)
Other Assets and Liabilities (Net) (17.2%)		(7,832)

Net Assets 100.0%		$45,650

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a) Variable rate security.

(b) As of June 30, 2005, portfolio securities with an aggregate market value of $1,047 were valued with reference to securities whose prices are more readily obtainable.

(c) Principal only security.

(d) Principal amount of security is adjusted for inflation.

(e) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(f) Securities with an aggregate market value of $746 have been pledged as collateral for swap and swaption contracts at June 30, 2005.

10	Semi-Annual Report	June 30, 2005	See accompanying notes

(g) Securities with an aggregate market value of $552 have been segregated with the custodian to cover margin requirements for the following open futures contracts at June 30, 2005:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Eurodollar March Long Futures	03/2006	8	$2
Eurodollar December Long Futures	12/2005	18	0
Euro-Bund 10-Year Note Long Futures	09/2005	35	52
Government of Japan 10-Year Note Long Futures	09/2005	1	6
U.S. Treasury 10-Year Note Short Futures	09/2005	18	(8)

			$52

(h) Swap agreements outstanding at June 30, 2005:

Interest Rate Swaps
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Citibank N.A.	6-month Australian Bank Bill	Pay	6.000%	06/15/2010	A$	700	$6
Citibank N.A.	6-month Australian Bank Bill	Receive	6.000%	06/15/2015		400	(7)
UBS Warburg LLC	6-month Australian Bank Bill	Pay	6.000%	06/15/2010		2,700	13
UBS Warburg LLC	6-month Australian Bank Bill	Receive	6.000%	06/15/2015		1,500	(17)
Barclays Bank PLC	6-month BP-LIBOR	Pay	5.000%	09/15/2010	BP	1,600	58
Barclays Bank PLC	6-month BP-LIBOR	Receive	5.000%	09/15/2015		300	(27)
Barclays Bank PLC	6-month BP-LIBOR	Receive	5.000%	06/18/2034		100	(1)
Citibank N.A.	6-month BP-LIBOR	Pay	5.000%	09/15/2010		100	5
HSBC Bank USA	6-month BP-LIBOR	Pay	5.000%	09/15/2010		400	10
Lehman Brothers, Inc.	6-month BP-LIBOR	Pay	5.000%	09/15/2010		200	2
UBS Warburg LLC	6-month BP-LIBOR	Pay	5.000%	09/15/2010		400	20
Bank of America	3-month Canadian Bank Bill	Receive	5.500%	12/16/2014	C$	1,000	(3)
Bank of America	3-month Canadian Bank Bill	Pay	6.000%	12/16/2019		1,200	3
Citibank N.A.	6-month EC-LIBOR	Receive	5.000%	06/17/2012	EC	200	(9)
Citibank N.A.	6-month EC-LIBOR	Receive	4.000%	12/15/2014		1,280	(22)
Citibank N.A.	6-month EC-LIBOR	Receive	4.500%	06/17/2015		100	(6)
Goldman Sachs & Co.	6-month EC-LIBOR	Pay	4.000%	06/17/2010		200	14
J.P. Morgan Chase & Co.	6-month EC-LIBOR	Pay	4.000%	06/17/2010		200	8
J.P. Morgan Chase & Co.	6-month EC-LIBOR	Receive	5.000%	06/17/2012		100	(5)
J.P. Morgan Chase & Co.	6-month EC-LIBOR	Receive	6.000%	03/15/2031		100	(47)
Merrill Lynch & Co., Inc.	6-month EC-LIBOR	Receive	4.000%	12/15/2014		2,600	(46)
Morgan Stanley Dean Witter & Co.	6-month EC-LIBOR	Pay	4.000%	06/17/2010		100	4
Morgan Stanley Dean Witter & Co.	6-month EC-LIBOR	Receive	4.500%	06/17/2015		400	1
Morgan Stanley Dean Witter & Co.	6-month EC-LIBOR	Receive	6.000%	03/15/2031		100	(46)
UBS Warburg LLC	6-month EC-LIBOR	Pay	4.000%	06/17/2010		200	7
Goldman Sachs & Co.	3-month H$-HIBOR	Receive	5.753%	02/08/2006	H$	3,000	(8)
Goldman Sachs & Co.	3-month H$-HIBOR	Receive	4.235%	12/17/2008		7,100	(17)
Goldman Sachs & Co.	6-month JY-LIBOR	Receive	2.020%	05/18/2010	JY	17,000	(12)
Goldman Sachs & Co.	6-month JY-LIBOR	Receive	1.300%	09/21/2011		40,000	(15)
UBS Warburg LLC	6-month JY-LIBOR	Receive	0.800%	03/20/2012		50,000	(21)
Bank of America	3-month USD-LIBOR	Pay	3.000%	06/15/2006		$3,000	7
Bank of America	3-month USD-LIBOR	Receive	4.000%	12/15/2007		1,500	(4)
Barclays Bank PLC	3-month USD-LIBOR	Receive	5.000%	12/15/2025		700	(1)
Goldman Sachs & Co.	3-month USD-LIBOR	Receive	4.000%	12/15/2010		1,800	(6)
Goldman Sachs & Co.	3-month USD-LIBOR	Receive	5.000%	12/15/2015		2,000	(12)
Greenwich Capital Markets, Inc.	3-month USD-LIBOR	Receive	5.000%	12/15/2025		200	0
Lehman Brothers, Inc.	3-month USD-LIBOR	Pay	3.000%	06/15/2006		5,000	14
Lehman Brothers, Inc.	3-month USD-LIBOR	Receive	4.000%	12/15/2007		2,500	(6)
Lehman Brothers, Inc.	3-month USD-LIBOR	Receive	4.000%	12/15/2010		2,200	(8)
Lehman Brothers, Inc.	3-month USD-LIBOR	Receive	5.000%	12/15/2012		3,700	(49)

							$(223)

See accompanying notes	June 30, 2005	Semi-Annual Report	11

Schedule of Investments (Cont.)

Foreign Bond Portfolio (U.S. Dollar-Hedged)

June 30, 2005 (Unaudited)

Credit Default Swaps
Counterparty	Reference Entity	Buy/Sell Protection	Pay/Receive Fixed rate	Expiration Date	Notional Amount	Unrealized Appreciation
Credit Suisse First Boston	Russian Federation, 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	0.550%	09/07/2005	$100	$0

(i) Premiums received on written options:
Name of Issuer		Exercise Price		Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury Note September Futures		$116.000		08/26/2005	17	$3	$3
Put - CBOT U.S. Treasury Bond September Futures		111.000		08/26/2005	4	2	0

						$5	$3

Name of Issuer	Counterparty	Exercise Rate		Expiration Date	Notional Amount	Premium	Value
Call - OTC 7-Year Interest Rate Swap	Lehman Brothers, Inc.	5.750	%**	08/04/2005	1,000	$44	$89
Put - OTC 7-Year Interest Rate Swap	Lehman Brothers, Inc.	5.750	%*	08/04/2005	1,000	43	0
Call - OTC 7-Year Interest Rate Swap	Merrill Lynch & Co., Inc.	4.000	%**	09/23/2005	300	8	1
Put - OTC 7-Year Interest Rate Swap	Merrill Lynch & Co., Inc.	6.000	%*	09/23/2005	300	11	0

						$106	$90

* The Portfolio will pay a floating rate based on 3-month USD-LIBOR.
** The Portfolio will receive a floating rate based on 3-month USD-LIBOR.

(j) Short sales open at June 30, 2005 were as follows:
Type		Coupon (%)		Maturity	Par	Value	Proceeds
U.S. Treasury Note		3.000		02/15/2009	$300	$293	$293
U.S. Treasury Note		5.500		05/15/2009	400	426	426

						$719	$719

(k) Forward foreign currency contracts outstanding at June 30, 2005:
Type	Currency	Amount Covered by Contract		Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BP	402		07/2005	$0	$(12)	$(12)
Sell		1,176		07/2005	34	0	34
Buy	BR	36		07/2005	2	0	2
Buy		30		08/2005	1	0	1
Buy	CP	7,297		08/2005	0	0	0
Sell	DK	178		09/2005	0	0	0
Buy	EC	2,075		07/2005	0	(29)	(29)
Sell		16,260		07/2005	5	0	5
Buy	H$	475		08/2005	0	0	0
Buy	JY	2,291		07/2005	0	0	0
Sell		657,786		07/2005	241	0	241
Buy	KW	12,966		07/2005	0	0	0
Buy		28,000		09/2005	0	(1)	(1)
Buy	MP	208		08/2005	1	0	1
Buy		68		09/2005	0	0	0
Sell	N$	87		07/2005	1	0	1
Buy	PN	59		08/2005	0	0	0
Buy	PZ	49		08/2005	0	0	0
Buy		15		09/2005	0	0	0
Buy	RR	201		07/2005	0	0	0
Buy		284		08/2005	0	0	0
Buy	S$	11		07/2005	0	0	0
Buy	SR	63		08/2005	0	(1)	(1)
Buy	SV	676		08/2005	0	(1)	(1)

					$285	$(44)	$241

12	Semi-Annual Report	June 30, 2005	See accompanying notes

Notes to Financial Statements

June 30, 2005 (Unaudited)

1. Organization

The Foreign Bond Portfolio (U.S. Dollar-Hedged) (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented in these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed-income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open. Market value is generally determined on the basis of last reported sales price, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed-income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as a component of interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from financial accounting principles generally accepted in the United States of America (“GAAP”). Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported in the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized

June 30, 2005	Semi-Annual Report	13

Notes to Financial Statements (Cont.)

June 30, 2005 (Unaudited)

and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative and servicing fees.

Delayed-Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Portfolio are maintained in U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollar based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout reports are defined as follows:

A$	-	Australian Dollar
BP	-	British Pound
BR	-	Brazilian Real
C$	-	Canadian Dollar
CP	-	Chilean Peso
DK	-	Danish Krone
EC	-	Euro
H$	-	Hong Kong Dollar
JY	-	Japanese Yen
KW	-	South Korean Won
MP	-	Mexican Peso

N$	-	New Zealand Dollar
PN	-	Peruvian New Sol
PZ	-	Polish Zloty
RR	-	Russian Ruble
S$	-	Singapore Dollar
SR	-	South African Rand
SV	-	Slovakian Koruna

Forward Currency Transactions. The Portfolio may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Inflation-Indexed Bonds. The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a

14	Semi-Annual Report	June 30, 2005

rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

Options Contracts. The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Short Sales. The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and interest payable on such securities, if any, is reflected as a liability in the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

Stripped Mortgage-Backed Securities. The Portfolio may invest in stripped mortgage-backed securities (SMBS). SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, the Portfolio may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return, forward spread lock, and credit default swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms and the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at

June 30, 2005	Semi-Annual Report	15

Notes to Financial Statements (Cont.)

June 30, 2005 (Unaudited)

the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss in the Statements of Operations upon termination of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received by the Portfolio are included as part of realized gain (loss) on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

As a result of a FASB Emerging Issues Task Force (“EITF”) consensus, No. 03-11, and related SEC staff guidance, the Portfolio has reclassified periodic payments made or received under swap agreements, which were previously included within miscellaneous income, to a component of realized gain (loss) in the Statement of Operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year’s Statement of Changes in Net Assets and the per share amounts in the prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly.

U.S. Government Agencies or Government-Sponsored Enterprises. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U. S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary of Allianz Global Investors of America L.P., formerly known as Allianz Dresdner Asset Management of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.50%.

Servicing Fee. Allianz Global Investors Distributors, LLC (the “Distributor”), formerly known as PA Distributors LLC, is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributor was 0.15% during current fiscal year.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current period ended June 30, 2005, each unaffiliated Trustee received an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, each Committee Chair received an additional annual

16	Semi-Annual Report	June 30, 2005

retainer of $500 and each Audit Committee Chair received an additional annual retainer of $1,500. These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4. Purchases and Sales of Securities

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2005 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$68,901	$57,092	$43,964	$47,976

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

Premium
Balance at 12/31/2004	$114
Sales	31
Closing Buys	(11)
Expirations	(23)
Exercised	0
Balance at 06/30/2005	$111

6. Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2005		Year Ended 12/31/2004
	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	0	$0	0	$0
Administrative Class	894	9,177	1,074	10,884

Issued as reinvestment of distributions

Institutional Class	0	0	0	1
Administrative Class	41	427	149	1,507

Cost of shares redeemed

Institutional Class	0	0	0	0
Administrative Class	(327)	(3,367)	(693)	(6,998)

Net increase resulting from Portfolio share transactions	608	$6,237	530	$5,394

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held
Institutional Class	1	100	*
Administrative Class	1	100

*	Allianz Global Investors of Americas L.P., a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio, and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

June 30, 2005	Semi-Annual Report	17

Notes to Financial Statements (Cont.)

June 30, 2005 (Unaudited)

7. Federal Income Tax Matters

At June 30, 2005, the aggregate cost of investments was the same for federal income tax and financial statement purposes. The net unrealized appreciation (depreciation) of investment securities for federal income tax purposes is as follows (amounts in thousands):

Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation
$ 2,073	$ (308)	$1,765

8. Regulatory & Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, Allianz Global Investors (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.), PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and Allianz Global Investors Distributors LLC (“AGID”), in connection with the same matter. In the New Jersey Settlement, AGI, PEA and AGID neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and AGID had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, AGID, and certain of their affiliates, including PIMCO Funds (formerly, PIMCO Funds: Pacific Investment Management Series), Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series), and the Trustees of the Trust (in their capacity as Trustees of the PIMCO or Allianz Funds), have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO and Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the Allianz and PIMCO Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the PIMCO Funds’ Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the Allianz and PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

On April 11, 2005, the Attorney General of the State of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia (the “West Virginia Complaint”) against Allianz Global Investors Fund Management LLC (formerly PA Fund Management LLC) (“AGIF”), PEA and AGID alleging, among other things, that they improperly allowed broker-dealers, hedge funds and investment advisers to engage in frequent trading of various open-end funds advised or distributed by AGIF and certain of its affiliates in violation of the funds’ stated restrictions on “market timing.” On May 31, 2005, AGIF, PEA and AGID, along with the other mutual fund defendants in the action, removed the action to the U.S. District Court for the District of West Virginia. The West Virginia Complaint also names numerous other defendants unaffiliated with AGIF in separate claims alleging improper market timing and/or late trading of open-end investment companies advised or distributed by such other defendants. The West Virginia Complaint seeks injunctive relief, civil monetary penalties, investigative costs and attorney’s fees.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, AGID and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser, and AGID could be barred from serving as principal underwriter, to any registered investment company, including the Portfolios of the Trust. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, AGID, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order. If the West Virginia Attorney General were to obtain a court injunction against AGIF, PEA or AGID, the Applicants would, in turn, seek exemptive relief under Section 9(c) with respect to that matter, although there is no assurance that such exemptive relief would be granted.

18	Semi-Annual Report	June 30, 2005

The foregoing speaks only as of the date of this report. It is possible that these matters and/or other developments resulting from these matters could result in increased Portfolio redemptions or other adverse consequences to the Portfolio. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Portfolio.

June 30, 2005	Semi-Annual Report	19

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

PIMCO VARIABLE INSURANCE TRUST

FOREIGN BOND PORTFOLIO (U.S. DOLLAR-HEDGED)

INSTITUTIONAL CLASS

SEMI-ANNUAL REPORT
June 30, 2005

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust prospectus. Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. This and other information is contained in the Portfolio’s prospectus. Please read the prospectus carefully before you invest or send money.

Chairman’s Letter

Dear Shareholder:

We are pleased to present this semi-annual report for the PIMCO Variable Insurance Trust, covering the six-month period ended June 30, 2005.

Bonds generally rallied worldwide during the first half of 2005, as intermediate and long-term interest rates fell, risk appetites for credit-sensitive assets revived somewhat and signs of a global economic slowdown emerged. In the U.S., fixed income returns were also positive overall for the first six months of 2005, as second quarter gains generally offset losses in the first quarter.

The phenomenon of decreasing longer-dated yields amid a tightening cycle by the Federal Reserve—dubbed a “conundrum” by Fed Chairman Alan Greenspan—continued throughout the six-month period. Amidst the explanation of the “conundrum,” several factors emerge. First, inflation remains relatively contained, while weakness in the manufacturing data signaled that the U.S. economy could be poised to slow down. Second, Asian central banks continued to buy Treasuries to keep their currencies from appreciating versus the U.S. dollar, thereby helping to finance the U.S. trade deficit. Finally, demand from U.S. pension funds to reduce the mismatch between the duration of their assets and liabilities provided support for longer-dated bonds.

On the following pages you will find details on the Portfolio and its total return investment performance, including our discussion of the primary factors that affected performance during the six-month reporting period.

We appreciate the trust you have placed in us, and we will strive to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

July 31, 2005

June 30, 2005	Semi-Annual Report	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of fifteen separate investment portfolios. Each portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of a portfolio directly. Shares of a portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: real rate risk, derivative risk, small company risk, non-U.S. security risk, high-yield security risk and specific sector investment risks. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a portfolio could not close out a position when it would be most advantageous to do so. A Portfolio investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified portfolio. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

Inflation-indexed bonds issued by the U.S. Government, also known as “TIPS”, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Repayment upon maturity of the original principal as adjusted for inflation is guaranteed by the U.S. Government. Neither the current market value of inflation-indexed bonds nor the value of shares of a portfolio that invests in inflation-indexed bonds is guaranteed, and either or both may fluctuate.

On the performance summary page in this semi-annual report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay (i) on Portfolio distributions or (ii) the redemption of Portfolio shares. The Portfolio’s performance also does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns.

An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the SEC’s website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

2	Semi-Annual Report	June 30, 2005

Important Information (continued)

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this semi-annual report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from January 1, 2005 to June 30, 2005.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel or litigation expense).

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

June 30, 2005	Semi-Annual Report	3

Foreign Bond Portfolio (U.S. Dollar-Hedged)

CUMULATIVE RETURNS THROUGH JUNE 30, 2005

                        Foreign Bond                   JPMorgan
              Portfolio (U.S. Dollar-Hedged)      GBI Global Ex-U.S.
                    Institutional Class          Index Hedged in USD
                   ---------------------       -----------------------
 4/30/2000               $10,000                      $10,000
 5/31/2000                10,041                       10,080
 6/30/2000                10,115                       10,128
 7/31/2000                10,181                       10,201
 8/31/2000                10,187                       10,203
 9/30/2000                10,223                       10,291
10/31/2000                10,232                       10,374
11/30/2000                10,401                       10,558
12/31/2000                10,602                       10,675
 1/31/2001                10,747                       10,802
 2/28/2001                10,847                       10,895
 3/31/2001                10,973                       10,977
 4/30/2001                10,882                       10,903
 5/31/2001                10,947                       10,959
 6/30/2001                11,005                       11,019
 7/31/2001                11,152                       11,120
 8/31/2001                11,255                       11,213
 9/30/2001                11,264                       11,259
10/31/2001                11,584                       11,465
11/30/2001                11,479                       11,416
12/31/2001                11,424                       11,321
 1/31/2002                11,504                       11,334
 2/28/2002                11,541                       11,344
 3/31/2002                11,511                       11,286
 4/30/2002                11,620                       11,377
 5/31/2002                11,615                       11,392
 6/30/2002                11,800                       11,539
 7/31/2002                11,883                       11,651
 8/31/2002                11,996                       11,791
 9/30/2002                12,123                       11,925
10/31/2002                12,140                       11,920
11/30/2002                12,215                       11,942
12/31/2002                12,379                       12,114
 1/31/2003                12,538                       12,209
 2/28/2003                12,685                       12,293
 3/31/2003                12,614                       12,278
 4/30/2003                12,670                       12,305
 5/31/2003                12,843                       12,501
 6/30/2003                12,806                       12,436
 7/31/2003                12,645                       12,298
 8/31/2003                12,547                       12,209
 9/30/2003                12,664                       12,343
10/31/2003                12,543                       12,228
11/30/2003                12,536                       12,239
12/31/2003                12,675                       12,354
 1/31/2004                12,716                       12,409
 2/29/2004                12,829                       12,528
 3/31/2004                12,855                       12,561
 4/30/2004                12,827                       12,463
 5/31/2004                12,810                       12,442
 6/30/2004                12,788                       12,426
 7/31/2004                12,836                       12,476
 8/31/2004                12,984                       12,653
 9/30/2004                13,032                       12,725
10/31/2004                13,121                       12,806
11/30/2004                13,311                       12,917
12/31/2004                13,395                       12,997
 1/31/2005                13,507                       13,124
 2/28/2005                13,459                       13,061
 3/31/2005                13,575                       13,160
 4/30/2005                13,735                       13,327
 5/31/2005                13,829                       13,437
 6/30/2005                13,952                       13,582

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Institutional Class.

SECTOR BREAKDOWN‡

United States	39.9%
Germany	22.8%
Japan	13.3%
Spain	8.1%
Other	15.9%

‡ % of Total Investments as of June 30, 2005

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended June 30, 2005

		6 Months	1 Year	5 Years*	Since Inception*
	Foreign Bond Portfolio (U.S. Dollar-Hedged) Institutional Class (Inception 04/10/00)	4.16%	9.10%	6.64%	6.61%
- - - - - - -	JPMorgan GBI Global Ex-U.S. Index Hedged in USD	4.50%	9.30%	6.04%	—
	* Annualized. All Portfolio returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Please refer to page 2 herein for an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$1,041.60	$1,021.08
Expenses Paid During Period†	$3.80	$3.76

†Expenses are equal to the Portfolio’s Institutional Class annualized expense ratio of 0.75%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The Foreign Bond Portfolio (U.S. Dollar-Hedged) seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in fixed-income instruments of issuers located outside the United States, representing at least three foreign countries, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities.

•	Over the six-month period ended June 30, 2005, the Portfolio’s Institutional Class shares returned 4.16%, underperforming the benchmark JPMorgan GBI Global Ex-U.S. Index Hedged in USD by 0.34%.

•	Strategies that benefit when the U.K. yield curve steepens were positive for performance, as short-maturity yields fell due to weak economic data and rate cut expectations, while longer maturity yields were pressured by anticipated debt issuance.

•	An overweight to Euroland duration relative to the benchmark was a strong positive, as yields fell in response to continued growth concerns and the possibility that the European Central Bank would respond by cutting interest rates.

•	U.S. duration and curve strategies overall were negative for performance; while intermediate and long-term U.S. yields trended downward, the Portfolio’s yield curve steepening posture (designed to capture roll down) was impacted by a flatter yield curve, as short-term interest rates rose, driven by continued tightening by the Federal Reserve.

•	An underweight to Japanese government bonds (“JGB”) relative to the benchmark was negative for performance, as JGB yields fell over the period in line with global yields.

•	A long position in the Japanese Yen relative to the U.S. dollar detracted from performance as the U.S. dollar rallied, supported by stronger growth fundamentals and interest rate hikes by the Federal Open Market Committee.

•	A tactical allocation to real return bonds detracted from returns, as nominal yields in general fell more than real yields.

4	Semi-Annual Report	June 30, 2005

Financial Highlights

Foreign Bond Portfolio (Institutional Class)

Selected Per Share Data for the Year or Period Ended:	06/30/2005†	12/31/2004	12/31/2003		12/31/2002	12/31/2001	04/10/2000- 12/31/2000

Net asset value beginning of period	$10.15	$10.03	$10.07		$9.69	$9.40	$9.48
Net investment income (a)	0.13	0.24	0.27		0.32	0.46	0.40
Net realized/unrealized gain (loss) on investments (a)	0.29	0.33	(0.03)		0.47	0.26	0.17
Total income from investment operations	0.42	0.57	0.24		0.79	0.72	0.57
Dividends from net investment income	(0.11)	(0.22)	(0.28)		(0.37)	(0.43)	(0.39)
Distributions from net realized capital gains	0.00	(0.23)	0.00		(0.04)	0.00	(0.26)
Total distributions	(0.11)	(0.45)	(0.28)		(0.41)	(0.43)	(0.65)
Net asset value end of period	$10.46	$10.15	$10.03		$10.07	$9.69	$9.40
Total return	4.16%	5.68%	2.39%		8.36%	7.75%	6.18%
Net assets end of period (000s)	$14	$13	$13		$12	$935	$5,185
Ratio of net expenses to average net assets	0.75%*	0.75%	0.78	%(b)	0.75%	0.75%	0.74%*
Ratio of net investment income to average net assets	2.59%*	2.37%	2.69%		3.36%	4.80%	5.67%*
Portfolio turnover rate	257%	515%	600%		321%	285%	306%

†	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expense to average net assets excluding interest expense is 0.75%.

See accompanying notes	June 30, 2005	Semi-Annual Report	5

Statement of Assets and Liabilities

Foreign Bond Portfolio (U.S. Dollar-Hedged)

June 30, 2005 (Unaudited)

Amounts in thousands, except per share amounts

Assets:

Investments, at value	$53,575
Foreign currency, at value	272
Receivable for investments sold	1,316
Receivable for investments sold on delayed-delivery basis	719
Unrealized appreciation on forward foreign currency contracts	285
Receivable for Portfolio shares sold	62
Interest and dividends receivable	713
Variation margin receivable	16
Swap premiums paid	196
Unrealized appreciation on swap agreements	172
57,326

Liabilities:

Payable for investments purchased	$3,530
Payable for investments purchased on delayed-delivery basis	6,055
Unrealized depreciation on forward foreign currency contracts	44
Payable for short sale	719
Overdraft due to Custodian	102
Written options outstanding	93
Payable for Portfolio shares redeemed	3
Accrued investment advisory fee	9
Accrued administration fee	18
Accrued servicing fee	5
Variation margin payable	5
Swap premiums received	698
Unrealized depreciation on swap agreements	395
11,676

Net Assets	$45,650

Net Assets Consist of:

Paid in capital	$43,746
(Overdistributed) net investment income	(1,617)
Accumulated undistributed net realized gain	1,676
Net unrealized appreciation	1,845
$45,650

Net Assets:

Institutional Class	$14
Administrative Class	45,636

Shares Issued and Outstanding:

Institutional Class	1
Administrative Class	4,364

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Institutional Class	$10.46
Administrative Class	10.46

Cost of Investments Owned	$51,810
Cost of Foreign Currency Held	$274

6	Semi-Annual Report	June 30, 2005	See accompanying notes

Statement of Operations

Foreign Bond Portfolio (U.S. Dollar-Hedged)

Amounts in thousands
Six Months Ended June 30, 2005 (Unaudited)
Investment Income:

Interest	$693
Dividends, net of foreign taxes	6
Total Income	699

Expenses:

Investment advisory fees	51
Administration fees	103
Distribution and/or servicing fees - Administrative Class	31
Total Expenses	185

Net Investment Income	514

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments	106
Net realized (loss) on futures contracts, options, and swaps	(156)
Net realized gain on foreign currency transactions	1,913
Net change in unrealized (depreciation) on investments	(1,601)
Net change in unrealized appreciation on futures contracts, options, and swaps	345
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	565
Net Gain	1,172

Net Increase in Net Assets Resulting from Operations	$1,686

See accompanying notes	June 30, 2005	Semi-Annual Report	7

Statements of Changes in Net Assets

Foreign Bond Portfolio (U.S. Dollar-Hedged)

Amounts in thousands
	Six Months Ended June 30, 2005 (Unaudited)	Year Ended December 31, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income	$514	$770
Net realized gain	1,863	325
Net change in unrealized appreciation (depreciation)	(691)	805
Net increase resulting from operations	1,686	1,900

Distributions to Shareholders:

From net investment income
Institutional Class	0	0
Administrative Class	(427)	(696)

From net realized capital gains
Institutional Class	0	0
Administrative Class	0	(812)

Total Distributions	(427)	(1,508)

Portfolio Share Transactions:

Receipts for shares sold
Institutional Class	0	0
Administrative Class	9,177	10,884

Issued as reinvestment of distributions
Institutional Class	0	1
Administrative Class	427	1,507

Cost of shares redeemed
Institutional Class	0	0
Administrative Class	(3,367)	(6,998)
Net increase resulting from Portfolio share transactions	6,237	5,394

Total Increase in Net Assets	7,496	5,786

Net Assets:

Beginning of period	38,154	32,368
End of period*	$45,650	$38,154

*Including (overdistributed) net investment income of:	$(1,617)	$(1,704)

8	Semi-Annual Report	June 30, 2005	See accompanying notes

Schedule of Investments

Foreign Bond Portfolio (U.S. Dollar-Hedged)

June 30, 2005 (Unaudited)

Principal
Amount	Value
(000s)	(000s)

AUSTRALIA 0.0%

Crusade Global Trust
3.598% due 02/15/2030 (a)		$4	$4
Medallion Trust
3.360% due 07/12/2031 (a)		20	20

Total Australia (Cost $23)			24

AUSTRIA (k) 1.2%

Republic of Austria
5.250% due 01/04/2011	EC	300	411
3.800% due 10/20/2013		100	128

Total Austria (Cost $444)			539

BRAZIL 1.7%

Republic of Brazil
4.250% due 04/15/2006 (a)		$16	16
11.250% due 07/26/2007		200	224
4.313% due 04/15/2009 (a)		14	14
9.230% due 06/29/2009 (a)		100	116
4.313% due 04/15/2012 (a)		412	398

Total Brazil (Cost $763)			768

CAYMAN ISLANDS (k) 1.3%

Pylon Ltd.
3.616% due 12/18/2008 (a)	EC	250	319
Vita Capital Ltd.
3.900% due 01/01/2007 (a)		$250	251

Total Cayman Islands (Cost $554)			570

DENMARK (k) 0.1%

Nykredit Konvertible
6.000% due 10/01/2029	DK	126	21

Total Denmark (Cost $14)			21

FRANCE (k) 2.2%

Republic of France
4.000% due 10/25/2009	EC	30	39
5.500% due 04/25/2010		110	151
5.750% due 10/25/2032		500	821

Total France (Cost $964)			1,011

GERMANY (k) 26.8%

KFW International Finance, Inc.
3.500% due 11/15/2005	EC	100	122
Landesbank Baden-Wuerttemberg AG
5.500% due 04/02/2007		30	38
Republic of Germany
4.500% due 07/04/2009		10	13
5.250% due 07/04/2010		400	546
5.250% due 01/04/2011		300	413
5.000% due 01/04/2012		100	137
5.000% due 07/04/2012		1,400	1,929
4.500% due 01/04/2013		1,680	2,256
3.750% due 07/04/2013		600	769
4.250% due 01/04/2014		200	265
6.250% due 01/04/2024		600	992
6.500% due 07/04/2027		890	1,547
5.625% due 01/04/2028		1,800	2,839
4.750% due 07/04/2028		30	42

5.500% due 01/04/2031	EC	100	$158
4.750% due 07/04/2034		100	144

Total Germany (Cost $11,197)			12,210

ITALY (k) 2.0%

Republic of Italy
4.500% due 05/01/2009	EC	360	469
4.250% due 11/01/2009		60	78
5.500% due 11/01/2010		110	152
Seashell Securities PLC
2.433% due 10/25/2028 (a)		130	157
Telecom Italia SpA
5.625% due 02/01/2007		70	89

Total Italy (Cost $902)			945

JAPAN (k) 15.6%

Government of Japan
0.700% due 09/20/2008	JY	10,000	92
1.500% due 12/20/2011		167,000	1,590
1.600% due 09/20/2013		90,000	857
1.500% due 03/20/2014		170,000	1,598
1.600% due 06/20/2014		240,000	2,268
2.400% due 06/20/2024		34,000	337
2.300% due 05/20/2030		28,900	272
Japan Finance Corp. for Municipal Enterprises
5.875% due 03/14/2011		$80	88

Total Japan (Cost $7,075)			7,102

MEXICO 0.1%

Pemex Project Funding Master Trust
8.850% due 09/15/2007		$20	22
9.375% due 12/02/2008		30	34

Total Mexico (Cost $49)			56

NETHERLANDS (k) 0.5%

Kingdom of Netherlands
6.000% due 01/15/2006	EC	200	247

Total Netherlands (Cost $189)			247

NEW ZEALAND (k) 0.2%

Commonwealth of New Zealand
4.500% due 02/15/2016 (d)	N$	86	80

Total New Zealand (Cost $47)			80

PERU 0.3%

Republic of Peru
9.125% due 02/21/2012		$100	117

Total Peru (Cost $116)			117

RUSSIA 0.3%

Russian Federation
8.750% due 07/24/2005		$90	90
10.000% due 06/26/2007		60	66

Total Russia (Cost $157)			156

SOUTH AFRICA 0.2%

Republic of South Africa
8.375% due 10/17/2006		$105	$111

Total South Africa (Cost $112)			111

SPAIN (k) 9.5%

Kingdom of Spain
4.950% due 07/30/2005	EC	30	36
5.150% due 07/30/2009		1,210	1,620
4.000% due 01/31/2010		100	129
4.400% due 01/31/2015		1,800	2,408
5.750% due 07/30/2032		100	164

Total Spain (Cost $4,119)			4,357

SUPRANATIONAL (k) 0.3%

European Investment Bank
4.000% due 10/15/2037	EC	100	125

Total Supranational (Cost $127)			125

UNITED KINGDOM (k) 4.6%

Haus Ltd.
2.403% due 12/14/2037 (a)	EC	62	73
Lloyds TSB Bank PLC
5.625% due 07/15/2049 (a)		40	54
3.500% due 11/29/2049 (a)		$100	91
United Kingdom Gilt
5.000% due 03/07/2008	BP	300	551
5.000% due 03/07/2012		500	942
4.750% due 09/07/2015		200	376

Total United Kingdom (Cost $2,072)			2,087

UNITED STATES (k) 46.8%
Asset-Backed Securities 2.2%
AAA Trust
3.414% due 04/25/2035 (a)		$349	350
Ameriquest Mortgage Securities, Inc.
3.724% due 03/25/2033 (a)		10	10
3.874% due 06/25/2034 (a)		94	94
Amortizing Residential Collateral Trust
2.767% due 10/25/2031 (a)		8	8
3.604% due 07/25/2032 (a)		1	1
AMRESCO Residential Securities Corp. Mortgage Loan Trust
4.254% due 06/25/2029 (a)		3	3
Citifinancial Mortgage Securities, Inc.
3.624% due 05/25/2033 (a)		7	7
Countrywide Asset-Backed Certificates
3.484% due 12/25/2018 (a)		4	4
3.464% due 10/25/2023 (a)		66	66
Credit-Based Asset Servicing & Securitization LLC
3.634% due 06/25/2032 (a)		14	14
CS First Boston Mortgage Securities Corp.
3.624% due 01/25/2032 (a)		5	5
Fieldstone Mortgage Investment Corp.
3.604% due 01/25/2035 (a)		40	40
First Alliance Mortgage Loan Trust
3.490% due 12/20/2027 (a)		4	4
First Franklin Mortgage Loan Trust Asset-Backed Certificates
2.820% due 02/25/2034 (a)		100	100
Home Equity Asset Trust
3.724% due 03/25/2033 (a)		3	3
3.464% due 08/25/2034 (a)		34	34
Household Mortgage Loan Trust
3.560% due 05/20/2032 (a)		20	20

See accompanying notes	June 30, 2005	Semi-Annual Report	9

Schedule of Investments (Cont.)

Foreign Bond Portfolio (U.S. Dollar-Hedged)

June 30, 2005 (Unaudited)

Principal
Amount	Value
(000s)	(000s)

Irwin Home Equity Loan Trust
3.834% due 06/25/2028 (a)		$11	$11
Long Beach Mortgage Loan Trust
3.634% due 06/25/2033 (a)		9	9
3.634% due 07/25/2033 (a)		8	8
Merrill Lynch Mortgage Investors, Inc.
3.600% due 03/15/2025 (a)		31	31
Morgan Stanley Asset-Backed Securities Capital I, Inc.
3.464% due 11/25/2034 (a)		49	50
Novastar Home Equity Loan
3.589% due 04/25/2028 (a)		6	6
3.874% due 01/25/2031 (a)		3	3
Providian Home Equity Loan Trust
3.604% due 06/25/2025 (a)		5	5
Residential Asset Mortgage Products, Inc.
3.654% due 09/25/2033 (a)		40	40
Residential Asset Securities Corp.
3.584% due 04/25/2032 (a)		22	22
3.564% due 07/25/2032 (a)		32	32
SLM Student Loan Trust
3.141% due 07/27/2009 (a)		38	38

			1,018

Convertible Bonds & Notes 0.2%
Mizuho Preferred Capital Co. LLC
8.790% due 12/29/2049 (a)		100	110

Corporate Bonds & Notes 0.8%
General Motors Acceptance Corp.
4.395% due 10/20/2005 (a)		100	100
4.145% due 05/18/2006 (a)		100	100
J.P. Morgan Chase & Co., Inc.
5.342% due 02/15/2012 (a)		10	11
KFW International Finance, Inc.
1.750% due 03/23/2010	JY	11,000	106
Pacific Gas & Electric Co.
3.820% due 04/03/2006 (a)		$14	14
UFJ Finance Aruba AEC
6.750% due 07/15/2013		40	45

			376

Mortgage-Backed Securities 4.1%
Bear Stearns Commercial Mortgage Securities, Inc.
3.436% due 05/14/2016 (a)		199	199
Commercial Mortgage Asset Trust
6.975% due 01/17/2032		100	116
Commercial Mortgage Pass-Through Certificates
3.390% due 07/15/2015 (a)		64	64
Countrywide Home Loan Mortgage Pass-Through Trust
3.644% due 02/25/2035 (a)		90	90
3.634% due 03/25/2035 (a)		280	280
CS First Boston Mortgage Securities Corp.
6.500% due 04/25/2033		22	22
3.400% due 08/25/2033 (a)		33	33
First Horizon Asset Securities, Inc.
7.000% due 05/25/2030		2	2
GMAC Commercial Mortgage Securities, Inc.
6.420% due 05/15/2035		99	105
Impac Secured Assets CMN Owner Trust
3.280% due 08/25/2034 (a)		59	59
Mellon Residential Funding Corp.
3.660% due 12/15/2030 (a)		90	90
Morgan Stanley Dean Witter Capital I, Inc.
3.360% due 04/15/2016 (a)		53	53
Sequoia Mortgage Trust
3.560% due 08/20/2032 (a)		53	53
Structured Asset Mortgage Investments, Inc.
3.610% due 03/19/2034 (a)		135	135
3.550% due 09/19/2032 (a)		127	127
3.590% due 09/19/2032 (a)		55	54
Structured Asset Securities Corp.
3.604% due 01/25/2033 (a)		4	4
Washington Mutual Mortgage Securities Corp.
5.160% due 10/25/2032 (a)		9	9

3.584% due 12/25/2027 (a)	$118	$118
3.435% due 12/25/2044 (a)	96	96
3.765% due 02/27/2034 (a)	39	39
6.000% due 03/25/2017	5	5
Washington Mutual, Inc.
3.320% due 04/25/2045 (a)	98	98

		1,851

Municipal Bonds & Notes 1.0%
Connecticut State General Obligation Bonds, Series 2001
5.500% due 12/15/2013	100	115
Illinois Educational Facilities Authority Revenue Bonds, Series 2003
5.000% due 07/01/2033	100	106
Lower Colorado River Authority Revenue Bonds, (FSA Insured), Series 2003
5.000% due 05/15/2023	100	106
Seattle, Washington Water System Revenue Bonds, (MBIA Insured), Series 2003
5.000% due 09/01/2033	100	105

		432

	Shares
Preferred Security 0.5%
DG Funding Trust
3.360% due 12/29/2049 (a)	20	215

Preferred Stock 0.1%
Fannie Mae
7.000% due 12/31/2049 (a)	1	53

	Principal Amount (000s)
U.S. Government Agencies 23.9%
Fannie Mae
3.434% due 03/25/2034 (a)	$142	142
3.464% due 08/25/2034 (a)	143	143
3.664% due 01/25/2016 (a)	5	5
5.000% due 09/01/2018-08/11/2035 (e)	749	751
5.213% due 04/01/2033 (a)	34	35
5.500% due 11/01/2016-07/14/2035 (e)	8,979	9,113
Freddie Mac
4.181% due 02/01/2029 (a)	46	47
6.530% due 11/26/2012	300	317
Government National Mortgage Association
3.375% due 04/20/2028-06/20/2030 (a)(e)	51	53
Tennessee Valley Authority
4.875% due 12/15/2016	300	317

		10,923

U.S. Treasury Obligations 14.0%
Treasury Inflation Protected Securities (d)
1.625% due 01/15/2015	204	203
3.625% due 04/15/2028	120	162
U.S. Treasury Bonds
8.875% due 02/15/2019	100	149
8.125% due 08/15/2019	300	425
8.125% due 05/15/2021	600	869
U.S. Treasury Notes
3.500% due 12/15/2009	1,900	1,883
4.250% due 08/15/2013	200	205
4.250% due 11/15/2013	500	512
4.250% due 11/15/2014	1,400	1,433
4.125% due 05/15/2015	500	507
U.S. Treasury Strip
0.000% due 11/15/2021 (c)	100	49

		6,397

Total United States (Cost $21,224)		21,375

Notional
Amount	Value
(000s)	(000s)

PURCHASED CALL OPTIONS 0.1%

30-Year Interest Rate Swap (OTC)
Strike @ 5.750%** Exp. 04/27/2009	$200	$33

Total Purchased Call Options (Cost $10)		33

PURCHASED PUT OPTIONS 0.0%

30-Year Interest Rate Swap (OTC)
Strike @ 6.250%* Exp. 04/27/2009	200	5
	# of Contracts

Eurodollar December Futures (CME)
Strike @ 94.250 Exp. 12/19/2005	7	0
Eurodollar September Futures (CME)
Strike @ 95.250 Exp. 09/19/2005	9	0

Total Purchased Put Options (Cost $14)		5

SHORT-TERM INSTRUMENTS 3.6%
	Principal Amount (000s)
Repurchase Agreement 0.2%
State Street Bank
2.650% due 07/01/2005	$92	92

(Dated 06/30/2005. Collateralized by Fannie Mae 2.875% due 10/15/2005 valued at $95. Repurchase proceeds are $92.)
U.S. Treasury Bills 3.4%
2.942% due 09/01/2005-09/15/2005 (e)(f)(g)	1,555	1,544

Total Short-Term Instruments (Cost $1,638)		1,636

Total Investments (b) 117.4%		$53,575
(Cost $51,810)
Written Options (i) (0.2%)		(93)
(Premiums $111)
Other Assets and Liabilities (Net) (17.2%)		(7,832)

Net Assets 100.0%		$45,650

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a) Variable rate security.

(b) As of June 30, 2005, portfolio securities with an aggregate market value of $1,047 were valued with reference to securities whose prices are more readily obtainable.

(c) Principal only security.

(d) Principal amount of security is adjusted for inflation.

(e) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(f) Securities with an aggregate market value of $746 have been pledged as collateral for swap and swaption contracts at June 30, 2005.

10	Semi-Annual Report	June 30, 2005	See accompanying notes

(g) Securities with an aggregate market value of $552 have been segregated with the custodian to cover margin requirements for the following open futures contracts at June 30, 2005:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Eurodollar March Long Futures	03/2006	8	$2
Eurodollar December Long Futures	12/2005	18	0
Euro-Bund 10-Year Note Long Futures	09/2005	35	52
Government of Japan 10-Year Note Long Futures	09/2005	1	6
U.S. Treasury 10-Year Note Short Futures	09/2005	18	(8)

			$52

(h) Swap agreements outstanding at June 30, 2005:

Interest Rate Swaps
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Citibank N.A.	6-month Australian Bank Bill	Pay	6.000%	06/15/2010	A$	700	$6
Citibank N.A.	6-month Australian Bank Bill	Receive	6.000%	06/15/2015		400	(7)
UBS Warburg LLC	6-month Australian Bank Bill	Pay	6.000%	06/15/2010		2,700	13
UBS Warburg LLC	6-month Australian Bank Bill	Receive	6.000%	06/15/2015		1,500	(17)
Barclays Bank PLC	6-month BP-LIBOR	Pay	5.000%	09/15/2010	BP	1,600	58
Barclays Bank PLC	6-month BP-LIBOR	Receive	5.000%	09/15/2015		300	(27)
Barclays Bank PLC	6-month BP-LIBOR	Receive	5.000%	06/18/2034		100	(1)
Citibank N.A.	6-month BP-LIBOR	Pay	5.000%	09/15/2010		100	5
HSBC Bank USA	6-month BP-LIBOR	Pay	5.000%	09/15/2010		400	10
Lehman Brothers, Inc.	6-month BP-LIBOR	Pay	5.000%	09/15/2010		200	2
UBS Warburg LLC	6-month BP-LIBOR	Pay	5.000%	09/15/2010		400	20
Bank of America	3-month Canadian Bank Bill	Receive	5.500%	12/16/2014	C$	1,000	(3)
Bank of America	3-month Canadian Bank Bill	Pay	6.000%	12/16/2019		1,200	3
Citibank N.A.	6-month EC-LIBOR	Receive	5.000%	06/17/2012	EC	200	(9)
Citibank N.A.	6-month EC-LIBOR	Receive	4.000%	12/15/2014		1,280	(22)
Citibank N.A.	6-month EC-LIBOR	Receive	4.500%	06/17/2015		100	(6)
Goldman Sachs & Co.	6-month EC-LIBOR	Pay	4.000%	06/17/2010		200	14
J.P. Morgan Chase & Co.	6-month EC-LIBOR	Pay	4.000%	06/17/2010		200	8
J.P. Morgan Chase & Co.	6-month EC-LIBOR	Receive	5.000%	06/17/2012		100	(5)
J.P. Morgan Chase & Co.	6-month EC-LIBOR	Receive	6.000%	03/15/2031		100	(47)
Merrill Lynch & Co., Inc.	6-month EC-LIBOR	Receive	4.000%	12/15/2014		2,600	(46)
Morgan Stanley Dean Witter & Co.	6-month EC-LIBOR	Pay	4.000%	06/17/2010		100	4
Morgan Stanley Dean Witter & Co.	6-month EC-LIBOR	Receive	4.500%	06/17/2015		400	1
Morgan Stanley Dean Witter & Co.	6-month EC-LIBOR	Receive	6.000%	03/15/2031		100	(46)
UBS Warburg LLC	6-month EC-LIBOR	Pay	4.000%	06/17/2010		200	7
Goldman Sachs & Co.	3-month H$-HIBOR	Receive	5.753%	02/08/2006	H$	3,000	(8)
Goldman Sachs & Co.	3-month H$-HIBOR	Receive	4.235%	12/17/2008		7,100	(17)
Goldman Sachs & Co.	6-month JY-LIBOR	Receive	2.020%	05/18/2010	JY	17,000	(12)
Goldman Sachs & Co.	6-month JY-LIBOR	Receive	1.300%	09/21/2011		40,000	(15)
UBS Warburg LLC	6-month JY-LIBOR	Receive	0.800%	03/20/2012		50,000	(21)
Bank of America	3-month USD-LIBOR	Pay	3.000%	06/15/2006		$3,000	7
Bank of America	3-month USD-LIBOR	Receive	4.000%	12/15/2007		1,500	(4)
Barclays Bank PLC	3-month USD-LIBOR	Receive	5.000%	12/15/2025		700	(1)
Goldman Sachs & Co.	3-month USD-LIBOR	Receive	4.000%	12/15/2010		1,800	(6)
Goldman Sachs & Co.	3-month USD-LIBOR	Receive	5.000%	12/15/2015		2,000	(12)
Greenwich Capital Markets, Inc.	3-month USD-LIBOR	Receive	5.000%	12/15/2025		200	0
Lehman Brothers, Inc.	3-month USD-LIBOR	Pay	3.000%	06/15/2006		5,000	14
Lehman Brothers, Inc.	3-month USD-LIBOR	Receive	4.000%	12/15/2007		2,500	(6)
Lehman Brothers, Inc.	3-month USD-LIBOR	Receive	4.000%	12/15/2010		2,200	(8)
Lehman Brothers, Inc.	3-month USD-LIBOR	Receive	5.000%	12/15/2012		3,700	(49)

							$(223)

See accompanying notes	June 30, 2005	Semi-Annual Report	11

Schedule of Investments (Cont.)

Foreign Bond Portfolio (U.S. Dollar-Hedged)

June 30, 2005 (Unaudited)

Credit Default Swaps
Counterparty	Reference Entity	Buy/Sell Protection	Pay/Receive Fixed rate	Expiration Date	Notional Amount	Unrealized Appreciation
Credit Suisse First Boston	Russian Federation, 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	0.550%	09/07/2005	$100	$0

(i) Premiums received on written options:
Name of Issuer		Exercise Price		Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury Note September Futures		$116.000		08/26/2005	17	$3	$3
Put - CBOT U.S. Treasury Bond September Futures		111.000		08/26/2005	4	2	0

						$5	$3

Name of Issuer	Counterparty	Exercise Rate		Expiration Date	Notional Amount	Premium	Value
Call - OTC 7-Year Interest Rate Swap	Lehman Brothers, Inc.	5.750	%**	08/04/2005	1,000	$44	$89
Put - OTC 7-Year Interest Rate Swap	Lehman Brothers, Inc.	5.750	%*	08/04/2005	1,000	43	0
Call - OTC 7-Year Interest Rate Swap	Merrill Lynch & Co., Inc.	4.000	%**	09/23/2005	300	8	1
Put - OTC 7-Year Interest Rate Swap	Merrill Lynch & Co., Inc.	6.000	%*	09/23/2005	300	11	0

						$106	$90

* The Portfolio will pay a floating rate based on 3-month USD-LIBOR.
** The Portfolio will receive a floating rate based on 3-month USD-LIBOR.

(j) Short sales open at June 30, 2005 were as follows:
Type		Coupon (%)		Maturity	Par	Value	Proceeds
U.S. Treasury Note		3.000		02/15/2009	$300	$293	$293
U.S. Treasury Note		5.500		05/15/2009	400	426	426

						$719	$719

(k) Forward foreign currency contracts outstanding at June 30, 2005:
Type	Currency	Amount Covered by Contract		Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BP	402		07/2005	$0	$(12)	$(12)
Sell		1,176		07/2005	34	0	34
Buy	BR	36		07/2005	2	0	2
Buy		30		08/2005	1	0	1
Buy	CP	7,297		08/2005	0	0	0
Sell	DK	178		09/2005	0	0	0
Buy	EC	2,075		07/2005	0	(29)	(29)
Sell		16,260		07/2005	5	0	5
Buy	H$	475		08/2005	0	0	0
Buy	JY	2,291		07/2005	0	0	0
Sell		657,786		07/2005	241	0	241
Buy	KW	12,966		07/2005	0	0	0
Buy		28,000		09/2005	0	(1)	(1)
Buy	MP	208		08/2005	1	0	1
Buy		68		09/2005	0	0	0
Sell	N$	87		07/2005	1	0	1
Buy	PN	59		08/2005	0	0	0
Buy	PZ	49		08/2005	0	0	0
Buy		15		09/2005	0	0	0
Buy	RR	201		07/2005	0	0	0
Buy		284		08/2005	0	0	0
Buy	S$	11		07/2005	0	0	0
Buy	SR	63		08/2005	0	(1)	(1)
Buy	SV	676		08/2005	0	(1)	(1)

					$285	$(44)	$241

12	Semi-Annual Report	June 30, 2005	See accompanying notes

Notes to Financial Statements

June 30, 2005 (Unaudited)

1. Organization

The Foreign Bond Portfolio (U.S. Dollar-Hedged) (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented in these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed-income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open. Market value is generally determined on the basis of last reported sales price, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed-income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as a component of interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from financial accounting principles generally accepted in the United States of America (“GAAP”). Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported in the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized

June 30, 2005	Semi-Annual Report	13

Notes to Financial Statements (Cont.)

June 30, 2005 (Unaudited)

and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative and servicing fees.

Delayed-Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Portfolio are maintained in U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollar based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout reports are defined as follows:

A$	-	Australian Dollar
BP	-	British Pound
BR	-	Brazilian Real
C$	-	Canadian Dollar
CP	-	Chilean Peso
DK	-	Danish Krone
EC	-	Euro
H$	-	Hong Kong Dollar
JY	-	Japanese Yen
KW	-	South Korean Won
MP	-	Mexican Peso

N$	-	New Zealand Dollar
PN	-	Peruvian New Sol
PZ	-	Polish Zloty
RR	-	Russian Ruble
S$	-	Singapore Dollar
SR	-	South African Rand
SV	-	Slovakian Koruna

Forward Currency Transactions. The Portfolio may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Inflation-Indexed Bonds. The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a

14	Semi-Annual Report	June 30, 2005

rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

Options Contracts. The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Short Sales. The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and interest payable on such securities, if any, is reflected as a liability in the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

Stripped Mortgage-Backed Securities. The Portfolio may invest in stripped mortgage-backed securities (SMBS). SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, the Portfolio may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return, forward spread lock, and credit default swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms and the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at

June 30, 2005	Semi-Annual Report	15

Notes to Financial Statements (Cont.)

June 30, 2005 (Unaudited)

the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss in the Statements of Operations upon termination of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received by the Portfolio are included as part of realized gain (loss) on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

As a result of a FASB Emerging Issues Task Force (“EITF”) consensus, No. 03-11, and related SEC staff guidance, the Portfolio has reclassified periodic payments made or received under swap agreements, which were previously included within miscellaneous income, to a component of realized gain (loss) in the Statement of Operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year’s Statement of Changes in Net Assets and the per share amounts in the prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly.

U.S. Government Agencies or Government-Sponsored Enterprises. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U. S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary of Allianz Global Investors of America L.P., formerly known as Allianz Dresdner Asset Management of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.50%.

Servicing Fee. Allianz Global Investors Distributors, LLC (the “Distributor”), formerly known as PA Distributors LLC, is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributor was 0.15% during current fiscal year.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current period ended June 30, 2005, each unaffiliated Trustee received an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, each Committee Chair received an additional annual

16	Semi-Annual Report	June 30, 2005

retainer of $500 and each Audit Committee Chair received an additional annual retainer of $1,500. These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4. Purchases and Sales of Securities

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2005 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$68,901	$57,092	$43,964	$47,976

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

Premium
Balance at 12/31/2004	$114
Sales	31
Closing Buys	(11)
Expirations	(23)
Exercised	0
Balance at 06/30/2005	$111

6. Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2005		Year Ended 12/31/2004
	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	0	$0	0	$0
Administrative Class	894	9,177	1,074	10,884

Issued as reinvestment of distributions

Institutional Class	0	0	0	1
Administrative Class	41	427	149	1,507

Cost of shares redeemed

Institutional Class	0	0	0	0
Administrative Class	(327)	(3,367)	(693)	(6,998)

Net increase resulting from Portfolio share transactions	608	$6,237	530	$5,394

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held
Institutional Class	1	100	*
Administrative Class	1	100

*	Allianz Global Investors of Americas L.P., a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio, and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

June 30, 2005	Semi-Annual Report	17

Notes to Financial Statements (Cont.)

June 30, 2005 (Unaudited)

7. Federal Income Tax Matters

At June 30, 2005, the aggregate cost of investments was the same for federal income tax and financial statement purposes. The net unrealized appreciation (depreciation) of investment securities for federal income tax purposes is as follows (amounts in thousands):

Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation
$ 2,073	$ (308)	$1,765

8. Regulatory & Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, Allianz Global Investors (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.), PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and Allianz Global Investors Distributors LLC (“AGID”), in connection with the same matter. In the New Jersey Settlement, AGI, PEA and AGID neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and AGID had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, AGID, and certain of their affiliates, including PIMCO Funds (formerly, PIMCO Funds: Pacific Investment Management Series), Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series), and the Trustees of the Trust (in their capacity as Trustees of the PIMCO or Allianz Funds), have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO and Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the Allianz and PIMCO Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the PIMCO Funds’ Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the Allianz and PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

On April 11, 2005, the Attorney General of the State of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia (the “West Virginia Complaint”) against Allianz Global Investors Fund Management LLC (formerly PA Fund Management LLC) (“AGIF”), PEA and AGID alleging, among other things, that they improperly allowed broker-dealers, hedge funds and investment advisers to engage in frequent trading of various open-end funds advised or distributed by AGIF and certain of its affiliates in violation of the funds’ stated restrictions on “market timing.” On May 31, 2005, AGIF, PEA and AGID, along with the other mutual fund defendants in the action, removed the action to the U.S. District Court for the District of West Virginia. The West Virginia Complaint also names numerous other defendants unaffiliated with AGIF in separate claims alleging improper market timing and/or late trading of open-end investment companies advised or distributed by such other defendants. The West Virginia Complaint seeks injunctive relief, civil monetary penalties, investigative costs and attorney’s fees.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, AGID and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser, and AGID could be barred from serving as principal underwriter, to any registered investment company, including the Portfolios of the Trust. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, AGID, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order. If the West Virginia Attorney General were to obtain a court injunction against AGIF, PEA or AGID, the Applicants would, in turn, seek exemptive relief under Section 9(c) with respect to that matter, although there is no assurance that such exemptive relief would be granted.

18	Semi-Annual Report	June 30, 2005

The foregoing speaks only as of the date of this report. It is possible that these matters and/or other developments resulting from these matters could result in increased Portfolio redemptions or other adverse consequences to the Portfolio. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Portfolio.

June 30, 2005	Semi-Annual Report	19

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

PIMCO VARIABLE INSURANCE TRUST

GLOBAL BOND PORTFOLIO (UNHEDGED)

ADMINISTRATIVE CLASS

SEMI-ANNUAL REPORT
June 30, 2005

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust prospectus. Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. This and other information is contained in the Portfolio’s prospectus. Please read the prospectus carefully before you invest or send money.

Chairman’s Letter

Dear Shareholder:

We are pleased to present this semi-annual report for the PIMCO Variable Insurance Trust, covering the six-month period ended June 30, 2005.

Bonds generally rallied worldwide during the first half of 2005, as intermediate and long-term interest rates fell, risk appetites for credit-sensitive assets revived somewhat and signs of a global economic slowdown emerged. In the U.S., fixed income returns were also positive overall for the first six months of 2005, as second quarter gains generally offset losses in the first quarter.

The phenomenon of decreasing longer-dated yields amid a tightening cycle by the Federal Reserve—dubbed a “conundrum” by Fed Chairman Alan Greenspan—continued throughout the six-month period. Amidst the explanation of the “conundrum,” several factors emerge. First, inflation remains relatively contained, while weakness in the manufacturing data signaled that the U.S. economy could be poised to slow down. Second, Asian central banks continued to buy Treasuries to keep their currencies from appreciating versus the U.S. dollar, thereby helping to finance the U.S. trade deficit. Finally, demand from U.S. pension funds to reduce the mismatch between the duration of their assets and liabilities provided support for longer-dated bonds.

On the following pages you will find details on the Portfolio and its total return investment performance, including our discussion of the primary factors that affected performance during the six-month reporting period.

We appreciate the trust you have placed in us, and we will strive to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

July 31, 2005

June 30, 2005	Semi-Annual Report	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of fifteen separate investment portfolios. Each portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of a portfolio directly. Shares of a portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: real rate risk, derivative risk, small company risk, non-U.S. security risk, high-yield security risk and specific sector investment risks. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a portfolio could not close out a position when it would be most advantageous to do so. A Portfolio investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified portfolio. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

Inflation-indexed bonds issued by the U.S. Government, also known as “TIPS”, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Repayment upon maturity of the original principal as adjusted for inflation is guaranteed by the U.S. Government. Neither the current market value of inflation-indexed bonds nor the value of shares of a portfolio that invests in inflation-indexed bonds is guaranteed, and either or both may fluctuate.

On the performance summary page in this semi-annual report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay (i) on Portfolio distributions or (ii) the redemption of Portfolio shares. The Portfolio’s performance also does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns.

An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the SEC’s website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

2	Semi-Annual Report	June 30, 2005

Important Information (continued)

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this semi-annual report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from January 1, 2005 to June 30, 2005.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel or litigation expense).

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

June 30, 2005	Semi-Annual Report	3

Global Bond Portfolio (Unhedged)

CUMULATIVE RETURNS THROUGH JUNE 30, 2005

                          Global Bond            JPMorgan GBI Global
                       Portfolio(Unhedged)         FX NY Index
                      Administrative Class        Unhedged in USD
                      --------------------       ------------------
      1/31/2002             $10,000                   $10,000
      2/28/2002               9,978                    10,053
      3/31/2002               9,907                    10,009
      4/30/2002              10,267                    10,364
      5/31/2002              10,566                    10,646
      6/30/2002              11,031                    11,143
      7/31/2002              11,146                    11,266
      8/31/2002              11,291                    11,472
      9/30/2002              11,474                    11,607
     10/31/2002              11,450                    11,558
     11/30/2002              11,470                    11,562
     12/31/2002              12,016                    12,131
      1/31/2003              12,222                    12,289
      2/28/2003              12,422                    12,466
      3/31/2003              12,400                    12,497
      4/30/2003              12,566                    12,647
      5/31/2003              13,094                    13,196
      6/30/2003              12,895                    12,988
      7/31/2003              12,441                    12,582
      8/31/2003              12,401                    12,519
      9/30/2003              13,121                    13,227
     10/31/2003              13,033                    13,157
     11/30/2003              13,222                    13,366
     12/31/2003              13,749                    13,891
      1/31/2004              13,785                    13,936
      2/29/2004              13,810                    13,968
      3/31/2004              14,013                    14,165
      4/30/2004              13,461                    13,557
      5/31/2004              13,543                    13,653
      6/30/2004              13,603                    13,683
      7/31/2004              13,517                    13,598
      8/31/2004              13,847                    13,952
      9/30/2004              14,005                    14,129
     10/31/2004              14,445                    14,568
     11/30/2004              14,950                    15,007
     12/31/2004              15,207                    15,262
      1/31/2005              14,974                    15,064
      2/28/2005              14,981                    15,049
      3/31/2005              14,834                    14,865
      4/30/2005              15,046                    15,107
      5/31/2005              14,721                    14,782
      6/30/2005              14,650                    14,716

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

SECTOR BREAKDOWN‡

United States	49.2%
Germany	17.6%
Short-Term Instruments	8.5%
Japan	8.1%
Other	16.6%

‡ % of Total Investments as of June 30, 2005

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended June 30, 2005

		6 Months	1 Year	Since Inception*
	Global Bond Portfolio (Unhedged) Administrative Class (Inception 01/10/02)	–3.66%	7.70%	11.69%
- - - - - - -	JPMorgan GBI Global FX NY Index Unhedged in USD	–3.58%	7.55%	—
	* Annualized. All Portfolio returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Please refer to page 2 herein for an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$963.40	$1,020.33
Expenses Paid During Period†	$4.38	$4.51

†Expenses are equal to the Portfolio’s Administrative Class annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The Global Bond Portfolio (Unhedged) seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in fixed-income instruments of issuers located in at least three countries (one of which may be the United States), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities.

•	Over the six-month period ended June 30, 2005, the Portfolio’s Administrative Class shares returned -3.66%, moderately underperforming the benchmark JPMorgan GBI Global FX NY Index Unhedged in USD by 0.08%.

•	An overweight to Euroland duration relative to the benchmark was a strong positive, as yields fell in response to continued growth concerns and the possibility that the European Central Bank would respond by cutting interest rates.

•	U.S. duration and curve strategies overall were negative for performance; while intermediate and long-term U.S. yields trended downward, the Portfolio’s yield curve steepening posture (designed to capture roll down) was impacted by a flatter yield curve, as short-term interest rates rose, driven by continued tightening by the Federal Reserve.

•	An underweight to Japanese government bonds (“JGB”) relative to the benchmark was negative for performance, as JGB yields fell over the period in line with global yields.

•	A tactical allocation to real return bonds detracted from returns, as nominal yields in general fell more than real yields.

4	Semi-Annual Report	June 30, 2005

Financial Highlights

Global Bond Portfolio (Administrative Class)

Selected Per Share Data for the Year or Period Ended:	06/30/2005†	12/31/2004	12/31/2003		1/10/2002- 12/31/2002

Net asset value beginning of period	$13.27	$13.03	$11.69		$10.00
Net investment income (a)	0.16	0.26	0.25		0.28
Net realized/unrealized gain on investments (a)	(0.64)	1.08	1.42		1.73
Total income from investment operations	(0.48)	1.34	1.67		2.01
Dividends from net investment income	(0.14)	(0.24)	(0.25)		(0.27)
Distributions from net realized capital gains	0.00	(0.86)	(0.08)		(0.05)
Total distributions	(0.14)	(1.10)	(0.33)		(0.32)
Net asset value end of period	$12.65	$13.27	$13.03		$11.69
Total return	(3.66)%	10.60%	14.43%		20.35%
Net assets end of period (000s)	$54,069	$41,695	$29,415		$20,456
Ratio of net expenses to average net assets	0.90%*	0.90%	0.92	%(c)	0.90	%*(b)
Ratio of net investment income to average net assets	2.48%*	2.03%	2.03%		2.65	%*
Portfolio turnover rate	119%	319%	592%		581%

†	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 1.01%.
(c)	Ratio of expenses to average net assets excluding interest expense is 0.90%.

See accompanying notes	June 30, 2005	Semi-Annual Report	5

Statement of Assets and Liabilities

Global Bond Portfolio (Unhedged)

June 30, 2005 (Unaudited)

Amounts in thousands, except per share amounts

Assets:

Investments, at value	$58,312
Foreign currency, at value	301
Receivable for investments sold	1,879
Unrealized appreciation on forward foreign currency contracts	25
Receivable for Portfolio shares sold	251
Interest and dividends receivable	755
Variation margin receivable	27
Swap premiums paid	188
Unrealized appreciation on swap agreements	239
61,977

Liabilities:

Payable for investments purchased	$2,115
Payable for investments purchased on delayed-delivery basis	4,022
Unrealized depreciation on forward foreign currency contracts	486
Written options outstanding	66
Payable for Portfolio shares redeemed	68
Accrued investment advisory fee	10
Accrued administration fee	20
Accrued servicing fee	8
Variation margin payable	4
Swap premiums received	813
Unrealized depreciation on swap agreements	296
7,908

Net Assets	$54,069

Net Assets Consist of:

Paid in capital	$52,260
Undistributed net investment income	1,325
Accumulated undistributed net realized (loss)	(540)
Net unrealized appreciation	1,024
$54,069

Net Assets:

Administrative Class	$54,069

Shares Issued and Outstanding:

Administrative Class	4,274

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Administrative Class	$12.65

Cost of Investments Owned	$56,862
Cost of Foreign Currency Held	$302

6	Semi-Annual Report	June 30, 2005	See accompanying notes

Statement of Operations

Global Bond Portfolio (Unhedged)

Amounts in thousands
Six Months Ended June 30, 2005 (Unaudited)
Investment Income:

Interest	$738
Dividends, net of foreign taxes	2
Total Income	740

Expenses:

Investment advisory fees	54
Administration fees	108
Distribution and/or servicing fees - Administrative Class	33
Total Expenses	195

Net Investment Income	545

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments	116
Net realized gain on futures contracts, options, and swaps	82
Net realized (loss) on foreign currency transactions	(548)
Net change in unrealized (depreciation) on investments	(1,236)
Net change in unrealized appreciation on futures contracts, options, and swaps	353
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(1,019)
Net (Loss)	(2,252)

Net (Decrease) in Net Assets Resulting from Operations	$(1,707)

See accompanying notes	June 30, 2005	Semi-Annual Report	7

Statements of Changes in Net Assets

Global Bond Portfolio (Unhedged)

Amounts in thousands
	Six Months Ended June 30, 2005 (Unaudited)	Year Ended December 31, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income	$545	$702
Net realized gain (loss)	(350)	2,100
Net change in unrealized appreciation (depreciation)	(1,902)	1,090
Net increase (decrease) resulting from operations	(1,707)	3,892

Distributions to Shareholders:

From net investment income
Administrative Class	(473)	(649)

From net realized capital gains
Administrative Class	0	(2,504)

Total Distributions	(473)	(3,153)

Portfolio Share Transactions:

Receipts for shares sold
Administrative Class	17,640	13,840

Issued as reinvestment of distributions
Administrative Class	473	3,159

Cost of shares redeemed
Administrative Class	(3,559)	(5,458)
Net increase resulting from Portfolio share transactions	14,554	11,541

Total Increase in Net Assets	12,374	12,280

Net Assets:

Beginning of period	41,695	29,415
End of period*	$54,069	$41,695

*Including undistributed net investment income of:	$1,325	$1,253

8	Semi-Annual Report	June 30, 2005	See accompanying notes

Schedule of Investments

Global Bond Portfolio (Unhedged)

June 30, 2005 (Unaudited)

Principal
Amount	Value
(000s)	(000s)

BELGIUM (j) 1.5%

Kingdom of Belgium
4.250% due 09/28/2014	EC	600	$793

Total Belgium (Cost $765)			793

BRAZIL 1.2%

Republic of Brazil
11.250% due 07/26/2007		$300	336
4.313% due 04/15/2009 (a)		61	60
9.230% due 06/29/2009 (a)		100	116
4.313% due 04/15/2012 (a)		165	159

Total Brazil (Cost $667)			671

CANADA (j) 0.2%

Commonwealth of Canada
5.750% due 06/01/2033 (c)	C$	100	101

Total Canada (Cost $97)			101

CAYMAN ISLANDS (j) 0.8%

AIG SunAmerica Institutional Funding II Ltd.
2.669% due 06/15/2007 (a)(c)	C$	200	163
Vita Capital Ltd.
3.900% due 01/01/2007 (a)		$250	251

Total Cayman Islands (Cost $411)			414

FRANCE (j) 3.0%

Republic of France
6.500% due 04/25/2011	EC	300	438
3.150% due 07/25/2032		105	172
5.750% due 10/25/2032		600	986

Total France (Cost $1,590)			1,596

GERMANY (j) 19.0%

Republic of Germany
5.000% due 08/19/2005	EC	100	121
5.250% due 07/04/2010		100	136
5.250% due 01/04/2011		1,100	1,513
5.000% due 07/04/2012		1,000	1,378
4.500% due 01/04/2013		300	403
3.750% due 07/04/2013		1,000	1,281
4.250% due 01/04/2014		800	1,060
6.250% due 01/04/2024		600	992
6.500% due 07/04/2027		1,100	1,912
5.625% due 01/04/2028		100	158
6.250% due 01/04/2030		300	516
5.500% due 01/04/2031		400	632
4.750% due 07/04/2034		100	144

Total Germany (Cost $9,687)			10,246

ITALY (j) 2.4%

Republic of Italy
9.500% due 02/01/2006	EC	650	820
Seashell Securities PLC
2.433% due 10/25/2028 (a)		62	75
Siena Mortgage SpA
2.341% due 12/16/2038 (a)		300	362
Telecom Italia SpA
5.625% due 02/01/2007		60	76

Total Italy (Cost $1,062)			1,333

JAPAN (j) 8.7%

Government of Japan
0.700% due 09/20/2008	JY	20,000	$183
1.500% due 12/20/2011		150,000	1,428
1.600% due 09/20/2013		20,000	190
1.500% due 03/20/2014		160,000	1,504
1.600% due 06/20/2014		120,000	1,134
2.400% due 06/20/2024		10,000	99
2.300% due 05/20/2030		19,200	181

Total Japan (Cost $4,692)			4,719

MEXICO (j) 0.1%

United Mexican States
6.750% due 06/06/2006	JY	7,000	67

Total Mexico (Cost $69)			67

NETHERLANDS (j) 2.1%

Kingdom of Netherlands
6.000% due 01/15/2006	EC	700	865
4.250% due 07/15/2013		200	264

Total Netherlands (Cost $925)			1,129

PERU 0.2%

Republic of Peru
9.125% due 02/21/2012		$100	118

Total Peru (Cost $116)			118

RUSSIA 0.3%

Russian Federation
8.750% due 07/24/2005		$100	100
10.000% due 06/26/2007		50	55

Total Russia (Cost $156)			155

SOUTH AFRICA 0.1%

Republic of South Africa
8.375% due 10/17/2006		$53	56

Total South Africa (Cost $57)			56

SPAIN (j) 3.0%

Banesto Banco de Emisiones
2.197% due 10/04/2006	EC	100	121
Caja Madrid
2.177% due 05/30/2006 (a)		100	121
Kingdom of Spain
5.150% due 07/30/2009		900	1,205
5.750% due 07/30/2032		100	164

Total Spain (Cost $1,540)			1,611

SUPRANATIONAL (j) 0.2%

European Investment Bank
4.000% due 10/15/2037	EC	100	126

Total Supranational (Cost $127)			126

UNITED KINGDOM (j) 2.8%

Holmes Financing PLC
2.378% due 10/15/2009 (a)	EC	100	121
2.398% due 07/25/2010 (a)		100	121

United Kingdom Gilt
5.000% due 03/07/2008	BP	500	$918
5.000% due 03/07/2012		200	377

Total United Kingdom (Cost $1,486)			1,537

UNITED STATES 53.0%
Asset-Backed Securities 3.8%
AAA Trust
3.414% due 11/26/2035 (a)		$349	350
Ameriquest Mortgage Securities, Inc.
3.724% due 03/25/2033 (a)		17	17
Amortizing Residential Collateral Trust
3.664% due 10/25/2031 (a)		8	8
3.604% due 07/25/2032 (a)		1	1
Asset-Backed Securities Corp. Home Equity Loan Trust
3.440% due 08/15/2033 (a)		7	7
Bank One Issuance Trust
3.270% due 10/15/2008 (a)		300	300
Bear Stearns Asset-Backed Securities, Inc.
3.484% due 12/25/2042 (a)		44	44
Carrington Mortgage Loan Trust
3.240% due 06/25/2035 (a)		100	100
Centex Home Equity
3.594% due 01/25/2034 (a)		26	26
3.230% due 06/25/2035 (a)		200	200
Citifinancial Mortgage Securities, Inc.
3.624% due 05/25/2033 (a)		7	7
Countrywide Asset-Backed Certificates
3.484% due 12/25/2018 (a)		8	8
3.380% due 10/25/2035 (a)		100	100
CS First Boston Mortgage Securities Corp.
3.624% due 01/25/2032 (a)		2	2
3.644% due 05/25/2043 (a)		39	40
Fieldstone Mortgage Investment Corp.
3.604% due 01/25/2035 (a)		40	40
First Franklin Mortgage Loan Trust Asset-Backed Certificates
2.820% due 02/25/2034 (a)		50	50
Fremont Home Loan Trust
3.424% due 02/25/2035 (a)		74	74
GMAC Mortgage Corp. Loan Trust
3.414% due 10/25/2033 (a)		31	31
GSAMP Trust
3.604% due 03/25/2034 (a)		125	125
Home Equity Asset Trust
3.724% due 03/25/2033 (a)		3	3
3.464% due 08/25/2034 (a)		34	34
Irwin Home Equity Loan Trust
3.834% due 06/25/2028 (a)		11	11
Long Beach Mortgage Loan Trust
3.634% due 06/25/2033 (a)		9	9
3.634% due 07/25/2033 (a)		32	32
Morgan Stanley Asset-Backed Securities Capital I, Inc.
3.464% due 11/25/2034 (a)		49	50
Residential Asset Mortgage Products, Inc.
3.414% due 04/25/2025 (a)		68	68
3.644% due 12/25/2033 (a)		44	44
Residential Asset Securities Corp.
3.544% due 09/25/2031 (a)		11	11
Saxon Asset Securities Trust
3.584% due 01/25/2032 (a)		3	3
3.714% due 12/25/2032 (a)		1	1
3.614% due 06/25/2033 (a)		12	12
SLM Student Loan Trust
3.141% due 07/27/2009 (a)		38	38
Structured Asset Securities Corp.
3.714% due 05/25/2034 (a)		102	102
Truman Capital Mortgage Loan Trust
3.654% due 01/25/2034 (a)		100	100

			2,048

Convertible Bonds & Notes 0.2%
CIT Group, Inc.
3.490% due 05/23/2008 (a)		100	100

See accompanying notes	June 30, 2005	Semi-Annual Report	9

Schedule of Investments (Cont.)

Global Bond Portfolio (Unhedged)

June 30, 2005 (Unaudited)

Principal
Amount	Value
(000s)	(000s)

Corporate Bonds & Notes 0.9%
AOL Time Warner, Inc.
6.125% due 04/15/2006	$100	$102
General Motors Acceptance Corp.
4.145% due 05/18/2006 (a)	200	199
Mizuho Preferred Capital Co. LLC
8.790% due 12/29/2049 (a)	100	110
Morgan Stanley Dean Witter Capital I, Inc.
3.360% due 04/15/2016 (a)	53	53
Pacific Gas & Electric Co.
3.820% due 04/03/2006 (a)	14	14
UFJ Finance Aruba AEC
6.750% due 07/15/2013	30	34

		512

Mortgage-Backed Securities 3.9%
Bear Stearns Commercial Mortgage Securities, Inc.
3.436% due 05/14/2016 (a)	199	199
Countrywide Home Loan Mortgage Pass-Through Trust
3.644% due 02/25/2035 (a)	90	90
3.634% due 03/25/2035 (a)	93	93
3.604% due 04/25/2035 (a)	92	92
3.594% due 08/25/2034 (a)	125	125
3.694% due 09/25/2034 (a)	145	146
CS First Boston Mortgage Securities Corp.
3.340% due 02/15/2014 (a)	106	106
6.500% due 04/25/2033	22	22
GMAC Commercial Mortgage Securities, Inc.
6.420% due 05/15/2035	99	105
GSR Mortgage Loan Trust
3.445% due 06/01/2034 (a)	145	143
Harborview Mortgage Loan Trust
3.630% due 02/25/2034 (a)	55	55
Mellon Residential Funding Corp.
3.660% due 12/15/2030 (a)	90	90
Sequoia Mortgage Trust
3.560% due 08/20/2032 (a)	42	42
Structured Asset Mortgage Investments, Inc.
3.610% due 03/19/2034 (a)	135	135
3.550% due 07/19/2034 (a)	127	127
Structured Asset Securities Corp.
3.764% due 06/25/2017 (a)	1	1
3.814% due 07/25/2032 (a)	6	6
Washington Mutual Mortgage Securities Corp.
3.445% due 01/25/2045 (a)	97	97
5.150% due 10/25/2032 (a)	9	9
3.584% due 12/25/2027 (a)	178	178
3.435% due 12/25/2044 (a)	96	96
3.765% due 02/27/2034 (a)	26	26
6.000% due 03/25/2017	5	5
3.421% due 08/25/2042 (a)	117	118

		2,106

Municipal Bonds & Notes 0.5%
Connecticut State General Obligation Bonds, Series 2001
5.500% due 12/15/2013	100	115
New York City, New York Transitional Finance Authority Revenue Bonds, (FSA Insured), Series 2002
5.250% due 08/01/2011	100	112
New York, New York Transitional Finance Authority Revenue Bonds, Series 2004
5.000% due 02/01/2028	25	27
5.000% due 02/01/2033	25	26

		280

	Shares
Preferred Stock 0.1%
Fannie Mae
7.000% due 12/31/2049 (a)	1,000	56

U.S. Government Agencies 20.3%
Fannie Mae
3.434% due 03/25/2034 (a)	$142	$142
3.464% due 08/25/2034 (a)	143	143
3.564% due 08/25/2030 (a)	125	125
5.000% due 11/01/2018- 08/11/2035 (e)	1,083	1,089
5.183% due 04/01/2033 (a)	34	35
5.500% due 10/01/2016- 06/01/2035 (e)	9,240	9,379
Freddie Mac
4.181% due 02/01/2029 (a)	46	47
Government National Mortgage Association
4.125% due 11/20/2024 (a)	11	11

		10,971

U.S. Treasury Obligations 23.3%
Treasury Inflation Protected Securities (d)
3.000% due 07/15/2012	108	119
2.000% due 01/15/2014	105	109
1.625% due 01/15/2015	102	102
U.S. Treasury Bonds
8.750% due 05/15/2017	100	144
8.875% due 02/15/2019	200	297
8.125% due 08/15/2019	100	142
8.125% due 05/15/2021	600	869
7.125% due 02/15/2023	600	811
U.S. Treasury Notes
3.500% due 12/15/2009	2,300	2,279
4.875% due 02/15/2012	1,400	1,487
4.250% due 08/15/2013	1,300	1,333
4.250% due 11/15/2013	1,100	1,127
4.250% due 08/15/2014	100	102
4.250% due 11/15/2014	1,600	1,638
4.125% due 05/15/2015	1,300	1,319
U.S. Treasury Strips
0.000% due 05/15/2017 (c)	430	264
0.000% due 08/15/2020 (c)	300	157
0.000% due 11/15/2021 (c)	600	296

		12,595

Total United States (Cost $28,448)		28,668

PURCHASED CALL OPTIONS 0.0%
	Notional Amount (000s)

30-Year Interest Rate Swap (OTC)
Strike @ 5.750%** Exp. 04/27/2009	100	17

Total Purchased Call Options (Cost $5)		17

PURCHASED PUT OPTIONS 0.0%

30-Year Interest Rate Swap (OTC)
Strike @ 6.250%* Exp. 04/27/2009	100	2
	# of Contracts
Eurodollar December Futures (CME)
Strike @ 94.000 Exp. 12/19/2005	13	0
Eurodollar March Futures (CME)
Strike @ 92.750 Exp. 03/13/2006	13	0
U.S. Treasury 10-Year Note Futures (CBOT)
6.000% due 09/30/2005 Strike @ 103.000 Exp. 08/26/2005	32	1
U.S. Treasury 10-Year Note Futures (CBOT)
6.000% due 09/30/2005 Strike @ 95.000 Exp. 08/26/2005	20	0

Total Purchased Put Options (Cost $8)		3

SHORT-TERM INSTRUMENTS 9.2%
Commercial Paper 3.7%
UBS Finance Delaware LLC
3.390% due 07/01/2005	$1,000	$1,000
Westpac Capital Corp.
3.330% due 10/20/2005	1,000	989

		1,989

Repurchase Agreement 1.8%
State Street Bank
2.650% due 07/01/2005	971	971

(Dated 06/30/2005. Collateralized by Fannie Mae 2.875% due 10/15/2005 valued at $994. Repurchase proceeds are $971.)
U.S. Treasury Bills 3.7%
2.980% due 09/01/2005-09/15/2005 (e)(f)(g)	2,005	1,992

Total Short-Term Instruments (Cost $4,954)		4,952

Total Investments (b) 107.8%		$58,312
(Cost $56,862)
Written Options (i) (0.1%)		(66)
(Premiums $72)
Other Assets and Liabilities (Net) (7.7%)		(4,177)

Net Assets 100.0%		$54,069

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a) Variable rate security.

(b) As of June 30, 2005, portfolio securities with an aggregate market value of $711 were valued with reference to securities whose prices are more readily obtainable.

(c) Principal only security.

(d) Principal amount of security is adjusted for inflation.

(e) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(f) Securities with an aggregate market value of $1,242 have been pledged as collateral for swap and swaption contracts at June 30, 2005.

(g) Securities with an aggregate market value of $254 have been segregated with the custodian to cover margin requirements for the following open futures contracts at June 30, 2005:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Eurodollar March Long Futures	03/2006	9	$3
Eurodollar December Long Futures	12/2005	19	(1)
Euro-Bund 10-Year Note Long Futures	09/2005	55	80
Euro-Bund Purchased Put Options Strike @ 103.000	09/2005	30	0
Euro-Bund Purchased Put Options Strike @ 111.000	09/2005	15	0
Government of Japan 10-Year Note Long Futures	09/2005	2	11
U.S. Treasury 10-Year Note Short Futures	09/2005	21	(3)
U.S. Treasury 30-Year Bond Long Futures	09/2005	3	1

			$91

10	Semi-Annual Report	June 30, 2005	See accompanying notes

(h) Swap agreements outstanding at June 30, 2005:

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Citibank N.A.	6-month Australian Bank Bill	Pay	6.000%	06/15/2010	A	$ 700	$6
Citibank N.A.	6-month Australian Bank Bill	Receive	6.000%	06/15/2015		400	(7)
UBS Warburg LLC	6-month Australian Bank Bill	Pay	6.000%	06/15/2010		2,800	14
UBS Warburg LLC	6-month Australian Bank Bill	Receive	6.000%	06/15/2015		1,600	(19)
Barclays Bank PLC	6-month BP-LIBOR	Pay	5.000%	09/15/2010	BP	1,800	61
Barclays Bank PLC	6-month BP-LIBOR	Receive	5.000%	06/18/2034		100	(1)
HSBC Bank USA	6-month BP-LIBOR	Pay	5.000%	09/15/2010		200	2
Lehman Brothers, Inc.	6-month BP-LIBOR	Pay	5.000%	09/15/2010		100	1
Merrill Lynch & Co., Inc.	6-month BP-LIBOR	Pay	5.000%	09/15/2010		400	24
Merrill Lynch & Co., Inc.	6-month BP-LIBOR	Receive	5.000%	09/15/2015		200	(18)
Merrill Lynch & Co., Inc.	6-month BP-LIBOR	Receive	5.000%	06/18/2034		100	(2)
UBS Warburg LLC	6-month BP-LIBOR	Pay	5.000%	09/15/2010		300	15
Bank of America	3-month Canadian Bank Bill	Receive	5.500%	12/16/2014	C$	1,000	(3)
Bank of America	3-month Canadian Bank Bill	Pay	6.000%	12/16/2019		1,200	3
Barclays Bank PLC	6-month EC-LIBOR	Receive	4.000%	06/17/2010	EC	10	(1)
Citibank N.A.	6-month EC-LIBOR	Receive	4.000%	12/15/2014		460	(8)
Goldman Sachs & Co.	6-month EC-LIBOR	Receive	4.500%	06/17/2015		100	0
J.P. Morgan Chase & Co.	6-month EC-LIBOR	Receive	5.000%	06/17/2012		900	(42)
J.P. Morgan Chase & Co.	6-month EC-LIBOR	Receive	4.000%	12/15/2014		1,600	(2)
Morgan Stanley Dean Witter & Co.	6-month EC-LIBOR	Receive	4.000%	12/15/2014		1,800	(31)
Morgan Stanley Dean Witter & Co.	6-month EC-LIBOR	Receive	4.500%	06/17/2015		800	0
Morgan Stanley Dean Witter & Co.	6-month EC-LIBOR	Receive	5.500%	12/15/2031		100	(39)
UBS Warburg LLC	6-month EC-LIBOR	Pay	4.000%	06/17/2010		200	7
UBS Warburg LLC	6-month EC-LIBOR	Pay	5.000%	06/17/2015		400	65
UBS Warburg LLC	6-month EC-LIBOR	Pay	6.000%	06/18/2034		100	13
Goldman Sachs & Co.	3-month H$-HIBOR	Receive	5.753%	02/08/2006	H$	1,200	7
Goldman Sachs & Co.	3-month H$-HIBOR	Receive	4.235%	12/17/2008		5,800	(14)
UBS Warburg LLC	6-month JY-LIBOR	Receive	0.800%	03/20/2012	JY	50,000	(21)
UBS Warburg LLC	6-month JY-LIBOR	Receive	2.000%	06/15/2012		45,000	(17)
Bank of America	3-month USD-LIBOR	Pay	3.000%	06/15/2006		$3,000	7
Bank of America	3-month USD-LIBOR	Receive	4.000%	12/15/2007		1,500	(4)
Bank of America	3-month USD-LIBOR	Receive	5.000%	12/15/2015		800	0
Goldman Sachs & Co.	3-month USD-LIBOR	Receive	4.000%	12/15/2010		1,900	(6)
J.P. Morgan Chase & Co.	3-month USD-LIBOR	Receive	5.000%	12/15/2015		400	0
Lehman Brothers, Inc.	3-month USD-LIBOR	Pay	3.000%	06/15/2006		5,000	14
Lehman Brothers, Inc.	3-month USD-LIBOR	Receive	4.000%	12/15/2007		5,400	(14)
Lehman Brothers, Inc.	3-month USD-LIBOR	Receive	5.000%	12/15/2012		3,600	(47)

							$(57)

Credit Default Swaps
Counterparty	Reference Entity	Buy/Sell Protection	Pay/Receive Fixed rate	Expiration Date	Notional Amount		Unrealized Appreciation
Credit Suisse First Boston	Russian Federation, 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	0.550%	09/07/2005		$100	$0

(i) Premiums received on written options:
Name of Issuer		Exercise Price	Expiration Date	# of Contracts	Premium		Value
Call - CBOT U.S. Treasury Note September Futures		$116.000	08/26/2005	19		$4	$3
Put - CBOT U.S. Treasury Bond September Futures		111.000	08/26/2005	5		3	0

						$7	$3

See accompanying notes	June 30, 2005	Semi-Annual Report	11

Schedule of Investments (Cont.)

Global Bond Portfolio (Unhedged)

June 30, 2005 (Unaudited)

Name of Issuer	Counterparty	Exercise Rate		Expiration Date	Notional Amount	Premium	Value
Call - OTC 7-Year Interest Rate Swap	Lehman Brothers, Inc.	5.750	%**	08/04/2005	$700	$30	$63
Put - OTC 7-Year Interest Rate Swap	Lehman Brothers, Inc.	5.750	%*	08/04/2005	700	30	0
Call - OTC 7-Year Interest Rate Swap	Merrill Lynch & Co., Inc.	4.000	%**	09/23/2005	100	2	0
Put - OTC 7-Year Interest Rate Swap	Merrill Lynch & Co., Inc.	6.000	%*	09/23/2005	100	3	0

						$65	$63

* The Portfolio will pay a floating rate based on 3-month USD-LIBOR.
** The Portfolio will receive a floating rate based on 3-month USD-LIBOR.

(j) Forward foreign currency contracts outstanding at June 30, 2005:
Type	Currency	Amount Covered by Contract		Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	A$	183		07/2005	$0	$(1)	$(1)
Buy	BP	1,286		07/2005	0	(37)	(37)
Buy	BR	33		07/2005	2	0	2
Buy		59		08/2005	2	0	2
Buy	C$	1,060		07/2005	12	0	12
Buy	CP	7,297		08/2005	0	0	0
Buy	DK	2,285		09/2005	0	(6)	(6)
Buy	EC	3,062		07/2005	4	(13)	(9)
Sell		1,023		07/2005	5	0	5
Buy	H$	343		08/2005	0	0	0
Buy	JY	1,165,529		07/2005	0	(407)	(407)
Buy	KW	12,966		07/2005	0	0	0
Buy		26,800		09/2005	0	(1)	(1)
Buy	MP	208		08/2005	0	0	0
Buy		68		09/2005	0	0	0
Buy	PN	88		08/2005	0	0	0
Buy	PZ	48		08/2005	0	(1)	(1)
Buy		15		09/2005	0	0	0
Buy	RR	172		07/2005	0	0	0
Buy		284		08/2005	0	0	0
Buy	S$	11		07/2005	0	0	0
Buy	SK	2,848		09/2005	0	(18)	(18)
Buy	SR	63		08/2005	0	(1)	(1)
Buy	SV	676		08/2005	0	(1)	(1)

					$25	$(486)	$(461)

12	Semi-Annual Report	June 30, 2005	See accompanying notes

Notes to Financial Statements

June 30, 2005 (Unaudited)

1. Organization

The Global Bond Portfolio (Unhedged) (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio may offer up to two classes of shares: Institutional and Administrative. Information presented in these financial statements pertains to the Administrative Class of the Portfolio. As of June 30, 2005, the Institutional Class was not yet open. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed-income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open. Market value is generally determined on the basis of last reported sales price, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed-income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as a component of interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from financial accounting principles generally accepted in the United States of America (“GAAP”). Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported in the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Delayed-Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and

June 30, 2005	Semi-Annual Report	13

Notes to Financial Statements (Cont.)

June 30, 2005 (Unaudited)

delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Portfolio are maintained in U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollar based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout reports are defined as follows:

A$	-	Australian Dollar
BR	-	Brazilian Real
BP	-	British Pound
C$	-	Canadian Dollar
CP	-	Chilean Peso
DK	-	Danish Krone
EC	-	Euro
H$	-	Hong Kong Dollar
JY	-	Japanese Yen
MP	-	Mexican Peso
PN	-	Peruvian New Sol
PZ	-	Polish Zloty
RR	-	Russian Ruble
S$	-	Singapore Dollar
SV	-	Slovakian Koruna
SR	-	South African Rand
KW	-	South Korean Won
SK	-	Swedish Krona

Forward Currency Transactions. The Portfolio may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Inflation-Indexed Bonds. The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

Options Contracts. The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may

14	Semi-Annual Report	June 30, 2005

invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Stripped Mortgage-Backed Securities. The Portfolio may invest in stripped mortgage-backed securities (SMBS). SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, the Portfolio may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return, forward spread lock, and credit default swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms and the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss in the Statements of Operations upon termination of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received by the Portfolio are included as part of realized gain (loss) on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

As a result of a FASB Emerging Issues Task Force (“EITF”) consensus, No. 03-11, and related SEC staff guidance, the Portfolio has reclassified periodic payments made or received under swap

June 30, 2005	Semi-Annual Report	15

Notes to Financial Statements (Cont.)

June 30, 2005 (Unaudited)

agreements, which were previously included within miscellaneous income, to a component of realized gain (loss) in the Statement of Operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year’s Statement of Changes in Net Assets and the per share amounts in the prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly.

U.S. Government Agencies or Government-Sponsored Enterprises. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U. S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary of Allianz Global Investors of America L.P., formerly known as Allianz Dresdner Asset Management of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.50%.

Servicing Fee. Allianz Global Investors Distributors, LLC (the “Distributor”), formerly known as PA Distributors LLC (“PAD”), is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributor was 0.15% during current fiscal year.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current period ended June 30, 2005, each unaffiliated Trustee received an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, each Committee Chair received an additional annual retainer of $500 and each Audit Committee Chair received an additional annual retainer of $1,500. These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4. Purchases and Sales of Securities

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such

16	Semi-Annual Report	June 30, 2005

sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2005 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$46,963	$28,346	$23,355	$14,190

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

Premium
Balance at 12/31/2004	$78
Sales	29
Closing Buys	(15)
Expirations	(20)
Exercised	0
Balance at 06/30/2005	$72

6. Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2005		Year Ended 12/31/2004
	Shares	Amount	Shares	Amount
Receipts for shares sold

Administrative Class	1,372	$17,640	1,062	$13,840

Issued as reinvestment of distributions

Administrative Class	37	473	241	3,159

Cost of shares redeemed

Administrative Class	(276)	(3,559)	(420)	(5,458)

Net increase resulting from Portfolio share transactions	1,133	$14,554	883	$11,541

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held
Administrative Class	4	100	*

*One of the shareholders, Allianz Life Insurance Co., is an indirect wholly owned subsidiary of Allianz Global Investors of Americas L.P. and a related party to the Portfolio.

7. Federal Income Tax Matters

At June 30, 2005, the aggregate cost of investments was the same for federal income tax and financial statement purposes. The net unrealized appreciation (depreciation) of investment securities for federal income tax purposes is as follows (amounts in thousands):

Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation
$ 1,651	$ (201)	$1,450

8. Regulatory & Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, Allianz Global Investors (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.), PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and Allianz Global Investors Distributors LLC (“AGID”), in connection with the

June 30, 2005	Semi-Annual Report	17

Notes to Financial Statements (Cont.)

June 30, 2005 (Unaudited)

same matter. In the New Jersey Settlement, AGI, PEA and AGID neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and AGID had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, AGID, and certain of their affiliates, including PIMCO Funds (formerly, PIMCO Funds: Pacific Investment Management Series), Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series), and the Trustees of the Trust (in their capacity as Trustees of the PIMCO or Allianz Funds), have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO and Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the Allianz and PIMCO Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the PIMCO Funds’ Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the Allianz and PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

On April 11, 2005, the Attorney General of the State of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia (the “West Virginia Complaint”) against Allianz Global Investors Fund Management LLC (formerly PA Fund Management LLC) (“AGIF”), PEA and AGID alleging, among other things, that they improperly allowed broker-dealers, hedge funds and investment advisers to engage in frequent trading of various open-end funds advised or distributed by AGIF and certain of its affiliates in violation of the funds’ stated restrictions on “market timing.” On May 31, 2005, AGIF, PEA and AGID, along with the other mutual fund defendants in the action, removed the action to the U.S. District Court for the District of West Virginia. The West Virginia Complaint also names numerous other defendants unaffiliated with AGIF in separate claims alleging improper market timing and/or late trading of open-end investment companies advised or distributed by such other defendants. The West Virginia Complaint seeks injunctive relief, civil monetary penalties, investigative costs and attorney’s fees.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, AGID and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser, and AGID could be barred from serving as principal underwriter, to any registered investment company, including the Portfolios of the Trust. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, AGID, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order. If the West Virginia Attorney General were to obtain a court injunction against AGIF, PEA or AGID, the Applicants would, in turn, seek exemptive relief under Section 9(c) with respect to that matter, although there is no assurance that such exemptive relief would be granted.

The foregoing speaks only as of the date of this report. It is possible that these matters and/or other developments resulting from these matters could result in increased Portfolio redemptions or other adverse consequences to the Portfolio. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Portfolio.

18	Semi-Annual Report	June 30, 2005

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

PIMCO VARIABLE INSURANCE TRUST

HIGH YIELD PORTFOLIO

ADMINISTRATIVE CLASS

SEMI-ANNUAL REPORT
June 30, 2005

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust prospectus. Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. This and other information is contained in the Portfolio’s prospectus. Please read the prospectus carefully before you invest or send money.

Chairman’s Letter

Dear Shareholder:

We are pleased to present this semi-annual report for the PIMCO Variable Insurance Trust, covering the six-month period ended June 30, 2005.

Bonds generally rallied worldwide during the first half of 2005, as intermediate and long-term interest rates fell, risk appetites for credit-sensitive assets revived somewhat and signs of a global economic slowdown emerged. In the U.S., fixed income returns were also positive overall for the first six months of 2005, as second quarter gains generally offset losses in the first quarter.

The phenomenon of decreasing longer-dated yields amid a tightening cycle by the Federal Reserve—dubbed a “conundrum” by Fed Chairman Alan Greenspan—continued throughout the six-month period. Amidst the explanation of the “conundrum,” several factors emerge. First, inflation remains relatively contained, while weakness in the manufacturing data signaled that the U.S. economy could be poised to slow down. Second, Asian central banks continued to buy Treasuries to keep their currencies from appreciating versus the U.S. dollar, thereby helping to finance the U.S. trade deficit. Finally, demand from U.S. pension funds to reduce the mismatch between the duration of their assets and liabilities provided support for longer-dated bonds.

On the following pages you will find details on the Portfolio and its total return investment performance, including our discussion of the primary factors that affected performance during the six-month reporting period.

We appreciate the trust you have placed in us, and we will strive to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

July 31, 2005

June 30, 2005	Semi-Annual Report	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of fifteen separate investment portfolios. Each portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of a portfolio directly. Shares of a portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: real rate risk, derivative risk, small company risk, non-U.S. security risk, high-yield security risk and specific sector investment risks. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a portfolio could not close out a position when it would be most advantageous to do so. A Portfolio investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified portfolio. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

Inflation-indexed bonds issued by the U.S. Government, also known as “TIPS”, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Repayment upon maturity of the original principal as adjusted for inflation is guaranteed by the U.S. Government. Neither the current market value of inflation-indexed bonds nor the value of shares of a portfolio that invests in inflation-indexed bonds is guaranteed, and either or both may fluctuate.

On the performance summary page in this semi-annual report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay (i) on Portfolio distributions or (ii) the redemption of Portfolio shares. The Portfolio’s performance also does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns.

An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the SEC’s website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

2	Semi-Annual Report	June 30, 2005

Important Information (continued)

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this semi-annual report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from January 1, 2005 to June 30, 2005.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel or litigation expense).

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

June 30, 2005	Semi-Annual Report	3

High Yield Portfolio

CUMULATIVE RETURNS THROUGH JUNE 30, 2005

                   High Yield           Merrill Lynch US           Merrill
                   Portfolio             High Yield, BB-B         Lynch US
                 Administrative         Rated, Constrained     High Yield, BB-B
                     Class                   Index               Rated, Index
                 --------------        -------------------     ----------------
   4/30/1998        $10,000                 $10,000                $10,000
   5/31/1998         10,004                  10,075                 10,069
   6/30/1998         10,101                  10,131                 10,126
   7/31/1998         10,195                  10,193                 10,189
   8/31/1998          9,722                   9,739                  9,739
   9/30/1998          9,858                   9,803                  9,806
  10/31/1998          9,760                   9,612                  9,617
  11/30/1998         10,152                  10,063                 10,066
  12/31/1998         10,180                  10,060                 10,062
   1/31/1999         10,357                  10,171                 10,173
   2/28/1999         10,279                  10,103                 10,106
   3/31/1999         10,383                  10,216                 10,219
   4/30/1999         10,539                  10,365                 10,370
   5/31/1999         10,335                  10,262                 10,263
   6/30/1999         10,331                  10,240                 10,244
   7/31/1999         10,338                  10,253                 10,260
   8/31/1999         10,288                  10,163                 10,175
   9/30/1999         10,292                  10,150                 10,159
  10/31/1999         10,277                  10,111                 10,121
  11/30/1999         10,403                  10,231                 10,243
  12/31/1999         10,486                  10,309                 10,321
   1/31/2000         10,419                  10,260                 10,272
   2/29/2000         10,401                  10,264                 10,276
   3/31/2000         10,205                  10,104                 10,117
   4/30/2000         10,253                  10,114                 10,127
   5/31/2000         10,226                  10,006                 10,020
   6/30/2000         10,393                  10,225                 10,240
   7/31/2000         10,443                  10,276                 10,290
   8/31/2000         10,619                  10,393                 10,409
   9/30/2000         10,589                  10,300                 10,317
  10/31/2000         10,397                   9,998                 10,014
  11/30/2000         10,162                   9,645                  9,661
  12/31/2000         10,396                   9,906                  9,922
   1/31/2001         10,726                  10,525                 10,542
   2/28/2001         10,742                  10,655                 10,672
   3/31/2001         10,540                  10,462                 10,478
   4/30/2001         10,417                  10,354                 10,372
   5/31/2001         10,516                  10,514                 10,530
   6/30/2001         10,354                  10,269                 10,286
   7/31/2001         10,514                  10,420                 10,439
   8/31/2001         10,607                  10,511                 10,530
   9/30/2001         10,155                   9,878                  9,894
  10/31/2001         10,450                  10,196                 10,216
  11/30/2001         10,678                  10,529                 10,551
  12/31/2001         10,640                  10,444                 10,457
   1/31/2002         10,682                  10,496                 10,509
   2/28/2002         10,603                  10,405                 10,412
   3/31/2002         10,701                  10,633                 10,636
   4/30/2002         10,814                  10,777                 10,776
   5/31/2002         10,751                  10,760                 10,755
   6/30/2002         10,185                  10,179                  9,974
   7/31/2002          9,566                   9,818                  9,586
   8/31/2002          9,966                  10,097                  9,889
   9/30/2002          9,673                   9,963                  9,738
  10/31/2002          9,744                   9,871                  9,649
  11/30/2002         10,351                  10,445                 10,210
  12/31/2002         10,513                  10,559                 10,322
   1/31/2003         10,788                  10,791                 10,553
   2/28/2003         10,945                  10,917                 10,675
   3/31/2003         11,176                  11,162                 10,917
   4/30/2003         11,740                  11,697                 11,444
   5/31/2003         11,846                  11,776                 11,520
   6/30/2003         12,076                  12,076                 11,816
   7/31/2003         11,811                  11,885                 11,620
   8/31/2003         11,994                  12,017                 11,754
   9/30/2003         12,263                  12,320                 12,045
  10/31/2003         12,478                  12,544                 12,265
  11/30/2003         12,589                  12,703                 12,422
  12/31/2003         12,916                  12,975                 12,690
   1/31/2004         13,016                  13,143                 12,854
   2/29/2004         12,970                  13,171                 12,882
   3/31/2004         13,046                  13,288                 12,996
   4/30/2004         12,928                  13,176                 12,887
   5/31/2004         12,767                  12,964                 12,680
   6/30/2004         12,932                  13,129                 12,841
   7/31/2004         13,137                  13,336                 13,043
   8/31/2004         13,409                  13,583                 13,285
   9/30/2004         13,596                  13,767                 13,465
  10/31/2004         13,868                  14,009                 13,702
  11/30/2004         13,971                  14,095                 13,786
  12/31/2004         14,148                  14,263                 13,951
   1/31/2005         14,150                  14,274                 13,961
   2/28/2005         14,355                  14,468                 14,151
   3/31/2005         13,974                  14,081                 13,771
   4/30/2005         13,862                  14,003                 13,693
   5/31/2005         14,198                  14,258                 13,945
   6/30/2005         14,417                  14,483                 14,193

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

SECTOR BREAKDOWN‡

Corporate Bonds & Notes	76.6%
Short-Term Instruments	9.7%
Sovereign Issues	4.7%
Other	9.0%

‡ % of Total Investments as of June 30, 2005

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended June 30, 2005

		6 Months	1 Year	5 Years*	Since Inception*
	High Yield Portfolio Administrative Class (Inception 04/30/98)	1.90%	11.49%	6.77%	5.24%
- — - —	Merrill Lynch US High Yield, BB-B Rated, Constrained Index	1.54%	10.31%	7.21%	—
- - - - - - -	Merrill Lynch US High Yield, BB-B Rated, Index	1.74%	10.53%	6.75%	—
	* Annualized. All Portfolio returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

The Portfolio has changed its primary benchmark from the Merrill Lynch US High Yield, BB-B Rated, Index (the “Unconstrained Index”) to the Merrill Lynch US High Yield, BB-B Rated, Constrained Index (the “Constrained Index”). This change was made because, as a result of downgrades of large issuers from the investment grade universe into high yield in May 2005, the Unconstrained Index was no longer an appropriate benchmark due to a lack of issuer and industry diversification within the Unconstrained Index. Merrill Lynch US High Yield, BB-B Rated, Constrained Index tracks the performance of BB-B Rated US Dollar-denominated corporate bonds publicly issued in the US domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis.

Please refer to page 2 herein for an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$1,019.00	$1,021.08
Expenses Paid During Period†	$3.75	$3.76

†Expenses are equal to the Portfolio’s Administrative Class annualized expense ratio of 0.75%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The High Yield Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high-yield securities rated below-investment grade but rated at least Caa (subject to a maximum of 5% of total assets in securities rated Caa) by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality.

•	The Portfolio’s Administrative Class shares returned 1.90% for the six-month period ended June 30, 2005, outperforming the 1.54% return of the benchmark Merrill Lynch US High Yield, BB-B Rated, Constrained Index.

•	The Portfolio’s exposure to BB-rated issues added to returns, as these bonds outperformed the overall high-yield market by more than 0.50%.

•	Our focus on higher quality securitized bonds within the transportation sector was a significant contributor to outperformance, as these bonds outperformed their lower quality counterparts within the sector.

•	An overweight to telecoms, one of the top-performing sectors, coupled with strong security selection within the industry category, was a source of outperformance over the period.

•	An underweight to consumer cyclicals, which was weighed down heavily by the auto sector, was a positive for performance.

•	Security selection in the energy sector was a drag on performance, as oil field services underperformed the overall industry.

•	Exposure to emerging market sovereign debt added significantly to returns, as these bonds outperformed high yield securities by nearly 4%.

4	Semi-Annual Report	June 30, 2005

Financial Highlights

High Yield Portfolio (Administrative Class)

Selected Per Share Data for the Year or Period Ended:	06/30/2005†	12/31/2004	12/31/2003	12/31/2002		12/31/2001		12/31/2000

Net asset value beginning of period	$8.40	$8.19	$7.17	$7.88		$8.33		$9.18
Net investment income (a)	0.26	0.53	0.55	0.59		0.64		0.77
Net realized/unrealized gain (loss) on investments (a)	(0.11)	0.22	1.04	(0.70)		(0.45)		(0.85)
Total income (loss) from investment operations	0.15	0.75	1.59	(0.11)		0.19		(0.08)
Dividends from net investment income	(0.26)	(0.54)	(0.57)	(0.60)		(0.64)		(0.77)
Net asset value end of period	$8.29	$8.40	$8.19	$7.17		$7.88		$8.33
Total return	1.90%	9.54%	22.85%	(1.19)%		2.35%		(0.86)%
Net assets end of period (000s)	$432,509	$414,062	$955,599	$481,473		$264,718		$169,557
Ratio of net expenses to average net assets	0.75%*	0.75%	0.75%	0.75	%(b)	0.75	%(b)	0.75%
Ratio of net investment income to average net assets	6.42%*	6.48%	7.14%	8.14%		7.88%		8.81%
Portfolio turnover rate	46%	97%	97%	102%		129%		59%

†	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.76%.

See accompanying notes	June 30, 2005	Semi-Annual Report	5

Statement of Assets and Liabilities

High Yield Portfolio

June 30, 2005 (Unaudited)

Amounts in thousands, except per share amounts

Assets:

Investments, at value	$451,320
Cash	60
Foreign currency, at value	114
Receivable for investments sold	2,023
Receivable for investments sold on delayed-delivery basis	998
Unrealized appreciation on forward foreign currency contracts	1
Receivable for Portfolio shares sold	183
Interest and dividends receivable	8,905
Unrealized appreciation on swap agreements	110
Other assets	80
463,794

Liabilities:

Payable for investments purchased	$1,931
Payable for investments purchased on delayed-delivery basis	26,671
Unrealized depreciation on forward foreign currency contracts	194
Written options outstanding	129
Payable for Portfolio shares redeemed	1,341
Accrued investment advisory fee	88
Accrued administration fee	123
Accrued servicing fee	43
Variation margin payable	4
Swap premiums received	64
Unrealized depreciation on swap agreements	22
30,610

Net Assets	$433,184

Net Assets Consist of:

Paid in capital	$431,167
(Overdistributed) net investment income	(1,185)
Accumulated undistributed net realized (loss)	(6,804)
Net unrealized appreciation	10,006
$433,184

Net Assets:

Institutional Class	$675
Administrative Class	432,509

Shares Issued and Outstanding:

Institutional Class	81
Administrative Class	52,144

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Institutional Class	$8.29
Administrative Class	8.29

Cost of Investments Owned	$441,465
Cost of Foreign Currency Held	$115

6	Semi-Annual Report	June 30, 2005	See accompanying notes

Statement of Operations

High Yield Portfolio

Amounts in thousands
Six Months Ended June 30, 2005 (Unaudited)
Investment Income:

Interest	$14,360
Dividends, net of foreign taxes	81
Miscellaneous income	54
Total Income	14,495

Expenses:

Investment advisory fees	500
Administration fees	700
Distribution and/or servicing fees - Administrative Class	300
Trustees’ fees	2
Total Expenses	1,502

Net Investment Income	12,993

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments	3,236
Net realized (loss) on futures contracts and swaps	(238)
Net realized gain on foreign currency transactions	1,027
Net change in unrealized (depreciation) on investments	(9,368)
Net change in unrealized appreciation on futures contracts and swaps	366
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(90)
Net (Loss)	(5,067)

Net Increase in Net Assets Resulting from Operations	$7,926

See accompanying notes	June 30, 2005	Semi-Annual Report	7

Statements of Changes in Net Assets

High Yield Portfolio

Amounts in thousands
	Six Months Ended June 30, 2005 (Unaudited)	Year Ended December 31, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income	$12,993	$36,421
Net realized gain	4,025	36,782
Net change in unrealized (depreciation)	(9,092)	(40,035)
Net increase resulting from operations	7,926	33,168

Distributions to Shareholders:

From net investment income
Institutional Class	(13)	(14)
Administrative Class	(13,070)	(36,826)

Total Distributions	(13,083)	(36,840)

Portfolio Share Transactions:

Receipts for shares sold
Institutional Class	327	298
Administrative Class	98,164	225,123

Issued as reinvestment of distributions
Institutional Class	14	14
Administrative Class	13,070	33,322

Cost of shares redeemed
Institutional Class	(13)	(7)
Administrative Class	(87,626)	(796,285)
Net increase (decrease) resulting from Portfolio share transactions	23,936	(537,535)

Total Increase (Decrease) in Net Assets	18,779	(541,207)

Net Assets:

Beginning of period	414,405	955,612
End of period*	$433,184	$414,405

*Including (overdistributed) net investment income of:	$(1,185)	$(1,095)

8	Semi-Annual Report	June 30, 2005	See accompanying notes

Schedule of Investments

High Yield Portfolio

June 30, 2005 (Unaudited)

Principal
Amount	Value
(000s)	(000s)

BANK LOAN OBLIGATIONS 3.2%

Allegheny Energy, Inc.
4.793% due 03/08/2011 (a)	$143	$144
4.810% due 03/08/2011 (a)	674	678
4.870% due 03/08/2011 (a)	12	12
5.880% due 03/08/2011 (a)	287	289
Brenntag AG
5.880% due 02/28/2012 (a)	1,250	1,266
Centennial Communications
4.920% due 01/20/2011 (a)	754	765
5.342% due 01/20/2011 (a)	16	17
5.570% due 01/20/2011 (a)	26	27
5.770% due 01/20/2011 (a)	38	38
4.920% due 02/09/2011 (a)	54	55
El Paso Corp.
2.400% due 11/22/2009 (a)	750	756
6.125% due 11/22/2009 (a)	1,235	1,245
General Growth Properties
5.340% due 11/12/2007 (a)	990	997
5.370% due 11/12/2008 (a)	1,491	1,503
Headwaters, Inc.
5.400% due 04/30/2011 (a)	32	33
5.400% due 04/30/2011 (a)	1,405	1,418
Invensys PLC
6.881% due 09/30/2009 (a)	392	399
7.874% due 12/30/2009 (a)	900	918
Midwest Generation LLC
5.430% due 04/27/2011 (a)	877	884
PanAmSat Corp.
4.990% due 08/20/2009 (a)	181	183
4.990% due 08/20/2009 (a)	347	351
Qwest Corp.
7.934% due 06/30/2007 (a)	740	763
Reliant Resources, Inc.
5.675% due 12/22/2010 (a)	923	932
5.675% due 12/22/2010 (a)	74	75

Total Bank Loan Obligations (Cost $13,657)		13,748

CORPORATE BONDS & NOTES 79.8%
Banking & Finance 13.0%
AES Red Oak LLC
8.540% due 11/30/2019	327	366
Affinia Group, Inc.
9.000% due 11/30/2014	1,050	887
BCP Crystal US Holdings Corp.
9.625% due 06/15/2014	2,067	2,325
Bluewater Finance Ltd.
10.250% due 02/15/2012	2,125	2,284
Bombardier Capital, Inc.
7.090% due 03/30/2007 (j)	1,000	1,016
Bowater Canada Finance
7.950% due 11/15/2011	950	1,011
Dow Jones CDX High Yield Index
8.000% due 06/29/2010	6,000	6,101
8.250% due 06/29/2010	8,980	9,026
Eircom Funding
8.250% due 08/15/2013	800	872
Ferrellgas Escrow LLC
6.750% due 05/01/2014	400	388
Ford Motor Credit Co.
7.375% due 10/28/2009	260	254
7.375% due 02/01/2011	2,740	2,672
Forest City Enterprises, Inc.
7.625% due 06/01/2015	425	457
Fresenius Medical Care Capital Trust IV
7.875% due 06/15/2011	2,250	2,430
General Motors Acceptance Corp.
7.250% due 03/02/2011	875	821
6.000% due 04/01/2011	1,194	1,052
6.875% due 09/15/2011	1,200	1,109
6.875% due 08/28/2012	1,475	1,352
6.750% due 12/01/2014	225	202

Homer City Funding LLC
8.734% due 10/01/2026	$994	$1,168
JET Equipment Trust
10.000% due 06/15/2012 (d)	800	528
7.630% due 08/15/2012 (d)	403	250
JSG Funding PLC
9.625% due 10/01/2012	3,315	3,332
K&F Acquisition, Inc.
7.750% due 11/15/2014	1,000	1,027
Kraton Polymers LLC
8.125% due 01/15/2014	1,350	1,306
Qwest Capital Funding, Inc.
7.900% due 08/15/2010	1,650	1,650
7.250% due 02/15/2011	2,825	2,719
7.750% due 02/15/2031	140	121
Refco Finance Holdings LLC
9.000% due 08/01/2012	1,575	1,677
Riggs Capital Trust
8.625% due 12/31/2026	150	173
Rotech Healthcare, Inc.
9.500% due 04/01/2012	2,325	2,499
Standard Aero Holdings, Inc.
8.250% due 09/01/2014	350	371
Stone Container Finance
7.375% due 07/15/2014	625	591
Time Warner Telecom Holdings, Inc.
9.250% due 02/15/2014	325	315
UGS Corp.
10.000% due 06/01/2012	375	418
Universal City Development Partners
11.750% due 04/01/2010	1,300	1,498
Universal City Florida Holding Co.
8.375% due 05/01/2010	500	524
Ventas Realty LP
8.750% due 05/01/2009	825	916
6.750% due 06/01/2010	500	521
6.625% due 10/15/2014	300	303

		56,532

Industrials 50.2%
Abitibi-Consolidated, Inc.
6.950% due 12/15/2006	438	446
8.550% due 08/01/2010	350	367
7.750% due 06/15/2011	500	505
6.000% due 06/20/2013	400	370
8.375% due 04/01/2015	975	999
8.850% due 08/01/2030	1,953	1,880
AES Ironwood LLC
8.857% due 11/30/2025	1,609	1,830
Ahold Finance USA, Inc.
8.250% due 07/15/2010	200	221
Alderwoods Group, Inc.
7.750% due 09/15/2012	975	1,040
Alliance One International, Inc.
11.000% due 05/15/2012	750	776
Allied Waste North America, Inc.
8.875% due 04/01/2008	600	633
6.500% due 11/15/2010	300	297
6.375% due 04/15/2011	1,000	965
9.250% due 09/01/2012	1,400	1,519
7.875% due 04/15/2013	1,000	1,027
7.250% due 03/15/2015	1,375	1,337
American Media Operations, Inc.
10.250% due 05/01/2009	1,900	1,909
AmeriGas Partners LP
8.830% due 04/19/2010	406	429
7.250% due 05/20/2015	1,600	1,672
Arco Chemical Co.
10.250% due 11/01/2010	50	55
ArvinMeritor, Inc.
8.750% due 03/01/2012	2,075	2,174
Aviall, Inc.
7.625% due 07/01/2011	650	689
Bombardier, Inc.
6.750% due 05/01/2012	700	668

Bowater, Inc.
6.500% due 06/15/2013	$300	$298
Boyd Gaming Corp.
7.750% due 12/15/2012	850	913
Buhrmann US, Inc.
7.875% due 03/01/2015	1,000	980
Cablevision Systems Corp.
8.000% due 04/15/2012	1,500	1,477
CanWest Media, Inc.
8.000% due 09/15/2012	520	550
CCO Holdings LLC
8.750% due 11/15/2013	3,500	3,465
Cenveo Corp.
9.625% due 03/15/2012	1,000	1,085
CF Cable TV, Inc.
9.125% due 07/15/2007	500	501
Charter Communications Operating LLC
8.375% due 04/30/2014	1,750	1,750
Chesapeake Energy Corp.
7.500% due 06/15/2014	1,300	1,417
6.375% due 06/15/2015	1,300	1,339
6.625% due 01/15/2016	600	622
Choctaw Resort Development Enterprise
7.250% due 11/15/2019	400	401
Colorado Interstate Gas Co.
6.850% due 06/15/2037	200	207
Commonwealth Brands, Inc.
9.750% due 04/15/2008	650	687
10.625% due 09/01/2008	850	899
Continental Airlines, Inc.
6.920% due 04/02/2013 (j)	895	897
7.461% due 04/01/2015	80	76
7.373% due 12/15/2015	292	244
6.545% due 02/02/2019	165	165
Crown European Holdings S.A.
9.500% due 03/01/2011	1,225	1,360
10.875% due 03/01/2013	1,450	1,711
CSC Holdings, Inc.
8.125% due 08/15/2009	2,305	2,345
7.625% due 04/01/2011	2,250	2,233
6.750% due 04/15/2012	1,250	1,181
DaVita, Inc.
6.625% due 03/15/2013	750	778
7.250% due 03/15/2015	1,250	1,291
Delhaize America, Inc.
9.000% due 04/15/2031	500	627
Delphi Corp.
6.500% due 05/01/2009	1,375	1,148
6.500% due 08/15/2013	325	243
Delta Air Lines, Inc.
7.379% due 05/18/2010	256	246
7.570% due 11/18/2010	950	894
Dex Media West LLC
8.500% due 08/15/2010	2,400	2,628
9.875% due 08/15/2013	1,862	2,132
DirecTV Holdings LLC
8.375% due 03/15/2013	1,609	1,790
Dobson Communications Corp.
8.875% due 10/01/2013	400	368
Dresser, Inc.
9.375% due 04/15/2011	2,850	3,014
Dresser-Rand Group, Inc.
7.375% due 11/01/2014	450	470
Dura Operating Corp.
8.625% due 04/15/2012	1,325	1,199
Dynegy Danskammer & Roseton LLC
7.270% due 11/08/2010	1,775	1,775
7.670% due 11/08/2016	2,400	2,305
EchoStar DBS Corp.
5.750% due 10/01/2008	2,800	2,797
El Paso CGP Co.
6.500% due 06/01/2008	250	249
7.625% due 09/01/2008	750	771
7.750% due 06/15/2010	250	256
10.750% due 10/01/2010	1,500	1,673
9.625% due 05/15/2012	200	220
7.750% due 10/15/2035	400	376

See accompanying notes	June 30, 2005	Semi-Annual Report	9

Schedule of Investments (Cont.)

High Yield Portfolio

June 30, 2005 (Unaudited)

Principal
Amount	Value
(000s)	(000s)

El Paso Corp.
7.000% due 05/15/2011	$100	$100
7.875% due 06/15/2012	2,155	2,230
7.375% due 12/15/2012	300	302
7.800% due 08/01/2031	700	684
El Paso Production Holding Co.
7.750% due 06/01/2013	2,250	2,413
Encore Acquisition Co.
6.250% due 04/15/2014	300	305
Equistar Chemicals LP
10.125% due 09/01/2008	545	593
8.750% due 02/15/2009	2,035	2,152
Exco Resources, Inc.
7.250% due 01/15/2011	500	503
Extendicare Health Services, Inc.
9.500% due 07/01/2010	800	868
Ferrellgas Partners LP
6.990% due 08/01/2005 (j)	1,000	1,002
8.870% due 08/01/2009 (j)	1,200	1,276
8.750% due 06/15/2012	700	704
Fisher Scientific International, Inc.
8.000% due 09/01/2013	1,000	1,148
Freescale Semiconductor, Inc.
5.891% due 07/15/2009 (a)	375	391
7.125% due 07/15/2014	250	270
Gazprom International S.A.
9.625% due 03/01/2013	870	1,069
7.201% due 02/01/2020	600	647
Georgia-Pacific Corp.
8.000% due 01/15/2024	3,750	4,331
7.375% due 12/01/2025	1,000	1,086
8.875% due 05/15/2031	650	808
Greif, Inc.
8.875% due 08/01/2012	400	432
Grupo Transportacion Ferroviaria Mexicana S.A.
9.375% due 05/01/2012	500	523
Hanover Compressor Co.
9.000% due 06/01/2014	500	535
Hanover Equipment Trust
8.500% due 09/01/2008	2,300	2,404
HCA, Inc.
7.875% due 02/01/2011	950	1,048
6.300% due 10/01/2012	350	360
6.250% due 02/15/2013	2,350	2,408
6.750% due 07/15/2013	1,125	1,189
6.375% due 01/15/2015	300	312
HealthSouth Corp.
8.375% due 10/01/2011 (d)	495	494
7.625% due 06/01/2012 (d)	3,675	3,583
Herbst Gaming, Inc.
7.000% due 11/15/2014	500	506
Horizon Lines LLC
9.000% due 11/01/2012	2,050	2,158
Ingles Markets, Inc.
8.875% due 12/01/2011	1,000	1,021
Insight Midwest LP
9.750% due 10/01/2009	695	722
9.750% due 10/01/2009	900	937
10.500% due 11/01/2010	915	974
Invensys PLC
9.875% due 03/15/2011	650	624
ISP Chemco, Inc.
10.250% due 07/01/2011	1,465	1,604
ITT Corp.
7.375% due 11/15/2015	1,900	2,123
JC Penney Co., Inc.
8.000% due 03/01/2010	600	663
9.000% due 08/01/2012	475	564
7.650% due 08/15/2016	900	1,024
7.950% due 04/01/2017	150	174
7.125% due 11/15/2023	300	327
8.125% due 04/01/2027	445	472
7.400% due 04/01/2037	155	168

Jefferson Smurfit Corp.
8.250% due 10/01/2012	$800	$808
7.500% due 06/01/2013	500	480
Johnsondiversey, Inc.
9.625% due 05/15/2012	390	398
K2, Inc.
7.375% due 07/01/2014	1,150	1,216
Kerr-McGee Corp.
6.950% due 07/01/2024	550	571
Legrand Holding S.A.
10.500% due 02/15/2013	1,085	1,242
Legrand S.A.
8.500% due 02/15/2025	550	668
Mandalay Resort Group
9.375% due 02/15/2010	1,900	2,133
7.625% due 07/15/2013	200	212
Mediacom Broadband LLC
11.000% due 07/15/2013	2,940	3,197
Meritor Automotive, Inc.
6.800% due 02/15/2009	250	249
MGM Mirage, Inc.
6.000% due 10/01/2009	1,175	1,187
8.375% due 02/01/2011	1,550	1,697
6.625% due 07/15/2015	1,000	1,016
Nalco Co.
7.750% due 11/15/2011	1,550	1,659
8.875% due 11/15/2013	500	539
Newpark Resources, Inc.
8.625% due 12/15/2007	1,390	1,383
Norampac, Inc.
6.750% due 06/01/2013	1,650	1,662
Northwest Airlines, Inc.
6.810% due 02/01/2020	828	717
Novelis, Inc.
7.250% due 02/15/2015	1,500	1,513
Owens Brockway Glass Container, Inc.
6.750% due 12/01/2014	1,000	1,016
Owens-Brockway Glass Container, Inc.
7.750% due 05/15/2011	150	160
8.750% due 11/15/2012	775	858
8.250% due 05/15/2013	850	928
PacifiCare Health Systems, Inc.
10.750% due 06/01/2009	417	461
Peabody Energy Corp.
6.875% due 03/15/2013	2,041	2,174
Plains Exploration & Production Co.
7.125% due 06/15/2014	1,625	1,747
PQ Corp.
7.500% due 02/15/2013	300	296
Premier Entertainment Biloxi LLC
10.750% due 02/01/2012	750	731
Primedia, Inc.
8.638% due 05/15/2010 (a)	150	158
Psychiatric Solutions, Inc.
7.750% due 07/15/2015	275	275
Quebecor Media, Inc.
11.125% due 07/15/2011	1,400	1,563
Qwest Corp.
7.250% due 02/15/2011	2,400	2,334
8.875% due 03/15/2012	650	710
7.500% due 02/15/2014	3,200	3,044
6.875% due 09/15/2033	1,000	871
Rayovac Corp.
8.500% due 10/01/2013	1,025	1,076
7.375% due 02/01/2015	1,050	1,021
Rogers Cable, Inc.
6.750% due 03/15/2015	1,160	1,189
Roundy’s, Inc.
8.875% due 06/15/2012	1,900	1,967
Royal Caribbean Cruises Ltd.
7.500% due 10/15/2027	1,000	1,100
Safety Kleen Services
9.250% due 06/01/2008 (d)	1,450	0

Seneca Gaming Corp.
7.250% due 05/01/2012	$1,325	$1,376
SESI LLC
8.875% due 05/15/2011	2,015	2,161
Sinclair Broadcast Group, Inc.
8.750% due 12/15/2011	920	971
Smurfit-Stone Container Enterprises, Inc.
9.750% due 02/01/2011	525	558
8.375% due 07/01/2012	1,350	1,370
Sonat, Inc.
7.625% due 07/15/2011	2,650	2,683
Station Casinos, Inc.
6.000% due 04/01/2012	925	944
6.500% due 02/01/2014	700	718
Suburban Propane Partners LP
6.875% due 12/15/2013	500	478
Superior Essex Communications
9.000% due 04/15/2012	500	498
Tenet Healthcare Corp.
6.375% due 12/01/2011	480	460
6.500% due 06/01/2012	125	119
7.375% due 02/01/2013	2,625	2,605
9.875% due 07/01/2014	700	754
Tenneco Automotive, Inc.
10.250% due 07/15/2013	2,100	2,384
8.625% due 11/15/2014	525	530
Triad Hospitals, Inc.
7.000% due 05/15/2012	1,225	1,283
7.000% due 11/15/2013	1,150	1,187
Trinity Industries, Inc.
6.500% due 03/15/2014	900	900
TRW Automotive, Inc.
9.375% due 02/15/2013	2,025	2,253
United Airlines, Inc.
6.201% due 09/01/2008	218	207
7.730% due 07/01/2010	800	746
7.186% due 04/01/2011 (d)	195	187
6.602% due 09/01/2013	486	471
US Airways Group, Inc.
9.625% due 09/01/2024 (d)	1,029	407
0.000% due 01/01/2049 (d)	84	38
Valero Energy Corp.
7.800% due 06/14/2010	850	865
Vintage Petroleum, Inc.
7.875% due 05/15/2011	1,000	1,060
8.250% due 05/01/2012	790	861
VWR International, Inc.
6.875% due 04/15/2012	210	208
8.000% due 04/15/2014	1,990	1,905
Warner Chilcott Corp.
8.750% due 02/01/2015	950	929
Williams Cos., Inc.
7.625% due 07/15/2019	3,200	3,616
7.875% due 09/01/2021	2,930	3,348
7.750% due 06/15/2031	270	299
Wynn Las Vegas LLC
6.625% due 12/01/2014	2,475	2,419
Xerox Corp.
6.875% due 08/15/2011	2,500	2,663
Young Broadcasting, Inc.
10.000% due 03/01/2011	580	554

		217,333

Utilities 16.6%
AES Corp.
8.750% due 05/15/2013	2,850	3,199
American Cellular Corp.
10.000% due 08/01/2011	1,200	1,224
American Tower Corp.
7.125% due 10/15/2012	1,000	1,063
Cincinnati Bell, Inc.
7.250% due 07/15/2013	2,025	2,136
8.375% due 01/15/2014	1,970	2,029

10	Semi-Annual Report	June 30, 2005	See accompanying notes

Principal
Amount	Value
(000s)	(000s)

Citizens Communications Co.
6.250% due 01/15/2013	$1,100	$1,070
CMS Energy Corp.
7.500% due 01/15/2009	1,675	1,771
7.750% due 08/01/2010	1,575	1,701
8.500% due 04/15/2011	500	560
Gaz Capital S.A.
8.625% due 04/28/2034	175	220
Hawaiian Telcom Communications, Inc.
9.750% due 05/01/2013	500	533
Intelsat Bermuda Ltd.
7.805% due 01/15/2012 (a)	1,000	1,023
8.250% due 01/15/2013	175	182
IPALCO Enterprises, Inc.
8.375% due 11/14/2008	1,050	1,137
8.625% due 11/14/2011	490	554
MCI, Inc.
7.688% due 05/01/2009	5,020	5,240
8.735% due 05/01/2014	2,575	2,894
Midwest Generation LLC
8.560% due 01/02/2016	5,375	5,966
8.750% due 05/01/2034	2,550	2,869
Mobile Telesystems Finance S.A.
8.000% due 01/28/2012	450	458
MSW Energy Holdings LLC
7.375% due 09/01/2010	650	670
8.500% due 09/01/2010	500	531
Nevada Power Co.
5.875% due 01/15/2015	200	202
Nextel Communications, Inc.
6.875% due 10/31/2013	3,250	3,490
7.375% due 08/01/2015	2,675	2,902
Northwestern Bell Telephone
7.750% due 05/01/2030	1,208	1,120
NRG Energy, Inc.
8.000% due 12/15/2013	1,990	2,109
PSEG Energy Holdings LLC
7.750% due 04/16/2007	700	726
8.625% due 02/15/2008	850	907
10.000% due 10/01/2009	870	981
8.500% due 06/15/2011	2,125	2,327
Qwest Communications International, Inc.
7.500% due 02/15/2014	2,500	2,378
Qwest Services Corp.
13.500% due 12/15/2010	3,000	3,480
Reliant Energy, Inc.
9.250% due 07/15/2010	1,975	2,163
9.500% due 07/15/2013	850	948
6.750% due 12/15/2014	1,600	1,572
Rogers Wireless Communications, Inc.
7.250% due 12/15/2012	150	163
8.000% due 12/15/2012	1,270	1,375
6.375% due 03/01/2014	350	358
7.500% due 03/15/2015	445	486
Rural Cellular Corp.
8.250% due 03/15/2012	950	998
Sierra Pacific Resources
7.803% due 06/15/2012	1,500	1,607
South Point Energy
8.400% due 05/30/2012	2,406	2,285
Tenaska Alabama Partners LP
7.000% due 06/30/2021	400	408
Time Warner Telecom, Inc.
9.750% due 07/15/2008	475	480
10.125% due 02/01/2011	500	503
9.250% due 02/15/2014	300	291
Triton PCS, Inc.
8.500% due 06/01/2013	575	533

		71,822

Total Corporate Bonds & Notes (Cost $337,154)		345,687

MUNICIPAL BONDS & NOTES 0.2%

New Jersey State Tobacco Securitization Agency Revenue Bonds, Series 2003
6.375% due 06/01/2032		$650	$699

Total Municipal Bonds & Notes (Cost $624)			699

U.S. TREASURY OBLIGATIONS 2.9%

U.S. Treasury Bond
5.375% due 02/15/2031		4,800	5,665
U.S. Treasury Notes
4.250% due 11/15/2013		2,600	2,664
4.125% due 05/15/2015		4,400	4,466

Total U.S. Treasury Obligations (Cost $12,739)			12,795

SOVEREIGN ISSUES 4.9%

Republic of Brazil
11.000% due 01/11/2012		800	954
4.313% due 04/15/2012 (a)		165	159
10.250% due 06/17/2013		200	235
8.000% due 04/15/2014		2,111	2,176
8.000% due 04/15/2014		7,388	7,616
10.500% due 07/14/2014		2,100	2,488
8.250% due 01/20/2034		1,100	1,079
Republic of Guatemala
9.250% due 08/01/2013		1,075	1,273
Republic of Panama
9.375% due 07/23/2012		375	456
7.250% due 03/15/2015		50	55
8.875% due 09/30/2027		1,050	1,257
Republic of Peru
9.125% due 02/21/2012		2,050	2,409
9.875% due 02/06/2015		775	963

Total Sovereign Issues (Cost $19,938)			21,120

FOREIGN CURRENCY-DENOMINATED ISSUES (k) 1.4%

BCP Crystal US Holdings Corp.
10.375% due 06/15/2014	EC	195	272
Cirsa Finance Luxembourg S.A.
8.750% due 05/15/2014		100	129
8.750% due 05/15/2014		50	65
Cognis GmbH
11.199% due 01/15/2015 (a)(e)		100	108
Johnsondiversey, Inc.
9.625% due 05/15/2012		350	417
JSG Funding PLC
10.125% due 10/01/2012		650	822
11.500% due 10/01/2015 (e)		100	93
11.500% due 10/01/2015		1,019	987
Kronos International, Inc.
8.875% due 06/30/2009		300	387
Lighthouse International Co. S.A.
8.000% due 04/30/2014		450	564
8.000% due 04/30/2014		1,770	2,220

Total Foreign Currency-Denominated Issues (Cost $6,067)			6,064

COMMON STOCKS 0.1%
	Shares
Dobson Communications Corp. (c)		85,601	365

Total Common Stocks (Cost $564)			365

CONVERTIBLE PREFERRED STOCK 0.0%

Dobson Communications Corp.
6.000% due 08/19/2016		650	$78

Total Convertible Preferred Stock (Cost $108)			78

CONVERTIBLE BONDS & NOTES 0.7%
	Principal Amount (000s)
Industrials 0.2%
Dimon, Inc.
6.250% due 03/31/2007		$850	861

Utilities 0.5%
AES Corp.
4.500% due 08/15/2005		1,500	1,507
Rogers Communications, Inc.
2.000% due 11/26/2005		665	751

			2,258

Total Convertible Bonds & Notes (Cost $2,934)			3,119

PREFERRED SECURITY 0.9%
	Shares
Fresenius Medical Care Capital Trust II
7.875% due 02/01/2008		2,050	2,148
Riggs Capital Trust II
8.875% due 03/15/2027		550,000	635
8.875% due 03/15/2027		950,000	1,097

Total Preferred Security (Cost $3,646)			3,880

SHORT-TERM INSTRUMENTS (k) 10.1%
	Principal Amount (000s)
Commercial Paper 5.8%
Bank of Ireland
3.190% due 08/22/2005		$2,000	1,991
Barclays U.S. Funding Corp.
3.290% due 09/06/2005		6,300	6,260
CDC IXIS Commercial Paper, Inc.
3.165% due 08/12/2005		2,200	2,192
Rabobank USA Financial Corp.
3.105% due 08/08/2005		1,600	1,595
Skandinaviska Enskilda Banken AB (SEB)
3.170% due 08/18/2005		1,400	1,394
3.310% due 09/15/2005		600	596
Svenska Handelsbanken, Inc.
3.155% due 08/03/2005		1,800	1,795
UBS Finance Delaware LLC
3.390% due 07/01/2005		4,300	4,300
3.180% due 09/06/2005		700	695
3.285% due 10/03/2005		4,300	4,261

			25,079

Repurchase Agreement 0.7%
State Street Bank
2.650% due 07/01/2005		2,903	2,903

(Dated 06/30/2005. Collateralized by Fannie Mae 2.875% due 10/15/2005 valued at $2,962. Repurchase proceeds are $2,903.)
French Treasury Bill 3.0%
5.000% due 07/12/2005	EC	10,830	13,113

Netherlands Treasury Bill 0.4%
2.020% due 08/31/2005		1,600	1,930

See accompanying notes	June 30, 2005	Semi-Annual Report	11

Schedule of Investments (Cont.)

High Yield Portfolio

June 30, 2005 (Unaudited)

Principal
Amount	Value
(000s)	(000s)

U.S. Treasury Bills 0.2%
2.935% due 09/01/2005-09/15/2005 (f)(g)	$745	$740

Total Short-Term Instruments (Cost $44,033)		43,765

Total Investments (b) 104.2%		$451,320
(Cost $441,465)
Written Options (i) (0.0%)		(129)
(Premiums $191)
Other Assets and Liabilities (Net) (4.2%)		(18,007)

Net Assets 100.0%		$433,184

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a) Variable rate security.

(b) As of June 30, 2005, portfolio securities with an aggregate market value of $5,280 were valued with reference to securities whose prices are more readily obtainable.

(c) Non-income producing security.

(d) Security is in default.

(e) Payment in-kind bond security.

(f) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(g) Securities with an aggregate market value of $740 have been segregated with the custodian to cover margin requirements for the following open futures contracts at June 30, 2005:

Type	Expiration Month	# of Contracts	Unrealized Appreciation
Eurodollar March Long Futures	03/2006	156	$18

(h) Swap agreements outstanding at June 30, 2005:

Credit Default Swaps
Counterparty	Reference Entity	Buy/Sell Protection	Pay/Receive Fixed rate	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Bear Stearns & Co., Inc.	MCI, Inc. 6.688% due 05/01/2009	Sell	1.750%	09/20/2005	$2,000	$8
Bear Stearns & Co., Inc.	AT&T Corp. 9.050% due 11/15/2011	Sell	1.520%	12/20/2007	1,000	31
Credit Suisse First Boston	MCI, Inc. 7.735% due 05/01/2014	Sell	1.150%	12/20/2005	1,000	4
Credit Suisse First Boston	Bombardier, Inc. 6.750% due 05/01/2012	Sell	1.400%	06/20/2006	1,500	1
J.P. Morgan Chase & Co.	Dow Jones CDX 4-100 Index	Sell	3.600%	06/20/2010	2,970	31
Lehman Brothers, Inc.	General Motors Corp. 7.100% due 03/15/2006	Sell	0.820%	12/20/2005	2,000	(6)
Merrill Lynch & Co., Inc.	Bombardier, Inc. 5.750% due 02/22/2008	Sell	3.250%	03/20/2006	1,500	24
Wachovia Bank N.A.	General Motors Acceptance Corp. 6.875% due 08/28/2012	Sell	2.300%	12/20/2005	2,000	11
Wachovia Bank N.A.	General Motors Corp. 7.125% due 07/15/2013	Sell	1.200%	03/20/2006	1,000	(7)
Wachovia Bank N.A.	General Motors Corp. 7.125% due 07/15/2013	Sell	1.160%	03/20/2006	1,000	(5)
Wachovia Bank N.A.	General Motors Corp. 7.125% due 07/15/2013	Sell	0.970%	03/20/2006	500	(4)

						$88

(i) Premiums received on written options:
Name of Issuer		Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury Note September Futures		$116.000	07/22/2005	93	$11	$3
Call - CBOT U.S. Treasury Note September Futures		115.000	07/22/2005	95	18	9
Call - CBOT U.S. Treasury Note September Futures		116.000	08/26/2005	174	46	24
Put - CBOT U.S. Treasury Bond September Futures		114.000	08/26/2005	88	35	21
Put - CBOT U.S. Treasury Note December Futures		110.000	11/22/2005	136	81	72

					$191	$129

(j) Restricted security as of June 30, 2005:
Issuer Description	Coupon Rate	Maturity Date	Acquisition Date	Cost as of June 30, 2005	Market Value as of June 30, 2005	Market Value as Percentage of Net Assets
Bombardier Capital, Inc.	7.090%	03/30/2007	08/11/2003	$ 1,000	$1,016	0.23%
Continental Airlines, Inc.	6.920%	04/02/2013	07/01/2003	895	897	0.21%
Ferrellgas Partners LP	6.990%	08/01/2005	06/30/2003	1,000	1,002	0.23%
Ferrellgas Partners LP	8.870%	08/01/2009	06/30/2003	1,200	1,276	0.29%

				$ 4,095	$4,191	0.96%

12	Semi-Annual Report	June 30, 2005	See accompanying notes

(k) Forward foreign currency contracts outstanding at June 30, 2005:
Type	Currency	Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	EC	234	07/2005	$0	$0	$0
Sell		7,027	07/2005	1	0	1
Buy	JY	527,939	07/2005	0	(194)	(194)

				$1	$(194)	$(193)

See accompanying notes	June 30, 2005	Semi-Annual Report	13

Notes to Financial Statements

June 30, 2005 (Unaudited)

1. Organization

The High Yield Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented in these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed-income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open. Market value is generally determined on the basis of last reported sales price, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed-income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as a component of to interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from financial accounting principles generally accepted in the United States of America (“GAAP”). Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported in the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized

14	Semi-Annual Report	June 30, 2005

and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative and servicing fees.

Delayed-Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Portfolio are maintained in U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollar based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout reports are defined as follows:

EC	-	Euro
JY	-	Japanese Yen

Forward Currency Transactions. The Portfolio may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Loan Agreements. The Portfolio may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower on the loan. At the end of the period, the Portfolio had unfunded loan commitments of $0.

June 30, 2005	Semi-Annual Report	15

Notes to Financial Statements (Cont.)

June 30, 2005 (Unaudited)

Options Contracts. The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Payment In-Kind Securities. The Portfolio may invest in payment in-kind securities. Payment in-kind securities (PIKs) give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from interest receivable to the unrealized appreciation or depreciation on investment in the Statements of Assets and Liabilities.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Restricted Securities. The Portfolio is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return, forward spread lock, and credit default swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms and the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss in the Statements of Operations upon termination of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received by the Portfolio are included as part of realized gain (loss) on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit,

16	Semi-Annual Report	June 30, 2005

market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

As a result of a FASB Emerging Issues Task Force (“EITF”) consensus, No. 03-11, and related SEC staff guidance, the Portfolio has reclassified periodic payments made or received under swap agreements, which were previously included within miscellaneous income, to a component of realized gain (loss) in the Statement of Operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year’s Statement of Changes in Net Assets and the per share amounts in the prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly.

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO) is a majority owned subsidiary of Allianz Global Investors of America L.P., formerly known as Allianz Dresdner Asset Management of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.35%.

Servicing Fee. Allianz Global Investors Distributors, LLC (the “Distributor”), formerly known as PA Distributors LLC (“PAD”), is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributor was 0.15% during current fiscal year.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current period ended June 30, 2005, each unaffiliated Trustee received an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, each Committee Chair received an additional annual retainer of $500 and each Audit Committee Chair received an additional annual retainer of $1,500. These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4. Purchases and Sales of Securities

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

June 30, 2005	Semi-Annual Report	17

Notes to Financial Statements (Cont.)

June 30, 2005 (Unaudited)

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2005 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$47,871	$63,783	$183,464	$128,219

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

Premium
Balance at 12/31/2004	$783
Sales	303
Closing Buys	(876)
Expirations	(19)
Exercised	0
Balance at 06/30/2005	$191

6. Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2005		Year Ended 12/31/2004
	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	40	$327	38	$298
Administrative Class	11,901	98,164	27,559	225,123

Issued as reinvestment of distributions

Institutional Class	2	14	2	14
Administrative Class	1,584	13,070	4,089	33,322

Cost of shares redeemed

Institutional Class	(2)	(13)	(1)	(7)
Administrative Class	(10,642)	(87,626)	(98,992)	(796,285)

Net increase (decrease) resulting from Portfolio share transactions	2,883	$23,936	(67,305)	$(537,535)

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held
Institutional Class	1	98
Administrative Class	3	88	*

*	Allianz Life Insurance Co., an indirect wholly owned subsidiary of Allianz Global Investors of Americas L.P. and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio, and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

7. Federal Income Tax Matters

At June 30, 2005, the aggregate cost of investments was the same for federal income tax and financial statement purposes. The net unrealized appreciation (depreciation) of investment securities for federal income tax purposes is as follows (amounts in thousands):

Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation
$ 15,082	$ (5,227)	$9,855

18	Semi-Annual Report	June 30, 2005

8. Regulatory & Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, Allianz Global Investors (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.), PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and Allianz Global Investors Distributors LLC (“AGID”), in connection with the same matter. In the New Jersey Settlement, AGI, PEA and AGID neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and AGID had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, AGID, and certain of their affiliates, including PIMCO Funds (formerly, PIMCO Funds: Pacific Investment Management Series), Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series), and the Trustees of the Trust (in their capacity as Trustees of the PIMCO or Allianz Funds), have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO and Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the Allianz and PIMCO Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the PIMCO Funds’ Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the Allianz and PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

On April 11, 2005, the Attorney General of the State of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia (the “West Virginia Complaint”) against Allianz Global Investors Fund Management LLC (formerly PA Fund Management LLC) (“AGIF”), PEA and AGID alleging, among other things, that they improperly allowed broker-dealers, hedge funds and investment advisers to engage in frequent trading of various open-end funds advised or distributed by AGIF and certain of its affiliates in violation of the funds’ stated restrictions on “market timing.” On May 31, 2005, AGIF, PEA and AGID, along with the other mutual fund defendants in the action, removed the action to the U.S. District Court for the District of West Virginia. The West Virginia Complaint also names numerous other defendants unaffiliated with AGIF in separate claims alleging improper market timing and/or late trading of open-end investment companies advised or distributed by such other defendants. The West Virginia Complaint seeks injunctive relief, civil monetary penalties, investigative costs and attorney’s fees.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, AGID and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser, and AGID could be barred from serving as principal underwriter, to any registered investment company, including the Portfolios of the Trust. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, AGID, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order. If the West Virginia Attorney General were to obtain a court injunction against AGIF, PEA or AGID, the Applicants would, in turn, seek exemptive relief under Section 9(c) with respect to that matter, although there is no assurance that such exemptive relief would be granted.

The foregoing speaks only as of the date of this report. It is possible that these matters and/or other developments resulting from these matters could result in increased Portfolio redemptions or other adverse consequences to the Portfolio. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Portfolio.

June 30, 2005	Semi-Annual Report	19

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

PIMCO VARIABLE INSURANCE TRUST

HIGH YIELD PORTFOLIO

INSTITUTIONAL CLASS

SEMI-ANNUAL REPORT
June 30, 2005

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust prospectus. Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. This and other information is contained in the Portfolio’s prospectus. Please read the prospectus carefully before you invest or send money.

Chairman’s Letter

Dear Shareholder:

We are pleased to present this semi-annual report for the PIMCO Variable Insurance Trust, covering the six-month period ended June 30, 2005.

Bonds generally rallied worldwide during the first half of 2005, as intermediate and long-term interest rates fell, risk appetites for credit-sensitive assets revived somewhat and signs of a global economic slowdown emerged. In the U.S., fixed income returns were also positive overall for the first six months of 2005, as second quarter gains generally offset losses in the first quarter.

The phenomenon of decreasing longer-dated yields amid a tightening cycle by the Federal Reserve—dubbed a “conundrum” by Fed Chairman Alan Greenspan—continued throughout the six-month period. Amidst the explanation of the “conundrum,” several factors emerge. First, inflation remains relatively contained, while weakness in the manufacturing data signaled that the U.S. economy could be poised to slow down. Second, Asian central banks continued to buy Treasuries to keep their currencies from appreciating versus the U.S. dollar, thereby helping to finance the U.S. trade deficit. Finally, demand from U.S. pension funds to reduce the mismatch between the duration of their assets and liabilities provided support for longer-dated bonds.

On the following pages you will find details on the Portfolio and its total return investment performance, including our discussion of the primary factors that affected performance during the six-month reporting period.

We appreciate the trust you have placed in us, and we will strive to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

July 31, 2005

June 30, 2005	Semi-Annual Report	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of fifteen separate investment portfolios. Each portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of a portfolio directly. Shares of a portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: real rate risk, derivative risk, small company risk, non-U.S. security risk, high-yield security risk and specific sector investment risks. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a portfolio could not close out a position when it would be most advantageous to do so. A Portfolio investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified portfolio. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

Inflation-indexed bonds issued by the U.S. Government, also known as “TIPS”, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Repayment upon maturity of the original principal as adjusted for inflation is guaranteed by the U.S. Government. Neither the current market value of inflation-indexed bonds nor the value of shares of a portfolio that invests in inflation-indexed bonds is guaranteed, and either or both may fluctuate.

On the performance summary page in this semi-annual report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay (i) on Portfolio distributions or (ii) the redemption of Portfolio shares. The Portfolio’s performance also does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns.

An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the SEC’s website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

2	Semi-Annual Report	June 30, 2005

Important Information (continued)

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this semi-annual report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from January 1, 2005 to June 30, 2005.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel or litigation expense).

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

June 30, 2005	Semi-Annual Report	3

High Yield Portfolio

CUMULATIVE RETURNS THROUGH JUNE 30, 2005

                 High Yield      Merrill Lynch US High        Merrill Lynch
                  Portfolio        Yield, BB-B Rated        US High Yield, BB-B
            Institutional Class   Index, Constrained           Rated, Index
            -------------------  -----------------------   --------------------
 6/30/2002         $10,000              $10,000                  $10,000
 7/31/2002           9,392                9,645                    9,611
 8/31/2002           9,785                9,920                    9,914
 9/30/2002           9,499                9,788                    9,764
10/31/2002           9,570                9,698                    9,675
11/30/2002          10,168               10,262                   10,237
12/31/2002          10,343               10,373                   10,349
 1/31/2003          10,618               10,601                   10,581
 2/28/2003          10,774               10,725                   10,703
 3/31/2003          11,002               10,966                   10,946
 4/30/2003          11,559               11,492                   11,473
 5/31/2003          11,666               11,569                   11,550
 6/30/2003          11,894               11,864                   11,847
 7/31/2003          11,634               11,676                   11,651
 8/31/2003          11,816               11,806                   11,784
 9/30/2003          12,083               12,103                   12,077
10/31/2003          12,296               12,323                   12,297
11/30/2003          12,407               12,480                   12,454
12/31/2003          12,731               12,747                   12,724
 1/31/2004          12,831               12,912                   12,888
 2/29/2004          12,788               12,940                   12,916
 3/31/2004          12,865               13,054                   13,030
 4/30/2004          12,750               12,944                   12,920
 5/31/2004          12,593               12,736                   12,713
 6/30/2004          12,757               12,898                   12,874
 7/31/2004          12,961               13,101                   13,077
 8/31/2004          13,231               13,345                   13,320
 9/30/2004          13,417               13,525                   13,500
10/31/2004          13,686               13,763                   13,738
11/30/2004          13,790               13,847                   13,822
12/31/2004          13,967               14,013                   13,987
 1/31/2005          13,970               14,023                   13,997
 2/28/2005          14,174               14,214                   14,188
 3/31/2005          13,800               13,833                   13,807
 4/30/2005          13,691               13,757                   13,729
 5/31/2005          14,025               14,007                   13,982
 6/30/2005          14,243               14,228                   14,230

$10,000 invested at the end of the nearest month to the inception date of the Portfolio’s Institutional Class.

SECTOR BREAKDOWN‡

Corporate Bonds & Notes	76.6%
Short-Term Instruments	9.7%
Sovereign Issues	4.7%
Other	9.0%

‡ % of Total Investments as of June 30, 2005

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended June 30, 2005

		6 Months	1 Year	Since Inception*
	High Yield Portfolio Institutional Class (Inception 07/01/02)	1.98%	11.65%	12.52%
- — - —	Merrill Lynch US High Yield, BB-B Rated, Constrained Index	1.54%	10.31%	—
- - - - - - -	Merrill Lynch US High Yield, BB-B Rated, Index	1.74%	10.53%	—
	* Annualized. All Portfolio returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

The Portfolio has changed its primary benchmark from the Merrill Lynch US High Yield, BB-B Rated, Index (the “Unconstrained Index”) to the Merrill Lynch US High Yield, BB-B Rated, Constrained Index (the “Constrained Index”). This change was made because, as a result of downgrades of large issuers from the investment grade universe into high yield in May 2005, the Unconstrained Index was no longer an appropriate benchmark due to a lack of issuer and industry diversification within the Unconstrained Index. Merrill Lynch US High Yield, BB-B Rated, Constrained Index tracks the performance of BB-B Rated US Dollar-denominated corporate bonds publicly issued in the US domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis.

Please refer to page 2 herein for an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$1,019.80	$1,021.82
Expenses Paid During Period†	$3.00	$3.01

†Expenses are equal to the Portfolio’s Institutional Class annualized expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The High Yield Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high-yield securities rated below-investment grade but rated at least Caa (subject to a maximum of 5% of total assets in securities rated Caa) by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality.

•	The Portfolio’s Institutional Class shares returned 1.98% for the six-month period ended June 30, 2005, outperforming the 1.54% return of the benchmark Merrill Lynch US High Yield, BB-B Rated, Constrained Index.

•	The Portfolio’s exposure to BB-rated issues added to returns, as these bonds outperformed the overall high-yield market by more than 0.50%.

•	Our focus on higher quality securitized bonds within the transportation sector was a significant contributor to outperformance, as these bonds outperformed their lower quality counterparts within the sector.

•	An overweight to telecoms, one of the top-performing sectors, coupled with strong security selection within the industry category, was a source of outperformance over the period.

•	An underweight to consumer cyclicals, which was weighed down heavily by the auto sector, was a positive for performance.

•	Security selection in the energy sector was a drag on performance, as oil field services underperformed the overall industry.

•	Exposure to emerging market sovereign debt added significantly to returns, as these bonds outperformed high yield securities by nearly 4%.

4	Semi-Annual Report	June 30, 2005

Financial Highlights

High Yield Portfolio (Institutional Class)

Selected Per Share Data for the Year or Period Ended:	06/30/2005†	12/31/2004	12/31/2003	07/01/2002- 12/31/2002

Net asset value beginning of period	$8.40	$8.19	$7.17	$7.25
Net investment income (a)	0.27	0.53	0.57	0.29
Net realized/unrealized gain (loss) on investments (a)	(0.11)	0.23	1.03	(0.06)
Total income from investment operations	0.16	0.76	1.60	0.23
Dividends from net investment income	(0.27)	(0.55)	(0.58)	(0.31)
Total distributions	(0.27)	(0.55)	(0.58)	(0.31)
Net asset value end of period	$8.29	$8.40	$8.19	$7.17
Total return	1.98%	9.71%	23.08%	3.43%
Net assets end of period (000s)	$675	$343	$13	$10
Ratio of net expenses to average net assets	0.60%*	0.60%	0.60%	0.60	%*(b)
Ratio of net investment income to average net assets	6.58%*	6.51%	7.36%	8.59	%*
Portfolio turnover rate	46%	97%	97%	102%

†	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.61%.

See accompanying notes	June 30, 2005	Semi-Annual Report	5

Statement of Assets and Liabilities

High Yield Portfolio

June 30, 2005 (Unaudited)

Amounts in thousands, except per share amounts

Assets:

Investments, at value	$451,320
Cash	60
Foreign currency, at value	114
Receivable for investments sold	2,023
Receivable for investments sold on delayed-delivery basis	998
Unrealized appreciation on forward foreign currency contracts	1
Receivable for Portfolio shares sold	183
Interest and dividends receivable	8,905
Unrealized appreciation on swap agreements	110
Other assets	80
463,794

Liabilities:

Payable for investments purchased	$1,931
Payable for investments purchased on delayed-delivery basis	26,671
Unrealized depreciation on forward foreign currency contracts	194
Written options outstanding	129
Payable for Portfolio shares redeemed	1,341
Accrued investment advisory fee	88
Accrued administration fee	123
Accrued servicing fee	43
Variation margin payable	4
Swap premiums received	64
Unrealized depreciation on swap agreements	22
30,610

Net Assets	$433,184

Net Assets Consist of:

Paid in capital	$431,167
(Overdistributed) net investment income	(1,185)
Accumulated undistributed net realized (loss)	(6,804)
Net unrealized appreciation	10,006
$433,184

Net Assets:

Institutional Class	$675
Administrative Class	432,509

Shares Issued and Outstanding:

Institutional Class	81
Administrative Class	52,144

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Institutional Class	$8.29
Administrative Class	8.29

Cost of Investments Owned	$441,465
Cost of Foreign Currency Held	$115

6	Semi-Annual Report	June 30, 2005	See accompanying notes

Statement of Operations

High Yield Portfolio

Amounts in thousands
Six Months Ended June 30, 2005 (Unaudited)
Investment Income:

Interest	$14,360
Dividends, net of foreign taxes	81
Miscellaneous income	54
Total Income	14,495

Expenses:

Investment advisory fees	500
Administration fees	700
Distribution and/or servicing fees - Administrative Class	300
Trustees’ fees	2
Total Expenses	1,502

Net Investment Income	12,993

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments	3,236
Net realized (loss) on futures contracts and swaps	(238)
Net realized gain on foreign currency transactions	1,027
Net change in unrealized (depreciation) on investments	(9,368)
Net change in unrealized appreciation on futures contracts and swaps	366
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(90)
Net (Loss)	(5,067)

Net Increase in Net Assets Resulting from Operations	$7,926

See accompanying notes	June 30, 2005	Semi-Annual Report	7

Statements of Changes in Net Assets

High Yield Portfolio

Amounts in thousands
	Six Months Ended June 30, 2005 (Unaudited)	Year Ended December 31, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income	$12,993	$36,421
Net realized gain	4,025	36,782
Net change in unrealized (depreciation)	(9,092)	(40,035)
Net increase resulting from operations	7,926	33,168

Distributions to Shareholders:

From net investment income
Institutional Class	(13)	(14)
Administrative Class	(13,070)	(36,826)

Total Distributions	(13,083)	(36,840)

Portfolio Share Transactions:

Receipts for shares sold
Institutional Class	327	298
Administrative Class	98,164	225,123

Issued as reinvestment of distributions
Institutional Class	14	14
Administrative Class	13,070	33,322

Cost of shares redeemed
Institutional Class	(13)	(7)
Administrative Class	(87,626)	(796,285)
Net increase (decrease) resulting from Portfolio share transactions	23,936	(537,535)

Total Increase (Decrease) in Net Assets	18,779	(541,207)

Net Assets:

Beginning of period	414,405	955,612
End of period*	$433,184	$414,405

*Including (overdistributed) net investment income of:	$(1,185)	$(1,095)

8	Semi-Annual Report	June 30, 2005	See accompanying notes

Schedule of Investments

High Yield Portfolio

June 30, 2005 (Unaudited)

Principal
Amount	Value
(000s)	(000s)

BANK LOAN OBLIGATIONS 3.2%

Allegheny Energy, Inc.
4.793% due 03/08/2011 (a)	$143	$144
4.810% due 03/08/2011 (a)	674	678
4.870% due 03/08/2011 (a)	12	12
5.880% due 03/08/2011 (a)	287	289
Brenntag AG
5.880% due 02/28/2012 (a)	1,250	1,266
Centennial Communications
4.920% due 01/20/2011 (a)	754	765
5.342% due 01/20/2011 (a)	16	17
5.570% due 01/20/2011 (a)	26	27
5.770% due 01/20/2011 (a)	38	38
4.920% due 02/09/2011 (a)	54	55
El Paso Corp.
2.400% due 11/22/2009 (a)	750	756
6.125% due 11/22/2009 (a)	1,235	1,245
General Growth Properties
5.340% due 11/12/2007 (a)	990	997
5.370% due 11/12/2008 (a)	1,491	1,503
Headwaters, Inc.
5.400% due 04/30/2011 (a)	32	33
5.400% due 04/30/2011 (a)	1,405	1,418
Invensys PLC
6.881% due 09/30/2009 (a)	392	399
7.874% due 12/30/2009 (a)	900	918
Midwest Generation LLC
5.430% due 04/27/2011 (a)	877	884
PanAmSat Corp.
4.990% due 08/20/2009 (a)	181	183
4.990% due 08/20/2009 (a)	347	351
Qwest Corp.
7.934% due 06/30/2007 (a)	740	763
Reliant Resources, Inc.
5.675% due 12/22/2010 (a)	923	932
5.675% due 12/22/2010 (a)	74	75

Total Bank Loan Obligations (Cost $13,657)		13,748

CORPORATE BONDS & NOTES 79.8%
Banking & Finance 13.0%
AES Red Oak LLC
8.540% due 11/30/2019	327	366
Affinia Group, Inc.
9.000% due 11/30/2014	1,050	887
BCP Crystal US Holdings Corp.
9.625% due 06/15/2014	2,067	2,325
Bluewater Finance Ltd.
10.250% due 02/15/2012	2,125	2,284
Bombardier Capital, Inc.
7.090% due 03/30/2007 (j)	1,000	1,016
Bowater Canada Finance
7.950% due 11/15/2011	950	1,011
Dow Jones CDX High Yield Index
8.000% due 06/29/2010	6,000	6,101
8.250% due 06/29/2010	8,980	9,026
Eircom Funding
8.250% due 08/15/2013	800	872
Ferrellgas Escrow LLC
6.750% due 05/01/2014	400	388
Ford Motor Credit Co.
7.375% due 10/28/2009	260	254
7.375% due 02/01/2011	2,740	2,672
Forest City Enterprises, Inc.
7.625% due 06/01/2015	425	457
Fresenius Medical Care Capital Trust IV
7.875% due 06/15/2011	2,250	2,430
General Motors Acceptance Corp.
7.250% due 03/02/2011	875	821
6.000% due 04/01/2011	1,194	1,052
6.875% due 09/15/2011	1,200	1,109
6.875% due 08/28/2012	1,475	1,352
6.750% due 12/01/2014	225	202

Homer City Funding LLC
8.734% due 10/01/2026	$994	$1,168
JET Equipment Trust
10.000% due 06/15/2012 (d)	800	528
7.630% due 08/15/2012 (d)	403	250
JSG Funding PLC
9.625% due 10/01/2012	3,315	3,332
K&F Acquisition, Inc.
7.750% due 11/15/2014	1,000	1,027
Kraton Polymers LLC
8.125% due 01/15/2014	1,350	1,306
Qwest Capital Funding, Inc.
7.900% due 08/15/2010	1,650	1,650
7.250% due 02/15/2011	2,825	2,719
7.750% due 02/15/2031	140	121
Refco Finance Holdings LLC
9.000% due 08/01/2012	1,575	1,677
Riggs Capital Trust
8.625% due 12/31/2026	150	173
Rotech Healthcare, Inc.
9.500% due 04/01/2012	2,325	2,499
Standard Aero Holdings, Inc.
8.250% due 09/01/2014	350	371
Stone Container Finance
7.375% due 07/15/2014	625	591
Time Warner Telecom Holdings, Inc.
9.250% due 02/15/2014	325	315
UGS Corp.
10.000% due 06/01/2012	375	418
Universal City Development Partners
11.750% due 04/01/2010	1,300	1,498
Universal City Florida Holding Co.
8.375% due 05/01/2010	500	524
Ventas Realty LP
8.750% due 05/01/2009	825	916
6.750% due 06/01/2010	500	521
6.625% due 10/15/2014	300	303

		56,532

Industrials 50.2%
Abitibi-Consolidated, Inc.
6.950% due 12/15/2006	438	446
8.550% due 08/01/2010	350	367
7.750% due 06/15/2011	500	505
6.000% due 06/20/2013	400	370
8.375% due 04/01/2015	975	999
8.850% due 08/01/2030	1,953	1,880
AES Ironwood LLC
8.857% due 11/30/2025	1,609	1,830
Ahold Finance USA, Inc.
8.250% due 07/15/2010	200	221
Alderwoods Group, Inc.
7.750% due 09/15/2012	975	1,040
Alliance One International, Inc.
11.000% due 05/15/2012	750	776
Allied Waste North America, Inc.
8.875% due 04/01/2008	600	633
6.500% due 11/15/2010	300	297
6.375% due 04/15/2011	1,000	965
9.250% due 09/01/2012	1,400	1,519
7.875% due 04/15/2013	1,000	1,027
7.250% due 03/15/2015	1,375	1,337
American Media Operations, Inc.
10.250% due 05/01/2009	1,900	1,909
AmeriGas Partners LP
8.830% due 04/19/2010	406	429
7.250% due 05/20/2015	1,600	1,672
Arco Chemical Co.
10.250% due 11/01/2010	50	55
ArvinMeritor, Inc.
8.750% due 03/01/2012	2,075	2,174
Aviall, Inc.
7.625% due 07/01/2011	650	689
Bombardier, Inc.
6.750% due 05/01/2012	700	668

Bowater, Inc.
6.500% due 06/15/2013	$300	$298
Boyd Gaming Corp.
7.750% due 12/15/2012	850	913
Buhrmann US, Inc.
7.875% due 03/01/2015	1,000	980
Cablevision Systems Corp.
8.000% due 04/15/2012	1,500	1,477
CanWest Media, Inc.
8.000% due 09/15/2012	520	550
CCO Holdings LLC
8.750% due 11/15/2013	3,500	3,465
Cenveo Corp.
9.625% due 03/15/2012	1,000	1,085
CF Cable TV, Inc.
9.125% due 07/15/2007	500	501
Charter Communications Operating LLC
8.375% due 04/30/2014	1,750	1,750
Chesapeake Energy Corp.
7.500% due 06/15/2014	1,300	1,417
6.375% due 06/15/2015	1,300	1,339
6.625% due 01/15/2016	600	622
Choctaw Resort Development Enterprise
7.250% due 11/15/2019	400	401
Colorado Interstate Gas Co.
6.850% due 06/15/2037	200	207
Commonwealth Brands, Inc.
9.750% due 04/15/2008	650	687
10.625% due 09/01/2008	850	899
Continental Airlines, Inc.
6.920% due 04/02/2013 (j)	895	897
7.461% due 04/01/2015	80	76
7.373% due 12/15/2015	292	244
6.545% due 02/02/2019	165	165
Crown European Holdings S.A.
9.500% due 03/01/2011	1,225	1,360
10.875% due 03/01/2013	1,450	1,711
CSC Holdings, Inc.
8.125% due 08/15/2009	2,305	2,345
7.625% due 04/01/2011	2,250	2,233
6.750% due 04/15/2012	1,250	1,181
DaVita, Inc.
6.625% due 03/15/2013	750	778
7.250% due 03/15/2015	1,250	1,291
Delhaize America, Inc.
9.000% due 04/15/2031	500	627
Delphi Corp.
6.500% due 05/01/2009	1,375	1,148
6.500% due 08/15/2013	325	243
Delta Air Lines, Inc.
7.379% due 05/18/2010	256	246
7.570% due 11/18/2010	950	894
Dex Media West LLC
8.500% due 08/15/2010	2,400	2,628
9.875% due 08/15/2013	1,862	2,132
DirecTV Holdings LLC
8.375% due 03/15/2013	1,609	1,790
Dobson Communications Corp.
8.875% due 10/01/2013	400	368
Dresser, Inc.
9.375% due 04/15/2011	2,850	3,014
Dresser-Rand Group, Inc.
7.375% due 11/01/2014	450	470
Dura Operating Corp.
8.625% due 04/15/2012	1,325	1,199
Dynegy Danskammer & Roseton LLC
7.270% due 11/08/2010	1,775	1,775
7.670% due 11/08/2016	2,400	2,305
EchoStar DBS Corp.
5.750% due 10/01/2008	2,800	2,797
El Paso CGP Co.
6.500% due 06/01/2008	250	249
7.625% due 09/01/2008	750	771
7.750% due 06/15/2010	250	256
10.750% due 10/01/2010	1,500	1,673
9.625% due 05/15/2012	200	220
7.750% due 10/15/2035	400	376

See accompanying notes	June 30, 2005	Semi-Annual Report	9

Schedule of Investments (Cont.)

High Yield Portfolio

June 30, 2005 (Unaudited)

Principal
Amount	Value
(000s)	(000s)

El Paso Corp.
7.000% due 05/15/2011	$100	$100
7.875% due 06/15/2012	2,155	2,230
7.375% due 12/15/2012	300	302
7.800% due 08/01/2031	700	684
El Paso Production Holding Co.
7.750% due 06/01/2013	2,250	2,413
Encore Acquisition Co.
6.250% due 04/15/2014	300	305
Equistar Chemicals LP
10.125% due 09/01/2008	545	593
8.750% due 02/15/2009	2,035	2,152
Exco Resources, Inc.
7.250% due 01/15/2011	500	503
Extendicare Health Services, Inc.
9.500% due 07/01/2010	800	868
Ferrellgas Partners LP
6.990% due 08/01/2005 (j)	1,000	1,002
8.870% due 08/01/2009 (j)	1,200	1,276
8.750% due 06/15/2012	700	704
Fisher Scientific International, Inc.
8.000% due 09/01/2013	1,000	1,148
Freescale Semiconductor, Inc.
5.891% due 07/15/2009 (a)	375	391
7.125% due 07/15/2014	250	270
Gazprom International S.A.
9.625% due 03/01/2013	870	1,069
7.201% due 02/01/2020	600	647
Georgia-Pacific Corp.
8.000% due 01/15/2024	3,750	4,331
7.375% due 12/01/2025	1,000	1,086
8.875% due 05/15/2031	650	808
Greif, Inc.
8.875% due 08/01/2012	400	432
Grupo Transportacion Ferroviaria Mexicana S.A.
9.375% due 05/01/2012	500	523
Hanover Compressor Co.
9.000% due 06/01/2014	500	535
Hanover Equipment Trust
8.500% due 09/01/2008	2,300	2,404
HCA, Inc.
7.875% due 02/01/2011	950	1,048
6.300% due 10/01/2012	350	360
6.250% due 02/15/2013	2,350	2,408
6.750% due 07/15/2013	1,125	1,189
6.375% due 01/15/2015	300	312
HealthSouth Corp.
8.375% due 10/01/2011 (d)	495	494
7.625% due 06/01/2012 (d)	3,675	3,583
Herbst Gaming, Inc.
7.000% due 11/15/2014	500	506
Horizon Lines LLC
9.000% due 11/01/2012	2,050	2,158
Ingles Markets, Inc.
8.875% due 12/01/2011	1,000	1,021
Insight Midwest LP
9.750% due 10/01/2009	695	722
9.750% due 10/01/2009	900	937
10.500% due 11/01/2010	915	974
Invensys PLC
9.875% due 03/15/2011	650	624
ISP Chemco, Inc.
10.250% due 07/01/2011	1,465	1,604
ITT Corp.
7.375% due 11/15/2015	1,900	2,123
JC Penney Co., Inc.
8.000% due 03/01/2010	600	663
9.000% due 08/01/2012	475	564
7.650% due 08/15/2016	900	1,024
7.950% due 04/01/2017	150	174
7.125% due 11/15/2023	300	327
8.125% due 04/01/2027	445	472
7.400% due 04/01/2037	155	168

Jefferson Smurfit Corp.
8.250% due 10/01/2012	$800	$808
7.500% due 06/01/2013	500	480
Johnsondiversey, Inc.
9.625% due 05/15/2012	390	398
K2, Inc.
7.375% due 07/01/2014	1,150	1,216
Kerr-McGee Corp.
6.950% due 07/01/2024	550	571
Legrand Holding S.A.
10.500% due 02/15/2013	1,085	1,242
Legrand S.A.
8.500% due 02/15/2025	550	668
Mandalay Resort Group
9.375% due 02/15/2010	1,900	2,133
7.625% due 07/15/2013	200	212
Mediacom Broadband LLC
11.000% due 07/15/2013	2,940	3,197
Meritor Automotive, Inc.
6.800% due 02/15/2009	250	249
MGM Mirage, Inc.
6.000% due 10/01/2009	1,175	1,187
8.375% due 02/01/2011	1,550	1,697
6.625% due 07/15/2015	1,000	1,016
Nalco Co.
7.750% due 11/15/2011	1,550	1,659
8.875% due 11/15/2013	500	539
Newpark Resources, Inc.
8.625% due 12/15/2007	1,390	1,383
Norampac, Inc.
6.750% due 06/01/2013	1,650	1,662
Northwest Airlines, Inc.
6.810% due 02/01/2020	828	717
Novelis, Inc.
7.250% due 02/15/2015	1,500	1,513
Owens Brockway Glass Container, Inc.
6.750% due 12/01/2014	1,000	1,016
Owens-Brockway Glass Container, Inc.
7.750% due 05/15/2011	150	160
8.750% due 11/15/2012	775	858
8.250% due 05/15/2013	850	928
PacifiCare Health Systems, Inc.
10.750% due 06/01/2009	417	461
Peabody Energy Corp.
6.875% due 03/15/2013	2,041	2,174
Plains Exploration & Production Co.
7.125% due 06/15/2014	1,625	1,747
PQ Corp.
7.500% due 02/15/2013	300	296
Premier Entertainment Biloxi LLC
10.750% due 02/01/2012	750	731
Primedia, Inc.
8.638% due 05/15/2010 (a)	150	158
Psychiatric Solutions, Inc.
7.750% due 07/15/2015	275	275
Quebecor Media, Inc.
11.125% due 07/15/2011	1,400	1,563
Qwest Corp.
7.250% due 02/15/2011	2,400	2,334
8.875% due 03/15/2012	650	710
7.500% due 02/15/2014	3,200	3,044
6.875% due 09/15/2033	1,000	871
Rayovac Corp.
8.500% due 10/01/2013	1,025	1,076
7.375% due 02/01/2015	1,050	1,021
Rogers Cable, Inc.
6.750% due 03/15/2015	1,160	1,189
Roundy’s, Inc.
8.875% due 06/15/2012	1,900	1,967
Royal Caribbean Cruises Ltd.
7.500% due 10/15/2027	1,000	1,100
Safety Kleen Services
9.250% due 06/01/2008 (d)	1,450	0

Seneca Gaming Corp.
7.250% due 05/01/2012	$1,325	$1,376
SESI LLC
8.875% due 05/15/2011	2,015	2,161
Sinclair Broadcast Group, Inc.
8.750% due 12/15/2011	920	971
Smurfit-Stone Container Enterprises, Inc.
9.750% due 02/01/2011	525	558
8.375% due 07/01/2012	1,350	1,370
Sonat, Inc.
7.625% due 07/15/2011	2,650	2,683
Station Casinos, Inc.
6.000% due 04/01/2012	925	944
6.500% due 02/01/2014	700	718
Suburban Propane Partners LP
6.875% due 12/15/2013	500	478
Superior Essex Communications
9.000% due 04/15/2012	500	498
Tenet Healthcare Corp.
6.375% due 12/01/2011	480	460
6.500% due 06/01/2012	125	119
7.375% due 02/01/2013	2,625	2,605
9.875% due 07/01/2014	700	754
Tenneco Automotive, Inc.
10.250% due 07/15/2013	2,100	2,384
8.625% due 11/15/2014	525	530
Triad Hospitals, Inc.
7.000% due 05/15/2012	1,225	1,283
7.000% due 11/15/2013	1,150	1,187
Trinity Industries, Inc.
6.500% due 03/15/2014	900	900
TRW Automotive, Inc.
9.375% due 02/15/2013	2,025	2,253
United Airlines, Inc.
6.201% due 09/01/2008	218	207
7.730% due 07/01/2010	800	746
7.186% due 04/01/2011 (d)	195	187
6.602% due 09/01/2013	486	471
US Airways Group, Inc.
9.625% due 09/01/2024 (d)	1,029	407
0.000% due 01/01/2049 (d)	84	38
Valero Energy Corp.
7.800% due 06/14/2010	850	865
Vintage Petroleum, Inc.
7.875% due 05/15/2011	1,000	1,060
8.250% due 05/01/2012	790	861
VWR International, Inc.
6.875% due 04/15/2012	210	208
8.000% due 04/15/2014	1,990	1,905
Warner Chilcott Corp.
8.750% due 02/01/2015	950	929
Williams Cos., Inc.
7.625% due 07/15/2019	3,200	3,616
7.875% due 09/01/2021	2,930	3,348
7.750% due 06/15/2031	270	299
Wynn Las Vegas LLC
6.625% due 12/01/2014	2,475	2,419
Xerox Corp.
6.875% due 08/15/2011	2,500	2,663
Young Broadcasting, Inc.
10.000% due 03/01/2011	580	554

		217,333

Utilities 16.6%
AES Corp.
8.750% due 05/15/2013	2,850	3,199
American Cellular Corp.
10.000% due 08/01/2011	1,200	1,224
American Tower Corp.
7.125% due 10/15/2012	1,000	1,063
Cincinnati Bell, Inc.
7.250% due 07/15/2013	2,025	2,136
8.375% due 01/15/2014	1,970	2,029

10	Semi-Annual Report	June 30, 2005	See accompanying notes

Principal
Amount	Value
(000s)	(000s)

Citizens Communications Co.
6.250% due 01/15/2013	$1,100	$1,070
CMS Energy Corp.
7.500% due 01/15/2009	1,675	1,771
7.750% due 08/01/2010	1,575	1,701
8.500% due 04/15/2011	500	560
Gaz Capital S.A.
8.625% due 04/28/2034	175	220
Hawaiian Telcom Communications, Inc.
9.750% due 05/01/2013	500	533
Intelsat Bermuda Ltd.
7.805% due 01/15/2012 (a)	1,000	1,023
8.250% due 01/15/2013	175	182
IPALCO Enterprises, Inc.
8.375% due 11/14/2008	1,050	1,137
8.625% due 11/14/2011	490	554
MCI, Inc.
7.688% due 05/01/2009	5,020	5,240
8.735% due 05/01/2014	2,575	2,894
Midwest Generation LLC
8.560% due 01/02/2016	5,375	5,966
8.750% due 05/01/2034	2,550	2,869
Mobile Telesystems Finance S.A.
8.000% due 01/28/2012	450	458
MSW Energy Holdings LLC
7.375% due 09/01/2010	650	670
8.500% due 09/01/2010	500	531
Nevada Power Co.
5.875% due 01/15/2015	200	202
Nextel Communications, Inc.
6.875% due 10/31/2013	3,250	3,490
7.375% due 08/01/2015	2,675	2,902
Northwestern Bell Telephone
7.750% due 05/01/2030	1,208	1,120
NRG Energy, Inc.
8.000% due 12/15/2013	1,990	2,109
PSEG Energy Holdings LLC
7.750% due 04/16/2007	700	726
8.625% due 02/15/2008	850	907
10.000% due 10/01/2009	870	981
8.500% due 06/15/2011	2,125	2,327
Qwest Communications International, Inc.
7.500% due 02/15/2014	2,500	2,378
Qwest Services Corp.
13.500% due 12/15/2010	3,000	3,480
Reliant Energy, Inc.
9.250% due 07/15/2010	1,975	2,163
9.500% due 07/15/2013	850	948
6.750% due 12/15/2014	1,600	1,572
Rogers Wireless Communications, Inc.
7.250% due 12/15/2012	150	163
8.000% due 12/15/2012	1,270	1,375
6.375% due 03/01/2014	350	358
7.500% due 03/15/2015	445	486
Rural Cellular Corp.
8.250% due 03/15/2012	950	998
Sierra Pacific Resources
7.803% due 06/15/2012	1,500	1,607
South Point Energy
8.400% due 05/30/2012	2,406	2,285
Tenaska Alabama Partners LP
7.000% due 06/30/2021	400	408
Time Warner Telecom, Inc.
9.750% due 07/15/2008	475	480
10.125% due 02/01/2011	500	503
9.250% due 02/15/2014	300	291
Triton PCS, Inc.
8.500% due 06/01/2013	575	533

		71,822

Total Corporate Bonds & Notes (Cost $337,154)		345,687

MUNICIPAL BONDS & NOTES 0.2%

New Jersey State Tobacco Securitization Agency Revenue Bonds, Series 2003
6.375% due 06/01/2032		$650	$699

Total Municipal Bonds & Notes (Cost $624)			699

U.S. TREASURY OBLIGATIONS 2.9%

U.S. Treasury Bond
5.375% due 02/15/2031		4,800	5,665
U.S. Treasury Notes
4.250% due 11/15/2013		2,600	2,664
4.125% due 05/15/2015		4,400	4,466

Total U.S. Treasury Obligations (Cost $12,739)			12,795

SOVEREIGN ISSUES 4.9%

Republic of Brazil
11.000% due 01/11/2012		800	954
4.313% due 04/15/2012 (a)		165	159
10.250% due 06/17/2013		200	235
8.000% due 04/15/2014		2,111	2,176
8.000% due 04/15/2014		7,388	7,616
10.500% due 07/14/2014		2,100	2,488
8.250% due 01/20/2034		1,100	1,079
Republic of Guatemala
9.250% due 08/01/2013		1,075	1,273
Republic of Panama
9.375% due 07/23/2012		375	456
7.250% due 03/15/2015		50	55
8.875% due 09/30/2027		1,050	1,257
Republic of Peru
9.125% due 02/21/2012		2,050	2,409
9.875% due 02/06/2015		775	963

Total Sovereign Issues (Cost $19,938)			21,120

FOREIGN CURRENCY-DENOMINATED ISSUES (k) 1.4%

BCP Crystal US Holdings Corp.
10.375% due 06/15/2014	EC	195	272
Cirsa Finance Luxembourg S.A.
8.750% due 05/15/2014		100	129
8.750% due 05/15/2014		50	65
Cognis GmbH
11.199% due 01/15/2015 (a)(e)		100	108
Johnsondiversey, Inc.
9.625% due 05/15/2012		350	417
JSG Funding PLC
10.125% due 10/01/2012		650	822
11.500% due 10/01/2015 (e)		100	93
11.500% due 10/01/2015		1,019	987
Kronos International, Inc.
8.875% due 06/30/2009		300	387
Lighthouse International Co. S.A.
8.000% due 04/30/2014		450	564
8.000% due 04/30/2014		1,770	2,220

Total Foreign Currency-Denominated Issues (Cost $6,067)			6,064

COMMON STOCKS 0.1%
	Shares
Dobson Communications Corp. (c)		85,601	365

Total Common Stocks (Cost $564)			365

CONVERTIBLE PREFERRED STOCK 0.0%

Dobson Communications Corp.
6.000% due 08/19/2016		650	$78

Total Convertible Preferred Stock (Cost $108)			78

CONVERTIBLE BONDS & NOTES 0.7%
	Principal Amount (000s)
Industrials 0.2%
Dimon, Inc.
6.250% due 03/31/2007		$850	861

Utilities 0.5%
AES Corp.
4.500% due 08/15/2005		1,500	1,507
Rogers Communications, Inc.
2.000% due 11/26/2005		665	751

			2,258

Total Convertible Bonds & Notes (Cost $2,934)			3,119

PREFERRED SECURITY 0.9%
	Shares
Fresenius Medical Care Capital Trust II
7.875% due 02/01/2008		2,050	2,148
Riggs Capital Trust II
8.875% due 03/15/2027		550,000	635
8.875% due 03/15/2027		950,000	1,097

Total Preferred Security (Cost $3,646)			3,880

SHORT-TERM INSTRUMENTS (k) 10.1%
	Principal Amount (000s)
Commercial Paper 5.8%
Bank of Ireland
3.190% due 08/22/2005		$2,000	1,991
Barclays U.S. Funding Corp.
3.290% due 09/06/2005		6,300	6,260
CDC IXIS Commercial Paper, Inc.
3.165% due 08/12/2005		2,200	2,192
Rabobank USA Financial Corp.
3.105% due 08/08/2005		1,600	1,595
Skandinaviska Enskilda Banken AB (SEB)
3.170% due 08/18/2005		1,400	1,394
3.310% due 09/15/2005		600	596
Svenska Handelsbanken, Inc.
3.155% due 08/03/2005		1,800	1,795
UBS Finance Delaware LLC
3.390% due 07/01/2005		4,300	4,300
3.180% due 09/06/2005		700	695
3.285% due 10/03/2005		4,300	4,261

			25,079

Repurchase Agreement 0.7%
State Street Bank
2.650% due 07/01/2005		2,903	2,903

(Dated 06/30/2005. Collateralized by Fannie Mae 2.875% due 10/15/2005 valued at $2,962. Repurchase proceeds are $2,903.)
French Treasury Bill 3.0%
5.000% due 07/12/2005	EC	10,830	13,113

Netherlands Treasury Bill 0.4%
2.020% due 08/31/2005		1,600	1,930

See accompanying notes	June 30, 2005	Semi-Annual Report	11

Schedule of Investments (Cont.)

High Yield Portfolio

June 30, 2005 (Unaudited)

Principal
Amount	Value
(000s)	(000s)

U.S. Treasury Bills 0.2%
2.935% due 09/01/2005-09/15/2005 (f)(g)	$745	740

Total Short-Term Instruments (Cost $44,033)		43,765

Total Investments (b) 104.2%		$451,320
(Cost $441,465)
Written Options (i) (0.0%)		(129)
(Premiums $191)
Other Assets and Liabilities (Net) (4.2%)		(18,007)

Net Assets 100.0%		$433,184

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a) Variable rate security.

(b) As of June 30, 2005, portfolio securities with an aggregate market value of $5,280 were valued with reference to securities whose prices are more readily obtainable.

(c) Non-income producing security.

(d) Security is in default.

(e) Payment in-kind bond security.

(f) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(g) Securities with an aggregate market value of $740 have been segregated with the custodian to cover margin requirements for the following open futures contracts at June 30, 2005:

Type	Expiration Month	# of Contracts	Unrealized Appreciation
Eurodollar March Long Futures	03/2006	156	$18

(h) Swap agreements outstanding at June 30, 2005:

Credit Default Swaps
Counterparty	Reference Entity	Buy/Sell Protection	Pay/Receive Fixed rate	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Bear Stearns & Co., Inc.	MCI, Inc. 6.688% due 05/01/2009	Sell	1.750%	09/20/2005	$2,000	$8
Bear Stearns & Co., Inc.	AT&T Corp. 9.050% due 11/15/2011	Sell	1.520%	12/20/2007	1,000	31
Credit Suisse First Boston	MCI, Inc. 7.735% due 05/01/2014	Sell	1.150%	12/20/2005	1,000	4
Credit Suisse First Boston	Bombardier, Inc. 6.750% due 05/01/2012	Sell	1.400%	06/20/2006	1,500	1
J.P. Morgan Chase & Co.	Dow Jones CDX 4-100 Index	Sell	3.600%	06/20/2010	2,970	31
Lehman Brothers, Inc.	General Motors Corp. 7.100% due 03/15/2006	Sell	0.820%	12/20/2005	2,000	(6)
Merrill Lynch & Co., Inc.	Bombardier, Inc. 5.750% due 02/22/2008	Sell	3.250%	03/20/2006	1,500	24
Wachovia Bank N.A.	General Motors Acceptance Corp. 6.875% due 08/28/2012	Sell	2.300%	12/20/2005	2,000	11
Wachovia Bank N.A.	General Motors Corp. 7.125% due 07/15/2013	Sell	1.200%	03/20/2006	1,000	(7)
Wachovia Bank N.A.	General Motors Corp. 7.125% due 07/15/2013	Sell	1.160%	03/20/2006	1,000	(5)
Wachovia Bank N.A.	General Motors Corp. 7.125% due 07/15/2013	Sell	0.970%	03/20/2006	500	(4)

						$88

(i) Premiums received on written options:
Name of Issuer		Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury Note September Futures		$116.000	07/22/2005	93	$11	$3
Call - CBOT U.S. Treasury Note September Futures		115.000	07/22/2005	95	18	9
Call - CBOT U.S. Treasury Note September Futures		116.000	08/26/2005	174	46	24
Put - CBOT U.S. Treasury Bond September Futures		114.000	08/26/2005	88	35	21
Put - CBOT U.S. Treasury Note December Futures		110.000	11/22/2005	136	81	72

					$191	$129

(j) Restricted security as of June 30, 2005:
Issuer Description	Coupon Rate	Maturity Date	Acquisition Date	Cost as of June 30, 2005	Market Value as of June 30, 2005	Market Value as Percentage of Net Assets
Bombardier Capital, Inc.	7.090%	03/30/2007	08/11/2003	$ 1,000	$1,016	0.23%
Continental Airlines, Inc.	6.920%	04/02/2013	07/01/2003	895	897	0.21%
Ferrellgas Partners LP	6.990%	08/01/2005	06/30/2003	1,000	1,002	0.23%
Ferrellgas Partners LP	8.870%	08/01/2009	06/30/2003	1,200	1,276	0.29%

				$ 4,095	$4,191	0.96%

12	Semi-Annual Report	June 30, 2005	See accompanying notes

(k) Forward foreign currency contracts outstanding at June 30, 2005:
Type	Currency	Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	EC	234	07/2005	$0	$0	$0
Sell		7,027	07/2005	1	0	1
Buy	JY	527,939	07/2005	0	(194)	(194)

				$1	$(194)	$(193)

See accompanying notes	June 30, 2005	Semi-Annual Report	13

Notes to Financial Statements

June 30, 2005 (Unaudited)

1. Organization

The High Yield Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented in these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed-income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open. Market value is generally determined on the basis of last reported sales price, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed-income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as a component of to interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from financial accounting principles generally accepted in the United States of America (“GAAP”). Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported in the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized

14	Semi-Annual Report	June 30, 2005

and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative and servicing fees.

Delayed-Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Portfolio are maintained in U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollar based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout reports are defined as follows:

EC	-	Euro
JY	-	Japanese Yen

Forward Currency Transactions. The Portfolio may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Loan Agreements. The Portfolio may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower on the loan. At the end of the period, the Portfolio had unfunded loan commitments of $0.

June 30, 2005	Semi-Annual Report	15

Notes to Financial Statements (Cont.)

June 30, 2005 (Unaudited)

Options Contracts. The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Payment In-Kind Securities. The Portfolio may invest in payment in-kind securities. Payment in-kind securities (PIKs) give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from interest receivable to the unrealized appreciation or depreciation on investment in the Statements of Assets and Liabilities.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Restricted Securities. The Portfolio is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return, forward spread lock, and credit default swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms and the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss in the Statements of Operations upon termination of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received by the Portfolio are included as part of realized gain (loss) on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit,

16	Semi-Annual Report	June 30, 2005

market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

As a result of a FASB Emerging Issues Task Force (“EITF”) consensus, No. 03-11, and related SEC staff guidance, the Portfolio has reclassified periodic payments made or received under swap agreements, which were previously included within miscellaneous income, to a component of realized gain (loss) in the Statement of Operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year’s Statement of Changes in Net Assets and the per share amounts in the prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly.

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO) is a majority owned subsidiary of Allianz Global Investors of America L.P., formerly known as Allianz Dresdner Asset Management of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.35%.

Servicing Fee. Allianz Global Investors Distributors, LLC (the “Distributor”), formerly known as PA Distributors LLC (“PAD”), is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributor was 0.15% during current fiscal year.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current period ended June 30, 2005, each unaffiliated Trustee received an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, each Committee Chair received an additional annual retainer of $500 and each Audit Committee Chair received an additional annual retainer of $1,500. These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4. Purchases and Sales of Securities

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

June 30, 2005	Semi-Annual Report	17

Notes to Financial Statements (Cont.)

June 30, 2005 (Unaudited)

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2005 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$47,871	$63,783	$183,464	$128,219

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

Premium
Balance at 12/31/2004	$783
Sales	303
Closing Buys	(876)
Expirations	(19)
Exercised	0
Balance at 06/30/2005	$191

6. Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2005		Year Ended 12/31/2004
	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	40	$327	38	$298
Administrative Class	11,901	98,164	27,559	225,123

Issued as reinvestment of distributions

Institutional Class	2	14	2	14
Administrative Class	1,584	13,070	4,089	33,322

Cost of shares redeemed

Institutional Class	(2)	(13)	(1)	(7)
Administrative Class	(10,642)	(87,626)	(98,992)	(796,285)

Net increase (decrease) resulting from Portfolio share transactions	2,883	$23,936	(67,305)	$(537,535)

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held
Institutional Class	1	98
Administrative Class	3	88	*

*	Allianz Life Insurance Co., an indirect wholly owned subsidiary of Allianz Global Investors of Americas L.P. and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio, and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

7. Federal Income Tax Matters

At June 30, 2005, the aggregate cost of investments was the same for federal income tax and financial statement purposes. The net unrealized appreciation (depreciation) of investment securities for federal income tax purposes is as follows (amounts in thousands):

Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation
$ 15,082	$ (5,227)	$9,855

18	Semi-Annual Report	June 30, 2005

8. Regulatory & Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, Allianz Global Investors (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.), PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and Allianz Global Investors Distributors LLC (“AGID”), in connection with the same matter. In the New Jersey Settlement, AGI, PEA and AGID neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and AGID had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, AGID, and certain of their affiliates, including PIMCO Funds (formerly, PIMCO Funds: Pacific Investment Management Series), Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series), and the Trustees of the Trust (in their capacity as Trustees of the PIMCO or Allianz Funds), have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO and Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the Allianz and PIMCO Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the PIMCO Funds’ Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the Allianz and PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

On April 11, 2005, the Attorney General of the State of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia (the “West Virginia Complaint”) against Allianz Global Investors Fund Management LLC (formerly PA Fund Management LLC) (“AGIF”), PEA and AGID alleging, among other things, that they improperly allowed broker-dealers, hedge funds and investment advisers to engage in frequent trading of various open-end funds advised or distributed by AGIF and certain of its affiliates in violation of the funds’ stated restrictions on “market timing.” On May 31, 2005, AGIF, PEA and AGID, along with the other mutual fund defendants in the action, removed the action to the U.S. District Court for the District of West Virginia. The West Virginia Complaint also names numerous other defendants unaffiliated with AGIF in separate claims alleging improper market timing and/or late trading of open-end investment companies advised or distributed by such other defendants. The West Virginia Complaint seeks injunctive relief, civil monetary penalties, investigative costs and attorney’s fees.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, AGID and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser, and AGID could be barred from serving as principal underwriter, to any registered investment company, including the Portfolios of the Trust. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, AGID, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order. If the West Virginia Attorney General were to obtain a court injunction against AGIF, PEA or AGID, the Applicants would, in turn, seek exemptive relief under Section 9(c) with respect to that matter, although there is no assurance that such exemptive relief would be granted.

The foregoing speaks only as of the date of this report. It is possible that these matters and/or other developments resulting from these matters could result in increased Portfolio redemptions or other adverse consequences to the Portfolio. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Portfolio.

June 30, 2005	Semi-Annual Report	19

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

PIMCO VARIABLE INSURANCE TRUST

LONG-TERM U.S. GOVERNMENT PORTFOLIO

ADMINISTRATIVE CLASS

SEMI-ANNUAL REPORT
June 30, 2005

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust prospectus. Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. This and other information is contained in the Portfolio’s prospectus. Please read the prospectus carefully before you invest or send money.

Chairman’s Letter

Dear Shareholder:

We are pleased to present this semi-annual report for the PIMCO Variable Insurance Trust, covering the six-month period ended June 30, 2005.

Bonds generally rallied worldwide during the first half of 2005, as intermediate and long-term interest rates fell, risk appetites for credit-sensitive assets revived somewhat and signs of a global economic slowdown emerged. In the U.S., fixed income returns were also positive overall for the first six months of 2005, as second quarter gains generally offset losses in the first quarter.

The phenomenon of decreasing longer-dated yields amid a tightening cycle by the Federal Reserve—dubbed a “conundrum” by Fed Chairman Alan Greenspan—continued throughout the six-month period. Amidst the explanation of the “conundrum,” several factors emerge. First, inflation remains relatively contained, while weakness in the manufacturing data signaled that the U.S. economy could be poised to slow down. Second, Asian central banks continued to buy Treasuries to keep their currencies from appreciating versus the U.S. dollar, thereby helping to finance the U.S. trade deficit. Finally, demand from U.S. pension funds to reduce the mismatch between the duration of their assets and liabilities provided support for longer-dated bonds.

On the following pages you will find details on the Portfolio and its total return investment performance, including our discussion of the primary factors that affected performance during the six-month reporting period.

We appreciate the trust you have placed in us, and we will strive to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

July 31, 2005

June 30, 2005	Semi-Annual Report	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of fifteen separate investment portfolios. Each portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of a portfolio directly. Shares of a portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: real rate risk, derivative risk, small company risk, non-U.S. security risk, high-yield security risk and specific sector investment risks. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a portfolio could not close out a position when it would be most advantageous to do so. A Portfolio investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified portfolio. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

Inflation-indexed bonds issued by the U.S. Government, also known as “TIPS”, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Repayment upon maturity of the original principal as adjusted for inflation is guaranteed by the U.S. Government. Neither the current market value of inflation-indexed bonds nor the value of shares of a portfolio that invests in inflation-indexed bonds is guaranteed, and either or both may fluctuate.

On the performance summary page in this semi-annual report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay (i) on Portfolio distributions or (ii) the redemption of Portfolio shares. The Portfolio’s performance also does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns.

An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the SEC’s website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

2	Semi-Annual Report	June 30, 2005

Important Information (continued)

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this semi-annual report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from January 1, 2005 to June 30, 2005.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel or litigation expense).

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

June 30, 2005	Semi-Annual Report	3

Long-Term U.S. Government Portfolio

CUMULATIVE RETURNS THROUGH JUNE 30, 2005

                Long-Term U.S. Government         Lehman Brothers
                Portfolio Administrative        Long-Term Treasury
                         Class                         Index
                -------------------------       ------------------
 4/30/1999             $10,000                      $10,000
 5/31/1999               9,882                        9,843
 6/30/1999               9,766                        9,739
 7/31/1999               9,730                        9,692
 8/31/1999               9,672                        9,654
 9/30/1999               9,758                        9,726
10/31/1999               9,754                        9,731
11/30/1999               9,686                        9,665
12/31/1999               9,572                        9,521
 1/31/2000               9,680                        9,657
 2/29/2000               9,944                        9,949
 3/31/2000              10,257                       10,289
 4/30/2000              10,164                       10,207
 5/31/2000              10,119                       10,170
 6/30/2000              10,372                       10,391
 7/31/2000              10,582                       10,570
 8/31/2000              10,837                       10,811
 9/30/2000              10,719                       10,680
10/31/2000              10,933                       10,846
11/30/2000              11,270                       11,189
12/31/2000              11,605                       11,452
 1/31/2001              11,660                       11,472
 2/28/2001              11,886                       11,668
 3/31/2001              11,831                       11,609
 4/30/2001              11,488                       11,294
 5/31/2001              11,513                       11,308
 6/30/2001              11,609                       11,406
 7/31/2001              12,079                       11,830
 8/31/2001              12,366                       12,083
 9/30/2001              12,503                       12,174
10/31/2001              13,117                       12,771
11/30/2001              12,517                       12,164
12/31/2001              12,285                       11,936
 1/31/2002              12,479                       12,089
 2/28/2002              12,701                       12,230
 3/31/2002              12,176                       11,736
 4/30/2002              12,675                       12,182
 5/31/2002              12,736                       12,219
 6/30/2002              12,945                       12,439
 7/31/2002              13,333                       12,822
 8/31/2002              13,864                       13,382
 9/30/2002              14,351                       13,940
10/31/2002              13,912                       13,539
11/30/2002              13,842                       13,390
12/31/2002              14,446                       13,938
 1/31/2003              14,368                       13,891
 2/28/2003              14,793                       14,312
 3/31/2003              14,608                       14,132
 4/30/2003              14,780                       14,275
 5/31/2003              15,578                       15,078
 6/30/2003              15,351                       14,848
 7/31/2003              14,062                       13,520
 8/31/2003              14,286                       13,735
 9/30/2003              15,106                       14,451
10/31/2003              14,728                       14,049
11/30/2003              14,813                       14,116
12/31/2003              15,009                       14,284
 1/31/2004              15,245                       14,529
 2/29/2004              15,593                       14,819
 3/31/2004              15,865                       15,044
 4/30/2004              14,957                       14,200
 5/31/2004              14,856                       14,130
 6/30/2004              14,984                       14,259
 7/31/2004              15,276                       14,501
 8/31/2004              15,858                       15,039
 9/30/2004              15,949                       15,166
10/31/2004              16,170                       15,389
11/30/2004              15,765                       15,046
12/31/2004              16,145                       15,385
 1/31/2005              16,472                       15,773
 2/28/2005              16,222                       15,569
 3/31/2005              16,121                       15,465
 4/30/2005              16,646                       15,994
 5/31/2005              17,070                       16,410
 6/30/2005              17,290                       16,656

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

SECTOR BREAKDOWN‡

Short-Term Instruments	27.4%
U.S. Government Agencies	24.0%
U.S. Treasury Obligations	16.5%
Mortgage-Backed Securities	15.6%
Corporate Bonds & Notes	9.4%
Asset-Backed Securities	5.8%
Other	1.3%

‡ % of Total Investments as of June 30, 2005

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended June 30, 2005

		6 Months	1 Year	5 Years*	Since Inception*
	Long-Term U.S. Government Portfolio Administrative Class (Inception 04/30/99)	7.09%	15.39%	10.76%	9.28%
- - - - - - -	Lehman Brothers Long-Term Treasury Index	8.26%	16.80%	9.90%	—
	* Annualized. All Portfolio returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Please refer to page 2 herein for an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$1,070.90	$1,021.52
Expenses Paid During Period†	$3.39	$3.31

†Expenses are equal to the Portfolio’s Administrative Class annualized expense ratio of 0.66%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The Long-Term U.S. Government Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed-income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”).

•	The Portfolio’s Administrative Class shares underperformed its benchmark, the Lehman Brothers Long-Term Treasury Index, for the six-month period ended June 30, 2005, returning 7.09% versus the benchmark’s 8.26% return.

•	Below-benchmark duration through May hampered performance, as the yield curve flattened and long-maturity interest rates fell. This effect was intensified by the Portfolio’s overweight to intermediate maturities, which underperformed given the flattening of the yield curve.

•	A small exposure to long-maturity corporate securities detracted from returns, as long credits underperformed similar maturity Treasuries for the period, due to downgrades in the auto sector.

•	Contributions from mortgage investments were mixed, as pass-throughs moderately outperformed Treasury securities as spreads tightened. However, long-structured mortgages lagged similar-duration Treasuries.

•	Allocations to long-maturity TIPS and municipal bonds modestly hindered relative returns, as these securities underperformed similar-maturity Treasuries during the period.

4	Semi-Annual Report	June 30, 2005

Financial Highlights

Long-Term U.S. Government Portfolio (Administrative Class)

Selected Per Share Data for the Year or Period Ended:	06/30/2005†	12/31/2004		12/31/2003		12/31/2002		12/31/2001		12/31/2000

Net asset value beginning of period	$11.19	$11.01		$11.09		$10.27		$10.56		$9.22
Net investment income (a)	0.18	0.33		0.30		0.44		0.51		0.56
Net realized/unrealized gain on investments (a)	0.61	0.49		0.12		1.31		0.09		1.34
Total income from investment operations	0.79	0.82		0.42		1.75		0.60		1.90
Dividends from net investment income	(0.18)	(0.34)		(0.33)		(0.44)		(0.52)		(0.56)
Distributions from net realized capital gains	0.00	(0.30)		(0.17)		(0.49)		(0.37)		0.00
Total distributions	(0.18)	(0.64)		(0.50)		(0.93)		(0.89)		(0.56)
Net asset value end of period	$11.80	$11.19		$11.01		$11.09		$10.27		$10.56
Total return	7.09%	7.57%		3.90%		17.59%		5.86%		21.24%
Net assets end of period (000s)	$94,323	$92,122		$94,003		$92,256		$33,013		$9,625
Ratio of net expenses to average net assets	0.65%*	0.66	%(c)	0.66	%(c)	0.65	%(b)	0.65	%(b)	0.65%
Ratio of net investment income to average net assets	3.19%*	2.93%		2.72%		4.05%		4.75%		5.70%
Portfolio turnover rate	243%	237%		619%		586%		457%		533%

†	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.66%.
(c)	Ratio of expenses to average net assets excluding interest expense is 0.65%.

See accompanying notes	June 30, 2005	Semi-Annual Report	5

Statement of Assets and Liabilities

Long-Term U.S. Government Portfolio

June 30, 2005 (Unaudited)

Amounts in thousands, except per share amounts

Assets:

Investments, at value	$99,044
Receivable for investments sold	15,622
Receivable for investments sold on delayed-delivery basis	15,821
Receivable for Portfolio shares sold	72
Interest and dividends receivable	922
Variation margin receivable	308
Swap premiums paid	4
Unrealized appreciation on swap agreements	41
131,834

Liabilities:

Payable for investments purchased	$23,805
Payable for investments purchased on delayed-delivery basis	12,567
Payable for short sale	506
Written options outstanding	159
Payable for Portfolio shares redeemed	4
Accrued investment advisory fee	19
Accrued administration fee	19
Accrued servicing fee	10
Variation margin payable	9
37,098

Net Assets	$94,736

Net Assets Consist of:

Paid in capital	$86,375
Undistributed net investment income	783
Accumulated undistributed net realized gain	5,119
Net unrealized appreciation	2,459
$94,736

Net Assets:

Institutional Class	$413
Administrative Class	94,323

Shares Issued and Outstanding:

Institutional Class	35
Administrative Class	7,992

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Institutional Class	$11.80
Administrative Class	11.80

Cost of Investments Owned	$97,128

6	Semi-Annual Report	June 30, 2005	See accompanying notes

Statement of Operations

Long-Term U.S. Government Portfolio

Amounts in thousands
Six Months Ended June 30, 2005 (Unaudited)
Investment Income:

Interest	$1,746
Total Income	1,746

Expenses:

Investment advisory fees	113
Administration fees	113
Distribution and/or servicing fees - Administrative Class	67
Trustees’ fees	1
Total Expenses	294

Net Investment Income	1,452

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments	1,125
Net realized gain on futures contracts, options, and swaps	3,555
Net change in unrealized appreciation on investments	298
Net change in unrealized (depreciation) on futures contracts, options, and swaps	(99)
Net Gain	4,879

Net Increase in Net Assets Resulting from Operations	$6,331

See accompanying notes	June 30, 2005	Semi-Annual Report	7

Statements of Changes in Net Assets

Long-Term U.S. Government Portfolio

Amounts in thousands
	Six Months Ended June 30, 2005 (Unaudited)	Year Ended December 31, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income	$1,452	$2,632
Net realized gain	4,680	3,294
Net change in unrealized appreciation	199	540
Net increase resulting from operations	6,331	6,466

Distributions to Shareholders:

From net investment income
Institutional Class	(4)	(9)
Administrative Class	(1,423)	(2,743)

From net realized capital gains
Institutional Class	0	(12)
Administrative Class	0	(2,388)

Total Distributions	(1,427)	(5,152)

Portfolio Share Transactions:

Receipts for shares sold
Institutional Class	236	452
Administrative Class	4,151	22,253

Issued as reinvestment of distributions
Institutional Class	4	20
Administrative Class	1,423	5,131

Cost of shares redeemed
Institutional Class	(156)	(193)
Administrative Class	(8,259)	(30,560)
Net (decrease) resulting from Portfolio share transactions	(2,601)	(2,897)

Total Increase (Decrease) in Net Assets	2,303	(1,583)

Net Assets:

Beginning of period	92,433	94,016
End of period*	$94,736	$92,433

*Including undistributed net investment income of:	$783	$758

8	Semi-Annual Report	June 30, 2005	See accompanying notes

Schedule of Investments

Long-Term U.S. Government Portfolio

June 30, 2005 (Unaudited)

Principal
Amount	Value
(000s)	(000s)

CORPORATE BONDS & NOTES 9.8%

Allstate Life Global Funding Trusts
3.221% due 01/25/2008 (a)	$200	$200
Ford Motor Credit Co.
3.590% due 07/18/2005 (a)	100	100
7.600% due 08/01/2005	100	100
General Motors Acceptance Corp.
6.750% due 01/15/2006	3,000	3,024
International Bank for Reconstruction & Development
7.625% due 01/19/2023	2,700	3,757
Pricoa Global Funding I
3.241% due 01/25/2008 (a)	200	200
Travelers Property Casualty Corp.
6.375% due 03/15/2033	1,000	1,095
U.S. Trade Funding Corp.
4.260% due 11/15/2014	827	830

Total Corporate Bonds & Notes		9,306
(Cost $8,862)

MUNICIPAL BONDS & NOTES 1.5%

Chicago, Illinois Motor Fuel Tax Revenue Bonds, (AMBAC Insured), Series 2003
5.000% due 01/01/2033	200	210
Dawson Ridge, Colorado Metropolitan District No. 1 General Obligation Bonds, Series 1992
0.000% due 10/01/2022	800	368
Detroit, Michigan School District General Obligation Bonds, (FGID Q-SBLF Insured), Series 2003
5.000% due 05/01/2033	100	105
Irving, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2003
5.000% due 02/15/2031	200	209
New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2002
5.125% due 06/15/2034	200	212
San Antonio, Texas Water Revenue Bonds, (FSA Insured), Series 2002
5.000% due 05/15/2032	250	261

Total Municipal Bonds & Notes		1,365
(Cost $1,274)

U.S. GOVERNMENT AGENCIES 25.1%

Fannie Mae
2.125% due 02/10/2006	1,000	991
3.111% due 04/26/2035 (a)	87	87
3.794% due 08/25/2021 (a)	34	35
3.944% due 08/25/2022 (a)	20	21
4.214% due 04/25/2032 (a)	50	51
4.244% due 04/25/2021 (a)	32	32
4.500% due 10/25/2034	517	472
5.000% due 11/01/2019-08/16/2020 (c)	1,135	1,148
5.500% due 05/01/2034- 02/01/2035 (c)	1,714	1,739
6.080% due 09/01/2028	64	77
Federal Home Loan Bank
2.875% due 05/22/2006	1,900	1,886
4.000% due 07/14/2008	1,000	998
5.120% due 01/10/2013	5,000	5,001
6.125% due 06/08/2018	80	93
Federal Housing Administration
6.896% due 07/01/2020	513	512
Financing Corp.
10.700% due 10/06/2017	650	1,033

Freddie Mac
3.950% due 02/15/2027 (a)	$30	$30
4.250% due 02/15/2021 (a)	37	37
5.500% due 08/15/2030- 06/15/2034 (c)	1,010	1,051
7.000% due 07/15/2023- 12/01/2031 (c)	129	136
Government National Mortgage Association
5.000% due 04/20/2034- 08/16/2034 (c)	4,025	3,755
6.000% due 08/20/2033	1,116	1,169
Overseas Private Investment Corp.
3.800% due 08/15/2007	1,000	1,084
4.736% due 03/15/2022	400	407
5.140% due 08/15/2007	1,000	968
Small Business Administration
5.240% due 08/01/2023	931	965

Total U.S. Government Agencies		23,778
(Cost $22,830)

U.S. TREASURY OBLIGATIONS 17.2%

Treasury Inflation Protected Securities (d)
3.375% due 01/15/2007 (f)	184	190
2.375% due 01/15/2025	1,135	1,243
U.S. Treasury Bonds
8.750% due 08/15/2020	300	452
7.875% due 02/15/2021	2,600	3,681
5.500% due 08/15/2028	1,300	1,531
5.250% due 11/15/2028	2,000	2,285
5.375% due 02/15/2031	3,300	3,895
U.S. Treasury Strip
0.000% due 02/15/2019 (b)	5,400	3,037

Total U.S. Treasury Obligations		16,314
(Cost $15,892)

MORTGAGE-BACKED SECURITIES 16.3%

Bear Stearns Adjustable Rate Mortgage Trust
5.081% due 03/25/2033 (a)	808	809
5.403% due 03/25/2033 (a)	291	293
4.854% due 01/25/2034 (a)	142	143
3.594% due 02/25/2034 (a)	103	103
Countrywide Alternative Loan Trust
5.500% due 10/25/2033	1,101	1,074
3.524% due 05/25/2035 (a)	482	476
Countrywide Home Loan Mortgage Pass-Through Trust
3.634% due 03/25/2035 (a)	840	840
3.654% due 06/25/2035 (a)	4,200	4,201
Countrywide Home Loans, Inc.
6.000% due 02/25/2033	87	87
CS First Boston Mortgage Securities Corp.
4.910% due 11/25/2032 (a)	91	92
3.864% due 04/25/2033 (a)	134	134
Federal Agricultural Mortgage Corp.
7.263% due 07/25/2011 (a)	176	182
First Republic Mortgage Loan Trust
3.570% due 11/15/2031 (a)	611	615
Harborview Mortgage Loan Trust
3.480% due 05/19/2035 (a)	394	393
Impac CMB Trust
5.249% due 09/25/2034	1,140	1,141
MASTR Asset Securitization Trust
5.500% due 09/25/2033	539	542
Residential Accredit Loans, Inc.
3.714% due 01/25/2033 (a)	88	88
3.714% due 03/25/2033 (a)	172	172
Residential Funding Mortgage Securities I, Inc.
6.500% due 03/25/2032	147	149
Sequoia Mortgage Trust
3.600% due 06/20/2032 (a)	185	185
3.610% due 07/20/2033 (a)	767	763
Structured Asset Mortgage Investments, Inc.
4.529% due 02/25/2030 (a)	41	41
5.000% due 03/25/2032 (a)	35	36

3.590% due 09/19/2032 (a)	$1,363	$1,357
3.680% due 06/18/2033 (a)	346	347
Structured Asset Securities Corp.
3.814% due 07/25/2032 (a)	300	300
3.604% due 01/25/2033 (a)	22	22
Washington Mutual Mortgage Securities Corp.
6.000% due 03/25/2017	79	79
5.385% due 02/25/2031 (a)	81	82
5.067% due 02/25/2033 (a)	74	75
5.397% due 02/25/2033 (a)	71	71
5.024% due 05/25/2033 (a)	159	159
Washington Mutual, Inc.
3.355% due 04/25/2045 (a)	393	393

Total Mortgage-Backed Securities		15,444
(Cost $15,420)

ASSET-BACKED SECURITIES 6.0%

AAA Trust
3.414% due 04/25/2035 (a)	611	612
Ameriquest Mortgage Securities, Inc.
3.724% due 03/25/2033 (a)	39	39
Argent Securities, Inc.
3.564% due 03/25/2034 (a)	83	83
Bayview Financial Acquisition Trust
3.770% due 08/28/2034 (a)	403	404
Bear Stearns Asset-Backed Securities, Inc.
3.814% due 11/25/2042 (a)	452	454
Chase Funding Mortgage Loan Asset-Backed Certificates
3.564% due 10/25/2031 (a)	57	57
Countrywide Asset-Backed Certificates
3.574% due 05/25/2032 (a)	4	4
Fannie Mae
3.400% due 07/25/2035 (a)	900	900
Home Equity Mortgage Trust
3.434% due 07/25/2035 (a)	1,849	1,851
Household Mortgage Loan Trust
3.560% due 05/20/2032 (a)	196	196
Long Beach Mortgage Loan Trust
3.434% due 07/25/2034 (a)	58	58
Los Angeles Arena Funding LLC
7.656% due 12/15/2026	92	102
Novastar Home Equity Loan
3.874% due 01/25/2031 (a)	18	18
Renaissance Home Equity Loan Trust
3.754% due 08/25/2033 (a)	40	40
3.814% due 12/25/2033 (a)	158	159
Residential Asset Mortgage Products, Inc.
3.414% due 11/25/2024 (a)	438	438
SMS Student Loan Trust
3.747% due 10/27/2025 (a)	102	102
Specialty Underwriting & Residential Finance
3.644% due 06/25/2034 (a)	198	198

Total Asset-Backed Securities		5,715
(Cost $5,709)

PURCHASED CALL OPTIONS 0.0%
	Notional Amount (000s)
1-Year Interest Rate Swap (OTC)
Strike @ 3.750%** Exp. 12/16/2005	2,700	2
	# of Contracts
U.S. Treasury Note 5-Year Futures (CBOT)
6.000% due 09/30/2005 Strike @ 114.500 Exp. 08/26/2005	50	1
Strike @ 114.000 Exp. 08/26/2005	50	1
Strike @ 113.500 Exp. 08/26/2005	30	0

Total Purchased Call Options		4
(Cost $13)

See accompanying notes	June 30, 2005	Semi-Annual Report	9

Schedule of Investments (Cont.)

Long-Term U.S. Government Portfolio

June 30, 2005 (Unaudited)

Notional
Amount	Value
(000s)	(000s)

PURCHASED PUT OPTIONS 0.0%
1-Year Interest Rate Swap (OTC)
Strike @ 3.750%* Exp. 12/16/2005	2,700	$10
	# of Contracts
Eurodollar September Futures (CME)
Strike @ 95.500 Exp. 09/19/2005	63	0
Strike @ 96.000 Exp. 09/19/2005	55	2
Strike @ 95.375 Exp. 09/19/2005	54	0
Strike @ 95.000 Exp. 09/19/2005	90	1
Strike @ 94.500 Exp. 09/19/2005	40	0
U.S. Treasury Bond 30-Year Futures (CBOT)
6.000% due 09/30/2005 Strike @ 101.000 Exp. 08/26/2005	46	1
Strike @ 102.000 Exp. 08/26/2005	60	1
Strike @ 106.000 Exp. 08/26/2005	31	1

Total Purchased Put Options		16
(Cost $21)

SHORT-TERM INSTRUMENTS 28.6%
	Principal Amount (000s)
Commercial Paper 19.2%
Fannie Mae
2.967% due 07/01/2005	$2,500	2,500
3.076% due 08/10/2005	100	100
3.120% due 08/24/2005	100	100
3.121% due 08/24/2005	1,300	1,294
3.191% due 09/07/2005	2,500	2,484
3.205% due 09/07/2005	400	397

Federal Home Loan Bank
2.963% due 07/01/2005	$2,500	$2,500
Freddie Mac
3.150% due 08/30/2005	900	895
3.175% due 09/06/2005	2,500	2,484
3.190% due 09/06/2005	400	397
3.250% due 09/13/2005	2,500	2,482
3.310% due 11/02/2005	600	593
General Electric Capital Corp.
3.260% due 09/22/2005	2,000	1,984

		18,210

Repurchase Agreements 8.2%
Credit Suisse First Boston
2.700% due 07/01/2005	5,900	5,900
(Dated 06/30/2005. Collateralized by U.S. Treasury Notes 3.500% due 08/15/2009 valued at $6,036. Repurchase proceeds are $5,900.)
State Street Bank
2.650% due 07/01/2005	1,840	1,840
(Dated 06/30/2005. Collateralized by Federal Farm Credit Bank 2.500% due 11/15/2005 valued at $1,879. Repurchase proceeds are $1,840.)

		7,740

U.S. Treasury Bills 1.2%
2.946% due 09/15/2005 (f)	1,160	1,152

Total Short-Term Instruments		27,102
(Cost $27,107)

Total Investments (e) 104.5%		$99,044
(Cost $97,128)
Written Options (h) (0.1%)		(159)
(Premiums $176)
Other Assets and Liabilities (Net) (4.4%)		(4,149)

Net Assets 100.0%		$94,736

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a) Variable rate security.

(b) Principal only security.

(c) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(d) Principal amount of security is adjusted for inflation.

(e) As of June 30, 2005, portfolio securities with an aggregate market value of $9,608 were valued with reference to securities whose prices are more readily obtainable.

(f) Securities with an aggregate market value of $1,342 have been segregated with the custodian to cover margin requirements for the following open futures contracts at :

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Eurodollar March Long Futures	03/2006	100	$ 53
U.S. Treasury 10-Year Note Long Futures	09/2005	61	(6)
U.S. Treasury 30-Year Bond Long Futures	09/2005	516	439

			$ 486

(g) Swap agreements outstanding at June 30, 2005:

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate		Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation
Barclays Bank PLC	3-month USD-LIBOR	Pay		5.000%	12/15/2015	$9,200	$41

(h) Premiums received on written options:
Name of Issuer		Exercise Price		Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury Bond 30-Year Futures		$120.000		08/26/2005	11	$8	$0
Call - CME Eurodollar December Futures		96.250		12/19/2005	35	8	5
Call - CME Eurodollar December Futures		96.500		12/19/2005	57	14	2
Put - CME Eurodollar June Futures		95.000		06/19/2006	33	16	3

						$46	$10

Name of Issuer	Counterparty	Exercise Rate		Expiration Date	Notional Amount	Premium	Value
Call - OTC 7-Year Interest Rate Swap	Bank of America	4.500	%**	05/02/2008	$ 700	$14	$24
Put - OTC 7-Year Interest Rate Swap	Bank of America	5.500	%*	05/02/2008	700	17	12
Call - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	0.000	%**	05/02/2008	1,500	33	51
Put - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	5.500	%*	05/02/2008	1,500	35	26
Call - OTC 7-Year Interest Rate Swap	Merrill Lynch & Co., Inc.	0.000	%**	05/02/2008	700	14	24
Put - OTC 7-Year Interest Rate Swap	Merrill Lynch & Co., Inc.	5.500	%*	05/02/2008	700	17	12

						$130	$149

* The Portfolio will pay a floating rate based on 3-month USD-LIBOR.
** The Portfolio will receive a floating rate based on 3-month USD-LIBOR.

(i) Short sales open at June 30, 2005 were as follows:
Type		Coupon (%)		Maturity	Par	Value	Proceeds
Fannie Mae		5.000		07/19/2020	$ 500	$506	$506

10	Semi-Annual Report	June 30, 2005	See accompanying notes

Notes to Financial Statements

June 30, 2005 (Unaudited)

1. Organization

The Long-Term U.S. Government Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented in these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed-income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open. Market value is determined on the basis of last reported sales price, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed-income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as a component of interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from financial accounting principles generally accepted in the United States of America (“GAAP”). Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported in the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized

June 30, 2005	Semi-Annual Report	11

Notes to Financial Statements (Cont.)

June 30, 2005 (Unaudited)

and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative and servicing fees.

Delayed-Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Futures Contracts. The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Inflation-Indexed Bonds. The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

Options Contracts. The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

12	Semi-Annual Report	June 30, 2005

Short Sales. The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and interest payable on such securities, if any, is reflected as a liability in the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

Stripped Mortgage-Backed Securities. The Portfolio may invest in stripped mortgage-backed securities (SMBS). SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, the Portfolio may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return, forward spread lock, and credit default swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms and the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss in the Statements of Operations upon termination of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received by the Portfolio are included as part of realized gain (loss) on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

As a result of a FASB Emerging Issues Task Force (“EITF”) consensus, No. 03-11, and related SEC staff guidance, the Portfolio has reclassified periodic payments made or received under swap agreements, which were previously included within miscellaneous income, to a component of realized gain (loss) in the Statement of Operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year’s Statement of Changes in Net Assets and the per share amounts in the prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly.

U.S. Government Agencies or Government-Sponsored Enterprises. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U. S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

June 30, 2005	Semi-Annual Report	13

Notes to Financial Statements (Cont.)

June 30, 2005 (Unaudited)

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO) is a majority owned subsidiary of Allianz Global Investors of America L.P., formerly known as Allianz Dresdner Asset Management of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.25%.

Servicing Fee. Allianz Global Investors Distributors, LLC (the “Distributor”), formerly known as PA Distributors LLC (“PAD”), is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributor was 0.15% during current fiscal year.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current period ended June 30, 2005, each unaffiliated Trustee received an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, each Committee Chair received an additional annual retainer of $500 and each Audit Committee Chair received an additional annual retainer of $1,500. These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4. Purchases and Sales of Securities

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2005 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$159,254	$153,909	$10,670	$4,786

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

Premium
Balance at 12/31/2004	$35
Sales	191
Closing Buys	(2)
Expirations	(48)
Exercised	0
Balance at 06/30/2005	$176

14	Semi-Annual Report	June 30, 2005

6. Federal Income Tax Matters

At June 30, 2005, the aggregate cost of investments was the same for federal income tax and financial statement purposes. The net unrealized appreciation (depreciation) of investment securities for federal income tax purposes is as follows (amounts in thousands):

Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation
$ 2,118	$ (202)	$1,916

7. Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2005		Year Ended 12/31/2004
	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	21	$236	42	$452
Administrative Class	365	4,151	1,966	22,253

Issued as reinvestment of distributions

Institutional Class	0	4	2	20
Administrative Class	125	1,423	458	5,131

Cost of shares redeemed

Institutional Class	(14)	(156)	(17)	(193)
Administrative Class	(728)	(8,259)	(2,734)	(30,560)

Net decrease resulting from Portfolio share transactions	(231)	$(2,601)	(283)	$(2,897)

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held
Institutional Class	1	8
Administrative Class	4	99

8. Regulatory and Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, Allianz Global Investors (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.), PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and Allianz Global Investors Distributors LLC (“AGID”), in connection with the same matter. In the New Jersey Settlement, AGI, PEA and AGID neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and AGID had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, AGID, and certain of their affiliates, including PIMCO Funds (formerly, PIMCO Funds: Pacific Investment Management Series), Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series), and the Trustees of the Trust (in their capacity as Trustees of the PIMCO or Allianz Funds), have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits

June 30, 2005	Semi-Annual Report	15

Notes to Financial Statements (Cont.)

June 30, 2005 (Unaudited)

concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO and Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the Allianz and PIMCO Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the PIMCO Funds’ Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the Allianz and PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

On April 11, 2005, the Attorney General of the State of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia (the “West Virginia Complaint”) against Allianz Global Investors Fund Management LLC (formerly PA Fund Management LLC) (“AGIF”), PEA and AGID alleging, among other things, that they improperly allowed broker-dealers, hedge funds and investment advisers to engage in frequent trading of various open-end funds advised or distributed by AGIF and certain of its affiliates in violation of the funds’ stated restrictions on “market timing.” On May 31, 2005, AGIF, PEA and AGID, along with the other mutual fund defendants in the action, removed the action to the U.S. District Court for the District of West Virginia. The West Virginia Complaint also names numerous other defendants unaffiliated with AGIF in separate claims alleging improper market timing and/or late trading of open-end investment companies advised or distributed by such other defendants. The West Virginia Complaint seeks injunctive relief, civil monetary penalties, investigative costs and attorney’s fees.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, AGID and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser, and AGID could be barred from serving as principal underwriter, to any registered investment company, including the Portfolios of the Trust. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, AGID, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order. If the West Virginia Attorney General were to obtain a court injunction against AGIF, PEA or AGID, the Applicants would, in turn, seek exemptive relief under Section 9(c) with respect to that matter, although there is no assurance that such exemptive relief would be granted.

The foregoing speaks only as of the date of this report. It is possible that these matters and/or other developments resulting from these matters could result in increased Portfolio redemptions or other adverse consequences to the Portfolio. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Portfolio.

16	Semi-Annual Report	June 30, 2005

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

PIMCO VARIABLE INSURANCE TRUST

LONG-TERM U.S. GOVERNMENT PORTFOLIO

INSTITUTIONAL CLASS

SEMI-ANNUAL REPORT
June 30, 2005

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust prospectus. Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. This and other information is contained in the Portfolio’s prospectus. Please read the prospectus carefully before you invest or send money.

Chairman’s Letter

Dear Shareholder:

We are pleased to present this semi-annual report for the PIMCO Variable Insurance Trust, covering the six-month period ended June 30, 2005.

Bonds generally rallied worldwide during the first half of 2005, as intermediate and long-term interest rates fell, risk appetites for credit-sensitive assets revived somewhat and signs of a global economic slowdown emerged. In the U.S., fixed income returns were also positive overall for the first six months of 2005, as second quarter gains generally offset losses in the first quarter.

The phenomenon of decreasing longer-dated yields amid a tightening cycle by the Federal Reserve—dubbed a “conundrum” by Fed Chairman Alan Greenspan—continued throughout the six-month period. Amidst the explanation of the “conundrum,” several factors emerge. First, inflation remains relatively contained, while weakness in the manufacturing data signaled that the U.S. economy could be poised to slow down. Second, Asian central banks continued to buy Treasuries to keep their currencies from appreciating versus the U.S. dollar, thereby helping to finance the U.S. trade deficit. Finally, demand from U.S. pension funds to reduce the mismatch between the duration of their assets and liabilities provided support for longer-dated bonds.

On the following pages you will find details on the Portfolio and its total return investment performance, including our discussion of the primary factors that affected performance during the six-month reporting period.

We appreciate the trust you have placed in us, and we will strive to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

July 31, 2005

June 30, 2005	Semi-Annual Report	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of fifteen separate investment portfolios. Each portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of a portfolio directly. Shares of a portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: real rate risk, derivative risk, small company risk, non-U.S. security risk, high-yield security risk and specific sector investment risks. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a portfolio could not close out a position when it would be most advantageous to do so. A Portfolio investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified portfolio. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

Inflation-indexed bonds issued by the U.S. Government, also known as “TIPS”, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Repayment upon maturity of the original principal as adjusted for inflation is guaranteed by the U.S. Government. Neither the current market value of inflation-indexed bonds nor the value of shares of a portfolio that invests in inflation-indexed bonds is guaranteed, and either or both may fluctuate.

On the performance summary page in this semi-annual report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay (i) on Portfolio distributions or (ii) the redemption of Portfolio shares. The Portfolio’s performance also does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns.

An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the SEC’s website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

2	Semi-Annual Report	June 30, 2005

Important Information (continued)

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this semi-annual report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from January 1, 2005 to June 30, 2005.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel or litigation expense).

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

June 30, 2005	Semi-Annual Report	3

Long-Term U.S. Government Portfolio

CUMULATIVE RETURNS THROUGH JUNE 30, 2005

             Long-Term U.S. Government      Lehman Brothers
                      Portfolio            Long-Term Treasury
                 Institutional Class             Index
             -------------------------     ------------------
 4/30/2000            $10,000                 $10,000
 5/31/2000              9,957                   9,964
 6/30/2000             10,207                  10,180
 7/31/2000             10,414                  10,355
 8/31/2000             10,668                  10,591
 9/30/2000             10,552                  10,463
10/31/2000             10,765                  10,626
11/30/2000             11,097                  10,962
12/31/2000             11,429                  11,220
 1/31/2001             11,485                  11,239
 2/28/2001             11,708                  11,431
 3/31/2001             11,657                  11,374
 4/30/2001             11,320                  11,065
 5/31/2001             11,346                  11,079
 6/30/2001             11,443                  11,174
 7/31/2001             11,908                  11,590
 8/31/2001             12,192                  11,838
 9/30/2001             12,328                  11,927
10/31/2001             12,935                  12,512
11/30/2001             12,346                  11,918
12/31/2001             12,118                  11,694
 1/31/2002             12,311                  11,844
 2/28/2002             12,532                  11,982
 3/31/2002             12,016                  11,498
 4/30/2002             12,509                  11,935
 5/31/2002             12,572                  11,972
 6/30/2002             12,779                  12,187
 7/31/2002             13,164                  12,562
 8/31/2002             13,690                  13,111
 9/30/2002             14,173                  13,657
10/31/2002             13,741                  13,265
11/30/2002             13,674                  13,118
12/31/2002             14,272                  13,656
 1/31/2003             14,197                  13,609
 2/28/2003             14,618                  14,021
 3/31/2003             14,437                  13,845
 4/30/2003             14,609                  13,986
 5/31/2003             15,400                  14,772
 6/30/2003             15,178                  14,547
 7/31/2003             13,905                  13,246
 8/31/2003             14,128                  13,457
 9/30/2003             14,941                  14,158
10/31/2003             14,569                  13,764
11/30/2003             14,655                  13,830
12/31/2003             14,850                  13,995
 1/31/2004             15,086                  14,235
 2/29/2004             15,433                  14,518
 3/31/2004             15,703                  14,739
 4/30/2004             14,807                  13,912
 5/31/2004             14,708                  13,844
 6/30/2004             14,837                  13,970
 7/31/2004             15,128                  14,207
 8/31/2004             15,706                  14,734
 9/30/2004             15,798                  14,858
10/31/2004             16,019                  15,077
11/30/2004             15,620                  14,741
12/31/2004             15,998                  15,073
 1/31/2005             16,324                  15,453
 2/28/2005             16,078                  15,254
 3/31/2005             15,980                  15,152
 4/30/2005             16,503                  15,670
 5/31/2005             16,925                  16,077
 6/30/2005             17,145                  16,318

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Institutional Class.

SECTOR BREAKDOWN‡

Short-Term Instruments	27.4%
U.S. Government Agencies	24.0%
U.S. Treasury Obligations	16.5%
Mortgage-Backed Securities	15.6%
Corporate Bonds & Notes	9.4%
Asset-Backed Securities	5.8%
Other	1.3%

‡ % of Total Investments as of June 30, 2005

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended June 30, 2005

		6 Months	1 Year	5 Years*	Since Inception*
	Long-Term U.S. Government Portfolio Institutional Class (Inception 04/10/00)	7.16%	15.55%	10.93%	10.31%
- - - - - - -	Lehman Brothers Long-Term Treasury Index	8.26%	16.80%	9.90%	—
	* Annualized. All Portfolio returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Please refer to page 2 herein for an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$1,071.60	$1,022.32
Expenses Paid During Period†	$2.57	$2.51

†Expenses are equal to the Portfolio’s Institutional Class annualized expense ratio of 0.50%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The Long-Term U.S. Government Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed-income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”).

•	The Portfolio’s Institutional Class shares underperformed its benchmark, the Lehman Brothers Long-Term Treasury Index, for the six-month period ended June 30, 2005, returning 7.16% versus the benchmark’s 8.26% return.

•	Below-benchmark duration through May hampered performance, as the yield curve flattened and long-maturity interest rates fell. This effect was intensified by the Portfolio’s overweight to intermediate maturities, which underperformed given the flattening of the yield curve.

•	A small exposure to long-maturity corporate securities detracted from returns, as long credits underperformed similar maturity Treasuries for the period, due to downgrades in the auto sector.

•	Contributions from mortgage investments were mixed, as pass-throughs moderately outperformed Treasury securities as spreads tightened. However, long-structured mortgages lagged similar-duration Treasuries.

•	Allocations to long-maturity TIPS and municipal bonds modestly hindered relative returns, as these securities underperformed similar-maturity Treasuries during the period.

4	Semi-Annual Report	June 30, 2005

Financial Highlights

Long-Term U.S. Government Portfolio (Institutional Class)

Selected Per Share Data for the Year Ended:	06/30/2005†	12/31/2004	12/31/2003		12/31/2002		12/31/2001	04/10/2000- 12/31/2000

Net asset value beginning of period	$11.19	$11.01	$11.09		$10.27		$10.56	$9.90
Net investment income (a)	0.19	0.36	0.32		0.46		0.54	0.43
Net realized/unrealized gain on investments (a)	0.60	0.48	0.12		1.31		0.08	0.66
Total income from investment operations	0.79	0.84	0.44		1.77		0.62	1.09
Dividends from net investment income	(0.18)	(0.36)	(0.35)		(0.46)		(0.54)	(0.43)
Distributions from net realized capital gains	0.00	(0.30)	(0.17)		(0.49)		(0.37)	0.00
Total distributions	(0.18)	(0.66)	(0.52)		(0.95)		(0.91)	(0.43)
Net asset value end of period	$11.80	$11.19	$11.01		$11.09		$10.27	$10.56
Total return	7.16%	7.73%	4.05%		17.77%		6.03%	11.32%
Net assets end of period (000s)	$413	$311	$13		$13		$11	$10
Ratio of net expenses to average net assets	0.50%*	0.50%	0.51	%(c)	0.50	%(b)	0.50%	0.50%*
Ratio of net investment income to average net assets	3.36%*	3.22%	2.85%		4.22%		5.05%	5.97%*
Portfolio turnover rate	243%	237%	619%		586%		457%	553%

†	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.51%.
(c)	Ratio of expenses to average net assets excluding interest expense is 0.50%.

See accompanying notes	June 30, 2005	Semi-Annual Report	5

Statement of Assets and Liabilities

Long-Term U.S. Government Portfolio

June 30, 2005 (Unaudited)

Amounts in thousands, except per share amounts

Assets:

Investments, at value	$99,044
Receivable for investments sold	15,622
Receivable for investments sold on delayed-delivery basis	15,821
Receivable for Portfolio shares sold	72
Interest and dividends receivable	922
Variation margin receivable	308
Swap premiums paid	4
Unrealized appreciation on swap agreements	41
131,834

Liabilities:

Payable for investments purchased	$23,805
Payable for investments purchased on delayed-delivery basis	12,567
Payable for short sale	506
Written options outstanding	159
Payable for Portfolio shares redeemed	4
Accrued investment advisory fee	19
Accrued administration fee	19
Accrued servicing fee	10
Variation margin payable	9
37,098

Net Assets	$94,736

Net Assets Consist of:

Paid in capital	$86,375
Undistributed net investment income	783
Accumulated undistributed net realized gain	5,119
Net unrealized appreciation	2,459
$94,736

Net Assets:

Institutional Class	$413
Administrative Class	94,323

Shares Issued and Outstanding:

Institutional Class	35
Administrative Class	7,992

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Institutional Class	$11.80
Administrative Class	11.80

Cost of Investments Owned	$97,128

6	Semi-Annual Report	June 30, 2005	See accompanying notes

Statement of Operations

Long-Term U.S. Government Portfolio

Amounts in thousands
Six Months Ended June 30, 2005 (Unaudited)
Investment Income:

Interest	$1,746
Total Income	1,746

Expenses:

Investment advisory fees	113
Administration fees	113
Distribution and/or servicing fees - Administrative Class	67
Trustees’ fees	1
Total Expenses	294

Net Investment Income	1,452

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments	1,125
Net realized gain on futures contracts, options, and swaps	3,555
Net change in unrealized appreciation on investments	298
Net change in unrealized (depreciation) on futures contracts, options, and swaps	(99)
Net Gain	4,879

Net Increase in Net Assets Resulting from Operations	$6,331

See accompanying notes	June 30, 2005	Semi-Annual Report	7

Statements of Changes in Net Assets

Long-Term U.S. Government Portfolio

Amounts in thousands
	Six Months Ended June 30, 2005 (Unaudited)	Year Ended December 31, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income	$1,452	$2,632
Net realized gain	4,680	3,294
Net change in unrealized appreciation	199	540
Net increase resulting from operations	6,331	6,466

Distributions to Shareholders:

From net investment income
Institutional Class	(4)	(9)
Administrative Class	(1,423)	(2,743)

From net realized capital gains
Institutional Class	0	(12)
Administrative Class	0	(2,388)

Total Distributions	(1,427)	(5,152)

Portfolio Share Transactions:

Receipts for shares sold
Institutional Class	236	452
Administrative Class	4,151	22,253

Issued as reinvestment of distributions
Institutional Class	4	20
Administrative Class	1,423	5,131

Cost of shares redeemed
Institutional Class	(156)	(193)
Administrative Class	(8,259)	(30,560)
Net (decrease) resulting from Portfolio share transactions	(2,601)	(2,897)

Total Increase (Decrease) in Net Assets	2,303	(1,583)

Net Assets:

Beginning of period	92,433	94,016
End of period*	$94,736	$92,433

*Including undistributed net investment income of:	$783	$758

8	Semi-Annual Report	June 30, 2005	See accompanying notes

Schedule of Investments

Long-Term U.S. Government Portfolio

June 30, 2005 (Unaudited)

Principal
Amount	Value
(000s)	(000s)

CORPORATE BONDS & NOTES 9.8%

Allstate Life Global Funding Trusts
3.221% due 01/25/2008 (a)	$200	$200
Ford Motor Credit Co.
3.590% due 07/18/2005 (a)	100	100
7.600% due 08/01/2005	100	100
General Motors Acceptance Corp.
6.750% due 01/15/2006	3,000	3,024
International Bank for Reconstruction & Development
7.625% due 01/19/2023	2,700	3,757
Pricoa Global Funding I
3.241% due 01/25/2008 (a)	200	200
Travelers Property Casualty Corp.
6.375% due 03/15/2033	1,000	1,095
U.S. Trade Funding Corp.
4.260% due 11/15/2014	827	830

Total Corporate Bonds & Notes		9,306
(Cost $8,862)

MUNICIPAL BONDS & NOTES 1.5%

Chicago, Illinois Motor Fuel Tax Revenue Bonds, (AMBAC Insured), Series 2003
5.000% due 01/01/2033	200	210
Dawson Ridge, Colorado Metropolitan District No. 1 General Obligation Bonds, Series 1992
0.000% due 10/01/2022	800	368
Detroit, Michigan School District General Obligation Bonds, (FGID Q-SBLF Insured), Series 2003
5.000% due 05/01/2033	100	105
Irving, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2003
5.000% due 02/15/2031	200	209
New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2002
5.125% due 06/15/2034	200	212
San Antonio, Texas Water Revenue Bonds, (FSA Insured), Series 2002
5.000% due 05/15/2032	250	261

Total Municipal Bonds & Notes		1,365
(Cost $1,274)

U.S. GOVERNMENT AGENCIES 25.1%

Fannie Mae
2.125% due 02/10/2006	1,000	991
3.111% due 04/26/2035 (a)	87	87
3.794% due 08/25/2021 (a)	34	35
3.944% due 08/25/2022 (a)	20	21
4.214% due 04/25/2032 (a)	50	51
4.244% due 04/25/2021 (a)	32	32
4.500% due 10/25/2034	517	472
5.000% due 11/01/2019-08/16/2020 (c)	1,135	1,148
5.500% due 05/01/2034- 02/01/2035 (c)	1,714	1,739
6.080% due 09/01/2028	64	77
Federal Home Loan Bank
2.875% due 05/22/2006	1,900	1,886
4.000% due 07/14/2008	1,000	998
5.120% due 01/10/2013	5,000	5,001
6.125% due 06/08/2018	80	93
Federal Housing Administration
6.896% due 07/01/2020	513	512
Financing Corp.
10.700% due 10/06/2017	650	1,033

Freddie Mac
3.950% due 02/15/2027 (a)	$30	$30
4.250% due 02/15/2021 (a)	37	37
5.500% due 08/15/2030- 06/15/2034 (c)	1,010	1,051
7.000% due 07/15/2023- 12/01/2031 (c)	129	136
Government National Mortgage Association
5.000% due 04/20/2034- 08/16/2034 (c)	4,025	3,755
6.000% due 08/20/2033	1,116	1,169
Overseas Private Investment Corp.
3.800% due 08/15/2007	1,000	1,084
4.736% due 03/15/2022	400	407
5.140% due 08/15/2007	1,000	968
Small Business Administration
5.240% due 08/01/2023	931	965

Total U.S. Government Agencies		23,778
(Cost $22,830)

U.S. TREASURY OBLIGATIONS 17.2%

Treasury Inflation Protected Securities (d)
3.375% due 01/15/2007 (f)	184	190
2.375% due 01/15/2025	1,135	1,243
U.S. Treasury Bonds
8.750% due 08/15/2020	300	452
7.875% due 02/15/2021	2,600	3,681
5.500% due 08/15/2028	1,300	1,531
5.250% due 11/15/2028	2,000	2,285
5.375% due 02/15/2031	3,300	3,895
U.S. Treasury Strip
0.000% due 02/15/2019 (b)	5,400	3,037

Total U.S. Treasury Obligations		16,314
(Cost $15,892)

MORTGAGE-BACKED SECURITIES 16.3%

Bear Stearns Adjustable Rate Mortgage Trust
5.081% due 03/25/2033 (a)	808	809
5.403% due 03/25/2033 (a)	291	293
4.854% due 01/25/2034 (a)	142	143
3.594% due 02/25/2034 (a)	103	103
Countrywide Alternative Loan Trust
5.500% due 10/25/2033	1,101	1,074
3.524% due 05/25/2035 (a)	482	476
Countrywide Home Loan Mortgage Pass-Through Trust
3.634% due 03/25/2035 (a)	840	840
3.654% due 06/25/2035 (a)	4,200	4,201
Countrywide Home Loans, Inc.
6.000% due 02/25/2033	87	87
CS First Boston Mortgage Securities Corp.
4.910% due 11/25/2032 (a)	91	92
3.864% due 04/25/2033 (a)	134	134
Federal Agricultural Mortgage Corp.
7.263% due 07/25/2011 (a)	176	182
First Republic Mortgage Loan Trust
3.570% due 11/15/2031 (a)	611	615
Harborview Mortgage Loan Trust
3.480% due 05/19/2035 (a)	394	393
Impac CMB Trust
5.249% due 09/25/2034	1,140	1,141
MASTR Asset Securitization Trust
5.500% due 09/25/2033	539	542
Residential Accredit Loans, Inc.
3.714% due 01/25/2033 (a)	88	88
3.714% due 03/25/2033 (a)	172	172
Residential Funding Mortgage Securities I, Inc.
6.500% due 03/25/2032	147	149
Sequoia Mortgage Trust
3.600% due 06/20/2032 (a)	185	185
3.610% due 07/20/2033 (a)	767	763
Structured Asset Mortgage Investments, Inc.
4.529% due 02/25/2030 (a)	41	41
5.000% due 03/25/2032 (a)	35	36

3.590% due 09/19/2032 (a)	$1,363	$1,357
3.680% due 06/18/2033 (a)	346	347
Structured Asset Securities Corp.
3.814% due 07/25/2032 (a)	300	300
3.604% due 01/25/2033 (a)	22	22
Washington Mutual Mortgage Securities Corp.
6.000% due 03/25/2017	79	79
5.385% due 02/25/2031 (a)	81	82
5.067% due 02/25/2033 (a)	74	75
5.397% due 02/25/2033 (a)	71	71
5.024% due 05/25/2033 (a)	159	159
Washington Mutual, Inc.
3.355% due 04/25/2045 (a)	393	393

Total Mortgage-Backed Securities		15,444
(Cost $15,420)

ASSET-BACKED SECURITIES 6.0%

AAA Trust
3.414% due 04/25/2035 (a)	611	612
Ameriquest Mortgage Securities, Inc.
3.724% due 03/25/2033 (a)	39	39
Argent Securities, Inc.
3.564% due 03/25/2034 (a)	83	83
Bayview Financial Acquisition Trust
3.770% due 08/28/2034 (a)	403	404
Bear Stearns Asset-Backed Securities, Inc.
3.814% due 11/25/2042 (a)	452	454
Chase Funding Mortgage Loan Asset-Backed Certificates
3.564% due 10/25/2031 (a)	57	57
Countrywide Asset-Backed Certificates
3.574% due 05/25/2032 (a)	4	4
Fannie Mae
3.400% due 07/25/2035 (a)	900	900
Home Equity Mortgage Trust
3.434% due 07/25/2035 (a)	1,849	1,851
Household Mortgage Loan Trust
3.560% due 05/20/2032 (a)	196	196
Long Beach Mortgage Loan Trust
3.434% due 07/25/2034 (a)	58	58
Los Angeles Arena Funding LLC
7.656% due 12/15/2026	92	102
Novastar Home Equity Loan
3.874% due 01/25/2031 (a)	18	18
Renaissance Home Equity Loan Trust
3.754% due 08/25/2033 (a)	40	40
3.814% due 12/25/2033 (a)	158	159
Residential Asset Mortgage Products, Inc.
3.414% due 11/25/2024 (a)	438	438
SMS Student Loan Trust
3.747% due 10/27/2025 (a)	102	102
Specialty Underwriting & Residential Finance
3.644% due 06/25/2034 (a)	198	198

Total Asset-Backed Securities		5,715
(Cost $5,709)

PURCHASED CALL OPTIONS 0.0%
	Notional Amount (000s)
1-Year Interest Rate Swap (OTC)
Strike @ 3.750%** Exp. 12/16/2005	2,700	2
	# of Contracts
U.S. Treasury Note 5-Year Futures (CBOT)
6.000% due 09/30/2005 Strike @ 114.500 Exp. 08/26/2005	50	1
Strike @ 114.000 Exp. 08/26/2005	50	1
Strike @ 113.500 Exp. 08/26/2005	30	0

Total Purchased Call Options		4
(Cost $13)

See accompanying notes	June 30, 2005	Semi-Annual Report	9

Schedule of Investments (Cont.)

Long-Term U.S. Government Portfolio

June 30, 2005 (Unaudited)

Notional
Amount	Value
(000s)	(000s)

PURCHASED PUT OPTIONS 0.0%
1-Year Interest Rate Swap (OTC)
Strike @ 3.750%* Exp. 12/16/2005	2,700	$10
	# of Contracts
Eurodollar September Futures (CME)
Strike @ 95.500 Exp. 09/19/2005	63	0
Strike @ 96.000 Exp. 09/19/2005	55	2
Strike @ 95.375 Exp. 09/19/2005	54	0
Strike @ 95.000 Exp. 09/19/2005	90	1
Strike @ 94.500 Exp. 09/19/2005	40	0
U.S. Treasury Bond 30-Year Futures (CBOT)
6.000% due 09/30/2005 Strike @ 101.000 Exp. 08/26/2005	46	1
Strike @ 102.000 Exp. 08/26/2005	60	1
Strike @ 106.000 Exp. 08/26/2005	31	1

Total Purchased Put Options		16
(Cost $21)

SHORT-TERM INSTRUMENTS 28.6%
	Principal Amount (000s)
Commercial Paper 19.2%
Fannie Mae
2.967% due 07/01/2005	$2,500	2,500
3.076% due 08/10/2005	100	100
3.120% due 08/24/2005	100	100
3.121% due 08/24/2005	1,300	1,294
3.191% due 09/07/2005	2,500	2,484
3.205% due 09/07/2005	400	397

Federal Home Loan Bank
2.963% due 07/01/2005	$2,500	$2,500
Freddie Mac
3.150% due 08/30/2005	900	895
3.175% due 09/06/2005	2,500	2,484
3.190% due 09/06/2005	400	397
3.250% due 09/13/2005	2,500	2,482
3.310% due 11/02/2005	600	593
General Electric Capital Corp.
3.260% due 09/22/2005	2,000	1,984

		18,210

Repurchase Agreements 8.2%
Credit Suisse First Boston
2.700% due 07/01/2005	5,900	5,900
(Dated 06/30/2005. Collateralized by U.S. Treasury Notes 3.500% due 08/15/2009 valued at $6,036. Repurchase proceeds are $5,900.)
State Street Bank
2.650% due 07/01/2005	1,840	1,840
(Dated 06/30/2005. Collateralized by Federal Farm Credit Bank 2.500% due 11/15/2005 valued at $1,879. Repurchase proceeds are $1,840.)

		7,740

U.S. Treasury Bills 1.2%
2.946% due 09/15/2005 (f)	1,160	1,152

Total Short-Term Instruments		27,102
(Cost $27,107)

Total Investments (e) 104.5%		$99,044
(Cost $97,128)
Written Options (h) (0.1%)		(159)
(Premiums $176)
Other Assets and Liabilities (Net) (4.4%)		(4,149)

Net Assets 100.0%		$94,736

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a) Variable rate security.

(b) Principal only security.

(c) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(d) Principal amount of security is adjusted for inflation.

(e) As of June 30, 2005, portfolio securities with an aggregate market value of $9,608 were valued with reference to securities whose prices are more readily obtainable.

(f) Securities with an aggregate market value of $1,342 have been segregated with the custodian to cover margin requirements for the following open futures contracts at :

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Eurodollar March Long Futures	03/2006	100	$ 53
U.S. Treasury 10-Year Note Long Futures	09/2005	61	(6)
U.S. Treasury 30-Year Bond Long Futures	09/2005	516	439

			$ 486

(g) Swap agreements outstanding at June 30, 2005:

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate		Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation
Barclays Bank PLC	3-month USD-LIBOR	Pay		5.000%	12/15/2015	$9,200	$41

(h) Premiums received on written options:
Name of Issuer		Exercise Price		Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury Bond 30-Year Futures		$120.000		08/26/2005	11	$8	$0
Call - CME Eurodollar December Futures		96.250		12/19/2005	35	8	5
Call - CME Eurodollar December Futures		96.500		12/19/2005	57	14	2
Put - CME Eurodollar June Futures		95.000		06/19/2006	33	16	3

						$46	$10

Name of Issuer	Counterparty	Exercise Rate		Expiration Date	Notional Amount	Premium	Value
Call - OTC 7-Year Interest Rate Swap	Bank of America	4.500	%**	05/02/2008	$ 700	$14	$24
Put - OTC 7-Year Interest Rate Swap	Bank of America	5.500	%*	05/02/2008	700	17	12
Call - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	0.000	%**	05/02/2008	1,500	33	51
Put - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	5.500	%*	05/02/2008	1,500	35	26
Call - OTC 7-Year Interest Rate Swap	Merrill Lynch & Co., Inc.	0.000	%**	05/02/2008	700	14	24
Put - OTC 7-Year Interest Rate Swap	Merrill Lynch & Co., Inc.	5.500	%*	05/02/2008	700	17	12

						$130	$149

* The Portfolio will pay a floating rate based on 3-month USD-LIBOR.
** The Portfolio will receive a floating rate based on 3-month USD-LIBOR.

(i) Short sales open at June 30, 2005 were as follows:
Type		Coupon (%)		Maturity	Par	Value	Proceeds
Fannie Mae		5.000		07/19/2020	$ 500	$506	$506

10	Semi-Annual Report	June 30, 2005	See accompanying notes

Notes to Financial Statements

June 30, 2005 (Unaudited)

1. Organization

The Long-Term U.S. Government Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented in these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed-income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open. Market value is determined on the basis of last reported sales price, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed-income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as a component of interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from financial accounting principles generally accepted in the United States of America (“GAAP”). Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported in the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized

June 30, 2005	Semi-Annual Report	11

Notes to Financial Statements (Cont.)

June 30, 2005 (Unaudited)

and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative and servicing fees.

Delayed-Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Futures Contracts. The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Inflation-Indexed Bonds. The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

Options Contracts. The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

12	Semi-Annual Report	June 30, 2005

Short Sales. The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and interest payable on such securities, if any, is reflected as a liability in the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

Stripped Mortgage-Backed Securities. The Portfolio may invest in stripped mortgage-backed securities (SMBS). SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, the Portfolio may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return, forward spread lock, and credit default swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms and the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss in the Statements of Operations upon termination of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received by the Portfolio are included as part of realized gain (loss) on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

As a result of a FASB Emerging Issues Task Force (“EITF”) consensus, No. 03-11, and related SEC staff guidance, the Portfolio has reclassified periodic payments made or received under swap agreements, which were previously included within miscellaneous income, to a component of realized gain (loss) in the Statement of Operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year’s Statement of Changes in Net Assets and the per share amounts in the prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly.

U.S. Government Agencies or Government-Sponsored Enterprises. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U. S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

June 30, 2005	Semi-Annual Report	13

Notes to Financial Statements (Cont.)

June 30, 2005 (Unaudited)

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (PIMCO) is a majority owned subsidiary of Allianz Global Investors of America L.P., formerly known as Allianz Dresdner Asset Management of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.25%.

Servicing Fee. Allianz Global Investors Distributors, LLC (the “Distributor”), formerly known as PA Distributors LLC (“PAD”), is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributor was 0.15% during current fiscal year.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current period ended June 30, 2005, each unaffiliated Trustee received an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, each Committee Chair received an additional annual retainer of $500 and each Audit Committee Chair received an additional annual retainer of $1,500. These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4. Purchases and Sales of Securities

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2005 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$159,254	$153,909	$10,670	$4,786

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

Premium
Balance at 12/31/2004	$35
Sales	191
Closing Buys	(2)
Expirations	(48)
Exercised	0
Balance at 06/30/2005	$176

14	Semi-Annual Report	June 30, 2005

6. Federal Income Tax Matters

At June 30, 2005, the aggregate cost of investments was the same for federal income tax and financial statement purposes. The net unrealized appreciation (depreciation) of investment securities for federal income tax purposes is as follows (amounts in thousands):

Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation
$ 2,118	$ (202)	$1,916

7. Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2005		Year Ended 12/31/2004
	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	21	$236	42	$452
Administrative Class	365	4,151	1,966	22,253

Issued as reinvestment of distributions

Institutional Class	0	4	2	20
Administrative Class	125	1,423	458	5,131

Cost of shares redeemed

Institutional Class	(14)	(156)	(17)	(193)
Administrative Class	(728)	(8,259)	(2,734)	(30,560)

Net decrease resulting from Portfolio share transactions	(231)	$(2,601)	(283)	$(2,897)

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held
Institutional Class	1	8
Administrative Class	4	99

8. Regulatory and Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, Allianz Global Investors (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.), PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and Allianz Global Investors Distributors LLC (“AGID”), in connection with the same matter. In the New Jersey Settlement, AGI, PEA and AGID neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and AGID had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, AGID, and certain of their affiliates, including PIMCO Funds (formerly, PIMCO Funds: Pacific Investment Management Series), Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series), and the Trustees of the Trust (in their capacity as Trustees of the PIMCO or Allianz Funds), have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits

June 30, 2005	Semi-Annual Report	15

Notes to Financial Statements (Cont.)

June 30, 2005 (Unaudited)

concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO and Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the Allianz and PIMCO Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the PIMCO Funds’ Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the Allianz and PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

On April 11, 2005, the Attorney General of the State of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia (the “West Virginia Complaint”) against Allianz Global Investors Fund Management LLC (formerly PA Fund Management LLC) (“AGIF”), PEA and AGID alleging, among other things, that they improperly allowed broker-dealers, hedge funds and investment advisers to engage in frequent trading of various open-end funds advised or distributed by AGIF and certain of its affiliates in violation of the funds’ stated restrictions on “market timing.” On May 31, 2005, AGIF, PEA and AGID, along with the other mutual fund defendants in the action, removed the action to the U.S. District Court for the District of West Virginia. The West Virginia Complaint also names numerous other defendants unaffiliated with AGIF in separate claims alleging improper market timing and/or late trading of open-end investment companies advised or distributed by such other defendants. The West Virginia Complaint seeks injunctive relief, civil monetary penalties, investigative costs and attorney’s fees.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, AGID and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser, and AGID could be barred from serving as principal underwriter, to any registered investment company, including the Portfolios of the Trust. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, AGID, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order. If the West Virginia Attorney General were to obtain a court injunction against AGIF, PEA or AGID, the Applicants would, in turn, seek exemptive relief under Section 9(c) with respect to that matter, although there is no assurance that such exemptive relief would be granted.

The foregoing speaks only as of the date of this report. It is possible that these matters and/or other developments resulting from these matters could result in increased Portfolio redemptions or other adverse consequences to the Portfolio. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Portfolio.

16	Semi-Annual Report	June 30, 2005

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

PIMCO VARIABLE INSURANCE TRUST

LOW DURATION PORTFOLIO

ADMINISTRATIVE CLASS

SEMI-ANNUAL REPORT
June 30, 2005

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust prospectus. Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. This and other information is contained in the Portfolio’s prospectus. Please read the prospectus carefully before you invest or send money.

Chairman’s Letter

Dear Shareholder:

We are pleased to present this semi-annual report for the PIMCO Variable Insurance Trust, covering the six-month period ended June 30, 2005.

Bonds generally rallied worldwide during the first half of 2005, as intermediate and long-term interest rates fell, risk appetites for credit-sensitive assets revived somewhat and signs of a global economic slowdown emerged. In the U.S., fixed income returns were also positive overall for the first six months of 2005, as second quarter gains generally offset losses in the first quarter.

The phenomenon of decreasing longer-dated yields amid a tightening cycle by the Federal Reserve—dubbed a “conundrum” by Fed Chairman Alan Greenspan—continued throughout the six-month period. Amidst the explanation of the “conundrum,” several factors emerge. First, inflation remains relatively contained, while weakness in the manufacturing data signaled that the U.S. economy could be poised to slow down. Second, Asian central banks continued to buy Treasuries to keep their currencies from appreciating versus the U.S. dollar, thereby helping to finance the U.S. trade deficit. Finally, demand from U.S. pension funds to reduce the mismatch between the duration of their assets and liabilities provided support for longer-dated bonds.

On the following pages you will find details on the Portfolio and its total return investment performance, including our discussion of the primary factors that affected performance during the six-month reporting period.

We appreciate the trust you have placed in us, and we will strive to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

July 31, 2005

June 30, 2005	Semi-Annual Report	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of fifteen separate investment portfolios. Each portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of a portfolio directly. Shares of a portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: real rate risk, derivative risk, small company risk, non-U.S. security risk, high-yield security risk and specific sector investment risks. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a portfolio could not close out a position when it would be most advantageous to do so. A Portfolio investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified portfolio. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

Inflation-indexed bonds issued by the U.S. Government, also known as “TIPS”, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Repayment upon maturity of the original principal as adjusted for inflation is guaranteed by the U.S. Government. Neither the current market value of inflation-indexed bonds nor the value of shares of a portfolio that invests in inflation-indexed bonds is guaranteed, and either or both may fluctuate.

On the performance summary page in this semi-annual report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay (i) on Portfolio distributions or (ii) the redemption of Portfolio shares. The Portfolio’s performance also does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns.

An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the SEC’s website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

2	Semi-Annual Report	June 30, 2005

Important Information (continued)

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this semi-annual report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from January 1, 2005 to June 30, 2005.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel or litigation expense).

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

June 30, 2005	Semi-Annual Report	3

Low Duration Portfolio

CUMULATIVE RETURNS THROUGH JUNE 30, 2005

                   Low Duration Portfolio      Merrill Lynch 1-3 Year
                    Administrative Class           Treasury Index
                    --------------------           --------------
  2/28/1999               $10,000                     $10,000
  3/31/1999                10,082                      10,070
  4/30/1999                10,151                      10,102
  5/31/1999                10,116                      10,095
  6/30/1999                10,164                      10,127
  7/31/1999                10,165                      10,159
  8/31/1999                10,162                      10,188
  9/30/1999                10,243                      10,255
 10/31/1999                10,293                      10,282
 11/30/1999                10,303                      10,301
 12/31/1999                10,292                      10,316
  1/31/2000                10,290                      10,312
  2/29/2000                10,308                      10,381
  3/31/2000                10,386                      10,445
  4/30/2000                10,406                      10,472
  5/31/2000                10,432                      10,516
  6/30/2000                10,584                      10,625
  7/31/2000                10,646                      10,692
  8/31/2000                10,727                      10,771
  9/30/2000                10,806                      10,848
 10/31/2000                10,859                      10,906
 11/30/2000                10,971                      11,009
 12/31/2000                11,054                      11,141
  1/31/2001                11,234                      11,280
  2/28/2001                11,251                      11,354
  3/31/2001                11,314                      11,448
  4/30/2001                11,395                      11,479
  5/31/2001                11,488                      11,544
  6/30/2001                11,464                      11,583
  7/31/2001                11,681                      11,713
  8/31/2001                11,754                      11,780
  9/30/2001                11,949                      11,974
 10/31/2001                12,055                      12,087
 11/30/2001                11,947                      12,061
 12/31/2001                11,896                      12,065
  1/31/2002                12,008                      12,090
  2/28/2002                12,101                      12,148
  3/31/2002                12,043                      12,066
  4/30/2002                12,153                      12,201
  5/31/2002                12,218                      12,250
  6/30/2002                12,294                      12,353
  7/31/2002                12,355                      12,503
  8/31/2002                12,464                      12,546
  9/30/2002                12,530                      12,650
 10/31/2002                12,587                      12,679
 11/30/2002                12,625                      12,641
 12/31/2002                12,735                      12,759
  1/31/2003                12,777                      12,758
  2/28/2003                12,876                      12,811
  3/31/2003                12,889                      12,835
  4/30/2003                12,941                      12,859
  5/31/2003                13,027                      12,907
  6/30/2003                13,043                      12,927
  7/31/2003                12,883                      12,856
  8/31/2003                12,914                      12,865
  9/30/2003                13,031                      12,982
 10/31/2003                12,982                      12,934
 11/30/2003                12,981                      12,927
 12/31/2003                13,033                      13,002
  1/31/2004                13,068                      13,028
  2/29/2004                13,128                      13,091
  3/31/2004                13,164                      13,131
  4/30/2004                13,074                      13,005
  5/31/2004                13,059                      12,993
  6/30/2004                13,084                      12,992
  7/31/2004                13,122                      13,039
  8/31/2004                13,237                      13,129
  9/30/2004                13,226                      13,117
 10/31/2004                13,280                      13,157
 11/30/2004                13,247                      13,092
 12/31/2004                13,274                      13,120
  1/31/2005                13,257                      13,115
  2/28/2005                13,226                      13,085
  3/31/2005                13,212                      13,086
  4/30/2005                13,290                      13,159
  5/31/2005                13,330                      13,209
  6/30/2005                13,348                      13,235

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

SECTOR BREAKDOWN‡

Short-Term Instruments	62.1%
U.S. Government Agencies	16.5%
Asset-Backed Securities	9.2%
Mortgage-Backed Securities	6.3%
Other	5.9%

‡ % of Total Investments as of June 30, 2005

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended June 30, 2005

		6 Months	1 Year	5 Years*	Since Inception*
	Low Duration Portfolio Administrative Class (Inception 02/16/99)	0.55%	2.02%	4.75%	4.58%
- - - - - - -	Merrill Lynch 1-3 Year Treasury Index	0.88%	1.87%	4.49%	—
	* Annualized. All Portfolio returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Please refer to page 2 herein for an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$1,005.50	$1,021.57
Expenses Paid During Period†	$3.23	$3.26

†Expenses are equal to the Portfolio’s Administrative Class annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The Low Duration Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities.

•	The Portfolio’s Administrative Class Shares returned 0.55% for the six-month period ended June 30, 2005, underperforming the 0.88% return of the benchmark Merrill Lynch 1-3 Year Treasury Index.

•	The Portfolio’s below-index duration for the first half of the period and near-index duration for the second half of the period added to returns, as yields generally rose and then subsequently fell.

•	The Portfolio’s emphasis at the shorter end of the yield curve detracted from returns, as rates on short maturities increased the most. However, this effect was offset by the Portfolio’s exposure to short-term rates via Eurodollar futures.

•	An emphasis on mortgage securities detracted from returns, as this sector underperformed Treasuries on a like-duration basis.

•	Exposure to high quality emerging markets bonds was positive for performance. This sector outperformed Treasuries benefiting, from investors’ demand for higher yielding securities and continued improvement in credit fundamentals.

•	Tactical exposure to European issues helped returns, as these securities outperformed Treasuries amid continued slower growth in Europe and less pressure on interest rates versus U.S. rates.

4	Semi-Annual Report	June 30, 2005

Financial Highlights

Low Duration Portfolio (Administrative Class)

Selected Per Share Data for the Year or Period Ended:	06/30/2005†	12/31/2004	12/31/2003	12/31/2002		12/31/2001		12/31/2000

Net asset value beginning of period	$10.30	$10.27	$10.23	$9.95		$9.82		$9.74
Net investment income (a)	0.11	0.13	0.13	0.34		0.52		0.59
Net realized/unrealized gain on investments (a)	(0.05)	0.06	0.11	0.35		0.21		0.11
Total income from investment operations	0.06	0.19	0.24	0.69		0.73		0.70
Dividends from net investment income	(0.12)	(0.13)	(0.19)	(0.35)		(0.54)		(0.62)
Distributions from net realized capital gains	0.00	(0.03)	(0.01)	(0.06)		(0.06)		0.00
Total distributions	(0.12)	(0.16)	(0.20)	(0.41)		(0.60)		(0.62)
Net asset value end of period	$10.24	$10.30	$10.27	$10.23		$9.95		$9.82
Total return	0.55%	1.85%	2.34%	7.05%		7.61%		7.41%
Net assets end of period (000s)	$340,024	$281,711	$115,419	$19,495		$5,175		$742
Ratio of net expenses to average net assets	0.65%*	0.65%	0.65%	0.66	%(b)(c)	0.69	%(b)(d)	0.65%
Ratio of net investment income to average net assets	2.26%*	1.24%	1.30%	3.39%		5.19%		6.07%
Portfolio turnover rate	108%	483%	284%	339%		661%		165%

†	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest expense is 0.65%.
(c)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.67%.
(d)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.70%.

See accompanying notes	June 30, 2005	Semi-Annual Report	5

Statement of Assets and Liabilities

Low Duration Portfolio

June 30, 2005 (Unaudited)

Amounts in thousands, except per share amounts

Assets:

Investments, at value	$379,867
Cash	8
Foreign currency, at value	51
Receivable for investments sold	22,210
Unrealized appreciation on forward foreign currency contracts	346
Receivable for Portfolio shares sold	1,536
Interest and dividends receivable	519
Swap premiums paid	2
Unrealized appreciation on swap agreements	113
404,652

Liabilities:

Payable for investments purchased	$42,680
Payable for investments purchased on delayed-delivery basis	600
Unrealized depreciation on forward foreign currency contracts	546
Payable for short sale	2,023
Payable for Portfolio shares redeemed	217
Accrued investment advisory fee	74
Accrued administration fee	74
Accrued servicing fee	38
Variation margin payable	59
Unrealized depreciation on swap agreements	8
46,319

Net Assets	$358,333

Net Assets Consist of:

Paid in capital	$359,514
(Overdistributed) net investment income	(271)
Accumulated undistributed net realized (loss)	(455)
Net unrealized (depreciation)	(455)
$358,333

Net Assets:

Institutional Class	$18,309
Administrative Class	340,024

Shares Issued and Outstanding:

Institutional Class	1,788
Administrative Class	33,204

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Institutional Class	$10.24
Administrative Class	10.24

Cost of Investments Owned	$379,697
Cost of Foreign Currency Held	$51

6	Semi-Annual Report	June 30, 2005	See accompanying notes

Statement of Operations

Low Duration Portfolio

Amounts in thousands
Six Months Ended June 30, 2005 (Unaudited)
Investment Income:

Interest	$4,772
Dividends, net of foreign taxes	25
Miscellaneous income	1
Total Income	4,798

Expenses:

Investment advisory fees	408
Administration fees	408
Distribution and/or servicing fees - Administrative Class	233
Trustees’ fees	2
Total Expenses	1,051

Net Investment Income	3,747

Net Realized and Unrealized Gain (Loss):

Net realized (loss) on investments	(306)
Net realized (loss) on futures contracts, options, and swaps	(1,428)
Net realized gain on foreign currency transactions	1,289
Net change in unrealized (depreciation) on investments	(1,151)
Net change in unrealized appreciation on futures contracts, options, and swaps	140
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(50)
Net (Loss)	(1,506)

Net Increase in Net Assets Resulting from Operations	$2,241

See accompanying notes	June 30, 2005	Semi-Annual Report	7

Statements of Changes in Net Assets

Low Duration Portfolio

Amounts in thousands
	Six Months Ended June 30, 2005 (Unaudited)	Year Ended December 31, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income	$3,747	$2,647
Net realized gain (loss)	(445)	845
Net change in unrealized appreciation (depreciation)	(1,061)	265
Net increase resulting from operations	2,241	3,757

Distributions to Shareholders:

From net investment income
Institutional Class	(200)	(108)
Administrative Class	(3,628)	(2,695)

From net realized capital gains
Institutional Class	0	(37)
Administrative Class	0	(863)

Total Distributions	(3,828)	(3,703)

Portfolio Share Transactions:

Receipts for shares sold
Institutional Class	10,368	12,697
Administrative Class	107,936	236,887

Issued as reinvestment of distributions
Institutional Class	200	145
Administrative Class	3,629	3,557

Cost of shares redeemed
Institutional Class	(4,432)	(603)
Administrative Class	(51,744)	(74,204)
Net increase resulting from Portfolio share transactions	65,957	178,479

Total Increase in Net Assets	64,370	178,533

Net Assets:

Beginning of period	293,963	115,430
End of period*	$358,333	$293,963

*Including (overdistributed) net investment income of:	$(271)	$(190)

8	Semi-Annual Report	June 30, 2005	See accompanying notes

Schedule of Investments

Low Duration Portfolio

June 30, 2005 (Unaudited)

Principal
Amount	Value
(000s)	(000s)

CORPORATE BONDS & NOTES 3.6%
Banking & Finance 2.9%
American General Finance Corp.
3.492% due 03/23/2007 (a)	$200	$200
Ford Motor Credit Co.
3.590% due 07/18/2005 (a)	600	600
7.600% due 08/01/2005	1,400	1,403
6.875% due 02/01/2006	100	101
4.218% due 11/16/2006 (a)	300	297
4.389% due 03/21/2007 (a)	2,000	1,959
General Motors Acceptance Corp.
4.395% due 10/20/2005 (a)	1,700	1,702
4.070% due 04/13/2006 (a)	2,300	2,291
Goldman Sachs Group, Inc.
3.491% due 07/23/2009 (a)	1,300	1,308
Prudential Financial, Inc.
4.104% due 11/15/2006 (a)	400	401

		10,262

Industrials 0.5%
Altria Group, Inc.
7.650% due 07/01/2008	200	218
AOL Time Warner, Inc.
6.125% due 04/15/2006	250	254
Clear Channel Communications, Inc.
6.000% due 11/01/2006	250	254
DaimlerChrysler NA Holding Corp.
4.270% due 09/26/2005 (a)	600	601
7.250% due 01/18/2006	100	102
3.890% due 05/24/2006 (a)	100	100
Harrah’s Operating Co., Inc.
7.500% due 01/15/2009	200	219
International Paper Co.
7.625% due 01/15/2007	250	262

		2,010

Utilities 0.2%
Entergy Mississippi, Inc.
4.350% due 04/01/2008	100	99
France Telecom S.A.
7.200% due 03/01/2006	100	102
Pacific Gas & Electric Co.
4.204% due 04/03/2006 (a)	162	162
Progress Energy, Inc.
6.750% due 03/01/2006	250	254

		617

Total Corporate Bonds & Notes (Cost $12,954)		12,889

U.S. GOVERNMENT AGENCIES 17.5%

Fannie Mae
3.111% due 04/26/2035 (a)	471	471
3.319% due 09/22/2006 (a)	1,300	1,300
3.434% due 03/25/2034 (a)	568	569
3.500% due 03/25/2009	821	819
3.547% due 07/01/2042 (a)	1,257	1,270
3.597% due 09/01/2041 (a)	1,206	1,230
3.664% due 03/25/2044 (a)	852	853
3.714% due 11/25/2032 (a)	155	155
3.747% due 09/01/2040 (a)	26	27
4.960% due 12/01/2036 (a)	127	129
5.000% due 03/01/2018-04/25/2033 (d)	46,838	47,358
5.190% due 09/01/2034 (a)	128	129
5.500% due 11/01/2033-07/14/2035 (d)	5,084	5,159
6.000% due 08/01/2016-03/01/2033 (d)	423	429
6.500% due 01/01/2033	42	44
Federal Home Loan Bank
5.500% due 04/17/2006	1,000	1,014
Federal Housing Administration
6.390% due 10/01/2020	49	50

Freddie Mac
3.470% due 07/15/2016 (a)	$885	$885
5.000% due 10/01/2018	71	72
5.500% due 08/15/2030	46	46
6.000% due 09/01/2016-02/01/2033 (d)	400	406
6.500% due 07/25/2043	299	313

Total U.S. Government Agencies (Cost $62,447)		62,728

U.S. TREASURY OBLIGATIONS 0.9%

Treasury Inflation Protected Securities (c)
3.625% due 01/15/2008	843	892
3.875% due 01/15/2009	1,827	1,988
2.000% due 01/15/2014	211	217
3.625% due 04/15/2028	120	162

Total U.S. Treasury Obligations (Cost $3,246)		3,259

MORTGAGE-BACKED SECURITIES 6.7%

American Home Mortgage Investment Trust
4.290% due 10/25/2034 (a)	2,804	2,790
Bank of America Funding Corp.
4.110% due 06/25/2035 (a)	10,200	10,082
Bank of America Mortgage Securities, Inc.
6.500% due 10/25/2031	181	187
5.548% due 10/20/2032 (a)	8	8
Bear Stearns Adjustable Rate Mortgage Trust
5.937% due 06/25/2032 (a)	17	18
5.259% due 10/25/2032 (a)	2	2
5.345% due 01/25/2033 (a)	27	27
5.431% due 03/25/2033 (a)	68	69
5.081% due 04/25/2033 (a)	46	46
4.854% due 01/25/2034 (a)	237	238
Bear Stearns Alt-A Trust
5.448% due 05/25/2035 (a)	1,647	1,679
Countrywide Alternative Loan Trust
6.500% due 06/25/2033	62	62
6.000% due 10/25/2033	225	228
Countrywide Home Loans, Inc.
3.584% due 04/25/2034 (a)	377	377
Credit-Based Asset Servicing & Securitization LLC
3.814% due 01/25/2033 (a)	47	47
CS First Boston Mortgage Securities Corp.
3.226% due 03/25/2032 (a)	30	30
6.252% due 06/25/2032 (a)	2	2
5.672% due 10/25/2032 (a)	8	8
3.400% due 08/25/2033 (a)	33	33
GSAMP Trust
3.504% due 10/25/2033 (a)	454	454
GSR Mortgage Loan Trust
6.000% due 03/25/2032	9	10
Impac CMB Trust
3.714% due 07/25/2033 (a)	114	114
MASTR Adjustable Rate Mortgages Trust
3.787% due 12/21/2034 (a)	992	989
MASTR Asset Securitization Trust
5.500% due 09/25/2033	98	99
Mellon Residential Funding Corp.
3.460% due 06/15/2030 (a)	933	933
Merrill Lynch Mortgage Investors, Inc.
4.796% due 01/25/2029 (a)	367	382
Prime Mortgage Trust
3.714% due 02/25/2034 (a)	164	164
SACO I, Inc.
3.504% due 07/25/2019 (a)	925	925
Salomon Brothers Mortgage Securities VII, Inc.
4.000% due 12/25/2018	516	502
Sequoia Mortgage Trust
3.600% due 05/20/2032 (a)	46	46
3.560% due 08/20/2032 (a)	26	27

Structured Asset Mortgage Investments, Inc.
3.590% due 09/19/2032 (a)	$65	$65
Structured Asset Securities Corp.
6.150% due 07/25/2032 (a)	2	2
3.814% due 11/25/2033 (a)	41	41
3.484% due 12/25/2034 (a)	336	336
Washington Mutual Mortgage Securities Corp.
5.689% due 07/25/2032 (a)	4	4
4.816% due 10/25/2032 (a)	510	514
3.765% due 02/27/2034 (a)	104	104
3.904% due 06/25/2042 (a)	728	736
3.746% due 08/25/2042 (a)	293	295
Wells Fargo Mortgage-Backed Securities Trust
3.540% due 09/25/2034 (a)	1,390	1,387

Total Mortgage-Backed Securities (Cost $24,123)		24,062

ASSET-BACKED SECURITIES 9.8%

AAA Trust
3.414% due 04/25/2035 (a)	1,658	1,661
Accredited Mortgage Loan Trust
3.464% due 01/25/2035 (a)	782	783
Aegis Asset-Backed Securities Trust
3.434% due 11/25/2023 (a)	342	342
Amortizing Residential Collateral Trust
3.604% due 07/25/2032 (a)	13	13
Argent Securities, Inc.
3.494% due 11/25/2034 (a)	240	240
Asset-Backed Securities Corp. Home Equity Loan Trust
4.320% due 03/15/2032 (a)	600	617
3.474% due 12/25/2034 (a)	585	585
Bear Stearns Asset-Backed Securities, Inc.
3.514% due 06/15/2043 (a)	1,660	1,662
Carrington Mortgage Loan Trust
3.404% due 05/25/2035 (a)	659	659
3.240% due 06/25/2035 (a)	400	400
Centex Home Equity
3.414% due 03/25/2034 (a)	93	93
3.326% due 06/25/2035 (a)	3,700	3,699
CIT Group Home Equity Loan Trust
3.584% due 06/25/2033 (a)	9	9
Citigroup Mortgage Loan Trust, Inc.
3.306% due 05/25/2035 (a)	600	600
Countrywide Asset-Backed Certificates
3.484% due 12/25/2018 (a)	134	134
3.554% due 12/25/2031 (a)	204	205
3.624% due 03/25/2034 (a)	657	658
3.464% due 12/25/2034 (a)	548	549
3.504% due 12/25/2034 (a)	417	417
3.434% due 03/25/2035 (a)	468	467
3.380% due 06/25/2035 (a)	700	701
3.404% due 08/25/2035 (a)	438	438
3.380% due 10/25/2035 (a)	2,600	2,602
Credit-Based Asset Servicing & Securitization LLC
3.634% due 06/25/2032 (a)	3	3
3.564% due 09/25/2033 (a)	148	148
3.444% due 08/25/2034 (a)	86	86
CS First Boston Mortgage Securities Corp.
3.624% due 01/25/2032 (a)	29	29
Equity One ABS, Inc.
3.594% due 11/25/2032 (a)	17	17
3.424% due 07/25/2034 (a)	278	278
Finance America Mortgage Loan Trust
3.484% due 06/25/2034 (a)	565	566
First NLC Trust
3.434% due 09/25/2035 (a)	700	700
Fremont Home Loan Trust
3.464% due 07/25/2034 (a)	191	191
3.474% due 11/25/2034 (a)	1,644	1,645
GSAMP Trust
3.604% due 03/25/2034 (a)	686	686
3.494% due 10/01/2034 (a)	957	958

See accompanying notes	June 30, 2005	Semi-Annual Report	9

Schedule of Investments (Cont.)

Low Duration Portfolio

June 30, 2005 (Unaudited)

Principal
Amount	Value
(000s)	(000s)

HFC Home Equity Loan Asset-Backed Certificates
3.610% due 10/20/2032 (a)	$288	$288
3.610% due 09/20/2033 (a)	553	555
Home Equity Mortgage Trust
3.464% due 12/25/2034 (a)	302	303
Household Mortgage Loan Trust
3.560% due 05/20/2032 (a)	4	4
3.610% due 02/20/2033 (a)	470	472
Impac CMB Trust
3.564% due 01/25/2034 (a)	269	268
IXIS Real Estate Capital Trust
3.394% due 09/25/2035 (a)	1,060	1,060
Long Beach Mortgage Loan Trust
3.464% due 02/25/2024 (a)	42	42
Nelnet Student Loan Trust
3.151% due 04/25/2011 (a)	214	214
Park Place Securities, Inc.
3.514% due 08/25/2034 (a)	253	253
3.464% due 10/25/2034 (a)	252	252
Residential Asset Mortgage Products, Inc.
3.454% due 04/25/2026 (a)	751	751
3.654% due 09/25/2033 (a)	559	562
3.564% due 02/25/2034 (a)	656	658
Residential Asset Securities Corp.
3.434% due 06/25/2025 (a)	21	21
Sears Credit Account Master Trust
3.350% due 08/18/2009 (a)	2,500	2,502
3.600% due 11/17/2009 (a)	2,300	2,305
Specialty Underwriting & Residential Finance
3.644% due 11/25/2034 (a)	1,094	1,096
Truman Capital Mortgage Loan Trust
3.654% due 01/25/2034 (a)	498	499
Wells Fargo Home Equity Trust
3.474% due 09/25/2034 (a)	118	118

Total Asset-Backed Securities (Cost $35,026)		35,064

SOVEREIGN ISSUES 1.4%

Republic of Brazil
4.250% due 04/15/2006 (a)	187	187
4.313% due 04/15/2009 (a)	376	374
9.230% due 06/29/2009 (a)	2,200	2,555
8.000% due 04/15/2014	211	217
Russian Federation
8.750% due 07/24/2005	1,600	1,606

Total Sovereign Issues (Cost $4,878)		4,939

PURCHASED PUT OPTIONS 0.0%
	# of Contracts
Eurodollar December Futures (CME)
Strike @ 94.000 Exp. 12/19/2005	129	1
Strike @ 95.000 Exp. 12/19/2005	135	2
Eurodollar March Futures (CME)
Strike @ 93.750 Exp. 03/13/2006	370	2

Total Purchased Put Options (Cost $6)		5

PREFERRED SECURITY 0.2%
	Shares
DG Funding Trust
3.360% due 12/29/2049 (a)	60	645

Total Preferred Security (Cost $632)		645

PREFERRED STOCK 0.1%
Fannie Mae
7.000% due 12/31/2049 (a)	6,700	$373

Total Preferred Stock (Cost $339)		373

SHORT-TERM INSTRUMENTS (i) 65.8%
	Principal Amount (000s)
Commercial Paper 54.8%
Bank of America N.A.
3.010% due 07/07/2005	$500	500
Bank of Ireland
3.180% due 08/22/2005	600	597
3.190% due 08/22/2005	4,000	3,982
Barclays U.S. Funding Corp.
3.290% due 09/06/2005	9,000	8,943
Carolina Power & Light Co.
3.670% due 10/11/2005	100	99
CBA (de) Finance
3.190% due 08/22/2005	8,300	8,262
CDC IXIS Commercial Paper, Inc.
3.080% due 07/19/2005	3,900	3,894
3.110% due 08/02/2005	3,700	3,690
Danske Corp.
3.020% due 07/15/2005	1,200	1,199
3.180% due 08/24/2005	5,200	5,175
3.225% due 08/31/2005	3,600	3,579
Den Norske Bank ASA
3.255% due 09/26/2005	1,400	1,388
Dexia Delaware LLC
3.235% due 08/12/2005	8,600	8,568
Fannie Mae
2.955% due 07/06/2005	100	100
2.785% due 07/13/2005	300	300
2.970% due 07/18/2005	100	100
2.941% due 07/20/2005	100	100
2.988% due 07/20/2005	2,000	1,997
3.005% due 07/27/2005	9,400	9,380
3.023% due 08/03/2005	200	199
3.030% due 08/03/2005	2,100	2,094
3.050% due 08/05/2005	300	299
3.066% due 08/10/2005	100	100
3.067% due 08/10/2005	9,200	9,168
3.121% due 08/24/2005	3,100	3,085
3.172% due 08/31/2005	800	795
ForeningsSparbanken AB
3.180% due 08/18/2005	400	398
Fortis Funding LLC
3.270% due 09/23/2005	9,900	9,821
Freddie Mac
2.950% due 07/05/2005	400	400
2.875% due 07/12/2005	100	100
2.890% due 07/12/2005	200	200
2.939% due 08/01/2005	100	100
2.943% due 08/01/2005	200	199
2.963% due 08/01/2005	600	598
3.020% due 08/02/2005	300	299
3.000% due 08/08/2005	300	299
2.996% due 08/09/2005	500	498
3.089% due 08/16/2005	8,400	8,367
3.095% due 08/16/2005	1,100	1,096
3.150% due 08/30/2005	200	199
3.250% due 09/13/2005	9,100	9,036
General Electric Capital Corp.
3.270% due 09/07/2005	1,200	1,192
3.290% due 09/09/2005	7,300	7,252
HBOS Treasury Services PLC
3.230% due 09/01/2005	3,200	3,181
3.250% due 09/07/2005	5,500	5,465
3.270% due 09/08/2005	2,000	1,987

Nordea North America, Inc.
3.205% due 08/26/2005		$2,000	$1,990
3.240% due 09/01/2005		8,900	8,848
Rabobank USA Financial Corp.
3.370% due 07/01/2005		6,800	6,800
3.105% due 08/08/2005		2,900	2,891
Royal Bank of Scotland PLC
3.085% due 07/15/2005		1,400	1,398
3.220% due 08/15/2005		200	199
3.230% due 09/01/2005		9,500	9,445
Skandinaviska Enskilda Banken AB (SEB)
3.040% due 07/14/2005		500	499
3.170% due 08/18/2005		9,100	9,062
3.310% due 09/15/2005		400	397
Spintab AB
3.080% due 08/11/2005		600	598
3.180% due 09/01/2005		3,400	3,380
Svenska Handelsbanken, Inc.
3.050% due 07/20/2005		9,300	9,285
UBS Finance Delaware LLC
3.390% due 07/01/2005		600	600
3.065% due 07/11/2005		100	100
3.180% due 09/06/2005		2,300	2,285
3.230% due 09/19/2005		400	397
3.255% due 09/26/2005		2,200	2,182
3.285% due 10/03/2005		5,200	5,153
Westpac Trust Securities NZ Ltd. London
3.150% due 08/11/2005		1,000	996
3.330% due 10/03/2005		1,500	1,487

			196,272

French Treasury Bills 0.9%
2.009% due 07/13/2005-09/08/2005	EC	2,760	3,333

Netherlands Treasury Bill 7.2%
2.000% due 09/30/2005		21,300	25,650

Repurchase Agreement 2.5%
State Street Bank
2.650% due 07/01/2005		$9,034	9,034

(Dated 06/30/2005. Collateralized by Fannie Mae 2.875% due 10/15/2005 valued at $9,216. Repurchase proceeds are $9,035.)
U.S. Treasury Bills 0.4%
2.949% due 09/15/2005 (d)(e)(f)		1,625	1,614

Total Short-Term Instruments (Cost $236,046)			235,903

Total Investments (b) 106.0%			$379,867
(Cost $379,697)
Other Assets and Liabilities (Net) (6.0%)			(21,534)

Net Assets 100.0%			$358,333

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a) Variable rate security.

(b) As of June 30, 2005, portfolio securities with an aggregate market value of $13,857 were valued with reference to securities whose prices are more readily obtainable.

(c) Principal amount of security is adjusted for inflation.

(d) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(e) Securities with an aggregate market value of $248 have been pledged as collateral for swap and swaption contracts at June 30, 2005.

10	Semi-Annual Report	June 30, 2005	See accompanying notes

(f) Securities with an aggregate market value of $1,366 have been segregated with the custodian to cover margin requirements for the following open futures contracts at June 30, 2005:

Type				Expiration Month	# of Contracts		Unrealized Appreciation/ (Depreciation)
Eurodollar March Long Futures				03/2006		720	$132
Eurodollar June Long Futures				06/2006		160	(4)
Eurodollar September Long Futures				09/2005		296	(394)
Eurodollar September Short Futures				09/2006		23	10
Eurodollar December Long Futures				12/2005		358	(274)

							$(530)

(g) Swap agreements outstanding at June 30, 2005: Interest Rate Swaps
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Morgan Stanley Dean Witter & Co.	6-month BP-LIBOR	Receive	5.000%	03/15/2032	BP	100	$(8)
J.P. Morgan Chase & Co.	6-month EC-LIBOR	Pay	6.000%	03/15/2032	EC	200	29

							$21

Credit Default Swaps Counterparty	Reference Entity	Buy/Sell Protection	Pay/Receive Fixed rate	Expiration Date	Notional Amount		Unrealized Appreciation
Bear Stearns & Co., Inc.	Ford Motor Co. 7.000% due 10/01/2013	Sell	3.100%	06/20/2006		$300	$5
Bear Stearns & Co., Inc.	Ford Motor Co. 7.000% due 10/01/2013	Sell	4.650%	06/20/2007		400	19
Bear Stearns & Co., Inc.	Ford Motor Co. 7.000% due 10/01/2013	Sell	4.700%	06/20/2007		300	14
Goldman Sachs & Co.	Ford Motor Co. 7.000% due 10/01/2013	Sell	4.500%	06/20/2007		200	9
J.P. Morgan Chase & Co.	Russian Federation, 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	0.690%	03/20/2007		1,200	4
Lehman Brothers, Inc.	Russian Federation, 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	1.000%	07/24/2005		200	1
Lehman Brothers, Inc.	Russian Federation, 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	0.970%	07/31/2005		200	1
Lehman Brothers, Inc.	Russian Federation, 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	0.480%	08/20/2005		100	0
Morgan Stanley Dean Witter & Co.	Russian Federation, 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	1.000%	07/22/2005		300	1
Morgan Stanley Dean Witter & Co.	Russian Federation, 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	0.580%	06/20/2006		300	0
UBS Warburg LLC	General Motors Acceptance Corp. 6.875% due 08/28/2012	Sell	4.100%	06/20/2006		1,300	30

							$84

(h) Short sales open at June 30, 2005 were as follows:
Type		Coupon (%)	Maturity	Par	Value		Proceeds
Fannie Mae		5.000	07/19/2020	$ 2,000		$2,023	$2,023

See accompanying notes	June 30, 2005	Semi-Annual Report	11

Schedule of Investments (Cont.)

Low Duration Portfolio

June 30, 2005 (Unaudited)

(i) Forward foreign currency contracts outstanding at June 30, 2005:
Type	Currency	Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BR	96	08/2005	$3	$0	$3
Sell		96	08/2005	0	(3)	(3)
Buy		1,857	09/2005	109	0	109
Sell		1,857	09/2005	0	(59)	(59)
Buy	CP	24,825	08/2005	0	0	0
Buy		60,602	09/2005	2	0	2
Buy	EC	21,312	07/2005	2	(299)	(297)
Sell		46,117	07/2005	230	(3)	227
Buy	JY	475,399	07/2005	0	(175)	(175)
Buy	KW	37,400	08/2005	0	(1)	(1)
Buy		118,000	09/2005	0	(2)	(2)
Buy	MP	1,123	09/2005	0	0	0
Buy	PN	113	08/2005	0	0	0
Buy		140	09/2005	0	0	0
Buy	PZ	158	08/2005	0	0	0
Buy		162	09/2005	0	0	0
Buy	RP	2,588	09/2005	0	0	0
Buy	RR	916	08/2005	0	(1)	(1)
Buy		3,058	09/2005	0	0	0
Buy	S$	55	08/2005	0	0	0
Buy		171	09/2005	0	(1)	(1)
Buy	SV	1,061	08/2005	0	0	0
Buy		1,341	09/2005	0	0	0
Buy	T$	1,070	08/2005	0	(1)	(1)
Buy		3,331	09/2005	0	(1)	(1)

				$346	$(546)	$(200)

12	Semi-Annual Report	June 30, 2005	See accompanying notes

Notes to Financial Statements

June 30, 2005

1. Organization

The Low Duration Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented in these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed-income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open. Market value is generally determined on the basis of last reported sales price, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed-income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as a component of interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from financial accounting principles generally accepted in the United States of America (“GAAP”). Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported in the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized

June 30, 2005	Semi-Annual Report	13

Notes to Financial Statements (Cont.)

June 30, 2005

and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative and servicing fees.

Delayed-Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Portfolio are maintained in U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollar based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout reports are defined as follows:

BP	-	British Pound
BR	-	Brazilian Real
CP	-	Chilean Peso
EC	-	Euro
JY	-	Japanese Yen
KW	-	South Korean Won
MP	-	Mexican Peso
PN	-	Peruvian New Sol
PZ	-	Polish Zloty
RP	-	Indian Rupee

RR	-	Russian Ruble
S$	-	Singapore Dollar
SV	-	Slovakian Koruna
T$	-	Taiwan Dollar

Forward Currency Transactions. The Portfolio may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Inflation-Indexed Bonds. The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount

14	Semi-Annual Report	June 30, 2005

of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

Options Contracts. The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Short Sales. The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and interest payable on such securities, if any, is reflected as a liability in the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return, forward spread lock, and credit default swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms and the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss in the Statements of Operations upon termination of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received by the Portfolio are included as part of realized gain (loss) on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

June 30, 2005	Semi-Annual Report	15

Notes to Financial Statements (Cont.)

June 30, 2005

As a result of a FASB Emerging Issues Task Force (“EITF”) consensus, No. 03-11, and related SEC staff guidance, the Portfolio has reclassified periodic payments made or received under swap agreements, which were previously included within miscellaneous income, to a component of realized gain (loss) in the Statement of Operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year’s Statement of Changes in Net Assets and the per share amounts in the prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly.

U.S. Government Agencies or Government-Sponsored Enterprises. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U. S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary of Allianz Global Investors of America L.P., formerly known as Allianz Dresdner Asset Management of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.25%.

Servicing Fee. Allianz Global Investors Distributors, LLC (the “Distributor”), formerly known as PA Distributors LLC, is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributor was 0.15% during current fiscal year.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current period ended June 30, 2005, each unaffiliated Trustee received an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, each Committee Chair received an additional annual retainer of $500 and each Audit Committee Chair received an additional annual retainer of $1,500. These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4. Purchases and Sales of Securities

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The

16	Semi-Annual Report	June 30, 2005

Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2005 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$118,709	$162,094	$47,123	$40,431

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

Premium
Balance at 12/31/2004	$0
Sales	54
Closing Buys	(54)
Expirations	0
Exercised	0
Balance at 06/30/2005	$0

6. Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2005		Year Ended 12/31/2004
	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	1,012	$10,368	1,233	$12,697
Administrative Class	10,544	107,936	22,984	236,887

Issued as reinvestment of distributions

Institutional Class	19	200	14	145
Administrative Class	354	3,629	345	3,557

Cost of shares redeemed

Institutional Class	(433)	(4,432)	(58)	(603)
Administrative Class	(5,053)	(51,744)	(7,204)	(74,204)

Net increase resulting from Portfolio share transactions	6,443	$65,957	17,314	$178,479

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held
Institutional Class	1	94
Administrative Class	5	91

7. Federal Income Tax Matters

At June 30, 2005, the aggregate cost of investments was the same for federal income tax and financial statement purposes. The net unrealized appreciation (depreciation) of investment securities for federal income tax purposes is as follows (amounts in thousands):

Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation
$ 533	$ (363)	$170

June 30, 2005	Semi-Annual Report	17

Notes to Financial Statements (Cont.)

June 30, 2005

8. Regulatory & Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, Allianz Global Investors (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.), PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and Allianz Global Investors Distributors LLC (“AGID”), in connection with the same matter. In the New Jersey Settlement, AGI, PEA and AGID neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and AGID had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, AGID, and certain of their affiliates, including PIMCO Funds (formerly, PIMCO Funds: Pacific Investment Management Series), Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series), and the Trustees of the Trust (in their capacity as Trustees of the PIMCO or Allianz Funds), have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO and Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the Allianz and PIMCO Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the PIMCO Funds’ Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the Allianz and PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

On April 11, 2005, the Attorney General of the State of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia (the “West Virginia Complaint”) against Allianz Global Investors Fund Management LLC (formerly PA Fund Management LLC) (“AGIF”), PEA and AGID alleging, among other things, that they improperly allowed broker-dealers, hedge funds and investment advisers to engage in frequent trading of various open-end funds advised or distributed by AGIF and certain of its affiliates in violation of the funds’ stated restrictions on “market timing.” On May 31, 2005, AGIF, PEA and AGID, along with the other mutual fund defendants in the action, removed the action to the U.S. District Court for the District of West Virginia. The West Virginia Complaint also names numerous other defendants unaffiliated with AGIF in separate claims alleging improper market timing and/or late trading of open-end investment companies advised or distributed by such other defendants. The West Virginia Complaint seeks injunctive relief, civil monetary penalties, investigative costs and attorney’s fees.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, AGID and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser, and AGID could be barred from serving as principal underwriter, to any registered investment company, including the Portfolios of the Trust. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, AGID, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order. If the West Virginia Attorney General were to obtain a court injunction against AGIF, PEA or AGID, the Applicants would, in turn, seek exemptive relief under Section 9(c) with respect to that matter, although there is no assurance that such exemptive relief would be granted.

The foregoing speaks only as of the date of this report. It is possible that these matters and/or other developments resulting from these matters could result in increased Portfolio redemptions or other adverse consequences to the Portfolio. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Portfolio.

18	Semi-Annual Report	June 30, 2005

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

PIMCO VARIABLE INSURANCE TRUST

LOW DURATION PORTFOLIO

INSTITUTIONAL CLASS

SEMI-ANNUAL REPORT
June 30, 2005

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust prospectus. Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. This and other information is contained in the Portfolio’s prospectus. Please read the prospectus carefully before you invest or send money.

Chairman’s Letter

Dear Shareholder:

We are pleased to present this semi-annual report for the PIMCO Variable Insurance Trust, covering the six-month period ended June 30, 2005.

Bonds generally rallied worldwide during the first half of 2005, as intermediate and long-term interest rates fell, risk appetites for credit-sensitive assets revived somewhat and signs of a global economic slowdown emerged. In the U.S., fixed income returns were also positive overall for the first six months of 2005, as second quarter gains generally offset losses in the first quarter.

The phenomenon of decreasing longer-dated yields amid a tightening cycle by the Federal Reserve—dubbed a “conundrum” by Fed Chairman Alan Greenspan—continued throughout the six-month period. Amidst the explanation of the “conundrum,” several factors emerge. First, inflation remains relatively contained, while weakness in the manufacturing data signaled that the U.S. economy could be poised to slow down. Second, Asian central banks continued to buy Treasuries to keep their currencies from appreciating versus the U.S. dollar, thereby helping to finance the U.S. trade deficit. Finally, demand from U.S. pension funds to reduce the mismatch between the duration of their assets and liabilities provided support for longer-dated bonds.

On the following pages you will find details on the Portfolio and its total return investment performance, including our discussion of the primary factors that affected performance during the six-month reporting period.

We appreciate the trust you have placed in us, and we will strive to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

July 31, 2005

June 30, 2005	Semi-Annual Report	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of fifteen separate investment portfolios. Each portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of a portfolio directly. Shares of a portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: real rate risk, derivative risk, small company risk, non-U.S. security risk, high-yield security risk and specific sector investment risks. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a portfolio could not close out a position when it would be most advantageous to do so. A Portfolio investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified portfolio. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

Inflation-indexed bonds issued by the U.S. Government, also known as “TIPS”, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Repayment upon maturity of the original principal as adjusted for inflation is guaranteed by the U.S. Government. Neither the current market value of inflation-indexed bonds nor the value of shares of a portfolio that invests in inflation-indexed bonds is guaranteed, and either or both may fluctuate.

On the performance summary page in this semi-annual report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay (i) on Portfolio distributions or (ii) the redemption of Portfolio shares. The Portfolio’s performance also does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns.

An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the SEC’s website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

2	Semi-Annual Report	June 30, 2005

Important Information (continued)

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this semi-annual report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from January 1, 2005 to June 30, 2005.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel or litigation expense).

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

June 30, 2005	Semi-Annual Report	3

Low Duration Portfolio

CUMULATIVE RETURNS THROUGH JUNE 30, 2005

             Low Duration Portfolio        Merrill Lynch
               Institutional Class     1-3 Year Treasury Index
             ----------------------    -----------------------
 4/30/2000         $10,000                    $10,000
 5/31/2000          10,026                     10,041
 6/30/2000          10,165                     10,145
 7/31/2000          10,226                     10,209
 8/31/2000          10,305                     10,285
 9/30/2000          10,382                     10,359
10/31/2000          10,434                     10,414
11/30/2000          10,544                     10,513
12/31/2000          10,626                     10,638
 1/31/2001          10,800                     10,771
 2/28/2001          10,818                     10,841
 3/31/2001          10,879                     10,932
 4/30/2001          10,959                     10,961
 5/31/2001          11,049                     11,023
 6/30/2001          11,028                     11,060
 7/31/2001          11,238                     11,184
 8/31/2001          11,309                     11,249
 9/30/2001          11,498                     11,434
10/31/2001          11,602                     11,542
11/30/2001          11,499                     11,517
12/31/2001          11,452                     11,521
 1/31/2002          11,561                     11,545
 2/28/2002          11,652                     11,600
 3/31/2002          11,597                     11,522
 4/30/2002          11,705                     11,651
 5/31/2002          11,769                     11,697
 6/30/2002          11,843                     11,795
 7/31/2002          11,904                     11,939
 8/31/2002          12,010                     11,980
 9/30/2002          12,076                     12,079
10/31/2002          12,133                     12,107
11/30/2002          12,171                     12,070
12/31/2002          12,279                     12,184
 1/31/2003          12,321                     12,183
 2/28/2003          12,418                     12,233
 3/31/2003          12,432                     12,256
 4/30/2003          12,483                     12,279
 5/31/2003          12,568                     12,325
 6/30/2003          12,584                     12,343
 7/31/2003          12,431                     12,276
 8/31/2003          12,463                     12,285
 9/30/2003          12,577                     12,396
10/31/2003          12,532                     12,350
11/30/2003          12,533                     12,344
12/31/2003          12,584                     12,415
 1/31/2004          12,619                     12,440
 2/29/2004          12,678                     12,500
 3/31/2004          12,715                     12,539
 4/30/2004          12,630                     12,418
 5/31/2004          12,617                     12,407
 6/30/2004          12,642                     12,406
 7/31/2004          12,681                     12,451
 8/31/2004          12,793                     12,537
 9/30/2004          12,784                     12,526
10/31/2004          12,838                     12,564
11/30/2004          12,808                     12,502
12/31/2004          12,836                     12,528
 1/31/2005          12,821                     12,523
 2/28/2005          12,792                     12,495
 3/31/2005          12,780                     12,496
 4/30/2005          12,857                     12,566
 5/31/2005          12,898                     12,613
 6/30/2005          12,916                     12,638

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Institutional Class.

SECTOR BREAKDOWN‡

Short-Term Instruments	62.1%
U.S. Government Agencies	16.5%
Asset-Backed Securities	9.2%
Mortgage-Backed Securities	6.3%
Other	5.9%

‡ % of Total Investments as of June 30, 2005

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended June 30, 2005

		6 Months	1 Year	5 Years*	Since Inception*
	Low Duration Portfolio Institutional Class (Inception 04/10/00)	0.63%	2.17%	4.91%	5.00%
- - - - - - -	Merrill Lynch 1-3 Year Treasury Index	0.88%	1.87%	4.49%	—
	* Annualized. All Portfolio returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Please refer to page 2 herein for an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$1,006.30	$1,022.32
Expenses Paid During Period†	$2.49	$2.51

†Expenses are equal to the Portfolio’s Institutional Class annualized expense ratio of 0.50%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The Low Duration Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities.

•	The Portfolio’s Institutional Class Shares returned 0.63% for the six-month period ended June 30, 2005, underperforming the 0.88% return of the benchmark Merrill Lynch 1-3 Year Treasury Index.

•	The Portfolio’s below-index duration for the first half of the period and near-index duration for the second half of the period added to returns, as yields generally rose and then subsequently fell.

•	The Portfolio’s emphasis at the shorter end of the yield curve detracted from returns, as rates on short maturities increased the most. However, this effect was offset by the Portfolio’s exposure to short-term rates via Eurodollar futures.

•	An emphasis on mortgage securities detracted from returns, as this sector underperformed Treasuries on a like-duration basis.

•	Exposure to high quality emerging markets bonds was positive for performance. This sector outperformed Treasuries benefiting, from investors’ demand for higher yielding securities and continued improvement in credit fundamentals.

•	Tactical exposure to European issues helped returns, as these securities outperformed Treasuries amid continued slower growth in Europe and less pressure on interest rates versus U.S. rates.

4	Semi-Annual Report	June 30, 2005

Financial Highlights

Low Duration Portfolio (Institutional Class)

Selected Per Share Data for the Year or Period Ended:	06/30/2005†	12/31/2004	12/31/2003	12/31/2002		12/31/2001		04/10/2000- 12/31/2000

Net asset value beginning of period	$10.30	$10.27	$10.23	$9.95		$9.82		$9.70
Net investment income (a)	0.12	0.15	0.17	0.38		0.60		0.46
Net realized/unrealized gain on investments (a)	(0.06)	0.05	0.08	0.33		0.15		0.12
Total income from investment operations	0.06	0.20	0.25	0.71		0.75		0.58
Dividends from net investment income	(0.12)	(0.14)	(0.20)	(0.37)		(0.56)		(0.46)
Distributions from net realized capital gains	0.00	(0.03)	(0.01)	(0.06)		(0.06)		0.00
Total distributions	(0.12)	(0.17)	(0.21)	(0.43)		(0.62)		(0.46)
Net asset value end of period	$10.24	$10.30	$10.27	$10.23		$9.95		$9.82
Total return	0.63%	2.00%	2.49%	7.22%		7.77%		6.13%
Net assets end of period (000s)	$18,309	$12,252	$11	$11		$468		$5,430
Ratio of net expenses to average net assets	0.50%*	0.50%	0.50%	0.51	%(b)	0.55	%(b)	0.50%*
Ratio of net investment income to average net assets	2.40%*	1.49%	1.68%	3.78%		6.01%		6.49%*
Portfolio turnover rate	108%	483%	284%	339%		661%		165%

†	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest expense is 0.50%.

See accompanying notes	June 30, 2005	Semi-Annual Report	5

Statement of Assets and Liabilities

Low Duration Portfolio

June 30, 2005 (Unaudited)

Amounts in thousands, except per share amounts

Assets:

Investments, at value	$379,867
Cash	8
Foreign currency, at value	51
Receivable for investments sold	22,210
Unrealized appreciation on forward foreign currency contracts	346
Receivable for Portfolio shares sold	1,536
Interest and dividends receivable	519
Swap premiums paid	2
Unrealized appreciation on swap agreements	113
404,652

Liabilities:

Payable for investments purchased	$42,680
Payable for investments purchased on delayed-delivery basis	600
Unrealized depreciation on forward foreign currency contracts	546
Payable for short sale	2,023
Payable for Portfolio shares redeemed	217
Accrued investment advisory fee	74
Accrued administration fee	74
Accrued servicing fee	38
Variation margin payable	59
Unrealized depreciation on swap agreements	8
46,319

Net Assets	$358,333

Net Assets Consist of:

Paid in capital	$359,514
(Overdistributed) net investment income	(271)
Accumulated undistributed net realized (loss)	(455)
Net unrealized (depreciation)	(455)
$358,333

Net Assets:

Institutional Class	$18,309
Administrative Class	340,024

Shares Issued and Outstanding:

Institutional Class	1,788
Administrative Class	33,204

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Institutional Class	$10.24
Administrative Class	10.24

Cost of Investments Owned	$379,697
Cost of Foreign Currency Held	$51

6	Semi-Annual Report	June 30, 2005	See accompanying notes

Statement of Operations

Low Duration Portfolio

Amounts in thousands
Six Months Ended June 30, 2005 (Unaudited)
Investment Income:

Interest	$4,772
Dividends, net of foreign taxes	25
Miscellaneous income	1
Total Income	4,798

Expenses:

Investment advisory fees	408
Administration fees	408
Distribution and/or servicing fees - Administrative Class	233
Trustees’ fees	2
Total Expenses	1,051

Net Investment Income	3,747

Net Realized and Unrealized Gain (Loss):

Net realized (loss) on investments	(306)
Net realized (loss) on futures contracts, options, and swaps	(1,428)
Net realized gain on foreign currency transactions	1,289
Net change in unrealized (depreciation) on investments	(1,151)
Net change in unrealized appreciation on futures contracts, options, and swaps	140
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(50)
Net (Loss)	(1,506)

Net Increase in Net Assets Resulting from Operations	$2,241

See accompanying notes	June 30, 2005	Semi-Annual Report	7

Statements of Changes in Net Assets

Low Duration Portfolio

Amounts in thousands
	Six Months Ended June 30, 2005 (Unaudited)	Year Ended December 31, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income	$3,747	$2,647
Net realized gain (loss)	(445)	845
Net change in unrealized appreciation (depreciation)	(1,061)	265
Net increase resulting from operations	2,241	3,757

Distributions to Shareholders:

From net investment income
Institutional Class	(200)	(108)
Administrative Class	(3,628)	(2,695)

From net realized capital gains
Institutional Class	0	(37)
Administrative Class	0	(863)

Total Distributions	(3,828)	(3,703)

Portfolio Share Transactions:

Receipts for shares sold
Institutional Class	10,368	12,697
Administrative Class	107,936	236,887

Issued as reinvestment of distributions
Institutional Class	200	145
Administrative Class	3,629	3,557

Cost of shares redeemed
Institutional Class	(4,432)	(603)
Administrative Class	(51,744)	(74,204)
Net increase resulting from Portfolio share transactions	65,957	178,479

Total Increase in Net Assets	64,370	178,533

Net Assets:

Beginning of period	293,963	115,430
End of period*	$358,333	$293,963

*Including (overdistributed) net investment income of:	$(271)	$(190)

8	Semi-Annual Report	June 30, 2005	See accompanying notes

Schedule of Investments

Low Duration Portfolio

June 30, 2005 (Unaudited)

Principal
Amount	Value
(000s)	(000s)

CORPORATE BONDS & NOTES 3.6%
Banking & Finance 2.9%
American General Finance Corp.
3.492% due 03/23/2007 (a)	$200	$200
Ford Motor Credit Co.
3.590% due 07/18/2005 (a)	600	600
7.600% due 08/01/2005	1,400	1,403
6.875% due 02/01/2006	100	101
4.218% due 11/16/2006 (a)	300	297
4.389% due 03/21/2007 (a)	2,000	1,959
General Motors Acceptance Corp.
4.395% due 10/20/2005 (a)	1,700	1,702
4.070% due 04/13/2006 (a)	2,300	2,291
Goldman Sachs Group, Inc.
3.491% due 07/23/2009 (a)	1,300	1,308
Prudential Financial, Inc.
4.104% due 11/15/2006 (a)	400	401

		10,262

Industrials 0.5%
Altria Group, Inc.
7.650% due 07/01/2008	200	218
AOL Time Warner, Inc.
6.125% due 04/15/2006	250	254
Clear Channel Communications, Inc.
6.000% due 11/01/2006	250	254
DaimlerChrysler NA Holding Corp.
4.270% due 09/26/2005 (a)	600	601
7.250% due 01/18/2006	100	102
3.890% due 05/24/2006 (a)	100	100
Harrah’s Operating Co., Inc.
7.500% due 01/15/2009	200	219
International Paper Co.
7.625% due 01/15/2007	250	262

		2,010

Utilities 0.2%
Entergy Mississippi, Inc.
4.350% due 04/01/2008	100	99
France Telecom S.A.
7.200% due 03/01/2006	100	102
Pacific Gas & Electric Co.
4.204% due 04/03/2006 (a)	162	162
Progress Energy, Inc.
6.750% due 03/01/2006	250	254

		617

Total Corporate Bonds & Notes (Cost $12,954)		12,889

U.S. GOVERNMENT AGENCIES 17.5%

Fannie Mae
3.111% due 04/26/2035 (a)	471	471
3.319% due 09/22/2006 (a)	1,300	1,300
3.434% due 03/25/2034 (a)	568	569
3.500% due 03/25/2009	821	819
3.547% due 07/01/2042 (a)	1,257	1,270
3.597% due 09/01/2041 (a)	1,206	1,230
3.664% due 03/25/2044 (a)	852	853
3.714% due 11/25/2032 (a)	155	155
3.747% due 09/01/2040 (a)	26	27
4.960% due 12/01/2036 (a)	127	129
5.000% due 03/01/2018-04/25/2033 (d)	46,838	47,358
5.190% due 09/01/2034 (a)	128	129
5.500% due 11/01/2033-07/14/2035 (d)	5,084	5,159
6.000% due 08/01/2016-03/01/2033 (d)	423	429
6.500% due 01/01/2033	42	44
Federal Home Loan Bank
5.500% due 04/17/2006	1,000	1,014
Federal Housing Administration
6.390% due 10/01/2020	49	50

Freddie Mac
3.470% due 07/15/2016 (a)	$885	$885
5.000% due 10/01/2018	71	72
5.500% due 08/15/2030	46	46
6.000% due 09/01/2016-02/01/2033 (d)	400	406
6.500% due 07/25/2043	299	313

Total U.S. Government Agencies (Cost $62,447)		62,728

U.S. TREASURY OBLIGATIONS 0.9%

Treasury Inflation Protected Securities (c)
3.625% due 01/15/2008	843	892
3.875% due 01/15/2009	1,827	1,988
2.000% due 01/15/2014	211	217
3.625% due 04/15/2028	120	162

Total U.S. Treasury Obligations (Cost $3,246)		3,259

MORTGAGE-BACKED SECURITIES 6.7%

American Home Mortgage Investment Trust
4.290% due 10/25/2034 (a)	2,804	2,790
Bank of America Funding Corp.
4.110% due 06/25/2035 (a)	10,200	10,082
Bank of America Mortgage Securities, Inc.
6.500% due 10/25/2031	181	187
5.548% due 10/20/2032 (a)	8	8
Bear Stearns Adjustable Rate Mortgage Trust
5.937% due 06/25/2032 (a)	17	18
5.259% due 10/25/2032 (a)	2	2
5.345% due 01/25/2033 (a)	27	27
5.431% due 03/25/2033 (a)	68	69
5.081% due 04/25/2033 (a)	46	46
4.854% due 01/25/2034 (a)	237	238
Bear Stearns Alt-A Trust
5.448% due 05/25/2035 (a)	1,647	1,679
Countrywide Alternative Loan Trust
6.500% due 06/25/2033	62	62
6.000% due 10/25/2033	225	228
Countrywide Home Loans, Inc.
3.584% due 04/25/2034 (a)	377	377
Credit-Based Asset Servicing & Securitization LLC
3.814% due 01/25/2033 (a)	47	47
CS First Boston Mortgage Securities Corp.
3.226% due 03/25/2032 (a)	30	30
6.252% due 06/25/2032 (a)	2	2
5.672% due 10/25/2032 (a)	8	8
3.400% due 08/25/2033 (a)	33	33
GSAMP Trust
3.504% due 10/25/2033 (a)	454	454
GSR Mortgage Loan Trust
6.000% due 03/25/2032	9	10
Impac CMB Trust
3.714% due 07/25/2033 (a)	114	114
MASTR Adjustable Rate Mortgages Trust
3.787% due 12/21/2034 (a)	992	989
MASTR Asset Securitization Trust
5.500% due 09/25/2033	98	99
Mellon Residential Funding Corp.
3.460% due 06/15/2030 (a)	933	933
Merrill Lynch Mortgage Investors, Inc.
4.796% due 01/25/2029 (a)	367	382
Prime Mortgage Trust
3.714% due 02/25/2034 (a)	164	164
SACO I, Inc.
3.504% due 07/25/2019 (a)	925	925
Salomon Brothers Mortgage Securities VII, Inc.
4.000% due 12/25/2018	516	502
Sequoia Mortgage Trust
3.600% due 05/20/2032 (a)	46	46
3.560% due 08/20/2032 (a)	26	27

Structured Asset Mortgage Investments, Inc.
3.590% due 09/19/2032 (a)	$65	$65
Structured Asset Securities Corp.
6.150% due 07/25/2032 (a)	2	2
3.814% due 11/25/2033 (a)	41	41
3.484% due 12/25/2034 (a)	336	336
Washington Mutual Mortgage Securities Corp.
5.689% due 07/25/2032 (a)	4	4
4.816% due 10/25/2032 (a)	510	514
3.765% due 02/27/2034 (a)	104	104
3.904% due 06/25/2042 (a)	728	736
3.746% due 08/25/2042 (a)	293	295
Wells Fargo Mortgage-Backed Securities Trust
3.540% due 09/25/2034 (a)	1,390	1,387

Total Mortgage-Backed Securities (Cost $24,123)		24,062

ASSET-BACKED SECURITIES 9.8%

AAA Trust
3.414% due 04/25/2035 (a)	1,658	1,661
Accredited Mortgage Loan Trust
3.464% due 01/25/2035 (a)	782	783
Aegis Asset-Backed Securities Trust
3.434% due 11/25/2023 (a)	342	342
Amortizing Residential Collateral Trust
3.604% due 07/25/2032 (a)	13	13
Argent Securities, Inc.
3.494% due 11/25/2034 (a)	240	240
Asset-Backed Securities Corp. Home Equity Loan Trust
4.320% due 03/15/2032 (a)	600	617
3.474% due 12/25/2034 (a)	585	585
Bear Stearns Asset-Backed Securities, Inc.
3.514% due 06/15/2043 (a)	1,660	1,662
Carrington Mortgage Loan Trust
3.404% due 05/25/2035 (a)	659	659
3.240% due 06/25/2035 (a)	400	400
Centex Home Equity
3.414% due 03/25/2034 (a)	93	93
3.326% due 06/25/2035 (a)	3,700	3,699
CIT Group Home Equity Loan Trust
3.584% due 06/25/2033 (a)	9	9
Citigroup Mortgage Loan Trust, Inc.
3.306% due 05/25/2035 (a)	600	600
Countrywide Asset-Backed Certificates
3.484% due 12/25/2018 (a)	134	134
3.554% due 12/25/2031 (a)	204	205
3.624% due 03/25/2034 (a)	657	658
3.464% due 12/25/2034 (a)	548	549
3.504% due 12/25/2034 (a)	417	417
3.434% due 03/25/2035 (a)	468	467
3.380% due 06/25/2035 (a)	700	701
3.404% due 08/25/2035 (a)	438	438
3.380% due 10/25/2035 (a)	2,600	2,602
Credit-Based Asset Servicing & Securitization LLC
3.634% due 06/25/2032 (a)	3	3
3.564% due 09/25/2033 (a)	148	148
3.444% due 08/25/2034 (a)	86	86
CS First Boston Mortgage Securities Corp.
3.624% due 01/25/2032 (a)	29	29
Equity One ABS, Inc.
3.594% due 11/25/2032 (a)	17	17
3.424% due 07/25/2034 (a)	278	278
Finance America Mortgage Loan Trust
3.484% due 06/25/2034 (a)	565	566
First NLC Trust
3.434% due 09/25/2035 (a)	700	700
Fremont Home Loan Trust
3.464% due 07/25/2034 (a)	191	191
3.474% due 11/25/2034 (a)	1,644	1,645
GSAMP Trust
3.604% due 03/25/2034 (a)	686	686
3.494% due 10/01/2034 (a)	957	958

See accompanying notes	June 30, 2005	Semi-Annual Report	9

Schedule of Investments (Cont.)

Low Duration Portfolio

June 30, 2005 (Unaudited)

Principal
Amount	Value
(000s)	(000s)

HFC Home Equity Loan Asset-Backed Certificates
3.610% due 10/20/2032 (a)	$288	$288
3.610% due 09/20/2033 (a)	553	555
Home Equity Mortgage Trust
3.464% due 12/25/2034 (a)	302	303
Household Mortgage Loan Trust
3.560% due 05/20/2032 (a)	4	4
3.610% due 02/20/2033 (a)	470	472
Impac CMB Trust
3.564% due 01/25/2034 (a)	269	268
IXIS Real Estate Capital Trust
3.394% due 09/25/2035 (a)	1,060	1,060
Long Beach Mortgage Loan Trust
3.464% due 02/25/2024 (a)	42	42
Nelnet Student Loan Trust
3.151% due 04/25/2011 (a)	214	214
Park Place Securities, Inc.
3.514% due 08/25/2034 (a)	253	253
3.464% due 10/25/2034 (a)	252	252
Residential Asset Mortgage Products, Inc.
3.454% due 04/25/2026 (a)	751	751
3.654% due 09/25/2033 (a)	559	562
3.564% due 02/25/2034 (a)	656	658
Residential Asset Securities Corp.
3.434% due 06/25/2025 (a)	21	21
Sears Credit Account Master Trust
3.350% due 08/18/2009 (a)	2,500	2,502
3.600% due 11/17/2009 (a)	2,300	2,305
Specialty Underwriting & Residential Finance
3.644% due 11/25/2034 (a)	1,094	1,096
Truman Capital Mortgage Loan Trust
3.654% due 01/25/2034 (a)	498	499
Wells Fargo Home Equity Trust
3.474% due 09/25/2034 (a)	118	118

Total Asset-Backed Securities (Cost $35,026)		35,064

SOVEREIGN ISSUES 1.4%

Republic of Brazil
4.250% due 04/15/2006 (a)	187	187
4.313% due 04/15/2009 (a)	376	374
9.230% due 06/29/2009 (a)	2,200	2,555
8.000% due 04/15/2014	211	217
Russian Federation
8.750% due 07/24/2005	1,600	1,606

Total Sovereign Issues (Cost $4,878)		4,939

PURCHASED PUT OPTIONS 0.0%
	# of Contracts
Eurodollar December Futures (CME)
Strike @ 94.000 Exp. 12/19/2005	129	1
Strike @ 95.000 Exp. 12/19/2005	135	2
Eurodollar March Futures (CME)
Strike @ 93.750 Exp. 03/13/2006	370	2

Total Purchased Put Options (Cost $6)		5

PREFERRED SECURITY 0.2%
	Shares
DG Funding Trust
3.360% due 12/29/2049 (a)	60	645

Total Preferred Security (Cost $632)		645

PREFERRED STOCK 0.1%
Fannie Mae
7.000% due 12/31/2049 (a)	6,700	$373

Total Preferred Stock (Cost $339)		373

SHORT-TERM INSTRUMENTS (i) 65.8%
	Principal Amount (000s)
Commercial Paper 54.8%
Bank of America N.A.
3.010% due 07/07/2005	$500	500
Bank of Ireland
3.180% due 08/22/2005	600	597
3.190% due 08/22/2005	4,000	3,982
Barclays U.S. Funding Corp.
3.290% due 09/06/2005	9,000	8,943
Carolina Power & Light Co.
3.670% due 10/11/2005	100	99
CBA (de) Finance
3.190% due 08/22/2005	8,300	8,262
CDC IXIS Commercial Paper, Inc.
3.080% due 07/19/2005	3,900	3,894
3.110% due 08/02/2005	3,700	3,690
Danske Corp.
3.020% due 07/15/2005	1,200	1,199
3.180% due 08/24/2005	5,200	5,175
3.225% due 08/31/2005	3,600	3,579
Den Norske Bank ASA
3.255% due 09/26/2005	1,400	1,388
Dexia Delaware LLC
3.235% due 08/12/2005	8,600	8,568
Fannie Mae
2.955% due 07/06/2005	100	100
2.785% due 07/13/2005	300	300
2.970% due 07/18/2005	100	100
2.941% due 07/20/2005	100	100
2.988% due 07/20/2005	2,000	1,997
3.005% due 07/27/2005	9,400	9,380
3.023% due 08/03/2005	200	199
3.030% due 08/03/2005	2,100	2,094
3.050% due 08/05/2005	300	299
3.066% due 08/10/2005	100	100
3.067% due 08/10/2005	9,200	9,168
3.121% due 08/24/2005	3,100	3,085
3.172% due 08/31/2005	800	795
ForeningsSparbanken AB
3.180% due 08/18/2005	400	398
Fortis Funding LLC
3.270% due 09/23/2005	9,900	9,821
Freddie Mac
2.950% due 07/05/2005	400	400
2.875% due 07/12/2005	100	100
2.890% due 07/12/2005	200	200
2.939% due 08/01/2005	100	100
2.943% due 08/01/2005	200	199
2.963% due 08/01/2005	600	598
3.020% due 08/02/2005	300	299
3.000% due 08/08/2005	300	299
2.996% due 08/09/2005	500	498
3.089% due 08/16/2005	8,400	8,367
3.095% due 08/16/2005	1,100	1,096
3.150% due 08/30/2005	200	199
3.250% due 09/13/2005	9,100	9,036
General Electric Capital Corp.
3.270% due 09/07/2005	1,200	1,192
3.290% due 09/09/2005	7,300	7,252
HBOS Treasury Services PLC
3.230% due 09/01/2005	3,200	3,181
3.250% due 09/07/2005	5,500	5,465
3.270% due 09/08/2005	2,000	1,987

Nordea North America, Inc.
3.205% due 08/26/2005		$2,000	$1,990
3.240% due 09/01/2005		8,900	8,848
Rabobank USA Financial Corp.
3.370% due 07/01/2005		6,800	6,800
3.105% due 08/08/2005		2,900	2,891
Royal Bank of Scotland PLC
3.085% due 07/15/2005		1,400	1,398
3.220% due 08/15/2005		200	199
3.230% due 09/01/2005		9,500	9,445
Skandinaviska Enskilda Banken AB (SEB)
3.040% due 07/14/2005		500	499
3.170% due 08/18/2005		9,100	9,062
3.310% due 09/15/2005		400	397
Spintab AB
3.080% due 08/11/2005		600	598
3.180% due 09/01/2005		3,400	3,380
Svenska Handelsbanken, Inc.
3.050% due 07/20/2005		9,300	9,285
UBS Finance Delaware LLC
3.390% due 07/01/2005		600	600
3.065% due 07/11/2005		100	100
3.180% due 09/06/2005		2,300	2,285
3.230% due 09/19/2005		400	397
3.255% due 09/26/2005		2,200	2,182
3.285% due 10/03/2005		5,200	5,153
Westpac Trust Securities NZ Ltd. London
3.150% due 08/11/2005		1,000	996
3.330% due 10/03/2005		1,500	1,487

			196,272

French Treasury Bills 0.9%
2.009% due 07/13/2005-09/08/2005	EC	2,760	3,333

Netherlands Treasury Bill 7.2%
2.000% due 09/30/2005		21,300	25,650

Repurchase Agreement 2.5%
State Street Bank
2.650% due 07/01/2005		$9,034	9,034

(Dated 06/30/2005. Collateralized by Fannie Mae 2.875% due 10/15/2005 valued at $9,216. Repurchase proceeds are $9,035.)
U.S. Treasury Bills 0.4%
2.949% due 09/15/2005 (d)(e)(f)		1,625	1,614

Total Short-Term Instruments (Cost $236,046)			235,903

Total Investments (b) 106.0%			$379,867
(Cost $379,697)
Other Assets and Liabilities (Net) (6.0%)			(21,534)

Net Assets 100.0%			$358,333

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a) Variable rate security.

(b) As of June 30, 2005, portfolio securities with an aggregate market value of $13,857 were valued with reference to securities whose prices are more readily obtainable.

(c) Principal amount of security is adjusted for inflation.

(d) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(e) Securities with an aggregate market value of $248 have been pledged as collateral for swap and swaption contracts at June 30, 2005.

10	Semi-Annual Report	June 30, 2005	See accompanying notes

(f) Securities with an aggregate market value of $1,366 have been segregated with the custodian to cover margin requirements for the following open futures contracts at June 30, 2005:

Type				Expiration Month	# of Contracts		Unrealized Appreciation/ (Depreciation)
Eurodollar March Long Futures				03/2006		720	$132
Eurodollar June Long Futures				06/2006		160	(4)
Eurodollar September Long Futures				09/2005		296	(394)
Eurodollar September Short Futures				09/2006		23	10
Eurodollar December Long Futures				12/2005		358	(274)

							$(530)

(g) Swap agreements outstanding at June 30, 2005: Interest Rate Swaps
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Morgan Stanley Dean Witter & Co.	6-month BP-LIBOR	Receive	5.000%	03/15/2032	BP	100	$(8)
J.P. Morgan Chase & Co.	6-month EC-LIBOR	Pay	6.000%	03/15/2032	EC	200	29

							$21

Credit Default Swaps Counterparty	Reference Entity	Buy/Sell Protection	Pay/Receive Fixed rate	Expiration Date	Notional Amount		Unrealized Appreciation
Bear Stearns & Co., Inc.	Ford Motor Co. 7.000% due 10/01/2013	Sell	3.100%	06/20/2006		$300	$5
Bear Stearns & Co., Inc.	Ford Motor Co. 7.000% due 10/01/2013	Sell	4.650%	06/20/2007		400	19
Bear Stearns & Co., Inc.	Ford Motor Co. 7.000% due 10/01/2013	Sell	4.700%	06/20/2007		300	14
Goldman Sachs & Co.	Ford Motor Co. 7.000% due 10/01/2013	Sell	4.500%	06/20/2007		200	9
J.P. Morgan Chase & Co.	Russian Federation, 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	0.690%	03/20/2007		1,200	4
Lehman Brothers, Inc.	Russian Federation, 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	1.000%	07/24/2005		200	1
Lehman Brothers, Inc.	Russian Federation, 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	0.970%	07/31/2005		200	1
Lehman Brothers, Inc.	Russian Federation, 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	0.480%	08/20/2005		100	0
Morgan Stanley Dean Witter & Co.	Russian Federation, 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	1.000%	07/22/2005		300	1
Morgan Stanley Dean Witter & Co.	Russian Federation, 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	0.580%	06/20/2006		300	0
UBS Warburg LLC	General Motors Acceptance Corp. 6.875% due 08/28/2012	Sell	4.100%	06/20/2006		1,300	30

							$84

(h) Short sales open at June 30, 2005 were as follows:
Type		Coupon (%)	Maturity	Par	Value		Proceeds
Fannie Mae		5.000	07/19/2020	$ 2,000		$2,023	$2,023

See accompanying notes	June 30, 2005	Semi-Annual Report	11

Schedule of Investments (Cont.)

Low Duration Portfolio

June 30, 2005 (Unaudited)

(i) Forward foreign currency contracts outstanding at June 30, 2005:
Type	Currency	Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BR	96	08/2005	$3	$0	$3
Sell		96	08/2005	0	(3)	(3)
Buy		1,857	09/2005	109	0	109
Sell		1,857	09/2005	0	(59)	(59)
Buy	CP	24,825	08/2005	0	0	0
Buy		60,602	09/2005	2	0	2
Buy	EC	21,312	07/2005	2	(299)	(297)
Sell		46,117	07/2005	230	(3)	227
Buy	JY	475,399	07/2005	0	(175)	(175)
Buy	KW	37,400	08/2005	0	(1)	(1)
Buy		118,000	09/2005	0	(2)	(2)
Buy	MP	1,123	09/2005	0	0	0
Buy	PN	113	08/2005	0	0	0
Buy		140	09/2005	0	0	0
Buy	PZ	158	08/2005	0	0	0
Buy		162	09/2005	0	0	0
Buy	RP	2,588	09/2005	0	0	0
Buy	RR	916	08/2005	0	(1)	(1)
Buy		3,058	09/2005	0	0	0
Buy	S$	55	08/2005	0	0	0
Buy		171	09/2005	0	(1)	(1)
Buy	SV	1,061	08/2005	0	0	0
Buy		1,341	09/2005	0	0	0
Buy	T$	1,070	08/2005	0	(1)	(1)
Buy		3,331	09/2005	0	(1)	(1)

				$346	$(546)	$(200)

12	Semi-Annual Report	June 30, 2005	See accompanying notes

Notes to Financial Statements

June 30, 2005

1. Organization

The Low Duration Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented in these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed-income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open. Market value is generally determined on the basis of last reported sales price, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed-income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as a component of interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from financial accounting principles generally accepted in the United States of America (“GAAP”). Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported in the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized

June 30, 2005	Semi-Annual Report	13

Notes to Financial Statements (Cont.)

June 30, 2005

and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative and servicing fees.

Delayed-Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Portfolio are maintained in U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollar based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout reports are defined as follows:

BP	-	British Pound
BR	-	Brazilian Real
CP	-	Chilean Peso
EC	-	Euro
JY	-	Japanese Yen
KW	-	South Korean Won
MP	-	Mexican Peso
PN	-	Peruvian New Sol
PZ	-	Polish Zloty
RP	-	Indian Rupee

RR	-	Russian Ruble
S$	-	Singapore Dollar
SV	-	Slovakian Koruna
T$	-	Taiwan Dollar

Forward Currency Transactions. The Portfolio may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Inflation-Indexed Bonds. The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount

14	Semi-Annual Report	June 30, 2005

of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

Options Contracts. The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Short Sales. The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and interest payable on such securities, if any, is reflected as a liability in the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return, forward spread lock, and credit default swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms and the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss in the Statements of Operations upon termination of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received by the Portfolio are included as part of realized gain (loss) on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

June 30, 2005	Semi-Annual Report	15

Notes to Financial Statements (Cont.)

June 30, 2005

As a result of a FASB Emerging Issues Task Force (“EITF”) consensus, No. 03-11, and related SEC staff guidance, the Portfolio has reclassified periodic payments made or received under swap agreements, which were previously included within miscellaneous income, to a component of realized gain (loss) in the Statement of Operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year’s Statement of Changes in Net Assets and the per share amounts in the prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly.

U.S. Government Agencies or Government-Sponsored Enterprises. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U. S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary of Allianz Global Investors of America L.P., formerly known as Allianz Dresdner Asset Management of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.25%.

Servicing Fee. Allianz Global Investors Distributors, LLC (the “Distributor”), formerly known as PA Distributors LLC, is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributor was 0.15% during current fiscal year.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current period ended June 30, 2005, each unaffiliated Trustee received an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, each Committee Chair received an additional annual retainer of $500 and each Audit Committee Chair received an additional annual retainer of $1,500. These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4. Purchases and Sales of Securities

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The

16	Semi-Annual Report	June 30, 2005

Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2005 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$118,709	$162,094	$47,123	$40,431

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

Premium
Balance at 12/31/2004	$0
Sales	54
Closing Buys	(54)
Expirations	0
Exercised	0
Balance at 06/30/2005	$0

6. Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2005		Year Ended 12/31/2004
	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	1,012	$10,368	1,233	$12,697
Administrative Class	10,544	107,936	22,984	236,887

Issued as reinvestment of distributions

Institutional Class	19	200	14	145
Administrative Class	354	3,629	345	3,557

Cost of shares redeemed

Institutional Class	(433)	(4,432)	(58)	(603)
Administrative Class	(5,053)	(51,744)	(7,204)	(74,204)

Net increase resulting from Portfolio share transactions	6,443	$65,957	17,314	$178,479

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held
Institutional Class	1	94
Administrative Class	5	91

7. Federal Income Tax Matters

At June 30, 2005, the aggregate cost of investments was the same for federal income tax and financial statement purposes. The net unrealized appreciation (depreciation) of investment securities for federal income tax purposes is as follows (amounts in thousands):

Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation
$ 533	$ (363)	$170

June 30, 2005	Semi-Annual Report	17

Notes to Financial Statements (Cont.)

June 30, 2005

8. Regulatory & Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, Allianz Global Investors (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.), PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and Allianz Global Investors Distributors LLC (“AGID”), in connection with the same matter. In the New Jersey Settlement, AGI, PEA and AGID neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and AGID had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, AGID, and certain of their affiliates, including PIMCO Funds (formerly, PIMCO Funds: Pacific Investment Management Series), Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series), and the Trustees of the Trust (in their capacity as Trustees of the PIMCO or Allianz Funds), have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO and Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the Allianz and PIMCO Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the PIMCO Funds’ Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the Allianz and PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

On April 11, 2005, the Attorney General of the State of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia (the “West Virginia Complaint”) against Allianz Global Investors Fund Management LLC (formerly PA Fund Management LLC) (“AGIF”), PEA and AGID alleging, among other things, that they improperly allowed broker-dealers, hedge funds and investment advisers to engage in frequent trading of various open-end funds advised or distributed by AGIF and certain of its affiliates in violation of the funds’ stated restrictions on “market timing.” On May 31, 2005, AGIF, PEA and AGID, along with the other mutual fund defendants in the action, removed the action to the U.S. District Court for the District of West Virginia. The West Virginia Complaint also names numerous other defendants unaffiliated with AGIF in separate claims alleging improper market timing and/or late trading of open-end investment companies advised or distributed by such other defendants. The West Virginia Complaint seeks injunctive relief, civil monetary penalties, investigative costs and attorney’s fees.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, AGID and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser, and AGID could be barred from serving as principal underwriter, to any registered investment company, including the Portfolios of the Trust. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, AGID, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order. If the West Virginia Attorney General were to obtain a court injunction against AGIF, PEA or AGID, the Applicants would, in turn, seek exemptive relief under Section 9(c) with respect to that matter, although there is no assurance that such exemptive relief would be granted.

The foregoing speaks only as of the date of this report. It is possible that these matters and/or other developments resulting from these matters could result in increased Portfolio redemptions or other adverse consequences to the Portfolio. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Portfolio.

18	Semi-Annual Report	June 30, 2005

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

PIMCO VARIABLE INSURANCE TRUST

MONEY MARKET PORTFOLIO

ADMINISTRATIVE CLASS

SEMI-ANNUAL REPORT
June 30, 2005

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust prospectus. Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. This and other information is contained in the Portfolio’s prospectus. Please read the prospectus carefully before you invest or send money.

Chairman’s Letter

Dear Shareholder:

We are pleased to present this semi-annual report for the PIMCO Variable Insurance Trust, covering the six-month period ended June 30, 2005.

Bonds generally rallied worldwide during the first half of 2005, as intermediate and long-term interest rates fell, risk appetites for credit-sensitive assets revived somewhat and signs of a global economic slowdown emerged. In the U.S., fixed income returns were also positive overall for the first six months of 2005, as second quarter gains generally offset losses in the first quarter.

The phenomenon of decreasing longer-dated yields amid a tightening cycle by the Federal Reserve—dubbed a “conundrum” by Fed Chairman Alan Greenspan—continued throughout the six-month period. Amidst the explanation of the “conundrum,” several factors emerge. First, inflation remains relatively contained, while weakness in the manufacturing data signaled that the U.S. economy could be poised to slow down. Second, Asian central banks continued to buy Treasuries to keep their currencies from appreciating versus the U.S. dollar, thereby helping to finance the U.S. trade deficit. Finally, demand from U.S. pension funds to reduce the mismatch between the duration of their assets and liabilities provided support for longer-dated bonds.

On the following pages you will find details on the Portfolio and its total return investment performance, including our discussion of the primary factors that affected performance during the six-month reporting period.

We appreciate the trust you have placed in us, and we will strive to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

July 31, 2005

June 30, 2005	Semi-Annual Report	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of fifteen separate investment portfolios. Each portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of a portfolio directly. Shares of a portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: real rate risk, derivative risk, small company risk, non-U.S. security risk, high-yield security risk and specific sector investment risks. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a portfolio could not close out a position when it would be most advantageous to do so. A Portfolio investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified portfolio. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

Inflation-indexed bonds issued by the U.S. Government, also known as “TIPS”, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Repayment upon maturity of the original principal as adjusted for inflation is guaranteed by the U.S. Government. Neither the current market value of inflation-indexed bonds nor the value of shares of a portfolio that invests in inflation-indexed bonds is guaranteed, and either or both may fluctuate.

On the performance summary page in this semi-annual report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay (i) on Portfolio distributions or (ii) the redemption of Portfolio shares. The Portfolio’s performance also does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns.

An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the SEC’s website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

2	Semi-Annual Report	June 30, 2005

Important Information (continued)

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this semi-annual report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from January 1, 2005 to June 30, 2005.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel or litigation expense).

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

June 30, 2005	Semi-Annual Report	3

Money Market Portfolio

CUMULATIVE RETURNS THROUGH JUNE 30, 2005

                  Money Market Portfolio        Citigroup 3-Month
                   Administrative Class          Treasury Bill Index
                  ----------------------     ------------------------
   9/30/1999             $10,000                     $10,000
  10/31/1999              10,041                      10,041
  11/30/1999              10,082                      10,081
  12/31/1999              10,130                      10,124
   1/31/2000              10,174                      10,169
   2/29/2000              10,218                      10,212
   3/31/2000              10,268                      10,260
   4/30/2000              10,311                      10,308
   5/31/2000              10,361                      10,359
   6/30/2000              10,415                      10,407
   7/31/2000              10,466                      10,458
   8/31/2000              10,520                      10,509
   9/30/2000              10,570                      10,562
  10/31/2000              10,617                      10,617
  11/30/2000              10,680                      10,671
  12/31/2000              10,739                      10,727
   1/31/2001              10,791                      10,783
   2/28/2001              10,836                      10,829
   3/31/2001              10,881                      10,877
   4/30/2001              10,919                      10,919
   5/31/2001              10,961                      10,959
   6/30/2001              10,996                      10,994
   7/31/2001              11,027                      11,028
   8/31/2001              11,063                      11,062
   9/30/2001              11,088                      11,094
  10/31/2001              11,112                      11,123
  11/30/2001              11,132                      11,146
  12/31/2001              11,150                      11,166
   1/31/2002              11,164                      11,183
   2/28/2002              11,178                      11,198
   3/31/2002              11,192                      11,215
   4/30/2002              11,206                      11,231
   5/31/2002              11,222                      11,248
   6/30/2002              11,235                      11,263
   7/31/2002              11,249                      11,280
   8/31/2002              11,263                      11,296
   9/30/2002              11,275                      11,312
  10/31/2002              11,288                      11,328
  11/30/2002              11,296                      11,342
  12/31/2002              11,306                      11,356
   1/31/2003              11,317                      11,368
   2/28/2003              11,325                      11,378
   3/31/2003              11,332                      11,390
   4/30/2003              11,340                      11,401
   5/31/2003              11,348                      11,412
   6/30/2003              11,354                      11,422
   7/31/2003              11,361                      11,432
   8/31/2003              11,366                      11,442
   9/30/2003              11,371                      11,450
  10/31/2003              11,377                      11,460
  11/30/2003              11,383                      11,468
  12/31/2003              11,388                      11,478
   1/31/2004              11,394                      11,487
   2/29/2004              11,399                      11,495
   3/31/2004              11,404                      11,504
   4/30/2004              11,410                      11,513
   5/31/2004              11,414                      11,522
   6/30/2004              11,420                      11,532
   7/31/2004              11,428                      11,543
   8/31/2004              11,437                      11,555
   9/30/2004              11,447                      11,569
  10/31/2004              11,459                      11,584
  11/30/2004              11,472                      11,601
  12/31/2004              11,490                      11,620
   1/31/2005              11,506                      11,641
   2/28/2005              11,523                      11,661
   3/31/2005              11,544                      11,686
   4/30/2005              11,566                      11,711
   5/31/2005              11,590                      11,739
   6/30/2005              11,615                      11,767

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

SECTOR BREAKDOWN‡

Commercial Paper	97.0%
U.S. Treasury Bills	1.1%
Repurchase Agreement	0.9%
Other	1.0%

‡ % of Total Investments as of June 30, 2005

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended June 30, 2005

		6 Months	7-Day Yield	30-Day Yield	1 Year	Since Inception*
	Money Market Portfolio Administrative Class (09/30/99)	1.09%	2.70%	2.63%	1.70%	2.64%
- - - - - - -	Citigroup 3-Month Treasury Bill Index	1.26%	—	—	2.04%	—
	* Annualized. All Portfolio returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Please refer to page 2 herein for an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$1,010.90	$1,022.32
Expenses Paid During Period†	$2.49	$2.51

†Expenses are equal to the Portfolio’s Administrative Class annualized expense ratio of 0.50%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The Money Market Portfolio seeks to achieve its investment objective by investing at least 95% of its total assets in a diversified portfolio of money market securities that are in the highest rating category for short-term obligations.

•	The Portfolio’s Administrative Class shares returned 1.09% for the six-month period ended June 30, 2005, underperforming the 1.26% return of the benchmark Citigroup 3-Month Treasury Bill Index for the same period.

•	Bonds rallied worldwide during the period, as risk appetites for credit-sensitive assets revived and signs of an economic slowdown emerged. Bonds weathered a tightening cycle by the Federal Reserve, as the central bank raised rates four times during the period for a total increase of 1%. The unusual phenomenon of increasing short rates and falling longer-dated yields was dubbed a “conundrum” by Fed Chairman Greenspan and continued through the latter part of the period.

•	The Portfolio’s average duration was maintained at about one-month, providing for ample liquidity and limiting the price effects from increasing yields.

•	Holdings of top quality commercial paper and short-term corporate and agency securities offered relatively attractive yields versus like-maturity Treasuries.

•	The Portfolio emphasized U.S.-issued high quality (A1/P1) commercial paper due to attractive yields, limited interest rate sensitivity, and low credit exposure of these securities.

•	The Portfolio used high quality U.S. agency and shorter-term, fixed and floating rate U.S. corporates to boost portfolio income, while limiting credit risk.

•	Seven-day and thirty-day SEC yields were 2.70% and 2.63%, respectively, on June 30, 2005.

4	Semi-Annual Report	June 30, 2005

Financial Highlights

Money Market Portfolio (Administrative Class)

Selected Per Share Data for the Year or Period Ended:	06/30/2005†		12/31/2004	12/31/2003	12/31/2002	12/31/2001		12/31/2000

Net asset value beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00		$1.00
Net investment income (a)	0.01		0.01	0.01	0.01	0.04		0.06
Dividends from net investment income	(0.01)		(0.01)	(0.01)	(0.01)	(0.04)		(0.06)
Net asset value end of period	$1.00		$1.00	$1.00	$1.00	$1.00		$1.00
Total return	1.09%		0.89%	0.72%	1.41%	3.83%		6.01%
Net assets end of period (000s)	$39,837		$32,184	$27,032	$25,850	$12,860		$4,334
Ratio of net expenses to average net assets	0.50	%*	0.50%	0.50%	0.50%	0.50	%(b)	0.50%
Ratio of net investment income to average net assets	2.22	%*	0.91%	0.70%	1.41%	3.37%		5.88%

†	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.

(b) If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.51%.

See accompanying notes	June 30, 2005	Semi-Annual Report	5

Statement of Assets and Liabilities

Money Market Portfolio

June 30, 2005 (Unaudited)

Amounts in thousands, except per share amounts

Assets:

Investments, at value	$140,371
Receivable for Portfolio shares sold	6
Interest and dividends receivable	7
140,384

Liabilities:

Payable for Portfolio shares redeemed	$19
Accrued investment advisory fee	18
Accrued administration fee	24
Accrued servicing fee	4
65

Net Assets	$140,319

Net Assets Consist of:

Paid in capital	$140,319
Undistributed net investment income	4
Accumulated undistributed net realized (loss)	(4)
$140,319

Net Assets:

Institutional Class	$100,482
Administrative Class	39,837

Shares Issued and Outstanding:

Institutional Class	100,482
Administrative Class	39,837

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Institutional Class	$1.00
Administrative Class	1.00

Cost of Investments Owned	$140,371

6	Semi-Annual Report	June 30, 2005	See accompanying notes

Statement of Operations

Money Market Portfolio

Amounts in thousands
Six Months Ended June 30, 2005 (Unaudited)
Investment Income:

Interest	$1,037
Total Income	1,037

Expenses:

Investment advisory fees	53
Administration fees	71
Distribution and/or servicing fees - Administrative Class	25
Interest expense	1
Total Expenses	150

Net Investment Income	887

Net Realized and Unrealized Gain (Loss):

Net realized (loss) on investments	(1)
Net (Loss)	(1)

Net Increase in Net Assets Resulting from Operations	$886

See accompanying notes	June 30, 2005	Semi-Annual Report	7

Statements of Changes in Net Assets

Money Market Portfolio

Amounts in thousands
	Six Months Ended June 30, 2005 (Unaudited)	Year Ended December 31, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income	$887	$281
Net realized (loss)	(1)	0
Net increase resulting from operations	886	281

Distributions to Shareholders:

From net investment income
Institutional Class	(511)	(0)
Administrative Class	(375)	(281)

Total Distributions	(886)	(281)

Portfolio Share Transactions:

Receipts for shares sold
Institutional Class	10,898	1
Administrative Class	18,107	23,065

Issued in reorganization
Institutional Class	99,279	0
Administrative Class	0	0

Issued as reinvestment of distributions
Institutional Class	511	0
Administrative Class	375	281

Cost of shares redeemed
Institutional Class	(10,218)	0
Administrative Class	(10,829)	(18,194)
Net increase resulting from Portfolio share transactions	108,123	5,153

Total Increase in Net Assets	108,123	5,153

Net Assets:

Beginning of period	32,196	27,043
End of period*	$140,319	$32,196

*Including undistributed net investment income of:	$4	$3

8	Semi-Annual Report	June 30, 2005	See accompanying notes

Schedule of Investments

Money Market Portfolio

June 30, 2005 (Unaudited)

Principal
Amount	Value
(000s)	(000s)

CORPORATE BONDS & NOTES 0.6%
Bank of America N.A.
3.050% due 08/08/2005 (a)	$800	$801

Total Corporate Bonds & Notes		801
(Cost $801)

SHORT-TERM INSTRUMENTS 99.4%
Certificates of Deposit 0.3%
HSBC Bank USA
3.135% due 08/09/2005	500	500

Commercial Paper 97.1%
Anz National International Ltd.
3.040% due 07/19/2005	500	499
Bank of America N.A.
3.165% due 08/15/2005	3,000	2,988
Bank of Ireland
3.075% due 07/27/2005	3,000	2,993
Barclays U.S. Funding Corp.
3.390% due 09/26/2005	5,000	4,959
BNP Paribas Finance Inc.
3.365% due 10/17/2005	4,000	3,960
CBA (de) Finance
3.080% due 07/25/2005	3,000	2,994
Danske Corp.
3.110% due 08/02/2005	3,000	2,992
3.160% due 08/08/2005	3,500	3,488
Fannie Mae
2.921% due 07/20/2005	15,000	14,976
2.941% due 07/20/2005	500	499
3.010% due 08/01/2005	300	299
3.010% due 08/03/2005	4,000	3,989
2.986% due 08/08/2005	2,000	1,994
3.080% due 08/10/2005	800	797
3.315% due 09/21/2005	9,000	8,932
3.257% due 09/28/2005	3,400	3,372
3.230% due 10/26/2005	3,100	3,067
Federal Home Loan Bank
2.770% due 07/15/2005	15,000	14,983
3.017% due 07/22/2005	7,000	6,988
3.150% due 10/12/2005	900	892
Fortis Funding LLC
3.090% due 07/27/2005	3,000	2,993
Freddie Mac
2.901% due 07/12/2005	6,200	6,194
2.904% due 07/12/2005	1,000	999
2.999% due 08/02/2005	4,000	3,989
3.183% due 09/06/2005	4,000	3,976
3.238% due 11/01/2005	4,000	3,955
General Electric Capital Corp.
3.040% due 07/11/2005	400	400
3.090% due 07/25/2005	3,000	2,994
HBOS Treasury Services PLC
3.080% due 07/27/2005	3,000	2,993
ING U.S. Funding LLC
3.040% due 07/19/2005	400	399
KFW International Finance, Inc.
2.800% due 07/05/2005	500	500
Nordea North America, Inc.
3.360% due 09/16/2005	6,400	6,354
Procter & Gamble Co.
3.000% due 07/11/2005	500	500
3.050% due 07/20/2005	3,000	2,995
Rabobank USA Financial Corp.
3.080% due 07/26/2005	1,900	1,896
3.410% due 09/30/2005	4,400	4,362
Shell Finance (UK) PLC
3.090% due 08/09/2005	500	498
Spintab AB
3.180% due 09/01/2005	300	298
Toyota Motor Credit Corp.
3.020% due 07/11/2005	500	500

UBS Finance Delaware LLC
3.020% due 07/22/2005	$500	$499
3.165% due 08/30/2005	3,000	2,984
3.210% due 09/12/2005	300	298

		136,237

Repurchase Agreement 0.9%
State Street Bank
2.650% due 07/01/2005	1,335	1,335

(Dated 06/30/2005. Collateralized by Fannie Mae 2.875% due 10/15/2005 valued at $1,365. Repurchase proceeds are $1,335.)
U.S. Treasury Bills 1.1%
2.665% due 07/21/2005-08/04/2005 (b)	1,500	1,498

Total Short-Term Instruments		139,570
(Cost $139,570)

Total Investments 100.0%		$140,371
(Cost $140,371)
Other Assets and Liabilities (Net) (0.0%)		(52)

Net Assets 100.0%		$140,319

Notes to Schedule of Investments:

(a) Variable rate security.

(b) Securities are grouped by coupon or range of coupons and represent a range of maturities.

See accompanying notes	June 30, 2005	Semi-Annual Report	9

Notes to Financial Statements

June 30, 2005 (Unaudited)

1. Organization

The Money Market Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented in these financial statements pertains to the Administrative Class of the Trust. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities held by the Portfolio are valued at amortized cost, which approximates current market value.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as a component of interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from financial accounting principles generally accepted in the United States of America (“GAAP”). Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported in the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative and servicing fees.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

10	Semi-Annual Report	June 30, 2005

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary of Allianz Global Investors of America L.P., formerly known as Allianz Dresdner Asset Management of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.15%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.20%.

Servicing Fee. PA Distributors LLC (“PAD”) is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributor was 0.15% during current fiscal year.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current period ended June 30, 2005, each unaffiliated Trustee received an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, each Committee Chair received an additional annual retainer of $500 and each Audit Committee Chair received an additional annual retainer of $1,500. These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4. Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2005		Year Ended 12/31/2004
	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	10,898	$10,898	1	$1
Administrative Class	18,107	18,107	23,065	23,065

Issued in reorganization

Institutional Class	99,279	99,279	0	0

Administrative Class	0	0	0	0

Issued as reinvestment of distributions

Institutional Class	511	511	0	0
Administrative Class	375	375	281	281

Cost of shares redeemed

Institutional Class	(10,218)	(10,218)	0	0
Administrative Class	(10,829)	(10,829)	(18,194)	(18,194)

Net increase resulting from Portfolio share transactions	108,123	$108,123	5,153	$5,153

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held
Institutional Class	2	100
Administrative Class	2	100

5. Federal Income Tax Matters

At June 30, 2005, the aggregate cost of investments was the same for federal income tax and financial statement purposes. The net unrealized appreciation (depreciation) of investment securities for federal income tax purposes is as follows (amounts in thousands):

Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation
$ 0	$0	$0

June 30, 2005	Semi-Annual Report	11

Notes to Financial Statements (Cont.)

June 30, 2005 (Unaudited)

6. Reorganization

The Acquiring Portfolio (“Money Market Portfolio”), as listed below, acquired the assets and certain liabilities of the Acquired Fund (“Time Square Money Market Fund”), also listed below, in a tax-free exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Fund’s shareholders (shares and amounts in thousands):

Acquiring Portfolio	Acquired Fund	Date	Shares Issued by Acquiring Fund	Value of Shares Issued by Acquiring Fund	Total Net Assets of Acquired Fund	Total net Assets of Acquiring Fund	Total net Assets of Acquiring Fund After Acquisition	Acquired Fund’s Unrealized Appreciation
Money Market Portfolio	Time Square Money Market Fund	April 22, 2005	99,279	$99,279	$99,279	$31,353	$130,632	$0

7. Regulatory & Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, Allianz Global Investors (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.), PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and Allianz Global Investors Distributors LLC (“AGID”), in connection with the same matter. In the New Jersey Settlement, AGI, PEA and AGID neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and AGID had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, AGID, and certain of their affiliates, including PIMCO Funds (formerly, PIMCO Funds: Pacific Investment Management Series), Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series), and the Trustees of the Trust (in their capacity as Trustees of the PIMCO or Allianz Funds), have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO and Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the Allianz and PIMCO Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the PIMCO Funds’ Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the Allianz and PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

On April 11, 2005, the Attorney General of the State of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia (the “West Virginia Complaint”) against Allianz Global Investors Fund Management LLC (formerly PA Fund Management LLC) (“AGIF”), PEA and AGID alleging, among other things, that they improperly allowed broker-dealers, hedge funds and investment advisers to engage in frequent trading of various open-end funds advised or distributed by AGIF and certain of its affiliates in violation of the funds’ stated restrictions on “market timing.” On May 31, 2005, AGIF, PEA and AGID, along with the other mutual fund defendants in the action, removed the action to the U.S. District Court for the District of West Virginia. The West Virginia Complaint also names numerous other defendants unaffiliated with AGIF in separate claims alleging improper market timing and/or late trading of open-end investment companies advised or distributed by such other defendants. The West Virginia Complaint seeks injunctive relief, civil monetary penalties, investigative costs and attorney’s fees.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, AGID and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser, and AGID could be barred from serving as principal underwriter, to any registered investment company, including the Portfolios of the Trust. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, AGID, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of

12	Semi-Annual Report	June 30, 2005

Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order. If the West Virginia Attorney General were to obtain a court injunction against AGIF, PEA or AGID, the Applicants would, in turn, seek exemptive relief under Section 9(c) with respect to that matter, although there is no assurance that such exemptive relief would be granted.

The foregoing speaks only as of the date of this report. It is possible that these matters and/or other developments resulting from these matters could result in increased Portfolio redemptions or other adverse consequences to the Portfolio. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Portfolio.

June 30, 2005	Semi-Annual Report	13

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

PIMCO VARIABLE INSURANCE TRUST

MONEY MARKET PORTFOLIO

INSTITUTIONAL CLASS

SEMI-ANNUAL REPORT
June 30, 2005

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust prospectus. Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. This and other information is contained in the Portfolio’s prospectus. Please read the prospectus carefully before you invest or send money.

Chairman’s Letter

Dear Shareholder:

We are pleased to present this semi-annual report for the PIMCO Variable Insurance Trust, covering the six-month period ended June 30, 2005.

Bonds generally rallied worldwide during the first half of 2005, as intermediate and long-term interest rates fell, risk appetites for credit-sensitive assets revived somewhat and signs of a global economic slowdown emerged. In the U.S., fixed income returns were also positive overall for the first six months of 2005, as second quarter gains generally offset losses in the first quarter.

The phenomenon of decreasing longer-dated yields amid a tightening cycle by the Federal Reserve—dubbed a “conundrum” by Fed Chairman Alan Greenspan—continued throughout the six-month period. Amidst the explanation of the “conundrum,” several factors emerge. First, inflation remains relatively contained, while weakness in the manufacturing data signaled that the U.S. economy could be poised to slow down. Second, Asian central banks continued to buy Treasuries to keep their currencies from appreciating versus the U.S. dollar, thereby helping to finance the U.S. trade deficit. Finally, demand from U.S. pension funds to reduce the mismatch between the duration of their assets and liabilities provided support for longer-dated bonds.

On the following pages you will find details on the Portfolio and its total return investment performance, including our discussion of the primary factors that affected performance during the six-month reporting period.

We appreciate the trust you have placed in us, and we will strive to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

July 31, 2005

June 30, 2005	Semi-Annual Report	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of fifteen separate investment portfolios. Each portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of a portfolio directly. Shares of a portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: real rate risk, derivative risk, small company risk, non-U.S. security risk, high-yield security risk and specific sector investment risks. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a portfolio could not close out a position when it would be most advantageous to do so. A Portfolio investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified portfolio. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

Inflation-indexed bonds issued by the U.S. Government, also known as “TIPS”, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Repayment upon maturity of the original principal as adjusted for inflation is guaranteed by the U.S. Government. Neither the current market value of inflation-indexed bonds nor the value of shares of a portfolio that invests in inflation-indexed bonds is guaranteed, and either or both may fluctuate.

On the performance summary page in this semi-annual report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay (i) on Portfolio distributions or (ii) the redemption of Portfolio shares. The Portfolio’s performance also does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns.

An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the SEC’s website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

2	Semi-Annual Report	June 30, 2005

Important Information (continued)

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this semi-annual report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from January 1, 2005 to June 30, 2005.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel or litigation expense).

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

June 30, 2005	Semi-Annual Report	3

Money Market Portfolio

CUMULATIVE RETURNS THROUGH JUNE 30, 2005

             Money Market Portfolio        Citigroup 3-Month
              Institutional Class         Treasury Bill Index
             ----------------------     ----------------------
 4/30/2000          $10,000                    $10,000
 5/31/2000           10,050                     10,049
 6/30/2000           10,103                     10,096
 7/31/2000           10,153                     10,145
 8/31/2000           10,207                     10,195
 9/30/2000           10,257                     10,246
10/31/2000           10,304                     10,299
11/30/2000           10,366                     10,352
12/31/2000           10,426                     10,407
 1/31/2001           10,478                     10,460
 2/28/2001           10,523                     10,505
 3/31/2001           10,569                     10,552
 4/30/2001           10,607                     10,592
 5/31/2001           10,649                     10,631
 6/30/2001           10,684                     10,665
 7/31/2001           10,716                     10,699
 8/31/2001           10,752                     10,731
 9/30/2001           10,778                     10,762
10/31/2001           10,803                     10,790
11/30/2001           10,824                     10,813
12/31/2001           10,842                     10,832
 1/31/2002           10,857                     10,849
 2/28/2002           10,872                     10,864
 3/31/2002           10,887                     10,879
 4/30/2002           10,903                     10,895
 5/31/2002           10,919                     10,911
 6/30/2002           10,933                     10,927
 7/31/2002           10,948                     10,943
 8/31/2002           10,964                     10,958
 9/30/2002           10,977                     10,974
10/31/2002           10,990                     10,989
11/30/2002           10,999                     11,003
12/31/2002           11,011                     11,016
 1/31/2003           11,023                     11,028
 2/28/2003           11,032                     11,038
 3/31/2003           11,041                     11,049
 4/30/2003           11,050                     11,060
 5/31/2003           11,059                     11,071
 6/30/2003           11,067                     11,081
 7/31/2003           11,074                     11,090
 8/31/2003           11,081                     11,099
 9/30/2003           11,087                     11,108
10/31/2003           11,095                     11,117
11/30/2003           11,101                     11,126
12/31/2003           11,108                     11,134
 1/31/2004           11,115                     11,143
 2/29/2004           11,121                     11,151
 3/31/2004           11,128                     11,160
 4/30/2004           11,135                     11,169
 5/31/2004           11,141                     11,178
 6/30/2004           11,149                     11,187
 7/31/2004           11,158                     11,198
 8/31/2004           11,168                     11,210
 9/30/2004           11,180                     11,223
10/31/2004           11,193                     11,238
11/30/2004           11,207                     11,254
12/31/2004           11,226                     11,273
 1/31/2005           11,243                     11,293
 2/28/2005           11,261                     11,313
 3/31/2005           11,283                     11,336
 4/30/2005           11,306                     11,361
 5/31/2005           11,331                     11,388
 6/30/2005           11,357                     11,415

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Institutional Class.

SECTOR BREAKDOWN‡

Commercial Paper	97.0%
U.S. Treasury Bills	1.1%
Repurchase Agreement	0.9%
Other	1.0%

‡ % of Total Investments as of June 30, 2005

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended June 30, 2005

		6 Months	7-Day Yield	30-Day Yield	1 Year	Since Inception*
	Money Market Portfolio Institutional Class (Inception 04/10/00)	1.17%	2.85%	2.79%	1.86%	2.53%
- - - - - - - -	Citigroup 3-Month Treasury Bill Index	1.26%	—	—	2.04%	—
	* Annualized. All Portfolio returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Please refer to page 2 herein for an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$1,011.70	$1,023.06
Expenses Paid During Period†	$1.75	$1.76

†Expenses are equal to the Portfolio’s Institutional Class annualized expense ratio of 0.35%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The Money Market Portfolio seeks to achieve its investment objective by investing at least 95% of its total assets in a diversified portfolio of money market securities that are in the highest rating category for short-term obligations.

•	The Portfolio’s Institutional Class shares returned 1.17% for the six-month period ended June 30, 2005, moderately underperforming the 1.26% return of the benchmark Citigroup 3-Month Treasury Bill Index for the same period.

•	Bonds rallied worldwide during the period, as risk appetites for credit-sensitive assets revived and signs of an economic slowdown emerged. Bonds weathered a tightening cycle by the Federal Reserve, as the central bank raised rates four times during the period for a total increase of 1%. The unusual phenomenon of increasing short rates and falling longer-dated yields was dubbed a “conundrum” by Fed Chairman Greenspan and continued through the latter part of the period.

•	The Portfolio’s average duration was maintained at about one-month, providing for ample liquidity and limiting the price effects from increasing yields.

•	Holdings of top quality commercial paper and short-term corporate and agency securities offered relatively attractive yields versus like-maturity Treasuries.

•	The Portfolio emphasized U.S.-issued high quality (A1/P1) commercial paper due to attractive yields, limited interest rate sensitivity, and low credit exposure of these securities.

•	The Portfolio used high quality U.S. agency and shorter-term, fixed and floating rate U.S. corporates to boost portfolio income, while limiting credit risk.

•	Seven-day and thirty-day SEC yields were 2.85% and 2.79%, respectively, on June 30, 2005.

4	Semi-Annual Report	June 30, 2005

Financial Highlights

Money Market Portfolio (Institutional Class)

Selected Per Share Data for the Year or Period Ended:	06/30/2005†		12/31/2004	12/31/2003	12/31/2002	12/31/2001	04/10/2000- 12/31/2000

Net asset value beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income (a)	0.01		0.01	0.01	0.02	0.04	0.04
Dividends from net investment income	(0.01)		(0.01)	(0.01)	(0.02)	(0.04)	(0.04)
Net asset value end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00
Total return	1.17%		1.06%	0.88%	1.56%	3.99%	4.60%
Net assets end of period (000s)	$100,482		$12	$11	$11	$11	$80
Ratio of net expenses to average net assets	0.35	%*	0.35%	0.35%	0.35%	0.35%	0.35	%*
Ratio of net investment income to average net assets	2.71	%*	1.04%	0.85%	1.58%	4.59%	6.02	%*

†	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.

See accompanying notes	June 30, 2005	Semi-Annual Report	5

Statement of Assets and Liabilities

Money Market Portfolio

June 30, 2005 (Unaudited)

Amounts in thousands, except per share amounts

Assets:

Investments, at value	$140,371
Receivable for Portfolio shares sold	6
Interest and dividends receivable	7
140,384

Liabilities:

Payable for Portfolio shares redeemed	$19
Accrued investment advisory fee	18
Accrued administration fee	24
Accrued servicing fee	4
65

Net Assets	$140,319

Net Assets Consist of:

Paid in capital	$140,319
Undistributed net investment income	4
Accumulated undistributed net realized (loss)	(4)
$140,319

Net Assets:

Institutional Class	$100,482
Administrative Class	39,837

Shares Issued and Outstanding:

Institutional Class	100,482
Administrative Class	39,837

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Institutional Class	$1.00
Administrative Class	1.00

Cost of Investments Owned	$140,371

6	Semi-Annual Report	June 30, 2005	See accompanying notes

Statement of Operations

Money Market Portfolio

Amounts in thousands
Six Months Ended June 30, 2005 (Unaudited)
Investment Income:

Interest	$1,037
Total Income	1,037

Expenses:

Investment advisory fees	53
Administration fees	71
Distribution and/or servicing fees - Administrative Class	25
Interest expense	1
Total Expenses	150

Net Investment Income	887

Net Realized and Unrealized Gain (Loss):

Net realized (loss) on investments	(1)
Net (Loss)	(1)

Net Increase in Net Assets Resulting from Operations	$886

See accompanying notes	June 30, 2005	Semi-Annual Report	7

Statements of Changes in Net Assets

Money Market Portfolio

Amounts in thousands
	Six Months Ended June 30, 2005 (Unaudited)	Year Ended December 31, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income	$887	$281
Net realized (loss)	(1)	0
Net increase resulting from operations	886	281

Distributions to Shareholders:

From net investment income
Institutional Class	(511)	(0)
Administrative Class	(375)	(281)

Total Distributions	(886)	(281)

Portfolio Share Transactions:

Receipts for shares sold
Institutional Class	10,898	1
Administrative Class	18,107	23,065

Issued in reorganization
Institutional Class	99,279	0
Administrative Class	0	0

Issued as reinvestment of distributions
Institutional Class	511	0
Administrative Class	375	281

Cost of shares redeemed
Institutional Class	(10,218)	0
Administrative Class	(10,829)	(18,194)
Net increase resulting from Portfolio share transactions	108,123	5,153

Total Increase in Net Assets	108,123	5,153

Net Assets:

Beginning of period	32,196	27,043
End of period*	$140,319	$32,196

*Including undistributed net investment income of:	$4	$3

8	Semi-Annual Report	June 30, 2005	See accompanying notes

Schedule of Investments

Money Market Portfolio

June 30, 2005 (Unaudited)

Principal
Amount	Value
(000s)	(000s)

CORPORATE BONDS & NOTES 0.6%
Bank of America N.A.
3.050% due 08/08/2005 (a)	$800	$801

Total Corporate Bonds & Notes		801
(Cost $801)

SHORT-TERM INSTRUMENTS 99.4%
Certificates of Deposit 0.3%
HSBC Bank USA
3.135% due 08/09/2005	500	500

Commercial Paper 97.1%
Anz National International Ltd.
3.040% due 07/19/2005	500	499
Bank of America N.A.
3.165% due 08/15/2005	3,000	2,988
Bank of Ireland
3.075% due 07/27/2005	3,000	2,993
Barclays U.S. Funding Corp.
3.390% due 09/26/2005	5,000	4,959
BNP Paribas Finance Inc.
3.365% due 10/17/2005	4,000	3,960
CBA (de) Finance
3.080% due 07/25/2005	3,000	2,994
Danske Corp.
3.110% due 08/02/2005	3,000	2,992
3.160% due 08/08/2005	3,500	3,488
Fannie Mae
2.921% due 07/20/2005	15,000	14,976
2.941% due 07/20/2005	500	499
3.010% due 08/01/2005	300	299
3.010% due 08/03/2005	4,000	3,989
2.986% due 08/08/2005	2,000	1,994
3.080% due 08/10/2005	800	797
3.315% due 09/21/2005	9,000	8,932
3.257% due 09/28/2005	3,400	3,372
3.230% due 10/26/2005	3,100	3,067
Federal Home Loan Bank
2.770% due 07/15/2005	15,000	14,983
3.017% due 07/22/2005	7,000	6,988
3.150% due 10/12/2005	900	892
Fortis Funding LLC
3.090% due 07/27/2005	3,000	2,993
Freddie Mac
2.901% due 07/12/2005	6,200	6,194
2.904% due 07/12/2005	1,000	999
2.999% due 08/02/2005	4,000	3,989
3.183% due 09/06/2005	4,000	3,976
3.238% due 11/01/2005	4,000	3,955
General Electric Capital Corp.
3.040% due 07/11/2005	400	400
3.090% due 07/25/2005	3,000	2,994
HBOS Treasury Services PLC
3.080% due 07/27/2005	3,000	2,993
ING U.S. Funding LLC
3.040% due 07/19/2005	400	399
KFW International Finance, Inc.
2.800% due 07/05/2005	500	500
Nordea North America, Inc.
3.360% due 09/16/2005	6,400	6,354
Procter & Gamble Co.
3.000% due 07/11/2005	500	500
3.050% due 07/20/2005	3,000	2,995
Rabobank USA Financial Corp.
3.080% due 07/26/2005	1,900	1,896
3.410% due 09/30/2005	4,400	4,362
Shell Finance (UK) PLC
3.090% due 08/09/2005	500	498
Spintab AB
3.180% due 09/01/2005	300	298
Toyota Motor Credit Corp.
3.020% due 07/11/2005	500	500

UBS Finance Delaware LLC
3.020% due 07/22/2005	$500	$499
3.165% due 08/30/2005	3,000	2,984
3.210% due 09/12/2005	300	298

		136,237

Repurchase Agreement 0.9%
State Street Bank
2.650% due 07/01/2005	1,335	1,335

(Dated 06/30/2005. Collateralized by Fannie Mae 2.875% due 10/15/2005 valued at $1,365. Repurchase proceeds are $1,335.)
U.S. Treasury Bills 1.1%
2.665% due 07/21/2005-08/04/2005 (b)	1,500	1,498

Total Short-Term Instruments		139,570
(Cost $139,570)

Total Investments 100.0%		$140,371
(Cost $140,371)
Other Assets and Liabilities (Net) (0.0%)		(52)

Net Assets 100.0%		$140,319

Notes to Schedule of Investments:

(a) Variable rate security.

(b) Securities are grouped by coupon or range of coupons and represent a range of maturities.

See accompanying notes	June 30, 2005	Semi-Annual Report	9

Notes to Financial Statements

June 30, 2005 (Unaudited)

1. Organization

The Money Market Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented in these financial statements pertains to the Institutional Class of the Trust. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities held by the Portfolio are valued at amortized cost, which approximates current market value.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as a component of interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from financial accounting principles generally accepted in the United States of America (“GAAP”). Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported in the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative and servicing fees.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

10	Semi-Annual Report	June 30, 2005

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary of Allianz Global Investors of America L.P., formerly known as Allianz Dresdner Asset Management of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.15%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.20%.

Servicing Fee. PA Distributors LLC (“PAD”) is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributor was 0.15% during current fiscal year.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current period ended June 30, 2005, each unaffiliated Trustee received an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, each Committee Chair received an additional annual retainer of $500 and each Audit Committee Chair received an additional annual retainer of $1,500. These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4. Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2005		Year Ended 12/31/2004
	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	10,898	$10,898	1	$1
Administrative Class	18,107	18,107	23,065	23,065

Issued in reorganization

Institutional Class	99,279	99,279	0	0

Administrative Class	0	0	0	0

Issued as reinvestment of distributions

Institutional Class	511	511	0	0
Administrative Class	375	375	281	281

Cost of shares redeemed

Institutional Class	(10,218)	(10,218)	0	0
Administrative Class	(10,829)	(10,829)	(18,194)	(18,194)

Net increase resulting from Portfolio share transactions	108,123	$108,123	5,153	$5,153

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held
Institutional Class	2	100
Administrative Class	2	100

5. Federal Income Tax Matters

At June 30, 2005, the aggregate cost of investments was the same for federal income tax and financial statement purposes. The net unrealized appreciation (depreciation) of investment securities for federal income tax purposes is as follows (amounts in thousands):

Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation
$ 0	$0	$0

June 30, 2005	Semi-Annual Report	11

Notes to Financial Statements (Cont.)

June 30, 2005 (Unaudited)

6. Reorganization

The Acquiring Portfolio (“Money Market Portfolio”), as listed below, acquired the assets and certain liabilities of the Acquired Fund (“Time Square Money Market Fund”), also listed below, in a tax-free exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Fund’s shareholders (shares and amounts in thousands):

Acquiring Portfolio	Acquired Fund	Date	Shares Issued by Acquiring Fund	Value of Shares Issued by Acquiring Fund	Total Net Assets of Acquired Fund	Total net Assets of Acquiring Fund	Total net Assets of Acquiring Fund After Acquisition	Acquired Fund’s Unrealized Appreciation
Money Market Portfolio	Time Square Money Market Fund	April 22, 2005	99,279	$99,279	$99,279	$31,353	$130,632	$0

7. Regulatory & Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, Allianz Global Investors (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.), PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and Allianz Global Investors Distributors LLC (“AGID”), in connection with the same matter. In the New Jersey Settlement, AGI, PEA and AGID neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and AGID had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, AGID, and certain of their affiliates, including PIMCO Funds (formerly, PIMCO Funds: Pacific Investment Management Series), Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series), and the Trustees of the Trust (in their capacity as Trustees of the PIMCO or Allianz Funds), have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO and Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the Allianz and PIMCO Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the PIMCO Funds’ Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the Allianz and PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

On April 11, 2005, the Attorney General of the State of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia (the “West Virginia Complaint”) against Allianz Global Investors Fund Management LLC (formerly PA Fund Management LLC) (“AGIF”), PEA and AGID alleging, among other things, that they improperly allowed broker-dealers, hedge funds and investment advisers to engage in frequent trading of various open-end funds advised or distributed by AGIF and certain of its affiliates in violation of the funds’ stated restrictions on “market timing.” On May 31, 2005, AGIF, PEA and AGID, along with the other mutual fund defendants in the action, removed the action to the U.S. District Court for the District of West Virginia. The West Virginia Complaint also names numerous other defendants unaffiliated with AGIF in separate claims alleging improper market timing and/or late trading of open-end investment companies advised or distributed by such other defendants. The West Virginia Complaint seeks injunctive relief, civil monetary penalties, investigative costs and attorney’s fees.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, AGID and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser, and AGID could be barred from serving as principal underwriter, to any registered investment company, including the Portfolios of the Trust. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, AGID, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of

12	Semi-Annual Report	June 30, 2005

Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order. If the West Virginia Attorney General were to obtain a court injunction against AGIF, PEA or AGID, the Applicants would, in turn, seek exemptive relief under Section 9(c) with respect to that matter, although there is no assurance that such exemptive relief would be granted.

The foregoing speaks only as of the date of this report. It is possible that these matters and/or other developments resulting from these matters could result in increased Portfolio redemptions or other adverse consequences to the Portfolio. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Portfolio.

June 30, 2005	Semi-Annual Report	13

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

PIMCO VARIABLE INSURANCE TRUST

REAL RETURN PORTFOLIO

ADMINISTRATIVE CLASS

SEMI-ANNUAL REPORT
June 30, 2005

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust prospectus. Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. This and other information is contained in the Portfolio’s prospectus. Please read the prospectus carefully before you invest or send money.

Chairman’s Letter

Dear Shareholder:

We are pleased to present this semi-annual report for the PIMCO Variable Insurance Trust, covering the six-month period ended June 30, 2005.

Bonds generally rallied worldwide during the first half of 2005, as intermediate and long-term interest rates fell, risk appetites for credit-sensitive assets revived somewhat and signs of a global economic slowdown emerged. In the U.S., fixed income returns were also positive overall for the first six months of 2005, as second quarter gains generally offset losses in the first quarter.

The phenomenon of decreasing longer-dated yields amid a tightening cycle by the Federal Reserve—dubbed a “conundrum” by Fed Chairman Alan Greenspan—continued throughout the six-month period. Amidst the explanation of the “conundrum,” several factors emerge. First, inflation remains relatively contained, while weakness in the manufacturing data signaled that the U.S. economy could be poised to slow down. Second, Asian central banks continued to buy Treasuries to keep their currencies from appreciating versus the U.S. dollar, thereby helping to finance the U.S. trade deficit. Finally, demand from U.S. pension funds to reduce the mismatch between the duration of their assets and liabilities provided support for longer-dated bonds.

On the following pages you will find details on the Portfolio and its total return investment performance, including our discussion of the primary factors that affected performance during the six-month reporting period.

We appreciate the trust you have placed in us, and we will strive to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

July 31, 2005

June 30, 2005	Semi-Annual Report	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of fifteen separate investment portfolios. Each portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of a portfolio directly. Shares of a portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: real rate risk, derivative risk, small company risk, non-U.S. security risk, high-yield security risk and specific sector investment risks. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a portfolio could not close out a position when it would be most advantageous to do so. A Portfolio investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified portfolio. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

Inflation-indexed bonds issued by the U.S. Government, also known as “TIPS”, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Repayment upon maturity of the original principal as adjusted for inflation is guaranteed by the U.S. Government. Neither the current market value of inflation-indexed bonds nor the value of shares of a portfolio that invests in inflation-indexed bonds is guaranteed, and either or both may fluctuate.

On the performance summary page in this semi-annual report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay (i) on Portfolio distributions or (ii) the redemption of Portfolio shares. The Portfolio’s performance also does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns.

An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the SEC’s website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

2	Semi-Annual Report	June 30, 2005

Important Information (continued)

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this semi-annual report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from January 1, 2005 to June 30, 2005.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel or litigation expense).

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

June 30, 2005	Semi-Annual Report	3

Real Return Portfolio

CUMULATIVE RETURNS THROUGH JUNE 30, 2005

                      Real Return Portfolio       Lehman Brothers
                      Administrative Class        U.S. TIPS Index
                      --------------------        ---------------
     9/30/1999              $10,000                   $10,000
    10/31/1999               10,013                    10,020
    11/30/1999               10,090                    10,081
    12/31/1999                9,997                    10,000
     1/31/2000               10,060                    10,045
     2/29/2000               10,131                    10,139
     3/31/2000               10,441                    10,434
     4/30/2000               10,545                    10,573
     5/31/2000               10,489                    10,545
     6/30/2000               10,655                    10,678
     7/31/2000               10,737                    10,769
     8/31/2000               10,822                    10,849
     9/30/2000               10,913                    10,905
    10/31/2000               11,100                    11,037
    11/30/2000               11,269                    11,197
    12/31/2000               11,407                    11,318
     1/31/2001               11,711                    11,555
     2/28/2001               11,902                    11,750
     3/31/2001               12,000                    11,863
     4/30/2001               12,122                    11,929
     5/31/2001               12,263                    12,070
     6/30/2001               12,247                    12,056
     7/31/2001               12,461                    12,257
     8/31/2001               12,534                    12,274
     9/30/2001               12,659                    12,345
    10/31/2001               12,963                    12,638
    11/30/2001               12,625                    12,357
    12/31/2001               12,506                    12,212
     1/31/2002               12,579                    12,284
     2/28/2002               12,734                    12,471
     3/31/2002               12,667                    12,393
     4/30/2002               13,045                    12,732
     5/31/2002               13,260                    12,934
     6/30/2002               13,436                    13,117
     7/31/2002               13,710                    13,334
     8/31/2002               14,199                    13,811
     9/30/2002               14,557                    14,159
    10/31/2002               14,187                    13,781
    11/30/2002               14,191                    13,771
    12/31/2002               14,728                    14,234
     1/31/2003               14,778                    14,342
     2/28/2003               15,360                    14,879
     3/31/2003               15,126                    14,638
     4/30/2003               15,102                    14,600
     5/31/2003               15,843                    15,293
     6/30/2003               15,729                    15,136
     7/31/2003               15,023                    14,438
     8/31/2003               15,298                    14,697
     9/30/2003               15,815                    15,183
    10/31/2003               15,890                    15,265
    11/30/2003               15,872                    15,275
    12/31/2003               16,029                    15,430
     1/31/2004               16,246                    15,607
     2/29/2004               16,644                    15,968
     3/31/2004               16,888                    16,223
     4/30/2004               16,106                    15,436
     5/31/2004               16,388                    15,714
     6/30/2004               16,397                    15,721
     7/31/2004               16,552                    15,868
     8/31/2004               16,943                    16,293
     9/30/2004               16,999                    16,326
    10/31/2004               17,187                    16,489
    11/30/2004               17,169                    16,449
    12/31/2004               17,458                    16,736
     1/31/2005               17,415                    16,738
     2/28/2005               17,387                    16,666
     3/31/2005               17,432                    16,681
     4/30/2005               17,723                    17,000
     5/31/2005               17,829                    17,117
     6/30/2005               17,883                    17,189

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

SECTOR BREAKDOWN‡

U.S. Treasury Obligations	48.7%
Short-Term Instruments	42.7%
Other	8.6%

‡ % of Total Investments as of June 30, 2005

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended June 30, 2005

		6 Months	1 Year	5 Years*	Since Inception*
	Real Return Portfolio Administrative Class (Inception 09/30/99)	2.43%	9.06%	10.91%	10.63%
- - - - - - -	Lehman Brothers U.S. TIPS Index	2.71%	9.34%	9.99%	—
	* Annualized. All Portfolio returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Please refer to page 2 herein for an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$1,024.30	$1,021.57
Expenses Paid During Period†	$3.26	$3.26

†Expenses are equal to the Portfolio’s Administrative Class annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The Real Return Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies, or government-sponsored enterprises and corporations.

•	For the six-month period ended June 30, 2005, the Portfolio’s Administrative Class shares returned 2.43%, underperforming the 2.71% return of the Lehman Brothers U.S. TIPS Index.

•	Longer-than-benchmark duration from Treasury Inflation-Protected Securities (“TIPS”) was neutral for returns, as real yields were essentially unchanged for ten-year maturities.

•	Although nominal yields fell for ten-year maturities, net short positions in nominal bonds were positive. These nominal yields rose significantly during February and March, when the Portfolio increased its exposure to net short nominal positions.

•	An emphasis on shorter-maturity TIPS during the first three months of the period was negative, as the real yield curve flattened over this time period.

•	The Portfolio’s emphasis on emerging markets securities was positive, as spreads on these securities narrowed and fundamentals remain strong.

•	Exposure to Eurozone nominal interest rates (primarily via German Bund futures) was positive, as nominal spreads widened between U.S. and European securities.

4	Semi-Annual Report	June 30, 2005

Financial Highlights

Real Return Portfolio (Administrative Class)

Selected Per Share Data for the Year or Period Ended:	06/30/2005†		12/31/2004	12/31/2003		12/31/2002		12/31/2001		12/31/2000

Net asset value beginning of period	$12.92		$12.36	$11.90		$10.56		$10.34		$9.80
Net investment income (a)	0.14		0.13	0.27		0.48		0.61		0.64
Net realized/unrealized gain on investments (a)	0.17		0.97	0.77		1.36		0.38		0.69
Total income from investment operations	0.31		1.10	1.04		1.84		0.99		1.33
Dividends from net investment income	(0.14)		(0.13)	(0.32)		(0.48)		(0.63)		(0.79)
Distributions from net realized capital gains	0.00		(0.41)	(0.26)		(0.02)		(0.14)		0.00
Total distributions	(0.14)		(0.54)	(0.58)		(0.50)		(0.77)		(0.79)
Net asset value end of period	$13.09		$12.92	$12.36		$11.90		$10.56		$10.34
Total return	2.43%		8.92%	8.84%		17.77%		9.63%		14.11%
Net assets end of period (000s)	$888,796		$636,565	$275,029		$90,724		$7,406		$448
Ratio of net expenses to average net assets	0.68	%*(c)	0.65%	0.66	%(c)	0.66	%(c)	0.66	%(b)(c)	0.65%
Ratio of net investment income to average net assets	2.22	%*	1.03%	2.21%		4.19%		5.63%		6.69%
Portfolio turnover rate	585%		1,064%	738%		87%		58%		18%

†	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.67% for the period ended December 31, 2001.
(c)	Ratio of expenses to average net assets excluding interest expense is 0.65%.

See accompanying notes	June 30, 2005	Semi-Annual Report	5

Statement of Assets and Liabilities

Real Return Portfolio

June 30, 2005 (Unaudited)

Amounts in thousands, except per share amounts

Assets:

Investments, at value	$1,826,271
Cash	20
Foreign currency, at value	54
Receivable for investments sold	59,589
Receivable for investments sold on delayed-delivery basis	25,734
Unrealized appreciation on forward foreign currency contracts	1
Receivable for Portfolio shares sold	681
Interest and dividends receivable	3,213
Variation margin receivable	54
Swap premiums paid	646
Unrealized appreciation on swap agreements	3,976
Other assets	328
1,920,567

Liabilities:

Payable for investments purchased	$393
Payable for investments purchased on delayed-delivery basis	971,669
Unrealized depreciation on forward foreign currency contracts	296
Payable for short sale	7,827
Written options outstanding	127
Payable for Portfolio shares redeemed	375
Dividends payable	2
Accrued investment advisory fee	186
Accrued administration fee	186
Accrued servicing fee	96
Swap premiums received	5,157
Unrealized depreciation on swap agreements	107
986,421

Net Assets	$934,146

Net Assets Consist of:

Paid in capital	$897,068
Undistributed net investment income	16,240
Accumulated undistributed net realized gain	17,803
Net unrealized appreciation	3,035
$934,146

Net Assets:

Institutional Class	$45,350
Administrative Class	888,796

Shares Issued and Outstanding:

Institutional Class	3,465
Administrative Class	67,904

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Institutional Class	$13.09
Administrative Class	13.09

Cost of Investments Owned	$1,827,154
Cost of Foreign Currency Held	$54

6	Semi-Annual Report	June 30, 2005	See accompanying notes

Statement of Operations

Real Return Portfolio

Amounts in thousands
Six Months Ended June 30, 2005 (Unaudited)
Investment Income:

Interest	$11,400
Dividends, net of foreign taxes	15
Miscellaneous income	9
Total Income	11,424

Expenses:

Investment advisory fees	977
Administration fees	977
Distribution and/or servicing fees - Administrative Class	555
Trustees’ fees	5
Interest expense	112
Total Expenses	2,626

Net Investment Income	8,798

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments	21,390
Net realized (loss) on futures contracts, options, and swaps	(3,676)
Net realized gain on foreign currency transactions	649
Net change in unrealized (depreciation) on investments	(8,958)
Net change in unrealized appreciation on futures contracts, options, and swaps	2,680
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(225)
Net Gain	11,860

Net Increase in Net Assets Resulting from Operations	$20,658

See accompanying notes	June 30, 2005	Semi-Annual Report	7

Statements of Changes in Net Assets

Real Return Portfolio

Amounts in thousands
	Six Months Ended June 30, 2005 (Unaudited)	Year Ended December 31, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income	$8,798	$5,024
Net realized gain	18,363	31,190
Net change in unrealized appreciation (depreciation)	(6,503)	5,345
Net increase resulting from operations	20,658	41,559

Distributions to Shareholders:

From net investment income
Institutional Class	(500)	(377)
Administrative Class	(8,430)	(4,727)

From net realized capital gains
Institutional Class	0	(1,136)
Administrative Class	0	(18,914)

Total Distributions	(8,930)	(25,154)

Portfolio Share Transactions:

Receipts for shares sold
Institutional Class	9,929	9,086
Administrative Class	271,990	410,791

Issued as reinvestment of distributions
Institutional Class	500	1,513
Administrative Class	8,427	23,649

Cost of shares redeemed
Institutional Class	(2,329)	(1,745)
Administrative Class	(39,355)	(88,012)
Net increase resulting from Portfolio share transactions	249,162	355,282

Total Increase in Net Assets	260,890	371,687

Net Assets:

Beginning of period	673,256	301,569
End of period*	$934,146	$673,256

*Including undistributed net investment income of:	$16,240	$16,372

8	Semi-Annual Report	June 30, 2005	See accompanying notes

Schedule of Investments

Real Return Portfolio

June 30, 2005 (Unaudited)

Principal
Amount	Value
(000s)	(000s)

CORPORATE BONDS & NOTES 5.2%
Banking & Finance 4.5%
Ford Motor Credit Co.
3.572% due 07/07/2005 (a)	$3,100	$3,100
3.590% due 07/18/2005 (a)	300	300
6.875% due 02/01/2006	1,500	1,515
4.218% due 11/16/2006 (a)	300	297
4.389% due 03/21/2007 (a)	10,500	10,283
General Electric Capital Corp.
3.390% due 03/04/2008 (a)	2,800	2,802
General Motors Acceptance Corp.
6.750% due 12/01/2014	1,600	1,434
Goldman Sachs Group LP
3.778% due 06/28/2010 (a)	4,700	4,710
Goldman Sachs Group, Inc.
3.151% due 08/01/2006 (a)	2,800	2,800
Morgan Stanley Warehouse Facilities
2.670% due 07/06/2005 (a)	6,200	6,167
Phoenix Quake Wind Ltd.
5.570% due 07/03/2008 (a)	2,500	2,571
Residential Reinsurance Ltd.
8.280% due 06/08/2006 (a)	1,000	974
Toyota Motor Credit Corp.
3.200% due 09/18/2006 (a)	4,600	4,601
Travelers Property Casualty Corp.
3.750% due 03/15/2008	100	99
Vita Capital Ltd.
3.900% due 01/01/2007 (a)	700	702

		42,355

Industrials 0.7%
DaimlerChrysler NA Holding Corp.
3.610% due 03/07/2007 (a)	3,500	3,491
Halliburton Co.
4.650% due 10/17/2005 (a)	1,700	1,707
Pemex Project Funding Master Trust
7.375% due 12/15/2014	500	562
8.625% due 02/01/2022	200	247

		6,007

Utilities 0.0%
Cleveland Electric Illuminating Co.
6.860% due 10/01/2008	100	107

Total Corporate Bonds & Notes (Cost $48,522)		48,469

MUNICIPAL BONDS & NOTES 0.1%

Badger Tobacco Asset Securitization Corp., Wisconsin Revenue Bonds, Series 2002
6.000% due 06/01/2017	475	501
Rhode Island Tobacco Settlement Financing Corp. Revenue Bonds, Series 2002
6.000% due 06/01/2023	500	527

Total Municipal Bonds & Notes (Cost $875)		1,028

U.S. GOVERNMENT AGENCIES 5.4%

Fannie Mae
3.235% due 09/07/2006 (a)	27,600	27,599
3.314% due 09/21/2006 (a)	14,100	14,096
3.464% due 08/25/2034 (a)	2,366	2,364
3.519% due 11/01/2024 (a)	24	25

Small Business Administration
4.504% due 02/01/2014	2,179	2,191
4.880% due 11/01/2024	4,125	4,205

Total U.S. Government Agencies (Cost $50,359)		50,480

U.S. TREASURY OBLIGATIONS 95.3%

Treasury Inflation Protected Securities (c)
3.375% due 01/15/2007	18,163	18,745
3.625% due 01/15/2008	15,405	16,306

3.875% due 01/15/2009	$58,448	$63,615
4.250% due 01/15/2010	51,369	57,822
0.875% due 04/15/2010	26,274	25,633
3.500% due 01/15/2011	46,695	51,767
3.375% due 01/15/2012	4,380	4,892
3.000% due 07/15/2012	79,262	87,083
1.875% due 07/15/2013	34,828	35,583
2.000% due 01/15/2014	101,751	104,839
2.000% due 07/15/2014	126,559	130,450
1.625% due 01/15/2015	23,725	23,646
2.375% due 01/15/2025	67,354	73,750
3.625% due 04/15/2028	63,903	85,882
3.875% due 04/15/2029	67,295	94,602
3.375% due 04/15/2032	2,191	2,981
U.S. Treasury Bonds
8.875% due 08/15/2017	1,000	1,454
6.625% due 02/15/2027	1,300	1,726
U.S. Treasury Notes
4.250% due 11/15/2014	8,200	8,395
4.125% due 05/15/2015	600	609

Total U.S. Treasury Obligations (Cost $891,499)		889,780

MORTGAGE-BACKED SECURITIES 1.2%

Bank of America Mortgage Securities, Inc.
6.500% due 02/25/2033	354	360
Bear Stearns Adjustable Rate Mortgage Trust
4.254% due 01/25/2034 (a)	4,492	4,483
Countrywide Home Loan Mortgage Pass Through Trust
3.654% due 06/25/2035 (a)	1,100	1,100
Greenpoint Mortgage Funding Trust
3.534% due 05/25/2045 (a)	3,384	3,381
Sequoia Mortgage Trust
3.610% due 10/19/2026 (a)	1,029	1,030
Structured Adjustable Rate Mortgage Loan Trust
3.210% due 03/25/2035 (a)	1,046	1,047

Total Mortgage-Backed Securities (Cost $11,482)		11,401

ASSET-BACKED SECURITIES 2.3%

Ameriquest Mortgage Securities, Inc.
3.724% due 02/25/2033 (a)	95	95
Asset-Backed Securities Corp. Home Equity Loan Trust
3.720% due 01/15/2033 (a)	249	250
Bayview Financial Acquisition Trust
3.770% due 08/28/2034 (a)	2,417	2,424
Bear Stearns Asset-Backed Securities, Inc.
3.764% due 03/25/2043 (a)	566	568
Carrington Mortgage Loan Trust
3.404% due 05/25/2035 (a)	3,955	3,953
3.240% due 06/25/2035 (a)	300	300
Equity One ABS, Inc.
3.614% due 04/25/2034 (a)	1,355	1,356
GSAMP Trust
3.604% due 03/25/2034 (a)	624	624
Quest Trust
3.494% due 03/25/2035 (a)	542	541
Redwood Capital Ltd.
5.400% due 01/01/2006 (a)	1,000	999
6.950% due 01/01/2006 (a)	1,000	999
Renaissance Home Equity Loan Trust
3.694% due 12/25/2032 (a)	524	524
Residential Asset Mortgage Products, Inc.
3.474% due 09/25/2013 (a)	2,284	2,286
3.424% due 01/25/2025 (a)	393	393
3.654% due 11/25/2033 (a)	5,419	5,423
Residential Asset Securities Corp.
3.614% due 01/25/2034 (a)	42	42

Truman Capital Mortgage Loan Trust
3.654% due 01/25/2034 (a)		$249	$249
Wells Fargo Home Equity Trust
3.474% due 09/25/2034 (a)		157	157

Total Asset-Backed Securities (Cost $21,177)			21,183

SOVEREIGN ISSUES 1.5%

Republic of Brazil
4.250% due 04/15/2006 (a)		64	64
4.313% due 04/15/2009 (a)		94	93
11.000% due 01/11/2012		1,100	1,312
4.313% due 04/15/2012 (a)		659	638
8.000% due 04/15/2014		4,011	4,134
11.000% due 08/17/2040		200	241
Republic of Colombia
10.000% due 01/23/2012		350	410
Russian Federation
8.250% due 03/31/2010 (a)		1,300	1,421
5.000% due 03/31/2030 (a)		4,500	5,035
United Mexican States
6.375% due 01/16/2013		700	753

Total Sovereign Issues (Cost $13,265)			14,101

FOREIGN CURRENCY-DENOMINATED ISSUES (j) 1.0%

Commonwealth of Canada
3.000% due 12/01/2036 (c)	C$	518	527
Kingdom of Spain
5.750% due 07/30/2032	EC	700	1,147
Pylon Ltd.
3.616% due 12/18/2008 (a)		700	893
6.016% due 12/22/2008 (a)		1,100	1,409
Republic of France
3.000% due 07/25/2012 (c)		1,609	2,237
5.750% due 10/25/2032		700	1,150
Republic of Germany
6.250% due 01/04/2030		700	1,203
Republic of Italy
2.150% due 09/15/2014 (c)		521	680

Total Foreign Currency-Denominated Issues (Cost $9,321)			9,246

PURCHASED PUT OPTIONS 0.0%
	Notional Amount (000s)

Treasury Inflation Protected Securities (OTC)
2.000% due 01/15/2014
Strike @ 92.000 Exp. 07/25/2005		$43,000	0
3.625% due 04/15/2028
Strike @ 115.000 Exp. 07/25/2005		24,000	0
2.000% due 01/15/2014
Strike @ 80.000 Exp. 09/28/2005		40,000	0
2.000% due 01/15/2014
Strike @ 80.469 Exp. 09/29/2005		44,000	0

Total Purchased Put Options (Cost $35)			0

PREFERRED STOCK 0.0%
	Shares

Fannie Mae
7.000% due 12/31/2049 (a)		8,200	457

Total Preferred Stock (Cost $410)			457

See accompanying notes	June 30, 2005	Semi-Annual Report	9

Schedule of Investments (Cont.)

Real Return Portfolio

June 30, 2005 (Unaudited)

Principal
Amount	Value
(000s)	(000s)

SHORT-TERM INSTRUMENTS 83.5%
Certificates of Deposit 3.7%
Citibank New York N.A.
3.155% due 08/09/2005	$13,300	$13,300
Unicredito Italiano SpA
3.150% due 08/05/2005	21,300	21,300

		34,600

Commercial Paper 72.3%
ASB Bank Ltd.
3.170% due 08/10/2005	23,900	23,816
Bank of Ireland
3.010% due 07/05/2005	10,000	9,997
3.180% due 08/22/2005	2,200	2,190
Barclays U.S. Funding Corp.
3.085% due 07/11/2005	200	200
3.020% due 07/21/2005	600	599
3.195% due 08/24/2005	20,800	20,700
3.215% due 08/26/2005	300	299
CDC IXIS Commercial Paper, Inc.
3.240% due 09/22/2005	17,700	17,561
Den Norske Bank ASA
3.180% due 08/22/2005	24,200	24,089
Fannie Mae
2.967% due 07/01/2005	25,200	25,200
2.980% due 07/01/2005	17,300	17,300
2.988% due 07/20/2005	22,700	22,664
3.005% due 07/27/2005	3,600	3,592
3.010% due 08/01/2005	400	399
3.023% due 08/03/2005	2,000	1,994
3.050% due 08/05/2005	2,700	2,692
3.066% due 08/10/2005	2,200	2,192
3.110% due 08/17/2005	100	100
3.143% due 08/31/2005	1,200	1,193
3.172% due 08/31/2005	13,200	13,124
3.205% due 09/07/2005	600	596
3.250% due 09/14/2005	2,400	2,383
Federal Home Loan Bank
2.963% due 07/01/2005	132,800	132,800
3.225% due 09/09/2005	13,400	13,311
Fortis Funding LLC
3.270% due 09/23/2005	24,300	24,106
Freddie Mac
2.875% due 07/12/2005	3,200	3,197
2.963% due 08/01/2005	400	399
3.020% due 08/02/2005	800	798
2.996% due 08/09/2005	3,800	3,787
3.250% due 09/13/2005	6,000	5,958
3.238% due 11/01/2005	17,800	17,589
3.254% due 11/01/2005	17,900	17,688

3.310% due 11/02/2005	$1,100	$1,087
3.310% due 11/03/2005	5,300	5,236
General Electric Capital Corp.
3.270% due 09/08/2005	24,400	24,241
3.290% due 09/09/2005	3,000	2,980
KFW International Finance, Inc.
3.140% due 08/22/2005	21,500	21,402
National Australia Funding, Inc.
3.080% due 07/11/2005	23,500	23,480
Rabobank USA Financial Corp.
3.005% due 07/12/2005	22,100	22,080
3.160% due 08/08/2005	5,100	5,083
Royal Bank of Scotland PLC
3.085% due 07/15/2005	2,800	2,797
3.220% due 08/15/2005	24,300	24,202
Skandinaviska Enskilda Banken AB (SEB)
3.030% due 07/11/2005	1,300	1,299
3.040% due 07/14/2005	500	499
3.070% due 07/14/2005	800	799
3.170% due 08/18/2005	3,700	3,684
3.280% due 09/07/2005	21,000	20,865
Spintab AB
3.250% due 09/08/2005	24,500	24,341
TotalFinaElf Capital S.A.
3.370% due 07/01/2005	700	700
3.105% due 07/11/2005	2,500	2,498
3.150% due 08/08/2005	24,800	24,718
Toyota Motor Credit Corp.
3.200% due 08/26/2005	24,300	24,179
UBS Finance Delaware LLC
3.070% due 07/08/2005	10,600	10,594
3.065% due 07/11/2005	2,000	1,998
3.105% due 07/11/2005	200	200
2.975% due 07/14/2005	11,300	11,288
3.165% due 08/08/2005	1,000	997
3.165% due 08/30/2005	900	895
3.230% due 09/19/2005	800	794

		675,449

Repurchase Agreements 6.0%
Credit Suisse First Boston
2.700% due 07/01/2005	55,100	55,100
(Dated 06/30/2005. Collateralized by U.S. Treasury Notes 3.500% due 11/15/2009 valued at $56,353. Repurchase proceeds are $55,104.)
State Street Bank
2.650% due 07/01/2005	1,381	1,381
(Dated 06/30/2005. Collateralized by Freddie Mac 2.125% due 11/15/2005 valued at $1,411. Repurchase proceeds are $1,381.)

		56,481

U.S. Treasury Bills 1.5%
2.939% due 09/01/2005-09/15/2005 (d)(e)(f)	$13,690	$13,596

Total Short-Term Instruments (Cost $780,209)		780,126

Total Investments (b) 195.5%		$1,826,271
(Cost $1,827,154)
Written Options (h) (0.0%)		(127)
(Premiums $164)
Other Assets and Liabilities (Net) (95.5%)		(891,998)

Net Assets 100.0%		$934,146

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a) Variable rate security.

(b) As of June 30, 2005, portfolio securities with an aggregate market value of $10,143 were valued with reference to securities whose prices are more readily obtainable.

(c) Principal amount of security is adjusted for inflation.

(d) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(e) Securities with an aggregate market value of $4,224 have been pledged as collateral for swap and swaption contracts at June 30, 2005.

(f) Securities with an aggregate market value of $686 have been segregated with the custodian to cover margin requirements for the following open futures contracts at :

Type	Expiration Month	# of Contracts	Unrealized (Depreciation)
U.S. Treasury 30-Year Bond Long Futures	09/2005	60	$(15)
U.S. Treasury 5-Year Note Long Futures	09/2005	119	(28)

			$(43)

(g) Swap agreements outstanding at June 30, 2005: Interest Rate Swaps
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
J.P. Morgan Chase & Co.	6-month BP-LIBOR	Pay	5.000%	06/15/2008	BP	5,000	$140
Barclays Bank PLC	6-month EC-LIBOR	Pay	4.000%	06/17/2010	EC	9,400	823
Barclays Bank PLC	6-month EC-LIBOR	Pay	5.000%	06/17/2015		2,600	422
Barclays Bank PLC	6-month EC-LIBOR	Pay	4.500%	06/17/2015		3,500	421
J.P. Morgan Chase & Co.	6-month EC-LIBOR	Pay	5.000%	06/17/2015		4,000	503
UBS Warburg LLC	6-month EC-LIBOR	Pay	5.000%	06/17/2015		8,000	1,314
Bank of America	3-month USD-LIBOR	Receive	5.000%	12/15/2015		$22,700	0
Goldman Sachs & Co.	3-month USD-LIBOR	Pay	4.000%	12/15/2007		18,800	48
Goldman Sachs & Co.	3-month USD-LIBOR	Receive	5.000%	12/15/2015		77,100	(94)
Lehman Brothers, Inc.	3-month USD-LIBOR	Pay	4.000%	12/15/2007		30,000	76
Lehman Brothers, Inc.	3-month USD-LIBOR	Receive	4.000%	12/15/2010		4,000	(13)
UBS Warburg LLC	3-month USD-LIBOR	Pay	4.000%	12/15/2007		9,000	23

							$3,663

10	Semi-Annual Report	June 30, 2005	See accompanying notes

Credit Default Swaps
Counterparty	Reference Entity	Buy/Sell Protection	Pay/Receive Fixed rate	Expiration Date	Notional Amount	Unrealized Appreciation
Bear Stearns & Co., Inc.	Ford Motor Co. 7.000% due 10/01/2013	Sell	3.100%	06/20/2006	$1,500	$25
Bear Stearns & Co., Inc.	General Motors Acceptance Corp. 6.875% due 08/28/2012	Sell	3.550%	06/20/2007	1,500	19
HSBC Bank USA	General Motors Corp. 7.125% due 07/15/2013	Sell	4.480%	06/20/2007	1,000	24
J.P. Morgan Chase & Co.	General Motors Corp. 7.125% due 07/15/2013	Sell	4.600%	06/20/2007	1,000	16
J.P. Morgan Chase & Co.	General Motors Corp. 7.125% due 07/15/2013	Sell	6.400%	06/20/2007	1,500	91
UBS Warburg LLC	General Motors Acceptance Corp. 6.875% due 08/28/2012	Sell	3.830%	06/20/2006	1,500	31

						$206

(h) Premiums received on written options:
Name of Issuer		Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury Note September Futures		$115.000	08/26/2005	36	$14	$12
Call - CBOT U.S. Treasury Note September Futures		116.000	08/26/2005	273	61	38
Put - CBOT U.S. Treasury Note September Futures		110.000	08/26/2005	131	26	12
Put - CBOT U.S. Treasury Note September Futures		111.000	08/26/2005	92	16	19
Put - CBOT U.S. Treasury Note December Futures		110.000	11/22/2005	86	47	46

					$164	$127

(i) Short sales open at June 30, 2005 were as follows:
Type		Coupon (%)	Maturity	Par	Value	Proceeds
U.S. Treasury Note		3.625	05/15/2013	$300	$296	$296
U.S. Treasury Note		4.250	08/15/2013	4,400	4,512	4,527
U.S. Treasury Note		4.000	02/15/2014	3,000	3,019	3,027

					$7,827	$7,850

(j) Forward foreign currency contracts outstanding at June 30, 2005:
Type	Currency	Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	C$	609	07/2005	$0	$(7)	$(7)
Sell	EC	9,219	07/2005	1	0	1
Buy	JY	783,872	07/2005	0	(288)	(288)
Buy	PZ	264	09/2005	0	0	0
Buy	RR	2,255	09/2005	0	(1)	(1)
Buy	SV	2,349	09/2005	0	0	0

				$1	$(296)	$(295)

See accompanying notes	June 30, 2005	Semi-Annual Report	11

Notes to Financial Statements

June 30, 2005

1. Organization

The Real Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented in these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed-income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open. Market value is generally determined on the basis of last reported sales price, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed-income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as a component of interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from financial accounting principles generally accepted in the United States of America (“GAAP”). Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported in the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized

12	Semi-Annual Report	June 30, 2005

and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative and servicing fees.

Delayed-Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Portfolio are maintained in U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollar based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout reports are defined as follows:

BP	-	British Pound
C$	-	Canadian Dollar
EC	-	Euro
JY	-	Japanese Yen
PZ	-	Polish Zloty
RR	-	Russian Ruble
SV	-	Slovakian Koruna

Forward Currency Transactions. The Portfolio may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Inflation-Indexed Bonds. The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

Options Contracts. The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease

June 30, 2005	Semi-Annual Report	13

Notes to Financial Statements (Cont.)

June 30, 2005

the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Short Sales. The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and interest payable on such securities, if any, is reflected as a liability in the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return, forward spread lock, and credit default swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms and the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss in the Statements of Operations upon termination of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received by the Portfolio are included as part of realized gain (loss) on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

As a result of a FASB Emerging Issues Task Force (“EITF”) consensus, No. 03-11, and related SEC staff guidance, the Portfolio has reclassified periodic payments made or received under swap agreements, which were previously included within miscellaneous income, to a component of realized gain (loss) in the Statement of Operations. For consistency, similar reclassifications have been made

14	Semi-Annual Report	June 30, 2005

to amounts appearing in the previous year’s Statement of Changes in Net Assets and the per share amounts in the prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly.

U.S. Government Agencies or Government-Sponsored Enterprises. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U. S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary of Allianz Global Investors of America L.P., formerly known as Allianz Dresdner Asset Management of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.25%.

Servicing Fee. Allianz Global Investors Distributors, LLC (the “Distributor”), formerly known as PA Distributors LLC, is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributor was 0.15% during current fiscal year.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current period ended June 30, 2005, each unaffiliated Trustee received an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, each Committee Chair received an additional annual retainer of $500 and each Audit Committee Chair received an additional annual retainer of $1,500. These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4. Purchases and Sales of Securities

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in

June 30, 2005	Semi-Annual Report	15

Notes to Financial Statements (Cont.)

June 30, 2005

other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2005 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$5,599,379	$5,354,085	$62,835	$22,448

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

Premium
Balance at 12/31/2004	$87
Sales	330
Closing Buys	(94)
Expirations	(159)
Exercised	0
Balance at 06/30/2005	$164

6. Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2005		Year Ended 12/31/2004
	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	766	$9,929	712	$9,086
Administrative Class	21,024	271,990	32,106	410,791

Issued as reinvestment of distributions

Institutional Class	39	500	118	1,513
Administrative Class	649	8,427	1,838	23,649

Cost of shares redeemed

Institutional Class	(180)	(2,329)	(137)	(1,745)
Administrative Class	(3,041)	(39,355)	(6,923)	(88,012)

Net increase resulting from Portfolio share transactions	19,257	$249,162	27,714	$355,282

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held
Institutional Class	2	98
Administrative Class	7	88*

*	Allianz Life Insurance Co., an indirect wholly owned subsidiary of Allianz Global Investors of Americas L.P. and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio, and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

7. Federal Income Tax Matters

At June 30, 2005, the aggregate cost of investments was the same for federal income tax and financial statement purposes. The net unrealized appreciation (depreciation) of investment securities for federal income tax purposes is as follows (amounts in thousands):

Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized (Depreciation)
$ 1,597	$ (2,480)	$ (883)

16	Semi-Annual Report	June 30, 2005

8. Regulatory & Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, Allianz Global Investors (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.), PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and Allianz Global Investors Distributors LLC (“AGID”), in connection with the same matter. In the New Jersey Settlement, AGI, PEA and AGID neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and AGID had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, AGID, and certain of their affiliates, including PIMCO Funds (formerly, PIMCO Funds: Pacific Investment Management Series), Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series), and the Trustees of the Trust (in their capacity as Trustees of the PIMCO or Allianz Funds), have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO and Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the Allianz and PIMCO Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the PIMCO Funds’ Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the Allianz and PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

On April 11, 2005, the Attorney General of the State of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia (the “West Virginia Complaint”) against Allianz Global Investors Fund Management LLC (formerly PA Fund Management LLC) (“AGIF”), PEA and AGID alleging, among other things, that they improperly allowed broker-dealers, hedge funds and investment advisers to engage in frequent trading of various open-end funds advised or distributed by AGIF and certain of its affiliates in violation of the funds’ stated restrictions on “market timing.” On May 31, 2005, AGIF, PEA and AGID, along with the other mutual fund defendants in the action, removed the action to the U.S. District Court for the District of West Virginia. The West Virginia Complaint also names numerous other defendants unaffiliated with AGIF in separate claims alleging improper market timing and/or late trading of open-end investment companies advised or distributed by such other defendants. The West Virginia Complaint seeks injunctive relief, civil monetary penalties, investigative costs and attorney’s fees.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, AGID and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser, and AGID could be barred from serving as principal underwriter, to any registered investment company, including the Portfolios of the Trust. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, AGID, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order. If the West Virginia Attorney General were to obtain a court injunction against AGIF, PEA or AGID, the Applicants would, in turn, seek exemptive relief under Section 9(c) with respect to that matter, although there is no assurance that such exemptive relief would be granted.

The foregoing speaks only as of the date of this report. It is possible that these matters and/or other developments resulting from these matters could result in increased Portfolio redemptions or other adverse consequences to the Portfolio. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Portfolio.

June 30, 2005	Semi-Annual Report	17

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

PIMCO VARIABLE INSURANCE TRUST

REAL RETURN PORTFOLIO

INSTITUTIONAL CLASS

SEMI-ANNUAL REPORT
June 30, 2005

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust prospectus. Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. This and other information is contained in the Portfolio’s prospectus. Please read the prospectus carefully before you invest or send money.

Chairman’s Letter

Dear Shareholder:

We are pleased to present this semi-annual report for the PIMCO Variable Insurance Trust, covering the six-month period ended June 30, 2005.

Bonds generally rallied worldwide during the first half of 2005, as intermediate and long-term interest rates fell, risk appetites for credit-sensitive assets revived somewhat and signs of a global economic slowdown emerged. In the U.S., fixed income returns were also positive overall for the first six months of 2005, as second quarter gains generally offset losses in the first quarter.

The phenomenon of decreasing longer-dated yields amid a tightening cycle by the Federal Reserve—dubbed a “conundrum” by Fed Chairman Alan Greenspan—continued throughout the six-month period. Amidst the explanation of the “conundrum,” several factors emerge. First, inflation remains relatively contained, while weakness in the manufacturing data signaled that the U.S. economy could be poised to slow down. Second, Asian central banks continued to buy Treasuries to keep their currencies from appreciating versus the U.S. dollar, thereby helping to finance the U.S. trade deficit. Finally, demand from U.S. pension funds to reduce the mismatch between the duration of their assets and liabilities provided support for longer-dated bonds.

On the following pages you will find details on the Portfolio and its total return investment performance, including our discussion of the primary factors that affected performance during the six-month reporting period.

We appreciate the trust you have placed in us, and we will strive to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

July 31, 2005

June 30, 2005	Semi-Annual Report	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of fifteen separate investment portfolios. Each portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of a portfolio directly. Shares of a portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: real rate risk, derivative risk, small company risk, non-U.S. security risk, high-yield security risk and specific sector investment risks. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a portfolio could not close out a position when it would be most advantageous to do so. A Portfolio investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified portfolio. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

Inflation-indexed bonds issued by the U.S. Government, also known as “TIPS”, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Repayment upon maturity of the original principal as adjusted for inflation is guaranteed by the U.S. Government. Neither the current market value of inflation-indexed bonds nor the value of shares of a portfolio that invests in inflation-indexed bonds is guaranteed, and either or both may fluctuate.

On the performance summary page in this semi-annual report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay (i) on Portfolio distributions or (ii) the redemption of Portfolio shares. The Portfolio’s performance also does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns.

An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the SEC’s website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

2	Semi-Annual Report	June 30, 2005

Important Information (continued)

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this semi-annual report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from January 1, 2005 to June 30, 2005.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel or litigation expense).

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

June 30, 2005	Semi-Annual Report	3

Real Return Portfolio

CUMULATIVE RETURNS THROUGH JUNE 30, 2005

                 Real Return
                  Portfolio            Lehman Brothers
             Institutional Class       U.S. TIPS Index
             -------------------       ---------------
 4/30/2000         $10,000                 $10,000
 5/31/2000           9,947                   9,974
 6/30/2000          10,088                  10,100
 7/31/2000          10,160                  10,186
 8/31/2000          10,242                  10,261
 9/30/2000          10,329                  10,315
10/31/2000          10,507                  10,440
11/30/2000          10,668                  10,591
12/31/2000          10,800                  10,705
 1/31/2001          11,089                  10,929
 2/28/2001          11,270                  11,114
 3/31/2001          11,365                  11,220
 4/30/2001          11,482                  11,283
 5/31/2001          11,617                  11,416
 6/30/2001          11,603                  11,403
 7/31/2001          11,808                  11,593
 8/31/2001          11,879                  11,609
 9/30/2001          11,998                  11,677
10/31/2001          12,287                  11,953
11/30/2001          11,968                  11,687
12/31/2001          11,857                  11,551
 1/31/2002          11,928                  11,619
 2/28/2002          12,076                  11,795
 3/31/2002          12,014                  11,722
 4/30/2002          12,374                  12,042
 5/31/2002          12,580                  12,234
 6/30/2002          12,747                  12,407
 7/31/2002          13,009                  12,612
 8/31/2002          13,475                  13,063
 9/30/2002          13,816                  13,392
10/31/2002          13,466                  13,035
11/30/2002          13,472                  13,026
12/31/2002          13,984                  13,463
 1/31/2003          14,033                  13,565
 2/28/2003          14,588                  14,073
 3/31/2003          14,367                  13,845
 4/30/2003          14,346                  13,809
 5/31/2003          15,052                  14,464
 6/30/2003          14,945                  14,316
 7/31/2003          14,276                  13,656
 8/31/2003          14,540                  13,901
 9/30/2003          15,032                  14,361
10/31/2003          15,106                  14,439
11/30/2003          15,090                  14,447
12/31/2003          15,242                  14,594
 1/31/2004          15,450                  14,762
 2/29/2004          15,831                  15,103
 3/31/2004          16,064                  15,345
 4/30/2004          15,322                  14,600
 5/31/2004          15,593                  14,863
 6/30/2004          15,603                  14,869
 7/31/2004          15,753                  15,008
 8/31/2004          16,127                  15,411
 9/30/2004          16,182                  15,441
10/31/2004          16,363                  15,596
11/30/2004          16,348                  15,558
12/31/2004          16,626                  15,830
 1/31/2005          16,586                  15,831
 2/28/2005          16,562                  15,763
 3/31/2005          16,606                  15,778
 4/30/2005          16,886                  16,079
 5/31/2005          16,989                  16,189
 6/30/2005          17,042                  16,258

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Institutional Class.

SECTOR BREAKDOWN‡

U.S. Treasury Obligations	48.7%
Short-Term Instruments	42.7%
Other	8.6%

‡ % of Total Investments as of June 30, 2005

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended June 30, 2005

		6 Months	1 Year	5 Years*	Since Inception*
	Real Return Portfolio Institutional Class (Inception 04/10/00)	2.51%	9.22%	11.06%	10.89%
- - - - - - -	Lehman Brothers U.S. TIPS Index	2.71%	9.34%	9.99%	—
	* Annualized. All Portfolio returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Please refer to page 2 herein for an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$1,025.10	$1,022.32
Expenses Paid During Period†	$2.51	$2.51

†Expenses are equal to the Portfolio’s Institutional Class annualized expense ratio of 0.50%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The Real Return Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies, or government-sponsored enterprises and corporations.

•	For the six-month period ended June 30, 2005, the Portfolio’s Institutional Class shares returned 2.51%, underperforming the 2.71% return of the Lehman Brothers U.S. TIPS Index.

•	Longer-than-benchmark duration from Treasury Inflation-Protected Securities (“TIPS”) was neutral for returns, as real yields were essentially unchanged for ten-year maturities.

•	Although nominal yields fell for ten-year maturities, net short positions in nominal bonds were positive. These nominal yields rose significantly during February and March, when the Portfolio increased its exposure to net short nominal positions.
•	An emphasis on shorter-maturity TIPS during the first three months of the period was negative, as the real yield curve flattened over this time period.

•	The Portfolio’s emphasis on emerging markets securities was positive, as spreads on these securities narrowed and fundamentals remain strong.

•	Exposure to Eurozone nominal interest rates (primarily via German Bund futures) was positive, as nominal spreads widened between U.S. and European securities.

4	Semi-Annual Report	June 30, 2005

Financial Highlights

Real Return Portfolio (Institutional Class)

Selected Per Share Data for the Year or Period Ended:	06/30/2005†		12/31/2004	12/31/2003		12/31/2002		12/31/2001	04/10/2000- 12/31/2000

Net asset value beginning of period	$12.92		$12.36	$11.90		$10.56		$10.34	$10.11
Net investment income (a)	0.15		0.15	0.25		0.49		0.57	0.62
Net realized/unrealized gain on investments (a)	0.17		0.96	0.81		1.36		0.43	0.23
Total income from investment operations	0.32		1.11	1.06		1.85		1.00	0.85
Dividends from net investment income	(0.15)		(0.14)	(0.34)		(0.49)		(0.64)	(0.62)
Distributions from net realized capital gains	0.00		(0.41)	(0.26)		(0.02)		(0.14)	0.00
Total distributions	(0.15)		(0.55)	(0.60)		(0.51)		(0.78)	(0.62)
Net asset value end of period	$13.09		$12.92	$12.36		$11.90		$10.56	$10.34
Total return	2.51%		9.08%	9.00%		17.93%		9.79%	8.73%
Net assets end of period (000s)	$45,350		$36,691	$26,540		$16		$14	$3,294
Ratio of net expenses to average net assets	0.53	%* (b)	0.50%	0.51	% (b)	0.51	% (b)	0.50%	0.50%*
Ratio of net investment income to average net assets	2.35	%*	1.14%	2.06%		4.40%		5.32%	8.41%*
Portfolio turnover rate	585%		1,064%	738%		87%		58%	18%

†	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest expense is 0.50%.

See accompanying notes	June 30, 2005	Semi-Annual Report	5

Statement of Assets and Liabilities

Real Return Portfolio

June 30, 2005 (Unaudited)

Amounts in thousands, except per share amounts

Assets:

Investments, at value	$1,826,271
Cash	20
Foreign currency, at value	54
Receivable for investments sold	59,589
Receivable for investments sold on delayed-delivery basis	25,734
Unrealized appreciation on forward foreign currency contracts	1
Receivable for Portfolio shares sold	681
Interest and dividends receivable	3,213
Variation margin receivable	54
Swap premiums paid	646
Unrealized appreciation on swap agreements	3,976
Other assets	328
1,920,567

Liabilities:

Payable for investments purchased	$393
Payable for investments purchased on delayed-delivery basis	971,669
Unrealized depreciation on forward foreign currency contracts	296
Payable for short sale	7,827
Written options outstanding	127
Payable for Portfolio shares redeemed	375
Dividends payable	2
Accrued investment advisory fee	186
Accrued administration fee	186
Accrued servicing fee	96
Swap premiums received	5,157
Unrealized depreciation on swap agreements	107
986,421

Net Assets	$934,146

Net Assets Consist of:

Paid in capital	$897,068
Undistributed net investment income	16,240
Accumulated undistributed net realized gain	17,803
Net unrealized appreciation	3,035
$934,146

Net Assets:

Institutional Class	$45,350
Administrative Class	888,796

Shares Issued and Outstanding:

Institutional Class	3,465
Administrative Class	67,904

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Institutional Class	$13.09
Administrative Class	13.09

Cost of Investments Owned	$1,827,154
Cost of Foreign Currency Held	$54

6	Semi-Annual Report	June 30, 2005	See accompanying notes

Statement of Operations

Real Return Portfolio

Amounts in thousands
Six Months Ended June 30, 2005 (Unaudited)
Investment Income:

Interest	$11,400
Dividends, net of foreign taxes	15
Miscellaneous income	9
Total Income	11,424

Expenses:

Investment advisory fees	977
Administration fees	977
Distribution and/or servicing fees - Administrative Class	555
Trustees’ fees	5
Interest expense	112
Total Expenses	2,626

Net Investment Income	8,798

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments	21,390
Net realized (loss) on futures contracts, options, and swaps	(3,676)
Net realized gain on foreign currency transactions	649
Net change in unrealized (depreciation) on investments	(8,958)
Net change in unrealized appreciation on futures contracts, options, and swaps	2,680
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(225)
Net Gain	11,860

Net Increase in Net Assets Resulting from Operations	$20,658

See accompanying notes	June 30, 2005	Semi-Annual Report	7

Statements of Changes in Net Assets

Real Return Portfolio

Amounts in thousands
	Six Months Ended June 30, 2005 (Unaudited)	Year Ended December 31, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income	$8,798	$5,024
Net realized gain	18,363	31,190
Net change in unrealized appreciation (depreciation)	(6,503)	5,345
Net increase resulting from operations	20,658	41,559

Distributions to Shareholders:

From net investment income
Institutional Class	(500)	(377)
Administrative Class	(8,430)	(4,727)

From net realized capital gains
Institutional Class	0	(1,136)
Administrative Class	0	(18,914)

Total Distributions	(8,930)	(25,154)

Portfolio Share Transactions:

Receipts for shares sold
Institutional Class	9,929	9,086
Administrative Class	271,990	410,791

Issued as reinvestment of distributions
Institutional Class	500	1,513
Administrative Class	8,427	23,649

Cost of shares redeemed
Institutional Class	(2,329)	(1,745)
Administrative Class	(39,355)	(88,012)
Net increase resulting from Portfolio share transactions	249,162	355,282

Total Increase in Net Assets	260,890	371,687

Net Assets:

Beginning of period	673,256	301,569
End of period*	$934,146	$673,256

*Including undistributed net investment income of:	$16,240	$16,372

8	Semi-Annual Report	June 30, 2005	See accompanying notes

Schedule of Investments

Real Return Portfolio
June 30, 2005 (Unaudited)

Principal
Amount	Value
(000s)	(000s)

CORPORATE BONDS & NOTES 5.2%
Banking & Finance 4.5%
Ford Motor Credit Co.
3.572% due 07/07/2005 (a)	$3,100	$3,100
3.590% due 07/18/2005 (a)	300	300
6.875% due 02/01/2006	1,500	1,515
4.218% due 11/16/2006 (a)	300	297
4.389% due 03/21/2007 (a)	10,500	10,283
General Electric Capital Corp.
3.390% due 03/04/2008 (a)	2,800	2,802
General Motors Acceptance Corp.
6.750% due 12/01/2014	1,600	1,434
Goldman Sachs Group LP
3.778% due 06/28/2010 (a)	4,700	4,710
Goldman Sachs Group, Inc.
3.151% due 08/01/2006 (a)	2,800	2,800
Morgan Stanley Warehouse Facilities
2.670% due 07/06/2005 (a)	6,200	6,167
Phoenix Quake Wind Ltd.
5.570% due 07/03/2008 (a)	2,500	2,571
Residential Reinsurance Ltd.
8.280% due 06/08/2006 (a)	1,000	974
Toyota Motor Credit Corp.
3.200% due 09/18/2006 (a)	4,600	4,601
Travelers Property Casualty Corp.
3.750% due 03/15/2008	100	99
Vita Capital Ltd.
3.900% due 01/01/2007 (a)	700	702

		42,355

Industrials 0.7%
DaimlerChrysler NA Holding Corp.
3.610% due 03/07/2007 (a)	3,500	3,491
Halliburton Co.
4.650% due 10/17/2005 (a)	1,700	1,707
Pemex Project Funding Master Trust
7.375% due 12/15/2014	500	562
8.625% due 02/01/2022	200	247

		6,007

Utilities 0.0%
Cleveland Electric Illuminating Co.
6.860% due 10/01/2008	100	107

Total Corporate Bonds & Notes (Cost $48,522)		48,469

MUNICIPAL BONDS & NOTES 0.1%

Badger Tobacco Asset Securitization Corp., Wisconsin Revenue Bonds, Series 2002
6.000% due 06/01/2017	475	501
Rhode Island Tobacco Settlement Financing Corp. Revenue Bonds, Series 2002
6.000% due 06/01/2023	500	527

Total Municipal Bonds & Notes (Cost $875)		1,028

U.S. GOVERNMENT AGENCIES 5.4%

Fannie Mae
3.235% due 09/07/2006 (a)	27,600	27,599
3.314% due 09/21/2006 (a)	14,100	14,096
3.464% due 08/25/2034 (a)	2,366	2,364
3.519% due 11/01/2024 (a)	24	25

Small Business Administration
4.504% due 02/01/2014	2,179	2,191
4.880% due 11/01/2024	4,125	4,205

Total U.S. Government Agencies (Cost $50,359)		50,480

U.S. TREASURY OBLIGATIONS 95.3%

Treasury Inflation Protected Securities (c)
3.375% due 01/15/2007	18,163	18,745
3.625% due 01/15/2008	15,405	16,306

3.875% due 01/15/2009	$58,448	$63,615
4.250% due 01/15/2010	51,369	57,822
0.875% due 04/15/2010	26,274	25,633
3.500% due 01/15/2011	46,695	51,767
3.375% due 01/15/2012	4,380	4,892
3.000% due 07/15/2012	79,262	87,083
1.875% due 07/15/2013	34,828	35,583
2.000% due 01/15/2014	101,751	104,839
2.000% due 07/15/2014	126,559	130,450
1.625% due 01/15/2015	23,725	23,646
2.375% due 01/15/2025	67,354	73,750
3.625% due 04/15/2028	63,903	85,882
3.875% due 04/15/2029	67,295	94,602
3.375% due 04/15/2032	2,191	2,981
U.S. Treasury Bonds
8.875% due 08/15/2017	1,000	1,454
6.625% due 02/15/2027	1,300	1,726
U.S. Treasury Notes
4.250% due 11/15/2014	8,200	8,395
4.125% due 05/15/2015	600	609

Total U.S. Treasury Obligations (Cost $891,499)		889,780

MORTGAGE-BACKED SECURITIES 1.2%

Bank of America Mortgage Securities, Inc.
6.500% due 02/25/2033	354	360
Bear Stearns Adjustable Rate Mortgage Trust
4.254% due 01/25/2034 (a)	4,492	4,483
Countrywide Home Loan Mortgage Pass Through Trust
3.654% due 06/25/2035 (a)	1,100	1,100
Greenpoint Mortgage Funding Trust
3.534% due 05/25/2045 (a)	3,384	3,381
Sequoia Mortgage Trust
3.610% due 10/19/2026 (a)	1,029	1,030
Structured Adjustable Rate Mortgage Loan Trust
3.210% due 03/25/2035 (a)	1,046	1,047

Total Mortgage-Backed Securities (Cost $11,482)		11,401

ASSET-BACKED SECURITIES 2.3%

Ameriquest Mortgage Securities, Inc.
3.724% due 02/25/2033 (a)	95	95
Asset-Backed Securities Corp. Home Equity Loan Trust
3.720% due 01/15/2033 (a)	249	250
Bayview Financial Acquisition Trust
3.770% due 08/28/2034 (a)	2,417	2,424
Bear Stearns Asset-Backed Securities, Inc.
3.764% due 03/25/2043 (a)	566	568
Carrington Mortgage Loan Trust
3.404% due 05/25/2035 (a)	3,955	3,953
3.240% due 06/25/2035 (a)	300	300
Equity One ABS, Inc.
3.614% due 04/25/2034 (a)	1,355	1,356
GSAMP Trust
3.604% due 03/25/2034 (a)	624	624
Quest Trust
3.494% due 03/25/2035 (a)	542	541
Redwood Capital Ltd.
5.400% due 01/01/2006 (a)	1,000	999
6.950% due 01/01/2006 (a)	1,000	999
Renaissance Home Equity Loan Trust
3.694% due 12/25/2032 (a)	524	524
Residential Asset Mortgage Products, Inc.
3.474% due 09/25/2013 (a)	2,284	2,286
3.424% due 01/25/2025 (a)	393	393
3.654% due 11/25/2033 (a)	5,419	5,423
Residential Asset Securities Corp.
3.614% due 01/25/2034 (a)	42	42

Truman Capital Mortgage Loan Trust
3.654% due 01/25/2034 (a)		$249	$249
Wells Fargo Home Equity Trust
3.474% due 09/25/2034 (a)		157	157

Total Asset-Backed Securities (Cost $21,177)			21,183

SOVEREIGN ISSUES 1.5%

Republic of Brazil
4.250% due 04/15/2006 (a)		64	64
4.313% due 04/15/2009 (a)		94	93
11.000% due 01/11/2012		1,100	1,312
4.313% due 04/15/2012 (a)		659	638
8.000% due 04/15/2014		4,011	4,134
11.000% due 08/17/2040		200	241
Republic of Colombia
10.000% due 01/23/2012		350	410
Russian Federation
8.250% due 03/31/2010 (a)		1,300	1,421
5.000% due 03/31/2030 (a)		4,500	5,035
United Mexican States
6.375% due 01/16/2013		700	753

Total Sovereign Issues (Cost $13,265)			14,101

FOREIGN CURRENCY-DENOMINATED ISSUES (j) 1.0%

Commonwealth of Canada
3.000% due 12/01/2036 (c)	C$	518	527
Kingdom of Spain
5.750% due 07/30/2032	EC	700	1,147
Pylon Ltd.
3.616% due 12/18/2008 (a)		700	893
6.016% due 12/22/2008 (a)		1,100	1,409
Republic of France
3.000% due 07/25/2012 (c)		1,609	2,237
5.750% due 10/25/2032		700	1,150
Republic of Germany
6.250% due 01/04/2030		700	1,203
Republic of Italy
2.150% due 09/15/2014 (c)		521	680

Total Foreign Currency-Denominated Issues (Cost $9,321)			9,246

PURCHASED PUT OPTIONS 0.0%
	Notional Amount (000s)

Treasury Inflation Protected Securities (OTC)
2.000% due 01/15/2014
Strike @ 92.000 Exp. 07/25/2005		$43,000	0
3.625% due 04/15/2028
Strike @ 115.000 Exp. 07/25/2005		24,000	0
2.000% due 01/15/2014
Strike @ 80.000 Exp. 09/28/2005		40,000	0
2.000% due 01/15/2014
Strike @ 80.469 Exp. 09/29/2005		44,000	0

Total Purchased Put Options (Cost $35)			0

PREFERRED STOCK 0.0%
	Shares

Fannie Mae
7.000% due 12/31/2049 (a)		8,200	457

Total Preferred Stock (Cost $410)			457

See accompanying notes	June 30, 2005	Semi-Annual Report	9

Schedule of Investments (Cont.)

Real Return Portfolio

June 30, 2005 (Unaudited)

Principal
Amount	Value
(000s)	(000s)

SHORT-TERM INSTRUMENTS 83.5%
Certificates of Deposit 3.7%
Citibank New York N.A.
3.155% due 08/09/2005	$13,300	$13,300
Unicredito Italiano SpA
3.150% due 08/05/2005	21,300	21,300

		34,600

Commercial Paper 72.3%
ASB Bank Ltd.
3.170% due 08/10/2005	23,900	23,816
Bank of Ireland
3.010% due 07/05/2005	10,000	9,997
3.180% due 08/22/2005	2,200	2,190
Barclays U.S. Funding Corp.
3.085% due 07/11/2005	200	200
3.020% due 07/21/2005	600	599
3.195% due 08/24/2005	20,800	20,700
3.215% due 08/26/2005	300	299
CDC IXIS Commercial Paper, Inc.
3.240% due 09/22/2005	17,700	17,561
Den Norske Bank ASA
3.180% due 08/22/2005	24,200	24,089
Fannie Mae
2.967% due 07/01/2005	25,200	25,200
2.980% due 07/01/2005	17,300	17,300
2.988% due 07/20/2005	22,700	22,664
3.005% due 07/27/2005	3,600	3,592
3.010% due 08/01/2005	400	399
3.023% due 08/03/2005	2,000	1,994
3.050% due 08/05/2005	2,700	2,692
3.066% due 08/10/2005	2,200	2,192
3.110% due 08/17/2005	100	100
3.143% due 08/31/2005	1,200	1,193
3.172% due 08/31/2005	13,200	13,124
3.205% due 09/07/2005	600	596
3.250% due 09/14/2005	2,400	2,383
Federal Home Loan Bank
2.963% due 07/01/2005	132,800	132,800
3.225% due 09/09/2005	13,400	13,311
Fortis Funding LLC
3.270% due 09/23/2005	24,300	24,106
Freddie Mac
2.875% due 07/12/2005	3,200	3,197
2.963% due 08/01/2005	400	399
3.020% due 08/02/2005	800	798
2.996% due 08/09/2005	3,800	3,787
3.250% due 09/13/2005	6,000	5,958
3.238% due 11/01/2005	17,800	17,589
3.254% due 11/01/2005	17,900	17,688

3.310% due 11/02/2005	$1,100	$1,087
3.310% due 11/03/2005	5,300	5,236
General Electric Capital Corp.
3.270% due 09/08/2005	24,400	24,241
3.290% due 09/09/2005	3,000	2,980
KFW International Finance, Inc.
3.140% due 08/22/2005	21,500	21,402
National Australia Funding, Inc.
3.080% due 07/11/2005	23,500	23,480
Rabobank USA Financial Corp.
3.005% due 07/12/2005	22,100	22,080
3.160% due 08/08/2005	5,100	5,083
Royal Bank of Scotland PLC
3.085% due 07/15/2005	2,800	2,797
3.220% due 08/15/2005	24,300	24,202
Skandinaviska Enskilda Banken AB (SEB)
3.030% due 07/11/2005	1,300	1,299
3.040% due 07/14/2005	500	499
3.070% due 07/14/2005	800	799
3.170% due 08/18/2005	3,700	3,684
3.280% due 09/07/2005	21,000	20,865
Spintab AB
3.250% due 09/08/2005	24,500	24,341
TotalFinaElf Capital S.A.
3.370% due 07/01/2005	700	700
3.105% due 07/11/2005	2,500	2,498
3.150% due 08/08/2005	24,800	24,718
Toyota Motor Credit Corp.
3.200% due 08/26/2005	24,300	24,179
UBS Finance Delaware LLC
3.070% due 07/08/2005	10,600	10,594
3.065% due 07/11/2005	2,000	1,998
3.105% due 07/11/2005	200	200
2.975% due 07/14/2005	11,300	11,288
3.165% due 08/08/2005	1,000	997
3.165% due 08/30/2005	900	895
3.230% due 09/19/2005	800	794

		675,449

Repurchase Agreements 6.0%
Credit Suisse First Boston
2.700% due 07/01/2005	55,100	55,100
(Dated 06/30/2005. Collateralized by U.S. Treasury Notes 3.500% due 11/15/2009 valued at $56,353. Repurchase proceeds are $55,104.)
State Street Bank
2.650% due 07/01/2005	1,381	1,381
(Dated 06/30/2005. Collateralized by Freddie Mac 2.125% due 11/15/2005 valued at $1,411. Repurchase proceeds are $1,381.)

		56,481

U.S. Treasury Bills 1.5%
2.939% due 09/01/2005-09/15/2005 (d)(e)(f)	$13,690	$13,596

Total Short-Term Instruments (Cost $780,209)		780,126

Total Investments (b) 195.5%		$1,826,271
(Cost $1,827,154)
Written Options (h) (0.0%)		(127)
(Premiums $164)
Other Assets and Liabilities (Net) (95.5%)		(891,998)

Net Assets 100.0%		$934,146

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a) Variable rate security.

(b) As of June 30, 2005, portfolio securities with an aggregate market value of $10,143 were valued with reference to securities whose prices are more readily obtainable.

(c) Principal amount of security is adjusted for inflation.

(d) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(e) Securities with an aggregate market value of $4,224 have been pledged as collateral for swap and swaption contracts at June 30, 2005.

(f) Securities with an aggregate market value of $686 have been segregated with the custodian to cover margin requirements for the following open futures contracts at :

Type	Expiration Month	# of Contracts	Unrealized (Depreciation)
U.S. Treasury 30-Year Bond Long Futures	09/2005	60	$(15)
U.S. Treasury 5-Year Note Long Futures	09/2005	119	(28)

			$(43)

(g) Swap agreements outstanding at June 30, 2005: Interest Rate Swaps
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
J.P. Morgan Chase & Co.	6-month BP-LIBOR	Pay	5.000%	06/15/2008	BP	5,000	$140
Barclays Bank PLC	6-month EC-LIBOR	Pay	4.000%	06/17/2010	EC	9,400	823
Barclays Bank PLC	6-month EC-LIBOR	Pay	5.000%	06/17/2015		2,600	422
Barclays Bank PLC	6-month EC-LIBOR	Pay	4.500%	06/17/2015		3,500	421
J.P. Morgan Chase & Co.	6-month EC-LIBOR	Pay	5.000%	06/17/2015		4,000	503
UBS Warburg LLC	6-month EC-LIBOR	Pay	5.000%	06/17/2015		8,000	1,314
Bank of America	3-month USD-LIBOR	Receive	5.000%	12/15/2015		$22,700	0
Goldman Sachs & Co.	3-month USD-LIBOR	Pay	4.000%	12/15/2007		18,800	48
Goldman Sachs & Co.	3-month USD-LIBOR	Receive	5.000%	12/15/2015		77,100	(94)
Lehman Brothers, Inc.	3-month USD-LIBOR	Pay	4.000%	12/15/2007		30,000	76
Lehman Brothers, Inc.	3-month USD-LIBOR	Receive	4.000%	12/15/2010		4,000	(13)
UBS Warburg LLC	3-month USD-LIBOR	Pay	4.000%	12/15/2007		9,000	23

							$3,663

10	Semi-Annual Report	June 30, 2005	See accompanying notes

Credit Default Swaps
Counterparty	Reference Entity	Buy/Sell Protection	Pay/Receive Fixed rate	Expiration Date	Notional Amount	Unrealized Appreciation
Bear Stearns & Co., Inc.	Ford Motor Co. 7.000% due 10/01/2013	Sell	3.100%	06/20/2006	$1,500	$25
Bear Stearns & Co., Inc.	General Motors Acceptance Corp. 6.875% due 08/28/2012	Sell	3.550%	06/20/2007	1,500	19
HSBC Bank USA	General Motors Corp. 7.125% due 07/15/2013	Sell	4.480%	06/20/2007	1,000	24
J.P. Morgan Chase & Co.	General Motors Corp. 7.125% due 07/15/2013	Sell	4.600%	06/20/2007	1,000	16
J.P. Morgan Chase & Co.	General Motors Corp. 7.125% due 07/15/2013	Sell	6.400%	06/20/2007	1,500	91
UBS Warburg LLC	General Motors Acceptance Corp. 6.875% due 08/28/2012	Sell	3.830%	06/20/2006	1,500	31

						$206

(h) Premiums received on written options:
Name of Issuer		Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury Note September Futures		$115.000	08/26/2005	36	$14	$12
Call - CBOT U.S. Treasury Note September Futures		116.000	08/26/2005	273	61	38
Put - CBOT U.S. Treasury Note September Futures		110.000	08/26/2005	131	26	12
Put - CBOT U.S. Treasury Note September Futures		111.000	08/26/2005	92	16	19
Put - CBOT U.S. Treasury Note December Futures		110.000	11/22/2005	86	47	46

					$164	$127

(i) Short sales open at June 30, 2005 were as follows:
Type		Coupon (%)	Maturity	Par	Value	Proceeds
U.S. Treasury Note		3.625	05/15/2013	$300	$296	$296
U.S. Treasury Note		4.250	08/15/2013	4,400	4,512	4,527
U.S. Treasury Note		4.000	02/15/2014	3,000	3,019	3,027

					$7,827	$7,850

(j) Forward foreign currency contracts outstanding at June 30, 2005:
Type	Currency	Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	C$	609	07/2005	$0	$(7)	$(7)
Sell	EC	9,219	07/2005	1	0	1
Buy	JY	783,872	07/2005	0	(288)	(288)
Buy	PZ	264	09/2005	0	0	0
Buy	RR	2,255	09/2005	0	(1)	(1)
Buy	SV	2,349	09/2005	0	0	0

				$1	$(296)	$(295)

See accompanying notes	June 30, 2005	Semi-Annual Report	11

Notes to Financial Statements

June 30, 2005

1. Organization

The Real Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented in these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed-income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open. Market value is generally determined on the basis of last reported sales price, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed-income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as a component of interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from financial accounting principles generally accepted in the United States of America (“GAAP”). Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported in the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized

12	Semi-Annual Report	June 30, 2005

and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative and servicing fees.

Delayed-Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Portfolio are maintained in U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollar based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout reports are defined as follows:

BP	-	British Pound
C$	-	Canadian Dollar
EC	-	Euro
JY	-	Japanese Yen
PZ	-	Polish Zloty
RR	-	Russian Ruble
SV	-	Slovakian Koruna

Forward Currency Transactions. The Portfolio may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Inflation-Indexed Bonds. The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

Options Contracts. The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease

June 30, 2005	Semi-Annual Report	13

Notes to Financial Statements (Cont.)

June 30, 2005

the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Short Sales. The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and interest payable on such securities, if any, is reflected as a liability in the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return, forward spread lock, and credit default swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms and the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss in the Statements of Operations upon termination of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received by the Portfolio are included as part of realized gain (loss) on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

As a result of a FASB Emerging Issues Task Force (“EITF”) consensus, No. 03-11, and related SEC staff guidance, the Portfolio has reclassified periodic payments made or received under swap agreements, which were previously included within miscellaneous income, to a component of realized gain (loss) in the Statement of Operations. For consistency, similar reclassifications have been made

14	Semi-Annual Report	June 30, 2005

to amounts appearing in the previous year’s Statement of Changes in Net Assets and the per share amounts in the prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly.

U.S. Government Agencies or Government-Sponsored Enterprises. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U. S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary of Allianz Global Investors of America L.P., formerly known as Allianz Dresdner Asset Management of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.25%.

Servicing Fee. Allianz Global Investors Distributors, LLC (the “Distributor”), formerly known as PA Distributors LLC, is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributor was 0.15% during current fiscal year.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current period ended June 30, 2005, each unaffiliated Trustee received an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, each Committee Chair received an additional annual retainer of $500 and each Audit Committee Chair received an additional annual retainer of $1,500. These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4. Purchases and Sales of Securities

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in

June 30, 2005	Semi-Annual Report	15

Notes to Financial Statements (Cont.)

June 30, 2005

other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2005 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$5,599,379	$5,354,085	$62,835	$22,448

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

Premium
Balance at 12/31/2004	$87
Sales	330
Closing Buys	(94)
Expirations	(159)
Exercised	0
Balance at 06/30/2005	$164

6. Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2005		Year Ended 12/31/2004
	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	766	$9,929	712	$9,086
Administrative Class	21,024	271,990	32,106	410,791

Issued as reinvestment of distributions

Institutional Class	39	500	118	1,513
Administrative Class	649	8,427	1,838	23,649

Cost of shares redeemed

Institutional Class	(180)	(2,329)	(137)	(1,745)
Administrative Class	(3,041)	(39,355)	(6,923)	(88,012)

Net increase resulting from Portfolio share transactions	19,257	$249,162	27,714	$355,282

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held
Institutional Class	2	98
Administrative Class	7	88*

*	Allianz Life Insurance Co., an indirect wholly owned subsidiary of Allianz Global Investors of Americas L.P. and a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio, and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

7. Federal Income Tax Matters

At June 30, 2005, the aggregate cost of investments was the same for federal income tax and financial statement purposes. The net unrealized appreciation (depreciation) of investment securities for federal income tax purposes is as follows (amounts in thousands):

Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized (Depreciation)
$ 1,597	$ (2,480)	$ (883)

16	Semi-Annual Report	June 30, 2005

8. Regulatory & Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, Allianz Global Investors (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.), PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and Allianz Global Investors Distributors LLC (“AGID”), in connection with the same matter. In the New Jersey Settlement, AGI, PEA and AGID neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and AGID had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, AGID, and certain of their affiliates, including PIMCO Funds (formerly, PIMCO Funds: Pacific Investment Management Series), Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series), and the Trustees of the Trust (in their capacity as Trustees of the PIMCO or Allianz Funds), have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO and Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the Allianz and PIMCO Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the PIMCO Funds’ Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the Allianz and PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

On April 11, 2005, the Attorney General of the State of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia (the “West Virginia Complaint”) against Allianz Global Investors Fund Management LLC (formerly PA Fund Management LLC) (“AGIF”), PEA and AGID alleging, among other things, that they improperly allowed broker-dealers, hedge funds and investment advisers to engage in frequent trading of various open-end funds advised or distributed by AGIF and certain of its affiliates in violation of the funds’ stated restrictions on “market timing.” On May 31, 2005, AGIF, PEA and AGID, along with the other mutual fund defendants in the action, removed the action to the U.S. District Court for the District of West Virginia. The West Virginia Complaint also names numerous other defendants unaffiliated with AGIF in separate claims alleging improper market timing and/or late trading of open-end investment companies advised or distributed by such other defendants. The West Virginia Complaint seeks injunctive relief, civil monetary penalties, investigative costs and attorney’s fees.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, AGID and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser, and AGID could be barred from serving as principal underwriter, to any registered investment company, including the Portfolios of the Trust. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, AGID, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order. If the West Virginia Attorney General were to obtain a court injunction against AGIF, PEA or AGID, the Applicants would, in turn, seek exemptive relief under Section 9(c) with respect to that matter, although there is no assurance that such exemptive relief would be granted.

The foregoing speaks only as of the date of this report. It is possible that these matters and/or other developments resulting from these matters could result in increased Portfolio redemptions or other adverse consequences to the Portfolio. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Portfolio.

June 30, 2005	Semi-Annual Report	17

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

PIMCO VARIABLE INSURANCE TRUST

SHORT-TERM PORTFOLIO

ADMINISTRATIVE CLASS

SEMI-ANNUAL REPORT
June 30, 2005

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust prospectus. Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. This and other information is contained in the Portfolio’s prospectus. Please read the prospectus carefully before you invest or send money.

Chairman’s Letter

Dear Shareholder:

We are pleased to present this semi-annual report for the PIMCO Variable Insurance Trust, covering the six-month period ended June 30, 2005.

Bonds generally rallied worldwide during the first half of 2005, as intermediate and long-term interest rates fell, risk appetites for credit-sensitive assets revived somewhat and signs of a global economic slowdown emerged. In the U.S., fixed income returns were also positive overall for the first six months of 2005, as second quarter gains generally offset losses in the first quarter.

The phenomenon of decreasing longer-dated yields amid a tightening cycle by the Federal Reserve—dubbed a “conundrum” by Fed Chairman Alan Greenspan—continued throughout the six-month period. Amidst the explanation of the “conundrum,” several factors emerge. First, inflation remains relatively contained, while weakness in the manufacturing data signaled that the U.S. economy could be poised to slow down. Second, Asian central banks continued to buy Treasuries to keep their currencies from appreciating versus the U.S. dollar, thereby helping to finance the U.S. trade deficit. Finally, demand from U.S. pension funds to reduce the mismatch between the duration of their assets and liabilities provided support for longer-dated bonds.

On the following pages you will find details on the Portfolio and its total return investment performance, including our discussion of the primary factors that affected performance during the six-month reporting period.

We appreciate the trust you have placed in us, and we will strive to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

July 31, 2005

June 30, 2005	Semi-Annual Report	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of fifteen separate investment portfolios. Each portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of a portfolio directly. Shares of a portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: real rate risk, derivative risk, small company risk, non-U.S. security risk, high-yield security risk and specific sector investment risks. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a portfolio could not close out a position when it would be most advantageous to do so. A Portfolio investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified portfolio. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

Inflation-indexed bonds issued by the U.S. Government, also known as “TIPS”, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Repayment upon maturity of the original principal as adjusted for inflation is guaranteed by the U.S. Government. Neither the current market value of inflation-indexed bonds nor the value of shares of a portfolio that invests in inflation-indexed bonds is guaranteed, and either or both may fluctuate.

On the performance summary page in this semi-annual report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay (i) on Portfolio distributions or (ii) the redemption of Portfolio shares. The Portfolio’s performance also does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns.

An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the SEC’s website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

2	Semi-Annual Report	June 30, 2005

Important Information (continued)

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this semi-annual report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from January 1, 2005 to June 30, 2005.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel or litigation expense).

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

June 30, 2005	Semi-Annual Report	3

Short-Term Portfolio

CUMULATIVE RETURNS THROUGH JUNE 30, 2005

                    Short-Term Portfolio          Citigroup 3-Month
                    Administrative Class         Treasury Bill Index
                    --------------------         -------------------
     9/30/1999            $10,000                     $10,000
    10/31/1999             10,042                      10,041
    11/30/1999             10,081                      10,081
    12/31/1999             10,132                      10,124
     1/31/2000             10,175                      10,169
     2/29/2000             10,218                      10,212
     3/31/2000             10,267                      10,260
     4/30/2000             10,310                      10,308
     5/31/2000             10,369                      10,359
     6/30/2000             10,426                      10,407
     7/31/2000             10,486                      10,458
     8/31/2000             10,562                      10,509
     9/30/2000             10,632                      10,562
    10/31/2000             10,692                      10,617
    11/30/2000             10,749                      10,671
    12/31/2000             10,782                      10,727
     1/31/2001             10,858                      10,783
     2/28/2001             10,920                      10,829
     3/31/2001             10,965                      10,877
     4/30/2001             10,984                      10,919
     5/31/2001             11,047                      10,959
     6/30/2001             11,066                      10,994
     7/31/2001             11,174                      11,028
     8/31/2001             11,236                      11,062
     9/30/2001             11,328                      11,094
    10/31/2001             11,399                      11,123
    11/30/2001             11,429                      11,146
    12/31/2001             11,478                      11,166
     1/31/2002             11,478                      11,183
     2/28/2002             11,493                      11,198
     3/31/2002             11,498                      11,215
     4/30/2002             11,552                      11,231
     5/31/2002             11,590                      11,248
     6/30/2002             11,613                      11,263
     7/31/2002             11,611                      11,280
     8/31/2002             11,653                      11,296
     9/30/2002             11,673                      11,312
    10/31/2002             11,721                      11,328
    11/30/2002             11,795                      11,342
    12/31/2002             11,825                      11,356
     1/31/2003             11,865                      11,368
     2/28/2003             11,899                      11,378
     3/31/2003             11,931                      11,390
     4/30/2003             11,963                      11,401
     5/31/2003             11,994                      11,412
     6/30/2003             12,007                      11,422
     7/31/2003             11,963                      11,432
     8/31/2003             11,966                      11,442
     9/30/2003             12,025                      11,450
    10/31/2003             12,015                      11,460
    11/30/2003             12,027                      11,468
    12/31/2003             12,067                      11,478
     1/31/2004             12,078                      11,487
     2/29/2004             12,099                      11,495
     3/31/2004             12,110                      11,504
     4/30/2004             12,097                      11,513
     5/31/2004             12,107                      11,522
     6/30/2004             12,105                      11,532
     7/31/2004             12,130                      11,543
     8/31/2004             12,154                      11,555
     9/30/2004             12,167                      11,569
    10/31/2004             12,194                      11,584
    11/30/2004             12,199                      11,601
    12/31/2004             12,224                      11,620
     1/31/2005             12,243                      11,641
     2/28/2005             12,250                      11,661
     3/31/2005             12,273                      11,686
     4/30/2005             12,311                      11,711
     5/31/2005             12,338                      11,739
     6/30/2005             12,366                      11,767

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

SECTOR BREAKDOWN‡

Short-Term Instruments	44.5%
U.S. Government Agencies	22.7%
Corporate Bonds & Notes	12.4%
Asset-Backed Securities	7.6%
U.S. Treasury Obligations	5.8%
Mortgage-Backed Securities	5.2%
Other	1.8%

‡ % of Total Investments as of June 30, 2005

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended June 30, 2005

		6 Months	1 Year	5 Years*	Since Inception*
	Short-Term Portfolio Administrative Class (Inception 09/30/99)	1.16%	2.16%	3.47%	3.76%
- - - - - - -	Citigroup 3-Month Treasury Bill Index	1.26%	2.04%	2.49%	—
	* Annualized. All Portfolio returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Please refer to page 2 herein for an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$1,011.60	$1,021.82
Expenses Paid During Period†	$2.99	$3.01

†Expenses are equal to the Portfolio’s Administrative Class annualized expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The Short-Term Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities.

•	The Portfolio’s Administrative Class shares returned 1.16% for the six-month period ended June 30, 2005, moderately underperforming the 1.26% return of the benchmark Citigroup 3-Month Treasury Bill Index during the same period.

•	Above-benchmark duration in the U.S. was negative for returns as U.S. rates rose, but exposure to European duration helped mitigate this effect as these rates fell during the period.

•	Broad U.S. curve exposure detracted from returns as rates increased, but this was slightly offset by the structural yield advantage of this strategy.
•	Forward exposure to short-maturity rates added value throughout the year. These yields rose less than markets expected as the Federal Reserve continued to raise interest rates.

•	An emphasis on mortgage securities added yield, but mortgages lagged similar-duration Treasuries on a total return basis. Security selection within the mortgage sector added to returns.

•	Security selection within the corporates sector was positive, even though spreads widened amid concern about the auto sector and corporate restructurings.

•	A tactical allocation to real return bonds detracted from performance, as nominal yields in general fell more than real yields.

•	Emerging markets investments were positive, as fundamentals such as trade surpluses and currency reserves continued to improve.

4	Semi-Annual Report	June 30, 2005

Financial Highlights

Short-Term Portfolio (Administrative Class)

Selected Per Share Data for the Year or Period Ended:	06/30/2005†	12/31/2004	12/31/2003	12/31/2002		12/31/2001		12/31/2000

Net asset value beginning of period	$10.08	$10.10	$10.08	$10.08		$10.01		$10.00
Net investment income (a)	0.12	0.12	0.13	0.28		0.48		0.53
Net realized/unrealized gain on investments (a)	0.00	0.01	0.07	0.02		0.15		0.09
Total income from investment operations	0.12	0.13	0.20	0.30		0.63		0.62
Dividends from net investment income	(0.12)	(0.13)	(0.17)	(0.29)		(0.52)		(0.61)
Distributions from net realized capital gains	0.00	(0.02)	(0.01)	(0.01)		(0.04)		0.00
Total distributions	(0.12)	(0.15)	(0.18)	(0.30)		(0.56)		(0.61)
Net asset value end of period	$10.08	$10.08	$10.10	$10.08		$10.08		$10.01
Total return	1.16%	1.30%	2.05%	3.02%		6.45%		6.42%
Net assets end of period (000s)	$8,069	$8,274	$5,948	$4,340		$1,683		$37
Ratio of net expenses to average net assets	0.60%*	0.60%	0.60%	0.60	%(d)	0.61	%(b)(c)	0.60%
Ratio of net investment income to average net assets	2.31%*	1.18%	1.33%	2.81%		4.71%		5.27%
Portfolio turnover rate	60%	251%	199%	60%		94%		281%

†	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest expense is 0.60%.
(c)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.62%.
(d)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.61%.

See accompanying notes	June 30, 2005	Semi-Annual Report	5

Statement of Assets and Liabilities

Short-Term Portfolio

June 30, 2005 (Unaudited)

Amounts in thousands, except per share amounts

Assets:

Investments, at value	$37,071
Cash	1
Receivable for investments sold on delayed-delivery basis	838
Receivable for Portfolio shares sold	87
Interest and dividends receivable	112
Swap premiums paid	1
38,110

Liabilities:

Payable for investments purchased on delayed-delivery basis	$611
Unrealized depreciation on forward foreign currency contracts	14
Payable for short sale	838
Payable for Portfolio shares redeemed	1
Accrued investment advisory fee	7
Accrued administration fee	6
Accrued servicing fee	1
Variation margin payable	1
Swap premiums received	5
Unrealized depreciation on swap agreements	1
1,485

Net Assets	$36,625

Net Assets Consist of:

Paid in capital	$36,624
Undistributed net investment income	19
Accumulated undistributed net realized (loss)	(23)
Net unrealized appreciation	5
$36,625

Net Assets:

Institutional Class	$28,556
Administrative Class	8,069

Shares Issued and Outstanding:

Institutional Class	2,834
Administrative Class	801

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Institutional Class	$10.08
Administrative Class	10.08

Cost of Investments Owned	$37,078

6	Semi-Annual Report	June 30, 2005	See accompanying notes

Statement of Operations

Short-Term Portfolio

Amounts in thousands
Six Months Ended June 30, 2005 (Unaudited)
Investment Income:

Interest	$516
Total Income	516

Expenses:

Investment advisory fees	44
Administration fees	35
Distribution and/or servicing fees - Administrative Class	6
Total Expenses	85

Net Investment Income	431

Net Realized and Unrealized Gain (Loss):

Net realized (loss) on investments	(14)
Net realized gain on futures contracts and swaps	19
Net realized gain on foreign currency transactions	7
Net change in unrealized (depreciation) on investments	(10)
Net change in unrealized appreciation on futures contracts and swaps	5
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(20)
Net (Loss)	(13)

Net Increase in Net Assets Resulting from Operations	$418

See accompanying notes	June 30, 2005	Semi-Annual Report	7

Statements of Changes in Net Assets

Short-Term Portfolio

Amounts in thousands
	Six Months Ended June 30, 2005 (Unaudited)	Year Ended December 31, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income	$431	$385
Net realized gain	12	86
Net change in unrealized (depreciation)	(25)	(18)
Net increase resulting from operations	418	453

Distributions to Shareholders:

From net investment income
Institutional Class	(349)	(323)
Administrative Class	(86)	(90)

From net realized capital gains
Institutional Class	0	(54)
Administrative Class	0	(19)

Total Distributions	(435)	(486)

Portfolio Share Transactions:

Receipts for shares sold
Institutional Class	11,443	21,164
Administrative Class	1,934	3,299

Issued as reinvestment of distributions
Institutional Class	349	375
Administrative Class	86	109

Cost of shares redeemed
Institutional Class	(8,543)	(11,131)
Administrative Class	(2,221)	(1,069)
Net increase resulting from Portfolio share transactions	3,048	12,747

Total Increase in Net Assets	3,031	12,714

Net Assets:

Beginning of period	33,594	20,880

End of period*	$36,625	$33,594

*Including undistributed net investment income of:	$19	$23

8	Semi-Annual Report	June 30, 2005	See accompanying notes

Schedule of Investments

Short-Term Portfolio

June 30, 2005 (Unaudited)

Principal
Amount	Value
(000s)	(000s)

CORPORATE BONDS & NOTES 12.6%
Banking & Finance 3.4%
Duke Capital LLC
6.250% due 07/15/2005	$100	$100
Ford Motor Credit Co.
6.875% due 02/01/2006	300	303
General Motors Acceptance Corp.
4.395% due 10/20/2005 (a)	70	70
6.750% due 01/15/2006	30	30
Goldman Sachs Group LP
3.778% due 06/28/2010 (a)	160	160
Goldman Sachs Group, Inc.
3.380% due 08/01/2006 (a)	200	200
Household Finance Corp.
6.700% due 11/15/2005	40	40
HSBC Finance Corp.
3.270% due 05/10/2007 (a)	170	170
NiSource Finance Corp.
7.625% due 11/15/2005	100	101
PPL Capital Funding Trust I
7.290% due 05/18/2006	80	82

		1,256

Industrials 6.5%
AmeriGas Partners LP
10.000% due 04/15/2006	50	52
AOL Time Warner, Inc.
6.125% due 04/15/2006	200	203
Caesars Entertainment, Inc.
7.875% due 12/15/2005	150	153
Columbia Energy Group
6.800% due 11/28/2005	100	101
Comcast Continental Cablevision, Inc.
8.875% due 09/15/2005	100	101
Constellation Brands, Inc.
8.625% due 08/01/2006	60	63
CSC Holdings, Inc.
7.875% due 12/15/2007	100	104
DaimlerChrysler NA Holding Corp.
6.400% due 05/15/2006	200	204
3.890% due 05/24/2006 (a)	150	150
3.610% due 03/07/2007 (a)	50	50
Delhaize America, Inc.
7.375% due 04/15/2006	30	31
Enterprise Products Operating LP
4.000% due 10/15/2007	30	30
Georgia-Pacific Corp.
7.500% due 05/15/2006	130	134
Halliburton Co.
4.650% due 10/17/2005 (a)	200	201
Harrah’s Operating Co., Inc.
7.875% due 12/15/2005	30	31
HCA, Inc.
7.125% due 06/01/2006	50	51
HJ Heinz Co.
6.189% due 12/01/2005 (a)	150	151
Kroger Co.
7.625% due 09/15/2006	100	104
La Quinta Inns
7.400% due 09/15/2005	30	30
Mirage Resorts, Inc.
6.750% due 08/01/2007	100	104
Smurfit Capital Funding PLC
6.750% due 11/20/2005	30	30
TCI Communications, Inc.
8.000% due 08/01/2005	100	100
Tyco International Group S.A.
6.375% due 02/15/2006	100	101
Yum! Brands, Inc.
8.500% due 04/15/2006	100	103

		2,382

Utilities 2.7%
CenterPoint Energy Resources Corp.
8.125% due 07/15/2005	$100	$100
Dominion Resources, Inc.
3.568% due 05/15/2006 (a)	200	201
Entergy Gulf States, Inc.
3.600% due 06/01/2008	100	98
GPU, Inc.
7.700% due 12/01/2005	50	51
Ohio Edison Co.
4.000% due 05/01/2008	30	30
Pacific Gas & Electric Co.
4.204% due 04/03/2006 (a)	18	18
Progress Energy, Inc.
6.750% due 03/01/2006	100	102
PSEG Power LLC
6.875% due 04/15/2006	100	102
PSI Energy, Inc.
6.500% due 08/01/2005 (a)	100	100
Southwestern Electric Power
4.500% due 07/01/2005	150	150
TXU Energy Co. LLC
3.920% due 01/17/2006 (a)	25	25

		977

Total Corporate Bonds & Notes (Cost $4,623)		4,615

U.S. GOVERNMENT AGENCIES 22.9%

Fannie Mae
3.155% due 10/21/2005 (a)	700	700
3.179% due 05/22/2006 (a)	1,000	1,000
3.220% due 09/06/2005 (a)	1,300	1,300
3.235% due 09/07/2006 (a)	700	700
3.319% due 09/22/2006 (a)	1,000	1,000
3.434% due 03/25/2034 (a)	156	156
3.464% due 08/25/2034 (a)	72	71
4.003% due 10/01/2031 (a)	39	39
4.500% due 02/25/2008	45	45
5.500% due 11/01/2016	152	156
6.000% due 06/01/2017	44	45
Federal Home Loan Bank
3.040% due 08/02/2005 (a)	1,000	1,000
3.259% due 06/12/2006 (a)	1,000	1,000
3.270% due 06/13/2006 (a)	1,000	1,000
Freddie Mac
5.500% due 08/15/2030	10	10
9.500% due 12/01/2019	73	80
Government National Mortgage Association
4.000% due 02/20/2032 (a)	86	87
6.000% due 03/15/2032	16	17

Total U.S. Government Agencies (Cost $8,405)		8,406

U.S. TREASURY OBLIGATIONS 5.9%

Treasury Inflation Protected Securities (c)
3.375% due 01/15/2007	160	165
3.625% due 01/15/2008	409	433
U.S. Treasury Notes
1.875% due 12/31/2005	390	387
2.875% due 11/30/2006	50	50
3.625% due 04/30/2007	500	500
4.125% due 05/15/2015	600	609

Total U.S. Treasury Obligations (Cost $2,151)		2,144

MORTGAGE-BACKED SECURITIES 5.2%

Banc of America Large Loan
3.420% due 11/15/2015 (a)	58	58
Bank of America Mortgage Securities, Inc.
6.548% due 07/25/2032 (a)	6	6
5.548% due 10/20/2032 (a)	8	8

Bear Stearns Adjustable Rate Mortgage Trust
4.716% due 12/25/2033 (a)	$25	$25
4.247% due 01/25/2034 (a)	22	22
3.594% due 02/25/2034 (a)	26	26
Bear Stearns Commercial Mortgage Securities, Inc.
3.436% due 05/14/2016 (a)	100	100
Commercial Mortgage Pass-Through Certificates
3.420% due 07/15/2015 (a)	100	100
Countrywide Home Loan Mortgage Pass Through Trust
3.654% due 06/25/2035 (a)	100	100
CS First Boston Mortgage Securities Corp.
3.226% due 03/25/2032 (a)	90	90
5.721% due 05/25/2032 (a)	6	6
Fieldstone Mortgage Investment Corp.
3.534% due 11/25/2033 (a)	57	57
First Republic Mortgage Loan Trust
3.520% due 08/15/2032 (a)	130	130
Greenpoint Mortgage Funding Trust
3.534% due 05/25/2045 (a)	290	290
Harborview Mortgage Loan Trust
3.480% due 05/19/2035 (a)	296	295
Mellon Residential Funding Corp.
3.660% due 12/15/2030 (a)	45	45
SACO I, Inc.
3.504% due 07/25/2019 (a)	58	58
Sequoia Mortgage Funding Co.
0.800% due 10/21/2007 (b)	1,077	9
Structured Asset Mortgage Investments, Inc.
3.590% due 09/19/2032 (a)	55	54
3.310% due 06/19/2035 (a)	298	299
Structured Asset Securities Corp.
3.814% due 07/25/2032 (a)	11	11
3.604% due 01/25/2033 (a)	4	4
3.814% due 11/25/2033 (a)	2	2
Washington Mutual Mortgage Securities Corp.
3.584% due 12/25/2027 (a)	59	59
5.126% due 10/25/2032 (a)	7	7
3.904% due 06/25/2042 (a)	50	51

Total Mortgage-Backed Securities (Cost $1,912)		1,912

ASSET-BACKED SECURITIES 7.7%

AAA Trust
3.414% due 11/26/2035 (a)	262	262
Ameriquest Mortgage Securities, Inc.
3.874% due 06/25/2034 (a)	47	47
Argent Securities, Inc.
3.494% due 11/25/2034 (a)	30	30
Bear Stearns Asset-Backed Securities, Inc.
3.454% due 07/25/2022 (a)	23	23
3.644% due 10/25/2032 (a)	5	5
3.514% due 06/15/2043 (a)	27	27
CDC Mortgage Capital Trust
3.684% due 08/25/2033 (a)	2	2
Centex Home Equity
3.614% due 09/25/2033 (a)	9	9
3.414% due 03/25/2034 (a)	8	8
Chase Credit Card Master Trust
3.350% due 01/15/2008 (a)	100	100
Chase Funding Loan Acquisition Trust
3.644% due 01/25/2033 (a)	35	35
Citifinancial Mortgage Securities, Inc.
3.624% due 05/25/2033 (a)	7	7
Countrywide Asset-Backed Certificates
3.504% due 09/25/2021 (a)	48	48
3.504% due 10/25/2021 (a)	25	24
3.464% due 12/25/2022 (a)	129	129
3.200% due 08/25/2023 (a)	6	5
3.464% due 10/25/2023 (a)	66	66
3.464% due 01/25/2024 (a)	53	53
3.554% due 12/25/2031 (a)	11	11
3.684% due 05/25/2032 (a)	3	3
3.404% due 08/25/2035 (a)	263	263

See accompanying notes	June 30, 2005	Semi-Annual Report	9

Schedule of Investments (Cont.)

Short-Term Portfolio

June 30, 2005 (Unaudited)

Principal
Amount	Value
(000s)	(000s)

CS First Boston Mortgage Securities Corp.
3.664% due 07/25/2032 (a)	$9	$9
3.684% due 08/25/2032 (a)	7	7
Equifirst Mortgage Loan Trust
3.414% due 01/25/2034 (a)	51	51
First Franklin Mortgage Loan Trust Asset-Backed Certificates
2.820% due 03/25/2034 (a)	15	15
3.444% due 10/25/2034 (a)	55	55
Fremont Home Loan Trust
3.464% due 07/25/2034 (a)	32	32
3.424% due 01/25/2035 (a)	221	221
GSAMP Trust
3.464% due 08/25/2034 (a)	25	25
HFC Home Equity Loan Asset-Backed Certificates
3.610% due 10/20/2032 (a)	24	24
Home Equity Asset Trust
3.774% due 02/25/2033 (a)	5	5
3.724% due 03/25/2033 (a)	3	3
Home Equity Mortgage Trust
3.464% due 12/25/2034 (a)	23	23
3.434% due 07/25/2035 (a)	252	252
Irwin Home Equity Loan Trust
3.584% due 07/25/2032 (a)	16	16
3.464% due 01/25/2034 (a)	59	59
Long Beach Mortgage Loan Trust
3.634% due 06/25/2033 (a)	9	9
Merrill Lynch Mortgage Investors, Inc.
3.654% due 02/25/2034 (a)	12	12
Morgan Stanley Asset-Backed Securities Capital I, Inc.
3.654% due 08/25/2033 (a)	17	17
3.454% due 08/25/2034 (a)	15	15
3.464% due 10/25/2034 (a)	49	49
Novastar Home Equity Loan
3.644% due 09/25/2031 (a)	6	6
Renaissance Home Equity Loan Trust
3.754% due 08/25/2033 (a)	48	48
3.814% due 12/25/2033 (a)	158	159
3.674% due 11/25/2034 (a)	74	74
Residential Asset Mortgage Products, Inc.
3.474% due 09/25/2013 (a)	67	67
3.464% due 06/25/2024 (a)	7	7
3.454% due 05/25/2026 (a)	54	54
3.644% due 12/25/2033 (a)	22	22
Residential Asset Securities Corp.
3.434% due 06/25/2025 (a)	5	5
Saxon Asset Securities Trust
3.584% due 01/25/2032 (a)	1	1
3.714% due 12/25/2032 (a)	2	2
3.614% due 06/25/2033 (a)	12	12
Sears Credit Account Master Trust
3.600% due 11/17/2009 (a)	100	100
SLM Student Loan Trust
3.141% due 07/27/2009 (a)	38	38
3.141% due 04/25/2010 (a)	86	86
3.450% due 06/15/2011 (a)	14	14
Wells Fargo Home Equity Trust
3.484% due 02/25/2018 (a)	66	66

Total Asset-Backed Securities (Cost $2,814)		2,817

SOVEREIGN ISSUES 1.9%

Republic of Brazil
4.250% due 04/15/2006 (a)	46	47
10.000% due 01/16/2007	10	11
4.313% due 04/15/2009 (a)	177	176
9.230% due 06/29/2009 (a)	150	174
4.313% due 04/15/2012 (a)	108	104
Russian Federation
8.750% due 07/24/2005	60	60
10.000% due 06/26/2007	100	110

Total Sovereign Issues (Cost $671)		682

SHORT-TERM INSTRUMENTS 45.0%
Commercial Paper 40.0%
Bank of Ireland
3.190% due 08/22/2005		$900	$896
Barclays U.S. Funding Corp.
3.290% due 09/06/2005		700	696
Carolina Power & Light Co.
3.670% due 10/11/2005		100	99
CBA (de) Finance
3.160% due 08/08/2005		100	100
CDC IXIS Commercial Paper, Inc.
3.080% due 07/19/2005		900	899
Danske Corp.
3.250% due 09/07/2005		900	894
Den Norske Bank ASA
2.980% due 07/14/2005		100	100
Dexia Delaware LLC
3.220% due 09/19/2005		800	794
Fannie Mae
3.030% due 08/03/2005		300	299
3.172% due 08/31/2005		900	895
Federal Home Loan Bank
3.030% due 08/08/2005		900	897
Florida Power Corp.
3.710% due 11/01/2005		100	99
Freddie Mac
3.020% due 08/02/2005		300	299
2.996% due 08/09/2005		300	299
3.238% due 11/01/2005		400	395
HBOS Treasury Services PLC
3.100% due 07/28/2005		900	898
3.255% due 09/07/2005		100	99
Nordea North America, Inc.
3.120% due 08/03/2005		900	897
Rabobank USA Financial Corp.
3.360% due 07/01/2005		1,000	1,000
Skandinaviska Enskilda Banken AB (SEB)
3.180% due 08/19/2005		400	398
3.310% due 09/15/2005		500	496
Svenska Handelsbanken, Inc.
3.155% due 08/03/2005		700	698
TotalFinaElf Capital S.A.
3.370% due 07/01/2005		700	700
UBS Finance Delaware LLC
3.390% due 07/01/2005		500	500
3.060% due 07/08/2005		100	100
3.285% due 10/03/2005		500	495
Westpac Capital Corp.
3.010% due 07/08/2005		700	700

			14,642

French Treasury Bills 3.7%
1.562% due 07/28/2005-09/22/2005	EC	1,140	1,374

Repurchase Agreement 1.1%
State Street Bank
2.650% due 07/01/2005		$389	389

(Dated 06/30/2005. Collateralized by Freddie Mac 2.125% due 11/15/2005 valued at $399. Repurchase proceeds are $389.)
U.S. Treasury Bills 0.2%
2.931% due 09/01/2005- 09/15/2005 (d)(f)		90	90

Total Short-Term Instruments (Cost $16,502)			16,495

Total Investments (e) 101.2%			$37,071
(Cost $37,078)
Other Assets and Liabilities (Net) (1.2%)			(446)

Net Assets 100.0%			$36,625

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a) Variable rate security.

(b) Interest only security.

(c) Principal amount of security is adjusted for inflation.

(d) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(e) As of June 30, 2005, portfolio securities with an aggregate market value of $747 were valued with reference to securities whose prices are more readily obtainable.

(f) Securities with an aggregate market value of $90 have been segregated with the custodian to cover margin requirements for the following open futures contracts at June 30, 2005:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Eurodollar March Long Futures	03/2006	20	$25
Eurodollar June Long Futures	06/2006	13	(1)
Eurodollar September Long Futures	09/2005	6	(5)
Euribor Written Put Options Strike @ 97.500	09/2005	20	11

			$30

10	Semi-Annual Report	June 30, 2005	See accompanying notes

(g) Swap agreements outstanding at June 30, 2005:

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount	Unrealized (Depreciation)
Goldman Sachs & Co.	3-month USD-LIBOR	Receive	5.000%	12/15/2015	$100	$0
J.P. Morgan Chase & Co.	3-month USD-LIBOR	Receive	3.000%	07/20/2005	3,000	(1)

						$(1)

Credit Default Swaps
Counterparty	Reference Entity	Buy/Sell Protection	Pay/Receive Fixed rate	Expiration Date	Notional Amount	Unrealized Appreciation
Lehman Brothers, Inc.	Russian Federation, 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	1.000%	07/28/2005	$100	$0

(h) Short sales open at June 30, 2005 were as follows:
Type		Coupon (%)	Maturity	Par	Value	Proceeds
U.S. Treasury Note		5.000	02/15/2011	200	$213	$212
U.S. Treasury Note		4.250	08/15/2013	610	625	626

					$838	$838

(i) Forward foreign currency contracts outstanding at June 30, 2005:
Type	Currency	Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized (Depreciation)
Buy	JY	29,693	07/2005	$ 0	$(11)	$(11)
Sell	EC	1,166	07/2005	0	(3)	(3)

				$ 0	$(14)	$(14)

See accompanying notes	June 30, 2005	Semi-Annual Report	11

Notes to Financial Statements

June 30, 2005

1. Organization

The Short-Term Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented in these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed-income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open. Market value is generally determined on the basis of last reported sales price, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed-income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as a component of interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from financial accounting principles generally accepted in the United States of America (“GAAP”). Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported in the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized

12	Semi-Annual Report	June 30, 2005

and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative and servicing fees.

Delayed-Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Portfolio are maintained in U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollar based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout reports are defined as follows:

EC	-	Euro
JY	-	Japanese Yen

Forward Currency Transactions. The Portfolio may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Inflation-Indexed Bonds. The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

Stripped Mortgage-Backed Securities. The Portfolio may invest in stripped mortgage-backed securities (SMBS). SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated

June 30, 2005	Semi-Annual Report	13

Notes to Financial Statements (Cont.)

June 30, 2005

payments of principal, the Portfolio may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Short Sales. The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and interest payable on such securities, if any, is reflected as a liability in the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return, forward spread lock, and credit default swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms and the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss in the Statements of Operations upon termination of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received by the Portfolio are included as part of realized gain (loss) on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

As a result of a FASB Emerging Issues Task Force (“EITF”) consensus, No. 03-11, and related SEC staff guidance, the Portfolio has reclassified periodic payments made or received under swap agreements, which were previously included within miscellaneous income, to a component of realized gain (loss) in the Statement of Operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year’s Statement of Changes in Net Assets and the per share amounts in the prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly.

U.S. Government Agencies or Government-Sponsored Enterprises. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U. S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their

14	Semi-Annual Report	June 30, 2005

duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary of Allianz Global Investors of America L.P., formerly known as Allianz Dresdner Asset Management of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.20%.

Servicing Fee. Allianz Global Investors Distributors, LLC (the “Distributor”), formerly known as PA Distributors LLC (“PAD”), is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributor was 0.15% during current fiscal year.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current period ended June 30, 2005, each unaffiliated Trustee received an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, each Committee Chair received an additional annual retainer of $500 and each Audit Committee Chair received an additional annual retainer of $1,500. These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4. Purchases and Sales of Securities

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2005 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$15,690	$9,475	$6,426	$2,353

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

Premium
Balance at 12/31/2004	$6
Sales	0
Closing Buys	(3)
Expirations	(3)
Exercised	0
Balance at 06/30/2005	$0

June 30, 2005	Semi-Annual Report	15

Notes to Financial Statements (Cont.)

June 30, 2005

6. Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2005		Year Ended 12/31/2004
	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	1,135	$11,443	2,098	$21,164
Administrative Class	191	1,934	327	3,299

Issued as reinvestment of distributions

Institutional Class	35	349	37	375
Administrative Class	9	86	11	109

Cost of shares redeemed

Institutional Class	(848)	(8,543)	(1,102)	(11,131)
Administrative Class	(220)	(2,221)	(106)	(1,069)

Net increase resulting from Portfolio share transactions	302	$3,048	1,265	$12,747

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held
Institutional Class	2	100
Administrative Class	2	100

7. Federal Income Tax Matters

At June 30, 2005, the aggregate cost of investments was the same for federal income tax and financial statement purposes. The net unrealized appreciation (depreciation) of investment securities for federal income tax purposes is as follows (amounts in thousands):

Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized (Depreciation)
$ 29	$ (36)	$ (7)

8. Regulatory & Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, Allianz Global Investors (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.), PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and Allianz Global Investors Distributors LLC (“AGID”), in connection with the same matter. In the New Jersey Settlement, AGI, PEA and AGID neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and AGID had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, AGID, and certain of their affiliates, including PIMCO Funds (formerly, PIMCO Funds: Pacific Investment Management Series), Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series), and the Trustees of the Trust (in their capacity as Trustees of the PIMCO or Allianz Funds), have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits

16	Semi-Annual Report	June 30, 2005

concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO and Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the Allianz and PIMCO Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the PIMCO Funds’ Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the Allianz and PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

On April 11, 2005, the Attorney General of the State of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia (the “West Virginia Complaint”) against Allianz Global Investors Fund Management LLC (formerly PA Fund Management LLC) (“AGIF”), PEA and AGID alleging, among other things, that they improperly allowed broker-dealers, hedge funds and investment advisers to engage in frequent trading of various open-end funds advised or distributed by AGIF and certain of its affiliates in violation of the funds’ stated restrictions on “market timing.” On May 31, 2005, AGIF, PEA and AGID, along with the other mutual fund defendants in the action, removed the action to the U.S. District Court for the District of West Virginia. The West Virginia Complaint also names numerous other defendants unaffiliated with AGIF in separate claims alleging improper market timing and/or late trading of open-end investment companies advised or distributed by such other defendants. The West Virginia Complaint seeks injunctive relief, civil monetary penalties, investigative costs and attorney’s fees.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, AGID and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser, and AGID could be barred from serving as principal underwriter, to any registered investment company, including the Portfolios of the Trust. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, AGID, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order. If the West Virginia Attorney General were to obtain a court injunction against AGIF, PEA or AGID, the Applicants would, in turn, seek exemptive relief under Section 9(c) with respect to that matter, although there is no assurance that such exemptive relief would be granted.

The foregoing speaks only as of the date of this report. It is possible that these matters and/or other developments resulting from these matters could result in increased Portfolio redemptions or other adverse consequences to the Portfolio. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Portfolio.

June 30, 2005	Semi-Annual Report	17

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

PIMCO VARIABLE INSURANCE TRUST

SHORT-TERM PORTFOLIO

INSTITUTIONAL CLASS

SEMI-ANNUAL REPORT
June 30, 2005

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust prospectus. Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. This and other information is contained in the Portfolio’s prospectus. Please read the prospectus carefully before you invest or send money.

Chairman’s Letter

Dear Shareholder:

We are pleased to present this semi-annual report for the PIMCO Variable Insurance Trust, covering the six-month period ended June 30, 2005.

Bonds generally rallied worldwide during the first half of 2005, as intermediate and long-term interest rates fell, risk appetites for credit-sensitive assets revived somewhat and signs of a global economic slowdown emerged. In the U.S., fixed income returns were also positive overall for the first six months of 2005, as second quarter gains generally offset losses in the first quarter.

The phenomenon of decreasing longer-dated yields amid a tightening cycle by the Federal Reserve—dubbed a “conundrum” by Fed Chairman Alan Greenspan—continued throughout the six-month period. Amidst the explanation of the “conundrum,” several factors emerge. First, inflation remains relatively contained, while weakness in the manufacturing data signaled that the U.S. economy could be poised to slow down. Second, Asian central banks continued to buy Treasuries to keep their currencies from appreciating versus the U.S. dollar, thereby helping to finance the U.S. trade deficit. Finally, demand from U.S. pension funds to reduce the mismatch between the duration of their assets and liabilities provided support for longer-dated bonds.

On the following pages you will find details on the Portfolio and its total return investment performance, including our discussion of the primary factors that affected performance during the six-month reporting period.

We appreciate the trust you have placed in us, and we will strive to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

July 31, 2005

June 30, 2005	Semi-Annual Report	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of fifteen separate investment portfolios. Each portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of a portfolio directly. Shares of a portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: real rate risk, derivative risk, small company risk, non-U.S. security risk, high-yield security risk and specific sector investment risks. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a portfolio could not close out a position when it would be most advantageous to do so. A Portfolio investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified portfolio. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

Inflation-indexed bonds issued by the U.S. Government, also known as “TIPS”, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Repayment upon maturity of the original principal as adjusted for inflation is guaranteed by the U.S. Government. Neither the current market value of inflation-indexed bonds nor the value of shares of a portfolio that invests in inflation-indexed bonds is guaranteed, and either or both may fluctuate.

On the performance summary page in this semi-annual report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay (i) on Portfolio distributions or (ii) the redemption of Portfolio shares. The Portfolio’s performance also does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns.

An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the SEC’s website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

2	Semi-Annual Report	June 30, 2005

Important Information (continued)

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this semi-annual report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from January 1, 2005 to June 30, 2005.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel or litigation expense).

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

June 30, 2005	Semi-Annual Report	3

Short-Term Portfolio

CUMULATIVE RETURNS THROUGH JUNE 30, 2005

              Short-Term Portfolio              Citigroup 3-Month
              Institutional Class              Treasury Bill Index
              --------------------           ----------------------
 4/30/2000            $10,000                      $10,000
 5/31/2000             10,058                       10,049
 6/30/2000             10,114                       10,096
 7/31/2000             10,174                       10,145
 8/31/2000             10,249                       10,195
 9/30/2000             10,318                       10,246
10/31/2000             10,377                       10,299
11/30/2000             10,433                       10,352
12/31/2000             10,464                       10,407
 1/31/2001             10,539                       10,460
 2/28/2001             10,600                       10,505
 3/31/2001             10,644                       10,552
 4/30/2001             10,664                       10,592
 5/31/2001             10,727                       10,631
 6/30/2001             10,746                       10,665
 7/31/2001             10,852                       10,699
 8/31/2001             10,914                       10,731
 9/30/2001             11,005                       10,762
10/31/2001             11,075                       10,790
11/30/2001             11,104                       10,813
12/31/2001             11,153                       10,832
 1/31/2002             11,155                       10,849
 2/28/2002             11,171                       10,864
 3/31/2002             11,177                       10,879
 4/30/2002             11,230                       10,895
 5/31/2002             11,269                       10,911
 6/30/2002             11,293                       10,927
 7/31/2002             11,292                       10,943
 8/31/2002             11,335                       10,958
 9/30/2002             11,356                       10,974
10/31/2002             11,404                       10,989
11/30/2002             11,477                       11,003
12/31/2002             11,508                       11,016
 1/31/2003             11,548                       11,028
 2/28/2003             11,582                       11,038
 3/31/2003             11,615                       11,049
 4/30/2003             11,648                       11,060
 5/31/2003             11,679                       11,071
 6/30/2003             11,694                       11,081
 7/31/2003             11,652                       11,090
 8/31/2003             11,656                       11,099
 9/30/2003             11,715                       11,108
10/31/2003             11,707                       11,117
11/30/2003             11,720                       11,126
12/31/2003             11,761                       11,134
 1/31/2004             11,773                       11,143
 2/29/2004             11,795                       11,151
 3/31/2004             11,807                       11,160
 4/30/2004             11,796                       11,169
 5/31/2004             11,807                       11,178
 6/30/2004             11,806                       11,187
 7/31/2004             11,832                       11,198
 8/31/2004             11,856                       11,210
 9/30/2004             11,871                       11,223
10/31/2004             11,899                       11,238
11/30/2004             11,905                       11,254
12/31/2004             11,931                       11,273
 1/31/2005             11,951                       11,293
 2/28/2005             11,959                       11,313
 3/31/2005             11,984                       11,336
 4/30/2005             12,022                       11,361
 5/31/2005             12,050                       11,388
 6/30/2005             12,079                       11,415

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Institutional Class.

SECTOR BREAKDOWN‡

Short-Term Instruments	44.5%
U.S. Government Agencies	22.7%
Corporate Bonds & Notes	12.4%
Asset-Backed Securities	7.6%
U.S. Treasury Obligations	5.8%
Mortgage-Backed Securities	5.2%
Other	1.8%

‡% of Total Investments as of June 30, 2005

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended June 30, 2005

		6 Months	1 Year	5 Years*	Since Inception*
	Short-Term Portfolio Institutional Class (Inception 04/28/00)	1.24%	2.31%	3.61%	3.72%
- - - - - - -	Citigroup 3-Month Treasury Bill Index	1.26%	2.04%	2.49%	—
	* Annualized. All Portfolio returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Please refer to page 2 herein for an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$1,012.40	$1,022.56
Expenses Paid During Period†	$2.25	$2.26

†Expenses are equal to the Portfolio’s Institutional Class annualized expense ratio of 0.45%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The Short-Term Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities.

•	The Portfolio’s Institutional Class shares returned 1.24% for the six-month period ended June 30, 2005, in line with the 1.26% return of the benchmark Citigroup 3-Month Treasury Bill Index during the same period.

•	Above-benchmark duration in the U.S. was negative for returns as U.S. rates rose, but exposure to European duration helped mitigate this effect as these rates fell during the period.

•	Broad U.S. curve exposure detracted from returns as rates increased, but this was slightly offset by the structural yield advantage of this strategy.
•	Forward exposure to short-maturity rates added value throughout the year. These yields rose less than markets expected as the Federal Reserve continued to raise interest rates.

•	An emphasis on mortgage securities added yield, but mortgages lagged similar-duration Treasuries on a total return basis. Security selection within the mortgage sector added to returns.

•	Security selection within the corporates sector was positive, even though spreads widened amid concern about the auto sector and corporate restructurings.

•	A tactical allocation to real return bonds detracted from performance, as nominal yields in general fell more than real yields.

•	Emerging markets investments were positive, as fundamentals such as trade surpluses and currency reserves continued to improve.

4	Semi-Annual Report	June 30, 2005

Financial Highlights

Short-Term Portfolio (Institutional Class)

Selected Per Share Data for the Year or Period Ended:	06/30/2005†	12/31/2004	12/31/2003	12/31/2002	12/31/2001		04/28/2000- 12/31/2000

Net asset value beginning of period	$10.08	$10.10	$10.08	$10.08	$10.01		$10.00
Net investment income (a)	0.12	0.14	0.14	0.30	0.53		0.45
Net realized/unrealized gain on investments (a)	0.00	0.00	0.08	0.01	0.12		0.01
Total income from investment operations	0.12	0.14	0.22	0.31	0.65		0.46
Dividends from net investment income	(0.12)	(0.14)	(0.19)	(0.30)	(0.54)		(0.45)
Distributions from net realized capital gains	0.00	(0.02)	(0.01)	(0.01)	(0.04)		0.00
Total distributions	(0.12)	(0.16)	(0.20)	(0.31)	(0.58)		(0.45)
Net asset value end of period	$10.08	$10.08	$10.10	$10.08	$10.08		$10.01
Total return	1.24%	1.45%	2.20%	3.18%	6.59%		4.64%
Net assets end of period (000s)	$28,556	$25,320	$14,932	$4,893	$4,093		$3,388
Ratio of net expenses to average net assets	0.45%*	0.45%	0.45%	0.45%	0.47	%(b)(c)	0.45%*
Ratio of net investment income to average net assets	2.47%*	1.34%	1.36%	2.99%	5.27%		6.56%*
Portfolio turnover rate	60%	251%	199%	60%	94%		281%

†	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest expense is 0.45%.
(c)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.46%.

See accompanying notes	June 30, 2005	Semi-Annual Report	5

Statement of Assets and Liabilities

Short-Term Portfolio

June 30, 2005 (Unaudited)

Amounts in thousands, except per share amounts

Assets:

Investments, at value	$37,071
Cash	1
Receivable for investments sold on delayed-delivery basis	838
Receivable for Portfolio shares sold	87
Interest and dividends receivable	112
Swap premiums paid	1
38,110

Liabilities:

Payable for investments purchased on delayed-delivery basis	$611
Unrealized depreciation on forward foreign currency contracts	14
Payable for short sale	838
Payable for Portfolio shares redeemed	1
Accrued investment advisory fee	7
Accrued administration fee	6
Accrued servicing fee	1
Variation margin payable	1
Swap premiums received	5
Unrealized depreciation on swap agreements	1
1,485

Net Assets	$36,625

Net Assets Consist of:

Paid in capital	$36,624
Undistributed net investment income	19
Accumulated undistributed net realized (loss)	(23)
Net unrealized appreciation	5
$36,625

Net Assets:

Institutional Class	$28,556
Administrative Class	8,069

Shares Issued and Outstanding:

Institutional Class	2,834
Administrative Class	801

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Institutional Class	$10.08
Administrative Class	10.08

Cost of Investments Owned	$37,078

6	Semi-Annual Report	June 30, 2005	See accompanying notes

Statement of Operations

Short-Term Portfolio

Amounts in thousands
Six Months Ended June 30, 2005 (Unaudited)
Investment Income:

Interest	$516
Total Income	516

Expenses:

Investment advisory fees	44
Administration fees	35
Distribution and/or servicing fees - Administrative Class	6
Total Expenses	85

Net Investment Income	431

Net Realized and Unrealized Gain (Loss):

Net realized (loss) on investments	(14)
Net realized gain on futures contracts and swaps	19
Net realized gain on foreign currency transactions	7
Net change in unrealized (depreciation) on investments	(10)
Net change in unrealized appreciation on futures contracts and swaps	5
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(20)
Net (Loss)	(13)

Net Increase in Net Assets Resulting from Operations	$418

See accompanying notes	June 30, 2005	Semi-Annual Report	7

Statements of Changes in Net Assets

Short-Term Portfolio

Amounts in thousands
	Six Months Ended June 30, 2005 (Unaudited)	Year Ended December 31, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income	$431	$385
Net realized gain	12	86
Net change in unrealized (depreciation)	(25)	(18)
Net increase resulting from operations	418	453

Distributions to Shareholders:

From net investment income
Institutional Class	(349)	(323)
Administrative Class	(86)	(90)

From net realized capital gains
Institutional Class	0	(54)
Administrative Class	0	(19)

Total Distributions	(435)	(486)

Portfolio Share Transactions:

Receipts for shares sold
Institutional Class	11,443	21,164
Administrative Class	1,934	3,299

Issued as reinvestment of distributions
Institutional Class	349	375
Administrative Class	86	109

Cost of shares redeemed
Institutional Class	(8,543)	(11,131)
Administrative Class	(2,221)	(1,069)
Net increase resulting from Portfolio share transactions	3,048	12,747

Total Increase in Net Assets	3,031	12,714

Net Assets:

Beginning of period	33,594	20,880

End of period*	$36,625	$33,594

*Including undistributed net investment income of:	$19	$23

8	Semi-Annual Report	June 30, 2005	See accompanying notes

Schedule of Investments

Short-Term Portfolio

June 30, 2005 (Unaudited)

Principal
Amount	Value
(000s)	(000s)

CORPORATE BONDS & NOTES 12.6%
Banking & Finance 3.4%
Duke Capital LLC
6.250% due 07/15/2005	$100	$100
Ford Motor Credit Co.
6.875% due 02/01/2006	300	303
General Motors Acceptance Corp.
4.395% due 10/20/2005 (a)	70	70
6.750% due 01/15/2006	30	30
Goldman Sachs Group LP
3.778% due 06/28/2010 (a)	160	160
Goldman Sachs Group, Inc.
3.380% due 08/01/2006 (a)	200	200
Household Finance Corp.
6.700% due 11/15/2005	40	40
HSBC Finance Corp.
3.270% due 05/10/2007 (a)	170	170
NiSource Finance Corp.
7.625% due 11/15/2005	100	101
PPL Capital Funding Trust I
7.290% due 05/18/2006	80	82

		1,256

Industrials 6.5%
AmeriGas Partners LP
10.000% due 04/15/2006	50	52
AOL Time Warner, Inc.
6.125% due 04/15/2006	200	203
Caesars Entertainment, Inc.
7.875% due 12/15/2005	150	153
Columbia Energy Group
6.800% due 11/28/2005	100	101
Comcast Continental Cablevision, Inc.
8.875% due 09/15/2005	100	101
Constellation Brands, Inc.
8.625% due 08/01/2006	60	63
CSC Holdings, Inc.
7.875% due 12/15/2007	100	104
DaimlerChrysler NA Holding Corp.
6.400% due 05/15/2006	200	204
3.890% due 05/24/2006 (a)	150	150
3.610% due 03/07/2007 (a)	50	50
Delhaize America, Inc.
7.375% due 04/15/2006	30	31
Enterprise Products Operating LP
4.000% due 10/15/2007	30	30
Georgia-Pacific Corp.
7.500% due 05/15/2006	130	134
Halliburton Co.
4.650% due 10/17/2005 (a)	200	201
Harrah’s Operating Co., Inc.
7.875% due 12/15/2005	30	31
HCA, Inc.
7.125% due 06/01/2006	50	51
HJ Heinz Co.
6.189% due 12/01/2005 (a)	150	151
Kroger Co.
7.625% due 09/15/2006	100	104
La Quinta Inns
7.400% due 09/15/2005	30	30
Mirage Resorts, Inc.
6.750% due 08/01/2007	100	104
Smurfit Capital Funding PLC
6.750% due 11/20/2005	30	30
TCI Communications, Inc.
8.000% due 08/01/2005	100	100
Tyco International Group S.A.
6.375% due 02/15/2006	100	101
Yum! Brands, Inc.
8.500% due 04/15/2006	100	103

		2,382

Utilities 2.7%
CenterPoint Energy Resources Corp.
8.125% due 07/15/2005	$100	$100
Dominion Resources, Inc.
3.568% due 05/15/2006 (a)	200	201
Entergy Gulf States, Inc.
3.600% due 06/01/2008	100	98
GPU, Inc.
7.700% due 12/01/2005	50	51
Ohio Edison Co.
4.000% due 05/01/2008	30	30
Pacific Gas & Electric Co.
4.204% due 04/03/2006 (a)	18	18
Progress Energy, Inc.
6.750% due 03/01/2006	100	102
PSEG Power LLC
6.875% due 04/15/2006	100	102
PSI Energy, Inc.
6.500% due 08/01/2005 (a)	100	100
Southwestern Electric Power
4.500% due 07/01/2005	150	150
TXU Energy Co. LLC
3.920% due 01/17/2006 (a)	25	25

		977

Total Corporate Bonds & Notes (Cost $4,623)		4,615

U.S. GOVERNMENT AGENCIES 22.9%

Fannie Mae
3.155% due 10/21/2005 (a)	700	700
3.179% due 05/22/2006 (a)	1,000	1,000
3.220% due 09/06/2005 (a)	1,300	1,300
3.235% due 09/07/2006 (a)	700	700
3.319% due 09/22/2006 (a)	1,000	1,000
3.434% due 03/25/2034 (a)	156	156
3.464% due 08/25/2034 (a)	72	71
4.003% due 10/01/2031 (a)	39	39
4.500% due 02/25/2008	45	45
5.500% due 11/01/2016	152	156
6.000% due 06/01/2017	44	45
Federal Home Loan Bank
3.040% due 08/02/2005 (a)	1,000	1,000
3.259% due 06/12/2006 (a)	1,000	1,000
3.270% due 06/13/2006 (a)	1,000	1,000
Freddie Mac
5.500% due 08/15/2030	10	10
9.500% due 12/01/2019	73	80
Government National Mortgage Association
4.000% due 02/20/2032 (a)	86	87
6.000% due 03/15/2032	16	17

Total U.S. Government Agencies (Cost $8,405)		8,406

U.S. TREASURY OBLIGATIONS 5.9%

Treasury Inflation Protected Securities (c)
3.375% due 01/15/2007	160	165
3.625% due 01/15/2008	409	433
U.S. Treasury Notes
1.875% due 12/31/2005	390	387
2.875% due 11/30/2006	50	50
3.625% due 04/30/2007	500	500
4.125% due 05/15/2015	600	609

Total U.S. Treasury Obligations (Cost $2,151)		2,144

MORTGAGE-BACKED SECURITIES 5.2%

Banc of America Large Loan
3.420% due 11/15/2015 (a)	58	58
Bank of America Mortgage Securities, Inc.
6.548% due 07/25/2032 (a)	6	6
5.548% due 10/20/2032 (a)	8	8

Bear Stearns Adjustable Rate Mortgage Trust
4.716% due 12/25/2033 (a)	$25	$25
4.247% due 01/25/2034 (a)	22	22
3.594% due 02/25/2034 (a)	26	26
Bear Stearns Commercial Mortgage Securities, Inc.
3.436% due 05/14/2016 (a)	100	100
Commercial Mortgage Pass-Through Certificates
3.420% due 07/15/2015 (a)	100	100
Countrywide Home Loan Mortgage Pass Through Trust
3.654% due 06/25/2035 (a)	100	100
CS First Boston Mortgage Securities Corp.
3.226% due 03/25/2032 (a)	90	90
5.721% due 05/25/2032 (a)	6	6
Fieldstone Mortgage Investment Corp.
3.534% due 11/25/2033 (a)	57	57
First Republic Mortgage Loan Trust
3.520% due 08/15/2032 (a)	130	130
Greenpoint Mortgage Funding Trust
3.534% due 05/25/2045 (a)	290	290
Harborview Mortgage Loan Trust
3.480% due 05/19/2035 (a)	296	295
Mellon Residential Funding Corp.
3.660% due 12/15/2030 (a)	45	45
SACO I, Inc.
3.504% due 07/25/2019 (a)	58	58
Sequoia Mortgage Funding Co.
0.800% due 10/21/2007 (b)	1,077	9
Structured Asset Mortgage Investments, Inc.
3.590% due 09/19/2032 (a)	55	54
3.310% due 06/19/2035 (a)	298	299
Structured Asset Securities Corp.
3.814% due 07/25/2032 (a)	11	11
3.604% due 01/25/2033 (a)	4	4
3.814% due 11/25/2033 (a)	2	2
Washington Mutual Mortgage Securities Corp.
3.584% due 12/25/2027 (a)	59	59
5.126% due 10/25/2032 (a)	7	7
3.904% due 06/25/2042 (a)	50	51

Total Mortgage-Backed Securities (Cost $1,912)		1,912

ASSET-BACKED SECURITIES 7.7%

AAA Trust
3.414% due 11/26/2035 (a)	262	262
Ameriquest Mortgage Securities, Inc.
3.874% due 06/25/2034 (a)	47	47
Argent Securities, Inc.
3.494% due 11/25/2034 (a)	30	30
Bear Stearns Asset-Backed Securities, Inc.
3.454% due 07/25/2022 (a)	23	23
3.644% due 10/25/2032 (a)	5	5
3.514% due 06/15/2043 (a)	27	27
CDC Mortgage Capital Trust
3.684% due 08/25/2033 (a)	2	2
Centex Home Equity
3.614% due 09/25/2033 (a)	9	9
3.414% due 03/25/2034 (a)	8	8
Chase Credit Card Master Trust
3.350% due 01/15/2008 (a)	100	100
Chase Funding Loan Acquisition Trust
3.644% due 01/25/2033 (a)	35	35
Citifinancial Mortgage Securities, Inc.
3.624% due 05/25/2033 (a)	7	7
Countrywide Asset-Backed Certificates
3.504% due 09/25/2021 (a)	48	48
3.504% due 10/25/2021 (a)	25	24
3.464% due 12/25/2022 (a)	129	129
3.200% due 08/25/2023 (a)	6	5
3.464% due 10/25/2023 (a)	66	66
3.464% due 01/25/2024 (a)	53	53
3.554% due 12/25/2031 (a)	11	11
3.684% due 05/25/2032 (a)	3	3
3.404% due 08/25/2035 (a)	263	263

See accompanying notes	June 30, 2005	Semi-Annual Report	9

Schedule of Investments (Cont.)

Short-Term Portfolio

June 30, 2005 (Unaudited)

Principal
Amount	Value
(000s)	(000s)

CS First Boston Mortgage Securities Corp.
3.664% due 07/25/2032 (a)	$9	$9
3.684% due 08/25/2032 (a)	7	7
Equifirst Mortgage Loan Trust
3.414% due 01/25/2034 (a)	51	51
First Franklin Mortgage Loan Trust Asset-Backed Certificates
2.820% due 03/25/2034 (a)	15	15
3.444% due 10/25/2034 (a)	55	55
Fremont Home Loan Trust
3.464% due 07/25/2034 (a)	32	32
3.424% due 01/25/2035 (a)	221	221
GSAMP Trust
3.464% due 08/25/2034 (a)	25	25
HFC Home Equity Loan Asset-Backed Certificates
3.610% due 10/20/2032 (a)	24	24
Home Equity Asset Trust
3.774% due 02/25/2033 (a)	5	5
3.724% due 03/25/2033 (a)	3	3
Home Equity Mortgage Trust
3.464% due 12/25/2034 (a)	23	23
3.434% due 07/25/2035 (a)	252	252
Irwin Home Equity Loan Trust
3.584% due 07/25/2032 (a)	16	16
3.464% due 01/25/2034 (a)	59	59
Long Beach Mortgage Loan Trust
3.634% due 06/25/2033 (a)	9	9
Merrill Lynch Mortgage Investors, Inc.
3.654% due 02/25/2034 (a)	12	12
Morgan Stanley Asset-Backed Securities Capital I, Inc.
3.654% due 08/25/2033 (a)	17	17
3.454% due 08/25/2034 (a)	15	15
3.464% due 10/25/2034 (a)	49	49
Novastar Home Equity Loan
3.644% due 09/25/2031 (a)	6	6
Renaissance Home Equity Loan Trust
3.754% due 08/25/2033 (a)	48	48
3.814% due 12/25/2033 (a)	158	159
3.674% due 11/25/2034 (a)	74	74
Residential Asset Mortgage Products, Inc.
3.474% due 09/25/2013 (a)	67	67
3.464% due 06/25/2024 (a)	7	7
3.454% due 05/25/2026 (a)	54	54
3.644% due 12/25/2033 (a)	22	22
Residential Asset Securities Corp.
3.434% due 06/25/2025 (a)	5	5
Saxon Asset Securities Trust
3.584% due 01/25/2032 (a)	1	1
3.714% due 12/25/2032 (a)	2	2
3.614% due 06/25/2033 (a)	12	12
Sears Credit Account Master Trust
3.600% due 11/17/2009 (a)	100	100
SLM Student Loan Trust
3.141% due 07/27/2009 (a)	38	38
3.141% due 04/25/2010 (a)	86	86
3.450% due 06/15/2011 (a)	14	14
Wells Fargo Home Equity Trust
3.484% due 02/25/2018 (a)	66	66

Total Asset-Backed Securities (Cost $2,814)		2,817

SOVEREIGN ISSUES 1.9%

Republic of Brazil
4.250% due 04/15/2006 (a)	46	47
10.000% due 01/16/2007	10	11
4.313% due 04/15/2009 (a)	177	176
9.230% due 06/29/2009 (a)	150	174
4.313% due 04/15/2012 (a)	108	104
Russian Federation
8.750% due 07/24/2005	60	60
10.000% due 06/26/2007	100	110

Total Sovereign Issues (Cost $671)		682

SHORT-TERM INSTRUMENTS 45.0%
Commercial Paper 40.0%
Bank of Ireland
3.190% due 08/22/2005		$900	$896
Barclays U.S. Funding Corp.
3.290% due 09/06/2005		700	696
Carolina Power & Light Co.
3.670% due 10/11/2005		100	99
CBA (de) Finance
3.160% due 08/08/2005		100	100
CDC IXIS Commercial Paper, Inc.
3.080% due 07/19/2005		900	899
Danske Corp.
3.250% due 09/07/2005		900	894
Den Norske Bank ASA
2.980% due 07/14/2005		100	100
Dexia Delaware LLC
3.220% due 09/19/2005		800	794
Fannie Mae
3.030% due 08/03/2005		300	299
3.172% due 08/31/2005		900	895
Federal Home Loan Bank
3.030% due 08/08/2005		900	897
Florida Power Corp.
3.710% due 11/01/2005		100	99
Freddie Mac
3.020% due 08/02/2005		300	299
2.996% due 08/09/2005		300	299
3.238% due 11/01/2005		400	395
HBOS Treasury Services PLC
3.100% due 07/28/2005		900	898
3.255% due 09/07/2005		100	99
Nordea North America, Inc.
3.120% due 08/03/2005		900	897
Rabobank USA Financial Corp.
3.360% due 07/01/2005		1,000	1,000
Skandinaviska Enskilda Banken AB (SEB)
3.180% due 08/19/2005		400	398
3.310% due 09/15/2005		500	496
Svenska Handelsbanken, Inc.
3.155% due 08/03/2005		700	698
TotalFinaElf Capital S.A.
3.370% due 07/01/2005		700	700
UBS Finance Delaware LLC
3.390% due 07/01/2005		500	500
3.060% due 07/08/2005		100	100
3.285% due 10/03/2005		500	495
Westpac Capital Corp.
3.010% due 07/08/2005		700	700

			14,642

French Treasury Bills 3.7%
1.562% due 07/28/2005-09/22/2005	EC	1,140	1,374

Repurchase Agreement 1.1%
State Street Bank
2.650% due 07/01/2005		$389	389

(Dated 06/30/2005. Collateralized by Freddie Mac 2.125% due 11/15/2005 valued at $399. Repurchase proceeds are $389.)
U.S. Treasury Bills 0.2%
2.931% due 09/01/2005- 09/15/2005 (d)(f)		90	90

Total Short-Term Instruments (Cost $16,502)			16,495

Total Investments (e) 101.2%			$37,071
(Cost $37,078)
Other Assets and Liabilities (Net) (1.2%)			(446)

Net Assets 100.0%			$36,625

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a) Variable rate security.

(b) Interest only security.

(c) Principal amount of security is adjusted for inflation.

(d) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(e) As of June 30, 2005, portfolio securities with an aggregate market value of $747 were valued with reference to securities whose prices are more readily obtainable.

(f) Securities with an aggregate market value of $90 have been segregated with the custodian to cover margin requirements for the following open futures contracts at June 30, 2005:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Eurodollar March Long Futures	03/2006	20	$25
Eurodollar June Long Futures	06/2006	13	(1)
Eurodollar September Long Futures	09/2005	6	(5)
Euribor Written Put Options Strike @ 97.500	09/2005	20	11

			$30

10	Semi-Annual Report	June 30, 2005	See accompanying notes

(g) Swap agreements outstanding at June 30, 2005:

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount	Unrealized (Depreciation)
Goldman Sachs & Co.	3-month USD-LIBOR	Receive	5.000%	12/15/2015	$100	$0
J.P. Morgan Chase & Co.	3-month USD-LIBOR	Receive	3.000%	07/20/2005	3,000	(1)

						$(1)

Credit Default Swaps
Counterparty	Reference Entity	Buy/Sell Protection	Pay/Receive Fixed rate	Expiration Date	Notional Amount	Unrealized Appreciation
Lehman Brothers, Inc.	Russian Federation, 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	1.000%	07/28/2005	$100	$0

(h) Short sales open at June 30, 2005 were as follows:
Type		Coupon (%)	Maturity	Par	Value	Proceeds
U.S. Treasury Note		5.000	02/15/2011	200	$213	$212
U.S. Treasury Note		4.250	08/15/2013	610	625	626

					$838	$838

(i) Forward foreign currency contracts outstanding at June 30, 2005:
Type	Currency	Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized (Depreciation)
Buy	JY	29,693	07/2005	$ 0	$(11)	$(11)
Sell	EC	1,166	07/2005	0	(3)	(3)

				$ 0	$(14)	$(14)

See accompanying notes	June 30, 2005	Semi-Annual Report	11

Notes to Financial Statements

June 30, 2005

1. Organization

The Short-Term Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented in these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed-income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open. Market value is generally determined on the basis of last reported sales price, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed-income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as a component of interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from financial accounting principles generally accepted in the United States of America (“GAAP”). Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported in the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized

12	Semi-Annual Report	June 30, 2005

and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative and servicing fees.

Delayed-Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Portfolio are maintained in U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollar based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout reports are defined as follows:

EC	-	Euro
JY	-	Japanese Yen

Forward Currency Transactions. The Portfolio may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Inflation-Indexed Bonds. The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

Stripped Mortgage-Backed Securities. The Portfolio may invest in stripped mortgage-backed securities (SMBS). SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated

June 30, 2005	Semi-Annual Report	13

Notes to Financial Statements (Cont.)

June 30, 2005

payments of principal, the Portfolio may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Short Sales. The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and interest payable on such securities, if any, is reflected as a liability in the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return, forward spread lock, and credit default swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms and the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss in the Statements of Operations upon termination of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received by the Portfolio are included as part of realized gain (loss) on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

As a result of a FASB Emerging Issues Task Force (“EITF”) consensus, No. 03-11, and related SEC staff guidance, the Portfolio has reclassified periodic payments made or received under swap agreements, which were previously included within miscellaneous income, to a component of realized gain (loss) in the Statement of Operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year’s Statement of Changes in Net Assets and the per share amounts in the prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly.

U.S. Government Agencies or Government-Sponsored Enterprises. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U. S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their

14	Semi-Annual Report	June 30, 2005

duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary of Allianz Global Investors of America L.P., formerly known as Allianz Dresdner Asset Management of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.20%.

Servicing Fee. Allianz Global Investors Distributors, LLC (the “Distributor”), formerly known as PA Distributors LLC (“PAD”), is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributor was 0.15% during current fiscal year.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current period ended June 30, 2005, each unaffiliated Trustee received an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, each Committee Chair received an additional annual retainer of $500 and each Audit Committee Chair received an additional annual retainer of $1,500. These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4. Purchases and Sales of Securities

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2005 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$15,690	$9,475	$6,426	$2,353

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

Premium
Balance at 12/31/2004	$6
Sales	0
Closing Buys	(3)
Expirations	(3)
Exercised	0
Balance at 06/30/2005	$0

June 30, 2005	Semi-Annual Report	15

Notes to Financial Statements (Cont.)

June 30, 2005

6. Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2005		Year Ended 12/31/2004
	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	1,135	$11,443	2,098	$21,164
Administrative Class	191	1,934	327	3,299

Issued as reinvestment of distributions

Institutional Class	35	349	37	375
Administrative Class	9	86	11	109

Cost of shares redeemed

Institutional Class	(848)	(8,543)	(1,102)	(11,131)
Administrative Class	(220)	(2,221)	(106)	(1,069)

Net increase resulting from Portfolio share transactions	302	$3,048	1,265	$12,747

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held
Institutional Class	2	100
Administrative Class	2	100

7. Federal Income Tax Matters

At June 30, 2005, the aggregate cost of investments was the same for federal income tax and financial statement purposes. The net unrealized appreciation (depreciation) of investment securities for federal income tax purposes is as follows (amounts in thousands):

Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized (Depreciation)
$ 29	$ (36)	$ (7)

8. Regulatory & Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, Allianz Global Investors (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.), PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and Allianz Global Investors Distributors LLC (“AGID”), in connection with the same matter. In the New Jersey Settlement, AGI, PEA and AGID neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and AGID had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, AGID, and certain of their affiliates, including PIMCO Funds (formerly, PIMCO Funds: Pacific Investment Management Series), Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series), and the Trustees of the Trust (in their capacity as Trustees of the PIMCO or Allianz Funds), have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits

16	Semi-Annual Report	June 30, 2005

concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO and Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the Allianz and PIMCO Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the PIMCO Funds’ Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the Allianz and PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

On April 11, 2005, the Attorney General of the State of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia (the “West Virginia Complaint”) against Allianz Global Investors Fund Management LLC (formerly PA Fund Management LLC) (“AGIF”), PEA and AGID alleging, among other things, that they improperly allowed broker-dealers, hedge funds and investment advisers to engage in frequent trading of various open-end funds advised or distributed by AGIF and certain of its affiliates in violation of the funds’ stated restrictions on “market timing.” On May 31, 2005, AGIF, PEA and AGID, along with the other mutual fund defendants in the action, removed the action to the U.S. District Court for the District of West Virginia. The West Virginia Complaint also names numerous other defendants unaffiliated with AGIF in separate claims alleging improper market timing and/or late trading of open-end investment companies advised or distributed by such other defendants. The West Virginia Complaint seeks injunctive relief, civil monetary penalties, investigative costs and attorney’s fees.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, AGID and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser, and AGID could be barred from serving as principal underwriter, to any registered investment company, including the Portfolios of the Trust. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, AGID, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order. If the West Virginia Attorney General were to obtain a court injunction against AGIF, PEA or AGID, the Applicants would, in turn, seek exemptive relief under Section 9(c) with respect to that matter, although there is no assurance that such exemptive relief would be granted.

The foregoing speaks only as of the date of this report. It is possible that these matters and/or other developments resulting from these matters could result in increased Portfolio redemptions or other adverse consequences to the Portfolio. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Portfolio.

June 30, 2005	Semi-Annual Report	17

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

PIMCO VARIABLE INSURANCE TRUST

STOCKSPLUS GROWTH AND INCOME PORTFOLIO

ADMINISTRATIVE CLASS

SEMI-ANNUAL REPORT
June 30, 2005

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust prospectus. Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. This and other information is contained in the Portfolio’s prospectus. Please read the prospectus carefully before you invest or send money.

Chairman’s Letter

Dear Shareholder:

We are pleased to present this semi-annual report for the PIMCO Variable Insurance Trust, covering the six-month period ended June 30, 2005.

Bonds generally rallied worldwide during the first half of 2005, as intermediate and long-term interest rates fell, risk appetites for credit-sensitive assets revived somewhat and signs of a global economic slowdown emerged. In the U.S., fixed income returns were also positive overall for the first six months of 2005, as second quarter gains generally offset losses in the first quarter.

The phenomenon of decreasing longer-dated yields amid a tightening cycle by the Federal Reserve—dubbed a “conundrum” by Fed Chairman Alan Greenspan—continued throughout the six-month period. Amidst the explanation of the “conundrum,” several factors emerge. First, inflation remains relatively contained, while weakness in the manufacturing data signaled that the U.S. economy could be poised to slow down. Second, Asian central banks continued to buy Treasuries to keep their currencies from appreciating versus the U.S. dollar, thereby helping to finance the U.S. trade deficit. Finally, demand from U.S. pension funds to reduce the mismatch between the duration of their assets and liabilities provided support for longer-dated bonds.

On the following pages you will find details on the Portfolio and its total return investment performance, including our discussion of the primary factors that affected performance during the six-month reporting period.

We appreciate the trust you have placed in us, and we will strive to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

July 31, 2005

June 30, 2005	Semi-Annual Report	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of fifteen separate investment portfolios. Each portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of a portfolio directly. Shares of a portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: real rate risk, derivative risk, small company risk, non-U.S. security risk, high-yield security risk and specific sector investment risks. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a portfolio could not close out a position when it would be most advantageous to do so. A Portfolio investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified portfolio. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

Inflation-indexed bonds issued by the U.S. Government, also known as “TIPS”, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Repayment upon maturity of the original principal as adjusted for inflation is guaranteed by the U.S. Government. Neither the current market value of inflation-indexed bonds nor the value of shares of a portfolio that invests in inflation-indexed bonds is guaranteed, and either or both may fluctuate.

On the performance summary page in this semi-annual report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay (i) on Portfolio distributions or (ii) the redemption of Portfolio shares. The Portfolio’s performance also does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns.

An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the SEC’s website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

2	Semi-Annual Report	June 30, 2005

Important Information (continued)

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this semi-annual report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from January 1, 2005 to June 30, 2005.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel or litigation expense).

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

June 30, 2005	Semi-Annual Report	3

StocksPLUS Growth and Income Portfolio

CUMULATIVE RETURNS THROUGH JUNE 30, 2005

                       StocksPLUS Growth
                      and Income Portfolio
                      Administrative Class         S&P 500 Index
                      --------------------         -------------
    12/31/1997            $10,000                    $10,000
     1/31/1998             10,140                     10,111
     2/28/1998             10,820                     10,840
     3/31/1998             11,370                     11,395
     4/30/1998             11,490                     11,510
     5/31/1998             11,260                     11,312
     6/30/1998             11,701                     11,771
     7/31/1998             11,570                     11,646
     8/31/1998              9,906                      9,962
     9/30/1998             10,669                     10,600
    10/31/1998             11,552                     11,462
    11/30/1998             12,222                     12,157
    12/31/1998             13,011                     12,858
     1/31/1999             13,446                     13,395
     2/28/1999             12,990                     12,979
     3/31/1999             13,541                     13,498
     4/30/1999             14,052                     14,021
     5/31/1999             13,697                     13,690
     6/30/1999             14,493                     14,450
     7/31/1999             14,031                     13,999
     8/31/1999             13,968                     13,929
     9/30/1999             13,663                     13,548
    10/31/1999             14,525                     14,405
    11/30/1999             14,759                     14,698
    12/31/1999             15,594                     15,564
     1/31/2000             14,720                     14,782
     2/29/2000             14,501                     14,502
     3/31/2000             15,844                     15,920
     4/30/2000             15,355                     15,441
     5/31/2000             15,042                     15,125
     6/30/2000             15,398                     15,497
     7/31/2000             15,209                     15,255
     8/31/2000             16,210                     16,203
     9/30/2000             15,351                     15,347
    10/31/2000             15,219                     15,282
    11/30/2000             14,074                     14,077
    12/31/2000             14,113                     14,146
     1/31/2001             14,649                     14,648
     2/28/2001             13,295                     13,313
     3/31/2001             12,450                     12,469
     4/30/2001             13,336                     13,438
     5/31/2001             13,503                     13,528
     6/30/2001             13,178                     13,199
     7/31/2001             13,126                     13,069
     8/31/2001             12,332                     12,251
     9/30/2001             11,338                     11,262
    10/31/2001             11,589                     11,476
    11/30/2001             12,396                     12,357
    12/31/2001             12,499                     12,465
     1/31/2002             12,365                     12,283
     2/28/2002             12,178                     12,046
     3/31/2002             12,603                     12,499
     4/30/2002             11,877                     11,742
     5/31/2002             11,810                     11,655
     6/30/2002             10,948                     10,825
     7/31/2002             10,016                      9,981
     8/31/2002             10,178                     10,047
     9/30/2002              9,078                      8,955
    10/31/2002              9,922                      9,743
    11/30/2002             10,534                     10,316
    12/31/2002              9,972                      9,710
     1/31/2003              9,766                      9,456
     2/28/2003              9,669                      9,314
     3/31/2003              9,776                      9,404
     4/30/2003             10,592                     10,179
     5/31/2003             11,172                     10,715
     6/30/2003             11,300                     10,852
     7/31/2003             11,439                     11,043
     8/31/2003             11,675                     11,259
     9/30/2003             11,601                     11,139
    10/31/2003             12,227                     11,769
    11/30/2003             12,338                     11,873
    12/31/2003             13,001                     12,496
     1/31/2004             13,240                     12,725
     2/29/2004             13,451                     12,902
     3/31/2004             13,251                     12,707
     4/30/2004             12,970                     12,508
     5/31/2004             13,139                     12,679
     6/30/2004             13,382                     12,926
     7/31/2004             12,944                     12,498
     8/31/2004             13,043                     12,549
     9/30/2004             13,166                     12,685
    10/31/2004             13,393                     12,878
    11/30/2004             13,932                     13,399
    12/31/2004             14,407                     13,855
     1/31/2005             14,035                     13,518
     2/28/2005             14,307                     13,802
     3/31/2005             14,037                     13,558
     4/30/2005             13,780                     13,301
     5/31/2005             14,195                     13,724
     6/30/2005             14,191                     13,743

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

SECTOR BREAKDOWN‡

Short-Term Instruments‡‡	63.0%
Corporate Bonds & Notes	13.0%
U.S. Treasury Obligations	7.6%
U.S. Government Agencies	6.4%
Mortgage-Backed Securities	4.3%
Other	5.7%

‡ % of Total Investments as of June 30, 2005

‡‡ Primarily serving as collateral for equity-linked derivative positions

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended June 30, 2005

		6 Months	1 Year	5 Years*	Since Inception*
	StocksPLUS Growth and Income Portfolio Administrative Class (Inception 12/31/97)	–1.50%	6.05%	–1.62%	4.78%
- - - - - - -	S&P 500 Index	–0.81%	6.32%	–2.37%	—
	* Annualized. All Portfolio returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Please refer to page 2 herein for an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$985.00	$1,021.57
Expenses Paid During Period†	$3.20	$3.26

†Expenses are equal to the Portfolio’s Administrative Class annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The StocksPLUS Growth and Income Portfolio seeks to exceed the total return of the S&P 500 by investing under normal circumstances substantially all of its assets in S&P 500 derivatives, backed by a portfolio of fixed-income instruments.

•	The Portfolio’s Administrative Class shares returned -1.50% for the six-month period ended June 30, 2005, underperforming the -0.81% return of the benchmark S&P 500 Index during the same period.

•	Interest rate (duration) exposure hurt performance, as realized and anticipated Federal Reserve tightening pushed shorter-term U.S. rates higher. A yield curve strategy implemented in the second quarter designed to benefit from increasing 10 year yields also detracted from performance as intermediate rates fell.

•	European holdings modestly added value, as these rates declined amid slower growth in Europe.

•	Corporate and emerging market issues added value despite volatility in the credit markets earlier in the period.

•	Holdings of Treasury Inflation-Protected Securities (“TIPS”) detracted from portfolio performance, as real yields on TIPS (3 to 5 year maturities) increased more than similar-maturity nominal bonds yields.

•	Mortgage holdings were fairly neutral overall, as premium yields were offset by adverse relative price performance as yield spreads widened.

4	Semi-Annual Report	June 30, 2005

Financial Highlights

StocksPLUS Growth and Income Portfolio (Administrative Class)

Selected Per Share Data for the Year or Period Ended:	06/30/2005†	12/31/2004	12/31/2003	12/31/2002		12/31/2001		12/31/2000

Net asset value beginning of period	$10.09	$9.26	$7.25	$9.35		$11.05		$13.56
Net investment income (a)	0.12	0.13	0.13	0.26		0.50		0.82
Net realized/unrealized gain (loss) on investments (a)	(0.27)	0.86	2.06	(2.14)		(1.78)		(2.04)
Total income (loss) from investment operations	(0.15)	0.99	2.19	(1.88)		(1.28)		(1.22)
Dividends from net investment income	(0.06)	(0.16)	(0.18)	(0.22)		(0.42)		(0.75)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00		0.00		(0.54)
Total distributions	(0.06)	(0.16)	(0.18)	(0.22)		(0.42)		(1.29)
Net asset value end of period	$9.88	$10.09	$9.26	$7.25		$9.35		$11.05
Total return	(1.50)%	10.81%	30.38%	(20.22)%		(11.43)%		(9.50)%
Net assets end of period (000s)	$239,417	$266,851	$267,880	$218,993		$259,926		$272,751
Ratio of net expenses to average net assets	0.65%*	0.65%	0.65%	0.65	%(b)	0.67	%(c)	0.65	%(b)
Ratio of net investment income to average net assets	2.42%*	1.39%	1.54%	3.13%		5.02%		6.30%
Portfolio turnover rate	242%	249%	134%	192%		547%		350%

†	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.66%.
(c)	Ratio of expenses to average net assets excluding interest expense is 0.65%.

See accompanying notes	June 30, 2005	Semi-Annual Report	5

Statement of Assets and Liabilities

StocksPLUS Growth and Income Portfolio

June 30, 2005 (Unaudited)

Amounts in thousands, except per share amounts

Assets:

Investments, at value	$246,437
Cash	1
Foreign currency, at value	194
Unrealized appreciation on forward foreign currency contracts	367
Receivable for Portfolio shares sold	2
Interest and dividends receivable	921
Variation margin receivable	397
Unrealized appreciation on swap agreements	81
248,400

Liabilities:

Payable for investments purchased	$412
Unrealized depreciation on forward foreign currency contracts	371
Payable for Portfolio shares redeemed	139
Accrued investment advisory fee	82
Accrued administration fee	21
Accrued servicing fee	31
Variation margin payable	1,865
Swap premiums received	60
Unrealized depreciation on swap agreements	438
3,419

Net Assets	$244,981

Net Assets Consist of:

Paid in capital	$315,600
Undistributed net investment income	2,978
Accumulated undistributed net realized (loss)	(71,292)
Net unrealized (depreciation)	(2,305)
$244,981

Net Assets:

Institutional Class	$5,564
Administrative Class	239,417

Shares Issued and Outstanding:

Institutional Class	560
Administrative Class	24,234

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Institutional Class	$9.94
Administrative Class	9.88

Cost of Investments Owned	$247,215
Cost of Foreign Currency Held	$196

6	Semi-Annual Report	June 30, 2005	See accompanying notes

Statement of Operations

StocksPLUS Growth and Income Portfolio

Amounts in thousands
Six Months Ended June 30, 2005 (Unaudited)
Investment Income:

Interest	$3,833
Dividends, net of foreign taxes	30
Miscellaneous income	3
Total Income	3,866

Expenses:

Investment advisory fees	499
Administration fees	125
Distribution and/or servicing fees - Administrative Class	183
Trustees’ fees	2
Total Expenses	809

Net Investment Income	3,057

Net Realized and Unrealized Gain (Loss):

Net realized (loss) on investments	(347)
Net realized gain on futures contracts, options, and swaps	1,846
Net realized gain on foreign currency transactions	617
Net change in unrealized (depreciation) on investments	(1,396)
Net change in unrealized (depreciation) on futures contracts, options, and swaps	(7,904)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	6
Net (Loss)	(7,178)

Net (Decrease) in Net Assets Resulting from Operations	$(4,121)

See accompanying notes	June 30, 2005	Semi-Annual Report	7

Statements of Changes in Net Assets

StocksPLUS Growth and Income Portfolio

Amounts in thousands
	Six Months Ended June 30, 2005 (Unaudited)	Year Ended December 31, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income	$3,057	$3,700
Net realized gain	2,116	28,568
Net change in unrealized (depreciation)	(9,294)	(5,160)
Net increase (decrease) resulting from operations	(4,121)	27,108

Distributions to Shareholders:

From net investment income
Institutional Class	(30)	(61)
Administrative Class	(1,453)	(4,442)

Total Distributions	(1,483)	(4,503)

Portfolio Share Transactions:

Receipts for shares sold
Institutional Class	2,424	2,388
Administrative Class	2,501	19,773

Issued as reinvestment of distributions
Institutional Class	30	61
Administrative Class	1,453	4,442

Cost of shares redeemed
Institutional Class	(363)	(1,400)
Administrative Class	(25,871)	(47,541)
Net (decrease) resulting from Portfolio share transactions	(19,826)	(22,277)

Total Increase (Decrease) in Net Assets	(25,430)	328

Net Assets:

Beginning of period	270,411	270,083
End of period*	$244,981	$270,411

*Including undistributed net investment income of:	$2,978	$1,404

8	Semi-Annual Report	June 30, 2005	See accompanying notes

Schedule of Investments

StocksPLUS Growth and Income Portfolio

June 30, 2005 (Unaudited)

Principal
Amount	Value
(000s)	(000s)

CORPORATE BONDS & NOTES 13.0%
Banking & Finance 6.2%
American General Finance Corp.
3.492% due 03/23/2007 (a)	$200	$200
Ford Motor Credit Co.
7.600% due 08/01/2005	2,700	2,706
6.875% due 02/01/2006	1,200	1,212
6.500% due 01/25/2007	400	403
4.389% due 03/21/2007 (a)	1,500	1,469
4.308% due 09/28/2007 (a)	600	580
4.950% due 01/15/2008	100	95
General Motors Acceptance Corp.
4.395% due 10/20/2005 (a)	1,500	1,501
6.750% due 01/15/2006	800	806
6.125% due 02/01/2007	500	497
Goldman Sachs Group, Inc.
3.590% due 03/30/2007 (a)	400	401
HSBC Finance Corp.
3.360% due 02/28/2007 (a)	2,100	2,101
NiSource Finance Corp.
7.625% due 11/15/2005	500	507
Prudential Financial, Inc.
3.540% due 06/13/2008 (a)	900	900
Simsbury CLO Ltd.
3.920% due 09/24/2011 (a)	1,291	1,281
Toyota Motor Credit Corp.
3.200% due 09/18/2006 (a)	500	500

		15,159

Industrials 4.0%
Cox Communications, Inc.
3.950% due 12/14/2007 (a)	200	201
DaimlerChrysler NA Holding Corp.
4.270% due 09/26/2005 (a)	200	200
3.890% due 05/24/2006 (a)	1,100	1,103
Delhaize America, Inc.
7.375% due 04/15/2006	2,200	2,259
Electronic Data Systems Corp.
6.334% due 08/17/2006	400	406
Enron Credit Linked Notes Trust
8.000% due 08/15/2005 (b)	1,700	841
Fort James Corp.
6.875% due 09/15/2007	1,300	1,359
Georgia-Pacific Corp.
7.500% due 05/15/2006	700	721
HJ Heinz Co.
6.189% due 12/01/2005 (a)	800	808
Host Marriott LP
9.500% due 01/15/2007	25	27
Kraft Foods, Inc.
4.625% due 11/01/2006	500	503
La Quinta Corp.
7.000% due 08/15/2007	25	26
Tyco International Group S.A.
6.375% due 02/15/2006	1,400	1,419

		9,873

Utilities 2.8%
British Telecom PLC
7.875% due 12/15/2005	1,000	1,018
CMS Energy Corp.
9.875% due 10/15/2007	600	657
Northwest Pipeline Corp.
6.625% due 12/01/2007	1,372	1,420
Pacific Gas & Electric Co.
3.820% due 04/03/2006 (a)	300	300
Progress Energy, Inc.
6.750% due 03/01/2006	100	102
Qwest Corp.
6.671% due 06/15/2013 (a)	700	720
Southern Natural Gas Co.
6.700% due 10/01/2007	500	511
Sprint Capital Corp.
7.125% due 01/30/2006	800	813

TXU Energy Co. LLC
3.920% due 01/17/2006 (a)	$1,350	$1,350

		6,891

Total Corporate Bonds & Notes (Cost $32,794)		31,923

MUNICIPAL BONDS & NOTES 0.3%

Golden State Tobacco Securitization Corp., California Tobacco Settlement Revenue Bonds, Series 2003-A1
5.000% due 06/01/2021	685	693

Total Municipal Bonds & Notes (Cost $682)		693

U.S. GOVERNMENT AGENCIES 6.4%

Fannie Mae
3.319% due 09/22/2006 (a)	1,100	1,100
3.340% due 11/28/2035 (a)	262	262
4.960% due 12/01/2036 (a)	635	646
5.000% due 12/01/2017-09/01/2018 (d)	1,329	1,347
5.146% due 04/01/2033 (a)	411	415
5.190% due 09/01/2034 (a)	663	666
5.500% due 01/01/2034-06/01/2035 (d)	4,938	5,009
6.000% due 04/01/2016-11/01/2033 (d)	323	333
8.000% due 05/01/2030-09/01/2031 (d)	76	82
Federal Home Loan Bank
8.300% due 02/27/2012 (a)	500	474
Freddie Mac
5.500% due 11/15/2015-08/15/2030 (d)	200	201
6.000% due 07/01/2016-05/01/2033 (d)	1,536	1,578
6.500% due 10/25/2043	806	837
Government National Mortgage Association
3.375% due 04/20/2024-05/20/2028 (a)(d)	1,593	1,616
3.750% due 08/20/2024 (a)	29	30
4.125% due 11/20/2029 (a)	287	291
4.375% due 02/20/2027 (a)	265	270
8.000% due 04/15/2027-02/15/2031 (d)	520	561
8.500% due 04/20/2030	5	6

Total U.S. Government Agencies (Cost $15,701)		15,724

U.S. TREASURY OBLIGATIONS 7.6%

Treasury Inflation Protected Securities (c)
3.625% due 01/15/2008 (f)	16,499	17,463
2.000% due 01/15/2014	737	760
U.S. Treasury Note
4.875% due 02/15/2012	400	425

Total U.S. Treasury Obligations (Cost $18,355)		18,648

MORTGAGE-BACKED SECURITIES 4.4%

Banc of America Funding Corp.
4.118% due 05/25/2035 (a)	600	593
Bank of America Mortgage Securities, Inc.
6.500% due 10/25/2031	362	373
Bear Stearns Adjustable Rate Mortgage Trust
5.937% due 06/25/2032 (a)	146	147
5.345% due 02/25/2033 (a)	309	312
4.247% due 01/25/2034 (a)	404	404
4.716% due 01/25/2034 (a)	849	848

Countrywide Alternative Loan Trust
6.000% due 10/25/2033	$676	$684
CS First Boston Mortgage Securities Corp.
3.350% due 03/25/2032 (a)	349	347
3.350% due 03/25/2032 (a)	868	869
5.721% due 05/25/2032 (a)	198	200
5.240% due 06/25/2032 (a)	66	66
6.252% due 06/25/2032 (a)	58	58
GSR Mortgage Loan Trust
3.664% due 01/25/2034 (a)	143	144
Impac CMB Trust
3.694% due 10/25/2033 (a)	98	97
Mellon Residential Funding Corp.
3.460% due 06/15/2030 (a)	1,214	1,213
Merrill Lynch Mortgage Investors, Inc.
4.910% due 12/25/2032 (a)	194	190
Morgan Stanley Dean Witter Capital I, Inc.
5.500% due 04/25/2017	154	155
Prime Mortgage Trust
3.714% due 02/25/2019 (a)	82	83
3.714% due 02/25/2034 (a)	245	246
Resecuritization Mortgage Trust
3.564% due 04/26/2021 (a)	11	11
Residential Funding Mortgage Securities I, Inc.
6.500% due 03/25/2032	354	359
Salomon Brothers Mortgage Securities VII, Inc.
4.972% due 12/25/2030 (a)	387	389
Washington Mutual Mortgage Securities Corp.
6.000% due 03/25/2017	73	73
5.380% due 02/25/2033 (a)	663	665
3.765% due 02/27/2034 (a)	650	649
3.746% due 08/25/2042 (a)	1,467	1,475

Total Mortgage-Backed Securities (Cost $10,709)		10,650

ASSET-BACKED SECURITIES 2.8%

AAA Trust
3.414% due 11/26/2035 (a)	1,134	1,136
Argent Securities, Inc.
3.424% due 05/25/2034 (a)	108	109
Asset-Backed Securities Corp. Home Equity
3.474% due 05/25/2035 (a)	1,181	1,180
Bear Stearns Asset-Backed Securities, Inc.
3.414% due 03/25/2035 (a)	270	270
Carrington Mortgage Loan Trust
3.240% due 06/25/2035 (a)	300	300
Chase Funding Mortgage Loan Asset-Backed Certificates
3.684% due 10/25/2032 (a)	177	178
Countrywide Asset-Backed Certificates
3.454% due 05/25/2023 (a)	936	937
CS First Boston Mortgage Securities Corp.
3.624% due 01/25/2032 (a)	162	163
3.644% due 05/25/2043 (a)	99	99
First Franklin Mortgage Loan Trust Asset-Backed Certificates
3.444% due 10/25/2034 (a)	330	330
Household Mortgage Loan Trust
3.610% due 02/20/2033 (a)	248	248
Impac CMB Trust
3.564% due 04/25/2034 (a)	538	537
Residential Asset Mortgage Products, Inc.
3.414% due 05/25/2035 (a)	1,286	1,287
Residential Asset Securities Corp.
3.434% due 06/25/2025 (a)	41	41

Total Asset-Backed Securities (Cost $6,810)		6,815

SOVEREIGN ISSUES 1.9%

Republic of Brazil
4.250% due 04/15/2006 (a)	416	416
4.313% due 04/15/2009 (a)	941	934
4.313% due 04/15/2009 (a)	94	93
8.000% due 04/15/2014	211	218

See accompanying notes	June 30, 2005	Semi-Annual Report	9

Schedule of Investments (Cont.)

StocksPLUS Growth and Income Portfolio

June 30, 2005 (Unaudited)

Principal
Amount	Value
(000s)	(000s)

Russian Federation
8.750% due 07/24/2005	$1,700	$1,706
5.000% due 03/31/2030 (a)	300	336
United Mexican States
3.840% due 01/13/2009 (a)	900	914

Total Sovereign Issues (Cost $4,545)		4,617

PURCHASED PUT OPTIONS 0.0%
	# of Contracts
Eurodollar March Futures (CME)
Strike @ 93.750 Exp. 03/13/2006	155	1
Eurodollar September Futures (CME)
Strike @ 93.750 Exp. 09/19/2005	30	0
Strike @ 93.250 Exp. 09/19/2005	259	3
Put – CME S&P 500 Index September Futures
Strike @ 750.000 Exp. 09/16/2005	146	0
Strike @ 725.000 Exp. 09/16/2005	180	0

Total Purchased Put Options (Cost $14)		4

PREFERRED SECURITY 0.8%
	Shares

DG Funding Trust
3.360% due 12/29/2049 (a)	173	1,861

Total Preferred Security (Cost $1,823)		1,861

PREFERRED STOCK 0.1%

Fannie Mae
7.000% due 12/31/2049 (a)	6,300	351

Total Preferred Stock (Cost $319)		351

SHORT-TERM INSTRUMENTS (I) 63.3%
	Principal Amount (000s)
Commercial Paper 47.7%
ASB Bank Ltd.
3.220% due 08/24/2005	$1,300	1,294
Bank of Ireland
3.180% due 08/22/2005	800	796
3.190% due 08/22/2005	1,500	1,493
Barclays U.S. Funding Corp.
3.290% due 09/06/2005	900	894
Carolina Power & Light Co.
3.670% due 10/11/2005	100	99
CBA (de) Finance
3.160% due 08/08/2005	600	598
CDC IXIS Commercial Paper, Inc.
2.940% due 07/08/2005	3,900	3,898
Danske Corp.
3.010% due 07/07/2005	3,300	3,298
3.020% due 07/15/2005	2,200	2,197
3.250% due 09/20/2005	2,000	1,985
Den Norske Bank ASA
3.240% due 09/23/2005	900	893
3.255% due 09/26/2005	1,000	992
3.280% due 09/29/2005	3,700	3,668
Dexia Delaware LLC
3.235% due 08/12/2005	3,100	3,088
Fannie Mae
2.967% due 07/01/2005	800	800
3.010% due 08/03/2005	1,400	1,396
3.172% due 08/31/2005	2,300	2,287
3.205% due 09/07/2005	6,200	6,160
3.360% due 11/30/2005	2,500	2,463

Florida Power Corp.
3.710% due 11/01/2005		$1,600	$1,581
ForeningsSparbanken AB
3.120% due 08/03/2005		6,700	6,681
3.180% due 08/18/2005		600	597
Freddie Mac
2.939% due 08/01/2005		100	100
3.020% due 08/02/2005		5,000	4,987
3.000% due 08/08/2005		5,200	5,184
3.150% due 08/30/2005		800	796
HBOS Treasury Services PLC
3.100% due 07/28/2005		1,700	1,696
3.120% due 07/29/2005		2,700	2,693
3.255% due 09/07/2005		100	99
3.280% due 09/22/2005		3,000	2,976
ING U.S. Funding LLC
3.260% due 09/01/2005		6,800	6,760
Nordea North America, Inc.
3.300% due 09/06/2005		3,400	3,379
Public Service Electric & Gas Co.
3.690% due 11/30/2005		1,400	1,379
Rabobank USA Financial Corp.
3.370% due 07/01/2005		6,700	6,700
Skandinaviska Enskilda Banken AB (SEB)
3.310% due 09/15/2005		1,900	1,886
Stadshypoket Delaware, Inc.
3.115% due 07/25/2005		3,600	3,593
Svenska Handelsbanken, Inc.
3.050% due 07/20/2005		6,700	6,689
TotalFinaElf Capital S.A.
3.370% due 07/01/2005		6,700	6,700
UBS Finance Delaware LLC
3.020% due 07/22/2005		700	699
3.250% due 09/23/2005		1,500	1,488
3.255% due 09/26/2005		3,900	3,868
3.270% due 09/27/2005		1,300	1,289
Westpac Trust Securities NZ Ltd. London
3.260% due 09/07/2005		6,900	6,856

			116,975

Repurchase Agreement 3.2%
State Street Bank
2.650% due 07/01/2005		7,759	7,759

(Dated 06/30/2005. Collateralized by Fannie Mae 2.875% due 10/15/2005 valued at $7,916. Repurchase proceeds are $7,760.)
French Treasury Bill 1.3%
2.015% due 08/04/2005	EC	2,700	3,261

Netherlands Treasury Bill 7.2%
2.007% due 09/30/2005		14,600	17,515

U.S. Treasury Bills 3.9%
2.924% due 09/01/2005-09/15/2005 (d)(f)		$9,700	9,641

Total Short-Term Instruments (Cost $155,463)			155,151

Total Investments (e) 100.6%			$246,437
(Cost $247,215)
Other Assets and Liabilities (Net) (0.6%)			(1,456)

Net Assets 100.0%			$244,981

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a) Variable rate security.

(b) Security is in default.

(c) Principal amount of security is adjusted for inflation.

(d) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(e) As of June 30, 2005, portfolio securities with an aggregate market value of $4,712 were valued with reference to securities whose prices are more readily obtainable.

(f) Securities with an aggregate market value of $21,121 have been segregated with the custodian to cover margin requirements for the following open futures contracts at June 30, 2005:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Eurodollar March Long Futures	03/2006	168	$1
Eurodollar June Long Futures	06/2006	25	(1)
Eurodollar September Long Futures	09/2005	45	(53)
Eurodollar September Long Futures	09/2006	2	1
Eurodollar December Long Futures	12/2005	182	(221)
Euribor Purchased Put Options Strike @ 93.250	12/2005	56	(1)
Euribor Purchased Put Options Strike @ 94.250	12/2005	132	(2)
Euribor Purchased Put Options Strike @ 96.250	12/2005	192	(3)
Euribor Purchased Put Options Strike @ 96.380	12/2005	113	(2)
Euribor Written Put Options Strike @ 97.375	12/2005	105	30
Government of Japan 10-Year Note Long Futures	09/2005	3	21
S&P 500 Index September Long Futures	09/2005	771	(856)
U.S. Treasury 10-Year Note Short Futures	09/2005	178	(77)

			$(1,163)

10	Semi-Annual Report	June 30, 2005	See accompanying notes

(g) Swap agreements outstanding at June 30, 2005:

Interest Rate Swaps
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized (Depreciation)
Goldman Sachs & Co.	6-month JY-LIBOR	Receive	2.000%	06/15/2012	JY	130,000	$(86)
Morgan Stanley Dean Witter & Co.	6-month JY-LIBOR	Receive	2.000%	06/15/2012		260,000	(153)

							$(239)

Credit Default Swaps
Counterparty	Reference Entity	Buy/Sell Protection	Pay/Receive Fixed rate	Expiration Date	Notional Amount		Unrealized Appreciation
ABN AMRO Bank, N.V.	Ford Motor Co. 7.000% due 10/01/2013	Sell	3.350%	06/20/2006		$100	$2
HSBC Bank USA	Ford Motor Co. 7.000% due 10/01/2013	Sell	2.770%	06/20/2007		500	8
J.P. Morgan Chase & Co.	Russian Federation, 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	0.770%	05/20/2007		200	1
J.P. Morgan Chase & Co.	Ford Motor Co. 7.000% due 10/01/2013	Sell	4.600%	06/20/2007		500	23
Lehman Brothers, Inc.	Russian Federation, 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	0.480%	08/20/2005		100	0
Lehman Brothers, Inc.	General Motors Acceptance Corp. 6.875% due 08/28/2012	Sell	4.200%	06/20/2006		200	6
Lehman Brothers, Inc.	Russian Federation, 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	0.610%	03/20/2007		3,000	6
Lehman Brothers, Inc.	Russian Federation, 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	0.870%	04/20/2007		600	4
Merrill Lynch & Co., Inc.	General Motors Acceptance Corp. 6.875% due 08/28/2012	Sell	3.500%	06/20/2006		1,600	28
Morgan Stanley Dean Witter & Co.	Russian Federation, 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	1.000%	07/20/2005		700	3

							$81

Total Return Swaps
Counterparty		Receive total return	Pay	Expiration Date	Notional Amount		Unrealized (Depreciation)
Credit Suisse First Boston		S&P 500 Index	1-month USD-LIBOR plus 0.040%	04/28/2006		$4	$(7)
UBS Warburg LLC		S&P 500 Index	1-month USD-LIBOR plus 0.050%	06/16/2006		5	(192)

							$(199)

(h) Forward foreign currency contracts outstanding at June 30, 2005:
Type	Currency	Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)		Net Unrealized Appreciation/ (Depreciation)
Buy	BR	900	09/2005	$58		$0	$58
Sell		900	09/2005	0		(30)	(30)
Buy	EC	13,951	07/2005	1		(196)	(195)
Sell		31,984	07/2005	308		0	308
Buy	JY	396,332	07/2005	0		(145)	(145)

				$367		$(371)	$(4)

See accompanying notes	June 30, 2005	Semi-Annual Report	11

Notes to Financial Statements

June 30, 2005 (Unaudited)

1. Organization

The StocksPLUS Growth and Income Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented in these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed-income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open. Market value is generally determined on the basis of last reported sales price, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed-income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as a component of interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from financial accounting principles generally accepted in the United States of America (“GAAP”). Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported in the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized

12	Semi-Annual Report	June 30, 2005

and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative and servicing fees.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Portfolio are maintained in U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollar based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout reports are defined as follows:

BR	-	Brazilan Real
EC	-	Euro
JY	-	Japanese Yen

Forward Currency Transactions. The Portfolio may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Inflation-Indexed Bonds. The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

Options Contracts. The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to

June 30, 2005	Semi-Annual Report	13

Notes to Financial Statements (Cont.)

June 30, 2005 (Unaudited)

the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return, forward spread lock, and credit default swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms and the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss in the Statements of Operations upon termination of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received by the Portfolio are included as part of realized gain (loss) on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

As a result of a FASB Emerging Issues Task Force (“EITF”) consensus, No. 03-11, and related SEC staff guidance, the Portfolio has reclassified periodic payments made or received under swap agreements, which were previously included within miscellaneous income, to a component of realized gain (loss) in the Statement of Operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year’s Statement of Changes in Net Assets and the per share amounts in the prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly.

U.S. Government Agencies or Government-Sponsored Enterprises. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U. S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business,

14	Semi-Annual Report	June 30, 2005

the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary of Allianz Global Investors of America L.P., formerly known as Allianz Dresdner Asset Management of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.40%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.10%.

Servicing Fee. Allianz Global Investors Distributors, LLC (the “Distributor”), formerly known as PA Distributors LLC, is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributor was 0.15% during current fiscal year.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current period ended June 30, 2005, each unaffiliated Trustee received an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, each Committee Chair received an additional annual retainer of $500 and each Audit Committee Chair received an additional annual retainer of $1,500. These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4. Purchases and Sales of Securities

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2005 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$181,741	$140,711	$34,441	$78,246

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

Premium
Balance at 12/31/2004	$0
Sales	183
Closing Buys	(183)
Expirations	0
Exercised	0
Balance at 06/30/2005	$0

June 30, 2005	Semi-Annual Report	15

Notes to Financial Statements (Cont.)

June 30, 2005 (Unaudited)

6. Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2005		Year Ended 12/31/2004
	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	243	$2,424	253	$2,388
Administrative Class	254	2,501	2,102	19,773

Issued as reinvestment of distributions

Institutional Class	3	30	6	61
Administrative Class	148	1,453	458	4,442

Cost of shares redeemed

Institutional Class	(37)	(363)	(145)	(1,400)
Administrative Class	(2,617)	(25,871)	(5,048)	(47,541)

Net decrease resulting from Portfolio share transactions	(2,006)	$(19,826)	(2,374)	$(22,277)

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held
Institutional Class	2	100
Administrative Class	3	94	*

*One	of the shareholders, Allianz Life Insurance Co., is an indirect wholly owned subsidiary of Allianz Global Investors of Americas L.P. and a related party to the Portfolio.

7. Federal Income Tax Matters

At June 30, 2005, the aggregate cost of investments was the same for federal income tax and financial statement purposes. The net unrealized appreciation (depreciation) of investment securities for federal income tax purposes is as follows (amounts in thousands):

Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized (Depreciation)
$ 622	$ (1,400)	$ (778)

8. Regulatory & Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, Allianz Global Investors (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.), PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and Allianz Global Investors Distributors LLC (“AGID”), in connection with the same matter. In the New Jersey Settlement, AGI, PEA and AGID neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and AGID had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, AGID, and certain of their affiliates, including PIMCO Funds (formerly, PIMCO Funds: Pacific Investment Management Series), Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series), and the Trustees of the Trust (in their capacity as Trustees of the PIMCO or Allianz Funds), have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they

16	Semi-Annual Report	June 30, 2005

have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO and Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the Allianz and PIMCO Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the PIMCO Funds’ Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the Allianz and PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

On April 11, 2005, the Attorney General of the State of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia (the “West Virginia Complaint”) against Allianz Global Investors Fund Management LLC (formerly PA Fund Management LLC) (“AGIF”), PEA and AGID alleging, among other things, that they improperly allowed broker-dealers, hedge funds and investment advisers to engage in frequent trading of various open-end funds advised or distributed by AGIF and certain of its affiliates in violation of the funds’ stated restrictions on “market timing.” On May 31, 2005, AGIF, PEA and AGID, along with the other mutual fund defendants in the action, removed the action to the U.S. District Court for the District of West Virginia. The West Virginia Complaint also names numerous other defendants unaffiliated with AGIF in separate claims alleging improper market timing and/or late trading of open-end investment companies advised or distributed by such other defendants. The West Virginia Complaint seeks injunctive relief, civil monetary penalties, investigative costs and attorney’s fees.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, AGID and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser, and AGID could be barred from serving as principal underwriter, to any registered investment company, including the Portfolios of the Trust. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, AGID, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order. If the West Virginia Attorney General were to obtain a court injunction against AGIF, PEA or AGID, the Applicants would, in turn, seek exemptive relief under Section 9(c) with respect to that matter, although there is no assurance that such exemptive relief would be granted.

The foregoing speaks only as of the date of this report. It is possible that these matters and/or other developments resulting from these matters could result in increased Portfolio redemptions or other adverse consequences to the Portfolio. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Portfolio.

June 30, 2005	Semi-Annual Report	17

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

PIMCO VARIABLE INSURANCE TRUST

STOCKSPLUS GROWTH AND INCOME PORTFOLIO

INSTITUTIONAL CLASS

SEMI-ANNUAL REPORT
June 30, 2005

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust prospectus. Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. This and other information is contained in the Portfolio’s prospectus. Please read the prospectus carefully before you invest or send money.

Chairman’s Letter

Dear Shareholder:

We are pleased to present this semi-annual report for the PIMCO Variable Insurance Trust, covering the six-month period ended June 30, 2005.

Bonds generally rallied worldwide during the first half of 2005, as intermediate and long-term interest rates fell, risk appetites for credit-sensitive assets revived somewhat and signs of a global economic slowdown emerged. In the U.S., fixed income returns were also positive overall for the first six months of 2005, as second quarter gains generally offset losses in the first quarter.

The phenomenon of decreasing longer-dated yields amid a tightening cycle by the Federal Reserve—dubbed a “conundrum” by Fed Chairman Alan Greenspan—continued throughout the six-month period. Amidst the explanation of the “conundrum,” several factors emerge. First, inflation remains relatively contained, while weakness in the manufacturing data signaled that the U.S. economy could be poised to slow down. Second, Asian central banks continued to buy Treasuries to keep their currencies from appreciating versus the U.S. dollar, thereby helping to finance the U.S. trade deficit. Finally, demand from U.S. pension funds to reduce the mismatch between the duration of their assets and liabilities provided support for longer-dated bonds.

On the following pages you will find details on the Portfolio and its total return investment performance, including our discussion of the primary factors that affected performance during the six-month reporting period.

We appreciate the trust you have placed in us, and we will strive to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

July 31, 2005

June 30, 2005	Semi-Annual Report	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of fifteen separate investment portfolios. Each portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of a portfolio directly. Shares of a portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: real rate risk, derivative risk, small company risk, non-U.S. security risk, high-yield security risk and specific sector investment risks. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a portfolio could not close out a position when it would be most advantageous to do so. A Portfolio investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified portfolio. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

Inflation-indexed bonds issued by the U.S. Government, also known as “TIPS”, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Repayment upon maturity of the original principal as adjusted for inflation is guaranteed by the U.S. Government. Neither the current market value of inflation-indexed bonds nor the value of shares of a portfolio that invests in inflation-indexed bonds is guaranteed, and either or both may fluctuate.

On the performance summary page in this semi-annual report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay (i) on Portfolio distributions or (ii) the redemption of Portfolio shares. The Portfolio’s performance also does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns.

An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the SEC’s website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

2	Semi-Annual Report	June 30, 2005

Important Information (continued)

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this semi-annual report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from January 1, 2005 to June 30, 2005.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel or litigation expense).

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

June 30, 2005	Semi-Annual Report	3

StocksPLUS Growth and Income Portfolio

CUMULATIVE RETURNS THROUGH JUNE 30, 2005

             StocksPLUS Growth and Income
             Portfolio Institutional Class       S&P 500 Index
             -----------------------------       -------------
 4/30/2000             $10,000                     $10,000
 5/31/2000               9,803                       9,795
 6/30/2000              10,038                      10,036
 7/31/2000               9,907                       9,879
 8/31/2000              10,567                      10,493
 9/30/2000              10,012                       9,939
10/31/2000               9,927                       9,897
11/30/2000               9,179                       9,117
12/31/2000               9,209                       9,161
 1/31/2001               9,559                       9,486
 2/28/2001               8,676                       8,621
 3/31/2001               8,126                       8,075
 4/30/2001               8,709                       8,703
 5/31/2001               8,817                       8,761
 6/30/2001               8,605                       8,548
 7/31/2001               8,571                       8,464
 8/31/2001               8,052                       7,934
 9/30/2001               7,403                       7,293
10/31/2001               7,567                       7,432
11/30/2001               8,103                       8,002
12/31/2001               8,170                       8,072
 1/31/2002               8,083                       7,955
 2/28/2002               7,961                       7,801
 3/31/2002               8,238                       8,095
 4/30/2002               7,764                       7,604
 5/31/2002               7,720                       7,548
 6/30/2002               7,158                       7,010
 7/31/2002               6,549                       6,464
 8/31/2002               6,664                       6,507
 9/30/2002               5,946                       5,799
10/31/2002               6,488                       6,310
11/30/2002               6,888                       6,681
12/31/2002               6,530                       6,288
 1/31/2003               6,386                       6,124
 2/28/2003               6,323                       6,032
 3/31/2003               6,402                       6,090
 4/30/2003               6,934                       6,592
 5/31/2003               7,314                       6,939
 6/30/2003               7,397                       7,028
 7/31/2003               7,488                       7,152
 8/31/2003               7,651                       7,291
 9/30/2003               7,603                       7,214
10/31/2003               8,011                       7,622
11/30/2003               8,084                       7,689
12/31/2003               8,517                       8,092
 1/31/2004               8,673                       8,241
 2/29/2004               8,820                       8,355
 3/31/2004               8,690                       8,229
 4/30/2004               8,506                       8,100
 5/31/2004               8,616                       8,211
 6/30/2004               8,775                       8,371
 7/31/2004               8,489                       8,094
 8/31/2004               8,554                       8,127
 9/30/2004               8,634                       8,215
10/31/2004               8,792                       8,340
11/30/2004               9,143                       8,678
12/31/2004               9,453                       8,973
 1/31/2005               9,211                       8,754
 2/28/2005               9,397                       8,938
 3/31/2005               9,212                       8,780
 4/30/2005               9,044                       8,614
 5/31/2005               9,325                       8,888
 6/30/2005               9,322                       8,900

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Institutional Class.

SECTOR BREAKDOWN‡

Short-Term Instruments‡‡	63.0%
Corporate Bonds & Notes	13.0%
U.S. Treasury Obligations	7.6%
U.S. Government Agencies	6.4%
Mortgage-Backed Securities	4.3%
Other	5.7%
‡	% of Total Investments as of June 30, 2005
‡‡	Primarily serving as collateral for equity-linked derivative positions

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended June 30, 2005

		6 Months	1 Year	5 Years*	Since Inception*
	StocksPLUS Growth and Income Portfolio Institutional Class (Inception 04/28/00)	–1.38%	6.24%	–1.47%	–1.35%
- - - - - - -	S&P 500 Index	–0.81%	6.32%	–2.37%	—
	* Annualized. All Portfolio returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Please refer to page 2 herein for an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$986.20	$1,022.32
Expenses Paid During Period†	$2.46	$2.51

†Expenses are equal to the Portfolio’s Institutional Class annualized expense ratio of 0.50%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The StocksPLUS Growth and Income Portfolio seeks to exceed the total return of the S&P 500 by investing under normal circumstances substantially all of its assets in S&P 500 derivatives, backed by a portfolio of fixed-income instruments.

•	The Portfolio’s Institutional Class shares returned -1.38% for the six-month period ended June 30, 2005, underperforming the -0.81% return of the benchmark S&P 500 Index during the same period.

•	Interest rate (duration) exposure hurt performance, as realized and anticipated Federal Reserve tightening pushed shorter-term U.S. rates higher. A yield curve strategy implemented in the second quarter designed to benefit from increasing 10 year yields also detracted from performance as intermediate rates fell.

•	European holdings modestly added value, as these rates declined amid slower growth in Europe.

•	Corporate and emerging market issues added value despite volatility in the credit markets earlier in the period.

•	Holdings of Treasury Inflation-Protected Securities (“TIPS”) detracted from portfolio performance, as real yields on TIPS (3 to 5 year maturities) increased more than similar-maturity nominal bonds yields.

•	Mortgage holdings were fairly neutral overall, as premium yields were offset by adverse relative price performance as yield spreads widened.

4	Semi-Annual Report	June 30, 2005

Financial Highlights

StocksPLUS Growth and Income Portfolio (Institutional Class)

Selected Per Share Data for the Year or Period Ended:	06/30/2005†	12/31/2004	12/31/2003	12/31/2002		12/31/2001		04/28/2000- 12/31/2000

Net asset value beginning of period	$10.14	$9.29	$7.27	$9.36		$11.05		$13.21
Net investment income (a)	0.13	0.15	0.14	0.26		0.49		0.57
Net realized/unrealized gain (loss) on investments (a)	(0.27)	0.86	2.06	(2.13)		(1.75)		(1.56)
Total income (loss) from investment operations	(0.14)	1.01	2.20	(1.87)		(1.26)		(0.99)
Dividends from net investment income	(0.06)	(0.16)	(0.18)	(0.22)		(0.43)		(0.63)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00		0.00		(0.54)
Total distributions	(0.06)	(0.16)	(0.18)	(0.22)		(0.43)		(1.17)
Net asset value end of period	$9.94	$10.14	$9.29	$7.27		$9.36		$11.05
Total return	(1.38)%	10.99%	30.44%	(20.08)%		(11.28)%		(7.91)%
Net assets end of period (000s)	$5,564	$3,560	$2,203	$786		$187		$63
Ratio of net expenses to average net assets	0.50%*	0.50%	0.50%	0.50	%(d)	0.52	%(b)(c)	0.50%*
Ratio of net investment income to average net assets	2.64%*	1.55%	1.65%	3.28%		4.98%		6.41%
Portfolio turnover rate	242%	249%	134%	192%		547%		350%

†	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest expense is 0.50%.
(c)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.53%.
(d)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.51%.

See accompanying notes	June 30, 2005	Semi-Annual Report	5

Statement of Assets and Liabilities

StocksPLUS Growth and Income Portfolio

June 30, 2005 (Unaudited)

Amounts in thousands, except per share amounts

Assets:

Investments, at value	$246,437
Cash	1
Foreign currency, at value	194
Unrealized appreciation on forward foreign currency contracts	367
Receivable for Portfolio shares sold	2
Interest and dividends receivable	921
Variation margin receivable	397
Unrealized appreciation on swap agreements	81
248,400

Liabilities:

Payable for investments purchased	$412
Unrealized depreciation on forward foreign currency contracts	371
Payable for Portfolio shares redeemed	139
Accrued investment advisory fee	82
Accrued administration fee	21
Accrued servicing fee	31
Variation margin payable	1,865
Swap premiums received	60
Unrealized depreciation on swap agreements	438
3,419

Net Assets	$244,981

Net Assets Consist of:

Paid in capital	$315,600
Undistributed net investment income	2,978
Accumulated undistributed net realized (loss)	(71,292)
Net unrealized (depreciation)	(2,305)
$244,981

Net Assets:

Institutional Class	$5,564
Administrative Class	239,417

Shares Issued and Outstanding:

Institutional Class	560
Administrative Class	24,234

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Institutional Class	$9.94
Administrative Class	9.88

Cost of Investments Owned	$247,215
Cost of Foreign Currency Held	$196

6	Semi-Annual Report	June 30, 2005	See accompanying notes

Statement of Operations

StocksPLUS Growth and Income Portfolio

Amounts in thousands
Six Months Ended June 30, 2005 (Unaudited)
Investment Income:

Interest	$3,833
Dividends, net of foreign taxes	30
Miscellaneous income	3
Total Income	3,866

Expenses:

Investment advisory fees	499
Administration fees	125
Distribution and/or servicing fees - Administrative Class	183
Trustees’ fees	2
Total Expenses	809

Net Investment Income	3,057

Net Realized and Unrealized Gain (Loss):

Net realized (loss) on investments	(347)
Net realized gain on futures contracts, options, and swaps	1,846
Net realized gain on foreign currency transactions	617
Net change in unrealized (depreciation) on investments	(1,396)
Net change in unrealized (depreciation) on futures contracts, options, and swaps	(7,904)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	6
Net (Loss)	(7,178)

Net (Decrease) in Net Assets Resulting from Operations	$(4,121)

See accompanying notes	June 30, 2005	Semi-Annual Report	7

Statements of Changes in Net Assets

StocksPLUS Growth and Income Portfolio

Amounts in thousands
	Six Months Ended June 30, 2005 (Unaudited)	Year Ended December 31, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income	$3,057	$3,700
Net realized gain	2,116	28,568
Net change in unrealized (depreciation)	(9,294)	(5,160)
Net increase (decrease) resulting from operations	(4,121)	27,108

Distributions to Shareholders:

From net investment income
Institutional Class	(30)	(61)
Administrative Class	(1,453)	(4,442)

Total Distributions	(1,483)	(4,503)

Portfolio Share Transactions:

Receipts for shares sold
Institutional Class	2,424	2,388
Administrative Class	2,501	19,773

Issued as reinvestment of distributions
Institutional Class	30	61
Administrative Class	1,453	4,442

Cost of shares redeemed
Institutional Class	(363)	(1,400)
Administrative Class	(25,871)	(47,541)
Net (decrease) resulting from Portfolio share transactions	(19,826)	(22,277)

Total Increase (Decrease) in Net Assets	(25,430)	328

Net Assets:

Beginning of period	270,411	270,083
End of period*	$244,981	$270,411

*Including undistributed net investment income of:	$2,978	$1,404

8	Semi-Annual Report	June 30, 2005	See accompanying notes

Schedule of Investments

StocksPLUS Growth and Income Portfolio

June 30, 2005 (Unaudited)

Principal
Amount	Value
(000s)	(000s)

CORPORATE BONDS & NOTES 13.0%
Banking & Finance 6.2%
American General Finance Corp.
3.492% due 03/23/2007 (a)	$200	$200
Ford Motor Credit Co.
7.600% due 08/01/2005	2,700	2,706
6.875% due 02/01/2006	1,200	1,212
6.500% due 01/25/2007	400	403
4.389% due 03/21/2007 (a)	1,500	1,469
4.308% due 09/28/2007 (a)	600	580
4.950% due 01/15/2008	100	95
General Motors Acceptance Corp.
4.395% due 10/20/2005 (a)	1,500	1,501
6.750% due 01/15/2006	800	806
6.125% due 02/01/2007	500	497
Goldman Sachs Group, Inc.
3.590% due 03/30/2007 (a)	400	401
HSBC Finance Corp.
3.360% due 02/28/2007 (a)	2,100	2,101
NiSource Finance Corp.
7.625% due 11/15/2005	500	507
Prudential Financial, Inc.
3.540% due 06/13/2008 (a)	900	900
Simsbury CLO Ltd.
3.920% due 09/24/2011 (a)	1,291	1,281
Toyota Motor Credit Corp.
3.200% due 09/18/2006 (a)	500	500

		15,159

Industrials 4.0%
Cox Communications, Inc.
3.950% due 12/14/2007 (a)	200	201
DaimlerChrysler NA Holding Corp.
4.270% due 09/26/2005 (a)	200	200
3.890% due 05/24/2006 (a)	1,100	1,103
Delhaize America, Inc.
7.375% due 04/15/2006	2,200	2,259
Electronic Data Systems Corp.
6.334% due 08/17/2006	400	406
Enron Credit Linked Notes Trust
8.000% due 08/15/2005 (b)	1,700	841
Fort James Corp.
6.875% due 09/15/2007	1,300	1,359
Georgia-Pacific Corp.
7.500% due 05/15/2006	700	721
HJ Heinz Co.
6.189% due 12/01/2005 (a)	800	808
Host Marriott LP
9.500% due 01/15/2007	25	27
Kraft Foods, Inc.
4.625% due 11/01/2006	500	503
La Quinta Corp.
7.000% due 08/15/2007	25	26
Tyco International Group S.A.
6.375% due 02/15/2006	1,400	1,419

		9,873

Utilities 2.8%
British Telecom PLC
7.875% due 12/15/2005	1,000	1,018
CMS Energy Corp.
9.875% due 10/15/2007	600	657
Northwest Pipeline Corp.
6.625% due 12/01/2007	1,372	1,420
Pacific Gas & Electric Co.
3.820% due 04/03/2006 (a)	300	300
Progress Energy, Inc.
6.750% due 03/01/2006	100	102
Qwest Corp.
6.671% due 06/15/2013 (a)	700	720
Southern Natural Gas Co.
6.700% due 10/01/2007	500	511
Sprint Capital Corp.
7.125% due 01/30/2006	800	813

TXU Energy Co. LLC
3.920% due 01/17/2006 (a)	$1,350	$1,350

		6,891

Total Corporate Bonds & Notes (Cost $32,794)		31,923

MUNICIPAL BONDS & NOTES 0.3%

Golden State Tobacco Securitization Corp., California Tobacco Settlement Revenue Bonds, Series 2003-A1
5.000% due 06/01/2021	685	693

Total Municipal Bonds & Notes (Cost $682)		693

U.S. GOVERNMENT AGENCIES 6.4%

Fannie Mae
3.319% due 09/22/2006 (a)	1,100	1,100
3.340% due 11/28/2035 (a)	262	262
4.960% due 12/01/2036 (a)	635	646
5.000% due 12/01/2017-09/01/2018 (d)	1,329	1,347
5.146% due 04/01/2033 (a)	411	415
5.190% due 09/01/2034 (a)	663	666
5.500% due 01/01/2034-06/01/2035 (d)	4,938	5,009
6.000% due 04/01/2016-11/01/2033 (d)	323	333
8.000% due 05/01/2030-09/01/2031 (d)	76	82
Federal Home Loan Bank
8.300% due 02/27/2012 (a)	500	474
Freddie Mac
5.500% due 11/15/2015-08/15/2030 (d)	200	201
6.000% due 07/01/2016-05/01/2033 (d)	1,536	1,578
6.500% due 10/25/2043	806	837
Government National Mortgage Association
3.375% due 04/20/2024-05/20/2028 (a)(d)	1,593	1,616
3.750% due 08/20/2024 (a)	29	30
4.125% due 11/20/2029 (a)	287	291
4.375% due 02/20/2027 (a)	265	270
8.000% due 04/15/2027-02/15/2031 (d)	520	561
8.500% due 04/20/2030	5	6

Total U.S. Government Agencies (Cost $15,701)		15,724

U.S. TREASURY OBLIGATIONS 7.6%

Treasury Inflation Protected Securities (c)
3.625% due 01/15/2008 (f)	16,499	17,463
2.000% due 01/15/2014	737	760
U.S. Treasury Note
4.875% due 02/15/2012	400	425

Total U.S. Treasury Obligations (Cost $18,355)		18,648

MORTGAGE-BACKED SECURITIES 4.4%

Banc of America Funding Corp.
4.118% due 05/25/2035 (a)	600	593
Bank of America Mortgage Securities, Inc.
6.500% due 10/25/2031	362	373
Bear Stearns Adjustable Rate Mortgage Trust
5.937% due 06/25/2032 (a)	146	147
5.345% due 02/25/2033 (a)	309	312
4.247% due 01/25/2034 (a)	404	404
4.716% due 01/25/2034 (a)	849	848

Countrywide Alternative Loan Trust
6.000% due 10/25/2033	$676	$684
CS First Boston Mortgage Securities Corp.
3.350% due 03/25/2032 (a)	349	347
3.350% due 03/25/2032 (a)	868	869
5.721% due 05/25/2032 (a)	198	200
5.240% due 06/25/2032 (a)	66	66
6.252% due 06/25/2032 (a)	58	58
GSR Mortgage Loan Trust
3.664% due 01/25/2034 (a)	143	144
Impac CMB Trust
3.694% due 10/25/2033 (a)	98	97
Mellon Residential Funding Corp.
3.460% due 06/15/2030 (a)	1,214	1,213
Merrill Lynch Mortgage Investors, Inc.
4.910% due 12/25/2032 (a)	194	190
Morgan Stanley Dean Witter Capital I, Inc.
5.500% due 04/25/2017	154	155
Prime Mortgage Trust
3.714% due 02/25/2019 (a)	82	83
3.714% due 02/25/2034 (a)	245	246
Resecuritization Mortgage Trust
3.564% due 04/26/2021 (a)	11	11
Residential Funding Mortgage Securities I, Inc.
6.500% due 03/25/2032	354	359
Salomon Brothers Mortgage Securities VII, Inc.
4.972% due 12/25/2030 (a)	387	389
Washington Mutual Mortgage Securities Corp.
6.000% due 03/25/2017	73	73
5.380% due 02/25/2033 (a)	663	665
3.765% due 02/27/2034 (a)	650	649
3.746% due 08/25/2042 (a)	1,467	1,475

Total Mortgage-Backed Securities (Cost $10,709)		10,650

ASSET-BACKED SECURITIES 2.8%

AAA Trust
3.414% due 11/26/2035 (a)	1,134	1,136
Argent Securities, Inc.
3.424% due 05/25/2034 (a)	108	109
Asset-Backed Securities Corp. Home Equity
3.474% due 05/25/2035 (a)	1,181	1,180
Bear Stearns Asset-Backed Securities, Inc.
3.414% due 03/25/2035 (a)	270	270
Carrington Mortgage Loan Trust
3.240% due 06/25/2035 (a)	300	300
Chase Funding Mortgage Loan Asset-Backed Certificates
3.684% due 10/25/2032 (a)	177	178
Countrywide Asset-Backed Certificates
3.454% due 05/25/2023 (a)	936	937
CS First Boston Mortgage Securities Corp.
3.624% due 01/25/2032 (a)	162	163
3.644% due 05/25/2043 (a)	99	99
First Franklin Mortgage Loan Trust Asset-Backed Certificates
3.444% due 10/25/2034 (a)	330	330
Household Mortgage Loan Trust
3.610% due 02/20/2033 (a)	248	248
Impac CMB Trust
3.564% due 04/25/2034 (a)	538	537
Residential Asset Mortgage Products, Inc.
3.414% due 05/25/2035 (a)	1,286	1,287
Residential Asset Securities Corp.
3.434% due 06/25/2025 (a)	41	41

Total Asset-Backed Securities (Cost $6,810)		6,815

SOVEREIGN ISSUES 1.9%

Republic of Brazil
4.250% due 04/15/2006 (a)	416	416
4.313% due 04/15/2009 (a)	941	934
4.313% due 04/15/2009 (a)	94	93
8.000% due 04/15/2014	211	218

See accompanying notes	June 30, 2005	Semi-Annual Report	9

Schedule of Investments (Cont.)

StocksPLUS Growth and Income Portfolio

June 30, 2005 (Unaudited)

Principal
Amount	Value
(000s)	(000s)

Russian Federation
8.750% due 07/24/2005	$1,700	$1,706
5.000% due 03/31/2030 (a)	300	336
United Mexican States
3.840% due 01/13/2009 (a)	900	914

Total Sovereign Issues (Cost $4,545)		4,617

PURCHASED PUT OPTIONS 0.0%
	# of Contracts
Eurodollar March Futures (CME)
Strike @ 93.750 Exp. 03/13/2006	155	1
Eurodollar September Futures (CME)
Strike @ 93.750 Exp. 09/19/2005	30	0
Strike @ 93.250 Exp. 09/19/2005	259	3
Put – CME S&P 500 Index September Futures
Strike @ 750.000 Exp. 09/16/2005	146	0
Strike @ 725.000 Exp. 09/16/2005	180	0

Total Purchased Put Options (Cost $14)		4

PREFERRED SECURITY 0.8%
	Shares

DG Funding Trust
3.360% due 12/29/2049 (a)	173	1,861

Total Preferred Security (Cost $1,823)		1,861

PREFERRED STOCK 0.1%

Fannie Mae
7.000% due 12/31/2049 (a)	6,300	351

Total Preferred Stock (Cost $319)		351

SHORT-TERM INSTRUMENTS (I) 63.3%
	Principal Amount (000s)
Commercial Paper 47.7%
ASB Bank Ltd.
3.220% due 08/24/2005	$1,300	1,294
Bank of Ireland
3.180% due 08/22/2005	800	796
3.190% due 08/22/2005	1,500	1,493
Barclays U.S. Funding Corp.
3.290% due 09/06/2005	900	894
Carolina Power & Light Co.
3.670% due 10/11/2005	100	99
CBA (de) Finance
3.160% due 08/08/2005	600	598
CDC IXIS Commercial Paper, Inc.
2.940% due 07/08/2005	3,900	3,898
Danske Corp.
3.010% due 07/07/2005	3,300	3,298
3.020% due 07/15/2005	2,200	2,197
3.250% due 09/20/2005	2,000	1,985
Den Norske Bank ASA
3.240% due 09/23/2005	900	893
3.255% due 09/26/2005	1,000	992
3.280% due 09/29/2005	3,700	3,668
Dexia Delaware LLC
3.235% due 08/12/2005	3,100	3,088
Fannie Mae
2.967% due 07/01/2005	800	800
3.010% due 08/03/2005	1,400	1,396
3.172% due 08/31/2005	2,300	2,287
3.205% due 09/07/2005	6,200	6,160
3.360% due 11/30/2005	2,500	2,463

Florida Power Corp.
3.710% due 11/01/2005		$1,600	$1,581
ForeningsSparbanken AB
3.120% due 08/03/2005		6,700	6,681
3.180% due 08/18/2005		600	597
Freddie Mac
2.939% due 08/01/2005		100	100
3.020% due 08/02/2005		5,000	4,987
3.000% due 08/08/2005		5,200	5,184
3.150% due 08/30/2005		800	796
HBOS Treasury Services PLC
3.100% due 07/28/2005		1,700	1,696
3.120% due 07/29/2005		2,700	2,693
3.255% due 09/07/2005		100	99
3.280% due 09/22/2005		3,000	2,976
ING U.S. Funding LLC
3.260% due 09/01/2005		6,800	6,760
Nordea North America, Inc.
3.300% due 09/06/2005		3,400	3,379
Public Service Electric & Gas Co.
3.690% due 11/30/2005		1,400	1,379
Rabobank USA Financial Corp.
3.370% due 07/01/2005		6,700	6,700
Skandinaviska Enskilda Banken AB (SEB)
3.310% due 09/15/2005		1,900	1,886
Stadshypoket Delaware, Inc.
3.115% due 07/25/2005		3,600	3,593
Svenska Handelsbanken, Inc.
3.050% due 07/20/2005		6,700	6,689
TotalFinaElf Capital S.A.
3.370% due 07/01/2005		6,700	6,700
UBS Finance Delaware LLC
3.020% due 07/22/2005		700	699
3.250% due 09/23/2005		1,500	1,488
3.255% due 09/26/2005		3,900	3,868
3.270% due 09/27/2005		1,300	1,289
Westpac Trust Securities NZ Ltd. London
3.260% due 09/07/2005		6,900	6,856

			116,975

Repurchase Agreement 3.2%
State Street Bank
2.650% due 07/01/2005		7,759	7,759

(Dated 06/30/2005. Collateralized by Fannie Mae 2.875% due 10/15/2005 valued at $7,916. Repurchase proceeds are $7,760.)
French Treasury Bill 1.3%
2.015% due 08/04/2005	EC	2,700	3,261

Netherlands Treasury Bill 7.2%
2.007% due 09/30/2005		14,600	17,515

U.S. Treasury Bills 3.9%
2.924% due 09/01/2005-09/15/2005 (d)(f)		$9,700	9,641

Total Short-Term Instruments (Cost $155,463)			155,151

Total Investments (e) 100.6%			$246,437
(Cost $247,215)
Other Assets and Liabilities (Net) (0.6%)			(1,456)

Net Assets 100.0%			$244,981

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a) Variable rate security.

(b) Security is in default.

(c) Principal amount of security is adjusted for inflation.

(d) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(e) As of June 30, 2005, portfolio securities with an aggregate market value of $4,712 were valued with reference to securities whose prices are more readily obtainable.

(f) Securities with an aggregate market value of $21,121 have been segregated with the custodian to cover margin requirements for the following open futures contracts at June 30, 2005:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Eurodollar March Long Futures	03/2006	168	$1
Eurodollar June Long Futures	06/2006	25	(1)
Eurodollar September Long Futures	09/2005	45	(53)
Eurodollar September Long Futures	09/2006	2	1
Eurodollar December Long Futures	12/2005	182	(221)
Euribor Purchased Put Options Strike @ 93.250	12/2005	56	(1)
Euribor Purchased Put Options Strike @ 94.250	12/2005	132	(2)
Euribor Purchased Put Options Strike @ 96.250	12/2005	192	(3)
Euribor Purchased Put Options Strike @ 96.380	12/2005	113	(2)
Euribor Written Put Options Strike @ 97.375	12/2005	105	30
Government of Japan 10-Year Note Long Futures	09/2005	3	21
S&P 500 Index September Long Futures	09/2005	771	(856)
U.S. Treasury 10-Year Note Short Futures	09/2005	178	(77)

			$(1,163)

10	Semi-Annual Report	June 30, 2005	See accompanying notes

(g) Swap agreements outstanding at June 30, 2005:

Interest Rate Swaps
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Unrealized (Depreciation)
Goldman Sachs & Co.	6-month JY-LIBOR	Receive	2.000%	06/15/2012	JY	130,000	$(86)
Morgan Stanley Dean Witter & Co.	6-month JY-LIBOR	Receive	2.000%	06/15/2012		260,000	(153)

							$(239)

Credit Default Swaps
Counterparty	Reference Entity	Buy/Sell Protection	Pay/Receive Fixed rate	Expiration Date	Notional Amount		Unrealized Appreciation
ABN AMRO Bank, N.V.	Ford Motor Co. 7.000% due 10/01/2013	Sell	3.350%	06/20/2006		$100	$2
HSBC Bank USA	Ford Motor Co. 7.000% due 10/01/2013	Sell	2.770%	06/20/2007		500	8
J.P. Morgan Chase & Co.	Russian Federation, 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	0.770%	05/20/2007		200	1
J.P. Morgan Chase & Co.	Ford Motor Co. 7.000% due 10/01/2013	Sell	4.600%	06/20/2007		500	23
Lehman Brothers, Inc.	Russian Federation, 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	0.480%	08/20/2005		100	0
Lehman Brothers, Inc.	General Motors Acceptance Corp. 6.875% due 08/28/2012	Sell	4.200%	06/20/2006		200	6
Lehman Brothers, Inc.	Russian Federation, 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	0.610%	03/20/2007		3,000	6
Lehman Brothers, Inc.	Russian Federation, 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	0.870%	04/20/2007		600	4
Merrill Lynch & Co., Inc.	General Motors Acceptance Corp. 6.875% due 08/28/2012	Sell	3.500%	06/20/2006		1,600	28
Morgan Stanley Dean Witter & Co.	Russian Federation, 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell	1.000%	07/20/2005		700	3

							$81

Total Return Swaps
Counterparty		Receive total return	Pay	Expiration Date	Notional Amount		Unrealized (Depreciation)
Credit Suisse First Boston		S&P 500 Index	1-month USD-LIBOR plus 0.040%	04/28/2006		$4	$(7)
UBS Warburg LLC		S&P 500 Index	1-month USD-LIBOR plus 0.050%	06/16/2006		5	(192)

							$(199)

(h) Forward foreign currency contracts outstanding at June 30, 2005:
Type	Currency	Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)		Net Unrealized Appreciation/ (Depreciation)
Buy	BR	900	09/2005	$58		$0	$58
Sell		900	09/2005	0		(30)	(30)
Buy	EC	13,951	07/2005	1		(196)	(195)
Sell		31,984	07/2005	308		0	308
Buy	JY	396,332	07/2005	0		(145)	(145)

				$367		$(371)	$(4)

See accompanying notes	June 30, 2005	Semi-Annual Report	11

Notes to Financial Statements

June 30, 2005 (Unaudited)

1. Organization

The StocksPLUS Growth and Income Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented in these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed-income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open. Market value is generally determined on the basis of last reported sales price, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed-income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as a component of interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from financial accounting principles generally accepted in the United States of America (“GAAP”). Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported in the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized

12	Semi-Annual Report	June 30, 2005

and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative and servicing fees.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Portfolio are maintained in U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollar based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout reports are defined as follows:

BR	-	Brazilan Real
EC	-	Euro
JY	-	Japanese Yen

Forward Currency Transactions. The Portfolio may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Inflation-Indexed Bonds. The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

Options Contracts. The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to

June 30, 2005	Semi-Annual Report	13

Notes to Financial Statements (Cont.)

June 30, 2005 (Unaudited)

the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return, forward spread lock, and credit default swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms and the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss in the Statements of Operations upon termination of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received by the Portfolio are included as part of realized gain (loss) on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

As a result of a FASB Emerging Issues Task Force (“EITF”) consensus, No. 03-11, and related SEC staff guidance, the Portfolio has reclassified periodic payments made or received under swap agreements, which were previously included within miscellaneous income, to a component of realized gain (loss) in the Statement of Operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year’s Statement of Changes in Net Assets and the per share amounts in the prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly.

U.S. Government Agencies or Government-Sponsored Enterprises. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U. S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business,

14	Semi-Annual Report	June 30, 2005

the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary of Allianz Global Investors of America L.P., formerly known as Allianz Dresdner Asset Management of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.40%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.10%.

Servicing Fee. Allianz Global Investors Distributors, LLC (the “Distributor”), formerly known as PA Distributors LLC, is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributor was 0.15% during current fiscal year.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current period ended June 30, 2005, each unaffiliated Trustee received an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, each Committee Chair received an additional annual retainer of $500 and each Audit Committee Chair received an additional annual retainer of $1,500. These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4. Purchases and Sales of Securities

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2005 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$181,741	$140,711	$34,441	$78,246

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

Premium
Balance at 12/31/2004	$0
Sales	183
Closing Buys	(183)
Expirations	0
Exercised	0
Balance at 06/30/2005	$0

June 30, 2005	Semi-Annual Report	15

Notes to Financial Statements (Cont.)

June 30, 2005 (Unaudited)

6. Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2005		Year Ended 12/31/2004
	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	243	$2,424	253	$2,388
Administrative Class	254	2,501	2,102	19,773

Issued as reinvestment of distributions

Institutional Class	3	30	6	61
Administrative Class	148	1,453	458	4,442

Cost of shares redeemed

Institutional Class	(37)	(363)	(145)	(1,400)
Administrative Class	(2,617)	(25,871)	(5,048)	(47,541)

Net decrease resulting from Portfolio share transactions	(2,006)	$(19,826)	(2,374)	$(22,277)

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held
Institutional Class	2	100
Administrative Class	3	94	*

*One	of the shareholders, Allianz Life Insurance Co., is an indirect wholly owned subsidiary of Allianz Global Investors of Americas L.P. and a related party to the Portfolio.

7. Federal Income Tax Matters

At June 30, 2005, the aggregate cost of investments was the same for federal income tax and financial statement purposes. The net unrealized appreciation (depreciation) of investment securities for federal income tax purposes is as follows (amounts in thousands):

Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized (Depreciation)
$ 622	$ (1,400)	$ (778)

8. Regulatory & Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, Allianz Global Investors (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.), PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and Allianz Global Investors Distributors LLC (“AGID”), in connection with the same matter. In the New Jersey Settlement, AGI, PEA and AGID neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and AGID had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, AGID, and certain of their affiliates, including PIMCO Funds (formerly, PIMCO Funds: Pacific Investment Management Series), Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series), and the Trustees of the Trust (in their capacity as Trustees of the PIMCO or Allianz Funds), have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they

16	Semi-Annual Report	June 30, 2005

have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO and Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the Allianz and PIMCO Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the PIMCO Funds’ Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the Allianz and PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

On April 11, 2005, the Attorney General of the State of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia (the “West Virginia Complaint”) against Allianz Global Investors Fund Management LLC (formerly PA Fund Management LLC) (“AGIF”), PEA and AGID alleging, among other things, that they improperly allowed broker-dealers, hedge funds and investment advisers to engage in frequent trading of various open-end funds advised or distributed by AGIF and certain of its affiliates in violation of the funds’ stated restrictions on “market timing.” On May 31, 2005, AGIF, PEA and AGID, along with the other mutual fund defendants in the action, removed the action to the U.S. District Court for the District of West Virginia. The West Virginia Complaint also names numerous other defendants unaffiliated with AGIF in separate claims alleging improper market timing and/or late trading of open-end investment companies advised or distributed by such other defendants. The West Virginia Complaint seeks injunctive relief, civil monetary penalties, investigative costs and attorney’s fees.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, AGID and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser, and AGID could be barred from serving as principal underwriter, to any registered investment company, including the Portfolios of the Trust. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, AGID, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order. If the West Virginia Attorney General were to obtain a court injunction against AGIF, PEA or AGID, the Applicants would, in turn, seek exemptive relief under Section 9(c) with respect to that matter, although there is no assurance that such exemptive relief would be granted.

The foregoing speaks only as of the date of this report. It is possible that these matters and/or other developments resulting from these matters could result in increased Portfolio redemptions or other adverse consequences to the Portfolio. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Portfolio.

June 30, 2005	Semi-Annual Report	17

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

PIMCO VARIABLE INSURANCE TRUST

TOTAL RETURN PORTFOLIO

ADMINISTRATIVE CLASS

SEMI-ANNUAL REPORT
June 30, 2005

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust prospectus. Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. This and other information is contained in the Portfolio’s prospectus. Please read the prospectus carefully before you invest or send money.

Chairman’s Letter

Dear Shareholder:

We are pleased to present this semi-annual report for the PIMCO Variable Insurance Trust, covering the six-month period ended June 30, 2005.

Bonds generally rallied worldwide during the first half of 2005, as intermediate and long-term interest rates fell, risk appetites for credit-sensitive assets revived somewhat and signs of a global economic slowdown emerged. In the U.S., fixed income returns were also positive overall for the first six months of 2005, as second quarter gains generally offset losses in the first quarter.

The phenomenon of decreasing longer-dated yields amid a tightening cycle by the Federal Reserve—dubbed a “conundrum” by Fed Chairman Alan Greenspan—continued throughout the six-month period. Amidst the explanation of the “conundrum,” several factors emerge. First, inflation remains relatively contained, while weakness in the manufacturing data signaled that the U.S. economy could be poised to slow down. Second, Asian central banks continued to buy Treasuries to keep their currencies from appreciating versus the U.S. dollar, thereby helping to finance the U.S. trade deficit. Finally, demand from U.S. pension funds to reduce the mismatch between the duration of their assets and liabilities provided support for longer-dated bonds.

On the following pages you will find details on the Portfolio and its total return investment performance, including our discussion of the primary factors that affected performance during the six-month reporting period.

We appreciate the trust you have placed in us, and we will strive to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

July 31, 2005

June 30, 2005	Semi-Annual Report	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of fifteen separate investment portfolios. Each portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of a portfolio directly. Shares of a portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: real rate risk, derivative risk, small company risk, non-U.S. security risk, high-yield security risk and specific sector investment risks. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a portfolio could not close out a position when it would be most advantageous to do so. A Portfolio investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified portfolio. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

Inflation-indexed bonds issued by the U.S. Government, also known as “TIPS”, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Repayment upon maturity of the original principal as adjusted for inflation is guaranteed by the U.S. Government. Neither the current market value of inflation-indexed bonds nor the value of shares of a portfolio that invests in inflation-indexed bonds is guaranteed, and either or both may fluctuate.

On the performance summary page in this semi-annual report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay (i) on Portfolio distributions or (ii) the redemption of Portfolio shares. The Portfolio’s performance also does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns.

An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the SEC’s website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

2	Semi-Annual Report	June 30, 2005

Important Information (continued)

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this semi-annual report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from January 1, 2005 to June 30, 2005.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel or litigation expense).

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

June 30, 2005	Semi-Annual Report	3

Total Return Portfolio

CUMULATIVE RETURNS THROUGH JUNE 30, 2005

                               Total Return
                                 Portfolio                   Lehman Brothers
                              Administrative                 Aggregate Bond
                                  Class                          Index
                              --------------                 --------------
    12/31/1997                   $10,000                        $10,000
     1/31/1998                    10,102                         10,128
     2/28/1998                    10,059                         10,120
     3/31/1998                    10,081                         10,156
     4/30/1998                    10,124                         10,209
     5/31/1998                    10,222                         10,305
     6/30/1998                    10,302                         10,393
     7/31/1998                    10,355                         10,415
     8/31/1998                    10,546                         10,584
     9/30/1998                    10,861                         10,832
    10/31/1998                    10,820                         10,775
    11/30/1998                    10,806                         10,836
    12/31/1998                    10,861                         10,869
     1/31/1999                    10,907                         10,946
     2/28/1999                    10,641                         10,755
     3/31/1999                    10,769                         10,815
     4/30/1999                    10,754                         10,849
     5/31/1999                    10,660                         10,754
     6/30/1999                    10,668                         10,720
     7/31/1999                    10,611                         10,674
     8/31/1999                    10,596                         10,669
     9/30/1999                    10,755                         10,793
    10/31/1999                    10,843                         10,832
    11/30/1999                    10,829                         10,832
    12/31/1999                    10,798                         10,779
     1/31/2000                    10,713                         10,744
     2/29/2000                    10,756                         10,874
     3/31/2000                    10,959                         11,017
     4/30/2000                    10,909                         10,986
     5/31/2000                    10,959                         10,981
     6/30/2000                    11,161                         11,209
     7/31/2000                    11,250                         11,311
     8/31/2000                    11,419                         11,475
     9/30/2000                    11,451                         11,547
    10/31/2000                    11,520                         11,623
    11/30/2000                    11,727                         11,813
    12/31/2000                    11,895                         12,033
     1/31/2001                    11,999                         12,229
     2/28/2001                    12,139                         12,336
     3/31/2001                    12,224                         12,398
     4/30/2001                    12,104                         12,346
     5/31/2001                    12,160                         12,421
     6/30/2001                    12,200                         12,468
     7/31/2001                    12,589                         12,746
     8/31/2001                    12,733                         12,892
     9/30/2001                    12,861                         13,043
    10/31/2001                    13,108                         13,316
    11/30/2001                    12,950                         13,132
    12/31/2001                    12,891                         13,049
     1/31/2002                    13,052                         13,154
     2/28/2002                    13,197                         13,282
     3/31/2002                    12,995                         13,061
     4/30/2002                    13,234                         13,314
     5/31/2002                    13,317                         13,427
     6/30/2002                    13,319                         13,543
     7/31/2002                    13,350                         13,707
     8/31/2002                    13,596                         13,938
     9/30/2002                    13,715                         14,164
    10/31/2002                    13,666                         14,099
    11/30/2002                    13,767                         14,096
    12/31/2002                    14,059                         14,387
     1/31/2003                    14,117                         14,399
     2/28/2003                    14,317                         14,598
     3/31/2003                    14,314                         14,587
     4/30/2003                    14,468                         14,707
     5/31/2003                    14,716                         14,982
     6/30/2003                    14,691                         14,952
     7/31/2003                    14,176                         14,449
     8/31/2003                    14,320                         14,545
     9/30/2003                    14,688                         14,930
    10/31/2003                    14,582                         14,791
    11/30/2003                    14,611                         14,826
    12/31/2003                    14,768                         14,977
     1/31/2004                    14,876                         15,098
     2/29/2004                    15,038                         15,261
     3/31/2004                    15,161                         15,375
     4/30/2004                    14,826                         14,975
     5/31/2004                    14,761                         14,915
     6/30/2004                    14,825                         15,000
     7/31/2004                    14,980                         15,148
     8/31/2004                    15,263                         15,437
     9/30/2004                    15,284                         15,479
    10/31/2004                    15,439                         15,609
    11/30/2004                    15,363                         15,484
    12/31/2004                    15,490                         15,627
     1/31/2005                    15,547                         15,725
     2/28/2005                    15,482                         15,632
     3/31/2005                    15,442                         15,552
     4/30/2005                    15,663                         15,762
     5/31/2005                    15,829                         15,933
     6/30/2005                    15,906                         16,020

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

SECTOR BREAKDOWN‡

U.S. Government Agencies	42.0%
Short-Term Instruments	29.5%
U.S. Treasury Obligations	12.7%
Asset-Backed Securities	3.6%
Corporate Bonds & Notes	3.2%
Other	9.0%

‡ % of Total Investments as of June 30, 2005

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended June 30, 2005

		6 Months	1 Year	5 Years*	Since Inception*
	Total Return Portfolio Administrative Class (Inception 12/31/97)	2.69%	7.29%	7.34%	6.39%
- - - - - - -	Lehman Brothers Aggregate Bond Index	2.51%	6.80%	7.40%	—
	* Annualized. All Portfolio returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Please refer to page 2 herein for an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$1,026.90	$1,021.57
Expenses Paid During Period†	$3.27	$3.26

†Expenses are equal to the Portfolio’s Administrative Class annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The Total Return Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities.

•	The Portfolio’s Administrative Class shares outperformed the benchmark Lehman Brothers Aggregate Bond Index for the six-month period ended June 30, 2005, returning 2.69% versus the 2.51% return of the Index.

•	The Portfolio’s below-index duration for the first half of the period and above-index duration for the second half of the period added to returns, as yields generally rose and then subsequently fell.

•	The Portfolio’s emphasis on short/intermediate maturities for most of the period was negative for performance, as the yield curve flattened. Continued tightening by the Federal Reserve and strong demand for longer-maturity bonds were driving factors behind the curve flattening.

•	Substituting real return bonds [Treasury Inflation Protected Securities (“TIPS”)] for nominal Treasuries detracted from performance, as inflation expectations lessened over the period, causing TIPS to underperform conventional, non-inflation linked Treasuries.

•	An overweight to mortgage securities for most of the six-month period was modestly positive for returns, as mortgages outperformed comparable Treasuries.

•	The Portfolio’s underweight to corporate securities was positive, as this sector lagged Treasuries on a like-duration basis.

•	Emerging markets bond investments boosted performance, as strong demand for their attractive yields and improving credit fundamentals caused yield premiums to tighten.

•	Non-U.S. positions were positive, especially in the Eurozone, as worries of a slowdown in the European economy and prospects for future rate cuts drove yields generally lower than in the U.S.

4	Semi-Annual Report	June 30, 2005

Financial Highlights

Total Return Portfolio (Administrative Class)

Selected Per Share Data for the Year or Period Ended:	06/30/2005†	12/31/2004	12/31/2003	12/31/2002		12/31/2001		12/31/2000

Net asset value beginning of period	$10.51	$10.36	$10.23	$9.89		$9.77		$9.45
Net investment income (a)	0.15	0.19	0.25	0.41		0.45		0.62
Net realized/unrealized gain on investments (a)	0.13	0.31	0.26	0.47		0.35		0.30
Total income from investment operations	0.28	0.50	0.51	0.88		0.80		0.92
Dividends from net investment income	(0.15)	(0.20)	(0.30)	(0.41)		(0.49)		(0.60)
Distributions from net realized capital gains	0.00	(0.15)	(0.08)	(0.13)		(0.19)		0.00
Total distributions	(0.15)	(0.35)	(0.38)	(0.54)		(0.68)		(0.60)
Net asset value end of year	$10.64	$10.51	$10.36	$10.23		$9.89		$9.77
Total return	2.69%	4.89%	5.04%	9.07%		8.37%		10.15%
Net assets end of year (000s)	$2,554,208	$2,352,679	$1,908,336	$1,161,299		$332,823		$55,533
Ratio of net expenses to average net assets	0.65%*	0.65%	0.65%	0.65	%(b)	0.65	%(b)	0.65	%(b)
Ratio of net investment income to average net assets	2.83%*	1.79%	2.45%	4.07%		4.55%		6.46%
Portfolio turnover rate	208%	373%	193%	222%		217%		415%

†	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.66%.

See accompanying notes	June 30, 2005	Semi-Annual Report	5

Statement of Assets and Liabilities

Total Return Portfolio

June 30, 2005 (Unaudited)

Amounts in thousands, except per share amounts

Assets:

Investments, at value	$2,995,129
Cash	73,705
Foreign currency, at value	1,924
Receivable for investments sold	230,251
Receivable for investments sold on delayed-delivery basis	46,011
Unrealized appreciation on forward foreign currency contracts	1,008
Receivable for Portfolio shares sold	1,342
Interest and dividends receivable	15,319
Variation margin receivable	1,079
Swap premiums paid	781
Unrealized appreciation on swap agreements	2,426
3,368,975

Liabilities:

Payable for investments purchased	$548,682
Payable for investments purchased on delayed-delivery basis	85,348
Unrealized depreciation on forward foreign currency contracts	2,662
Written options outstanding	816
Payable for Portfolio shares redeemed	1,432
Dividends payable	1,117
Accrued investment advisory fee	553
Accrued administration fee	553
Accrued servicing fee	280
Variation margin payable	191
Swap premiums received	642
Unrealized depreciation on swap agreements	2,166
644,442

Net Assets	$2,724,533

Net Assets Consist of:

Paid in capital	$2,625,238
Undistributed net investment income	30,635
Accumulated undistributed net realized gain	50,806
Net unrealized appreciation	17,854
$2,724,533

Net Assets:

Institutional Class	$170,325
Administrative Class	2,554,208

Shares Issued and Outstanding:

Institutional Class	16,004
Administrative Class	239,998

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Institutional Class	$10.64
Administrative Class	10.64

Cost of Investments Owned	$2,976,662
Cost of Foreign Currency Held	$1,943

6	Semi-Annual Report	June 30, 2005	See accompanying notes

Statement of Operations

Total Return Portfolio

Amounts in thousands
Six Months Ended June 30, 2005 (Unaudited)
Investment Income:

Interest	$43,348
Dividends, net of foreign taxes	233
Miscellaneous income	11
Total Income	43,592

Expenses:

Investment advisory fees	3,091
Administration fees	3,091
Distribution and/or servicing fees - Administrative Class	1,779
Trustees’ fees	15
Total Expenses	7,976

Net Investment Income	35,616

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments	5,105
Net realized gain on futures contracts, options, and swaps	13,410
Net realized gain on foreign currency transactions	20,343
Net change in unrealized appreciation on investments	17,732
Net change in unrealized (depreciation) on futures contracts, options, and swaps	(5,114)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(18,399)
Net Gain	33,077

Net Increase in Net Assets Resulting from Operations	$68,693

See accompanying notes	June 30, 2005	Semi-Annual Report	7

Statements of Changes in Net Assets

Total Return Portfolio

Amounts in thousands
	Six Months Ended June 30, 2005 (Unaudited)	Year Ended December 31, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income	$35,616	$39,774
Net realized gain	38,858	77,068
Net change in unrealized (depreciation)	(5,781)	(11,343)
Net increase resulting from operations	68,693	105,499

Distributions to Shareholders:

From net investment income
Institutional Class	(1,705)	(1,315)
Administrative Class	(34,685)	(40,727)

From net realized capital gains
Institutional Class	0	(936)
Administrative Class	0	(34,065)

Total Distributions	(36,390)	(77,043)

Portfolio Share Transactions:

Receipts for shares sold
Institutional Class	27,916	74,797
Administrative Class	320,653	631,588

Issued in reorganization
Institutional Class	88,822	0
Administrative Class	0	0

Issued as reinvestment of distributions
Institutional Class	1,705	2,251
Administrative Class	29,441	61,234

Cost of shares redeemed
Institutional Class	(13,659)	(89,784)
Administrative Class	(178,973)	(276,093)
Net increase resulting from Portfolio share transactions	275,905	403,993

Total Increase in Net Assets	308,208	432,449

Net Assets:

Beginning of period	2,416,325	1,983,876
End of period*	$2,724,533	$2,416,325

*Including undistributed net investment income of:	$30,635	$31,409

8	Semi-Annual Report	June 30, 2005	See accompanying notes

Schedule of Investments

Total Return Portfolio

June 30, 2005 (Unaudited)

Principal
Amount	Value
(000s)	(000s)

CORPORATE BONDS & NOTES 3.6%
Banking & Finance 1.6%
American General Finance Corp.
3.492% due 03/23/2007 (a)	$1,600	$1,600
Export-Import Bank Of Korea
4.125% due 02/10/2009	140	139
Ford Motor Credit Co.
7.600% due 08/01/2005	2,400	2,405
4.389% due 03/21/2007 (a)	900	882
General Motors Acceptance Corp.
4.395% due 10/20/2005 (a)	900	901
4.070% due 04/13/2006 (a)	19,900	19,823
4.145% due 05/18/2006 (a)	2,600	2,588
7.250% due 03/02/2011	600	563
Phoenix Quake Wind Ltd.
5.570% due 07/03/2008 (a)	800	823
5.954% due 07/03/2008 (a)	800	823
7.004% due 07/03/2008 (a)	400	342
Premium Asset Trust
3.745% due 09/08/2007 (a)	100	95
Qwest Capital Funding, Inc.
7.250% due 02/15/2011	657	632
Residential Reinsurance Ltd.
8.280% due 06/08/2006 (a)	8,100	7,890
Santander Financial Issuances
6.800% due 07/15/2005	95	95
UFJ Finance Aruba AEC
6.750% due 07/15/2013	2,300	2,569
Union Planters Corp.
6.750% due 11/01/2005	240	242
Vita Capital Ltd.
4.854% due 01/01/2007 (a)	500	501

		42,913

Industrials 1.3%
DaimlerChrysler NA Holding Corp.
4.270% due 09/26/2005 (a)	5,000	5,007
3.890% due 05/24/2006 (a)	6,050	6,067
4.228% due 08/08/2006 (a)	900	906
El Paso Corp.
6.750% due 05/15/2009	6,000	6,030
7.875% due 06/15/2012	6,600	6,831
7.800% due 08/01/2031	1,500	1,466
ITT Corp.
6.750% due 11/15/2005	250	253
Pemex Project Funding Master Trust
8.000% due 11/15/2011	100	114
8.625% due 02/01/2022	1,200	1,482
9.500% due 09/15/2027	55	72
United Airlines, Inc.
8.030% due 07/01/2011	465	145
6.071% due 03/01/2013	6,689	6,295
2.630% due 03/02/2049 (a)(b)	1,354	1,310

		35,978

Utilities 0.7%
Entergy Gulf States, Inc.
6.000% due 12/01/2012	6,500	6,693
5.700% due 06/01/2015	8,300	8,508
Korea Electric Power Corp.
5.125% due 04/23/2034	90	93
Morgan Stanley Bank AG
9.625% due 03/01/2013	100	123
Pacific Gas & Electric Co.
4.204% due 04/03/2006 (a)	2,312	2,312
TPSA Finance BV
7.750% due 12/10/2008	120	133

		17,862

Total Corporate Bonds & Notes		96,753
(Cost $93,738)

MUNICIPAL BONDS & NOTES 1.6%
New Jersey State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2003
6.750% due 06/01/2039	$5,450	$6,092
Badger Tobacco Asset Securitization Corp., Wisconsin Revenue Bonds, Series 2002
6.000% due 06/01/2017	3,700	3,903
California State Tobacco Securitization Agency Revenue Bonds, Series 2003-A1
6.250% due 06/01/2033	2,900	3,164
California State University Revenue Bonds, (FSA Insured), Series 2004
5.000% due 11/01/2034	5,000	5,338
Chicago, Illinois General Obligation Bonds, (MBIA Insured), Series 2005
7.200% due 01/01/2035 (a)	5,000	5,522
Durham County, North Carolina General Obligation Bonds, Series 2002
5.000% due 04/01/2017	5,465	5,987
New Jersey State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2003
4.375% due 06/01/2019	3,790	3,831
New Jersey Tobacco Settlement Financing Corp. Revenue Bonds, Series 2002
6.000% due 06/01/2037	1,530	1,600
New York State Environmental Facilities Corporate Revenue Bonds, Series 2002
7.420% due 06/15/2023 (a)	850	987
New York, New York General Obligation Bonds, Series 2005
7.110% due 03/01/2030 (a)	750	838
South San Antonio, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2004
5.000% due 08/15/2029	3,150	3,317
State of Texas Highway Improvement General Obligation Bonds, Series 2005
7.320% due 04/01/2035	1,800	1,904
University of Texas Financing Refunding Systems Revenue Bonds, Series 2003-B
5.000% due 08/15/2033	1,200	1,269

Total Municipal Bonds & Notes		43,752
(Cost $41,127)

U.S. GOVERNMENT AGENCIES 46.2%
Fannie Mae
2.500% due 06/15/2008	2,480	2,386
3.111% due 04/26/2035 (a)	2,966	2,968
3.319% due 09/22/2006 (a)	10,300	10,297
3.664% due 03/25/2044 (a)	12,152	12,167
3.747% due 09/01/2040 (a)	145	149
4.000% due 10/01/2018	546	536
4.247% due 11/01/2025 (a)	3	3
4.298% due 10/01/2032 (a)	2,258	2,297
4.300% due 09/01/2039 (a)	222	234
4.371% due 11/01/2035 (a)	445	453
4.500% due 07/01/2019-04/01/2035 (f)	2,386	2,355
4.960% due 12/01/2036 (a)	3,840	3,910
5.000% due 01/01/2018-08/11/2035 (f)	218,060	218,888
5.190% due 09/01/2034 (a)	4,058	4,074
5.500% due 04/01/2014-07/14/2035 (f)	907,145	920,516
6.000% due 04/01/2016-05/01/2034 (f)	14,258	14,736
6.500% due 06/01/2029-11/01/2034 (f)	1,740	1,802
7.000% due 04/25/2023-06/01/2032 (f)	5,589	5,903

Federal Home Loan Bank
4.200% due 02/05/2007 (a)	$2,000	$1,860
Federal Housing Administration
7.430% due 01/25/2023	272	276
Financing Corp.
0.000% due 04/05/2019-09/26/2019 (e)(f)	1,670	890
Freddie Mac
2.614% due 07/15/2011	867	857
3.670% due 11/15/2030 (a)	64	64
3.720% due 09/15/2030 (a)	57	57
4.417% due 01/01/2028 (a)	5	6
4.500% due 04/01/2018-10/01/2018 (f)	3,086	3,075
4.746% due 07/01/2027 (a)	6	6
5.000% due 04/01/2018-08/01/2035 (f)	11,314	11,404
5.500% due 04/01/2033	1,547	1,571
6.000% due 07/01/2016-11/01/2033 (f)	9,063	9,319
6.250% due 08/25/2022	23	23
6.500% due 03/01/2013-03/01/2034 (f)	1,560	1,622
7.000% due 06/15/2023	3,015	3,166
7.201% due 07/01/2030 (a)	3	3
7.500% due 07/15/2030-03/01/2032 (f)	503	537
8.500% due 08/01/2024	26	29
Government National Mortgage Association
3.375% due 04/20/2026-05/20/2030 (a)(f)	223	226
3.500% due 07/20/2030 (a)	32	32
3.660% due 06/20/2030 (a)	5	5
3.750% due 02/20/2032 (a)	2,195	2,212
3.760% due 09/20/2030 (a)	53	53
4.125% due 10/20/2029-11/20/2029 (a)(f)	639	648
4.375% due 02/20/2027 (a)	10	10
5.500% due 04/15/2033-09/15/2033 (f)	872	892
6.500% due 03/15/2031-04/15/2032 (f)	466	488
7.500% due 11/20/2029	341	360
Small Business Administration
5.130% due 09/01/2023	92	95
6.030% due 02/10/2012	10,630	11,133
6.290% due 01/01/2021	275	294
6.344% due 08/01/2011	1,624	1,712
7.449% due 08/01/2010	32	35
7.500% due 04/01/2017	1,749	1,866
8.017% due 02/10/2010	184	199

Total U.S. Government Agencies		1,258,699
(Cost $1,247,294)

U.S. TREASURY OBLIGATIONS 13.9%

Treasury Inflation Protected Securities (c)
3.375% due 01/15/2007 (h)	491	507
2.000% due 01/15/2014	1,579	1,627
1.625% due 01/15/2015	6,012	5,991
2.375% due 01/15/2025	10,528	11,528
3.625% due 04/15/2028	2,526	3,395
U.S. Treasury Bonds
7.875% due 02/15/2021	8,400	11,849
6.250% due 08/15/2023	13,900	17,327
6.000% due 02/15/2026	1,793	2,210
5.500% due 08/15/2028	8,100	9,541
5.250% due 11/15/2028	4,800	5,484
6.125% due 08/15/2029	40	51
U.S. Treasury Note
4.875% due 02/15/2012	292,100	310,311

Total U.S. Treasury Obligations		379,821
(Cost $371,942)

See accompanying notes	June 30, 2005	Semi-Annual Report	9

Schedule of Investments (Cont.)

Total Return Portfolio

June 30, 2005 (Unaudited)

Principal
Amount	Value
(000s)	(000s)

MORTGAGE-BACKED SECURITIES 2.7%

Banc of America Commercial Mortgage, Inc.
4.875% due 06/10/2039	$590	$604
4.128% due 07/10/2042	395	393
Banc of America Funding Corp.
4.118% due 05/25/2035 (a)	6,700	6,623
Bank of America Mortgage Securities, Inc.
6.500% due 10/25/2031	2,677	2,763
5.548% due 10/20/2032 (a)	434	437
6.500% due 09/25/2033	965	981
Bear Stearns Adjustable Rate Mortgage Trust
4.313% due 11/25/2030 (a)	18	18
5.259% due 10/25/2032 (a)	119	119
5.345% due 01/25/2033 (a)	848	856
5.632% due 01/25/2033 (a)	430	435
5.081% due 03/25/2033 (a)	2,123	2,126
4.854% due 01/25/2034 (a)	5,555	5,563
Bear Stearns Alt-A Trust
5.448% due 05/25/2035 (a)	12,113	12,344
5.448% due 05/25/2035	388	393
Countrywide Alternative Loan Trust
4.673% due 08/25/2034	520	522
Countrywide Home Loans, Inc.
3.584% due 05/25/2034 (a)	3,576	3,571
CS First Boston Mortgage Securities Corp.
6.037% due 04/25/2032 (a)	37	37
6.252% due 06/25/2032 (a)	487	488
5.672% due 10/25/2032 (a)	331	331
First Nationwide Trust
6.750% due 08/21/2031	150	151
Greenwich Capital Commercial Funding Corp.
5.317% due 06/10/2036	915	965
GS Mortgage Securities Corp. II
5.396% due 08/10/2038	905	960
GSAMP Trust
3.504% due 10/25/2033 (a)	5,345	5,348
Indymac Adjustable Rate Mortgage Trust
6.648% due 01/25/2032 (a)	20	20
Merrill Lynch Mortgage Trust
4.353% due 02/12/2042	515	516
Morgan Stanley Capital I
4.050% due 01/13/2041	530	525
Prime Mortgage Trust
3.714% due 02/25/2019 (a)	494	495
3.714% due 02/25/2034 (a)	2,044	2,048
Residential Funding Mortgage Securities I, Inc.
6.500% due 03/25/2032	2,315	2,345
SACO I, Inc.
3.504% due 07/25/2019 (a)	8,394	8,394
Structured Asset Mortgage Investments, Inc.
3.590% due 09/19/2032 (a)	763	760
Structured Asset Securities Corp.
3.764% due 06/25/2017 (a)	234	234
6.103% due 02/25/2032 (a)	50	50
6.150% due 07/25/2032 (a)	149	149
3.604% due 01/25/2033 (a)	73	73
Superannuation Members Home Loans Global Fund
3.665% due 06/15/2026 (a)	83	83
Torrens Trust
3.480% due 07/15/2031 (a)	570	571
Washington Mutual Mortgage Securities Corp.
5.126% due 10/25/2032 (a)	685	690
3.746% due 08/25/2042 (a)	11,532	11,594

Total Mortgage-Backed Securities		74,575
(Cost $74,506)

ASSET-BACKED SECURITIES 3.9%

AAA Trust
3.414% due 11/26/2035 (a)	11,953	11,974
Aames Mortgage Investment Trust
3.394% due 08/25/2035	1,077	1,078
Amortizing Residential Collateral Trust
3.584% due 06/25/2032 (a)	796	797

Argent Securities, Inc.
3.494% due 11/25/2034 (a)	$2,216	$2,218
Capital Auto Receivables Asset Trust
3.230% due 06/15/2006 (a)	1,432	1,433
Carrington Mortgage Loan Trust
3.240% due 06/25/2035 (a)	2,700	2,698
Centex Home Equity
3.414% due 03/25/2034 (a)	828	829
Citifinancial Mortgage Securities, Inc.
3.082% due 08/25/2033	100	99
3.221% due 10/25/2033	100	99
Colonial Advisory Services CBO I Ltd.
3.696% due 06/20/2008 (a)	855	854
Conseco Finance Corp.
3.590% due 12/15/2029 (a)	176	176
Countrywide Asset-Backed Certificates
3.323% due 05/25/2022	250	247
3.464% due 12/25/2022 (a)	5,128	5,132
3.200% due 08/25/2023 (a)	144	144
3.324% due 12/25/2023	365	361
Credit-Based Asset Servicing & Securitization LLC
3.444% due 09/25/2021 (a)	826	826
3.564% due 09/25/2033 (a)	2,140	2,142
EMC Mortgage Loan Trust
3.684% due 05/25/2040 (a)	1,251	1,256
Equity One ABS, Inc.
3.424% due 07/25/2034 (a)	2,590	2,592
Fremont Home Loan Trust
3.464% due 07/25/2034 (a)	1,945	1,945
GRMT II LLC
3.510% due 06/20/2032 (a)	27	27
HFC Home Equity Loan Asset-Backed Certificates
3.610% due 10/20/2032 (a)	3,787	3,792
Home Equity Mortgage Trust
3.464% due 12/25/2034 (a)	2,977	2,979
Household Mortgage Loan Trust
3.560% due 05/20/2032 (a)	294	294
Impac CMB Trust
3.564% due 04/25/2034 (a)	4,033	4,027
Irwin Home Equity Loan Trust
3.689% due 06/25/2021 (a)	6	6
Long Beach Mortgage Loan Trust
3.464% due 02/25/2024 (a)	388	388
Morgan Stanley Dean Witter Capital I, Inc.
3.644% due 07/25/2032 (a)	14	14
Nelnet Student Loan Trust
3.151% due 04/25/2011 (a)	1,820	1,819
Park Place Securities, Inc.
3.514% due 10/25/2034 (a)	2,233	2,235
Residential Asset Mortgage Products, Inc.
3.810% due 01/25/2026	220	219
4.450% due 07/25/2028	1,145	1,148
4.230% due 05/25/2029	165	165
4.003% due 01/25/2030	275	275
Sears Credit Account Master Trust
3.350% due 08/18/2009 (a)	23,100	23,117
3.600% due 11/17/2009 (a)	21,465	21,510
SLM Student Loan Trust
3.141% due 04/25/2010 (a)	6,263	6,266
Structured Asset Securities Corp.
4.370% due 10/25/2034	525	521
Wells Fargo Home Equity Trust
3.474% due 06/25/2019 (a)	1,022	1,023

Total Asset-Backed Securities		106,725
(Cost $106,715)

SOVEREIGN ISSUES 3.0%

Province of Quebec Canada
5.500% due 04/11/2006	630	640
Republic of Brazil
4.250% due 04/15/2006 (a)	864	865
4.313% due 04/15/2009 (a)	518	514
9.230% due 06/29/2009 (a)	100	116

9.250% due 10/22/2010		$85	$95
11.000% due 01/11/2012		300	358
4.313% due 04/15/2012 (a)		6,094	5,896
4.313% due 04/15/2012 (a)		247	239
8.000% due 04/15/2014		12,771	13,164
10.500% due 07/14/2014		2,340	2,773
8.875% due 04/15/2024		90	94
11.000% due 08/17/2040		2,400	2,890
Republic of Panama
9.625% due 02/08/2011		800	960
9.375% due 01/16/2023		330	409
8.875% due 09/30/2027		5,200	6,227
Republic of Peru
9.125% due 02/21/2012		1,400	1,645
9.875% due 02/06/2015		5,100	6,337
Republic of South Africa
9.125% due 05/19/2009		500	582
Russian Federation
5.000% due 03/31/2030 (a)		15,100	16,895
5.000% due 03/31/2030 (a)		545	613
United Mexican States
9.875% due 02/01/2010		100	121
8.375% due 01/14/2011		300	350
6.375% due 01/16/2013		930	1,001
11.375% due 09/15/2016		900	1,339
8.125% due 12/30/2019		4,200	5,166
8.300% due 08/15/2031		10,635	13,267

Total Sovereign Issues			82,556
(Cost $74,913)

FOREIGN CURRENCY-DENOMINATED ISSUES (k) 2.0%
Commonwealth of Canada
5.750% due 06/01/2033	C$	2,200	2,230
3.000% due 12/01/2036		1,139	1,158
Kingdom of Spain
5.750% due 07/30/2032	EC	3,000	4,915
4.200% due 01/31/2037		2,000	2,643
Republic of France
5.750% due 10/25/2032		7,400	12,155
4.750% due 04/25/2035		5,700	8,213
4.000% due 04/25/2055		1,700	2,193
Republic of Germany
5.625% due 01/04/2028		2,200	3,470
5.500% due 01/04/2031		6,100	9,642
United Kingdom Gilt
4.750% due 06/07/2010	BP	2,700	4,991
4.750% due 09/07/2015		1,000	1,879

Total Foreign Currency-Denominated Issues			53,489
(Cost $53,694)

PURCHASED CALL OPTIONS 0.0%
	Notional Amount (000s)

30-Year Interest Rate Swap (OTC)
Strike @ 4.500%** Exp. 06/02/2006		$2,000	62

Total Purchased Call Options			62
(Cost $59)

PURCHASED PUT OPTIONS 0.0%
	# of Contracts

Eurodollar December Futures (CME)
Strike @ 93.750 Exp. 12/19/2005		764	4
Eurodollar September Futures (CME)
Strike @ 94.750 Exp. 09/19/2005		386	5
Strike @ 94.500 Exp. 09/19/2005		1,252	8

Total Purchased Put Options			17
(Cost $24)

10	Semi-Annual Report	June 30, 2005	See accompanying notes

Value
Shares	(000s)

PREFERRED SECURITY 0.5%

DG Funding Trust
3.360% due 12/29/2049 (a)	1,239	$13,327

Total Preferred Security		13,327
(Cost $13,055)

PREFERRED STOCK 0.1%

Fannie Mae
7.000% due 12/31/2049 (a)	54,300	3,026

Total Preferred Stock		3,026
(Cost $2,745)

SHORT-TERM INSTRUMENTS (k) 32.4%
	Principal Amount (000s)
Certificates of Deposit 2.5%
Citibank New York N.A.
3.360% due 09/19/2005	$67,000	67,000

Commercial Paper 19.9%
Bank of Ireland
2.930% due 08/17/2005	2,300	2,291
Barclays U.S. Funding Corp.
3.315% due 09/14/2005	73,700	73,177
Carolina Power & Light Co.
3.670% due 10/11/2005	1,000	990
CDC IXIS Commercial Paper, Inc.
3.360% due 10/04/2005	70,500	69,861
Danske Corp.
3.085% due 07/28/2005	75,000	74,827
Fannie Mae
2.967% due 07/01/2005	4,800	4,800
2.940% due 07/06/2005	500	500
3.250% due 09/14/2005	73,700	73,177
Ford Motor Credit Co.
3.400% due 08/26/2005	1,400	1,393
HBOS Treasury Services PLC
3.050% due 07/15/2005	1,500	1,498
Rabobank USA Financial Corp.
3.360% due 07/01/2005	7,100	7,100
3.020% due 07/15/2005	1,600	1,598
3.360% due 10/17/2005	73,700	72,936
Skandinaviska Enskilda Banken AB (SEB)
3.310% due 09/13/2005	72,500	71,993
Toyota Motor Credit Corp.
2.920% due 07/11/2005	2,400	2,398
UBS Finance Delaware LLC
3.070% due 07/08/2005	8,400	8,395
3.065% due 07/11/2005	3,000	2,997
3.105% due 07/11/2005	1,000	999
2.975% due 07/14/2005	67,700	67,627
3.230% due 09/19/2005	1,300	1,291
Westpac Trust Securities NZ Ltd. London
2.955% due 07/11/2005	1,000	999
2.985% due 07/15/2005	1,600	1,598

		542,445

French Treasury Bill 7.8%
1.000% due 07/07/2005	EC176,740	213,809

Repurchase Agreements 1.6%
Credit Suisse First Boston
2.700% due 07/01/2005	$38,000	38,000
(Dated 06/30/2005. Collateralized by U.S. Treasury Notes 2.625% due 03/15/2009 valued at $38,874. Repurchase proceeds are $38,003.)
State Street Bank
2.650% due 07/01/2005	5,603	5,603
(Dated 06/30/2005. Collateralized by Fannie Mae 2.875% due 10/15/2005 valued at $5,718. Repurchase proceeds are $5,603.)

		43,603

U.S. Treasury Bills 0.6%
2.947% due 09/01/2005-09/15/2005 (f)(g)(h)	$15,580	$15,470

Total Short-Term Instruments (Cost $896,850)		882,327

Total Investments (d) 109.9%		$2,995,129
(Cost $2,976,662)
Written Options (j) (0.0%)		(816)
(Premiums $1,256)
Other Assets and Liabilities (Net) (9.9%)		(269,780)

Net Assets 100.0%		$2,724,533

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a) Variable rate security.

(b) Security is in default.

(c) Principal amount of security is adjusted for inflation.

(d) As of June 30, 2005, portfolio securities with an aggregate market value of $29,572 were valued with reference to securities whose prices are more readily obtainable.

(e) Principal only security.

(f) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(g) Securities with an aggregate market value of $2,237 have been pledged as collateral for swap and swaption contracts at June 30, 2005.

(h) Securities with an aggregate market value of $13,505 have been segregated with the custodian to cover margin requirements for the following open futures contracts at June 30, 2005:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Eurodollar March Long Futures	03/2006	2,099	$209
Eurodollar June Long Futures	06/2006	727	(17)
Eurodollar September Long Futures	09/2005	1,076	(1,068)
Eurodollar September Short Futures	09/2006	33	15
Eurodollar December Long Futures	12/2005	1,228	(819)
Euro-Bobl 5-Year Note Long Futures	09/2005	112	147
Government of Japan 10-Year Note Long Futures	09/2005	25	195
U.S. Treasury 10-Year Note Short Futures	09/2005	180	(107)
U.S. Treasury 30-Year Bond Long Futures	09/2005	1,680	1,854

			$409

See accompanying notes	June 30, 2005	Semi-Annual Report	11

Schedule of Investments (Cont.)

Total Return Portfolio

June 30, 2005 (Unaudited)

(i) Swap agreements outstanding at June 30, 2005:

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate		Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	6-month BP-LIBOR	Pay		5.000%	06/16/2011	BP	1,800	$79
Barclays Bank PLC	6-month BP-LIBOR	Receive		5.000%	03/15/2032		2,300	(98)
J.P. Morgan Chase & Co.	6-month BP-LIBOR	Receive		5.000%	03/15/2032		700	(35)
UBS Warburg LLC	6-month BP-LIBOR	Receive		5.000%	03/15/2032		1,100	(65)
Bank of America	3-month Canadian Bank Bill	Pay		6.000%	12/16/2019	C$	2,300	34
Barclays Bank PLC	6-month EC-LIBOR	Pay		6.000%	03/15/2032	EC	2,300	96
J.P. Morgan Chase & Co.	6-month EC-LIBOR	Pay		6.000%	03/15/2032		1,300	185
J.P. Morgan Chase & Co.	6-month EC-LIBOR	Pay		6.000%	06/18/2034		5,500	878
Merrill Lynch & Co., Inc.	6-month EC-LIBOR	Pay		6.000%	06/18/2034		2,800	358
UBS Warburg LLC	6-month EC-LIBOR	Pay		6.000%	03/15/2032		1,800	246
Goldman Sachs & Co.	6-month JY-LIBOR	Receive		2.000%	06/15/2012	JY	387,100	(194)
Goldman Sachs & Co.	6-month JY-LIBOR	Receive		2.000%	06/15/2012		130,000	(86)
Morgan Stanley Dean Witter & Co.	6-month JY-LIBOR	Receive		2.000%	06/15/2012		1,050,000	(620)
UBS Warburg LLC	6-month JY-LIBOR	Receive		2.000%	06/15/2012		1,625,000	(1,068)
UBS Warburg LLC	3-month USD-LIBOR	Pay		4.000%	12/15/2007		$9,800	25

								$ (265)

Credit Default Swaps

Counterparty	Reference Entity	Buy/Sell Protection		Pay/Receive Fixed rate	Expiration Date	Notional Amount		Unrealized Appreciation
Bear Stearns & Co., Inc.	Ford Motor Co. 7.000% due 10/01/2013	Sell		3.100%	06/20/2006		$4,600	$77
Bear Stearns & Co., Inc.	Ford Motor Co. 7.000% due 10/01/2013	Sell		4.750%	06/20/2007		200	10
HSBC Bank USA	General Motors Acceptance Corp. 6.875% due 08/28/2012	Sell		5.000%	06/20/2006		1,700	69
J.P. Morgan Chase & Co.	Russian Federation, 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell		0.980%	08/04/2005		3,300	15
J.P. Morgan Chase & Co.	Ford Motor Co. 7.000% due 10/01/2013	Sell		4.750%	06/20/2007		400	22
J.P. Morgan Chase & Co.	Ford Motor Co. 7.000% due 10/01/2013	Sell		4.700%	06/20/2007		1,800	95
Lehman Brothers, Inc.	Russian Federation, 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell		0.480%	08/20/2005		800	1
Morgan Stanley Dean Witter & Co.	Russian Federation, 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell		0.580%	06/20/2006		1,900	3
UBS Warburg LLC	Ford Motor Co. 7.000% due 10/01/2013	Sell		3.200%	06/20/2006		9,600	200
UBS Warburg LLC	Ford Motor Co. 7.000% due 10/01/2013	Sell		3.350%	06/20/2007		1,500	33

								$525

(j) Premiums received on written options:
Name of Issuer		Exercise Price		Expiration Date	# of Contracts	Premium		Value
Call - CBOT U.S. Treasury Note September Futures		$116.000		07/22/2005	338		$48	$10
Put - CBOT U.S. Treasury Note September Futures		110.000		07/22/2005	338		34	5
Call - CBOT U.S. Treasury Bond September Futures		121.000		08/26/2005	222		199	139
Call - CBOT U.S. Treasury Note September Futures		115.000		08/26/2005	843		249	277
Call - CBOT U.S. Treasury Note September Futures		116.000		08/26/2005	873		213	123
Put - CBOT U.S. Treasury Bond September Futures		115.000		08/26/2005	222		149	80
Put - CBOT U.S. Treasury Note September Futures		110.000		08/26/2005	1,085		282	102
Put - CBOT U.S. Treasury Note September Futures		111.000		08/26/2005	111		22	22

							$1,196	$758

Name of Issuer	Counterparty	Exercise Rate		Expiration Date	Notional Amount	Premium		Value
Call - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	4.000	%**	06/02/2006	$5,000		$60	$58

** The Portfolio will receive a floating rate based on 3-month USD-LIBOR.

12	Semi-Annual Report	June 30, 2005	See accompanying notes

(k) Forward foreign currency contracts outstanding at June 30, 2005:

Type	Currency	Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	BP	3,726	07/2005	$106	$0	$106
Buy	BR	636	07/2005	36	0	36
Sell		636	07/2005	0	(17)	(17)
Buy		1,333	08/2005	37	0	37
Sell		1,333	08/2005	0	(37)	(37)
Buy		12,897	09/2005	778	0	778
Sell		12,898	09/2005	0	(406)	(406)
Sell	C$	3,898	07/2005	0	(47)	(47)
Buy	CP	378,547	08/2005	2	0	2
Buy		303,010	09/2005	11	0	11
Buy	EC	2,240	07/2005	0	(32)	(32)
Sell		221,543	07/2005	24	(523)	(499)
Buy	JY	3,925,787	07/2005	0	(1,470)	(1,470)
Buy	KW	950,940	07/2005	0	(32)	(32)
Buy		520,100	08/2005	0	(14)	(14)
Buy		590,000	09/2005	0	(11)	(11)
Buy	MP	4,803	08/2005	11	0	11
Buy		5,611	09/2005	2	0	2
Buy	PN	1,531	08/2005	0	0	0
Buy		1,748	09/2005	0	0	0
Buy	PZ	1,380	08/2005	0	0	0
Buy		1,414	09/2005	0	(2)	(2)
Buy	RP	34,037	09/2005	1	0	1
Buy	RR	12,595	07/2005	0	(15)	(15)
Buy		12,733	08/2005	0	(11)	(11)
Buy		15,287	09/2005	0	(2)	(2)
Buy	S$	743	07/2005	0	(11)	(11)
Buy		760	08/2005	0	(7)	(7)
Buy		854	09/2005	0	(4)	(4)
Buy	SV	14,490	08/2005	0	(5)	(5)
Buy		16,752	09/2005	0	(2)	(2)
Buy	T$	14,800	08/2005	0	(8)	(8)
Buy		16,653	09/2005	0	(6)	(6)

				$1,008	$(2,662)	$(1,654)

See accompanying notes	June 30, 2005	Semi-Annual Report	13

Notes to Financial Statements

June 30, 2005 (Unaudited)

1. Organization

The Total Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented in these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed-income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open. Market value is generally determined on the basis of last reported sales price, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed-income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as a component of interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from financial accounting principles generally accepted in the United States of America (“GAAP”). Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported in the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized

14	Semi-Annual Report	June 30, 2005

and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative and servicing fees.

Delayed-Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Portfolio are maintained in U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollar based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout reports are defined as follows:

BP	-	British Pound
BR	-	Brazilian Real
C$	-	Canadian Dollar
CP	-	Chilean Peso
EC	-	Euro
JY	-	Japanese Yen
KW	-	South Korean Won
MP	-	Mexican Peso
PN	-	Peruvian New Sol
PZ	-	Polish Zloty
RP	-	Indian Rupee
RR	-	Russian Ruble
S$	-	Singapore Dollar

SV	-	Slovakian Koruna
T$	-	Taiwan Dollar

Forward Currency Transactions. The Portfolio may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Inflation-Indexed Bonds. The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

June 30, 2005	Semi-Annual Report	15

Notes to Financial Statements (Cont.)

June 30, 2005 (Unaudited)

Options Contracts. The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Stripped Mortgage-Backed Securities. The Portfolio may invest in stripped mortgage-backed securities (SMBS). SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, the Portfolio may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return, forward spread lock, and credit default swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms and the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss in the Statements of Operations upon termination of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received by the Portfolio are included as part of realized gain (loss) on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

16	Semi-Annual Report	June 30, 2005

As a result of a FASB Emerging Issues Task Force (“EITF”) consensus, No. 03-11, and related SEC staff guidance, the Portfolio has reclassified periodic payments made or received under swap agreements, which were previously included within miscellaneous income, to a component of realized gain (loss) in the Statement of Operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year’s Statement of Changes in Net Assets and the per share amounts in the prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly.

U.S. Government Agencies or Government-Sponsored Enterprises. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U. S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary of Allianz Global Investors of America L.P., formerly known as Allianz Dresdner Asset Management of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.25%.

Servicing Fee. Allianz Global Investors Distributors, LLC (the “Distributor”), formerly known as PA Distributors LLC (“PAD”), is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributor was 0.15% during current fiscal year.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current period ended June 30, 2005, each unaffiliated Trustee received an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, each Committee Chair received an additional annual retainer of $500 and each Audit Committee Chair received an additional annual retainer of $1,500. These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4. Purchases and Sales of Securities

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The

June 30, 2005	Semi-Annual Report	17

Notes to Financial Statements (Cont.)

June 30, 2005 (Unaudited)

Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2005 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$4,061,421	$3,143,104	$196,565	$114,976

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

Premium
Balance at 12/31/2004	$1,212
Sales	2,933
Closing Buys	(2,691)
Expirations	(198)
Exercised	0
Balance at 06/30/2005	$1,256

6. Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2005		Year Ended 12/31/2004
	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	2,651	$27,916	7,123	$74,797
Administrative Class	30,523	320,653	60,173	631,588

Issued in reorganization

Institutional Class	8,435	88,822	0	0
Administrative Class	0	0	0	0

Issued as reinvestment of distributions

Institutional Class	161	1,705	214	2,251
Administrative Class	2,790	29,441	5,828	61,234

Cost of shares redeemed

Institutional Class	(1,296)	(13,659)	(8,573)	(89,784)
Administrative Class	(17,054)	(178,973)	(26,399)	(276,093)

Net increase resulting from Portfolio share transactions	26,210	$275,905	38,366	$403,993

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held
Institutional Class	3	100
Administrative Class	6	82

18	Semi-Annual Report	June 30, 2005

7. Federal Income Tax Matters

At June 30, 2005, the aggregate cost of investments was the same for federal income tax and financial statement purposes. The net unrealized appreciation (depreciation) of investment securities for federal income tax purposes is as follows (amounts in thousands):

Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation
$ 35,679	$ (17,212)	$18,467

8. Reorganization

The Acquiring Portfolio (“Total Return Portfolio”), as listed below, acquired the assets and certain liabilities of the Acquired Fund (“Time Square Core Plus Bond Fund”), also listed below, in a tax-free exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio’s shareholders (shares and amounts in thousands):

Acquiring Portfolio	Acquired Fund	Date	Shares Issued by Acquiring Fund	Value of Shares Issued by Acquiring Fund	Total Net Assets of Acquired Fund	Total net Assets of Acquiring Fund	Total net Assets of Acquiring Fund After Acquisition	Acquired Fund’s Unrealized Appreciation
Total Return Portfolio	Time Square Core Plus Bond Fund	April 22, 2005	8,435	$88,822	$88,822	$2,474,546	$2,563,368	$710

9. Regulatory & Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, Allianz Global Investors (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.), PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and Allianz Global Investors Distributors LLC (“AGID”), in connection with the same matter. In the New Jersey Settlement, AGI, PEA and AGID neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and AGID had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, AGID, and certain of their affiliates including, including PIMCO Funds (formerly, PIMCO Funds: Pacific Investment Management Series), Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series), and the Trustees of the Trust (in their capacity as Trustees of the PIMCO or Allianz Funds), have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO and Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the Allianz and PIMCO Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the PIMCO Funds’ Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the Allianz and PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

On April 11, 2005, the Attorney General of the State of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia (the “West Virginia Complaint”) against Allianz Global Investors Fund Management LLC (formerly PA Fund Management LLC) (“AGIF”), PEA and AGID alleging, among other things, that they improperly allowed broker-dealers, hedge funds and investment advisers to engage in frequent trading of various open-end funds advised or distributed by AGIF and certain of its affiliates in violation of the funds’ stated restrictions on “market timing.”

June 30, 2005	Semi-Annual Report	19

Notes to Financial Statements (Cont.)

June 30, 2005 (Unaudited)

On May 31, 2005, AGIF, PEA and AGID, along with the other mutual fund defendants in the action, removed the action to the U.S. District Court for the District of West Virginia. The West Virginia Complaint also names numerous other defendants unaffiliated with AGIF in separate claims alleging improper market timing and/or late trading of open-end investment companies advised or distributed by such other defendants. The West Virginia Complaint seeks injunctive relief, civil monetary penalties, investigative costs and attorney’s fees.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, AGID and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser, and AGID could be barred from serving as principal underwriter, to any registered investment company, including the Portfolios of the Trust. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, AGID, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order. If the West Virginia Attorney General were to obtain a court injunction against AGIF, PEA or AGID, the Applicants would, in turn, seek exemptive relief under Section 9(c) with respect to that matter, although there is no assurance that such exemptive relief would be granted.

The foregoing speaks only as of the date of this report. It is possible that these matters and/or other developments resulting from these matters could result in increased Portfolio redemptions or other adverse consequences to the Portfolio. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Portfolio.

20	Semi-Annual Report	June 30, 2005

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

PIMCO VARIABLE INSURANCE TRUST

TOTAL RETURN PORTFOLIO

INSTITUTIONAL CLASS

SEMI-ANNUAL REPORT
June 30, 2005

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust prospectus. Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. This and other information is contained in the Portfolio’s prospectus. Please read the prospectus carefully before you invest or send money.

Chairman’s Letter

Dear Shareholder:

We are pleased to present this semi-annual report for the PIMCO Variable Insurance Trust, covering the six-month period ended June 30, 2005.

Bonds generally rallied worldwide during the first half of 2005, as intermediate and long-term interest rates fell, risk appetites for credit-sensitive assets revived somewhat and signs of a global economic slowdown emerged. In the U.S., fixed income returns were also positive overall for the first six months of 2005, as second quarter gains generally offset losses in the first quarter.

The phenomenon of decreasing longer-dated yields amid a tightening cycle by the Federal Reserve—dubbed a “conundrum” by Fed Chairman Alan Greenspan—continued throughout the six-month period. Amidst the explanation of the “conundrum,” several factors emerge. First, inflation remains relatively contained, while weakness in the manufacturing data signaled that the U.S. economy could be poised to slow down. Second, Asian central banks continued to buy Treasuries to keep their currencies from appreciating versus the U.S. dollar, thereby helping to finance the U.S. trade deficit. Finally, demand from U.S. pension funds to reduce the mismatch between the duration of their assets and liabilities provided support for longer-dated bonds.

On the following pages you will find details on the Portfolio and its total return investment performance, including our discussion of the primary factors that affected performance during the six-month reporting period.

We appreciate the trust you have placed in us, and we will strive to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

July 31, 2005

June 30, 2005	Semi-Annual Report	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of fifteen separate investment portfolios. Each portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of a portfolio directly. Shares of a portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: real rate risk, derivative risk, small company risk, non-U.S. security risk, high-yield security risk and specific sector investment risks. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a portfolio could not close out a position when it would be most advantageous to do so. A Portfolio investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified portfolio. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

Inflation-indexed bonds issued by the U.S. Government, also known as “TIPS”, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Repayment upon maturity of the original principal as adjusted for inflation is guaranteed by the U.S. Government. Neither the current market value of inflation-indexed bonds nor the value of shares of a portfolio that invests in inflation-indexed bonds is guaranteed, and either or both may fluctuate.

On the performance summary page in this semi-annual report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay (i) on Portfolio distributions or (ii) the redemption of Portfolio shares. The Portfolio’s performance also does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns.

An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the SEC’s website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

2	Semi-Annual Report	June 30, 2005

Important Information (continued)

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this semi-annual report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from January 1, 2005 to June 30, 2005.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel or litigation expense).

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

June 30, 2005	Semi-Annual Report	3

Total Return Portfolio

CUMULATIVE RETURNS THROUGH JUNE 30, 2005

             Total Return Portfolio     Lehman Brothers
               Institutional Class     Aggregate Bond Index
             ----------------------    --------------------
 4/30/2000          $10,000                  $10,000
 5/31/2000           10,047                    9,995
 6/30/2000           10,233                   10,203
 7/31/2000           10,316                   10,296
 8/31/2000           10,472                   10,445
 9/30/2000           10,503                   10,511
10/31/2000           10,567                   10,580
11/30/2000           10,759                   10,753
12/31/2000           10,914                   10,953
 1/31/2001           11,011                   11,132
 2/28/2001           11,141                   11,229
 3/31/2001           11,221                   11,285
 4/30/2001           11,111                   11,238
 5/31/2001           11,164                   11,306
 6/30/2001           11,202                   11,349
 7/31/2001           11,560                   11,603
 8/31/2001           11,694                   11,736
 9/30/2001           11,814                   11,872
10/31/2001           12,042                   12,121
11/30/2001           11,899                   11,954
12/31/2001           11,845                   11,878
 1/31/2002           11,995                   11,974
 2/28/2002           12,129                   12,090
 3/31/2002           11,946                   11,889
 4/30/2002           12,167                   12,119
 5/31/2002           12,244                   12,222
 6/30/2002           12,248                   12,328
 7/31/2002           12,278                   12,477
 8/31/2002           12,506                   12,688
 9/30/2002           12,617                   12,893
10/31/2002           12,573                   12,834
11/30/2002           12,667                   12,831
12/31/2002           12,938                   13,096
 1/31/2003           12,993                   13,107
 2/28/2003           13,179                   13,288
 3/31/2003           13,178                   13,278
 4/30/2003           13,321                   13,388
 5/31/2003           13,551                   13,637
 6/30/2003           13,529                   13,610
 7/31/2003           13,057                   13,153
 8/31/2003           13,192                   13,240
 9/30/2003           13,532                   13,590
10/31/2003           13,437                   13,464
11/30/2003           13,465                   13,496
12/31/2003           13,611                   13,633
 1/31/2004           13,713                   13,743
 2/29/2004           13,863                   13,892
 3/31/2004           13,979                   13,996
 4/30/2004           13,672                   13,632
 5/31/2004           13,613                   13,577
 6/30/2004           13,674                   13,654
 7/31/2004           13,819                   13,789
 8/31/2004           14,081                   14,052
 9/30/2004           14,102                   14,090
10/31/2004           14,247                   14,208
11/30/2004           14,179                   14,095
12/31/2004           14,298                   14,225
 1/31/2005           14,352                   14,314
 2/28/2005           14,294                   14,230
 3/31/2005           14,258                   14,157
 4/30/2005           14,464                   14,348
 5/31/2005           14,620                   14,503
 6/30/2005           14,693                   14,582

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Institutional Class.

SECTOR BREAKDOWN‡

U.S. Government Agencies	42.0%
Short-Term Instruments	29.5%
U.S. Treasury Obligations	12.7%
Asset-Backed Securities	3.6%
Corporate Bonds & Notes	3.2%
Other	9.0%

‡ % of Total Investments as of June 30, 2005

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended June 30, 2005

		6 Months	1 Year	5 Years*	Since Inception*
	Total Return Portfolio Institutional Class (Inception 04/10/00)	2.76%	7.45%	7.50%	7.40%
- - - - - - -	Lehman Brothers Aggregate Bond Index	2.51%	6.80%	7.40%	—
	* Annualized. All Portfolio returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Please refer to page 2 herein for an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$1,027.60	$1,022.32
Expenses Paid During Period†	$2.51	$2.51

†Expenses are equal to the Portfolio’s Institutional Class annualized expense ratio of 0.50%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The Total Return Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities.

•	The Portfolio’s Institutional Class shares outperformed the benchmark Lehman Brothers Aggregate Bond Index for the six-month period ended June 30, 2005, returning 2.76% versus the 2.51% return of the Index.

•	The Portfolio’s below-index duration for the first half of the period and above-index duration for the second half of the period added to returns, as yields generally rose and then subsequently fell.

•	The Portfolio’s emphasis on short/intermediate maturities for most of the period was negative for performance, as the yield curve flattened. Continued tightening by the Federal Reserve and strong demand for longer-maturity bonds were driving factors behind the curve flattening.

•	Substituting real return bonds [Treasury Inflation Protected Securities (“TIPS”)] for nominal Treasuries detracted from performance, as inflation expectations lessened over the period, causing TIPS to underperform conventional, non-inflation linked Treasuries.

•	An overweight to mortgage securities for most of the six-month period was modestly positive for returns, as mortgages outperformed comparable Treasuries.

•	The Portfolio’s underweight to corporate securities was positive, as this sector lagged Treasuries on a like-duration basis.

•	Emerging markets bond investments boosted performance, as strong demand for their attractive yields and improving credit fundamentals caused yield premiums to tighten.

•	Non-U.S. positions were positive, especially in the Eurozone, as worries of a slowdown in the European economy and prospects for future rate cuts drove yields generally lower than in the U.S.

4	Semi-Annual Report	June 30, 2005

Financial Highlights

Total Return Portfolio (Institutional Class)

Selected Per Share Data for the Year or Period Ended:	06/30/2005†	12/31/2004	12/31/2003	12/31/2002	12/31/2001	04/10/2000- 12/31/2000

Net asset value beginning of period	$10.51	$10.36	$10.23	$9.89	$9.77	$9.50
Net investment income (a)	0.17	0.20	0.27	0.43	0.50	0.45
Net realized/unrealized gain on investments (a)	0.12	0.31	0.25	0.47	0.31	0.27
Total income from investment operations	0.29	0.51	0.52	0.90	0.81	0.72
Dividends from net investment income	(0.16)	(0.21)	(0.31)	(0.43)	(0.50)	(0.45)
Distributions from net realized capital gains	0.00	(0.15)	(0.08)	(0.13)	(0.19)	0.00
Total distributions	(0.16)	(0.36)	(0.39)	(0.56)	(0.69)	(0.45)
Net asset value end of year	$10.64	$10.51	$10.36	$10.23	$9.89	$9.77
Total return	2.76%	5.05%	5.20%	9.23%	8.53%	7.82%
Net assets end of year (000s)	$170,325	$63,646	$75,540	$46,548	$35,231	$625
Ratio of net expenses to average net assets	0.50%*	0.50%	0.50%	0.50%	0.50%	0.50%*
Ratio of net investment income to average net assets	3.24%*	1.92%	2.60%	4.23%	5.00%	6.47%*
Portfolio turnover rate	208%	373%	193%	222%	217%	415%

†	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.

See accompanying notes	June 30, 2005	Semi-Annual Report	5

Statement of Assets and Liabilities

Total Return Portfolio

June 30, 2005 (Unaudited)

Amounts in thousands, except per share amounts

Assets:

Investments, at value	$2,995,129
Cash	73,705
Foreign currency, at value	1,924
Receivable for investments sold	230,251
Receivable for investments sold on delayed-delivery basis	46,011
Unrealized appreciation on forward foreign currency contracts	1,008
Receivable for Portfolio shares sold	1,342
Interest and dividends receivable	15,319
Variation margin receivable	1,079
Swap premiums paid	781
Unrealized appreciation on swap agreements	2,426
3,368,975

Liabilities:

Payable for investments purchased	$548,682
Payable for investments purchased on delayed-delivery basis	85,348
Unrealized depreciation on forward foreign currency contracts	2,662
Written options outstanding	816
Payable for Portfolio shares redeemed	1,432
Dividends payable	1,117
Accrued investment advisory fee	553
Accrued administration fee	553
Accrued servicing fee	280
Variation margin payable	191
Swap premiums received	642
Unrealized depreciation on swap agreements	2,166
644,442

Net Assets	$2,724,533

Net Assets Consist of:

Paid in capital	$2,625,238
Undistributed net investment income	30,635
Accumulated undistributed net realized gain	50,806
Net unrealized appreciation	17,854
$2,724,533

Net Assets:

Institutional Class	$170,325
Administrative Class	2,554,208

Shares Issued and Outstanding:

Institutional Class	16,004
Administrative Class	239,998

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Institutional Class	$10.64
Administrative Class	10.64

Cost of Investments Owned	$2,976,662
Cost of Foreign Currency Held	$1,943

6	Semi-Annual Report	June 30, 2005	See accompanying notes

Statement of Operations

Total Return Portfolio

Amounts in thousands
Six Months Ended June 30, 2005 (Unaudited)
Investment Income:

Interest	$43,348
Dividends, net of foreign taxes	233
Miscellaneous income	11
Total Income	43,592

Expenses:

Investment advisory fees	3,091
Administration fees	3,091
Distribution and/or servicing fees - Administrative Class	1,779
Trustees’ fees	15
Total Expenses	7,976

Net Investment Income	35,616

Net Realized and Unrealized Gain (Loss):

Net realized gain on investments	5,105
Net realized gain on futures contracts, options, and swaps	13,410
Net realized gain on foreign currency transactions	20,343
Net change in unrealized appreciation on investments	17,732
Net change in unrealized (depreciation) on futures contracts, options, and swaps	(5,114)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(18,399)
Net Gain	33,077

Net Increase in Net Assets Resulting from Operations	$68,693

See accompanying notes	June 30, 2005	Semi-Annual Report	7

Statements of Changes in Net Assets

Total Return Portfolio

Amounts in thousands
	Six Months Ended June 30, 2005 (Unaudited)	Year Ended December 31, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income	$35,616	$39,774
Net realized gain	38,858	77,068
Net change in unrealized (depreciation)	(5,781)	(11,343)
Net increase resulting from operations	68,693	105,499

Distributions to Shareholders:

From net investment income
Institutional Class	(1,705)	(1,315)
Administrative Class	(34,685)	(40,727)

From net realized capital gains
Institutional Class	0	(936)
Administrative Class	0	(34,065)

Total Distributions	(36,390)	(77,043)

Portfolio Share Transactions:

Receipts for shares sold
Institutional Class	27,916	74,797
Administrative Class	320,653	631,588

Issued in reorganization
Institutional Class	88,822	0
Administrative Class	0	0

Issued as reinvestment of distributions
Institutional Class	1,705	2,251
Administrative Class	29,441	61,234

Cost of shares redeemed
Institutional Class	(13,659)	(89,784)
Administrative Class	(178,973)	(276,093)
Net increase resulting from Portfolio share transactions	275,905	403,993

Total Increase in Net Assets	308,208	432,449

Net Assets:

Beginning of period	2,416,325	1,983,876
End of period*	$2,724,533	$2,416,325

*Including undistributed net investment income of:	$30,635	$31,409

8	Semi-Annual Report	June 30, 2005	See accompanying notes

Schedule of Investments

Total Return Portfolio

June 30, 2005 (Unaudited)

Principal
Amount	Value
(000s)	(000s)

CORPORATE BONDS & NOTES 3.6%
Banking & Finance 1.6%
American General Finance Corp.
3.492% due 03/23/2007 (a)	$1,600	$1,600
Export-Import Bank Of Korea
4.125% due 02/10/2009	140	139
Ford Motor Credit Co.
7.600% due 08/01/2005	2,400	2,405
4.389% due 03/21/2007 (a)	900	882
General Motors Acceptance Corp.
4.395% due 10/20/2005 (a)	900	901
4.070% due 04/13/2006 (a)	19,900	19,823
4.145% due 05/18/2006 (a)	2,600	2,588
7.250% due 03/02/2011	600	563
Phoenix Quake Wind Ltd.
5.570% due 07/03/2008 (a)	800	823
5.954% due 07/03/2008 (a)	800	823
7.004% due 07/03/2008 (a)	400	342
Premium Asset Trust
3.745% due 09/08/2007 (a)	100	95
Qwest Capital Funding, Inc.
7.250% due 02/15/2011	657	632
Residential Reinsurance Ltd.
8.280% due 06/08/2006 (a)	8,100	7,890
Santander Financial Issuances
6.800% due 07/15/2005	95	95
UFJ Finance Aruba AEC
6.750% due 07/15/2013	2,300	2,569
Union Planters Corp.
6.750% due 11/01/2005	240	242
Vita Capital Ltd.
4.854% due 01/01/2007 (a)	500	501

		42,913

Industrials 1.3%
DaimlerChrysler NA Holding Corp.
4.270% due 09/26/2005 (a)	5,000	5,007
3.890% due 05/24/2006 (a)	6,050	6,067
4.228% due 08/08/2006 (a)	900	906
El Paso Corp.
6.750% due 05/15/2009	6,000	6,030
7.875% due 06/15/2012	6,600	6,831
7.800% due 08/01/2031	1,500	1,466
ITT Corp.
6.750% due 11/15/2005	250	253
Pemex Project Funding Master Trust
8.000% due 11/15/2011	100	114
8.625% due 02/01/2022	1,200	1,482
9.500% due 09/15/2027	55	72
United Airlines, Inc.
8.030% due 07/01/2011	465	145
6.071% due 03/01/2013	6,689	6,295
2.630% due 03/02/2049 (a)(b)	1,354	1,310

		35,978

Utilities 0.7%
Entergy Gulf States, Inc.
6.000% due 12/01/2012	6,500	6,693
5.700% due 06/01/2015	8,300	8,508
Korea Electric Power Corp.
5.125% due 04/23/2034	90	93
Morgan Stanley Bank AG
9.625% due 03/01/2013	100	123
Pacific Gas & Electric Co.
4.204% due 04/03/2006 (a)	2,312	2,312
TPSA Finance BV
7.750% due 12/10/2008	120	133

		17,862

Total Corporate Bonds & Notes		96,753
(Cost $93,738)

MUNICIPAL BONDS & NOTES 1.6%
New Jersey State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2003
6.750% due 06/01/2039	$5,450	$6,092
Badger Tobacco Asset Securitization Corp., Wisconsin Revenue Bonds, Series 2002
6.000% due 06/01/2017	3,700	3,903
California State Tobacco Securitization Agency Revenue Bonds, Series 2003-A1
6.250% due 06/01/2033	2,900	3,164
California State University Revenue Bonds, (FSA Insured), Series 2004
5.000% due 11/01/2034	5,000	5,338
Chicago, Illinois General Obligation Bonds, (MBIA Insured), Series 2005
7.200% due 01/01/2035 (a)	5,000	5,522
Durham County, North Carolina General Obligation Bonds, Series 2002
5.000% due 04/01/2017	5,465	5,987
New Jersey State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2003
4.375% due 06/01/2019	3,790	3,831
New Jersey Tobacco Settlement Financing Corp. Revenue Bonds, Series 2002
6.000% due 06/01/2037	1,530	1,600
New York State Environmental Facilities Corporate Revenue Bonds, Series 2002
7.420% due 06/15/2023 (a)	850	987
New York, New York General Obligation Bonds, Series 2005
7.110% due 03/01/2030 (a)	750	838
South San Antonio, Texas Independent School District General Obligation Bonds, (PSF-GTD Insured), Series 2004
5.000% due 08/15/2029	3,150	3,317
State of Texas Highway Improvement General Obligation Bonds, Series 2005
7.320% due 04/01/2035	1,800	1,904
University of Texas Financing Refunding Systems Revenue Bonds, Series 2003-B
5.000% due 08/15/2033	1,200	1,269

Total Municipal Bonds & Notes		43,752
(Cost $41,127)

U.S. GOVERNMENT AGENCIES 46.2%
Fannie Mae
2.500% due 06/15/2008	2,480	2,386
3.111% due 04/26/2035 (a)	2,966	2,968
3.319% due 09/22/2006 (a)	10,300	10,297
3.664% due 03/25/2044 (a)	12,152	12,167
3.747% due 09/01/2040 (a)	145	149
4.000% due 10/01/2018	546	536
4.247% due 11/01/2025 (a)	3	3
4.298% due 10/01/2032 (a)	2,258	2,297
4.300% due 09/01/2039 (a)	222	234
4.371% due 11/01/2035 (a)	445	453
4.500% due 07/01/2019-04/01/2035 (f)	2,386	2,355
4.960% due 12/01/2036 (a)	3,840	3,910
5.000% due 01/01/2018-08/11/2035 (f)	218,060	218,888
5.190% due 09/01/2034 (a)	4,058	4,074
5.500% due 04/01/2014-07/14/2035 (f)	907,145	920,516
6.000% due 04/01/2016-05/01/2034 (f)	14,258	14,736
6.500% due 06/01/2029-11/01/2034 (f)	1,740	1,802
7.000% due 04/25/2023-06/01/2032 (f)	5,589	5,903

Federal Home Loan Bank
4.200% due 02/05/2007 (a)	$2,000	$1,860
Federal Housing Administration
7.430% due 01/25/2023	272	276
Financing Corp.
0.000% due 04/05/2019-09/26/2019 (e)(f)	1,670	890
Freddie Mac
2.614% due 07/15/2011	867	857
3.670% due 11/15/2030 (a)	64	64
3.720% due 09/15/2030 (a)	57	57
4.417% due 01/01/2028 (a)	5	6
4.500% due 04/01/2018-10/01/2018 (f)	3,086	3,075
4.746% due 07/01/2027 (a)	6	6
5.000% due 04/01/2018-08/01/2035 (f)	11,314	11,404
5.500% due 04/01/2033	1,547	1,571
6.000% due 07/01/2016-11/01/2033 (f)	9,063	9,319
6.250% due 08/25/2022	23	23
6.500% due 03/01/2013-03/01/2034 (f)	1,560	1,622
7.000% due 06/15/2023	3,015	3,166
7.201% due 07/01/2030 (a)	3	3
7.500% due 07/15/2030-03/01/2032 (f)	503	537
8.500% due 08/01/2024	26	29
Government National Mortgage Association
3.375% due 04/20/2026-05/20/2030 (a)(f)	223	226
3.500% due 07/20/2030 (a)	32	32
3.660% due 06/20/2030 (a)	5	5
3.750% due 02/20/2032 (a)	2,195	2,212
3.760% due 09/20/2030 (a)	53	53
4.125% due 10/20/2029-11/20/2029 (a)(f)	639	648
4.375% due 02/20/2027 (a)	10	10
5.500% due 04/15/2033-09/15/2033 (f)	872	892
6.500% due 03/15/2031-04/15/2032 (f)	466	488
7.500% due 11/20/2029	341	360
Small Business Administration
5.130% due 09/01/2023	92	95
6.030% due 02/10/2012	10,630	11,133
6.290% due 01/01/2021	275	294
6.344% due 08/01/2011	1,624	1,712
7.449% due 08/01/2010	32	35
7.500% due 04/01/2017	1,749	1,866
8.017% due 02/10/2010	184	199

Total U.S. Government Agencies		1,258,699
(Cost $1,247,294)

U.S. TREASURY OBLIGATIONS 13.9%

Treasury Inflation Protected Securities (c)
3.375% due 01/15/2007 (h)	491	507
2.000% due 01/15/2014	1,579	1,627
1.625% due 01/15/2015	6,012	5,991
2.375% due 01/15/2025	10,528	11,528
3.625% due 04/15/2028	2,526	3,395
U.S. Treasury Bonds
7.875% due 02/15/2021	8,400	11,849
6.250% due 08/15/2023	13,900	17,327
6.000% due 02/15/2026	1,793	2,210
5.500% due 08/15/2028	8,100	9,541
5.250% due 11/15/2028	4,800	5,484
6.125% due 08/15/2029	40	51
U.S. Treasury Note
4.875% due 02/15/2012	292,100	310,311

Total U.S. Treasury Obligations		379,821
(Cost $371,942)

See accompanying notes	June 30, 2005	Semi-Annual Report	9

Schedule of Investments (Cont.)

Total Return Portfolio

June 30, 2005 (Unaudited)

Principal
Amount	Value
(000s)	(000s)

MORTGAGE-BACKED SECURITIES 2.7%

Banc of America Commercial Mortgage, Inc.
4.875% due 06/10/2039	$590	$604
4.128% due 07/10/2042	395	393
Banc of America Funding Corp.
4.118% due 05/25/2035 (a)	6,700	6,623
Bank of America Mortgage Securities, Inc.
6.500% due 10/25/2031	2,677	2,763
5.548% due 10/20/2032 (a)	434	437
6.500% due 09/25/2033	965	981
Bear Stearns Adjustable Rate Mortgage Trust
4.313% due 11/25/2030 (a)	18	18
5.259% due 10/25/2032 (a)	119	119
5.345% due 01/25/2033 (a)	848	856
5.632% due 01/25/2033 (a)	430	435
5.081% due 03/25/2033 (a)	2,123	2,126
4.854% due 01/25/2034 (a)	5,555	5,563
Bear Stearns Alt-A Trust
5.448% due 05/25/2035 (a)	12,113	12,344
5.448% due 05/25/2035	388	393
Countrywide Alternative Loan Trust
4.673% due 08/25/2034	520	522
Countrywide Home Loans, Inc.
3.584% due 05/25/2034 (a)	3,576	3,571
CS First Boston Mortgage Securities Corp.
6.037% due 04/25/2032 (a)	37	37
6.252% due 06/25/2032 (a)	487	488
5.672% due 10/25/2032 (a)	331	331
First Nationwide Trust
6.750% due 08/21/2031	150	151
Greenwich Capital Commercial Funding Corp.
5.317% due 06/10/2036	915	965
GS Mortgage Securities Corp. II
5.396% due 08/10/2038	905	960
GSAMP Trust
3.504% due 10/25/2033 (a)	5,345	5,348
Indymac Adjustable Rate Mortgage Trust
6.648% due 01/25/2032 (a)	20	20
Merrill Lynch Mortgage Trust
4.353% due 02/12/2042	515	516
Morgan Stanley Capital I
4.050% due 01/13/2041	530	525
Prime Mortgage Trust
3.714% due 02/25/2019 (a)	494	495
3.714% due 02/25/2034 (a)	2,044	2,048
Residential Funding Mortgage Securities I, Inc.
6.500% due 03/25/2032	2,315	2,345
SACO I, Inc.
3.504% due 07/25/2019 (a)	8,394	8,394
Structured Asset Mortgage Investments, Inc.
3.590% due 09/19/2032 (a)	763	760
Structured Asset Securities Corp.
3.764% due 06/25/2017 (a)	234	234
6.103% due 02/25/2032 (a)	50	50
6.150% due 07/25/2032 (a)	149	149
3.604% due 01/25/2033 (a)	73	73
Superannuation Members Home Loans Global Fund
3.665% due 06/15/2026 (a)	83	83
Torrens Trust
3.480% due 07/15/2031 (a)	570	571
Washington Mutual Mortgage Securities Corp.
5.126% due 10/25/2032 (a)	685	690
3.746% due 08/25/2042 (a)	11,532	11,594

Total Mortgage-Backed Securities		74,575
(Cost $74,506)

ASSET-BACKED SECURITIES 3.9%

AAA Trust
3.414% due 11/26/2035 (a)	11,953	11,974
Aames Mortgage Investment Trust
3.394% due 08/25/2035	1,077	1,078
Amortizing Residential Collateral Trust
3.584% due 06/25/2032 (a)	796	797

Argent Securities, Inc.
3.494% due 11/25/2034 (a)	$2,216	$2,218
Capital Auto Receivables Asset Trust
3.230% due 06/15/2006 (a)	1,432	1,433
Carrington Mortgage Loan Trust
3.240% due 06/25/2035 (a)	2,700	2,698
Centex Home Equity
3.414% due 03/25/2034 (a)	828	829
Citifinancial Mortgage Securities, Inc.
3.082% due 08/25/2033	100	99
3.221% due 10/25/2033	100	99
Colonial Advisory Services CBO I Ltd.
3.696% due 06/20/2008 (a)	855	854
Conseco Finance Corp.
3.590% due 12/15/2029 (a)	176	176
Countrywide Asset-Backed Certificates
3.323% due 05/25/2022	250	247
3.464% due 12/25/2022 (a)	5,128	5,132
3.200% due 08/25/2023 (a)	144	144
3.324% due 12/25/2023	365	361
Credit-Based Asset Servicing & Securitization LLC
3.444% due 09/25/2021 (a)	826	826
3.564% due 09/25/2033 (a)	2,140	2,142
EMC Mortgage Loan Trust
3.684% due 05/25/2040 (a)	1,251	1,256
Equity One ABS, Inc.
3.424% due 07/25/2034 (a)	2,590	2,592
Fremont Home Loan Trust
3.464% due 07/25/2034 (a)	1,945	1,945
GRMT II LLC
3.510% due 06/20/2032 (a)	27	27
HFC Home Equity Loan Asset-Backed Certificates
3.610% due 10/20/2032 (a)	3,787	3,792
Home Equity Mortgage Trust
3.464% due 12/25/2034 (a)	2,977	2,979
Household Mortgage Loan Trust
3.560% due 05/20/2032 (a)	294	294
Impac CMB Trust
3.564% due 04/25/2034 (a)	4,033	4,027
Irwin Home Equity Loan Trust
3.689% due 06/25/2021 (a)	6	6
Long Beach Mortgage Loan Trust
3.464% due 02/25/2024 (a)	388	388
Morgan Stanley Dean Witter Capital I, Inc.
3.644% due 07/25/2032 (a)	14	14
Nelnet Student Loan Trust
3.151% due 04/25/2011 (a)	1,820	1,819
Park Place Securities, Inc.
3.514% due 10/25/2034 (a)	2,233	2,235
Residential Asset Mortgage Products, Inc.
3.810% due 01/25/2026	220	219
4.450% due 07/25/2028	1,145	1,148
4.230% due 05/25/2029	165	165
4.003% due 01/25/2030	275	275
Sears Credit Account Master Trust
3.350% due 08/18/2009 (a)	23,100	23,117
3.600% due 11/17/2009 (a)	21,465	21,510
SLM Student Loan Trust
3.141% due 04/25/2010 (a)	6,263	6,266
Structured Asset Securities Corp.
4.370% due 10/25/2034	525	521
Wells Fargo Home Equity Trust
3.474% due 06/25/2019 (a)	1,022	1,023

Total Asset-Backed Securities		106,725
(Cost $106,715)

SOVEREIGN ISSUES 3.0%

Province of Quebec Canada
5.500% due 04/11/2006	630	640
Republic of Brazil
4.250% due 04/15/2006 (a)	864	865
4.313% due 04/15/2009 (a)	518	514
9.230% due 06/29/2009 (a)	100	116

9.250% due 10/22/2010		$85	$95
11.000% due 01/11/2012		300	358
4.313% due 04/15/2012 (a)		6,094	5,896
4.313% due 04/15/2012 (a)		247	239
8.000% due 04/15/2014		12,771	13,164
10.500% due 07/14/2014		2,340	2,773
8.875% due 04/15/2024		90	94
11.000% due 08/17/2040		2,400	2,890
Republic of Panama
9.625% due 02/08/2011		800	960
9.375% due 01/16/2023		330	409
8.875% due 09/30/2027		5,200	6,227
Republic of Peru
9.125% due 02/21/2012		1,400	1,645
9.875% due 02/06/2015		5,100	6,337
Republic of South Africa
9.125% due 05/19/2009		500	582
Russian Federation
5.000% due 03/31/2030 (a)		15,100	16,895
5.000% due 03/31/2030 (a)		545	613
United Mexican States
9.875% due 02/01/2010		100	121
8.375% due 01/14/2011		300	350
6.375% due 01/16/2013		930	1,001
11.375% due 09/15/2016		900	1,339
8.125% due 12/30/2019		4,200	5,166
8.300% due 08/15/2031		10,635	13,267

Total Sovereign Issues			82,556
(Cost $74,913)

FOREIGN CURRENCY-DENOMINATED ISSUES (k) 2.0%
Commonwealth of Canada
5.750% due 06/01/2033	C$	2,200	2,230
3.000% due 12/01/2036		1,139	1,158
Kingdom of Spain
5.750% due 07/30/2032	EC	3,000	4,915
4.200% due 01/31/2037		2,000	2,643
Republic of France
5.750% due 10/25/2032		7,400	12,155
4.750% due 04/25/2035		5,700	8,213
4.000% due 04/25/2055		1,700	2,193
Republic of Germany
5.625% due 01/04/2028		2,200	3,470
5.500% due 01/04/2031		6,100	9,642
United Kingdom Gilt
4.750% due 06/07/2010	BP	2,700	4,991
4.750% due 09/07/2015		1,000	1,879

Total Foreign Currency-Denominated Issues			53,489
(Cost $53,694)

PURCHASED CALL OPTIONS 0.0%
	Notional Amount (000s)

30-Year Interest Rate Swap (OTC)
Strike @ 4.500%** Exp. 06/02/2006		$2,000	62

Total Purchased Call Options			62
(Cost $59)

PURCHASED PUT OPTIONS 0.0%
	# of Contracts

Eurodollar December Futures (CME)
Strike @ 93.750 Exp. 12/19/2005		764	4
Eurodollar September Futures (CME)
Strike @ 94.750 Exp. 09/19/2005		386	5
Strike @ 94.500 Exp. 09/19/2005		1,252	8

Total Purchased Put Options			17
(Cost $24)

10	Semi-Annual Report	June 30, 2005	See accompanying notes

Value
Shares	(000s)

PREFERRED SECURITY 0.5%

DG Funding Trust
3.360% due 12/29/2049 (a)	1,239	$13,327

Total Preferred Security		13,327
(Cost $13,055)

PREFERRED STOCK 0.1%

Fannie Mae
7.000% due 12/31/2049 (a)	54,300	3,026

Total Preferred Stock		3,026
(Cost $2,745)

SHORT-TERM INSTRUMENTS (k) 32.4%
	Principal Amount (000s)
Certificates of Deposit 2.5%
Citibank New York N.A.
3.360% due 09/19/2005	$67,000	67,000

Commercial Paper 19.9%
Bank of Ireland
2.930% due 08/17/2005	2,300	2,291
Barclays U.S. Funding Corp.
3.315% due 09/14/2005	73,700	73,177
Carolina Power & Light Co.
3.670% due 10/11/2005	1,000	990
CDC IXIS Commercial Paper, Inc.
3.360% due 10/04/2005	70,500	69,861
Danske Corp.
3.085% due 07/28/2005	75,000	74,827
Fannie Mae
2.967% due 07/01/2005	4,800	4,800
2.940% due 07/06/2005	500	500
3.250% due 09/14/2005	73,700	73,177
Ford Motor Credit Co.
3.400% due 08/26/2005	1,400	1,393
HBOS Treasury Services PLC
3.050% due 07/15/2005	1,500	1,498
Rabobank USA Financial Corp.
3.360% due 07/01/2005	7,100	7,100
3.020% due 07/15/2005	1,600	1,598
3.360% due 10/17/2005	73,700	72,936
Skandinaviska Enskilda Banken AB (SEB)
3.310% due 09/13/2005	72,500	71,993
Toyota Motor Credit Corp.
2.920% due 07/11/2005	2,400	2,398
UBS Finance Delaware LLC
3.070% due 07/08/2005	8,400	8,395
3.065% due 07/11/2005	3,000	2,997
3.105% due 07/11/2005	1,000	999
2.975% due 07/14/2005	67,700	67,627
3.230% due 09/19/2005	1,300	1,291
Westpac Trust Securities NZ Ltd. London
2.955% due 07/11/2005	1,000	999
2.985% due 07/15/2005	1,600	1,598

		542,445

French Treasury Bill 7.8%
1.000% due 07/07/2005	EC176,740	213,809

Repurchase Agreements 1.6%
Credit Suisse First Boston
2.700% due 07/01/2005	$38,000	38,000
(Dated 06/30/2005. Collateralized by U.S. Treasury Notes 2.625% due 03/15/2009 valued at $38,874. Repurchase proceeds are $38,003.)
State Street Bank
2.650% due 07/01/2005	5,603	5,603
(Dated 06/30/2005. Collateralized by Fannie Mae 2.875% due 10/15/2005 valued at $5,718. Repurchase proceeds are $5,603.)

		43,603

U.S. Treasury Bills 0.6%
2.947% due 09/01/2005-09/15/2005 (f)(g)(h)	$15,580	$15,470

Total Short-Term Instruments (Cost $896,850)		882,327

Total Investments (d) 109.9%		$2,995,129
(Cost $2,976,662)
Written Options (j) (0.0%)		(816)
(Premiums $1,256)
Other Assets and Liabilities (Net) (9.9%)		(269,780)

Net Assets 100.0%		$2,724,533

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a) Variable rate security.

(b) Security is in default.

(c) Principal amount of security is adjusted for inflation.

(d) As of June 30, 2005, portfolio securities with an aggregate market value of $29,572 were valued with reference to securities whose prices are more readily obtainable.

(e) Principal only security.

(f) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(g) Securities with an aggregate market value of $2,237 have been pledged as collateral for swap and swaption contracts at June 30, 2005.

(h) Securities with an aggregate market value of $13,505 have been segregated with the custodian to cover margin requirements for the following open futures contracts at June 30, 2005:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Eurodollar March Long Futures	03/2006	2,099	$209
Eurodollar June Long Futures	06/2006	727	(17)
Eurodollar September Long Futures	09/2005	1,076	(1,068)
Eurodollar September Short Futures	09/2006	33	15
Eurodollar December Long Futures	12/2005	1,228	(819)
Euro-Bobl 5-Year Note Long Futures	09/2005	112	147
Government of Japan 10-Year Note Long Futures	09/2005	25	195
U.S. Treasury 10-Year Note Short Futures	09/2005	180	(107)
U.S. Treasury 30-Year Bond Long Futures	09/2005	1,680	1,854

			$409

See accompanying notes	June 30, 2005	Semi-Annual Report	11

Schedule of Investments (Cont.)

Total Return Portfolio

June 30, 2005 (Unaudited)

(i) Swap agreements outstanding at June 30, 2005:

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate		Fixed Rate	Expiration Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	6-month BP-LIBOR	Pay		5.000%	06/16/2011	BP	1,800	$79
Barclays Bank PLC	6-month BP-LIBOR	Receive		5.000%	03/15/2032		2,300	(98)
J.P. Morgan Chase & Co.	6-month BP-LIBOR	Receive		5.000%	03/15/2032		700	(35)
UBS Warburg LLC	6-month BP-LIBOR	Receive		5.000%	03/15/2032		1,100	(65)
Bank of America	3-month Canadian Bank Bill	Pay		6.000%	12/16/2019	C$	2,300	34
Barclays Bank PLC	6-month EC-LIBOR	Pay		6.000%	03/15/2032	EC	2,300	96
J.P. Morgan Chase & Co.	6-month EC-LIBOR	Pay		6.000%	03/15/2032		1,300	185
J.P. Morgan Chase & Co.	6-month EC-LIBOR	Pay		6.000%	06/18/2034		5,500	878
Merrill Lynch & Co., Inc.	6-month EC-LIBOR	Pay		6.000%	06/18/2034		2,800	358
UBS Warburg LLC	6-month EC-LIBOR	Pay		6.000%	03/15/2032		1,800	246
Goldman Sachs & Co.	6-month JY-LIBOR	Receive		2.000%	06/15/2012	JY	387,100	(194)
Goldman Sachs & Co.	6-month JY-LIBOR	Receive		2.000%	06/15/2012		130,000	(86)
Morgan Stanley Dean Witter & Co.	6-month JY-LIBOR	Receive		2.000%	06/15/2012		1,050,000	(620)
UBS Warburg LLC	6-month JY-LIBOR	Receive		2.000%	06/15/2012		1,625,000	(1,068)
UBS Warburg LLC	3-month USD-LIBOR	Pay		4.000%	12/15/2007		$9,800	25

								$ (265)

Credit Default Swaps

Counterparty	Reference Entity	Buy/Sell Protection		Pay/Receive Fixed rate	Expiration Date	Notional Amount		Unrealized Appreciation
Bear Stearns & Co., Inc.	Ford Motor Co. 7.000% due 10/01/2013	Sell		3.100%	06/20/2006		$4,600	$77
Bear Stearns & Co., Inc.	Ford Motor Co. 7.000% due 10/01/2013	Sell		4.750%	06/20/2007		200	10
HSBC Bank USA	General Motors Acceptance Corp. 6.875% due 08/28/2012	Sell		5.000%	06/20/2006		1,700	69
J.P. Morgan Chase & Co.	Russian Federation, 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell		0.980%	08/04/2005		3,300	15
J.P. Morgan Chase & Co.	Ford Motor Co. 7.000% due 10/01/2013	Sell		4.750%	06/20/2007		400	22
J.P. Morgan Chase & Co.	Ford Motor Co. 7.000% due 10/01/2013	Sell		4.700%	06/20/2007		1,800	95
Lehman Brothers, Inc.	Russian Federation, 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell		0.480%	08/20/2005		800	1
Morgan Stanley Dean Witter & Co.	Russian Federation, 5.000% until 03/31/2007 and 7.500% thereafter, due 03/31/2030	Sell		0.580%	06/20/2006		1,900	3
UBS Warburg LLC	Ford Motor Co. 7.000% due 10/01/2013	Sell		3.200%	06/20/2006		9,600	200
UBS Warburg LLC	Ford Motor Co. 7.000% due 10/01/2013	Sell		3.350%	06/20/2007		1,500	33

								$525

(j) Premiums received on written options:
Name of Issuer		Exercise Price		Expiration Date	# of Contracts	Premium		Value
Call - CBOT U.S. Treasury Note September Futures		$116.000		07/22/2005	338		$48	$10
Put - CBOT U.S. Treasury Note September Futures		110.000		07/22/2005	338		34	5
Call - CBOT U.S. Treasury Bond September Futures		121.000		08/26/2005	222		199	139
Call - CBOT U.S. Treasury Note September Futures		115.000		08/26/2005	843		249	277
Call - CBOT U.S. Treasury Note September Futures		116.000		08/26/2005	873		213	123
Put - CBOT U.S. Treasury Bond September Futures		115.000		08/26/2005	222		149	80
Put - CBOT U.S. Treasury Note September Futures		110.000		08/26/2005	1,085		282	102
Put - CBOT U.S. Treasury Note September Futures		111.000		08/26/2005	111		22	22

							$1,196	$758

Name of Issuer	Counterparty	Exercise Rate		Expiration Date	Notional Amount	Premium		Value
Call - OTC 7-Year Interest Rate Swap	J.P. Morgan Chase & Co.	4.000	%**	06/02/2006	$5,000		$60	$58

** The Portfolio will receive a floating rate based on 3-month USD-LIBOR.

12	Semi-Annual Report	June 30, 2005	See accompanying notes

(k) Forward foreign currency contracts outstanding at June 30, 2005:

Type	Currency	Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	BP	3,726	07/2005	$106	$0	$106
Buy	BR	636	07/2005	36	0	36
Sell		636	07/2005	0	(17)	(17)
Buy		1,333	08/2005	37	0	37
Sell		1,333	08/2005	0	(37)	(37)
Buy		12,897	09/2005	778	0	778
Sell		12,898	09/2005	0	(406)	(406)
Sell	C$	3,898	07/2005	0	(47)	(47)
Buy	CP	378,547	08/2005	2	0	2
Buy		303,010	09/2005	11	0	11
Buy	EC	2,240	07/2005	0	(32)	(32)
Sell		221,543	07/2005	24	(523)	(499)
Buy	JY	3,925,787	07/2005	0	(1,470)	(1,470)
Buy	KW	950,940	07/2005	0	(32)	(32)
Buy		520,100	08/2005	0	(14)	(14)
Buy		590,000	09/2005	0	(11)	(11)
Buy	MP	4,803	08/2005	11	0	11
Buy		5,611	09/2005	2	0	2
Buy	PN	1,531	08/2005	0	0	0
Buy		1,748	09/2005	0	0	0
Buy	PZ	1,380	08/2005	0	0	0
Buy		1,414	09/2005	0	(2)	(2)
Buy	RP	34,037	09/2005	1	0	1
Buy	RR	12,595	07/2005	0	(15)	(15)
Buy		12,733	08/2005	0	(11)	(11)
Buy		15,287	09/2005	0	(2)	(2)
Buy	S$	743	07/2005	0	(11)	(11)
Buy		760	08/2005	0	(7)	(7)
Buy		854	09/2005	0	(4)	(4)
Buy	SV	14,490	08/2005	0	(5)	(5)
Buy		16,752	09/2005	0	(2)	(2)
Buy	T$	14,800	08/2005	0	(8)	(8)
Buy		16,653	09/2005	0	(6)	(6)

				$1,008	$(2,662)	$(1,654)

See accompanying notes	June 30, 2005	Semi-Annual Report	13

Notes to Financial Statements

June 30, 2005 (Unaudited)

1. Organization

The Total Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented in these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed-income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open. Market value is generally determined on the basis of last reported sales price, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed-income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as a component of interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from financial accounting principles generally accepted in the United States of America (“GAAP”). Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported in the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized

14	Semi-Annual Report	June 30, 2005

and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative and servicing fees.

Delayed-Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Currency. The accounting records of the Portfolio are maintained in U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollar based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Non-U.S. currency symbols utilized throughout reports are defined as follows:

BP	-	British Pound
BR	-	Brazilian Real
C$	-	Canadian Dollar
CP	-	Chilean Peso
EC	-	Euro
JY	-	Japanese Yen
KW	-	South Korean Won
MP	-	Mexican Peso
PN	-	Peruvian New Sol
PZ	-	Polish Zloty
RP	-	Indian Rupee
RR	-	Russian Ruble
S$	-	Singapore Dollar

SV	-	Slovakian Koruna
T$	-	Taiwan Dollar

Forward Currency Transactions. The Portfolio may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Inflation-Indexed Bonds. The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

June 30, 2005	Semi-Annual Report	15

Notes to Financial Statements (Cont.)

June 30, 2005 (Unaudited)

Options Contracts. The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Stripped Mortgage-Backed Securities. The Portfolio may invest in stripped mortgage-backed securities (SMBS). SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, the Portfolio may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return, forward spread lock, and credit default swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms and the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss in the Statements of Operations upon termination of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received by the Portfolio are included as part of realized gain (loss) on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

16	Semi-Annual Report	June 30, 2005

As a result of a FASB Emerging Issues Task Force (“EITF”) consensus, No. 03-11, and related SEC staff guidance, the Portfolio has reclassified periodic payments made or received under swap agreements, which were previously included within miscellaneous income, to a component of realized gain (loss) in the Statement of Operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year’s Statement of Changes in Net Assets and the per share amounts in the prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly.

U.S. Government Agencies or Government-Sponsored Enterprises. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U. S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary of Allianz Global Investors of America L.P., formerly known as Allianz Dresdner Asset Management of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.25%.

Servicing Fee. Allianz Global Investors Distributors, LLC (the “Distributor”), formerly known as PA Distributors LLC (“PAD”), is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributor was 0.15% during current fiscal year.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current period ended June 30, 2005, each unaffiliated Trustee received an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, each Committee Chair received an additional annual retainer of $500 and each Audit Committee Chair received an additional annual retainer of $1,500. These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4. Purchases and Sales of Securities

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The

June 30, 2005	Semi-Annual Report	17

Notes to Financial Statements (Cont.)

June 30, 2005 (Unaudited)

Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2005 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$4,061,421	$3,143,104	$196,565	$114,976

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

Premium
Balance at 12/31/2004	$1,212
Sales	2,933
Closing Buys	(2,691)
Expirations	(198)
Exercised	0
Balance at 06/30/2005	$1,256

6. Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2005		Year Ended 12/31/2004
	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	2,651	$27,916	7,123	$74,797
Administrative Class	30,523	320,653	60,173	631,588

Issued in reorganization

Institutional Class	8,435	88,822	0	0
Administrative Class	0	0	0	0

Issued as reinvestment of distributions

Institutional Class	161	1,705	214	2,251
Administrative Class	2,790	29,441	5,828	61,234

Cost of shares redeemed

Institutional Class	(1,296)	(13,659)	(8,573)	(89,784)
Administrative Class	(17,054)	(178,973)	(26,399)	(276,093)

Net increase resulting from Portfolio share transactions	26,210	$275,905	38,366	$403,993

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held
Institutional Class	3	100
Administrative Class	6	82

18	Semi-Annual Report	June 30, 2005

7. Federal Income Tax Matters

At June 30, 2005, the aggregate cost of investments was the same for federal income tax and financial statement purposes. The net unrealized appreciation (depreciation) of investment securities for federal income tax purposes is as follows (amounts in thousands):

Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation
$ 35,679	$ (17,212)	$18,467

8. Reorganization

The Acquiring Portfolio (“Total Return Portfolio”), as listed below, acquired the assets and certain liabilities of the Acquired Fund (“Time Square Core Plus Bond Fund”), also listed below, in a tax-free exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio’s shareholders (shares and amounts in thousands):

Acquiring Portfolio	Acquired Fund	Date	Shares Issued by Acquiring Fund	Value of Shares Issued by Acquiring Fund	Total Net Assets of Acquired Fund	Total net Assets of Acquiring Fund	Total net Assets of Acquiring Fund After Acquisition	Acquired Fund’s Unrealized Appreciation
Total Return Portfolio	Time Square Core Plus Bond Fund	April 22, 2005	8,435	$88,822	$88,822	$2,474,546	$2,563,368	$710

9. Regulatory & Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, Allianz Global Investors (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.), PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and Allianz Global Investors Distributors LLC (“AGID”), in connection with the same matter. In the New Jersey Settlement, AGI, PEA and AGID neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and AGID had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, AGID, and certain of their affiliates including, including PIMCO Funds (formerly, PIMCO Funds: Pacific Investment Management Series), Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series), and the Trustees of the Trust (in their capacity as Trustees of the PIMCO or Allianz Funds), have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO and Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the Allianz and PIMCO Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the PIMCO Funds’ Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the Allianz and PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

On April 11, 2005, the Attorney General of the State of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia (the “West Virginia Complaint”) against Allianz Global Investors Fund Management LLC (formerly PA Fund Management LLC) (“AGIF”), PEA and AGID alleging, among other things, that they improperly allowed broker-dealers, hedge funds and investment advisers to engage in frequent trading of various open-end funds advised or distributed by AGIF and certain of its affiliates in violation of the funds’ stated restrictions on “market timing.”

June 30, 2005	Semi-Annual Report	19

Notes to Financial Statements (Cont.)

June 30, 2005 (Unaudited)

On May 31, 2005, AGIF, PEA and AGID, along with the other mutual fund defendants in the action, removed the action to the U.S. District Court for the District of West Virginia. The West Virginia Complaint also names numerous other defendants unaffiliated with AGIF in separate claims alleging improper market timing and/or late trading of open-end investment companies advised or distributed by such other defendants. The West Virginia Complaint seeks injunctive relief, civil monetary penalties, investigative costs and attorney’s fees.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, AGID and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser, and AGID could be barred from serving as principal underwriter, to any registered investment company, including the Portfolios of the Trust. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, AGID, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order. If the West Virginia Attorney General were to obtain a court injunction against AGIF, PEA or AGID, the Applicants would, in turn, seek exemptive relief under Section 9(c) with respect to that matter, although there is no assurance that such exemptive relief would be granted.

The foregoing speaks only as of the date of this report. It is possible that these matters and/or other developments resulting from these matters could result in increased Portfolio redemptions or other adverse consequences to the Portfolio. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Portfolio.

20	Semi-Annual Report	June 30, 2005

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

PIMCO VARIABLE INSURANCE TRUST

TOTAL RETURN PORTFOLIO II

ADMINISTRATIVE CLASS

SEMI-ANNUAL REPORT
June 30, 2005

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust prospectus. Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. This and other information is contained in the Portfolio’s prospectus. Please read the prospectus carefully before you invest or send money.

Chairman’s Letter

Dear Shareholder:

We are pleased to present this semi-annual report for the PIMCO Variable Insurance Trust, covering the six-month period ended June 30, 2005.

Bonds generally rallied worldwide during the first half of 2005, as intermediate and long-term interest rates fell, risk appetites for credit-sensitive assets revived somewhat and signs of a global economic slowdown emerged. In the U.S., fixed income returns were also positive overall for the first six months of 2005, as second quarter gains generally offset losses in the first quarter.

The phenomenon of decreasing longer-dated yields amid a tightening cycle by the Federal Reserve—dubbed a “conundrum” by Fed Chairman Alan Greenspan—continued throughout the six-month period. Amidst the explanation of the “conundrum,” several factors emerge. First, inflation remains relatively contained, while weakness in the manufacturing data signaled that the U.S. economy could be poised to slow down. Second, Asian central banks continued to buy Treasuries to keep their currencies from appreciating versus the U.S. dollar, thereby helping to finance the U.S. trade deficit. Finally, demand from U.S. pension funds to reduce the mismatch between the duration of their assets and liabilities provided support for longer-dated bonds.

On the following pages you will find details on the Portfolio and its total return investment performance, including our discussion of the primary factors that affected performance during the six-month reporting period.

We appreciate the trust you have placed in us, and we will strive to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

July 31, 2005

June 30, 2005	Semi-Annual Report	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of fifteen separate investment portfolios. Each portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of a portfolio directly. Shares of a portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: real rate risk, derivative risk, small company risk, non-U.S. security risk, high-yield security risk and specific sector investment risks. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a portfolio could not close out a position when it would be most advantageous to do so. A Portfolio investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified portfolio. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

Inflation-indexed bonds issued by the U.S. Government, also known as “TIPS”, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Repayment upon maturity of the original principal as adjusted for inflation is guaranteed by the U.S. Government. Neither the current market value of inflation-indexed bonds nor the value of shares of a portfolio that invests in inflation-indexed bonds is guaranteed, and either or both may fluctuate.

On the performance summary page in this semi-annual report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay (i) on Portfolio distributions or (ii) the redemption of Portfolio shares. The Portfolio’s performance also does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns.

An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the SEC’s website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

2	Semi-Annual Report	June 30, 2005

Important Information (continued)

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this semi-annual report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from January 1, 2005 to June 30, 2005.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel or litigation expense).

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

June 30, 2005	Semi-Annual Report	3

Total Return Portfolio II

CUMULATIVE RETURNS THROUGH JUNE 30, 2005

                  Total Return Portfolio II        Lehman Brothers
                     Administrative Class        Aggregate Bond Index
                  -------------------------      --------------------
     5/31/1999              $10,000                    $10,000
     6/30/1999               10,071                      9,968
     7/31/1999               10,025                      9,926
     8/31/1999               10,001                      9,921
     9/30/1999               10,127                     10,036
    10/31/1999               10,134                     10,073
    11/30/1999               10,180                     10,072
    12/31/1999               10,141                     10,024
     1/31/2000               10,115                      9,991
     2/29/2000               10,224                     10,112
     3/31/2000               10,435                     10,245
     4/30/2000               10,452                     10,215
     5/31/2000               10,436                     10,211
     6/30/2000               10,627                     10,423
     7/31/2000               10,697                     10,518
     8/31/2000               10,869                     10,670
     9/30/2000               10,883                     10,737
    10/31/2000               10,961                     10,808
    11/30/2000               11,193                     10,985
    12/31/2000               11,287                     11,189
     1/31/2001               11,448                     11,372
     2/28/2001               11,583                     11,471
     3/31/2001               11,651                     11,529
     4/30/2001               11,543                     11,481
     5/31/2001               11,625                     11,550
     6/30/2001               11,644                     11,594
     7/31/2001               12,035                     11,853
     8/31/2001               12,159                     11,989
     9/30/2001               12,444                     12,128
    10/31/2001               12,698                     12,382
    11/30/2001               12,465                     12,211
    12/31/2001               12,384                     12,134
     1/31/2002               12,553                     12,232
     2/28/2002               12,677                     12,350
     3/31/2002               12,491                     12,145
     4/30/2002               12,690                     12,381
     5/31/2002               12,693                     12,486
     6/30/2002               12,689                     12,594
     7/31/2002               12,668                     12,746
     8/31/2002               12,951                     12,961
     9/30/2002               13,068                     13,171
    10/31/2002               13,068                     13,111
    11/30/2002               13,148                     13,107
    12/31/2002               13,371                     13,378
     1/31/2003               13,322                     13,389
     2/28/2003               13,566                     13,575
     3/31/2003               13,574                     13,564
     4/30/2003               13,657                     13,676
     5/31/2003               14,046                     13,931
     6/30/2003               14,009                     13,903
     7/31/2003               13,476                     13,436
     8/31/2003               13,633                     13,525
     9/30/2003               14,002                     13,883
    10/31/2003               13,897                     13,754
    11/30/2003               13,916                     13,787
    12/31/2003               14,042                     13,927
     1/31/2004               14,138                     14,039
     2/29/2004               14,301                     14,191
     3/31/2004               14,417                     14,297
     4/30/2004               14,058                     13,925
     5/31/2004               14,025                     13,870
     6/30/2004               14,093                     13,948
     7/31/2004               14,241                     14,086
     8/31/2004               14,502                     14,355
     9/30/2004               14,548                     14,394
    10/31/2004               14,610                     14,515
    11/30/2004               14,467                     14,399
    12/31/2004               14,605                     14,531
     1/31/2005               14,642                     14,622
     2/28/2005               14,519                     14,536
     3/31/2005               14,493                     14,461
     4/30/2005               14,686                     14,657
     5/31/2005               14,857                     14,816
     6/30/2005               14,931                     14,897

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Administrative Class.

SECTOR BREAKDOWN‡

U.S. Government Agencies	63.8%
Short-Term Instruments	19.9%
U.S. Treasury Obligations	6.2%
Corporate Bonds & Notes	3.3%
Asset-Backed Securities	3.0%
Other	3.8%

‡ % of Total Investments as of June 30, 2005

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended June 30, 2005

		6 Months	1 Year	5 Years*	Since Inception*
	Total Return Portfolio II Administrative Class (Inception 05/28/99)	2.24%	5.95%	7.04%	6.80%
- - - - - - -	Lehman Brothers Aggregate Bond Index	2.51%	6.80%	7.40%	—
	* Annualized. All Portfolio returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Please refer to page 2 herein for an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$1,022.40	$1,021.57
Expenses Paid During Period†	$3.26	$3.26

†Expenses are equal to the Portfolio’s Administrative Class annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The Total Return Portfolio II seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities, with quality, U.S. issuer, and U.S. dollar-denominated security restrictions.

•	The Portfolio’s Administrative Class shares underperformed the benchmark Lehman Brothers Aggregate Bond Index for the six-month period ended June 30, 2005, returning 2.24% versus the 2.51% return of the Index.

•	The Portfolio’s below-index duration for the first half of the period and above-index duration for the second half of the period added to returns as yields generally rose and then subsequently fell.

•	The Portfolio’s emphasis on short/intermediate maturities for most of the period was negative for performance, as the yield curve flattened. Continued tightening by the Federal Reserve and strong demand for longer-maturity bonds were driving factors behind the curve flattening.

•	Substituting real return bonds [Treasury Inflation Protected Securities (“TIPS”)] for nominal Treasuries detracted from performance, as inflation expectations lessened over the period, causing TIPS to underperform conventional, non-inflation linked Treasuries.

•	An overweight to mortgage securities added to performance, as mortgages outperformed comparable Treasuries.

•	The Portfolio’s underweight to corporate securities was positive, as this sector lagged Treasuries on a like-duration basis.

4	Semi-Annual Report	June 30, 2005

Financial Highlights

Total Return Portfolio II (Administrative Class)

Selected Per Share Data for the Year or Period Ended:	06/30/2005†	12/31/2004	12/31/2003	12/31/2002		12/31/2001		12/31/2000

Net asset value beginning of period	$10.31	$10.31	$10.09	$10.12		$10.24		$9.82
Net investment income (a)	0.13	0.17	0.17	0.38		0.48		0.61
Net realized/unrealized gain on investments (a)	0.10	0.24	0.33	0.41		0.49		0.46
Total income from investment operations	0.23	0.41	0.50	0.79		0.97		1.07
Dividends from net investment income	(0.14)	(0.17)	(0.19)	(0.40)		(0.48)		(0.65)
Distributions from net realized capital gains	0.00	(0.24)	(0.09)	(0.42)		(0.61)		0.00
Total distributions	(0.14)	(0.41)	(0.28)	(0.82)		(1.09)		(0.65)
Net asset value end of period	$10.40	$10.31	$10.31	$10.09		$10.12		$10.24
Total return	2.24%	4.01%	5.01%	7.97%		9.72%		11.30%
Net assets end of period (000s)	$25,236	$24,843	$17,474	$16,882		$2,403		$2,203
Ratio of net expenses to average net assets	0.65%*	0.65%	0.65%	0.66	%(c)	0.65	%(b)	0.65%
Ratio of net investment income to average net assets	2.64%*	1.58%	1.62%	3.71%		4.55%		6.14%
Portfolio turnover rate	303%	305%	863%	418%		606%		937%

†	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.66%.
(c)	Ratio of expenses to average net assets excluding interest expense is 0.65%.

See accompanying notes	June 30, 2005	Semi-Annual Report	5

Statement of Assets and Liabilities

Total Return Portfolio II

June 30, 2005 (Unaudited)

Amounts in thousands, except per share amounts

Assets:

Investments, at value	$34,963
Receivable for investments sold	3,838
Receivable for investments sold on delayed-delivery basis	106
Interest and dividends receivable	99
Variation margin receivable	9
Unrealized appreciation on swap agreements	9
39,024

Liabilities:

Payable for investments purchased	$11,604
Payable for short sale	2,127
Written options outstanding	7
Payable for Portfolio shares redeemed	16
Accrued investment advisory fee	5
Accrued administration fee	5
Accrued servicing fee	3
Variation margin payable	4
13,771

Net Assets	$25,253

Net Assets Consist of:

Paid in capital	$24,739
Undistributed net investment income	149
Accumulated undistributed net realized gain	122
Net unrealized appreciation	243
$25,253

Net Assets:

Institutional Class	$17
Administrative Class	25,236

Shares Issued and Outstanding:

Institutional Class	2
Administrative Class	2,427

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Institutional Class	$10.40
Administrative Class	10.40

Cost of Investments Owned	$34,744

6	Semi-Annual Report	June 30, 2005	See accompanying notes

Statement of Operations

Total Return Portfolio II

Amounts in thousands
Six Months Ended June 30, 2005 (Unaudited)
Investment Income:

Interest	$401
Dividends, net of foreign taxes	2
Miscellaneous income	1
Total Income	404

Expenses:

Investment advisory fees	30
Administration fees	30
Distribution and/or servicing fees - Administrative Class	18
Total Expenses	78

Net Investment Income	326

Net Realized and Unrealized Gain (Loss):

Net realized (loss) on investments	(70)
Net realized gain on futures contracts, options, and swaps	148
Net change in unrealized appreciation on investments	186
Net change in unrealized (depreciation) on futures contracts, options, and swaps	(33)
Net Gain	231

Net Increase in Net Assets Resulting from Operations	$557

See accompanying notes	June 30, 2005	Semi-Annual Report	7

Statements of Changes in Net Assets

Total Return Portfolio II

Amounts in thousands
	Six Months Ended June 30, 2005 (Unaudited)	Year Ended December 31, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income	$326	$305
Net realized gain	78	541
Net change in unrealized appreciation (depreciation)	153	(129)
Net increase resulting from operations	557	717

Distributions to Shareholders:

From net investment income
Institutional Class	0	(1)
Administrative Class	(335)	(328)

From net realized capital gains
Institutional Class	0	0
Administrative Class	0	(550)

Total Distributions	(335)	(879)

Portfolio Share Transactions:

Receipts for shares sold
Institutional Class	0	495
Administrative Class	0	8,218

Issued as reinvestment of distributions
Institutional Class	0	1
Administrative Class	335	877

Cost of shares redeemed
Institutional Class	0	(499)
Administrative Class	(164)	(1,560)
Net increase resulting from Portfolio share transactions	171	7,532

Total Increase in Net Assets	393	7,370

Net Assets:

Beginning of period	24,860	17,490
End of period*	$25,253	$24,860

*Including undistributed net investment income of:	$149	$158

8	Semi-Annual Report	June 30, 2005	See accompanying notes

Schedule of Investments

Total Return Portfolio II

June 30, 2005 (Unaudited)

Principal
Amount	Value
(000s)	(000s)

CORPORATE BONDS & NOTES 4.5%
Banking & Finance 3.6%
American General Finance Corp.
3.492% due 03/23/2007 (a)	$100	$100
Citigroup Global Markets Holdings, Inc.
3.410% due 03/07/2008 (a)	100	100
Ford Motor Credit Co.
3.572% due 07/07/2005 (a)	195	195
3.590% due 07/18/2005 (a)	100	100
General Motors Acceptance Corp.
4.395% due 10/20/2005 (a)	100	100
Goldman Sachs Group, Inc.
3.380% due 08/01/2006 (a)	100	100
Morgan Stanley Dean Witter & Co.
3.275% due 01/18/2008 (a)	100	100
UBS Preferred Funding Trust I
8.622% due 10/29/2049 (a)	100	119

		914

Industrials 0.8%
DaimlerChrysler NA Holding Corp.
4.270% due 09/26/2005 (a)	100	100
3.890% due 05/24/2006 (a)	50	50
El Paso Corp.
6.750% due 05/15/2009	50	51

		201

Utilities 0.1%
Pacific Gas & Electric Co.
3.820% due 04/03/2006 (a)	25	25

Total Corporate Bonds & Notes (Cost $1,118)		1,140

MUNICIPAL BONDS & NOTES 1.3%

New Jersey State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2003
6.750% due 06/01/2039	100	112
New Jersey State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2003
4.375% due 06/01/2019	55	56
New York City Municipal Water Finance Authority Revenue Bonds, Series 2005
7.220% due 06/15/2031	100	113
New York State Environmental Facilities Corporate Revenue Bonds, Series 2002
7.420% due 06/15/2023 (a)	25	29
University of Texas Revenue Bonds, Series 2003
5.000% due 08/15/2033	20	21

Total Municipal Bonds & Notes (Cost $307)		331

U.S. GOVERNMENT AGENCIES 88.3%

Fannie Mae
3.111% due 04/26/2035 (a)	44	44
3.319% due 09/22/2006 (a)	100	100
3.434% due 03/25/2034 (a)	71	71
3.500% due 03/25/2009	91	91
4.960% due 12/01/2036 (a)	42	43
5.000% due 02/01/2018-04/25/2033 (c)	10,569	10,692
5.190% due 09/01/2034 (a)	43	43
5.500% due 10/01/2017-07/14/2035 (c)	10,673	10,823
6.000% due 07/01/2016-07/25/2024 (c)	137	141

Freddie Mac
3.494% due 10/25/2029 (a)	$97	$97
4.417% due 01/01/2028 (a)	5	6
4.746% due 07/01/2027 (a)	6	6
5.000% due 10/01/2018	76	76
5.500% due 08/15/2030	9	9
6.000% due 09/01/2016	14	15
Government National Mortgage Association
3.375% due 05/20/2030 (a)	13	13
3.760% due 09/20/2030 (a)	5	5
4.375% due 02/20/2027 (a)	20	20

Total U.S. Government Agencies (Cost $22,177)		22,295

U.S. TREASURY OBLIGATIONS 8.5%

Treasury Inflation Protected Securities (b)(e)
3.375% due 01/15/2007	123	127
2.375% due 01/15/2025	320	350
U.S. Treasury Bonds
6.000% due 02/15/2026	1,100	1,356
5.500% due 08/15/2028	100	118
U.S. Treasury Notes
4.875% due 02/15/2012	100	106
4.750% due 05/15/2014	100	105

Total U.S. Treasury Obligations (Cost $2,109)		2,162

MORTGAGE-BACKED SECURITIES 3.6%

Banc of America Funding Corp.
4.118% due 05/25/2035 (a)	100	99
Bank of America Mortgage Securities, Inc.
6.500% due 10/25/2031	36	37
6.500% due 02/25/2033	8	8
Bear Stearns Adjustable Rate Mortgage Trust
5.081% due 03/25/2033 (a)	23	23
4.715% due 12/25/2033 (a)	50	50
Bear Stearns Alt-A Trust
5.447% due 05/25/2035 (a)	97	99
Countrywide Home Loan Mortgage Pass-Through Trust
3.604% due 04/25/2035 (a)	94	94
CS First Boston Mortgage Securities Corp.
5.240% due 06/25/2032 (a)	9	9
6.252% due 06/25/2032 (a)	4	4
3.400% due 08/25/2033 (a)	10	10
GSR Mortgage Loan Trust
6.000% due 03/25/2032	8	8
Impac CMB Trust
3.714% due 07/25/2033 (a)	52	52
MASTR Adjustable Rate Mortgages Trust
3.787% due 12/21/2034 (a)	106	106
MASTR Asset Securitization Trust
5.500% due 09/25/2033	49	49
Merrill Lynch Mortgage Investors, Inc.
4.796% due 01/25/2029 (a)	61	64
Prime Mortgage Trust
3.714% due 02/25/2034 (a)	41	41
Structured Asset Mortgage Investments, Inc.
3.590% due 09/19/2032 (a)	5	5
Structured Asset Securities Corp.
6.150% due 07/25/2032 (a)	1	1
Washington Mutual Mortgage Securities Corp.
3.765% due 02/27/2034 (a)	26	26
3.746% due 08/25/2042 (a)	117	118

Total Mortgage-Backed Securities (Cost $901)		903

ASSET-BACKED SECURITIES 4.1%

AAA Trust
3.414% due 04/25/2035 (a)	87	87
Accredited Mortgage Loan Trust
3.464% due 01/25/2035 (a)	65	65

Amortizing Residential Collateral Trust
3.584% due 06/25/2032 (a)	$6	$6
Asset-Backed Securities Corp. Home Equity Loan Trust
3.474% due 12/25/2034 (a)	42	42
Carrington Mortgage Loan Trust
3.240% due 06/25/2035 (a)	30	30
CIT Group Home Equity Loan Trust
3.584% due 06/25/2033 (a)	3	3
Countrywide Asset-Backed Certificates
3.484% due 12/25/2018 (a)	12	12
3.504% due 10/25/2021 (a)	25	24
3.464% due 12/25/2034 (a)	32	32
CS First Boston Mortgage Securities Corp.
3.624% due 01/25/2032 (a)	10	10
Equity One ABS, Inc.
3.594% due 11/25/2032 (a)	9	9
Fleet Credit Card Master Trust II
3.360% due 05/15/2008 (a)	100	100
Fremont Home Loan Trust
3.464% due 07/25/2034 (a)	32	32
3.424% due 01/25/2035 (a)	74	74
HFC Home Equity Loan Asset-Backed Certificates
3.610% due 10/20/2032 (a)	24	24
Home Equity Mortgage Trust
3.464% due 12/25/2034 (a)	23	23
Household Mortgage Loan Trust
3.560% due 05/20/2032 (a)	2	2
Impac CMB Trust
3.564% due 01/25/2034 (a)	54	54
Nelnet Student Loan Trust
3.151% due 04/25/2011 (a)	27	27
Park Place Securities, Inc.
3.514% due 08/25/2034 (a)	21	21
3.474% due 02/25/2035 (a)	59	59
Residential Asset Mortgage Products, Inc.
3.454% due 04/25/2026 (a)	107	107
Sears Credit Account Master Trust
6.750% due 09/16/2009	200	201
Terwin Mortgage Trust
3.444% due 09/25/2034 (a)	2	2

Total Asset-Backed Securities (Cost $1,047)		1,046

PURCHASED PUT OPTIONS 0.0%
	# of Contracts
Eurodollar March Futures (CME)
Strike @ 93.750 Exp. 03/13/2006	15	0

Total Purchased Put Options		0
(Cost $0)

PREFERRED SECURITY 0.5%
	Shares

DG Funding Trust
3.360% due 12/29/2049 (a)	11	118

Total Preferred Security		118
(Cost $116)

SHORT-TERM INSTRUMENTS 27.6%
	Principal Amount (000s)
Certificates of Deposit 2.0%
Citibank New York N.A.
3.205% due 08/18/2005	$500	500

Commercial Paper 16.6%
Fannie Mae
2.967% due 07/01/2005	600	600
Federal Home Loan Bank
2.963% due 07/01/2005	600	600
2.950% due 07/13/2005	500	499
3.030% due 08/08/2005	100	100

See accompanying notes	June 30, 2005	Semi-Annual Report	9

Schedule of Investments (Cont.)

Total Return Portfolio II

June 30, 2005 (Unaudited)

Principal
Amount	Value
(000s)	(000s)

Freddie Mac
2.955% due 07/19/2005	$100	$100
2.872% due 07/26/2005	600	599
2.996% due 08/09/2005	400	399
3.120% due 08/23/2005	600	597
3.175% due 09/06/2005	200	199
3.310% due 11/02/2005	200	197
General Electric Capital Corp.
3.150% due 08/01/2005	300	299

		4,189

Repurchase Agreements 6.6%
Credit Suisse First Boston
2.700% due 07/01/2005	1,200	1,200
(Dated 06/30/2005. Collateralized by U.S. Treasury Notes 3.500% due 08/15/2009 valued at $1,228. Repurchase proceeds are $1,200.)
State Street Bank
2.650% due 07/01/2005	463	463
(Dated 06/30/2005. Collateralized by Freddie Mac 2.125% due 11/15/2005 valued at $474. Repurchase proceeds are $463.)

		1,663

U.S. Treasury Bills 2.4%
2.946% due 09/01/2005-09/15/2005 (c)(e)	$620	$616

Total Short-Term Instruments		6,968
(Cost $6,969)

Total Investments (d) 138.4%		$34,963
(Cost $34,744)
Written Options (g) (0.0%)		(7)
(Premiums $11)
Other Assets and Liabilities (Net) (38.4%)		(9,703)

Net Assets 100.0%		$25,253

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a) Variable rate security.

(b) Principal amount of security is adjusted for inflation.

(c) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(d) As of June 30, 2005, portfolio securities with an aggregate market value of $198 were valued with reference to securities whose prices are more readily obtainable.

(e) Securities with an aggregate market value of $743 have been segregated with the custodian to cover margin requirements for the following open futures contracts at June 30, 2005:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Eurodollar March Long Futures	03/2006	29	$11
Eurodollar June Long Futures	06/2006	3	0
Eurodollar September Long Futures	09/2005	3	(4)
Eurodollar September Short Futures	09/2006	2	1
Eurodollar December Long Futures	12/2005	16	(10)
U.S. Treasury 10-Year Note Long Futures	09/2005	2	(1)
U.S. Treasury 30-Year Bond Long Futures	09/2005	12	13

			$10

(f) Swap agreements outstanding at June 30, 2005:

Credit Default Swaps

Counterparty	Reference Entity	Buy/Sell Protection	Pay/Receive Fixed rate	Expiration Date	Notional Amount	Unrealized Appreciation

Bank of America	Ford Motor Acceptance Corp. 7.450% due 07/16/2031	Sell	4.150%	06/20/2007	$200	$5
Merrill Lynch & Co., Inc.	General Motors Acceptance Corp. 6.875% due 08/28/2012	Sell	3.500%	06/20/2006	200	4

						$9

(g) Premiums received on written options:
Name of Issuer		Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury Note September Futures		$116.000	07/22/2005	3	$0	$0
Put - CBOT U.S. Treasury Note September Futures		110.000	07/22/2005	3	0	0
Call - CBOT U.S. Treasury Bond September Futures		121.000	08/26/2005	2	2	1
Call - CBOT U.S. Treasury Note September Futures		115.000	08/26/2005	8	3	3
Call - CBOT U.S. Treasury Note September Futures		116.000	08/26/2005	8	2	1
Put - CBOT U.S. Treasury Bond September Futures		115.000	08/26/2005	2	1	1
Put - CBOT U.S. Treasury Note September Futures		110.000	08/26/2005	10	3	1
Put - CBOT U.S. Treasury Note September Futures		111.000	08/26/2005	1	0	0

					$11	$7

(h) Short sales open at June 30, 2005 were as follows:

Type		Coupon (%)	Maturity	Par	Value	Proceeds
Fannie Mae		5.000	07/19/2020	$2,000	$2,022	$2,023
U.S. Treasury Note		4.750	05/15/2014	100	105	106

					$2,127	$2,129

10	Semi-Annual Report	June 30, 2005	See accompanying notes

Notes to Financial Statements

June 30, 2005 (Unaudited)

1. Organization

The Total Return Portfolio II (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented in these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed-income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open. Market value is generally determined on the basis of last reported sales price, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed-income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as a component of interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from financial accounting principles generally accepted in the United States of America (“GAAP”). Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported in the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized

June 30, 2005	Semi-Annual Report	11

Notes to Financial Statements (Cont.)

June 30, 2005 (Unaudited)

and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative and servicing fees.

Delayed-Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Futures Contracts. The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Inflation-Indexed Bonds. The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

Options Contracts. The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in

12	Semi-Annual Report	June 30, 2005

addition to a loss on the securities if their value should fall below their repurchase price.

Short Sales. The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and interest payable on such securities, if any, is reflected as a liability in the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return, forward spread lock, and credit default swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms and the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss in the Statements of Operations upon termination of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received by the Portfolio are included as part of realized gain (loss) on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

As a result of a FASB Emerging Issues Task Force (“EITF”) consensus, No. 03-11, and related SEC staff guidance, the Portfolio has reclassified periodic payments made or received under swap agreements, which were previously included within miscellaneous income, to a component of realized gain (loss) in the Statement of Operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year’s Statement of Changes in Net Assets and the per share amounts in the prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly.

U.S. Government Agencies or Government-Sponsored Enterprises. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U. S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary of Allianz Global Investors of America L.P., formerly known as Allianz Dresdner Asset Management of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

June 30, 2005	Semi-Annual Report	13

Notes to Financial Statements (Cont.)

June 30, 2005 (Unaudited)

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.25%.

Servicing Fee. Allianz Global Investors Distributors, LLC (the “Distributor”), formerly known as PA Distributors LLC, is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributor was 0.15% during current fiscal year.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current period ended June 30, 2005, each unaffiliated Trustee received an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, each Committee Chair received an additional annual retainer of $500 and each Audit Committee Chair received an additional annual retainer of $1,500. These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4. Purchases and Sales of Securities

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2005 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$69,367	$66,643	$1,549	$791

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

Premium
Balance at 12/31/2004	$8
Sales	26
Closing Buys	0
Expirations	(23)
Exercised	0
Balance at 06/30/2005	$11

14	Semi-Annual Report	June 30, 2005

6. Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2005		Year Ended 12/31/2004
	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	0	$0	48	$495
Administrative Class	0	0	780	8,218

Issued as reinvestment of distributions

Institutional Class	0	0	0	1
Administrative Class	32	335	85	877

Cost of shares redeemed

Institutional Class	0	0	(48)	(499)
Administrative Class	(16)	(164)	(148)	(1,560)

Net increase resulting from Portfolio share transactions	16	$171	717	$7,532

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held
Institutional Class	1	100	*
Administrative Class	1	100

*	Allianz Global Investors of Americas L.P., a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio, and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

7. Federal Income Tax Matters

At June 30, 2005, the aggregate cost of investments was the same for federal income tax and financial statement purposes. The net unrealized appreciation (depreciation) of investment securities for federal income tax purposes is as follows (amounts in thousands):

Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation
$ 240	$ (21)	$219

8. Regulatory & Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, Allianz Global Investors (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.), PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and Allianz Global Investors Distributors LLC (“AGID”), in connection with the same matter. In the New Jersey Settlement, AGI, PEA and AGID neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and AGID had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, AGID, and certain of their affiliates, including PIMCO Funds (formerly, PIMCO Funds: Pacific Investment Management Series), Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series), and the Trustees of the Trust (in their capacity as Trustees of the PIMCO or Allianz Funds), have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they

June 30, 2005	Semi-Annual Report	15

Notes to Financial Statements (Cont.)

June 30, 2005 (Unaudited)

have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO and Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the Allianz and PIMCO Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the PIMCO Funds’ Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the Allianz and PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

On April 11, 2005, the Attorney General of the State of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia (the “West Virginia Complaint”) against Allianz Global Investors Fund Management LLC (formerly PA Fund Management LLC) (“AGIF”), PEA and AGID alleging, among other things, that they improperly allowed broker-dealers, hedge funds and investment advisers to engage in frequent trading of various open-end funds advised or distributed by AGIF and certain of its affiliates in violation of the funds’ stated restrictions on “market timing.” On May 31, 2005, AGIF, PEA and AGID, along with the other mutual fund defendants in the action, removed the action to the U.S. District Court for the District of West Virginia. The West Virginia Complaint also names numerous other defendants unaffiliated with AGIF in separate claims alleging improper market timing and/or late trading of open-end investment companies advised or distributed by such other defendants. The West Virginia Complaint seeks injunctive relief, civil monetary penalties, investigative costs and attorney’s fees.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, AGID and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser, and AGID could be barred from serving as principal underwriter, to any registered investment company, including the Portfolios of the Trust. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, AGID, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order. If the West Virginia Attorney General were to obtain a court injunction against AGIF, PEA or AGID, the Applicants would, in turn, seek exemptive relief under Section 9(c) with respect to that matter, although there is no assurance that such exemptive relief would be granted.

The foregoing speaks only as of the date of this report. It is possible that these matters and/or other developments resulting from these matters could result in increased Portfolio redemptions or other adverse consequences to the Portfolio. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Portfolio.

16	Semi-Annual Report	June 30, 2005

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

PIMCO VARIABLE INSURANCE TRUST

TOTAL RETURN PORTFOLIO II

INSTITUTIONAL CLASS

SEMI-ANNUAL REPORT
June 30, 2005

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust prospectus. Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. This and other information is contained in the Portfolio’s prospectus. Please read the prospectus carefully before you invest or send money.

Chairman’s Letter

Dear Shareholder:

We are pleased to present this semi-annual report for the PIMCO Variable Insurance Trust, covering the six-month period ended June 30, 2005.

Bonds generally rallied worldwide during the first half of 2005, as intermediate and long-term interest rates fell, risk appetites for credit-sensitive assets revived somewhat and signs of a global economic slowdown emerged. In the U.S., fixed income returns were also positive overall for the first six months of 2005, as second quarter gains generally offset losses in the first quarter.

The phenomenon of decreasing longer-dated yields amid a tightening cycle by the Federal Reserve—dubbed a “conundrum” by Fed Chairman Alan Greenspan—continued throughout the six-month period. Amidst the explanation of the “conundrum,” several factors emerge. First, inflation remains relatively contained, while weakness in the manufacturing data signaled that the U.S. economy could be poised to slow down. Second, Asian central banks continued to buy Treasuries to keep their currencies from appreciating versus the U.S. dollar, thereby helping to finance the U.S. trade deficit. Finally, demand from U.S. pension funds to reduce the mismatch between the duration of their assets and liabilities provided support for longer-dated bonds.

On the following pages you will find details on the Portfolio and its total return investment performance, including our discussion of the primary factors that affected performance during the six-month reporting period.

We appreciate the trust you have placed in us, and we will strive to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman, PIMCO Variable Insurance Trust

July 31, 2005

June 30, 2005	Semi-Annual Report	1

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of fifteen separate investment portfolios. Each portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of a portfolio directly. Shares of a portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: real rate risk, derivative risk, small company risk, non-U.S. security risk, high-yield security risk and specific sector investment risks. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a portfolio could not close out a position when it would be most advantageous to do so. A Portfolio investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified portfolio. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

Inflation-indexed bonds issued by the U.S. Government, also known as “TIPS”, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Repayment upon maturity of the original principal as adjusted for inflation is guaranteed by the U.S. Government. Neither the current market value of inflation-indexed bonds nor the value of shares of a portfolio that invests in inflation-indexed bonds is guaranteed, and either or both may fluctuate.

On the performance summary page in this semi-annual report, the Total Return Investment Performance table measures performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay (i) on Portfolio distributions or (ii) the redemption of Portfolio shares. The Portfolio’s performance also does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns.

An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at 1-866-746-2606 and on the SEC’s website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

2	Semi-Annual Report	June 30, 2005

Important Information (continued)

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this semi-annual report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory and administrative fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from January 1, 2005 to June 30, 2005.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the advisory and administrative fees (such as expenses of the trustees and their counsel or litigation expense).

PIMCO Variable Insurance Trust is distributed by Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902.

June 30, 2005	Semi-Annual Report	3

Total Return Portfolio II

CUMULATIVE RETURNS THROUGH JUNE 30, 2005

             Total Return Portfolio II      Lehman Brothers
                 Institutional Class      Aggregate Bond Index
             -------------------------    --------------------
 4/30/2000            $10,000                   $10,000
 5/31/2000              9,986                     9,995
 6/30/2000             10,167                    10,203
 7/31/2000             10,235                    10,296
 8/31/2000             10,401                    10,445
 9/30/2000             10,416                    10,511
10/31/2000             10,492                    10,580
11/30/2000             10,715                    10,753
12/31/2000             10,807                    10,953
 1/31/2001             10,963                    11,132
 2/28/2001             11,093                    11,229
 3/31/2001             11,159                    11,285
 4/30/2001             11,057                    11,238
 5/31/2001             11,137                    11,306
 6/30/2001             11,156                    11,349
 7/31/2001             11,533                    11,603
 8/31/2001             11,654                    11,736
 9/30/2001             11,927                    11,872
10/31/2001             12,173                    12,121
11/30/2001             11,951                    11,954
12/31/2001             11,875                    11,878
 1/31/2002             12,038                    11,974
 2/28/2002             12,158                    12,090
 3/31/2002             11,981                    11,889
 4/30/2002             12,174                    12,119
 5/31/2002             12,178                    12,222
 6/30/2002             12,176                    12,328
 7/31/2002             12,158                    12,477
 8/31/2002             12,430                    12,688
 9/30/2002             12,544                    12,893
10/31/2002             12,546                    12,834
11/30/2002             12,624                    12,831
12/31/2002             12,840                    13,096
 1/31/2003             12,795                    13,107
 2/28/2003             13,039                    13,288
 3/31/2003             13,048                    13,278
 4/30/2003             13,130                    13,388
 5/31/2003             13,505                    13,637
 6/30/2003             13,471                    13,610
 7/31/2003             12,960                    13,153
 8/31/2003             13,112                    13,240
 9/30/2003             13,469                    13,590
10/31/2003             13,370                    13,464
11/30/2003             13,390                    13,496
12/31/2003             13,513                    13,633
 1/31/2004             13,607                    13,743
 2/29/2004             13,765                    13,892
 3/31/2004             13,878                    13,996
 4/30/2004             13,535                    13,632
 5/31/2004             13,505                    13,577
 6/30/2004             13,571                    13,654
 7/31/2004             13,716                    13,789
 8/31/2004             13,969                    14,052
 9/30/2004             14,015                    14,090
10/31/2004             14,077                    14,208
11/30/2004             13,941                    14,095
12/31/2004             14,075                    14,225
 1/31/2005             14,112                    14,314
 2/28/2005             13,995                    14,230
 3/31/2005             13,972                    14,157
 4/30/2005             14,159                    14,348
 5/31/2005             14,327                    14,503
 6/30/2005             14,400                    14,582

$10,000 invested at the beginning of the first full month following the inception date of the Portfolio’s Institutional Class.

SECTOR BREAKDOWN‡

U.S. Government Agencies	63.8%
Short-Term Instruments	19.9%
U.S. Treasury Obligations	6.2%
Corporate Bonds & Notes	3.3%
Asset-Backed Securities	3.0%
Other	3.8%

‡ % of Total Investments as of June 30, 2005

TOTAL RETURN INVESTMENT PERFORMANCE For the period ended June 30, 2005

		6 Months	1 Year	5 Years*	Since Inception*
	Total Return Portfolio II Institutional Class (Inception 04/10/00)	2.31%	6.10%	7.21%	7.10%
- - - - - - -	Lehman Brothers Aggregate Bond Index	2.51%	6.80%	7.40%	—
	* Annualized. All Portfolio returns are net of fees and expenses.

Past performance is no guarantee of future results. The performance quoted represents past performance. Investment return and principal value will fluctuate so the Portfolio shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Please refer to page 2 herein for an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (01/01/05)	$1,000.00	$1,000.00
Ending Account Value (06/30/05)	$1,023.10	$1,022.32
Expenses Paid During Period†	$2.51	$2.51

†Expenses are equal to the Portfolio’s Institutional Class annualized expense ratio of 0.50%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

PORTFOLIO INSIGHTS

•	The Total Return Portfolio II seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities, with quality, U.S. issuer, and U.S. dollar-denominated security restrictions.

•	The Portfolio’s Institutional Class shares underperformed the benchmark Lehman Brothers Aggregate Bond Index for the six-month period ended June 30, 2005, returning 2.31% versus the 2.51% return of the Index.

•	The Portfolio’s below-index duration for the first half of the period and above-index duration for the second half of the period added to returns as yields generally rose and then subsequently fell.

•	The Portfolio’s emphasis on short/intermediate maturities for most of the period was negative for performance, as the yield curve flattened. Continued tightening by the Federal Reserve and strong demand for longer-maturity bonds were driving factors behind the curve flattening.

•	Substituting real return bonds [Treasury Inflation Protected Securities (“TIPS”)] for nominal Treasuries detracted from performance, as inflation expectations lessened over the period, causing TIPS to underperform conventional, non-inflation linked Treasuries.

•	An overweight to mortgage securities added to performance, as mortgages outperformed comparable Treasuries.

•	The Portfolio’s underweight to corporate securities was positive, as this sector lagged Treasuries on a like-duration basis.

4	Semi-Annual Report	June 30, 2005

Financial Highlights

Total Return Portfolio II (Institutional Class)

Selected Per Share Data for the Year or Period Ended:	06/30/2005†	12/31/2004	12/31/2003	12/31/2002		12/31/2001		04/10/2000- 12/31/2000

Net asset value beginning of period	$10.31	$10.31	$10.09	$10.12		$10.24		$10.02
Net investment income (a)	0.14	0.18	0.16	0.41		0.50		0.47
Net realized/unrealized gain on investments (a)	0.10	0.25	0.36	0.39		0.49		0.25
Total income from investment operations	0.24	0.43	0.52	0.80		0.99		0.72
Dividends from net investment income	(0.15)	(0.19)	(0.21)	(0.41)		(0.50)		(0.50)
Distributions from net realized capital gains	0.00	(0.24)	(0.09)	(0.42)		(0.61)		0.00
Total distributions	(0.15)	(0.43)	(0.30)	(0.83)		(1.11)		(0.50)
Net asset value end of period	$10.40	$10.31	$10.31	$10.09		$10.12		$10.24
Total return	2.31%	4.16%	5.24%	8.13%		9.88%		7.41%
Net assets end of period (000s)	$17	$17	$16	$1,217		$3,845		$3,499
Ratio of net expenses to average net assets	0.50%*	0.50%	0.50%	0.51	%(c)	0.50	%(b)	0.50%*
Ratio of net investment income to average net assets	2.78%*	1.70%	1.56%	3.97%		4.70%		6.62%*
Portfolio turnover rate	303%	305%	863%	418%		606%		937%

†	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 0.51%.
(c)	Ratio of expenses to average net assets excluding interest expense is 0.50%.

See accompanying notes	June 30, 2005	Semi-Annual Report	5

Statement of Assets and Liabilities

Total Return Portfolio II

June 30, 2005 (Unaudited)

Amounts in thousands, except per share amounts

Assets:

Investments, at value	$34,963
Receivable for investments sold	3,838
Receivable for investments sold on delayed-delivery basis	106
Interest and dividends receivable	99
Variation margin receivable	9
Unrealized appreciation on swap agreements	9
39,024

Liabilities:

Payable for investments purchased	$11,604
Payable for short sale	2,127
Written options outstanding	7
Payable for Portfolio shares redeemed	16
Accrued investment advisory fee	5
Accrued administration fee	5
Accrued servicing fee	3
Variation margin payable	4
13,771

Net Assets	$25,253

Net Assets Consist of:

Paid in capital	$24,739
Undistributed net investment income	149
Accumulated undistributed net realized gain	122
Net unrealized appreciation	243
$25,253

Net Assets:

Institutional Class	$17
Administrative Class	25,236

Shares Issued and Outstanding:

Institutional Class	2
Administrative Class	2,427

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)

Institutional Class	$10.40
Administrative Class	10.40

Cost of Investments Owned	$34,744

6	Semi-Annual Report	June 30, 2005	See accompanying notes

Statement of Operations

Total Return Portfolio II

Amounts in thousands
Six Months Ended June 30, 2005 (Unaudited)
Investment Income:

Interest	$401
Dividends, net of foreign taxes	2
Miscellaneous income	1
Total Income	404

Expenses:

Investment advisory fees	30
Administration fees	30
Distribution and/or servicing fees - Administrative Class	18
Total Expenses	78

Net Investment Income	326

Net Realized and Unrealized Gain (Loss):

Net realized (loss) on investments	(70)
Net realized gain on futures contracts, options, and swaps	148
Net change in unrealized appreciation on investments	186
Net change in unrealized (depreciation) on futures contracts, options, and swaps	(33)
Net Gain	231

Net Increase in Net Assets Resulting from Operations	$557

See accompanying notes	June 30, 2005	Semi-Annual Report	7

Statements of Changes in Net Assets

Total Return Portfolio II

Amounts in thousands
	Six Months Ended June 30, 2005 (Unaudited)	Year Ended December 31, 2004
Increase (Decrease) in Net Assets from:

Operations:

Net investment income	$326	$305
Net realized gain	78	541
Net change in unrealized appreciation (depreciation)	153	(129)
Net increase resulting from operations	557	717

Distributions to Shareholders:

From net investment income
Institutional Class	0	(1)
Administrative Class	(335)	(328)

From net realized capital gains
Institutional Class	0	0
Administrative Class	0	(550)

Total Distributions	(335)	(879)

Portfolio Share Transactions:

Receipts for shares sold
Institutional Class	0	495
Administrative Class	0	8,218

Issued as reinvestment of distributions
Institutional Class	0	1
Administrative Class	335	877

Cost of shares redeemed
Institutional Class	0	(499)
Administrative Class	(164)	(1,560)
Net increase resulting from Portfolio share transactions	171	7,532

Total Increase in Net Assets	393	7,370

Net Assets:

Beginning of period	24,860	17,490
End of period*	$25,253	$24,860

*Including undistributed net investment income of:	$149	$158

8	Semi-Annual Report	June 30, 2005	See accompanying notes

Schedule of Investments

Total Return Portfolio II

June 30, 2005 (Unaudited)

Principal
Amount	Value
(000s)	(000s)

CORPORATE BONDS & NOTES 4.5%
Banking & Finance 3.6%
American General Finance Corp.
3.492% due 03/23/2007 (a)	$100	$100
Citigroup Global Markets Holdings, Inc.
3.410% due 03/07/2008 (a)	100	100
Ford Motor Credit Co.
3.572% due 07/07/2005 (a)	195	195
3.590% due 07/18/2005 (a)	100	100
General Motors Acceptance Corp.
4.395% due 10/20/2005 (a)	100	100
Goldman Sachs Group, Inc.
3.380% due 08/01/2006 (a)	100	100
Morgan Stanley Dean Witter & Co.
3.275% due 01/18/2008 (a)	100	100
UBS Preferred Funding Trust I
8.622% due 10/29/2049 (a)	100	119

		914

Industrials 0.8%
DaimlerChrysler NA Holding Corp.
4.270% due 09/26/2005 (a)	100	100
3.890% due 05/24/2006 (a)	50	50
El Paso Corp.
6.750% due 05/15/2009	50	51

		201

Utilities 0.1%
Pacific Gas & Electric Co.
3.820% due 04/03/2006 (a)	25	25

Total Corporate Bonds & Notes (Cost $1,118)		1,140

MUNICIPAL BONDS & NOTES 1.3%

New Jersey State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2003
6.750% due 06/01/2039	100	112
New Jersey State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2003
4.375% due 06/01/2019	55	56
New York City Municipal Water Finance Authority Revenue Bonds, Series 2005
7.220% due 06/15/2031	100	113
New York State Environmental Facilities Corporate Revenue Bonds, Series 2002
7.420% due 06/15/2023 (a)	25	29
University of Texas Revenue Bonds, Series 2003
5.000% due 08/15/2033	20	21

Total Municipal Bonds & Notes (Cost $307)		331

U.S. GOVERNMENT AGENCIES 88.3%

Fannie Mae
3.111% due 04/26/2035 (a)	44	44
3.319% due 09/22/2006 (a)	100	100
3.434% due 03/25/2034 (a)	71	71
3.500% due 03/25/2009	91	91
4.960% due 12/01/2036 (a)	42	43
5.000% due 02/01/2018-04/25/2033 (c)	10,569	10,692
5.190% due 09/01/2034 (a)	43	43
5.500% due 10/01/2017-07/14/2035 (c)	10,673	10,823
6.000% due 07/01/2016-07/25/2024 (c)	137	141

Freddie Mac
3.494% due 10/25/2029 (a)	$97	$97
4.417% due 01/01/2028 (a)	5	6
4.746% due 07/01/2027 (a)	6	6
5.000% due 10/01/2018	76	76
5.500% due 08/15/2030	9	9
6.000% due 09/01/2016	14	15
Government National Mortgage Association
3.375% due 05/20/2030 (a)	13	13
3.760% due 09/20/2030 (a)	5	5
4.375% due 02/20/2027 (a)	20	20

Total U.S. Government Agencies (Cost $22,177)		22,295

U.S. TREASURY OBLIGATIONS 8.5%

Treasury Inflation Protected Securities (b)(e)
3.375% due 01/15/2007	123	127
2.375% due 01/15/2025	320	350
U.S. Treasury Bonds
6.000% due 02/15/2026	1,100	1,356
5.500% due 08/15/2028	100	118
U.S. Treasury Notes
4.875% due 02/15/2012	100	106
4.750% due 05/15/2014	100	105

Total U.S. Treasury Obligations (Cost $2,109)		2,162

MORTGAGE-BACKED SECURITIES 3.6%

Banc of America Funding Corp.
4.118% due 05/25/2035 (a)	100	99
Bank of America Mortgage Securities, Inc.
6.500% due 10/25/2031	36	37
6.500% due 02/25/2033	8	8
Bear Stearns Adjustable Rate Mortgage Trust
5.081% due 03/25/2033 (a)	23	23
4.715% due 12/25/2033 (a)	50	50
Bear Stearns Alt-A Trust
5.447% due 05/25/2035 (a)	97	99
Countrywide Home Loan Mortgage Pass-Through Trust
3.604% due 04/25/2035 (a)	94	94
CS First Boston Mortgage Securities Corp.
5.240% due 06/25/2032 (a)	9	9
6.252% due 06/25/2032 (a)	4	4
3.400% due 08/25/2033 (a)	10	10
GSR Mortgage Loan Trust
6.000% due 03/25/2032	8	8
Impac CMB Trust
3.714% due 07/25/2033 (a)	52	52
MASTR Adjustable Rate Mortgages Trust
3.787% due 12/21/2034 (a)	106	106
MASTR Asset Securitization Trust
5.500% due 09/25/2033	49	49
Merrill Lynch Mortgage Investors, Inc.
4.796% due 01/25/2029 (a)	61	64
Prime Mortgage Trust
3.714% due 02/25/2034 (a)	41	41
Structured Asset Mortgage Investments, Inc.
3.590% due 09/19/2032 (a)	5	5
Structured Asset Securities Corp.
6.150% due 07/25/2032 (a)	1	1
Washington Mutual Mortgage Securities Corp.
3.765% due 02/27/2034 (a)	26	26
3.746% due 08/25/2042 (a)	117	118

Total Mortgage-Backed Securities (Cost $901)		903

ASSET-BACKED SECURITIES 4.1%

AAA Trust
3.414% due 04/25/2035 (a)	87	87
Accredited Mortgage Loan Trust
3.464% due 01/25/2035 (a)	65	65

Amortizing Residential Collateral Trust
3.584% due 06/25/2032 (a)	$6	$6
Asset-Backed Securities Corp. Home Equity Loan Trust
3.474% due 12/25/2034 (a)	42	42
Carrington Mortgage Loan Trust
3.240% due 06/25/2035 (a)	30	30
CIT Group Home Equity Loan Trust
3.584% due 06/25/2033 (a)	3	3
Countrywide Asset-Backed Certificates
3.484% due 12/25/2018 (a)	12	12
3.504% due 10/25/2021 (a)	25	24
3.464% due 12/25/2034 (a)	32	32
CS First Boston Mortgage Securities Corp.
3.624% due 01/25/2032 (a)	10	10
Equity One ABS, Inc.
3.594% due 11/25/2032 (a)	9	9
Fleet Credit Card Master Trust II
3.360% due 05/15/2008 (a)	100	100
Fremont Home Loan Trust
3.464% due 07/25/2034 (a)	32	32
3.424% due 01/25/2035 (a)	74	74
HFC Home Equity Loan Asset-Backed Certificates
3.610% due 10/20/2032 (a)	24	24
Home Equity Mortgage Trust
3.464% due 12/25/2034 (a)	23	23
Household Mortgage Loan Trust
3.560% due 05/20/2032 (a)	2	2
Impac CMB Trust
3.564% due 01/25/2034 (a)	54	54
Nelnet Student Loan Trust
3.151% due 04/25/2011 (a)	27	27
Park Place Securities, Inc.
3.514% due 08/25/2034 (a)	21	21
3.474% due 02/25/2035 (a)	59	59
Residential Asset Mortgage Products, Inc.
3.454% due 04/25/2026 (a)	107	107
Sears Credit Account Master Trust
6.750% due 09/16/2009	200	201
Terwin Mortgage Trust
3.444% due 09/25/2034 (a)	2	2

Total Asset-Backed Securities (Cost $1,047)		1,046

PURCHASED PUT OPTIONS 0.0%
	# of Contracts
Eurodollar March Futures (CME)
Strike @ 93.750 Exp. 03/13/2006	15	0

Total Purchased Put Options		0
(Cost $0)

PREFERRED SECURITY 0.5%
	Shares

DG Funding Trust
3.360% due 12/29/2049 (a)	11	118

Total Preferred Security		118
(Cost $116)

SHORT-TERM INSTRUMENTS 27.6%
	Principal Amount (000s)
Certificates of Deposit 2.0%
Citibank New York N.A.
3.205% due 08/18/2005	$500	500

Commercial Paper 16.6%
Fannie Mae
2.967% due 07/01/2005	600	600
Federal Home Loan Bank
2.963% due 07/01/2005	600	600
2.950% due 07/13/2005	500	499
3.030% due 08/08/2005	100	100

See accompanying notes	June 30, 2005	Semi-Annual Report	9

Schedule of Investments (Cont.)

Total Return Portfolio II

June 30, 2005 (Unaudited)

Principal
Amount	Value
(000s)	(000s)

Freddie Mac
2.955% due 07/19/2005	$100	$100
2.872% due 07/26/2005	600	599
2.996% due 08/09/2005	400	399
3.120% due 08/23/2005	600	597
3.175% due 09/06/2005	200	199
3.310% due 11/02/2005	200	197
General Electric Capital Corp.
3.150% due 08/01/2005	300	299

		4,189

Repurchase Agreements 6.6%
Credit Suisse First Boston
2.700% due 07/01/2005	1,200	1,200
(Dated 06/30/2005. Collateralized by U.S. Treasury Notes 3.500% due 08/15/2009 valued at $1,228. Repurchase proceeds are $1,200.)
State Street Bank
2.650% due 07/01/2005	463	463
(Dated 06/30/2005. Collateralized by Freddie Mac 2.125% due 11/15/2005 valued at $474. Repurchase proceeds are $463.)

		1,663

U.S. Treasury Bills 2.4%
2.946% due 09/01/2005-09/15/2005 (c)(e)	$620	$616

Total Short-Term Instruments		6,968
(Cost $6,969)

Total Investments (d) 138.4%		$34,963
(Cost $34,744)
Written Options (g) (0.0%)		(7)
(Premiums $11)
Other Assets and Liabilities (Net) (38.4%)		(9,703)

Net Assets 100.0%		$25,253

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a) Variable rate security.

(b) Principal amount of security is adjusted for inflation.

(c) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(d) As of June 30, 2005, portfolio securities with an aggregate market value of $198 were valued with reference to securities whose prices are more readily obtainable.

(e) Securities with an aggregate market value of $743 have been segregated with the custodian to cover margin requirements for the following open futures contracts at June 30, 2005:

Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Eurodollar March Long Futures	03/2006	29	$11
Eurodollar June Long Futures	06/2006	3	0
Eurodollar September Long Futures	09/2005	3	(4)
Eurodollar September Short Futures	09/2006	2	1
Eurodollar December Long Futures	12/2005	16	(10)
U.S. Treasury 10-Year Note Long Futures	09/2005	2	(1)
U.S. Treasury 30-Year Bond Long Futures	09/2005	12	13

			$10

(f) Swap agreements outstanding at June 30, 2005:

Credit Default Swaps

Counterparty	Reference Entity	Buy/Sell Protection	Pay/Receive Fixed rate	Expiration Date	Notional Amount	Unrealized Appreciation

Bank of America	Ford Motor Acceptance Corp. 7.450% due 07/16/2031	Sell	4.150%	06/20/2007	$200	$5
Merrill Lynch & Co., Inc.	General Motors Acceptance Corp. 6.875% due 08/28/2012	Sell	3.500%	06/20/2006	200	4

						$9

(g) Premiums received on written options:
Name of Issuer		Exercise Price	Expiration Date	# of Contracts	Premium	Value
Call - CBOT U.S. Treasury Note September Futures		$116.000	07/22/2005	3	$0	$0
Put - CBOT U.S. Treasury Note September Futures		110.000	07/22/2005	3	0	0
Call - CBOT U.S. Treasury Bond September Futures		121.000	08/26/2005	2	2	1
Call - CBOT U.S. Treasury Note September Futures		115.000	08/26/2005	8	3	3
Call - CBOT U.S. Treasury Note September Futures		116.000	08/26/2005	8	2	1
Put - CBOT U.S. Treasury Bond September Futures		115.000	08/26/2005	2	1	1
Put - CBOT U.S. Treasury Note September Futures		110.000	08/26/2005	10	3	1
Put - CBOT U.S. Treasury Note September Futures		111.000	08/26/2005	1	0	0

					$11	$7

(h) Short sales open at June 30, 2005 were as follows:

Type		Coupon (%)	Maturity	Par	Value	Proceeds
Fannie Mae		5.000	07/19/2020	$2,000	$2,022	$2,023
U.S. Treasury Note		4.750	05/15/2014	100	105	106

					$2,127	$2,129

10	Semi-Annual Report	June 30, 2005	See accompanying notes

Notes to Financial Statements

June 30, 2005 (Unaudited)

1. Organization

The Total Return Portfolio II (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented in these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Trustees, including certain fixed-income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open. Market value is generally determined on the basis of last reported sales price, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Fixed-income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as a component of interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared on each day the Portfolio is open for business and are distributed to shareholders monthly. All dividends are reinvested in additional shares of the Portfolio. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from financial accounting principles generally accepted in the United States of America (“GAAP”). Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported in the Portfolio’s annual financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected in the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized

June 30, 2005	Semi-Annual Report	11

Notes to Financial Statements (Cont.)

June 30, 2005 (Unaudited)

and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, currently include administrative and servicing fees.

Delayed-Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Federal Income Taxes. The Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Futures Contracts. The Portfolio is authorized to enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Inflation-Indexed Bonds. The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

Options Contracts. The Portfolio may write call and put options on futures, swaps, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

Repurchase Agreements. The Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, the Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in

12	Semi-Annual Report	June 30, 2005

addition to a loss on the securities if their value should fall below their repurchase price.

Short Sales. The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and interest payable on such securities, if any, is reflected as a liability in the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

Swap Agreements. The Portfolio may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolio may enter into interest rate, total return, forward spread lock, and credit default swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms and the respective swap agreements.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The Portfolio may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss in the Statements of Operations upon termination of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received by the Portfolio are included as part of realized gain (loss) on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

As a result of a FASB Emerging Issues Task Force (“EITF”) consensus, No. 03-11, and related SEC staff guidance, the Portfolio has reclassified periodic payments made or received under swap agreements, which were previously included within miscellaneous income, to a component of realized gain (loss) in the Statement of Operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year’s Statement of Changes in Net Assets and the per share amounts in the prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly.

U.S. Government Agencies or Government-Sponsored Enterprises. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U. S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary of Allianz Global Investors of America L.P., formerly known as Allianz Dresdner Asset Management of America L.P., and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee at an annual rate based on average daily net assets of the Portfolio. The Advisory Fee is charged at an annual rate of 0.25%.

June 30, 2005	Semi-Annual Report	13

Notes to Financial Statements (Cont.)

June 30, 2005 (Unaudited)

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Trust for which it receives a monthly administrative fee based on average daily net assets of the Portfolio. The Administration Fee is charged at the annual rate of 0.25%.

Servicing Fee. Allianz Global Investors Distributors, LLC (the “Distributor”), formerly known as PA Distributors LLC, is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. and serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of the Portfolio in the amount of 0.15% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to the Distributor was 0.15% during current fiscal year.

Expenses. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

For the current period ended June 30, 2005, each unaffiliated Trustee received an annual retainer of $15,000, plus $2,000 for each Board of Trustees quarterly meeting attended, $500 for each Board of Trustees committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, each Committee Chair received an additional annual retainer of $500 and each Audit Committee Chair received an additional annual retainer of $1,500. These expenses are allocated on a pro rata basis to each Portfolio of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

4. Purchases and Sales of Securities

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2005 were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$69,367	$66,643	$1,549	$791

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

Premium
Balance at 12/31/2004	$8
Sales	26
Closing Buys	0
Expirations	(23)
Exercised	0
Balance at 06/30/2005	$11

14	Semi-Annual Report	June 30, 2005

6. Shares of Beneficial Interest

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Six Months Ended 06/30/2005		Year Ended 12/31/2004
	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	0	$0	48	$495
Administrative Class	0	0	780	8,218

Issued as reinvestment of distributions

Institutional Class	0	0	0	1
Administrative Class	32	335	85	877

Cost of shares redeemed

Institutional Class	0	0	(48)	(499)
Administrative Class	(16)	(164)	(148)	(1,560)

Net increase resulting from Portfolio share transactions	16	$171	717	$7,532

The following schedule shows the number of shareholders each owning 5% or more of the Portfolio and the total percentage of the Portfolio held by such shareholders:

	Number	% of Portfolio Held
Institutional Class	1	100	*
Administrative Class	1	100

*	Allianz Global Investors of Americas L.P., a related party to the Portfolio, owned 25% or more of the outstanding shares of beneficial interest of the Portfolio, and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

7. Federal Income Tax Matters

At June 30, 2005, the aggregate cost of investments was the same for federal income tax and financial statement purposes. The net unrealized appreciation (depreciation) of investment securities for federal income tax purposes is as follows (amounts in thousands):

Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation
$ 240	$ (21)	$219

8. Regulatory & Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, Allianz Global Investors (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.), PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and Allianz Global Investors Distributors LLC (“AGID”), in connection with the same matter. In the New Jersey Settlement, AGI, PEA and AGID neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and AGID had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, AGID, and certain of their affiliates, including PIMCO Funds (formerly, PIMCO Funds: Pacific Investment Management Series), Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series), and the Trustees of the Trust (in their capacity as Trustees of the PIMCO or Allianz Funds), have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they

June 30, 2005	Semi-Annual Report	15

Notes to Financial Statements (Cont.)

June 30, 2005 (Unaudited)

have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO and Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the Allianz and PIMCO Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the PIMCO Funds’ Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the Allianz and PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

On April 11, 2005, the Attorney General of the State of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia (the “West Virginia Complaint”) against Allianz Global Investors Fund Management LLC (formerly PA Fund Management LLC) (“AGIF”), PEA and AGID alleging, among other things, that they improperly allowed broker-dealers, hedge funds and investment advisers to engage in frequent trading of various open-end funds advised or distributed by AGIF and certain of its affiliates in violation of the funds’ stated restrictions on “market timing.” On May 31, 2005, AGIF, PEA and AGID, along with the other mutual fund defendants in the action, removed the action to the U.S. District Court for the District of West Virginia. The West Virginia Complaint also names numerous other defendants unaffiliated with AGIF in separate claims alleging improper market timing and/or late trading of open-end investment companies advised or distributed by such other defendants. The West Virginia Complaint seeks injunctive relief, civil monetary penalties, investigative costs and attorney’s fees.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, AGID and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser, and AGID could be barred from serving as principal underwriter, to any registered investment company, including the Portfolios of the Trust. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, AGID, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order. If the West Virginia Attorney General were to obtain a court injunction against AGIF, PEA or AGID, the Applicants would, in turn, seek exemptive relief under Section 9(c) with respect to that matter, although there is no assurance that such exemptive relief would be granted.

The foregoing speaks only as of the date of this report. It is possible that these matters and/or other developments resulting from these matters could result in increased Portfolio redemptions or other adverse consequences to the Portfolio. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on the Portfolio or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Portfolio.

16	Semi-Annual Report	June 30, 2005

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Distributor

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, Missouri 64105

Transfer Agent

Boston Financial Data Services–Midwest

330 W. 9th Street

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST

840 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

Item 2.	Code of Ethics—Not applicable.

Item 3.	Audit Committee Financial Expert—Not applicable.

Item 4.	Principal Accountant Fees and Services—Not applicable.

Item 5.	Audit Committee of Listed Registrants—Not applicable.

Item 6.	Schedule of Investments. The Schedule of Investments is included as part of the reports to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies—Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies—Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases—Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders—Not applicable.

Item 11.	Controls and Procedures

	(a)	The chief executive officer and chief financial officer of PIMCO Variable Insurance Trust (“Trust”) have concluded that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

	(b)	There were no changes in the Trust’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12.	Exhibits

	(a)(1)	Code of Ethics—Not applicable.

	(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

	(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Variable Insurance Trust

By:	/s/ ERNEST L. SCHMIDER
Ernest L. Schmider
President, Chief Executive Officer

Date:	September 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ ERNEST L. SCHMIDER
Ernest L. Schmider
President, Chief Executive Officer

Date:	September 7, 2005

By:	/s/ JOHN P. HARDAWAY
John P. Hardaway
Treasurer, Chief Financial Officer

Date:	September 7, 2005